As filed with the Securities and Exchange Commission on March 24, 2003

                                       1933 Act Registration No. 333- 103301

-------------------------------------------------------------------------------


               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  Form N-14AE

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933


 [  ]     Pre-Effective                      [  X]    Post-Effective
          Amendment No.                      Amendment No. 1


                        MET INVESTORS SERIES TRUST
                    (Janus Aggressive Growth Portfolio)
            [Exact Name of Registrant as Specified in Charter]

              Area Code and Telephone Number: (800) 848-3854

                         22 Corporate Plaza Drive
                      Newport Beach, California 92660
                    -----------------------------------
                 (Address of Principal Executive Offices)

                            Elizabeth M. Forget
                                 President
                        Met Investors Series Trust
                         22 Corporate Plaza Drive
                      Newport Beach, California 92660
                 -----------------------------------------
                  (Name and Address of Agent for Service)

                     Copies of All Correspondence to:
                          Robert N. Hickey, Esq.
                         Sullivan & Worcester LLP
                            1666 K Street, N.W.
                        Washington, D.C. 20006




         It is proposed that this filing will become effective:

         [X]      immediately on filing pursuant to paragraph (b)
         [  ]     on _____ pursuant to paragraph (b)
         [  ]     60 days after filing pursuant to paragraph (a)(1)
         [  ]     on _____ pursuant to paragraph (a)(1)
         [  ]     75 days after filing pursuant to paragraph (a)(2)
         [  ]     on _____ pursuant to paragraph (a)(2) of Rule 485
         [  ]     This post-effective amendment designates a new effective
                  date for a previously
                  filed post-effective amendment.

                           Metropolitan Series Fund, Inc.
                  501 Boylston Street, Boston, Massachusetts 02116

Dear Life Insurance Policy and Annuity Contract Owners:

     The Metropolitan Series Fund, Inc. will hold a special meeting of shareholders of the Janus Growth Portfolio (the "Portfolio") on April 25, 2003 at 2:00 p.m. Eastern Time at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116. At the meeting, shareholders of the Portfolio will be asked to vote on the acquisition of the Portfolio by the Janus Aggressive Growth Portfolio (the "Met Investors Portfolio"), a series of Met Investors Series Trust. A formal Notice of Special Meeting of Shareholders appears on the next page, followed by the combined Prospectus/Proxy Statement, which explains in more detail the proposal to be considered.

     The acquisition of the Portfolio has been proposed as part of an overall plan of the insurance companies in the MetLife enterprise (the "Insurance Companies") to streamline and rationalize the investment offerings underlying variable life insurance and variable annuity contracts offered by the Insurance Companies. Like the Portfolio, the Met Investors Portfolio is currently offered only to separate accounts of the Insurance Companies and is subadvised by the same sub-adviser, Janus Capital Management LLC. The investment manager of the Met Investors Portfolio is an affiliate of the Portfolio's investment manager. Please review the enclosed Prospectus/Proxy Statement for a more detailed description of the proposed acquisition of the Portfolio and the specific reasons it is being proposed.

     Although you are not a shareholder of the Portfolio, as an owner of a variable life insurance or variable annuity contract issued by separate accounts of the Insurance Companies, you have the right to instruct your Insurance Company how to vote at the meeting. You may give voting instructions for the number of shares of the Portfolio attributable to your life insurance policy or annuity contract as of the record time of 4:00 p.m. Eastern Time on January 31, 2003.


YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTIONS FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR BY THE
INTERNET BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSTRUCTION SLIP. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.


     Please take a few moments to review the details of the proposal. If you have any questions regarding the acquisition of the Portfolio, please feel free to call the contact number listed in the enclosed Prospectus/Proxy Statement. We urge you to vote at your earliest convenience.

     We appreciate your participation and prompt response in these matters and thank you for your continued support.

Very truly yours,

/s/ Anne Goggin, President
March 21, 2003

                                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                             TO BE HELD APRIL 25, 2003

                                          METROPOLITAN SERIES FUND, INC.
                                              JANUS GROWTH PORTFOLIO


     NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Janus Growth Portfolio (the "Met Portfolio"), a series of the Metropolitan Series Fund, Inc., will be held at 2:00 p.m. Eastern Time on Friday, April 25, 2003, at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116 for these purposes:

1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Met Portfolio to, and the assumption of all of the liabilities of the Met Portfolio by, the Janus Aggressive Growth Portfolio (the "Met Investors Portfolio"), a series of Met Investors Series Trust, in exchange for shares of the Met Investors Portfolio and the distribution of such shares to the shareholders of the Met Portfolio in complete liquidation of the Met Portfolio.

2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

     Shareholders of record as of 4:00 p.m. Eastern Time on January 31, 2003 are entitled to notice of and to vote at the meeting and any adjourned session.

                                      By order of the Board of Directors,


                                      Thomas M. Lenz, Secretary

March 21, 2003


NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR BY THE INTERNET BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSTRUCTION SLIP. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                    INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

     The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your voting instructions form properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:



         Registration                                                           Valid Signature

         Corporate Accounts

         (1)      ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . ABC Corp.

         (2)      ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . John Doe, Treasurer

         (3)      ABC Corp.
                  c/o John Doe, Treasurer . . . . . . . . . . . . . . . .       John Doe

         (4)      ABC Corp. Profit Sharing Plan . . . . . . . . . .            John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . . . . . . . . . . . . . . .    Jane B. Doe, Trustee

         (2)      Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . . . . . . . . . . . . . . .     Jane B. Doe

         Custodial or Estate Accounts

         (1)      John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . . . . . . . . .            John B. Smith

(2)      Estate of John B. Smith . . . . . . . . . . . . . . . .               John B. Smith, Jr., Executor



                     ACQUISITION OF ASSETS OF

                      JANUS GROWTH PORTFOLIO
                            a series of
                  Metropolitan Series Fund, Inc.
                        501 Boylston Street
                    Boston, Massachusetts 02116
                          (800) 553-4459

                 BY AND IN EXCHANGE FOR SHARES OF

                 JANUS AGGRESSIVE GROWTH PORTFOLIO
                            a series of
                    Met Investors Series Trust
                     22 Corporate Plaza Drive
                  Newport Beach, California 92660
                          (800) 848-3854

                    PROSPECTUS/PROXY STATEMENT

                       DATED MARCH 21, 2003


     This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of Janus Growth Portfolio ("Janus Growth") for consideration at a Special Meeting of Shareholders to be held on April 25, 2003 at 2:00 p.m. Eastern Time at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, and any adjournments thereof (the "Meeting").

                                  GENERAL

     The Board of Directors of Metropolitan Series Fund, Inc. (the "Fund") has approved the proposed reorganization of Janus Growth, which is a series of the Fund, into Janus Aggressive Growth Portfolio ("Janus Aggressive Growth"), a series of Met Investors Series Trust (the "Trust"). Janus Growth and Janus Aggressive Growth are sometimes referred to respectively in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."


     Metropolitan Life Insurance Company, a New York life insurance company ("MetLife"), and its affiliates, New England Life Insurance Company and General American Life Insurance Company (individually an "Insurance Company" and collectively the "Insurance Companies") are the record owners of Janus Growth's shares and at the Meeting will vote the shares of the Portfolio held in their separate accounts.


     As an owner of a variable life insurance or annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Janus Growth that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Janus Growth, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Janus Growth. For simplicity, in this Prospectus/Proxy Statement:

     o "Record Holder" of Janus Growth refers to each Insurance Company which holds Janus Growth's shares of record;

     o "shares" refers generally to your shares of beneficial interest in the Portfolio; and

     o "shareholder" or "Contract Owner" refers to you.

     In the reorganization, all of the assets of Janus Growth will be acquired by Janus Aggressive Growth in exchange for Class A, Class B and Class E shares of Janus Aggressive Growth and the assumption by Janus Aggressive Growth of the liabilities of Janus Growth (the "Reorganization"). If the Reorganization is approved, Class A, Class B and Class E shares of Janus Aggressive Growth will be distributed to each Record Holder in liquidation of Janus Growth, and Janus Growth will be terminated as a series of the Fund. You will then hold that number of full and fractional shares of Janus Aggressive Growth which have an aggregate net asset value equal to the aggregate net asset value of your shares of Janus Growth.

     Janus Growth is a separate diversified series of the Fund, a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Janus Aggressive Growth is a separate non-diversified series of the Trust, a Delaware business trust, also an open-end management investment company registered under the 1940 Act. The investment objective of Janus Growth is identical to that of Janus Aggressive Growth, as follows:



----------------- -------------------------------------------------------------
                      Portfolio                                     Investment Objective


------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------

Janus Growth                                            Long-term growth of capital.
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
Janus Aggressive Growth                                 Long-term growth of capital.
------------------------------------------------------- -------------------------------------------------------------

The investment strategies for Janus Growth are substantially similar to those for Janus Aggressive Growth.

     This  Prospectus/Proxy  Statement  explains concisely the information about
Janus Aggressive Growth that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference.
Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):





--------------------------- --------------------------------------------------
Information about Janus Growth:                                       How to Obtain this Information:
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------


Prospectus of the Fund relating to Janus Growth, dated May 1, 2002    Copies are available upon request and without
                                                                      charge if you:
Statement of Additional Information of the Fund relating to Janus

Growth, dated May 1, 2002                                                     Write to the Fund at the address listed
                                                                           on the cover page of this Prospectus/Proxy

Annual Report of the Fund relating to Janus Growth, for the year           Statement; or
ended December 31, 2002
                                                                               Call (800) 553-4459 toll-free.

--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about Janus Aggressive Growth:                            How to Obtain this Information:


Prospectus of the Trust relating to Janus Aggressive Growth, dated    A copy is available upon request and without
May 1, 2002, as supplemented on March 14, 2003 (Class A, Class B      charge to you
and Class E shares), which accompanies this Prospectus/Proxy
Statement                                                                      Write to the Trust at the address

                                                                           listed on the cover page of this

Statement of Additional Information of the Trust relating to Janus         Prospectus/Proxy Statement; or
Aggressive Growth, dated May 1, 2002, as supplemented on July 15,
2002                                                                           Call (800) 343-8496 toll-free.


Annual Report of the Trust relating to Janus Aggressive Growth for the year ended December 31, 2002
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about the Reorganization:                                 How to Obtain this Information:
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Statement of Additional Information dated March 21, 2003, which       A copy is available upon request and without
relates to this Prospectus/Proxy Statement and the Reorganization     charge if you:


                                                                      Write to the Trust at the address listed on the
                                                                           cover page of this Prospectus/Proxy
                                                                           Statement; or



                                                                      Call (800) 343-8496 toll-free.

--------------------------------------------------------------------- --------------------------------------------------

     You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.


     Information relating to Janus Growth contained in the Prospectus of the Fund dated May 1, 2002 (SEC File No. 811-3618) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to Janus Aggressive Growth contained in the Prospectus of the Trust dated May 1, 2002, as supplemented on March 14, 2003 (SEC File No. 811-10183) also is incorporated by reference in this document. The Statement of Additional Information dated March 21, 2003 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Fund relating to Janus Growth for the year ended December 31, 2002, financial statements of the Trust relating to Janus Aggressive Growth for the year ended December 31, 2002, and the pro forma financial statements of the Trust relating to Janus Aggressive Growth for the year ended December 31, 2002, is incorporated by reference in its entirety in this document.




--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------


         An investment in Janus Aggressive Growth through a Contract:

         o  is not a deposit of, or guaranteed by, any bank
         o is not insured by the FDIC, the Federal Reserve Board or any other government agency
         o  is not endorsed by any bank or government agency
         o involves investment risk, including possible loss of the purchase payment of your original investment



                                                 TABLE OF CONTENTS
                                                                                                               Page


SUMMARY.......................................................................................................   .7
         Why is the Reorganization being proposed?................................................................7
         What are the key features of the Reorganization?.........................................................7
         After the Reorganization, what shares of Janus Aggressive Growth will I own?.............................8
         How will the Reorganization affect me?...................................................................8
         How do the Directors recommend that I vote?..............................................................9
         How do the Portfolios' investment objectives, principal investment strategies and risks compare?.........9
         How do the Portfolios' fees and expenses compare?.......................................................11
         How do the Portfolios' performance records compare?.....................................................13
         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?.............................................................................16
         Who will be the Adviser and Portfolio Manager of my Portfolio after the
         Reorganization? ........................................................................................
         What will the management and advisory fees be after the Reorganization?.................................16
         What will be the primary federal tax consequences of the Reorganization?................................18
RISKS..........................................................................................................  18
         Are the risk factors for the Portfolios similar?........................................................18
         What are the primary risks of investing in each Portfolio?..............................................18
         Are there any other risks of investing in each Portfolio?...............................................22
INFORMATION ABOUT THE REORGANIZATION...........................................................................  22
         Reasons for the Reorganization..........................................................................22
         Agreement and Plan of Reorganization....................................................................24
         Federal Income Tax Consequences.........................................................................26
         Pro-forma Capitalization................................................................................27
         Distribution of Shares..................................................................................28
         Purchase and Redemption Procedures......................................................................29
         Exchange Privileges.....................................................................................29
         Dividend Policy.........................................................................................29
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS................................................................  30
         Form of Organization....................................................................................30
         Capitalization..........................................................................................30
         Shareholder Liability...................................................................................31
         Shareholder Meetings and Voting Rights..................................................................31
         Liquidation.............................................................................................32
         Liability and Indemnification of Trustees/Directors.....................................................32
VOTING INFORMATION CONCERNING THE MEETING......................................................................  33
         Shareholder Information.................................................................................35
         Control Persons and Principal Holders of Securities.....................................................36
FINANCIAL STATEMENTS AND EXPERTS...............................................................................  36
LEGAL MATTERS..................................................................................................  36
ADDITIONAL INFORMATION.........................................................................................  36
OTHER BUSINESS.................................................................................................  37






EXHIBIT A  .......Form  of Agreement and Plan of Reorganization...................................            .A-1
EXHIBIT B         Management's Discussion and Analysis...............................................          B-1


                                             SUMMARY

     This section summarizes the primary features and consequences of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Proxy Statement and the exhibits.

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

         Why is the Reorganization being proposed?

     The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the Metropolitan Life families of funds with substantially identical investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts issued by MetLife and its affiliates. Janus Growth is not expected to reach a level of assets necessary to achieve operational efficiency. In addition, the performance record of Janus Aggressive Growth since inception has been better than that of Janus Growth.
Therefore, the Directors believe that the Reorganization is in the best interests of Janus Growth's shareholders.

         What are the key features of the Reorganization?

     The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

     o the transfer in-kind of all of the assets of Janus Growth to Janus Aggressive Growth in exchange for Class A, Class B and Class E shares of Janus Aggressive Growth;

     o the assumption by Janus Aggressive Growth of all the liabilities of Janus Growth;

     o the liquidation of Janus Growth by distribution of Class A, Class B and Class E shares of Janus Aggressive Growth to Janus Growth's shareholders; and

     o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

     The Reorganization is expected to be completed on or about April 28, 2003.

     After the Reorganization, what shares of Janus Aggressive Growth will I own?

     If you own Class A, Class B or Class E shares of Janus Growth, you will own Class A, Class B and Class E shares, respectively, of Janus Aggressive Growth.

     The new shares you receive will have the same total value as your shares of Janus Growth, as of the close of business on the day immediately prior to the Reorganization.

         How will the Reorganization affect me?

It is anticipated that the Reorganizations will benefit you as well as the Record Holders as follows:


o COST SAVINGS: Including the effect of existing and projected expense waivers, the total operating expense ratio of Janus Aggressive Growth is less than that of Janus Growth. As of December 31, 2002, Janus Aggressive Growth's expense ratio was 0.85% for Class A shares after expense waivers (1.43% prior to expense waivers). Commencing May 1, 2003, Janus Aggressive Growth's expense ratio limit after waivers will be 0.90%. Janus Growth's expense ratio, as of December 31, 2002 was 0.95% for Class A shares after expense waivers (1.50% prior to expense waivers). Commencing May 1, 2003, there will be no expense limit for Janus Growth. In addition, the operating expenses of Janus Aggressive Growth may potentially decrease over the long term in comparison to those of Janus Growth due to the spreading of fixed costs over a larger pool of assets.

o OPERATING EFFICIENCIES: Upon the reorganization of Janus Growth into Janus Aggressive Growth, operating efficiencies may be achieved by Janus Aggressive Growth because it will have a greater level of assets. As of December 31, 2002, Janus Growth's total net assets were approximately $19.4 million, and Janus Aggressive Growth's total net assets were approximately $49.6 million.

     The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Trust will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in Janus Aggressive Growth after the Reorganization. After the Reorganization your Contract values will depend on the performance of Janus Aggressive Growth rather than that of Janus Growth. Neither the Fund nor Contract Owners will bear any costs of the Meeting, this proxy solicitation or any adjourned session. All of the costs of the Reorganization will be paid by MetLife or one of its affiliates.

     Like Janus Growth, Janus Aggressive Growth will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A, Class B or Class E shares of Janus Aggressive Growth.

         How do the Directors recommend that I vote?

     The Directors of the Fund, including the Directors who are not "interested persons" (the "Disinterested Directors"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of Janus Growth, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Directors have submitted the Plan for the approval of the shareholders of Janus Growth.

        THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

     The Trustees of the Trust have also approved the Plan on behalf of Janus Aggressive Growth.

How do the Portfolios' investment objectives, principal investment strategies and risks compare?

     The investment objective of Janus Growth is identical to that of Janus Aggressive Growth, and the investment strategies of each such Portfolio are substantially similar. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees/Directors and without shareholder approval.

     The  following  tables  summarize a  comparison  of Janus  Growth and Janus
Aggressive Growth with respect to their investment objectives and principal investment strategies, as set forth in the Prospectuses and Statements of Additional Information relating to the Portfolios.



  -----------------------------------------------------------------------------
                      Janus Growth
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Investment         Long-term growth of capital.
   Objective
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------

   Principal          Invests primarily in common stocks selected for their growth potential.
   Investment
   Strategies         May invest in companies of any size.

                      May invest without limit in foreign (including emerging market issuers)
                      equity and debt securities.

                      Up to 35% of net assets may be invested in junk bonds.

                      Portfolio's investment adviser may use forward foreign currency exchange contracts to manage foreign currency exposure.
   ------------------ -------------------------------------------------------------------------------



   ------------------ -------------------------------------------------------------------------------
                      Janus Aggressive Growth
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Investment         Long-term growth of capital.
   Objective
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Principal          Invests primarily in common stocks selected for their growth potential.  May
   Investment         also invest in other equity securities including preference stock.
   Strategies
                      May invest in companies of any size.

                      Portfolio is non-diversified.

                      May invest without limit in foreign (including emerging market issuers)
                      equity and debt securities.

                      Up to 35% of net assets may be invested in junk bonds.

                      Portfolio's investment adviser actively manages foreign currency exposure through the use of forward foreign currency exchange contracts.
   ------------------ -------------------------------------------------------------------------------


     The  principal   risks  of  investing  in  Janus   Aggressive   Growth  are
substantially similar to those of investing in Janus Growth. They include:


o Market risk - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings


o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies


o Investment style risk - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment


o Foreign investment risk - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject


o Interest rate risk - the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities


o Credit risk - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis


o High Yield Debt Security Risk - lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. Lower rated securities are more subject to credit risk than higher rated securities. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities


o Non-diversified risk - because investments may be made in a small number of issuers, that is more risk to Janus Aggressive Growth than to a diversified portfolio such as Janus Growth.


     Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

     For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

     The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Portfolios.

     Because Janus Growth and Janus Aggressive Growth have identical investment objectives and substantially similar investment strategies, it is not anticipated that the securities held by Janus Growth will be sold in significant amounts in order to comply with the policies and investment practices of Janus Aggressive Growth in connection with the Reorganization.

         How do the Portfolios' fees and expenses compare?

     Janus Growth offers three classes of shares (Class A, Class B and Class E). Janus Aggressive Growth currently offers two classes of shares (Classes A and B) and will first offer Class E shares in connection with the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

     The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A, Class B and Class E shares of each of the Portfolios. The table entitled "Janus Aggressive Growth Pro Forma" shows you what the fees and expenses are estimated to be assuming the Reorganization takes place.

     The amounts for the Class A, Class B and Class E shares of Janus Growth and Janus Aggressive Growth set forth in the following tables and in the examples are based on the expenses for Janus Growth and Janus Aggressive Growth for the fiscal year ended December 31, 2002, assuming that Class E shares of Janus Aggressive Growth were in existence on such date. The amounts for Class A, Class B and Class E shares of Janus Aggressive Growth (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Janus Aggressive Growth would have been for the fiscal year ended December 31, 2002, assuming the Reorganization takes place.

     The shares of Janus Growth and Janus Aggressive Growth are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT.




Fees and Expenses (as a percentage of average daily net assets)

------------------------------------------------ ------------------------------- -------------------------------------
                                                                                       Janus Aggressive Growth
                 Janus Growth                       Janus Aggressive Growth                  (Pro Forma)
------------------------------------------------ ------------------------------- -------------------------------------
------------------ --------- --------- --------- --------- ----------- --------- ------------ ----------- ------------


                   Class A   Class B   Class E   Class A    Class B    Class E     Class A     Class B      Class E
------------------ --------- --------- --------- --------- ----------- --------- ------------ ----------- ------------
------------------ --------- --------- --------- --------- ----------- --------- ------------ ----------- ------------
Management Fees     0.80%     0.80%     0.80%     0.80%      0.80%      0.80%       0.80%       0.80%        0.80%
------------------ --------- --------- --------- --------- ----------- --------- ------------ ----------- ------------
------------------ --------- --------- --------- --------- ----------- --------- ------------ ----------- ------------
12b-1 Fees           None     0.25%     0.15%      None      0.25%      0.15%       None        0.25%        0.15%
------------------ --------- --------- --------- --------- ----------- --------- ------------ ----------- ------------
------------------ --------- --------- --------- --------- ----------- --------- ------------ ----------- ------------
Other Expenses      0.70%     0.70%     0.70%     0.63%      0.63%      0.63%       0.62%       0.62%        0.62%
------------------ --------- --------- --------- --------- ----------- --------- ------------ ----------- ------------
------------------ --------- --------- --------- --------- ----------- --------- ------------ ----------- ------------
Total Annual        1.50%     1.75%     1.65%     1.43%      1.68%      1.58%       1.42%       1.67%        1.57%
Portfolio
Operating
Expenses Before
Expense Waiver /
Reimbursement
------------------ --------- --------- --------- --------- ----------- --------- ------------ ----------- ------------
------------------ --------- --------- --------- --------- ----------- --------- ------------ ----------- ------------

Contractual                                        0.53%     0.53%     0.53%         0.52%      0.52%        0.52%

Expense Waiver /

Reimbursement*+       --        --        --


------------------ --------- --------- --------- --------- ----------- --------- ------------ ----------- ------------
------------------ --------- --------- --------- --------- ----------- --------- ------------ ----------- ------------

Total Annual                                       0.90%     1.15%     1.05%         0.90%       1.15%        1.05%

Portfolio

Operating             --        --        --

Expenses After
Expense Waiver /
Reimbursement**
------------------ --------- --------- --------- --------- ----------- --------- ------------ ----------- ------------


     * Met Investors Advisory LLC and the Trust have entered into an Expense Limitation Agreement whereby the Total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of Janus Aggressive Growth will not exceed 0.90%, 1.15% and 1.05%, respectively, for the period ended April 30, 2004 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory LLC.

     + MetLife Advisers, LLC ("MetLife Advisers") and the Fund have entered into a Restated Expense Agreement whereby the Total Operating Expenses for the Class A, Class B and Class E shares of Janus Growth will not exceed 0.95%, 1.20% and 1.10%, respectively for the period ended April 30, 2003. Under certain circumstances, any fees waived or expenses reimbursed by MetLife Advisers may be repaid to MetLife Advisers. Commencing on May 1, 2003, there will be no expense limitation for Janus Growth.


     ** A portion of the brokerage commissions that Janus Aggressive Growth pays is used to reduce the Portfolio's expenses. Including this reduction, the Total Annual Operating Expenses After Expense Waiver Reimbursement for Class A and Class B shares for the year ended December 31, 2002 were 0.77% and 1.02%, respectively.


     The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Janus Growth versus Janus Aggressive Growth and Janus Aggressive Growth Pro Forma, assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same and that all expense caps remain in effect only for the period ended April 30, 2004. The examples are for illustration only, and your actual costs may be higher or lower.


THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.



         Examples of Portfolio Expenses

          ----------------- ---------------------------------------------------------------------------------
                                                        Janus Aggressive Growth
                                 One Year           Three Years          Five Years           Ten Years



          Class A                  $92                $452                $781               1,711
          Class B                  $118               $531                $914              $1,989
          Class E                  $108                $499                $861             $1,878

          ----------------- -------------------- ------------------- -------------------- -------------------


          ----------------- ---------------------------------------------------------------------------------
                                                              Janus Growth
                                 One Year           Three Years          Five Years           Ten Years
          Class A                   $97                 $477                $824                $1,801
          Class B                  $123                 $556                $956                $2,076
          Class E                  $113                 $524                $903                $1,967
          ----------------- -------------------- ------------------- -------------------- -------------------


          ----------------- ---------------------------------------------------------------------------------
                                                   Janus Aggressive Growth Pro Forma
                                 One Year           Three Years          Five Years           Ten Years

          Class A                  $92                 $452                $781                $1,711
          Class B                  $118                $531                $914                $1,989
          Class E                  $108                $499                $861                $1,878

          ----------------- -------------------- ------------------- -------------------- -------------------


         How do the Portfolios' performance records compare?

     The following charts show the past performance of the Class B shares of Janus Growth and Janus Aggressive Growth. Class B shares are the oldest class outstanding for Janus Aggressive Growth. Each Class of Janus Growth commenced operations on the same date. Class A shares of Janus Aggressive Growth were first issued on January 3, 2002. Class E shares of Janus Aggressive Growth will first be issued in connection with the Reorganization. Past performance is not an indication of future results.

PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

Total Return (%)

     The charts below show the percentage gain or loss for the Class B shares of Janus Aggressive Growth and Janus Growth in the full calendar year since the inception of each Portfolio on February 12, 2001 and May 1, 2001, respectively.

     These charts include the effects of Portfolio expenses. Total return amounts are based on the inception date of the Portfolio, which may have occurred before your Contract began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                   Janus Growth

                                 ----------------
                                      -30.8%






                                         02
                                 ----------------
                            High Quarter: 4th - 2002 +5.25%
                           Low Quarter: 3rd - 2002 - 27.83%

                             Janus Aggressive Growth

                                   ---------------

                                      - 27.83%







                                         02
                                   ---------------

                              High Quarter: 4th - 2002 +1.72%
                              Low Quarter: 3rd - 2002 -16.13%

     The next set of tables lists the average annual total return of the Class B shares of Janus Growth for the one year period ended 12/31/02, of the Class B shares of Janus Aggressive Growth for the one year period ended 12/31/02, and for both Portfolios' Class A, Class B and Class E shares, as applicable, for the period from inception through 12/31/02. These tables include the effects of Portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the tables. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2002)(1)


       ------------------------------ ---------------- ----------------- -----------------
                                       1 Year Ended     From Inception
                                         12/31/02        to 12/31/02      Inception Date

       Janus Growth
       ------------------------------ ---------------- ----------------- -----------------
       ------------------------------ ---------------- ----------------- -----------------
       Class A shares                     -30.6%            -30.7%            5/1/01
       ------------------------------ ---------------- ----------------- -----------------
       ------------------------------ ---------------- ----------------- -----------------
       Class B shares                     -30.8%            -30.8%            5/1/01
       ------------------------------ ---------------- ----------------- -----------------
       ------------------------------ ---------------- ----------------- -----------------
       Class E shares                     -30.7%            -30.7%            5/1/01
       ------------------------------ ---------------- ----------------- -----------------
       ------------------------------ ---------------- ----------------- -----------------
       S&P 500 Index

                                          -22.1%           -17.7%**
       ------------------------------ ---------------- ----------------- -----------------


       ------------------------------ ---------------- ----------------- -----------------
                                       1 Year Ended     From Inception
                                         12/31/02        to 12/31/02      Inception Date
       Janus Aggressive Growth
       ------------------------------ ---------------- ----------------- -----------------
       ------------------------------ ---------------- ----------------- -----------------
       Class A shares                       __             -27.78%            1/3/02
       ------------------------------ ---------------- ----------------- -----------------
       ------------------------------ ---------------- ----------------- -----------------
       Class B shares                     -27.83%          -28.31%           2/12/01
       ------------------------------ ---------------- ----------------- -----------------
       ------------------------------ ---------------- ----------------- -----------------

       S&P 500 Index                      -22.1%          -15.81%*

       ------------------------------ ---------------- ----------------- -----------------



     (1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses for certain periods. Without such reimbursements and/or waivers, the average annual total returns during the periods would have been lower.


         *   Date of Index performance is from 2/28/01.
         ** Date of Index performance is from 5/1/01.




     The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market.

     For a detailed discussion of the manner of calculating total return, please see the Portfolios' Statements of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

     Important information about Janus Aggressive Growth is also contained in management's discussion of Janus Aggressive Growth's performance, attached as Exhibit B to this Prospectus/Proxy Statement. This information also appears in the most recent Annual Report of the Trust relating to Janus Aggressive Growth.

     Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

     The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A, Class B or Class E shares, as applicable, of Janus
Aggressive Growth. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

     Who will be the Adviser and Portfolio Manager of my Portfolio after the Reorganization? What will the management and advisory fees be after the Reorganization?

Management of the Portfolios

     The overall management of Janus Growth is the responsibility of, and is supervised by, the Board of Directors of the Fund, and the overall management of Janus Aggressive Growth is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

Manager

     Met Investors Advisory LLC (the "Manager") is the investment manager for Janus Aggressive Growth. The Manager selects and pays the fees of the Adviser for Janus Aggressive Growth and monitors the Adviser's investment program. MetLife Investors Group, Inc., an affiliate of MetLife, owns all of the outstanding common shares of the Manager.

Facts about the Manager:


         -----------------------------------------------------------------------

     o The Manager is an affiliate of Metropolitan Life Insurance Company.

     o The Manager manages a family of investment portfolios sold to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $3.6 billion as of December 31, 2002.

     o The Manager is located at 22 Corporate Plaza Drive, Newport Beach, California 92660.
     --------------------------------------------------------------------------


Adviser

     Janus Capital Management LLC (the "Adviser") is the investment adviser to Janus Aggressive Growth. Pursuant to an Advisory Agreement with the Manager, the Adviser furnishes continuously an investment program for the Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.


         Facts about the Adviser:


         -----------------------------------------------------------------------

     o The Adviser has been an investment manager since 1970.

     o The Adviser and its advisory affiliates had assets under management of approximately $138 billion as of December 31, 2002.

     o The Adviser is a subsidiary of Janus Capital Management Inc. (formerly known as Stilwell Financial, Inc.)

     o The Adviser is located at 100 Fillmore  Street,  Denver,  Colorado 80206.
     ---------------------------------------------------------------------------

Portfolio Management

     Claire Young, CFA, Vice President of the Adviser, is Janus Aggressive Growth's portfolio manager. Ms. Young has been the portfolio manager of the Janus Olympus Fund since August 1997. She previously served as an assistant portfolio manager of Janus Growth and Income Fund and Janus Twenty Fund. Ms. Young joined Janus in January 1992.

Management Fees

     For its management and supervision of the daily business affairs of Janus Aggressive Growth, the Manager is entitled to receive a monthly fee at the annual rate of 0.80% of the Portfolio's average daily net assets.

     The Manager may, at its discretion, reduce or waive its fee or reimburse the Portfolio for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Manager may also reduce or cease these voluntary waivers and reimbursements at any time. In addition, as stated above, the Trust and the Manager have entered into an Expense Limitation Agreement with respect to Janus Aggressive Growth.

Advisory Fees

     Under the terms of the Advisory Agreement, the Adviser is paid by the Manager for providing advisory services to Janus Aggressive Growth. The Portfolio does not pay a fee to the Adviser.

     What will be the primary federal tax consequences of the Reorganization?

     Prior to or at the completion of the Reorganization, Janus Growth and Janus Aggressive Growth will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by Janus Growth or its Record Holders for federal income tax purposes as a result of receiving shares of Janus Aggressive Growth in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Janus Aggressive Growth that are received by the Record Holders of Janus Growth will be the same as the holding period and aggregate tax basis of the shares of Janus Growth previously held by such Record Holders, provided that such shares of Janus Growth are held as capital assets. In addition, the holding period and tax basis of the assets of Janus Growth in the hands of Janus Aggressive Growth as a result of the Reorganization will be the same as in the hands of Janus Growth immediately prior to the Reorganization, and no gain or loss will be recognized by Janus Aggressive Growth upon the receipt of the assets of Janus Growth in exchange for shares of Janus Aggressive Growth and the assumption by Janus Aggressive Growth of Janus Growth's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a consequence of the Reorganization.


                                  RISKS

         Are the risk factors for the Portfolios similar?

     Yes. The risk factors are similar due to the identical investment objectives and substantially similar investment policies of Janus Growth and Janus Aggressive Growth. The risks of Janus Aggressive Growth are described in greater detail in the Portfolio's Prospectuses.

         What are the primary risks of investing in each Portfolio?

     An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Portfolios.



--------------------------------------------------------------------------------
                                         Each of the Portfolios is subject to Market Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------


Janus Growth                             Invests primarily in common stocks.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------


Janus Aggressive Growth                  Invests primarily in common stocks and may invest in other equity securities.
---------------------------------------- ------------------------------------------------------------------------




     A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.


--------------------------------------------------------------------------------
                                         Each of the Portfolios is subject to Market Capitalization Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------

Janus Growth                             Invests in companies of any size.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------


Janus Aggressive Growth                  Invests in companies of any size.

---------------------------------------- ------------------------------------------------------------------------




     Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies; new issuers may be more speculative because such companies are relatively unseasoned. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.


---------------------------------------- ------------------------------------------------------------------------
                                         Each of the Portfolios is subject to Investment Style Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------

Janus Growth                             Invests primarily in common stocks selected for their growth potential.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------


Janus Aggressive Growth                  Invests primarily in common stocks selected for their growth potential.

---------------------------------------- ------------------------------------------------------------------------




     Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.



---------------------------------------- ------------------------------------------------------------------------

                                        Each of the following Portfolios is subject to Foreign Investment Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Janus Growth                             May invest without limit in foreign securities including emerging market securities.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Janus Aggressive Growth                  May invest without limit in foreign securities including emerging market securities.
---------------------------------------- ------------------------------------------------------------------------

     Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

     In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks to investors.




---------------------------------------- ------------------------------------------------------------------------
                                         Each of the following Portfolios is subject to Interest Rate Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Janus Growth                             May invest in fixed income securities.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Janus Aggressive Growth                  May invest in fixed income securities.

---------------------------------------- ------------------------------------------------------------------------


     The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since each Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income, if interest rates were to rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

     Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.



---------------------------------------- ------------------------------------------------------------------------
                                         Each of the following Portfolios is subject to Credit Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Janus Growth                             May invest in fixed income securities including junk bonds.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Janus Aggressive Growth                  May invest in fixed income securities including junk bonds.

---------------------------------------- ------------------------------------------------------------------------


     The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If the Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.



---------------------------------------- ------------------------------------------------------------------------
                                         Each of the following Portfolios is subject to High Yield Debt
                                         Security Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Janus Growth                             May invest up to 35% of its net assets in junk bonds.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Janus Aggressive Growth                  May invest up to 35% of its net assets in junk bonds.

---------------------------------------- ------------------------------------------------------------------------


     High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

         Are there any other risks of investing in each Portfolio?

     Unlike Janus Growth, Janus Aggressive Growth is a non-diversified fund which means that the Portfolio may invest its assets in a smaller number of issuers. The Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

     Each Portfolio may use derivatives including forward foreign currency exchange contracts to manage its exposure to changes in exchange rates. The use of such strategies may not prevent the Portfolio from incurring losses and may increase the amount of such losses.

     Each Portfolio's turnover rate may exceed 100%. High portfolio turnover rates generally mean greater brokerage costs which can adversely affect a Portfolio's performance.

                        INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

     The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Trust's and the Fund's remaining portfolios.

     At a regular meeting held on February 4, 2003, all of the Directors of the Fund, including the Disinterested Directors, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Janus Growth, and that the interests of existing shareholders of Janus Growth will not be diluted as a result of the transactions contemplated by the Reorganization.

     Before approving the Plan, the Directors evaluated extensive information provided by the management of the Fund and reviewed various factors about the Portfolios and the proposed Reorganization. The Directors noted that the historical performance of Janus Aggressive Growth over the one-year period ended December 31, 2002 and the period from inception to December 31, 2002 had exceeded that of Janus Growth.

     The Directors considered the relative asset size of each Portfolio, including the benefits of Janus Growth joining with a larger fund. As of December 31, 2002, Janus Growth's assets were approximately $19.4 million and Janus Aggressive Growth's assets were approximately $49.6 million. The Directors were also informed that the small size of Janus Growth, unless it significantly increased, may impair the Portfolio's ability to achieve maximum operating efficiency.

         In addition, the Directors considered, among other things:

     o the terms and conditions of the Reorganization;

     o the fact that the Reorganization would not result in the dilution of shareholders' interests;

     o the effect of the Reorganization on the Contract Owners and the value of their Contracts;

     o the expense ratios, fees and expenses of Janus Growth and Janus Aggressive Growth;

     o the fact that Janus Aggressive Growth's Manager has contractually agreed to limit the total annual operating expenses of Janus Aggressive Growth through at least April 30, 2004; and commencing May 1, 2003, there will be no contractual limit on Janus Growth's total annual operating expenses.

     o the fact that Janus  Growth and Janus  Aggressive  Growth have  identical
     investment   objectives  and  substantially  similar  principal  investment strategies;

     o the fact that Janus Capital Management LLC is the Adviser to each Portfolio;

     o the investment personnel, expertise and resources of the Manager;

     o the fact that MetLife or one of its affiliates will bear the expenses incurred by Janus Growth and Janus Aggressive Growth in connection with the Reorganization;

     o the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and to employee benefit plans;

     o the fact that Janus Aggressive Growth will assume the liabilities of Janus Growth;


     o the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and


     o alternatives available to shareholders of Janus Growth, including the ability to redeem their shares.

     During their consideration of the Reorganization, the Directors of the Fund met with counsel to the Independent Directors regarding the legal issues involved.

     After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of the Fund concluded that the proposed Reorganization would be in the best interests of Janus Growth and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Janus Growth for approval.

     The Trustees of the Trust have also approved the Plan on behalf of Janus Aggressive Growth.

Agreement and Plan of Reorganization

     The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

     The Plan provides that all of the assets of Janus Growth will be acquired by Janus Aggressive Growth in exchange for Class A, Class B and Class E shares of Janus Aggressive Growth and the assumption by Janus Aggressive Growth of the liabilities of Janus Growth on or about April 28, 2003 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Janus Growth will endeavor to discharge all of its known liabilities and obligations. Janus Growth will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time").

     At or prior to the Closing Date, Janus Growth will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net taxable and tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

     The number of full and fractional shares of each class of Janus Aggressive Growth to be received by the shareholders of Janus Growth will be determined by multiplying the respective outstanding class of shares of Janus Growth by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Janus Growth by the net asset value per share of the respective class of shares of Janus Aggressive Growth. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

     State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectuses and Statement of Additional Information of Janus Aggressive Growth, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

     As soon after the Closing Date as conveniently practicable, Janus Growth will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of Janus Aggressive Growth received by Janus Growth. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Janus Growth's Record Holders on Janus Aggressive Growth's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of voting stock of Janus Aggressive Growth due to Janus Growth's Record Holders. All issued and outstanding shares of Janus Growth will be canceled. The shares of voting stock of Janus Aggressive Growth to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Janus Growth will be terminated.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by Janus Growth's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of Janus Growth's shareholders, the Plan may be terminated (a) by the mutual agreement of Janus Growth and Janus Aggressive Growth; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

     Whether or not the Reorganization is consummated, MetLife or one of its affiliates will pay the expenses incurred by Janus Growth and Janus Aggressive Growth in connection with the Reorganization (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by Janus Growth, Janus Aggressive Growth or their shareholders.

     If Janus Growth's shareholders do not approve the Reorganization, the Directors will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences

     The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a consequence of the Reorganization. As a condition to the closing of the Reorganization, Janus Aggressive Growth and Janus Growth will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the
Reorganization:

     (1) The transfer of all of the assets of Janus Growth solely in exchange for shares of Janus Aggressive Growth and the assumption by Janus Aggressive Growth of the liabilities of Janus Growth followed by the distribution of Janus Aggressive Growth's shares to the Record Holders of Janus Growth in dissolution and liquidation of Janus Growth, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Janus Aggressive Growth and Janus Growth will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) No gain or loss will be recognized by Janus Aggressive Growth upon the receipt of the assets of Janus Growth solely in exchange for the shares of Janus Aggressive Growth and the assumption by Janus Aggressive Growth of the liabilities of Janus Growth;

     (3) No gain or loss will be recognized by Janus Growth on the transfer of its assets to Janus Aggressive Growth in exchange for Janus Aggressive Growth's shares and the assumption by Janus Aggressive Growth of the liabilities of Janus Growth or upon the distribution (whether actual or constructive) of Janus Aggressive Growth's shares to Janus Growth's Record Holders in exchange for their shares of Janus Growth;

     (4) No gain or loss will be recognized by Janus Growth's Record Holders upon the exchange of their shares of Janus Growth for shares of Janus Aggressive Growth in liquidation of Janus Growth;

     (5) The aggregate tax basis of the shares of Janus Aggressive Growth received by each Record Holder of Janus Growth pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Janus Growth held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Janus Aggressive Growth received by the Record Holder of Janus Growth will include the period during which the shares of Janus Growth exchanged therefor were held by such Record Holder (provided that the shares of Janus Growth were held as a capital asset on the date of the Reorganization); and

     (6) The tax basis of the assets of Janus Growth acquired by Janus Aggressive Growth will be the same as the tax basis of such assets to Janus Growth immediately prior to the Reorganization, and the holding period of such assets in the hands of Janus Aggressive Growth will include the period during which the assets were held by Janus Growth.

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of Janus Growth would recognize a taxable gain or loss equal to the difference between its tax basis in its Janus Growth shares and the fair market value of the shares of Janus Aggressive Growth it received.

Pro-forma Capitalization

     The following table sets forth the capitalization of Janus Growth and Janus Aggressive Growth as of December 31, 2002 and the capitalization of Janus Aggressive Growth on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.011 Class A and 1.007 Class B shares of Janus Aggressive Growth for each Class A share and Class B share of Janus Growth, respectively. As of December 31, 2002 there were no Class E shares of Janus Aggressive Growth outstanding. Class E shares of Janus Growth are to be exchanged for Class E shares of Janus Aggressive Growth which will first be offered in connection with the Reorganization. The initial per share value of the Class E shares of Janus Aggressive Growth will be equal to the then current per share value of the Class B shares.

          Capitalization of Janus Growth, Janus Aggressive Growth and
                   Janus Aggressive Growth (Pro Forma)


-------------------------- ------------------ ------------------ ---------------
                             Janus Growth    Janus Aggressive Janus Aggressive
                                                   Growth       Growth
                                                               Pro-forma (After
                                                               Reorganization)
-------------------------- ------------------ ------------------ ---------------
Net Assets
Class A                    $12,489,841        $2,718,494         $15,208,335
Class B                    $5,527,483         $46,834,529        $52,362,012
Class E                    $1,417,004         --                 $1,417,004
Total Net Assets           $19,434,328        $49,553,023        $68,987,351
-------------------------- ------------------ ------------------ ---------------
Net Asset Value Per Share
Class A                    $5.43              $5.37              $5.37
Class B                    $5.41              $5.34              $5.34
Class E                    $5.42              --                 $5.34
                                                                 ---------------
-------------------------- ------------------ ------------------ ---------------
Shares Outstanding
Class A                    2,301,606          506,384            2,832,239
Class B                    1,021,728          8,766,860          9,801,969
Class E                       261,433                               265,357
-------------------------- ------------------ ------------------ ---------------
Total Shares Outstanding   3,584,767          9,273,244          12,899,565
-------------------------- ------------------ ------------------ ---------------


     The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

Distribution of Shares


     All portfolios of the Trust sell shares to the separate accounts of the Insurance Companies as a funding vehicle for the Contracts offered by the Insurance Companies and certain of the Trust's portfolios offer shares to qualified pension and retirement plans. Expenses of the Trust are passed through to the Insurance Company's separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Insurance Company Contracts Prospectus describes all fees and charges relating to a Contract.) The Trust may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of the Trust.


     MetLife Investors Distribution Company ("MID"), an affiliate of MetLife, serves as the distributor for the Trust's shares. Affiliates of MID distribute the Contracts for each Insurance Company and will distribute Janus Aggressive Growth's shares underlying such Contracts, directly and through broker-dealers, banks, or other financial intermediaries. Janus Aggressive Growth is authorized to issue four classes of shares: Class A, Class B, Class C and Class E. Class C shares are not currently offered and Class E shares will first be offered in connection with the Reorganization. Janus Growth currently offers Class A, Class B and Class E shares. Each Class has a separate distribution arrangement and bears its own distribution expenses, if any.

     In the proposed Reorganization, shareholders of Janus Growth owning Class A, Class B or Class E shares will receive Class A, Class B or Class E shares, respectively, of Janus Aggressive Growth. Class A shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of Janus Aggressive Growth.

     Class B and Class E shares are sold at net asset value without any initial or deferred sales changes and are subject to distribution-related fees. A Rule 12b-1 plan has been adopted for each of the Class B and the Class E shares of
Janus   Aggressive    Growth   under   which   the   Portfolio   may   pay   for
distribution-related expenses at an annual rate which may not exceed 0.50% and 0.25% of average daily net assets attributable to Class B and Class E, respectively. Payments with respect to Class B and Class E shares are currently limited to 0.25% and 0.15% of average daily net assets attributable to Class B and Class E, respectively. The amount may be increased to the full plan rate for the Portfolio by the Trustees without shareholder approval.

     In connection with the Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which Janus Aggressive Growth serves as an investment vehicle. More detailed descriptions of the Class A, Class B and Class E shares and the distribution arrangements applicable to these Classes of shares are contained in the Prospectuses and Statement of Additional Information relating to Janus Aggressive Growth.

Purchase and Redemption Procedures

     The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of Janus Growth. No fee is charged by Janus Growth for selling (redeeming) shares. The Contracts Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Janus Growth buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

     Affiliates of MID place orders for the purchase or redemption of shares of Janus Aggressive Growth based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

Exchange Privileges

     The Contracts Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Trust or the Fund.

Dividend Policy

     Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

     Each Portfolio has qualified, and Janus Aggressive Growth intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that each Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

     As a Maryland corporation, the operations of the Fund are governed by its Articles of Incorporation and By-Laws, and applicable Maryland law, rather than by the Agreement and Declaration of Trust and By-Laws of the Trust, and Delaware law. The Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "Declaration of Trust." As discussed below, certain of the differences between the Trust and the Fund derive from provisions of the Trust's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Trust's Declaration of Trust and By-Laws, without charge, upon written or oral request to the Trust at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

Form of Organization

     As noted above, the Fund is organized as a Maryland corporation, and the Trust is organized as a Delaware business trust. The Fund and the Trust are each open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Fund consist of Janus Growth and other mutual funds of various asset classes; the series of the Trust consist of Janus Aggressive Growth and other mutual funds of various asset classes. The Fund and the Trust currently offer shares of their portfolios only to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by the Insurance Companies. The Trust also offers shares of its portfolios to qualified pension and retirement plans. Each is governed by its applicable Declaration of Trust or Articles of Incorporation, By-Laws, and a Board of Trustees/Directors, and by applicable Maryland or Delaware and federal law.

Capitalization

     The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The beneficial interests in the Fund are represented by three billion common shares with a par value of $0.01 each, of one or more series. Both the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund permit the Trustees/Directors to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees/Directors, all without shareholder approval. Fractional shares may be issued by each Portfolio.

     Shares of Janus Growth are offered in three classes (Class A, Class B and Class E) and represent an equal proportionate interest in the Portfolio. Shares of Janus Aggressive Growth are currently offered in Classes A, B and E. Shares of the classes of Janus Aggressive Growth represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

     Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

     Under Maryland law, shareholders of Janus Growth have no personal liability as such for the acts or obligation of the Portfolio or the Fund, as the case may be.

Shareholder Meetings and Voting Rights

     Neither the Fund on behalf of Janus Growth nor the Trust on behalf of Janus Aggressive Growth is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Director must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Fund or of the Trust. In addition, each is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither the Fund nor the Trust currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Directors of the Fund or of Trustees of the Trust.

     The By-Laws of the Fund provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the Fund. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Fund generally requires the affirmative vote of a majority of the shares cast at a meeting at which a quorum is present. A Director of the Fund must be elected by the affirmative vote of a plurality of the shares cast by holders of shares entitled to vote in such election. For the Trust, when a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Director of the Fund may be removed with or without cause by a vote of the shareholders holding a majority of the shares entitled to vote at an election of directors at a meeting of shareholders at which a quorum is present. A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

     Under the Declaration of Trust/Articles of Incorporation of the Trust and the Fund, respectively, each whole share of beneficial interest or common stock of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote.

     The Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities of a Portfolio or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of the Trust may also terminate the Trust, a Portfolio, or a class of shares upon written notice to the shareholders. With respect to the Fund, Maryland law would require a shareholder vote with respect to each such matter.


Liquidation

     In the event of the liquidation of the Trust, Janus Aggressive Growth, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Portfolio or attributable to the class over the liabilities belonging to the Trust, the Portfolio or attributable to the class. The assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of a class of the Portfolio held by them on the date of distribution. In the event of the liquidation of the Fund, the same provisions discussed above would apply.

Liability and Indemnification of Trustees/Directors

     The By-Laws of the Fund provide that a present or former Director or officer is entitled to indemnification to the full extent permissible under the laws of the State of Maryland against liabilities and expenses with respect to claims related to his or her position with the Fund to the extent specifically approved by resolution adopted by the Board of Directors, provided that no indemnification shall be provided to a Director or officer against any liability to the Fund or any shareholder by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Under the Declaration of Trust of the Trust, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of
Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (3) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

     The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund, their By-Laws and Delaware or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, By-Laws and Delaware or Maryland law directly for more complete information.

                     VOTING INFORMATION CONCERNING THE MEETING

     This Prospectus/Proxy Statement is being sent to shareholders of Janus Growth in connection with a solicitation of voting instructions by the Directors of the Fund, to be used at the Special Meeting of shareholders (the "Meeting") to be held at 2:00 p.m. Eastern Time, April 25, 2003, at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of Janus Growth on or about March 24, 2003.

     The Board of Directors of the Fund has fixed the close of business on January 31, 2003 as the record date (the "Record Date") for determining the shareholders of Janus Growth entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of Janus Growth, and are the shareholders of record of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Janus Growth. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of Janus Growth for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

     The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Janus Growth held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of Janus Growth is entitled to one vote and any fractional share is entitled to a fractional vote.

     Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.


     If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by
telephone   or  by  Internet  or  attend  in  person  and  provide  your  voting instructions to the Insurance Company. (Guidelines on providing voting instructions are immediately after the Notice of Special Meeting. Instructions for use of telephone or Internet voting are provided on the enclosed instruction slip.)


     If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of common stock represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

     o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

     Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate.

     Approval of the Reorganization will require the affirmative vote of a majority of the votes of Janus Growth cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least a majority of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the shareholders of record of Janus Growth were the Insurance Companies. Since the Insurance Companies are the legal owner of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Articles of Incorporation of the Fund.

     Voting instructions solicitation will be made primarily by mail, but beginning on or about April 1, 2003 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of MetLife Advisers, LLC, its affiliates or other representatives of Janus Growth (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by ALAMO Direct, the Fund's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by MetLife or one of its affiliates. Neither the Trust, the Fund nor the Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

     If shareholders of Janus Growth do not vote to approve the Reorganization, the Directors of the Fund will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder of Janus Growth who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles of Incorporation of the Fund, to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or
Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

     The Fund does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Fund in a reasonable period of time prior to that meeting.

     The votes of the shareholders of Janus Aggressive Growth are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Shareholder Information

     The Record Holders of Janus Growth at the close of business on January 31, 2003 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of Janus Growth owned as of the Record Date. As of the Record Date, the total number of shares of Janus Growth outstanding and entitled to vote was as follows:

                   -------------------------- ----------------------------------
                                                               Number of Shares
                   -------------------------- ----------------------------------
                   ------------------------- ----------------------------------
                   Class A                                       2,330,019
                   Class B                                       1,045,246
                   Class E                                         285,284
                   Total                                         3,660,549
                   ------------------------- ----------------------------------


     As of January 31, 2003, the officers and Trustees/Directors of the Trust and of the Fund beneficially owned as a group less than 1% of the outstanding shares of Janus Aggressive Growth and Janus Growth, respectively.

Control Persons and Principal Holders of Securities


     On January 31, 2003 to the knowledge of the Directors and management of the Fund, New England Life Insurance Company Variable Annuity Separate Account and Variable Life Separate Account, Metropolitan Life Insurance Company Separate Accounts E, F, UL and New England Variable Account, and General American Life Insurance Company Separate Accounts Nos. 11, 58 and 59, collectively owned of record 100% of the shares of Janus Growth.


     Each Insurance Company has advised the Fund that as of January 31, 2003 there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the voting securities of the Janus Growth.

     As of the date of this Prospectus/Proxy Statement, MetLife and its affiliates owned 100% of the outstanding shares of the Trust and as a result MetLife may be deemed to be a control person with respect to the Trust.

                          FINANCIAL STATEMENTS AND EXPERTS

     The Annual Report of the Fund relating to Janus Growth, for the year ended as of December 31, 2002, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of the Trust relating to Janus Aggressive Growth, for the year ended as of December 31, 2002, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                              LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Janus Aggressive Growth will be passed upon by Sullivan & Worcester LLP.

                           ADDITIONAL INFORMATION

     The Trust and the Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                             OTHER BUSINESS

     The Directors of the Fund do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


     THE DIRECTORS OF THE FUND RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED VOTING INSTRUCTIONS WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.


March 21, 2003

                                                                  Exhibit A


                           AGREEMENT AND PLAN OF REORGANIZATION



     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of February 27, 2003, by and between (i) Metropolitan Series Fund, Inc. (the "Company"), a Maryland corporation formed on November 23, 1982, on behalf of Janus Growth Portfolio (the "Acquired Fund"), a series of the Company, and (ii) Met Investors Series Trust (the "Acquiring Trust"), a Delaware business trust established under a Declaration of Trust dated July 27, 2000, as amended and restated and in effect on the date hereof on behalf of Janus Aggressive Growth Portfolio (the "Acquiring Fund"), a series of the Acquiring Trust.


     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

     (a) The Company, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

     (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Fund, including indemnification of the officers and directors of the Acquired Fund in connection with their actions related to this transaction (collectively, the "Obligations"); and

     (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets (i) the number of full and fractional Class A shares of the Acquiring Fund determined by dividing the net asset value of Class A shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A share of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2; (ii) the number of full and fractional Class B shares of the Acquiring Fund determined by dividing the net asset value of Class B shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class B share of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2; and (iii) the number of full and fractional Class E shares of the Acquiring Fund determined by dividing the net asset value of Class E shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class E share of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2 (with the shares of the Acquiring Fund to be issued and delivered in accordance with this subparagraph (c) being referred to herein as the "Acquiring Shares"). Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Each Acquired Fund Shareholder shall be entitled to receive that proportion of each class of Acquiring Shares (consisting, in the case of each Acquired Fund Shareholder, of Acquiring Shares of the same designated class (Class A, Class B or Class E) as the shares of the Acquired Fund which such Acquired Fund Shareholder holds) which the number of shares of that class of the Acquired Fund held by such Acquired Fund Shareholder bears to the total number of shares of that class of the Acquired Fund outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and
     representing   the   respective   number  of  Acquiring   Shares  due  such
     shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

     1.4 With respect to Acquiring  Shares  distributable  pursuant to paragraph
     1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such Shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

     1.6 As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of
     Section 381 of the Code, which shall have been reviewed by Deloitte & Touche LLP and certified by the Treasurer of the Acquired Fund.

     1.7 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the State of Maryland, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2.       VALUATION.

     2.1 For the purpose of paragraph 1, the value of the assets of a class of shares of the Acquired Fund shall be the net asset value of such class of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust, and shall be certified by an authorized officer of the Company.

     2.2 For the purpose of paragraph 1, the net asset value of a share of a class of the Acquiring Fund shall be the net asset value per share of such class computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust.

3.       CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on April 28, 2003, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of Metropolitan Life Insurance Company, located at 1 Madison Avenue, New York, New York, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Janus Aggressive Growth Portfolio, a series of Met Investors Series Trust".

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Company or the Acquiring Trust upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Company. The Acquiring Trust shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.       REPRESENTATIONS AND WARRANTIES.

     4.1 The Company, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

     (b) The Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Company and the 1940 Act;

     (c) The Company is not in violation in any material respect of any provision of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

     (d) The Company has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

     (f) The statement of assets and liabilities as of December 31, 2002, the statement of operations for the year ended December 31, 2002, the statement of changes in net assets for the two years ended December 31, 2002, and the schedule of investments as of December 31, 2002, of the Acquired Fund, audited by Deloitte & Touche LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2002;

     (g) Since December 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

     (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of Subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Company nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

     (j) The authorized capital of the Company consists of 3 billion shares of common stock, par value $0.01 per share, of which 100 million shares are authorized for the Acquired Fund. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares and Class E shares, each having the characteristics described in the Acquired Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund's Prospectus), non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

     (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to and accepted by the Acquiring Fund;

     (l) The execution, delivery and performance of this Agreement has been duly authorized by the Directors of the Company, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

     (m) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

     (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

     (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

     (p) At the Closing Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2002, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

     (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Fund (collectively, as from time to time amended and supplemented, the "Acquiring Fund Prospectus"), as amended through the Closing Date; and

     (r) No registration of any of the Investments under the Securities Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund.

     4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Company and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

     (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its property and assets and to conduct its business as currently conducted;

     (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

     (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

     (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

     (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

     (g) The statement of assets and liabilities as of December 31, 2002, the statement of operations for the year ended December 31, 2002, the statement of changes in assets for the two years ended December 31, 2002 and the schedule of investments as of December 31, 2002, of the Acquiring Fund, audited by Deloitte & Touche LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2002;

     (h) Since December 31, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

     (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

     (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, par value $.001 per share, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares and Class E shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

     (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time;

     (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

     (n) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares and Class E shares, as the case may be, of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

     (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

     (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5.       COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.5 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.6 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Company shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Company, to the following effect:

     (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

     (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Company on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

     (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder;

     (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares and Class E shares of beneficial interest in the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares;

     (e) the execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

(f) to the knowledge of such counsel, no consent,  approval,  authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained;

     (g) such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus pursuant to paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

     (h) the Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i) to the
     knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets that would impair the Acquiring Trust's ability to perform its obligations under this Agreement, and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Company and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Acquiring Trust shall have received a favorable opinion from Maryland counsel to the Company, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

     (a) The Company is a corporation duly organized and validly existing under the laws of the State of Maryland and has corporate power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of the Company;

(b)  this  Agreement  has  been  duly
     authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

     (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

     (d) the execution and delivery of this Agreement did not, and the performance by the Company and the Acquired Fund of their respective obligations hereunder will not, violate the Company's Articles of Incorporation or By-laws, or any provision of any agreement known to such counsel to which the Company or the Acquired Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Company or the Acquired Fund is a party or by which either of them is bound;

     (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Company or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained;

     (f) such counsel does not know of any legal or governmental proceedings relating to the Company or the Acquired Fund existing on or before the date of mailing of the Prospectus pursuant to paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

     (g) the Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act;

     (h) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Company or the Acquired Fund or any of its properties or assets that would impair the Company's ability to perform its obligations under this Agreement, and neither the Company nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business; and

     (i) all issued and outstanding shares of the Acquired Fund are legally issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

     7.3 The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Deloitte & Touche LLP for the fiscal year ended December 31, 2002 and signed pro forma tax returns for the period from December 31, 2002 to the Closing Date (which pro forma tax returns shall be furnished promptly after the Closing Date).

     7.4 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002 and on or prior to the Closing Date.

     7.5 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Company, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.6 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

     8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Company and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

     8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities) deemed necessary by the Company or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 The Company and the Acquiring Trust shall have received a favorable opinion of Sullivan & Worcester LLP satisfactory to the Company and the Acquiring Trust substantially to the effect that, for federal income tax purposes:

     (a) The transfer of all of the Acquired Fund assets in exchange solely for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution of the Acquiring Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

     (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

     (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Shares to Acquired Fund Shareholders in exchange for their shares of the Acquired Fund.

     (d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for the Acquiring Shares in liquidation of the Acquired Fund.

     (e) The aggregate tax basis of the Acquiring Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such Shareholder immediately prior to the Closing, and the holding period of the Acquiring Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such Shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Closing).

     (f) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Closing, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Directors of the Company and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9.       FEES AND EXPENSES.

     9.1 Except as otherwise provided in this paragraph 9, MetLife Advisers, LLC, by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund, including without limitation portfolio transaction costs incurred by the Acquiring Fund or the Acquired Fund in connection with the sale of portfolio securities that are not permitted investments of the Acquiring Fund; provided, however, that MetLife Advisers, LLC will not bear portfolio transaction costs incurred by the Acquiring Fund or the Acquired Fund in connection with the purchase or sale of portfolio securities that are permitted investments of the Acquiring Fund or the Acquired Fund, as the case may be; provided, further, that the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Acquiring Shares under applicable state and federal laws.

     9.2 In the event the transactions contemplated by this Agreement are not consummated, then MetLife Advisers, LLC agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

     9.3 Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

     9.4 Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Company on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 1.7, 9, 10, 13 and 14.

11.      TERMINATION.

     This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Company. In addition, either the Acquiring Trust or the Company may at its option terminate this Agreement at or prior to the Closing Date because:

     (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

     (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

     (c) If the transactions contemplated by this Agreement have not been substantially completed by July 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Company and the Acquiring Trust; or

     (d) If the Board of Trustees of the Acquiring Fund or the Board of Directors of the Acquired Fund, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.

12.      AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Company on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13.      NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: (i) Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116, attn: Secretary; or (ii) Met Investors Series Trust, 22 Corporate Plaza Drive, Newport Beach, CA 92660, attn:
Secretary.

     14.  HEADINGS;  COUNTERPARTS;   GOVERNING  LAW;  ASSIGNMENT;  NON-RECOURSE;
     FINDERS' FEES.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Articles of Incorporation of the Company is on file with the Secretary of State of the State of Maryland and a Certificate of Trust of the Acquiring Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that no trustee, director, officer, agent or employee of either the Company or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     14.6 The Company, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                    METROPOLITAN SERIES FUND, INC.,
                                    on behalf of its Janus Growth Portfolio



                                    By:

                                    Name:

                                    Title:
ATTEST:


By:

Name:

Title:


                                   MET INVESTORS SERIES TRUST,
                                   on behalf of its Janus Aggressive
                                   Growth Portfolio



                                   By:

                                   Name:

                                   Title:

ATTEST:


By:

Name:

Title:

                                   Agreed and accepted as to paragraph 9 only:

                                   METLIFE ADVISERS, LLC



                                   By:

                                   Name:

                                   Title:

ATTEST:


By:

Name:

Title:

                                                               Exhibit B

[GRAPHIC OMITTED]
Janus Aggressive Growth Portfolio
                                                  For the year ended 12/31/02
Managed by Janus Capital Management LLC

Letter to Policyholders

[GRAPHIC OMITTED]

The markets started the year with a bounce off the lows that followed the September 11 terrorist attacks. Stocks lost steam in the second and third quarters, however, amid fears of new attacks, ongoing corporate scandals and a lackluster economy.

A "relief rally" managed to develop in the fourth quarter as news of corporate misconduct faded from the headlines and the threat of potential bankruptcies receded. Technology and telecommunications shares enjoyed a welcomed bounce in October and November as a result, providing a strong tailwind for many stocks. In December, however, equities gave back some of those long-awaited gains.

Meanwhile, unemployment reached an eight-year high of 6%, signaling that a rebound in underlying demand had yet to materialize. This, in turn, heightened concern that consumers, whose confidence in the economy plunged sharply at year-end, would curtail their spending after being so resilient for most of the year. Preliminary holiday sales figures, as well as recent automobile sales data, seemed to bear this out. And while home sales stayed on track to top last year's record, pockets of regional weakness emerged.

Business spending, which the Federal Reserve pointed to as a necessary catalyst for a healthy economic recovery, remained anemic for the year as well. To spur corporate investment and sustain the economy through its current "soft spot," in November central bankers surprised investors by cutting short-term interest rates a half-point to 1.25%, the lowest in over 40 years. The Portfolio declined against this backdrop and ended the year trailing its benchmark, the S&P 500 Index1. I am not pleased with this performance and find little solace in the fact that the investing environment has been particularly difficult during the bear market of the last three years.

Though it saw a nice bounce in October and November along with many technology names, Maxim Integrated Products, Inc. ("Maxim"), a leading manufacturer of analog and mixed-signal semiconductors, detracted from our performance. Nonetheless, our research shows that the company's broad product line gives it exposure to diverse areas of the economy, which has insulated it somewhat from a record slump in chip sales. Also working in Maxim's favor is the fact that its earnings are less dependent on "turns" orders, or those placed and shipped within the quarter, than its peers. Equally important, Maxim has successfully managed through the two-year downturn by keeping close tabs on its customers' inventory levels and distribution channels, enabling it to forecast profit growth despite an outlook for flat revenues.

Shares of Harley-Davidson, Inc. also lagged as weak holiday retail sales were reported. Nonetheless, the motorcycle manufacturer continued to enjoy strong demand for its bikes, parts and accessories as it entered its 100th anniversary celebration. The company's push into financing of motorcycles sales also successfully boosted profits with a 10% to 12% growth in annual motorcycle sales.

A major disappointment during the year was Tenet Healthcare Corp. ("Tenet"). The hospital operator's stock plunged when federal agents raided one of its California facilities as part of an investigation into allegations of unnecessary surgeries and possible billing fraud. Further pressuring the stock were questions surrounding the higher-than-average percentage of revenues the company derives from Medicare "outlier" payments, which cover expenses above normal Medicare reimbursement rates. Later, the government announced it would revise its compensation policy for outliers. Tenet decided to overhaul its pricing guidelines as well and consequently cut its 2003 earnings forecast. With the company under a growing cloud of negative sentiment, we elected to liquidate our Tenet holdings.

Despite Tenet's missteps, the healthcare industry performed well for most of the year as demand for medical products and services was unhindered by the slower economy. Consequently, Zimmer Holdings, Inc., a manufacturer of reconstructive orthopedic implants, rose as it benefitted from strong demand for its minimally invasive knee- and hip-replacement products. Since being spun off from Bristol-Myers Squibb Co., the company has focused on streamlining its manufacturing processes and strengthening its international sales organization.

Two new names that also gained ground were Whole Foods Market, Inc. ("Whole Foods") and Avon Products, Inc. ("Avon"). Whole Foods, which owns a chain of natural and organic foods supermarkets, has grown as people become increasingly aware of the benefits of eating organic products and improving the safety and quality of the foods they consume. Whole Foods has continued to expand its store base while showing better-than-expected sales from existing locations open at least a year. Together, these factors helped the company boost earnings in its most recent quarter.

Avon, best known as a global manufacturer and marketer of cosmetics and toiletries, first attracted our attention when our research uncovered an impressive upward trend in sales. Key to this growth is a recent reorganization of Avon's sales force that focuses on leadership. Senior sales people are responsible for recruiting and training new representatives, which has led to rapid expansion of the company's sales personnel--and, ultimately, robust sales growth. International sales, especially in Latin America, have been particularly strong despite the devaluation of Argentina's currency and political turmoil in Brazil. In addition to reorganizing its sales force, Avon is cutting costs by eliminating redundant manufacturing facilities and consolidating distribution centers. All in all, Avon has won our confidence as the company's customers continue to purchase its reasonably priced cosmetics and skin care products, even in recessionary times.

Going forward, with business inventories and interest rates at very low levels and demand no longer deteriorating, I am more optimistic as we head into 2003. Signs the economy is improving, however, likely will be tempered by ongoing fears of a U.S. invasion of Iraq. Given that, the market could be in for a choppy period. Our strategy, therefore, is to look beyond the fear and noise and use it as an opportunity to buy attractively valued stocks.

Claire Young
Portfolio Manager
Janus Capital Management LLC

[GRAPHIC OMITTED]

Top Ten Holdings by Market Value
As of 12/31/02
                                                            Percent of
Description                                                 Net Assets

------------------------------------------------------
Medtronic, Inc.                                                     3.16%

------------------------------------------------------
Maxim Integrated Products, Inc.                                     2.96%

------------------------------------------------------
Avon Products, Inc.                                                 2.92%

------------------------------------------------------
Harley-Davidson, Inc.                                               2.84%

------------------------------------------------------
Pactiv Corp.                                                        2.49%

------------------------------------------------------
Pfizer, Inc.                                                        2.41%

------------------------------------------------------
Whole Foods Market, Inc.                                            2.29%

------------------------------------------------------
Federal National Mortgage Association                               2.10%

------------------------------------------------------
General Dynamics Corp.                                              2.03%

------------------------------------------------------
Goldman Sachs Group, Inc.                                           2.03%

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                                                           Exhibit B

[GRAPHIC OMITTED]
Janus Aggressive Growth Portfolio
                                                    For the year ended 12/31/02
Managed by Janus Capital Management LLC

Letter to Policyholders (continued)

[GRAPHIC OMITTED]

                  Janus Aggressive Growth Portfolio, managed by
                Janus Capital Management LLC, vs. S&P 500 Index1
                            Growth Based on $10,000+

                                     [LOGO]

[GRAPHIC OMITTED]
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                     [LOGO]



--------                                         Average Annual Return2
                                              (for the period ended 12/31/02)

--------
                                            1 Year          Since Inception3

--------    Janus Aggressive Growth
--          Portfolio-- Class A              --                  -27.78%
                       Class B            -27.83%                -28.31%

--------     &P 500 Index1
- -         S                             -22.10%                -15.81%

-------------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

1The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

2"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

3Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Index returns are based on an inception date of 2/28/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

[GRAPHIC OMITTED]

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                             JANUS GROWTH PORTFOLIO

                                   a series of

                         METROPOLITAN SERIES FUND, INC.
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                 (800) 553-4459

                        By and In Exchange For Shares of

                        JANUS AGGRESSIVE GROWTH PORTFOLIO

                                   a series of

                           MET INVESTORS SERIES TRUST
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
                                 (800) 848-3854


         This Statement of Additional Information, dated March 21, 2003, relating specifically to the proposed transfer of the assets and liabilities of Janus Growth Portfolio ("Janus Growth"), a series of Metropolitan Series Fund, Inc. (the "Fund"), to Janus Aggressive Growth Portfolio ("Janus Aggressive Growth"), a series of Met Investors Series Trust (the "Trust"), in exchange for Class A, Class B and Class E shares of common stock, $.001 par value per share, of Janus Aggressive Growth (to be issued to holders of shares of Janus Growth), consists of the information set forth below pertaining to Janus Aggressive Growth and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of Janus Growth dated May 1, 2002;

         (2) The Statement of Additional Information of Janus Aggressive Growth dated May 1, 2002, as supplemented on July 15, 2002;

         (3)      Annual Report of Janus Growth, for the year ended December 31,
                  2002;

         (4) Annual Report of Janus Aggressive Growth for the year ended December 31, 2002; and

         (5)      Pro Forma Financial Statements dated as of December 31, 2002.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Janus Growth and Janus Aggressive Growth dated March 21, 2003. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Trust or the Fund at the telephone numbers or addresses set forth above.

                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR

                        METROPOLITAN SERIES FUND, INC.
                                  May 1, 2002

The investment options ("Portfolios") currently offered by the Metropolitan Series Fund, Inc. (the "Fund") are:


              State Street Research      Neuberger Berman Partners
              Aggressive Growth          Mid Cap Value Portfolio
              Portfolio
                                         Scudder Global Equity
              State Street Research      Portfolio
              Diversified Portfolio
                                         T. Rowe Price Large Cap
              State Street Research      Growth Portfolio
              Investment Trust Portfolio
                                         T. Rowe Price Small Cap
              State Street Research      Growth Portfolio
              Aurora Portfolio
                                         Lehman Brothers(R)
              State Street Research      Aggregate Bond Index
              Large Cap Value Portfolio  Portfolio

              Putnam International       MetLife Stock Index
              Stock Portfolio            Portfolio

              Putnam Large Cap Growth    MetLife MidCap Stock
              Portfolio                  Index Portfolio

              Harris Oakmark Large Cap   Morgan Stanley(R) EAFE
              Value Portfolio            Index Portfolio

              Janus Mid Cap Portfolio    Russell 2000(R) Index
                                         Portfolio
              Janus Growth Portfolio
                                         Franklin Templeton Small
                                         Cap Growth Portfolio



This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated May 1, 2002, as it may be supplemented from time to time (the "Prospectus"). The annual report for the Fund for the year ending December 31, 2001 accompanies this SAI and is incorporated by reference. A copy of the May 1, 2002 Prospectus and the annual report may be obtained, without charge, from Metropolitan Life Insurance Company, 485 E. U.S. Highway 1 South, 4th floor, Iselin, New Jersey 08830 or by calling (800) 638-7732.


MLIC-LD

                               TABLE OF CONTENTS

        Headings                                                    Page
        --------                                                    ----
        The Fund's Organization....................................  B-2

        Description of Some Investment Practices, Policies and Risk  B-3

        Certain Investment Limitations.............................  B-7

        Investment Management Arrangements.........................  B-8

        Directors and Officers of the Fund......................... B-12

        Placing Portfolio Transactions............................. B-14

        Shareholder Meetings....................................... B-18

        Voting..................................................... B-18

        Sale and Redemption of Shares.............................. B-18

        Pricing of Portfolio Securities............................ B-19

        Taxes...................................................... B-21

        General Information........................................ B-22

        Financial Statements....................................... B-24

        Appendix................................................... B-25

                            THE FUND'S ORGANIZATION

The Fund, an open-end management investment company, is a corporation that was formed in Maryland on November 23, 1982. Each Portfolio, other than the Janus Mid Cap Portfolio, is "diversified" for purposes of the Investment Company Act of 1940.

Each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.


MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

DESCRIPTION OF SOME INVESTMENT PRACTICES, POLICIES, AND RISKS

The information that follows expands on the similar discussion in the Fund's Prospectus and does not describe every type of investment, technique, or risk to which a Portfolio maybe exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under "Fundamental Policies."

Money market instruments generally have a remaining maturity of no more than 13 months when acquired by the Fund. They include the following:

 . United States Government securities -- direct obligations (in the form of Treasury bills, notes and bonds) of the United States Government, differing mainly by maturity lengths.

 . Government Agency Securities -- debt securities issued by agencies or instrumentalities of the United States Government. They are backed by the full faith and credit of the United States, guaranteed by the United States Treasury, supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury, or supported by the issuing agency's or instrumentality's credit. Agency securities include several of the types of instruments discussed below under "Mortgage-Backed Securities."

 . Certificates of Deposit -- generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Any non-negotiable time-deposits must mature in seven days or less.

 . Bankers' Acceptances -- time drafts drawn by borrowers on commercial banks, usually in connection with an international commercial transaction where both the borrower and the bank guarantee the payment of the draft in its face amount on the maturity date (which is usually within six months). These securities are traded in secondary markets prior to maturity. The Portfolios will not invest in non-negotiable bankers' acceptance maturing in more than 7 days.


 . Commercial Paper -- short-term unsecured promissory notes issued by corporations, usually to finance short-term credit needs. Commercial paper is generally sold on a discount basis, with maturity from issue not exceeding nine months. The Portfolios may purchase commercial paper with the highest (two highest for the T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth Portfolios) rating given by a nationally recognized statistical rating organization ("NRSRO") or, if unrated (a) of comparable quality or (b) issued by companies having outstanding debt issues in with ratings with one of the top three ratings given by an NRSRO.


 . Variable Amount Master Demand Notes -- commercial paper of companies that permit the purchaser to lend varying investment amounts (up to the maximum indicated in the note) at varying rates to the borrower. The borrower can prepay the amount borrowed at any time with no penalty and the lender can redeem the note at any time and receive the face value plus accrued interest. No secondary market exists for these notes. The same rating/credit quality requirements apply as described above for other forms of commercial paper.

 . Non-convertible Corporate Debt Securities -- such as bonds and debentures that will mature within a short time and that have credit characteristics comparable to those required above for commercial paper.

 . Repurchase Agreements -- the purchaser acquires ownership of another money market instrument, and the seller agrees at the time of sale to repurchase such other instrument at a specified time and price which determine the purchaser's yield during the holding period. This insulates the purchaser from market fluctuations unless the seller defaults. Repurchase agreements are collateralized by cash or the purchased (or equivalent) underlying instrument at all times at least equal in value to the price the Fund paid for the underlying instrument plus interest accrued to date. The Fund can enter into repurchase agreements with primary dealers for periods not to exceed 30 days. Repurchase agreements with a duration of more than 7 days are considered illiquid. If the seller defaults on its repurchase obligation, the Fund could experience a delay in recovery or inadequacy of the collateral and a cost associated with the disposition of the collateral.

 . Reverse Repurchase Agreements -- the sale of money market instrument by the Fund with an agreement by the Fund to repurchase the instrument at a specified time, price and interest payment. These agreements can be used when interest income earned from the reinvestment of the proceeds (in money market instruments with the same or shorter duration to maturity or resale) is greater than the interest expense of the reverse repurchase transaction. These agreements can also be used by the Fund as a form of borrowing and they therefore are subject to the limitations regarding borrowing by the Fund. In order to minimize the risk that it will have insufficient assets to repurchase the instrument subject to the agreement, the Fund will keep in a segregated account with its custodian liquid assets at least equal to the value of the specified repurchase price or the proceeds received on the sale subject to repurchase, plus accrued interest.

Exchange Traded Funds
The Fund may invest in investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the NASDAQ National Market System. Many exchange-traded securities represent ownership in a trust that has been established to accumulate and hold a portfolio of securities that is intended to track the performance of a securities market index. Certain indices tracked by exchange-traded funds are highly concentrated in one or a few industries or individual securities, and thus, may have higher price volatility than many broad-based stock indices. With most new exchange-traded funds, there is a risk that the overall liquidity of the secondary market for share of those funds may fluctuate and the shares become illiquid. Also, there is the possibility of duplicative management fees and expenses.

Mortgage-Related Securities

GNMA -- partial ownership interests in a pool of mortgage loans which are individually guaranteed or insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. The GNMA certificates are issued and guaranteed by the Government National Mortgage Association, a U.S. Government corporation, and backed by the full faith and credit of the United States.

FNMA and FHLMC -- partial ownership interests in pools of mortgage loans. FNMA certificates are issued and guaranteed by the Federal National Mortgage Association, a federally chartered, privately owned corporation and are not backed by the U.S. Government (although the U.S. Secretary of the Treasury has discretionary authority to lend it up to $2.25 billion). FHLMC certificates are issued and guaranteed by the Federal Home Loan Corporation, a federally chartered corporation owned by the Federal Home Loan Bank and are not backed by the U.S. government (although the U.S. Secretary of the Treasury has discretionary authority to lend it up to $2.25 billion).

Mortgage-backed securities -- may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-governmental securities may offer higher yield to the Fund but may also expose the Fund to greater price fluctuation and risk than governmental securities. Many issuers guarantee payment of interest and principal on the securities regardless of whether payments are made on the underlying securities, which generally increases the quality and security. Risks which affect mortgage-backed securities' market values or yields, include actual or perceived interest rate changes, creditworthiness of the issuer or guarantor, prepayment rates value of the underlying mortgages and changes in governmental regulation or tax policies. In addition, certain mortgage-related securities may be settled only through privately owned clearing corporations whose solvency and creditworthiness are not backed by the U.S. Government and whose operational problems may result in delays in settlement or losses to a Portfolio. Mortgage-related securities include:

 . Mortgage-backed bonds, which are secured by a first lien on a pool of single-family detached properties and are also general obligations of their issuers.

 . Mortgage pass-through bonds, which are secured by a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment.

 . Stripped agency mortgage-backed securities, which are interests in a pool of mortgages, where the cash flow has been separated into its interest only ("interest only" or "IOs") and principal only ("principal only" or "POs") components. IOs or POs, other than government-issued IOs or POs backed by fixed rate mortgages, are considered illiquid securities.


 . Other mortgage-related securities, which are other debt obligations secured by mortgages on commercial real estate or residential properties.

Below investment grade securities (or junk bonds) -- debt securities that are not rated in (or judged to be of comparable quality to) one of the top four categories by an NRSRO. These securities expose the Fund to more risks than higher rated securities, including:

 .  greater doubt as to the issuer's capacity to pay interest and principal

 . greater fluctuations in market values due to individual corporate developments

 . greater risk of default for various reasons including that (a) the issuers of these securities tend to be more highly leveraged and may not have available to them more traditional methods of financing and (b) the securities are unsecured and are generally subordinated to debts of other creditors

 . greater difficulty in obtaining accurate market quotations for valuation purposes

 . increased expenses to the extent the Fund must seek recovery due to a default in payment

 .  less liquid trading markets


Restricted and 4(2) securities -- securities that are not registered for sale under the Securities Act of 1933. A Portfolio can sell restricted securities only in privately negotiated transactions or in a public offering registered with the Securities and Exchange Commission ("SEC"). Subsequent to the purchase of a restricted security, SEC registration of such security may become necessary and a Portfolio that owns the security may need to pay all or part of the registration expenses and may need to wait until such registration becomes effective before it can sell the security. In addition, the absence of ready markets may delay a Portfolio's sale of a restricted security. Delays in disposing of an investment expose a Portfolio to fluctuations in value for longer periods than it desired.



Rule 144A securities -- securities that are not registered with the SEC but under certain circumstances may, pursuant to procedures approved by the Board of Directors, be determined to be liquid by the sub-investment managers and the investment manager. These securities are subject to ongoing evaluation to monitor their liquidity, and the purchase of these securities could have the effect of increasing the percent of a Portfolio's securities invested in illiquid securities. Liquidity is evaluated based on various factors including:


 .  the availability of trading markets for the security

 .  the frequency of trades and quotes

 .  the number of dealers and potential purchasers

 .  dealer undertakings to make a market

 . the nature of the security and of the marketplace trades (including disposal time, solicitation methods and mechanics of transfer)


Illiquid Securities -- No Portfolio may invest more than 15% (10% in the case of Scudder Global Equity Portfolio) of its assets in illiquid securities (as determined by SEC guidelines).


Lending portfolio securities. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code (the "Code").

Options on securities, currencies and indices. Options that are traded on recognized securities exchanges often have less of a risk of loss than those sold "over-the-counter." A Portfolio will not sell the security or currencies against which options have been written until after the option period has expired, a closing purchase transaction is executed, a corresponding put or call option has been purchased, or the sold option is otherwise covered. The sale and purchase of options involves paying brokerage commissions and other transaction costs. In addition, selling covered call options can increase the portfolio turnover rate.

The purchase and sale of index options have additional risks. For example if trading of certain securities in the index is interrupted, a Portfolio would not be able to close out options which it had purchased or sold if restrictions on exercise were also imposed. To address such liquidity concerns the Fund limits use of index options to options on indices (a) with a sufficient number of securities to minimize the likelihood of a trading halt and (b) for which there is a developed secondary market.

A Portfolio will cover any option it has sold on a stock index by (a) if the option is a call option, segregating with the Fund's custodian bank either (i) cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the value of the securities comprising the index, or (ii) securities that substantially replicate changes in value of the securities in the index; (b) if the option is a put option, segregating with the Fund's custodian bank cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the exercise price; or (c) regardless of whether the option is a call or a put option, holding an offsetting position in the same option at an exercise price that is at least as favorable to the Fund.

Forward foreign currency exchange contracts. These contracts are traded in the interbank market through currency traders. The traders do not charge a fee, but they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. The use of these contracts involves various risks including:

 . inability to enter into a contract at advantageous times or with respect to the desired foreign currencies

 . poor correlation between a currency's value and any proxy currency that a Portfolio is using

 .  the creditworthiness of the counterparty to the transaction

 . losses (or lost profits) due to unanticipated or otherwise adverse changes in the relative value of currencies

 . additional expense due to transaction costs or the need to purchase or sell foreign currency on the spot market to correlate with the currency delivery requirements of the contract

The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will have its bank custodian segregate cash or liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

Swaps, caps, floors and collars. A Portfolio will not enter into any swap, cap, floor or collar unless the portfolio manager thinks that the other party to the transaction is creditworthy. If the other party defaults, the Portfolio may have contractual remedies pursuant to agreements related to the transaction. Portfolios for which swaps are a permissible investment can enter credit protection swap arrangements which involve the sale by the Portfolio of a put option on a debt security which is exercisable by the buyer upon certain events, such as default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

The swap market has grown substantially in recent years and the swap market has become relatively liquid due to a large number of banks and investment banks acting as principals and agents and using standardized documentation. Caps, floors and collars are more recent innovations and standardized documentation has not yet been fully developed. For that reason they are less liquid than swaps. Liquidity of swaps, caps, floors and collars will be evaluated based on various factors including:

 .  the frequency of trades and quotations

 .  the number of dealers and prospective purchasers in the marketplace

 .  dealer undertakings to make a market

 .  the nature of the instrument (including demand or tender features)

 . the nature of the marketplace (including the ability to assign or offset a Portfolio's rights and obligations)

Futures contracts and options on futures contracts. A Portfolio will cover any futures contract it has sold, or any call option it has sold on a futures contract, by (a) segregating with the Fund's custodian bank (i) cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the value of the securities or currency on which the futures contract (or related index) is based or (ii) securities or currencies that substantially replicate changes in value of the securities or currencies on which the futures contract (or related index) is based or (b) holding an offsetting call option on that futures contract at the same or better settlement price. A Portfolio will cover any futures contract it has purchased, or any put option it has sold on a futures contract, by (a) segregating with the Fund's custodian bank cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the amount payable upon settlement of such futures contract or (b) holding an offsetting call option on that futures contract at the same or better settlement price.

CERTAIN INVESTMENT LIMITATIONS

Fundamental policies are those that may not be changed without approval of the outstanding voting shares of each affected Portfolio. If such a vote is required, approval requires a favorable vote of at least the lesser of: (a) 67% of the shares represented (in person or by proxy) at a meeting and entitled to vote thereon; or (b) if at least 50% of such shares are represented at the meeting, a majority of those represented.

A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote. If the Prospectus or SAI specifically states that one or more Portfolios may engage in practices that would otherwise violate a fundamental policy, such exception is also part of the Fund's fundamental policies. (On the other hand, any policy set forth in the Prospectus that is more restrictive than any fundamental policy on the same subject may be changed without any shareholder vote.) Unless otherwise indicated, all restrictions apply only at the time of purchase.

No Portfolio may:

 .  borrow money to purchase securities or purchase securities on margin

 . engage in the underwriting of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933

 .  issue senior securities

 .  sell call options which are not covered options

 . sell put options other than to close out option positions previously entered into

 . invest in commodities or commodity contracts. In this regard, the following aspects of the Prospectus's table of "Certain Investment Practices" are non-fundamental: all of the prohibitions and limitations in item 9; the recognized exchange requirement in, and the omission of any Portfolio that invests in equity securities from, item 10; the recognized exchange requirement and the limitations on purpose in item 11; and all of item 12, except the requirement that the Portfolio must be authorized to use the underlying futures contract.

 . make loans but this shall not prohibit a Portfolio from entering into repurchase agreements or purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors

 . For purposes of the industry concentration limit in item 25 of the Prospectus table, the following additional fundamental policies will apply: domestic crude oil and gas producers, domestic integrated oil companies, international oil companies, and oil service companies each will be deemed a separate industry; money market instruments issued by a foreign branch of a domestic bank will not be deemed to be an investment in a domestic bank.

No more than 5% of the Scudder Global Equity Portfolio's assets will be committed to transactions in options, futures or other "derivative" instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

Non-Fundamental Policies are those that may be changed without approval of shareholders. Unless otherwise indicated, all restrictions apply at the time of purchase. The following non-fundamental policies are in addition to those described elsewhere in the Prospectus or SAI.

 . No Portfolio will acquire securities for the purpose of exercising control over the management of any company

 . At least 75% of a Portfolio's total assets must be: (a) securities of issuers in which the Portfolio has not invested more than 5% of its total assets, (b) voting securities of issuers as to which the Fund owns no more than 10% of such securities, and (c) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These restrictions do not apply to the Janus Mid Cap Portfolio or Janus Growth Portfolio.

 .  No Portfolio may make any short sale

 .  No Portfolio (except for the Janus Mid Cap Portfolio and Janus Growth
   Portfolio) may participate on a joint or joint and several basis in any trading account in securities

Insurance Law Restrictions
The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio of the Fund complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the Insurance Companies ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

INVESTMENT MANAGEMENT ARRANGEMENTS


MetLife Advisers, LLC ("MetLife Advisers") is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each sub-investment manager's fees. MetLife Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers. MetLife Advisers also provides a full range of administrative and accounting services to the Fund.



Other than New England Life Holdings, Inc. ("NELHI"), which has the same address as MetLife Advisers, the members of MetLife Advisers consist of insurance companies whose separate accounts invest in the Fund or other registered investment companies to which MetLife Advisers serves as investment adviser. Each such insurance company's interest in MetLife Advisers entitles such insurance companies to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company. NELHI owns 100% of the voting interest in MetLife Advisers. New England Life Insurance Company, a Massachusetts Corporation whose address is the same as MetLife Advisers', owns 100% of the shares of NELHI. Metropolitan Life Insurance Company ("MetLife") is the indirect owner of 100% of the shares of New England Life Insurance Company. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange.




Investment Management Agreements and Sub-investment Management Agreements MetLife Advisers and the Fund have entered into investment management agreements under which MetLife Advisers has overall management responsibility for all Portfolios. In addition, MetLife Advisers has entered into sub-investment management agreements for all other Portfolios. For simplicity, the sub-investment managers are referred to as "managers" when discussing issues affecting all of them.


Each agreement continues from year to year with annual approval by (a) the Board of Directors or a majority of that Portfolio's outstanding shares, and
(b) a majority of the Board of Directors who are not "interested persons" of any party to the agreement.

Other than permitted by the Order, any new investment management agreements (and most material changes in any such agreements) or sub-investment management agreements require shareholder approval.

Each agreement may be terminated by any party to the agreement, without penalty, with 60 days' written notice. Shareholders of a Portfolio may vote to terminate an agreement as to services provided for that Portfolio.

Managers make investment decisions and effect transactions based on information from a variety of sources including their own securities and economic research facilities. Managers are also obligated to provide office space, facilities, equipment and personnel necessary to perform duties associated with their designated Portfolio(s).

Payment of Fund Expenses
As detailed in the Prospectus, MetLife Advisers also currently pays certain expenses for the Putnam Large Cap Growth, State Street Research Large Cap Value, Russell 2000 Index, MetLife Mid Cap Stock Index, and Morgan Stanley EAFE Index Portfolios to the extent they exceed certain amounts.

As detailed in the Prospectus, MetLife Advisers also currently waives or pays certain expenses over a certain amount for the Janus Growth and the Franklin Templeton Small Cap Growth Portfolios subject to possible repayment by each Portfolio over the next three years.


Apart from any such payments by MetLife Advisers, each Portfolio bears its share of all Fund expenses, including those for: (a) fees of the Fund's directors; (b) custodian and transfer agent fees; (c) audit and legal fees; (d) printing and mailing costs for the Fund's prospectuses, proxy material and periodic reports to shareholders of record or beneficial owners of shares; (e) MetLife Advisers's investment management fee; (f) brokerage commissions on portfolio transactions (including costs for acquisition, disposition, lending or borrowing of investments); (g) Fund taxes; (h) interest and other costs related to any Fund borrowing; (i) extraordinary or one-time expenses (such as litigation related costs); (j) Rule 12b-1 fees; and (k) dues of trade associations such as the Investment Company Institute.


All of the Fund's expenses, except extraordinary or one-time expenses, are accrued daily.

Management Fees
The Fund pays MetLife Advisers for its investment management services. MetLife Advisers pays the sub-investment managers for their investment management services.


The following table shows the fee schedules for the investment management fees and sub-investment management fees as a percentage per annum of the average net assets and the investment management fees paid to MetLife Advisers or MetLife (MetLife was the investment adviser until May 1, 2001) and the sub-investment manager for each Portfolio:



                                                    Investment                   Sub-Investment
                                                    Management                     Management
                                                       Fee                            Fee
                                       Average      Schedule--      Average        Schedule--
                                      Daily Net       % Per        Daily Net         % Per
Portfolio                              Assets         Annum         Assets           Annum1
---------                         ----------------- ---------- ----------------- --------------
------------------------------------------------------------------------------------------------
State Street Research             1st $500 million    .55%     1st $250 million      .40%
Investment Trust                  next $500 million   .50%     next $250 million     .35%
                                  over $1 billion     .45%     next $1.5 billion     .30%
                                                               over $2 billion       .25%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
State Street Research Diversified 1st $500 million    .50%     1st $250 million      .35%
                                  next $500 million   .45%     next $250 million     .30%
                                  over $1 billion     .40%     over $500 million     .25%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
State Street Research             1st $500 million    .75%     1st $500 million      .45%
Aggressive Growth                 next $500 million   .70%     next $500 million     .35%
                                  over $1 billion     .65%     next $1.5 billion     .30%
                                                               over $2.5 billion     .25%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Putnam Large Cap Growth           1st $500 million    .80%     1st $150 million      .50%
                                  next $500 million   .75%     next $150 million     .45%
                                  over $1 billion     .70%     over $300 million     .35%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
State Street Research Aurora      1st $500 million    .85%     1st $250 million      .55%
                                  next $500 million   .80%     next $250 million     .50%
                                  over $1 billion     .75%     next $250 million     .45%
                                                               over $750 million     .40%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Putnam International Stock 2      1st $500 million    .90%     1st $150 million      .65%
                                  next $500 million   .85%     next $150 million     .55%
                                  over $1 billion     .80%     over $300 million     .45%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth    1st $100 million    .55%                           .35%
                                  next $300 million   .50%                           .30%
                                  over $400 million   .45%                           .25%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth    1st $50 million     .70%                           .50%
                                  over $50 million    .60%                           .40%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Janus Mid Cap                     1st $100 million    .75%     1st $250 million      .50%
                                  next $400 million   .70%     next $500 million     .45%
                                  over $500 million   .65%     next $750 million     .40%
                                                               over $1.5 billion     .35%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Scudder Global Equity             1st $50 million     .90%                           .70%
                                  next $50 million    .55%                           .35%
                                  next $400 million   .50%                           .30%
                                  over $500 million   .475%                          .275%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value    1st $250 million    .75%     1st $100 million      .45%
                                  over $250 million   .70%     next $400 million     .40%
                                                               over $500 million     .35%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Neuberger Berman Partners         1st $100 million    .70%
Mid Cap Value                     next $250 million   .675%    1st $250 million      .45%
                                  next $500 million   .65%     next $750 million     .40%
                                  next $750 million   .625%    over $1 billion       .35%
                                  over $1.6 billion   .60%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Janus Growth                      1st $500 million    .80%     1st $250 million      .50%
                                  next $500 million   .75%     next $500 million     .45%
                                  over $1 billion     .70%     next $750 million     .40%
                                                               over $1.5 billion     .35%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap      1st $500 million    .90%     1st $200 million      .60%
Growth                            over $500 million   .85%     next $300 million     .52%
                                                               over $500 million     .50%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
State Street Research             1st $250 million    .70%     1st $100 million      .45%
Large Cap Value                   next $500 million   .65%     next $150 million     .40%
                                  over $750 million   .60%     next $250 million     .35%
                                                               next $1.5 billion     .30%
                                                               over $2 billion       .25%
------------------------------------------------------------------------------------------------




                                      Investment Management Fees
                                    For the Year Ended December 31,
                                  -----------------------------------
Portfolio                            1999        2000        2001
---------                         ----------- ----------- -----------
---------------------------------------------------------------------
State Street Research             $15,804,021 $17,076,256 $12,961,977
Investment Trust


---------------------------------------------------------------------
---------------------------------------------------------------------
State Street Research Diversified
                                  $11,893,804 $12,148,236 $10,709,985

---------------------------------------------------------------------
---------------------------------------------------------------------
State Street Research
Aggressive Growth                 $ 9,495,639 $11,798,675 $ 8,357,463


---------------------------------------------------------------------
---------------------------------------------------------------------
Putnam Large Cap Growth
                                           -- $   104,812 $   372,724

---------------------------------------------------------------------
---------------------------------------------------------------------
State Street Research Aurora

                                           -- $   102,277 $ 1,593,293

---------------------------------------------------------------------
---------------------------------------------------------------------
Putnam International Stock 2
                                  $ 2,250,241 $ 2,861,103 $ 3,362,607

---------------------------------------------------------------------
---------------------------------------------------------------------
T. Rowe Price Small Cap Growth
                                  $ 1,040,413 $ 1,749,910 $ 1,534,405

---------------------------------------------------------------------
---------------------------------------------------------------------
T. Rowe Price Large Cap Growth
                                  $   181,312 $   803,995 $ 1,060,841
---------------------------------------------------------------------
---------------------------------------------------------------------
Janus Mid Cap
                                  $ 5,844,052 $15,330,298 $ 8,632,720


---------------------------------------------------------------------
---------------------------------------------------------------------
Scudder Global Equity
                                  $   884,558 $ 1,213,183 $ 1,183,408


---------------------------------------------------------------------
---------------------------------------------------------------------
Harris Oakmark Large Cap Value
                                  $   192,890 $   316,530 $ 1,076,242

---------------------------------------------------------------------
---------------------------------------------------------------------
Neuberger Berman Partners
Mid Cap Value                     $   169,231 $   438,080 $ 1,087,854



---------------------------------------------------------------------
---------------------------------------------------------------------
Janus Growth
                                           --          -- $    38,389


---------------------------------------------------------------------
---------------------------------------------------------------------
Franklin Templeton Small Cap
Growth                                     --          -- $    38,225

---------------------------------------------------------------------
---------------------------------------------------------------------
State Street Research
Large Cap Value
                                           --          --          --


---------------------------------------------------------------------

                                            Investment           Sub-Investment
                                            Management             Management
                                               Fee                    Fee          Investment Management Fees
                                 Average    Schedule--  Average    Schedule--    For the Year Ended December 31,
                                Daily Net     % Per    Daily Net     % Per      ---------------------------------
Portfolio                        Assets       Annum     Assets       Annum1        1999       2000        2001
---------                      ------------ ---------- --------- -------------- ---------- ----------- ----------
-----------------------------------------------------------------------------------------------------------------
MetLife Stock Index            --All Assets    .25%                    *        $9,091,545 $10,575,467 $9,392,479
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index                          All Assets      .25%                    *        $  239,612 $   340,601 $  521,865
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Russell 2000 Index             All Assets      .25%                    *        $  172,630 $   317,375 $  334,711
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index      All Assets      .30%                    *        $  148,862 $   274,174 $  312,492
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index    All Assets      .25%                    *                -- $    41,219 $  204,629
-----------------------------------------------------------------------------------------------------------------

--------
1 MetLife paid these fees through April 30, 2001.
2 For the year ended December 31, 1999, a lower investment management fee schedule was in effect for the Putnam International Stock Portfolio. Thus, the investment management fees set forth herein were based on the lower schedule. Such fees would have been higher if the revised fee schedule had been in effect.
* MetLife Advisers pays MetLife a sub-investment management fee for each Index Portfolio equal to the costs incurred by MetLife in providing sub-investment management services to the Portfolio.

                      DIRECTORS AND OFFICERS OF THE FUND

The Fund's Directors review actions of the Fund's investment manager and sub-investment managers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 20 Portfolios of the Fund. There is no limit to the term a Director may serve.



Interested Directors



Each Director below is an "interested person" (as defined by the Investment Company Act of 1940) in that Ms. Goggin is an employee, and Mr. Typermass, a former employee of, and currently consulting to, MetLife, which is an affiliate of MLA, the Investment Manager of the Fund.



                           Current position(s)  Position(s)           Principal occupations over past five
Name and address      Age      with Fund*       held since*           years, including other directorships*
---------------------------------------------------------------------------------------------------------------------
Anne M. Goggin        53  Director, Chairman of    2002     Chief Counsel, Individual Business, MetLife enterprise;
Metropolitan Life         the Board, President              Trustee and Chairman of the Board, New England Zenith
Insurance Company         and Chief Executive               Fund ("Zenith Fund"); Senior Vice President and General
1 Madison Avenue          Officer                           Counsel, New England Financial ("NEF"); Chair of the
New York, NY 10010                                          Board of Managers, President and Chief Executive Officer,
                                                            MLA; Director, New England Securities Corporation
                                                            ("NES"); formerly, President, General Counsel, Secretary
                                                            and Clerk, NES, 1993-1999.
---------------------------------------------------------------------------------------------------------------------
Arthur G. Typermass   63  Director                 1998     Formerly, Senior Vice-President and Treasurer, MetLife.
43 Chestnut Street
Garden City, NY 11530
---------------------------------------------------------------------------------------------------------------------



Non-Interested Directors



Each Director below is not an "interested person" (as defined by the Investment Company Act of 1940).



                               Current position(s) Position(s)
Name and address           Age     with Fund*      held since*        Principal occupations over past five years*
------------------------------------------------------------------------------------------------------------------------
Steve A. Garban@           64       Director          1985     Formerly, Senior Vice President Finance and Operations
The Pennsylvania State                                         and Treasurer, The Pennsylvania State University.
University
208 Old Main
University Park, PA 16802
------------------------------------------------------------------------------------------------------------------------
Linda B. Strumpf           54       Director          2000     Vice President and Chief Investment Officer, Ford
Ford Foundation                                                Foundation.
320 E. 43rd Street
New York, NY 10017
------------------------------------------------------------------------------------------------------------------------
Dean O. Morton@            70       Director          1993     Formerly, Executive Vice President, Chief Operating
3200 Hillview Avenue                                           Officer and Director, Hewlett-Packard Company.
Palo Alto, CA 94304
------------------------------------------------------------------------------------------------------------------------
Michael S. Scott Morton@   64       Director          1993     Jay W. Forrester Professor of Management at Sloan School
Massachusetts Institute of                                     of Management, MIT.
Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02139
------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt@           63       Director          2001     President, since 1999, and formerly, Vice President,
3409 Pacific Avenue                                            Founders Investments, Ltd.
San Francisco, CA 94118
------------------------------------------------------------------------------------------------------------------------
H. Jesse Arnelle           68       Director          2001     Counsel, Womble Carlyle Sandrige & Rice; formerly, Senior
400 Urbano Drive                                               Partner, Arnelle, Hastie, McGee, Willis and Greene.
San Francisco, CA 94127



Officers



                           Current position(s)  Position(s)
Name and address      Age      with Fund*       held since*        Principal occupations over past five years*
---------------------------------------------------------------------------------------------------------------------
John F. Guthrie, Jr.  58  Senior Vice President    2002     Manager and Senior Vice President, MLA; Senior Vice
MetLife Advisers, LLC                                       President, Zenith Fund, Since 1995; Vice President, NEF.
501 Boylston Street
Boston, MA 02116
---------------------------------------------------------------------------------------------------------------------
Peter Duffy           46  Vice President and       2000     Senior Vice President, MLA, since December 1998; Vice
MetLife Advisers, LLC     Treasurer                         President, since 2002, and Treasurer, since 1998, Zenith
501 Boylston Street                                         Fund; Second Vice President, NEF; formerly Senior Vice
Boston, MA 02116                                            President, New England Funds, L.P.
---------------------------------------------------------------------------------------------------------------------
Thomas M. Lenz        43  Vice President and       2002     General Counsel and Secretary, MLA, since 1998; Assistant
MetLife Advisers, LLC     Secretary                         General Counsel, MetLife; Vice President, since 2002, and
501 Boylston Street                                         Secretary, since 1998, Zenith Fund; formerly, Vice
Boston, MA 02116                                            President, State Street Bank and Trust Company.

                           Current position(s)  Position(s)
Name and address      Age      with Fund*       held since*       Principal occupations over past five years
-------------------------------------------------------------------------------------------------------------------
David W. Allen        45  Senior Vice President    2002     Head of Individual Life Product Management, MetLife;
Metropolitan Life                                           Senior Vice President, Zenith Fund, since 2002.
Insurance Company
501 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------------------------------------------
Hugh McHaffie         43  Senior Vice President    2000     Senior Vice President, MetLife, since 1999; Senior Vice
Metropolitan Life                                           President, Zenith Fund, since 2002; formerly Vice
Insurance Company                                           President, Manufacturers Life North America.
501 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------------------------------------------
Thomas C. McDevitt    46  Vice President           2002     Vice President, Zenith Fund, since 1995.
MetLife Advisers, LLC
501 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------------------------------------------
Daphne Thomas-Jones   46  Vice President           2000     Assistant Vice President, since 1998, and formerly,
Metropolitan Life                                           Director, MetLife.
Insurance Company
One Madison Avenue
New York, NY 10010
-------------------------------------------------------------------------------------------------------------------


(*)Previous positions during the past five years with the Fund, MetLife, MLA, New England Zenith Fund, New England Financial, New England Funds, L.P., or New England Securities Corporation are omitted if not materially different.


(@)Serves as a trustee, director and/or officer of one or more of the following companies, each of which has a direct or indirect advisory relationship with the Investment Manager or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust, State Street Research Growth Trust and State Street Research Exchange Trust (the "State Street Research Funds").


The Directors have been compensated as follows:


                                        (3)
                                     Pension or                  (5)
                                     Retirement    (4)          Total
                            (2)       Benefits  Estimated   Compensation
                         Aggregate    Accrued     Annual    from the Fund
          (1)           Compensation as part of  Benefits     and Fund
        Name of             from        Fund       Upon     Complex Paid
      Director(b)        Fund(a)(c)   Expenses  Retirement to Directors(b)
--------------------------------------------------------------------------
Linda B. Strumpf          $35,500        0          0         $ 35,500
--------------------------------------------------------------------------
Steve A. Garban           $37,000        0          0         $114,400
--------------------------------------------------------------------------
H. Jesse Arnelle          $19,250        0          0         $ 19,250
--------------------------------------------------------------------------
Dean O. Morton            $30,500        0          0         $112,300
--------------------------------------------------------------------------
Michael S. Scott Morton   $34,000        0          0         $116,400
--------------------------------------------------------------------------
Arthur G. Typermass       $32,500        0          0         $ 32,500
--------------------------------------------------------------------------
Toby Rosenblatt           $19,250        0          0         $ 91,250

-------------
(a)For the fiscal year ended December 31, 2001.

(b)The Fund and Fund Complex includes the State Street Research Funds and is comprised of a total of 45 portfolios. "Total Compensation from the Fund and Fund Complex Paid to Directors" is for the 12 months ended December 31, 2001. All Directors were elected by the shareholders on April 27, 2001.

(c)Directors and officers who are currently active employees of MetLife receive no compensation for services rendered to the Fund other than their regular compensation from MetLife or its affiliate of which they are employees. Other directors who are not currently active employees of MetLife receive a fee of $15,000 per year, plus $3,500 for each directors' meeting they attend, $500 for each audit or nominating committee or sub-committee meeting they attend, and reimbursement for out-of-pocket expenses related to such attendance. The chairman of the audit committee also receives a fee of $1,500 for each full calendar year during which he/she serves as chairman.
-------------
   None of the above officers and directors of the Fund owns any stock of the Fund.

CODE OF ETHICS



The Fund, MetLife, MetLife Advisers, and each sub-investment manager have each adopted a Code of Ethics which establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.


PLACING PORTFOLIO TRANSACTIONS


Each Portfolio's manager has day-to-day responsibility for selecting broker-dealers who will process investment transactions for the Portfolio. In the discussion that follows, the term broker-dealer includes both brokers (brokerage firms who act as agents in purchases or sales of portfolio investments by the Fund) and dealers (investment firms who act for their own account in selling or purchasing securities to or from the Fund).




Primary Policy

Each manager's policy is to get prompt and reliable execution of orders with the most favorable overall net prices to the Fund "best execution". To this end, when selecting the best broker-dealer for a given transaction, a manager may consider one or more of the following:


 .  the price of the security or instrument

 .  the nature of the market for the security or instrument

 .  the size and difficulty of the order

 . the execution experience of the broker-dealer with respect to specific markets or securities (see, for example, "Fixed Income Securities" and "Over-the-Counter Securities Market" below)

 .  confidentiality

 .  the broker-dealer's financial responsibility

 . the competitiveness of the commission or spread (see "Competitiveness of Commission Rates and Net Prices" below)

 .  proven integrity and reliability

 .  the quality of execution

 .  the broker-dealer's research and statistical services and capabilities (see
   "Research and Statistical Services" below)

 .  the broker-dealer's capital clearance and settlement capabilities

 .  desired timing of the trade

 . any broker rebate of commissions to pay Portfolio expenses under any "directed brokerage" arrangements (see "Directed Brokerage" below)

Research and Statistical Services
When more than one firm satisfies the Portfolio's other standards, managers may consider the range of services and capabilities that those broker-dealers provide, including:

 . recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy

 . seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy

 . access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation

 . products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories

 . statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements



Multiple Uses for Services The same research and statistical products and services may be useful for multiple accounts. Managers may use such products and services when managing any of their investment accounts. Therefore, managers may use research and statistical information received from broker-dealers who have handled transactions for any such account (which may or may not include any Portfolio) in the management of the same or any such other account (which, again, may or may not include that Portfolio). If any research or statistical product or service has a mixed use, so that it also serves functions other than assisting in a manager's investment decision process, then the manager may allocate the costs and value accordingly. Only the portion of the cost or value attributable to a product or service that assists the manager with the investment decision process may be considered by the manager in allocating transactions to broker-dealers.

Competitiveness of Commission Rates and Net Prices

Managers try to keep abreast of commission structures and the prevalent bid/ask spread of the market and/or security in which transactions for the Portfolios occur. Commissions on foreign transactions are often higher and fixed, unlike in the United States where commission rates are negotiable. Against this backdrop, managers evaluate the reasonableness of a commission or net price for each transaction.


Other considerations which determine reasonableness of a broker-dealer's commission rates or net prices include:

 .  the difficulty of execution and settlement

 . the size of the transaction (number of shares, dollar amount, and number of clients involved)

 .  historical commission rates or spreads

 .  rates and prices quoted by other brokers and dealers

 . familiarity with commissions or net prices paid by other institutional investors

 .  the level and type of business done with the broker-dealer over time

 .  the extent to which broker or dealer has capital at risk in the transaction

After considering a combination of all the factors, managers may not necessarily select the broker with the lowest commission rate or the dealer with the lowest net price. Managers may or may not ask for competitive bids based on their judgment as to whether such bids would have a negative effect on the execution process.




Managers rely on Section 28(e) of the Securities Exchange Act of 1934 which permits managers to pay higher commission rates if the manager determines in good faith that the rate is reasonable in relation to the value of the brokerage, research and statistical services provided.




Directed Brokerage

The Fund may request that managers also consider directed brokerage arrangements, which involve rebates of commissions by a broker-dealer to pay Portfolio expenses. The Fund shall require that managers effect transactions with specified broker-dealers only if the manager continues to achieve best execution.


Fixed Income Securities

Portfolio transactions with fixed income securities, including notes and money market instruments, are generally purchased from the issuers or dealers on a net basis, with no stated commission paid, although the price usually includes undisclosed compensation.




Bunching of Orders
When securities are purchased or sold for a Portfolio, managers may also be purchasing or selling the same securities for other accounts. Managers may group orders of various accounts for execution to get lower prices and commission rates. To be fair to all accounts over time, managers allocate aggregate orders executed in a series of transactions or orders in which the amount of securities available does not fill the order or price requirements at the average price and, as nearly as practicable, on a pro-rata basis in proportion to the amounts intended to be purchased or sold by each account. Managers also consider the investment objectives, amount of money available to invest, order size, amount an account already has committed to the investment, and relative investment risks. While the Fund believes this practice contributes to better overall execution of portfolio transactions, occasionally this policy may adversely affect the price or number of shares in a particular Portfolio's transaction caused by either increased demand or supply of the security involved in the transaction.



Harris Associates L.P. may use its affiliate, Harris Associates Securities L.P., and Neuberger Berman Management Inc. may use its affiliate, Neuberger Berman, LLC (the

"affiliated brokers") as brokers for effecting securities transactions for the respective portfolios for which they are the managers. The Board of Directors, including a majority of the directors who are not "interested" directors, has determined that securities transactions for a Portfolio may be executed through these affiliated brokers, if, in the judgment of the manager, the use of the affiliated broker is likely to result in prices and execution at least as favorable to the Portfolio as those available from other qualified brokers and, if, in such transactions, the affiliated broker charges the Portfolio commission rates at least as favorable as those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. The Board of Directors has adopted procedures designed to provide that commissions, fees or other remuneration paid to affiliated brokers are consistent with this standard.



Brokerage commissions paid to Harris Associates Securities, L.P. during 2001 totaled $201,508 . This represented 43% of the total commissions paid by the Harris Oakmark Large Cap Value Portfolio during 2001. Brokerage transactions directed to Harris Associates Securities, L.P. amounted to 49% of the aggregate dollar amount of transactions involving payment of commissions for that Portfolio during 2001.



Brokerage commission paid to Neuberger Berman, LLC during 2001 totaled $321,496. This represented 37% of the total commissions paid by the Neuberger Berman Partners Mid Cap Value Portfolio during 2001. Brokerage transactions directed to Neuberger Berman, LLC amounted to 37% of the aggregate dollar amount of transactions involving payment of commissions for that Portfolio during 2001.


The following table shows the brokerage commissions paid by the Fund for each of the Portfolios for the years ended December 31, 1999, 2000 and 2001:


Portfolio                1999       2000       2001

State Street Research $2,669,281 $2,339,779 $3,846,507
Diversified

State Street Research $5,614,065 $5,047,718 $6,296,788
Investment Trust

State Street Research $2,687,582 $2,437,664 $2,938,548
Aggressive Growth

Putnam                $1,584,912 $1,185,663 $  922,679
International Stock

T. Rowe Price Small   $  180,042 $  309,732 $  196,896
Cap Growth

T. Rowe Price Large   $   55,158 $  238,407 $  250,041
Cap Growth

Janus Mid Cap         $1,007,044 $1,566,966 $2,144,187

Scudder Global Equity $  183,800 $  258,622 $  163,342

Harris Oakmark Large  $   71,883 $  172,358 $  455,515
Cap Value

Neuberger Berman      $  126,856 $  433,219 $  853,840
Partners Mid Cap
Value

MetLife Stock Index   $  369,088 $  163,903 $   94,444

Lehman Brothers              N/A        N/A        N/A
Aggregate Bond Index

Russell 2000 Index    $  150,280 $   89,034 $   57,584

Morgan Stanley EAFE   $  198,582 $  116,051 $  126,492

Putnam Large Cap             N/A $   22,070 $   87,382
Growth

State Street Research        N/A $   61,630 $  328,594
Aurora

MetLife MidCap Stock         N/A $  163,903 $   45,468
Index
Janus Growth                 N/A        N/A $   31,327
Franklin Templeton
 Small Cap Growth            N/A        N/A $   14,791


SHAREHOLDER MEETINGS

Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. Also, if 10% or more of the outstanding shares request a shareholders' meeting, then by a vote of two-thirds of the Fund's outstanding shares (as of a designated record date) a director may be removed from office. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

VOTING


Each share has one vote and fractional shares have fractional votes. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis; otherwise the shares of all Portfolios are totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or investment management agreement.



Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received. Shares held by certain eligible qualified retirement plans ("Qualified Plans") will vote directly and will not be voted in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.


SALE AND REDEMPTION OF SHARES

Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.


The Fund has a distribution agreement with MetLife. MetLife serves as distributor (the "Distributor") of the Fund's Class A, Class B, and Class E shares. Pursuant to the Class B and Class E Distribution Plan (the "Plan") adopted under Rule 12b-1 under the 1940 Act, the Fund compensates the distributor from assets attributable to each of the Class B and Class E shares for services rendered and expenses borne in connection with activities primarily intended to result in the sales of that class.


The Plan provides that the Fund, on behalf of each Portfolio which issues Class B and/or Class E shares, may pay up to 0.50% of the average daily net assets of a Portfolio attributable to its Class B and Class E shares for activities in connection with the distribution of those classes of shares. Under the distribution agreement, however, such payments are currently limited to 0.25% for the Class B Shares and 0.15% for the Class E Shares.


The amounts the Fund pays the Distributor will be used to compensate the Insurance Companies (includes the Distributor) their affiliates, other financial intermediaries and third-party broker-dealers for the services listed in (g) below.



The Plan is what is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Plan authorizes the Distributor to receive fees for performing (or causing to be performed) the following services:


   (a)the printing and mailing of Fund prospectuses, statements of additional information and reports for prospective purchasers of Contracts investing in Class B or Class E shares;

   (b)the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

   (c)holding seminars and sales meetings designed to promote the distribution of the Class B or Class E shares;

   (d)obtaining information and providing explanations to Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

   (e)training sales personnel regarding the Fund;

   (f)compensating sales personnel in connection with the allocation of cash values and premiums of the Contracts to the Fund; and

   (g)personal services and/or maintenance of Contract owner accounts with respect to Class B or Class E shares attributable to such accounts.


The Board of Directors, including the independent directors, has determined, in the exercise of its business judgment, that the Plan is reasonably likely to benefit each Portfolio's Class B and Class E shareholders and has approved the Plan's adoption.



The Plan and any related agreement entered into by the Fund, will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Directors, including a majority of the independent directors who have no direct or indirect financial interest in the preparation of the Plan or in any agreements relating to the Plan ("Qualified Directors"), cast in person at a meeting called for the purpose of voting on the Plan or any related agreement. Also, the Plan and any such agreement may be terminated as to the Class B or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B or Class E shares of the Portfolio or by vote of a majority of the Qualified Directors. The Plan also provides that it may not be amended, with respect to any class, to increase the amount of fees payable thereunder without the approval of shareholders of that class.






The Fund may suspend sales and redemptions of a Portfolio's shares during any period when (a) trading on the New York Stock Exchange is restricted or the Exchange is closed (other than customary weekend and holiday closings); (b) an emergency exists which makes disposing of portfolio securities or establishing a Portfolio's net asset value impractical; or (c) the Securities and Exchange Commission orders suspension to protect Portfolio shareholders.

If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (e.g. changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 day's prior written notice to affected shareholders.

In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

PRICING OF PORTFOLIO SECURITIES

Portfolio securities are priced as described in the table that follows. If the data necessary to employ the indicated pricing methods are not available, the investment will be assigned a fair value in good faith pursuant to procedures approved by the Board of Directors. Such "fair value" pricing may also be used if the customary pricing procedures are judged for any reason to result in an unreliable valuation.


If no current market value is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the sub-investment managers of the Portfolios.

                          PRICING OF SECURITIES CHART



                                                                                           Value
                                                                 Average               Established by
                                                      Last       Between                 Recognized
                           Last                       Spot      Last Bid                Exchange or
                           Sale        Last Bid      Price      and Asked                  Other
                         (primary      (primary     (primary    (primary    Amortized    Recognized
                         market)       market)      market)      market)      Cost*       Sources
-----------------------------------------------------------------------------------------------------
Portfolio Securities
Traded on Domestic     All
Stock Exchanges        Portfolios1
-----------------------------------------------------------------------------------------------------
Portfolio Securities
Traded Primarily
on Non-Domestic        All
Securities Exchanges   Portfolios1
-----------------------------------------------------------------------------------------------------
Securities Listed or                 All                       All
Traded on More than    All           Portfolios3               Portfolios2
One Exchange           Portfolios1   S2                        except S
-----------------------------------------------------------------------------------------------------
Domestic Securities
Traded in the Over     All           All
the Counter Market     Portfolios/1/ Portfolios/2/
-----------------------------------------------------------------------------------------------------
Non-U.S. Securities                  All
Traded in the Over     All           Portfolios2
the Counter Market     Portfolios/1/ except NB                 NB2
-----------------------------------------------------------------------------------------------------
Short-term
Instruments with
Remaining Maturity
of Sixty Days or                                                           All
Less                                                                       Portfolios1
-----------------------------------------------------------------------------------------------------
Options on Securities,
Indices, or Futures    All                                     All
Contracts              Portfolios1                             Portfolios2
-----------------------------------------------------------------------------------------------------
                                                   All
Currencies                                         Portfolios1
-----------------------------------------------------------------------------------------------------
                                                                                        All
Futures Contracts                                                                       Portfolios1

-------------
     1. primary method used
     2. if primary method is unavailable
     3. if both primary and secondary methods are unavailable


    NB. Neuberger Berman Partners Mid Cap Value Portfolio Only
     S. Scudder Global Equity Portfolio Only


     * Amortized Cost Method: Securities are valued at the cost on the date of purchase and thereafter, a constant proportionate amortization value is assumed until maturity of any discount or premium (regardless of fluctuating interest rates on the market value of the security). Maturity is deemed to be the next date on which the interest rate is to be adjusted. Note, using this method may result in different yield and net asset values than market valuation methods.

TAXES

The following summarizes some of the relevant tax considerations associated with the Fund. It is not a complete explanation and should not substitute for careful tax planning and consulting with individual tax advisers.

The Fund's tax attributes are allocated among the Portfolios as if they were separate corporations. For example, if a Portfolio has a net capital loss for a taxable year, including any allocated net capital loss carryforwards, such loss(es) will only offset net capital gains of that Portfolio. Also, each Portfolio stands alone to determine that Portfolio's net ordinary income or loss.

The Fund currently qualifies (and intends to continue to qualify) as a "regulated investment company" under the Code. To qualify, among other things, each Portfolio must derive at least 90% of its gross income from dividends, interest, payments for security loans, and gains or other income derived from each Portfolio's business of investing in stocks, securities or foreign currencies. As a regulated investment company, the Fund does not pay federal income tax on net ordinary income and net realized capital gains distributed to shareholders. A nondeductible 4% excise tax applies to any regulated investment company on any excess of required distributions for the calendar year over the amount actually distributed. The Fund must distribute 98% of its ordinary income and capital gain net income. The Fund does not expect to incur excise taxes.

Dividends paid by a Portfolio from its ordinary income, and distributions of its net realized short-term capital gains, are taxable to the shareholder as ordinary income. Generally, any of a Portfolio's income which represents dividends on common or preferred stock of a domestic corporation (rather than interest income), distributed to the Insurance Companies may be deducted as dividends received, to the extent the deduction is available to a life insurance company.

Distributions from the Fund's net realized long-term gains are taxable to the Insurance Companies as long-term capital gains regardless of the holding period of the Portfolio shares. Long-term capital gain distributions are not eligible for the dividends received deduction.

Dividends and capital gains distributions may also be subject to state and local taxes.

The Fund complies with section 817(h) of the Code and its related regulations. This means that the Fund generally may issue shares only to life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts ("variable insurance contracts") and the general account of MetLife which provided the initial capital for the Portfolios. The prospectus for the Contracts discusses in more depth the taxation of segregated asset accounts and of the Contract owner.

Section 817(h) of the Code and related regulations require segregated asset accounts investing in the Portfolios to diversify. These diversification requirements, which are in addition to those imposed on the Fund under the 1940 Act and under Subchapter M of the Code, may affect selection of securities for the Portfolios. Failing to meet Section 817(h) requirements may have adverse tax consequences for the insurance company offering the variable insurance contract and result in immediate taxation of the contract owner if the investment in the contract has appreciated in value.

The Treasury Department may possibly adopt regulations or the IRS may issue a revenue ruling which may deem a Contract owner, rather than the insurance company, to be treated as owner of the assets of a segregated asset account based on the extent of investment control by the contract owner. As a result, the Fund may take action to assure that a Contract continues to qualify as a variable insurance contract under federal tax laws. For example, the Fund may alter the investment objectives of a Portfolio or substitute shares of one Portfolio for those of another. To the extent legally necessary, a change of investment objectives or share substitution will only occur with prior notice to affected shareholders, approval by a majority of shareholders and approval by the Securities and Exchange Commission.

Several unique tax considerations arise in connection with a Portfolio which may invest in foreign securities. The Portfolio may have to pay foreign taxes, which could reduce its investment performance. Dividends paid by a Portfolio corresponding to dividends paid by non-United States companies do not qualify for the dividends received deduction.

Those Portfolios that invest substantial amounts of their assets in foreign securities may make an election to pass through to the Insurance Companies any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to the Insurance Companies. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld, which are also passed through. These credits may provide a benefit to the Insurance Companies.

GENERAL INFORMATION

Independent Auditors
The Board of Directors annually approves an independent auditor which is expert in accounting and auditing. Deloitte & Touche LLP, is the Fund's independent auditor. The Fund's financial statements for the 12 months ended December 31, 2001 incorporated by reference into this SAI have been audited by Deloitte & Touche LLP. The Fund relies on this firm's report which appears with the financial statements.

Custodian and Transfer Agent
State Street Bank and Trust Company is the custodian of the assets of all Portfolios. The custodian's duties include safeguarding and controlling the Fund's cash and investments, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Portfolio securities purchased in the United States are maintained in the custody of State Street Bank, although such securities may be deposited in the Book-entry system of the Federal Reserve System or with Depository Trust Company. State Street Bank and Trust Company is also the Fund's transfer agent.

Index Sponsors
The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

With respect to Standard & Poor's, neither the MetLife Stock Index Portfolio or the MetLife Mid Cap Stock Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P's only relationship to the Licensee is S&P's grant of permission to the Licensee to use the S&P 500 Index or the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index. S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL,

PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE (R) Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE (R) index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE (R) index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE (R) index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The MSCI EAFE (R) Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

With respect to Frank Russell Company, the Russell 2000 Index Portfolio is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY,

COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

FINANCIAL STATEMENTS


The Fund's financial statements for periods ending December 31, 2001, and the related schedules of investments for each Portfolio and report of independent auditors thereon, are included in the Fund's annual report to shareholders for 2001 and are incorporated by reference into this SAI.

                                   APPENDIX

          DESCRIPTION OF CERTAIN CORPORATE BOND AND DEBENTURE RATINGS

Rating Moody's Investor Service, Inc. (Moody's) Description  Rating Standard & Poor's Rating Group (S&P) Description
-----------------------------------------------------------------------------------------------------------------------
 Aaa   Bonds with this rating are judged to be of the best    AAA   An obligation with this rating has the highest
       quality, carrying the smallest degree or investment          rating assigned by S&P. The obligor's capacity
       risk. They are generally referred to as "gilt edged."        to meet its financial commitment on the
       Interest payments are protected by a large or by an          obligation is extremely strong.
       exceptionally stable margin and principal is secure.
       While the various protective elements are likely to
       change, such changes as can be visualized are most
       unlikely to impair the fundamentally strong position
       of such issues.
-----------------------------------------------------------------------------------------------------------------------
 Aa    Bonds with this rating are judged to be of high        AA    An obligation with this rating differs from the
       quality by all standards. Together with the Aaa              highest obligations only in small degree. The
       group, they comprise what are generally known as             obligor's capacity to meet its financial
       high-grade bonds. They are rated lower than the              commitment on the obligation is very strong.
       best bonds because margins of protection may not be
       as large as in Aaa securities or fluctuation of
       protective elements may be of greater amplitude or
       there may be other elements present which make the
       long-term risks appear somewhat greater than in
       Aaa securities.
-----------------------------------------------------------------------------------------------------------------------
 A     Bonds with this rating possess many favorable          A     An obligation with this rating is somewhat more
       investment attributes and are to be considered as            susceptible to the adverse effects of changes in
       upper-medium-grade obligations. Factors giving               circumstances and economic conditions than
       security to principal and interest are considered            obligations in higher-rated categories. However,
       adequate, but elements may be present which                  the obligor's capacity to meet its financial
       suggest a susceptibility to impairment sometime in           commitment on the obligation is still strong.
       the future.
-----------------------------------------------------------------------------------------------------------------------
 Baa   Bonds with this rating are considered as medium        BBB   An obligation with this rating exhibits adequate
       grade obligations, i.e., they are neither highly             protection parameters. However, adverse
       protected nor poorly secured. Interest payments and          economic conditions or change circumstances are
       principal security appear adequate for the present           more likely to lead to weakened capacity of the
       but certain protective elements may be lacking or            obligor to meet its financial commitment on the
       may be characteristically unreliable over any great          obligation.
       length of time. Such bonds lack outstanding
       investment characteristics and in fact have
       speculative characteristics as well.
-----------------------------------------------------------------------------------------------------------------------
 Ba    Bonds with this rating are judged to have              BB    An obligation with this rating has significant
       speculative elements; their future cannot be                 speculative characteristics, but is less vulnerable
       considered as well-assured. Often, the protection of         to nonpayment than bonds in the lower ratings.
       interest and principal payments may be very                  However, it faces major ongoing uncertainties or
       moderate, and thereby not well safeguarded during            exposure to adverse business, financial or
       both good and bad times over the future.                     economic conditions which could lead to the
       Uncertainty of position characterizes bonds in this          obligor's inadequate capacity to meet its financial
       class.                                                       commitment on the obligation.
-----------------------------------------------------------------------------------------------------------------------
 B     Bonds with this rating generally lack characteristics  B     An obligation with this rating is more vulnerable
       of the desirable investment. Assurance of interest           to nonpayment than obligations rated BB, but
       and principal payments of maintenance of other               the obligor currently has the capacity to meet its
       terms of the contract of any long period of time may         financial commitment on the obligation. Adverse
       be small.                                                    business, financial or economic conditions will
                                                                    likely impair the obligator's capacity or
                                                                    willingness to meet its financial commitment on
                                                                    the obligation.

Rating    Moody's Investor Service, Inc. (Moody's) Description Rating  Standard & Poor's Rating Group (S&P) Description
------------------------------------------------------------------------------------------------------------------------
Caa       Bonds with this rating are of poor standing.         CCC     An obligation with this rating is currently
          Such issues may be in default or there may be                vulnerable to nonpayment, and is dependent
          present elements of danger with respect to                   upon favorable business, financial, and economic
          principal or interest.                                       conditions for the obligor to meet its financial,
                                                                       and economic commitment on the obligation. In
                                                                       the event of adverse business, financial or
                                                                       economic conditions, the obligor is not likely to
                                                                       have the capacity to meet its financial
                                                                       commitment on the obligation.
------------------------------------------------------------------------------------------------------------------------
Ca        Bonds with this rating represent obligations         C       An obligation with this rating may be used to
          which are speculative in a high degree. Such                 cover a situation where a bankruptcy petition
          issues are often in default or have other marked             has been filed or similar action has been taken,
          shortcomings.                                                but payments on this obligation are being
                                                                       continued.
------------------------------------------------------------------------------------------------------------------------
C         Bonds with this rating are the lowest rated class    D       An obligation rated D is in payment default. This
          of bonds, and issues so rated can be regarded as             rating category is used when payments on an
          having extremely poor prospects of ever                      obligation are not made on the date due even if
          attaining any real investment standing.                      the applicable grace period has not expired,
                                                                       unless S&P believes that such payments will be
                                                                       made during such grace period. This rating also
                                                                       will be used upon the filing of a bankruptcy
                                                                       petition on an obligation are jeopardized.
------------------------------------------------------------------------------------------------------------------------
1         This modifier is used with Aa, A, Baa, Ba and B      (+)/(-) These modifiers are used with ratings from AA
          ratings and indicates the bond possesses                     to CCC to show relative standing within the
          strongest investment attributes within the                   rating category.
          rating class.
------------------------------------------------------------------------------------------------------------------------
No Rating This might arise if: (1) an application for rating   r       This symbol attached to the ratings of
          was not received or accepted; (2) the issue or               instruments with significant non credit risks. It
          issuer belongs to a group of securities that are             highlights risks to principal or volatility of
          not rated as a matter of policy;                             expected returns which are not addressed in the
          (3) there is a lack of essential data pertaining to          credit rating. Examples include: obligations
          the issue or issuer; (4) the issue was privately             linked or indexed to equities, currencies or
          placed in which case the rating is not published             commodities; obligations exposed to severe
          in the Moody's publication; or                               prepayment risk such as interest only principal
          (5) the rating was suspended or withdrawn                    only mortgage securities; and obligations with
          because new and material circumstances arose,                unusually risky interest terms, such as inverse
          the effects of which preclude satisfactory                   floaters.
          analysis; there is no longer available reasonable
          up-to-date data to permit a judgment to be
          formed; a bond is called for redemption or for
          other reasons.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

 Rating   Moody's Investor Service, Inc. (Moody's) Description  Rating     Standard & Poor's Rating Group (S&P) Description
-----------------------------------------------------------------------------------------------------------------------------
Prime     Commercial paper with this rating is the highest     A         Commercial paper with this rating is the highest
          rated based on the following factors: (1)                      based on: (1) liquidity ratios are adequate to
          management of the issuer; (2) economics of the                 meet cash requirements; (2) the issuer's long-
          issuer's industry or industries and the                        term senior debt is rated "A" or better, although
          speculative-type risks which may be inherent in                in some cases "BBB" or better may be allowed;
          certain areas; (3) the issuer's products in relation           (3) the issuer has access to at least two additional
          to competition and customer acceptance; (4)                    channels of borrowing; (4) the issuer's basic
          liquidity; (5) amount and quality of long-term                 earnings and cash flow have an upward trend
          debt; (6) trend of earnings over a period of 10                with allowance made for unusual circumstances;
          years; (7) financial strength of any parent and the            (5) Typically, the issuer's industry is well
          relationships which exist with the issuer; and (8)             established and the issuer has a strong position
          recognition by the management of obligations                   within the industry; and (6) the reliability and
          which may be present or may arise as a result of               quality of management are unquestioned.
          public interest questions and preparations to
          meet such obligations.
-----------------------------------------------------------------------------------------------------------------------------
1, 2 or 3 These modifiers indicates the relative degree to     1, 2 or 3 These modifiers indicate the relative degree to
          which the commercial paper possesses the                       which the commercial paper possesses the
          qualities that are required to receive a Prime                 qualities that are required to receive an A
          rating.                                                        rating.
-----------------------------------------------------------------------------------------------------------------------------
                                                               (+)       Commercial paper with an A-1 rating can be
                                                                         further modified with this modifier to show that
                                                                         they possess overwhelming safety
                                                                         characteristics.

                       STATEMENT OF ADDITIONAL INFORMATION

                           MET INVESTORS SERIES TRUST


         This Statement of Additional Information provides supplementary information pertaining to shares of the twenty-two investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), a diversified, open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated May 1, 2002 and July 15, 2002, (collectively, the
"Prospectus") for, as applicable, the Class A, Class B, Class C and Class E shares of the J. P. Morgan Quality Bond Portfolio, J.P. Morgan Small Cap Stock Portfolio, J.P. Morgan Enhanced Index Portfolio, J.P. Morgan Select Equity Portfolio, J.P. Morgan International Equity Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Developing Growth Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, PIMCO Total Return Portfolio, PIMCO Money Market Portfolio, PIMCO Innovation Portfolio, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, Janus Aggressive Growth Portfolio, Oppenheimer Capital Appreciation Portfolio, Met/AIM Small Cap Growth Portfolio, Met/AIM Mid Cap Core Equity Portfolio (formerly, Met/AIM Mid Cap Equity Portfolio), Met/Putnam Research Portfolio, State Street Research Concentrated International Portfolio and Third Avenue Small Cap Value Portfolio which may be obtained by writing the Trust at 22 Corporate Plaza Drive, Newport Beach California 92660 or by calling (800) 848-3854. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

         The date of this Statement of Additional Information is May 1, 2002, as supplemented on July 15, 2002.

                                Table of Contents

                                                                          Page



INVESTMENT OBJECTIVES AND POLICIES.............................................4
         Asset-Backed Securities...............................................4
         Brady Bonds...........................................................5
         Convertible Securities................................................5
         Credit Default Swaps..................................................6
         Depositary Receipts...................................................6
         Dollar Roll Transactions..............................................7
         Eurodollar and Yankee Dollar Obligations..............................8
         Event-Linked Bonds....................................................8
         Floaters..............................................................8
         Foreign Currency Transactions.........................................9
         Foreign Securities...................................................12
         Forward Commitments, When-Issued and Delayed Delivery Securities.....15
         High Yield/High Risk Debt Securities.................................16
         Hybrid Instruments...................................................17
         Illiquid Securities..................................................17
         Interest Rate Transactions...........................................18
         Investment Grade Corporate Debt Securities...........................19
         Loans and Other Direct Indebtedness..................................19
         Money Market Securities..............................................19
         Mortgage-Backed Securities...........................................20
         Municipal Fixed Income Securities....................................23
         Options and Futures Strategies.......................................24
         Other Investment Companies...........................................29
         Portfolio Turnover...................................................29
         Preferred Stocks.....................................................29
         Real Estate Investment Trusts........................................30
         Repurchase Agreements................................................30
         Reverse Repurchase Agreements........................................30
         Rights and Warrants..................................................31
         Securities Loans.....................................................31
         Short Sales..........................................................32
         U.S. Government Securities...........................................33
         Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds.............33
INVESTMENT RESTRICTIONS.......................................................34
         Fundamental Policies.................................................34
         Non-Fundamental Policies.............................................35
PERFORMANCE INFORMATION.......................................................37
         Total Return.........................................................37
         Yield................................................................38
         Non-Standardized Performance.........................................39
PORTFOLIO TRANSACTIONS........................................................40
MANAGEMENT OF THE TRUST.......................................................43

         Trustees and Officers................................................43
         Committees of the Board..............................................46
         Compensation of the Trustees........................................46
                                                                              =
INVESTMENT ADVISORY AND OTHER SERVICES.......................................47
                                                                              =
         The Manager.........................................................47
                                                                              =
         The Advisers.........................................................54
         The Administrator...................................................57
                                                                              =
         The Distributor.....................................................57
                                                                              =
         Code of Ethics......................................................61
                                                                              =
         Custodian...........................................................61
                                                                              =
         Transfer Agent......................................................61
                                                                              =
         Legal Matters.......................................................61
                                                                              =
         Independent Auditors.................................................62
REDEMPTION OF SHARES..........................................................62
NET ASSET VALUE..............................................................62
                                                                              =
FEDERAL INCOME TAXES..........................................................64
ORGANIZATION AND CAPITALIZATION OF THE TRUST.................................65
                                                                              =
FINANCIAL STATEMENTS.........................................................67
                                                                              =
APPENDIX.....................................................................A-1


----------------------
         No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                       INVESTMENT OBJECTIVES AND POLICIES

         The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus. If a Portfolio is not identified below in connection with a particular strategy or technique, its Adviser, as of the effective date of this Statement of Additional Information, does not intend to invest any of the Portfolio's assets in that strategy or technique although it has the ability to do so and may do so in the future.

     Asset-Backed  Securities  (J.P.  Morgan  Quality  Bond,  Lord  Abbett  Bond
Debenture, Janus Aggressive Growth, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity and Third Avenue Small Cap Value Portfolios)

         Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

         Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

         The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

     Brady Bonds (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Janus Aggressive Growth and PIMCO Total Return Portfolios)

         Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

     Convertible Securities (All Portfolios except PIMCO Money Market and PIMCO Innovation Portfolios)

         A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

         Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio's investment adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

     Credit Default Swaps (PIMCO Total Return Portfolio)


         The Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

         The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

     Depositary Receipts (All Portfolios except Lord Abbett Bond Debenture, PIMCO Money Market and PIMCO Total Return Portfolios)

         A Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. The J.P. Morgan Enhanced Index, J.P. Morgan Select Equity and J.P. Morgan Small Cap Stock Portfolios will only invest in American Depositary Receipts. The J.P. Morgan Enhanced Index, J.P. Morgan Select Equity and J.P. Morgan Small Cap Stock Portfolios do not expect to invest more than 10% of their total assets in American Depository Receipts. Because American Depositary Receipts are listed on a U.S. securities exchange, the investment advisers of the Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities and PIMCO Innovation Portfolios do not treat them as foreign securities. However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

     Dollar Roll Transactions (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, PIMCO Money Market, PIMCO Total Return, Janus Aggressive Growth, Oppenheimer Capital Appreciation, Met/AIM Small Cap Growth and Met/AIM Mid Cap Core Equity Portfolios)

         The Portfolios may enter into "dollar roll" transactions, which consist of the sale by the Portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates, other mortgage-backed securities or other fixed income securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

         A Portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. The Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

         Dollar rolls are treated for purposes of the Investment Company Act of 1940, as amended ("1940 Act") as borrowings of a Portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

         The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar and Yankee Dollar Obligations (J.P. Morgan Quality Bond, MFS Mid Cap Growth, PIMCO Money Market, PIMCO Total Return, Oppenheimer Capital Appreciation, Janus Aggressive Growth, MFS Research International, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth and State Street Research Concentrated International Portfolios)

     Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

     Event-Linked Bonds (PIMCO Total Return Portfolio)

         The Portfolio may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some even-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

     Floaters (PIMCO Money Market, PIMCO Total Return and Janus Aggressive Growth Portfolios)

         A Portfolio may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

                  Foreign Currency Transactions (J.P. Morgan Quality Bond, J.P. Morgan International Equity, MFS Mid Cap Growth, MFS Research International, PIMCO Total Return, PIMCO Innovation, Oppenheimer Capital Appreciation, Janus Aggressive Growth, Met/Putnam Research, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, State Street Research Concentrated International and Third Avenue Small Cap Value Portfolios)

         Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The investment adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

         A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

         If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

         A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust's custodian of liquid assets and marked to market daily.

         Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

     Lock In. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

         Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

         Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Portfolio can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

         Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.

         Foreign  Currency  Options.   Options  on  foreign  currencies  operate
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's investment adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

     Foreign Securities (All Portfolios except J.P. Morgan Select Equity, J.P. Morgan Small Cap Stock and J.P. Morgan Enhanced Index Portfolios)

         A Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. The Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject the Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

         Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

         The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

         Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

         Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

         The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

         The governmental members of these supranational entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

         The Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios do not expect that more than 20%, 10%, 10%, 10% and 25%, respectively, of their total assets will be invested in foreign securities. The investment adviser to these Portfolios does not consider securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."

         The J.P. Morgan Enhanced Index, the J.P. Morgan Select Equity and J.P. Morgan Small Cap Stock Portfolios may only invest in equity securities of foreign corporations listed on a U.S. securities exchange or denominated or principally traded in the U.S. dollar. The J.P. Morgan Quality Bond Portfolio does not expect to invest more than 25% of its total assets in securities of foreign issuers. In the case of the J.P. Morgan Quality Bond Portfolio, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. The Third Avenue Small Cap Value Portfolio intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated American Depository Receipts or which, in the judgment of its Adviser, otherwise provide financial information which provides the Adviser with substantively similar financial information as Securities and Exchange Commission disclosure requirements.

         The MFS Mid Cap Growth Portfolio expects that less than 20% of its total assets will be invested foreign securities. The PIMCO Total Return Portfolio does not expect that more than 20% of its total assets will be invested in securities denominated in foreign currencies. The Oppenheimer Capital Appreciation Portfolio, PIMCO Innovation and the Met/Putnam Research Portfolio do not expect that more than 35% of their assets will be invested in foreign securities. The Met/AIM Small Cap Growth and Met/AIM Mid Cap Core Equity Portfolios do not expect that more than 25% of their assets will be invested in foreign securities. The Third Avenue Small Cap Value Portfolio does not expect that more than 15% of its assets will be invested in foreign equity securities and does not currently intend to invest in foreign corporate debt securities such as Eurodollar bonds and Yankee bonds.

         Emerging Market Securities. Investments in emerging market country securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

         A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.

         Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio. The MFS Research International Portfolio expects that not more than 25% of its total assets will be invested in emerging market securities.

     Forward Commitments, When-Issued and Delayed Delivery Securities (All Portfolios except State Street Research Concentrated International Portfolio)

         A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

     High Yield/High Risk Debt Securities (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, MFS Mid Cap Growth, Janus Aggressive Growth, PIMCO Total Return, State Street Research Concentrated International and Third Avenue Small Cap Value Portfolios)

         Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the investment adviser's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

         In determining suitability of investment in a particular unrated security, the investment adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

     Hybrid Instruments (J.P. Morgan Quality Bond, Janus Aggressive Growth, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity and Third Avenue Small Cap Value Portfolios)

         Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Portfolios do not anticipate that such investments will exceed 5% (15% with respect to J.P. Morgan Quality Bond Portfolio) of each Portfolio's total assets. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

     Illiquid Securities (All Portfolios except PIMCO Innovation, Met/Putnam Research and State Street Research Concentrated International Portfolios)

         Each Portfolio may invest up to 15% (10% in the case of PIMCO Money Market Portfolio) of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the applicable 15% or 10% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% (or 10%, as applicable)of its assets invested in illiquid or not readily marketable securities.

     Interest Rate Transactions (J.P. Morgan Quality Bond, PIMCO Total Return, Janus Aggressive Growth, Oppenheimer Capital Appreciation and State Street Research Concentrated International Portfolios)

         Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the investment advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

                  Investment Grade Corporate Debt Securities (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, PIMCO Money Market, PIMCO Total Return, PIMCO Innovation, Oppenheimer Capital Appreciation, Janus Aggressive Growth, MFS Mid Cap Growth, MFS Research International, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, State Street Research Concentrated International and Third Avenue Small Cap Value Portfolios)

         Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See the Appendix for a description of the various securities ratings.

     Loans and Other Direct Indebtedness (J.P. Morgan Quality Bond, PIMCO Total Return, Janus Aggressive Growth, Oppenheimer Capital Appreciation and State Street Research Concentrated International Portfolios)

         By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

         The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

     Money Market Securities (All Portfolios)

         Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

         Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

         A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

         Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser. The J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, PIMCO Total Return and State Street Research Concentrated International Portfolios may invest in money market instruments rated A-3 by Standard & Poor's and Prime-3 by Moody's.

                  Mortgage-Backed Securities (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, PIMCO Money Market, PIMCO Total Return, Janus Aggressive Growth, MFS Research International, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, State Street Research Concentrated International and Third Avenue Small Cap Value Portfolios)

         A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

         CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

         The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

         Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

         Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

         Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

         Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.

         The J.P. Morgan Quality Bond Portfolio may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Portfolio forecloses on any non-performing mortgage, it would end up acquiring a direct interest in the underlying real property and the Portfolio would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowing, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Portfolio or its investment adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

     Municipal Fixed Income Securities (J.P. Morgan Quality Bond, PIMCO Total Return and PIMCO Innovation Portfolios)

         A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio's investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

         The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.

     Options and Futures Strategies (All Portfolios except PIMCO Money Market and Third Avenue Small Cap Value Portfolios)

         A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its investment adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. The investment advisers to the J.P. Morgan Small Cap Stock, Lord Abbett Bond Debenture, Lord Abbett Developing Growth, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value, Lord Abbett Growth Opportunities and State Street Research Concentrated International Portfolios do not presently intend to utilize options or futures contracts and related options but may do so in the future. The investment adviser to the PIMCO Total Return Portfolio does not presently intend to engage in options and futures transactions on stock indices, but may do so in the future. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

         The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

         Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

         A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust's custodian bank liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

         A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

         A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         Except for the J.P. Morgan Quality Bond and PIMCO Total Return Portfolios, no Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets. There are no specific limitations on the J.P. Morgan Quality Bond Portfolio's or the PIMCO Total Return Portfolio's or the PIMCO Total Return Portfolio's purchases of options on securities.

         Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If a Portfolio's investment adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's investment adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

         Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

         A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

         The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         A  Portfolio   may  purchase   interest   rate  futures   contracts  in
anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

         A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

         Options on Futures Contracts. A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

         In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

         Limitations. A Portfolio will not purchase or sell futures contracts or options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio; provided, however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If this limitation is exceeded at any time, the Portfolio will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

         Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its investment adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's investment adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

     Other Investment Companies (All Portfolios except PIMCO Money Market and Met/Putnam Research Portfolios)

         In connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which it may otherwise invest. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio.

         Each Portfolio does not intend to invest in other investment companies unless, in the investment adviser's judgment, the potential benefits exceed associated costs. As a shareholder in an investment company, a Portfolio bears its ratable share of that investment company's expenses, including advisory and administration fees.

     Portfolio Turnover

         While it is impossible to predict portfolio turnover rates, the investment advisers to the Portfolios other than the J.P. Morgan Quality Bond, J.P. Morgan Select Equity, MFS Mid Cap Growth, MFS Research International, Janus Aggressive Growth, Met/Putnam Research, PIMCO Total Return, PIMCO Innovation and Lord Abbett Growth Opportunities Portfolios anticipate that portfolio turnover will generally not exceed 100% per year. The investment advisers to the Lord Abbett Growth Opportunities and Janus Aggressive Growth Portfolios anticipate that portfolio turnover may exceed 200% per year, exclusive of dollar roll transactions. The investment adviser to the J.P. Morgan Quality Bond and J.P. Morgan Select Equity Portfolios anticipates that portfolio turnover rates generally will not exceed 300% and 150%, respectively. The investment adviser to the MFS Mid Cap Growth and MFS Research International Portfolios anticipates that portfolio turnover generally will not exceed 200% and 150%, respectively, per year. The investment adviser to the Met/Putnam Research Portfolio anticipates that portfolio turnover generally will exceed 100% per year. The investment advisers to the PIMCO Total Return and PIMCO Innovation Portfolios anticipate that portfolio turnover generally will not exceed 200% per year. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.

     Preferred Stocks (All Portfolios except PIMCO Money Market Portfolio)

         A Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     Real Estate Investment Trusts (All Portfolios except PIMCO Money Market Portfolio)

         A Portfolio may invest up to 5% of its net assets in investments related to real estate, including real estate investment trusts ("REITs") except that Met/AIM Mid Cap Core Equity and Met/AIM Small Cap Growth Portfolios may each invest up to 25% of its assets in REITs, Oppenheimer Capital Appreciation Portfolio may invest up to 15% of its assets in REITs and J.P. Morgan Small Cap Stock Portfolio may invest without limit in REITs. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

     Repurchase Agreements (All Portfolios)


         Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.

     Reverse Repurchase Agreements (All Portfolios except MFS Mid Cap Growth and MFS Research International Portfolios)

         A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     Rights and Warrants (All Portfolios except Lord Abbett Bond Debenture, PIMCO Innovation and PIMCO Money Market Portfolios)

         A Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

     Securities Loans (All Portfolios)


         All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

         Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or investment adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's investment adviser to be of good standing and will not be made unless, in the judgment of the investment adviser, the consideration to be earned from such loans would justify the risk.

                  Short Sales (MFS Mid Cap Growth, MFS Research International, Janus Aggressive Growth, PIMCO Total Return, Met/AIM Small Cap Growth , Met/AIM Mid Cap Core Equity and State Street Research Concentrated International Portfolios)

         A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

         The PIMCO Total Return Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian cash or other liquid assets at such a level that
(i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

     U.S. Government Securities (All Portfolios)


         Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

                  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, MFS Mid Cap Growth, PIMCO Total Return, PIMCO Innovation, PIMCO Money Market, Oppenheimer Capital Appreciation, Janus Aggressive Growth and Third Avenue Small Cap Value Portfolios)

         Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                             INVESTMENT RESTRICTIONS

     Fundamental Policies

         The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

         1.       Borrowing

         Each Portfolio may not borrow money, except to the extent permitted by applicable law.

         2.       Diversification

         Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to MFS Mid Cap Growth Portfolio and Janus Aggressive Growth Portfolio) of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The State Street Research Concentrated International and the Third Avenue Small Cap Value Portfolios, as non-diversified funds, are not subject to any fundamental policy which limits their investments in a single issuer.)

         3.       Concentration

         Each Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S.
government, its agencies and instrumentalities, and repurchase agreements secured by such obligations.

         4.       Underwriting

         Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

         5.       Real Estate

         Each Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities.

         6.       Commodities

         Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

         7.       Loans

         Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

         8.       Senior Securities

         Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.

                  Non-Fundamental Policies

         The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

         Each Portfolio may not:

         (1)      Purchase securities on margin, except that each Portfolio may:
                  (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

         (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

         (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

          (4) Invest in companies for the purpose of exercising management or control.

     In addition, as a matter of operating policy, the J.P. Morgan Select Equity, J.P. Morgan Quality Bond, J.P. Morgan Enhanced Index, J.P. Morgan Small Cap Stock, J.P. Morgan International Equity, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and
Income and Lord Abbett Growth Opportunities Portfolios will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

         The PIMCO Total Return Portfolio will not invest more than 5% of the Portfolio's net assets in warrants, including those acquired in units or attached to other securities. For purposes of the policy, warrants will be valued at the lower of cost or market, except that warrants acquired by the Portfolio in units with or attached to securities may be deemed to be without value.

         The PIMCO Total Return Portfolio will not invest more than 5% of its net assets (taken at market value at the time of investment ) in any combination of interest only, principal only, or inverse floating rate securities.

         With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. A Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

         With respect to loans of portfolio securities, as a matter of operating policy, each Portfolio will limit the aggregate of such loans to 33 1/3% of the value of the Portfolio's total assets.

         With respect to real estate investments, as a matter of operating policy, the J.P. Morgan Quality Bond, J.P. Morgan Select Equity, J.P. Morgan Enhanced Index, J.P. Morgan International Equity, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities and Putnam Research Portfolios will not invest in real estate limited partnership interests other than partnerships organized as REITS.

         With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, to not enter into when-issued commitments exceeding in the aggregate 15% (except for the J.P. Morgan Quality Bond, PIMCO Total Return, PIMCO Money Market, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity and State Street Research Concentrated International Portfolios) of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. There is no current policy limiting the percentage of assets of the J.P. Morgan Quality Bond, PIMCO Total Return, PIMCO Money Market, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity and State Street Research Concentrated International Portfolios which may be invested in when-issued commitments.

         With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio's investment adviser. A Portfolio, other than PIMCO Total Return Portfolio, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. PIMCO Total Return Portfolio may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.

     With respect to swaps, a Portfolio (except for the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios) will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's investment adviser.


80% Investment Policy (J.P. Morgan Quality Bond, J.P. Morgan Small Cap Stock, J.P. Morgan Select Equity, J.P. Morgan International Equity, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, MFS Mid Cap Growth and Third Avenue Small Cap Value Portfolios)

         Under normal circumstances, each of the Portfolios listed above will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current Prospectus. (See the Prospectus for a detailed discussion of these Portfolios' investments.) Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

         Shareholders will also be provided with the notice described above in the event that J.P. Morgan Enhanced Index Portfolio changes its policy of investing substantially all of its assets in the stock of companies represented by the S&P 500 Index.



                             PERFORMANCE INFORMATION

         Total return and yield will be computed as described below.

                  Total Return

         Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000
 T = average annual total return
 n = number of years
 ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof).

         The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

         The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.



                  Yield

         From time to time, the Trust may quote the J.P. Morgan Quality Bond Portfolio's, the Lord Abbett Bond Debenture Portfolio's, the PIMCO Money Market Portfolio's and the PIMCO Total Return Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

         The annualized current yield for the PIMCO Money Market Portfolio is computed by: (a) determining the net change in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the PIMCO Money Market Portfolio may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

         The 30-day yield for the Trust's other fixed income Portfolios will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                              YIELD = 2[(a-b+1)6-1]
                                       cd

Where:            a =      dividends and interest earned during the period

                    b    =   expenses   accrued   for   the   period   (net   of
                         reimbursement)

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                    d = the net asset value per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

     The yield for the one-month period ended December 31, 2001 for the PIMCO Money Market Portfolio was 1.17%.

                  Non-Standardized Performance

         In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                             PORTFOLIO TRANSACTIONS

         Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. Each Portfolio's Adviser is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, an Adviser considers the firm's reliability, the quality of its execution services on a continuing basis, confidentiality, including trade anonymity, and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios or their Advisers with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In doing so, a Portfolio may pay higher commission rates than the lowest available when its Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Each Portfolio's Adviser is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Adviser by supplementing the Adviser's research.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Portfolio's Adviser receives research services from many broker-dealers with which the Adviser places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

         As noted above the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However NASD Regulation, Inc. has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

         An Adviser, subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of NASD Regulation, Inc., may consider sales of shares of the Trust as a factor in the selection of broker-dealers. The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"); or (ii) reward brokers for past sales of Trust shares ("Reward Brokerage"). The Trustees will review the levels of Directed Brokerage and Reward Brokerage for each Portfolio on a quarterly basis.

         An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

         The Advisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with the procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account. It is anticipated that the Adviser to Third Avenue Small Cap Value Portfolio will execute substantially all of the Portfolio's transactions through an affiliated broker.

         The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal year ended December 31, 2001 and for certain Portfolios' predecessor funds during the fiscal years ended December 31, 2000 and December 31, 1999.


                                                                  Brokerage Commissions Paid

                    Portfolio                            2001               2000             1999
                    ---------                            ----               ----             ----
J. P. Morgan Quality Bond                                   $31,974             $19,038        $10,634
J.P. Morgan Small Cap Stock                                 106,480             104,913        128,288
J.P. Morgan Enhanced Index                                  200,336             237,879        174,716
J.P. Morgan Select Equity                                   326,825             301,646        564,579
J.P. Morgan International Equity                          741,558             285,841        267,666
Lord Abbett Bond Debenture                                   12,205               8,839          5,341
Lord Abbett Mid-Cap Value                                   206,326             164,367        109,084
Lord Abbett Developing Growth                                37,652              39,308         25,992
Lord Abbett Growth & Income                               2,680,960           1,168,068       1,325,443(1)
Lord Abbett Growth Opportunities                          17,496(3)                  NA                 NA
Met/AIM Mid Cap Core Equity                               4,536 (2)                  NA                 NA
Met/AIM Small Cap Growth                                  3,686 (2)                  NA                 NA
Janus Aggressive Growth                                   19,766(3)                  NA                 NA
MFS Mid Cap Growth                                        30,275(3)                  NA                 NA
MFS Research International                                73,473(3)                  NA                 NA
Oppenheimer Capital Appreciation                          18,231(3)                  NA                 NA
PIMCO Money Market                                             0(3)                  NA                 NA
PIMCO Total Return                                         2,375(3)                  NA                 NA
PIMCO Innovation                                          42,599(3)                  NA                 NA
Met/Putnam Research                                      105,097(3)                  NA                 NA
State Street Research Concentrated International          15,235(2)                  NA                 NA




-----------------------
(1)      For the period 1/8/99 through 12/31/99.
(2)      For the period from 10/9/01 through 12/31/01.
(3)      For the period from 2/12/01 through 12/31/01.
In 2001, the following Portfolios paid the amounts indicated to an affiliated broker of the Adviser:


                                                  Aggregate Brokerage
                                                  Commissions Paid to     Percentage of Total       Percentage of
                                Affiliated              Affiliate         Brokerage Commissions     Commissionable
       Portfolio              Broker-Dealer                                                         Transactions
       ---------              -------------        ----------------     --------------------       ------------
J.P. Morgan Small Cap     Archipelago Holding,      $469                    0.44%                  0.59%
                          LLC
J.P. Morgan Select        Archipelago Holding,      $8                      0.00%                  0.00%
Equity                    LLC
Lord Abbett Developing    Corning & Co.             $72                     0.19%                  0.12%
Growth
PIMCO Total Return        Deutsche Bank             $840                    35.07%                 25.88%




                             MANAGEMENT OF THE TRUST
---------

         The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

                  Trustees and Officers

         The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 22 Corporate Plaza Drive, Newport Beach, California 92660. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."


The Trustees

----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------


                                                                                             Number of
                                                                                            Portfolios
                                               Term of                                       in Fund
                              Position(s)    Office and                                       Complex
                               Held with      Length of    Principal Occupation(s)          overseen by   Other Directorships
 Name, Age and Address          Registrant   Time Served   During Past 5 Years                Trustee     Held by Trustee
---------------------          ----------   -----------   -----------------------         -------------   ------------------
Elizabeth M. Forget*  (35)    President     From         Since January 2001, President of   22
                              and Trustee   December     Met Investors Advisory LLC
                                            2000 to      (formerly Met Investors Advisory
                                            present.     Corp.); since July 2000,
                                                         Executive Vice President of
                                                         MetLife Investors Group, Inc.;
                                                         from June 1996 to July 2000,
                                                         Senior Vice President of
                                                         Equitable Distributors, Inc. and
                                                         Vice President of Equitable Life
                                                         Assurance Society of the United
                                                         States.





----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------
-------------------------------------------------------------------------------------------------------------------------------

Disinterested Trustees
-------------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------
Stephen M. Alderman  (42)     Trustee       From         Since November 1991, Partner in    22
                                            December     the law firm of Garfield and
                                            2000 to      Merel, Ltd.
                                            present.

Jack R. Borsting  (72)        Trustee       From         Since 2001, Professor of           22            Director, Plato
                                            December     Business Administration and Dean                 Learning, Inc.,
                                            2000 to      Emeritus, Marshall School of                     Whitman Education
                                            present.     Business, University of Southern                 Group,  Ivax
                                                         California (USC); from 1995-2001                 Diagnostics and Los
                                                         Executive Director, Center for                   Angeles Orthopedic
                                                         Telecom Management, USC; from                    Hospital.  Trustee
                                                         1988 to 1995, Dean of Marshall                   of Institute of
                                                         School of Business, USC.                         Defense Analyses
                                                                                                          and The Rose Hills
                                                                                                          Foundation.

Theodore A. Myers  (71)       Trustee       From         Since 1993, Financial              22            Trustee of 38 Van
                                            December     Consultant.                                      Kampen American
                                            2000 to                                                       Capital closed-end
                                            present.                                                      funds.

Tod A. Parrott  (64)          Trustee       From         Since June 1996, Managing          22            Director, U.S.
                                            December     Partner, Rockaway Partners Ltd.                  Stock Transfer
                                            2000 to      (financial consultants).                         Corporation;
                                            present.                                                      Director Bonfire
                                                                                                          Foundation.
                                                                                                          Director, Los
                                                                                                          Angeles Orthopedic
                                                                                                          Hospital; Trustee,
                                                                                                          Rose Hills
                                                                                                          Foundation.

Dawn M. Vroegop  (35)         Trustee       From         Since September 1999, Managing     22            Board Member-City
                                            December     Director, Dresdner RCM Global                    College of San
                                            2000 to      Investors; from July 1994 to                     Francisco
                                            present.     July 1999, Director, Schroder                    Foundation.
                                                         Capital Management International.

Roger T. Wickers  (67)        Trustee       From         Since 1995, retired; from 1980     22            From 1995 to 1998,
                                            December     to 1995, Senior Vice President                   Chairman of the
                                            2000 to      and General Counsel, Keystone                    Board of Directors
                                            present.     Group Inc. and the Keystone                      of two American
                                                         Group of Mutual Funds.                           International Group
                                                                                                          mutual funds.

----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------


The Executive Officers
-------------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------




Richard C. Pearson  (58)      Vice          From         Since November 2000, Vice
                              President     December     President, General Counsel and
                              and           2000 to      Secretary of Met Investors
                              Secretary     present.     Advisory LLC; from 1998 to
                                                         November 2000, President,
                                                         Security First Group, Inc.; from
                                                         1983 to 1997, Senior Vice
                                                         President, General Counsel,
                                                         Security First Group, Inc.




----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------


* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.


         Committees of the Board

         The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the Independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held one meeting during the fiscal year ended December 31, 2001.

         The Trust has a Nominating and Compensation Committee consisting of all the Disinterested Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by contract holders. The Nominating and Compensation Committee did not hold meetings during the fiscal year ended December 31, 2001.


         The Trust has a Valuation Committee consisting of Elizabeth M. Forget, Richard C. Pearson, Anthony Dufault, and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson or Mr. Dufault from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held nine meetings during the fiscal year ended December 31, 2001.


                  Compensation of the Trustees

         Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual fee of $20,000 plus (i) an additional fee of $2,000 for each regularly scheduled Board meeting attended,
(ii) $2,000 for each special Board meeting attended, (iii) $1,000 for each special committee meeting attended, and (iv) $500 for each telephone meeting attended, plus reimbursement for expenses in attending in-person meetings.

The table below sets forth the compensation paid to each of the current Trustees during the fiscal year ended December 31, 2001.




                                                          Total Compensation
                                      Aggregate           From Fund Complex
                                      Compensation from   Paid to Trustee
Name of Person, Position              Trust

Elizabeth M. Forget, Trustee          None                None




------------------------------------- ------------------- --------------------


------------------------------------- ------------------- --------------------
------------------------------------- ------------------- --------------------
Disinterested Trustees
Stephen M. Alderman                    $29,000             $29,000
Jack R. Borsting                        27,000              27,000
Theodore A. Myers                       29,000              29,000
Tod A. Parrott                          29,000              29,000
Dawn M. Vroegop                         29,000              29,000
Roger T. Wickers                        29,000              29,000


         The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         As of April 30, 2002, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.



                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Manager

         The Trust is managed by Met Investors Advisory LLC (formerly Met Investors Advisory Corp.) (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company.

         The Trust and Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. Subject always to the supervision and direction of the Trustees of the Trust, under the Management Agreement the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and
(v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

         Under the Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

o Office space, all necessary office facilities and equipment.

o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     o related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     o related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

         As compensation for these services the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:


------------------------------------------------------------ ---------------------------------------------------------
                         Portfolio                                                     Fee
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan Quality Bond                                     0.55% of first $75 million of such assets plus 0.50% of
                                                             such assets over $75 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan Small Cap Stock                                  0.85%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan Enhanced Index                                   0.60% of first $50 million of such assets plus 0.55% of
                                                             such assets over $50 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan Select Equity                                    0.65% of first $50 million of such assets plus 0.60% of
                                                             such assets over $50 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan International Equity                             0.80% of first $50 million of such assets plus 0.75% of
                                                             such assets over $50 million up to $350 million plus
                                                             0.70% of such assets over $350 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Bond Debenture                                   0.60%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett  Mid-Cap Value                                   0.70%   of
                                                             first $200  million
                                                             of such assets plus
                                                             0.65%    of    such
                                                             assets   over  $200
                                                             million  up to $500
                                                             million plus 0.625%
                                                             of such assets over
                                                             $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Developing Growth                                0.75%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett  Growth  and Income                              0.60%   of
                                                             first $800  million
                                                             of such assets plus
                                                             0.55%    of    such
                                                             assets   over  $800
                                                             million  up  to  $2
                                                             billion  plus 0.50%
                                                             of such assets over
                                                             $2 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Growth Opportunities                             0.70%
                                                             of    first    $200
                                                             million   of   such
                                                             assets  plus  0.65%
                                                             of such assets over
                                                             $200  million up to
                                                             $500  million  plus
                                                             0.625%    of   such
                                                             assets   over  $500
                                                             million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
PIMCO Total Return                                           0.50%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
PIMCO Money Market                                           0.40%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
PIMCO Innovation                                             1.05%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MFS Mid   Cap    Growth                                      0.65% of first $150
                                                             million   of   such
                                                             assets  plus 0.625%
                                                             of such assets over
                                                             $150  million up to
                                                             $300  million  plus
                                                             0.60%    of    such
                                                             assets   over  $300
                                                             million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MFS International Research                                   0.80%  of
                                                             first $200  million
                                                             of such assets plus
                                                             0.75%    of    such
                                                             assets   over  $200
                                                             million  up to $500
                                                             million  plus 0.70%
                                                             of such assets over
                                                             $500   up   to   $1
                                                             billion  plus 0.65%
                                                             of such assets over
                                                             $1 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Janus Aggressive   Growth                                    0.80% of first $100
                                                             million   of   such
                                                             assets  plus  0.75%
                                                             of such assets over
                                                             $100  million up to
                                                             $500  million  plus
                                                             0.70%    of    such
                                                             assets   over  $500
                                                             million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Oppenheimer Capital Appreciation                             0.65%
                                                             of    first    $150
                                                             million   of   such
                                                             assets  plus 0.625%
                                                             of such assets over
                                                             $150  million up to
                                                             $300  million  plus
                                                             0.60%    of    such
                                                             assets   over  $300
                                                             million  up to $500
                                                             million  plus 0.55%
                                                             of such assets over
                                                             $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Met/AIM Small Cap Growth                                     0.90%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Met/AIM Mid Cap Core Equity                                  0.75%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Met/Putnam Research                                          0.80% of first $250 million of such assets plus 0.75%
                                                             of such assets over $250 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
State Street Research Concentrated International             0.85%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Third Avenue Small Cap Value Portfolio                       0.75%
------------------------------------------------------------ ---------------------------------------------------------


From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio.

         The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

         In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its administrator, custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not affiliated persons of the Manager, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B, Class C and Class E shares of each Portfolio may pay for certain distribution - related expenses in connection with activities primarily intended to result in the sale of its shares.

         The Management Agreement continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

         In approving the Management Agreement, the Board of Trustees considered on a Portfolio-by-Portfolio basis the following factors: the nature and quality of the services to be provided by the Manager to the Trust; the Manager's personnel and operations; the Manager's financial condition; the level and method of computing each Portfolio's proposed management fee; comparative performance, fee and expense information for each of the Portfolios with predecessor funds and fee and expense information of comparable funds for each of the Portfolios that did not have a predecessor fund; the profitability of the Trust to the Manager; the direct and indirect benefits, if any, to be derived by the Manager from the relationship with the Trust, such as investment research the Manager could receive in connection with the Portfolios' brokerage commissions; and any possible conflicts of interest.

         The Trust commenced operations in February, 2001. The following table shows the fees paid by the Portfolios to the Manager and any fee waivers or reimbursements during the fiscal year ended December 31, 2001 and by certain of the Portfolios' predecessors to the Manager or current affiliates of the Manager and any fee waivers or reimbursements during the fiscal years ended either December 31, 2000 and December 31, 1999.


                                                                            2001
                                                 -----------------------------------------------------------
                                                     Investment          Investment        Other Expenses
                                                 Management Fee Paid   Management Fee        Reimbursed
                   Portfolio                                               Waived
                   ---------                                               ------
J. P. Morgan Quality Bond                                   $649,876      $123,038              ---
J.P. Morgan Small Cap Stock                                  698,400         ---                ---
J.P. Morgan Enhanced Index                                 1,231,520       63,647               ---
J.P. Morgan Select Equity                                  1,277,190         ---                ---
J.P. Morgan International Equity                             739,674       90,398               ---
Lord Abbett Bond Debenture                                 1,015,196       59,249               ---
Lord Abbett Mid-Cap Value                                    513,024       14,305               ---
Lord Abbett Developing Growth                                285,289       85,700               ---
Lord Abbett Growth and Income                              7,151,797        1,650               ---
Lord Abbett Growth Opportunities                              28,302             28,302          147,377
Met/AIM Mid Cap Core Equity                                    5,949              5,949           41,848
Met/AIM Small Cap Growth                                      12,236             12,236           41,048
Janus Aggressive Growth                                       51,898          51,898              138,647
MFS Mid Cap Growth                                            76,853          76,853              106,382
MFS Research International                                    63,191          63,191              259,695
Oppenheimer Capital Appreciation                              52,560          52,560              126,640
PIMCO Money Market                                            34,302          34,302              108,649
PIMCO Total Return                                           144,682          144,682              3,558
PIMCO Innovation                                              80,258           80,258             139,043
Met/Putnam Research                                          167,571          167,571              9,098
State Street Research Concentrated                            10,479           10,479             43,006
International


                                                                            2000
                                                   --------------------------------------------------------
                                                      Investment         Investment       Other Expenses
                                                   Management Fee     Management Fee        Reimbursed
                                                              ----               ----       ----------
                    Portfolio                            Paid              Waived
                    ---------                            ----              ------
J. P. Morgan Quality Bond                                  $497,568       $71,084               ---
J.P. Morgan Small Cap Stock                                 930,187         ---                 ---
J.P. Morgan Enhanced Index                                1,733,404         ---                 ---
J.P. Morgan Select Equity                                 1,631,068         ---                 ---
J.P. Morgan International Equity                          1,035,915         ---                 ---
Lord Abbett Bond Debenture                                1,231,339        12,622               ---
Lord Abbett Mid-Cap Value                                   405,814         ---                 ---
Lord Abbett Developing Growth                               359,437        15,591               ---
Lord Abbett Growth and Income                             5,626,286         ---                 ---


-----------------------



                                                                            1999
                                                  ---------------------------------------------------------
                                                     Investment          Investment       Other Expenses
                                                   Management Fee     Management Fee        Reimbursed
                                                              ----               ----       ----------
                   Portfolio                            Paid               Waived
                   ---------                            ----               ------
J. P. Morgan Quality Bond                                  $505,285       $59,975               ---
J.P. Morgan Small Cap Stock                                 687,540        32,598               ---
J.P. Morgan Enhanced Index                                1,479,955        21,826               ---
J.P. Morgan Select Equity                                 1,507,688         412                 ---
J.P. Morgan International Equity                            905,709        55,853               ---
Lord Abbett Bond Debenture                                1,210,327        21,437               ---
Lord Abbett Mid-Cap Value                                   247,340        39,659               ---
Lord Abbett Developing Growth                               203,145        42,877               ---
Lord Abbett Growth and Income                          5,289,797(1)         ---                 ---


-----------------------

(1)      For the period 1/8/99 through 12/31/99


         The Advisers

         Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.

         Each Advisory Agreement will continue in force for one year (two years with respect to the Lord Abbett Growth Opportunities, PIMCO Total Return, PIMCO Money Market, PIMCO Innovation, MFS Mid Cap Growth, MFS Research International, Janus Aggressive Growth, Oppenheimer Capital Appreciation, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Met/Putnam Research, State Street Research Concentrated International and Third Avenue Small Cap Value Portfolios) from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' (60 days' with respect to Janus Aggressive Growth Portfolio) prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

         Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

         The Board of Trustees initially approved each Advisory Agreement between the Manager and the respective Adviser on a Portfolio-by-Portfolio basis based on a number of factors relating to the Adviser's ability to perform under its Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with comparable funds or with the Portfolio's predecessor fund, if applicable; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; and the Adviser's compliance systems and any disciplinary history.

         The Board of Trustees reapproved the Advisory Agreements relating to the J. P. Morgan Quality Bond, J.P. Morgan Small Cap Stock, J.P. Morgan Enhanced Index, J.P. Morgan Select Equity, J.P. Morgan International Equity, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth and Lord Abbett Growth and Income Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history.

         The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in
Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation hereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

     J.P. Morgan Investment Management Inc. is the Adviser to the J. P. Morgan Quality Bond, J.P. Morgan Small Cap Stock, J.P. Morgan Enhanced Index, J.P. Morgan Select Equity and J.P. Morgan International Equity Portfolios.

     Lord, Abbett & Co. is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios.

     Pacific Investment Management Company LLC is the Adviser to the PIMCO Total Return and PIMCO Money Market Portfolios.

     PIMCO Equity Advisors, a division of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), is the Adviser to the PIMCO Innovation Portfolio.

     Massachusetts Financial Services Company is the Adviser to the MFS Mid Cap Growth and MFS Research International Portfolios.

     Janus Capital Management LLC (formerly known as Janus Capital Corporation) is the Adviser to the Janus Aggressive Growth Portfolio.

     OppenheimerFunds,   Inc.  is  the  Adviser  to  the   Oppenheimer   Capital
Appreciation Portfolio.

     A I M Capital Management, Inc. is the Adviser to the Met/AIM Small Cap Growth and Met/AIM Mid Cap Core Equity Portfolios.

     Putnam Investment Management, LLC is the Adviser to the Met/Putnam Research Portfolio.

     State Street Research & Management Company is the Adviser to the State Street Research Concentrated International Portfolio.


     Third Avenue Management LLC (the successor to the business of EQSF Advisers, Inc.) is the Adviser to the Third Avenue Small Cap Value Portfolio.


         The following table shows the fees paid with respect to the Portfolios to each Adviser by the Manager for the fiscal year ended December 31, 2001 and with respect to certain of the Portfolios' predecessors to each Adviser by the Manager or current affiliates of the Manager for the fiscal years ended December 31, 2000 and December 31, 1999.



                                                                      Advisory Fee Paid
                    Portfolio                            2001               2000               1999
                    ---------                            ----               ----               ----
J. P. Morgan Quality Bond                               345,170           $267,534           $271,530
J.P. Morgan Small Cap Stock                             496,263           656,603             485,322
J.P. Morgan Enhanced Index                              700,777          1,066,710            908,174
J.P. Morgan Select Equity                               857,549          1,022,968            947,039
J.P. Morgan International Equity                        505,888           707,276             620,473
Lord Abbett Bond Debenture                              608,809           820,893             806,885
Lord Abbett Mid-Cap Value                               340,203           304,360             185,505
Lord Abbett Developing Growth                           194,422           259,593             146,716
Lord Abbett Growth and Income                          4,308,450         3,462,330         3,328,207(1)
Lord Abbett Growth Opportunities                         18,186             ---                 ---
Met/AIM Mid Cap Core Equity                                ----(2)          ---                 ---
Met/AIM Small Cap Growth                                   ----(2)          ---                 ---
Janus Aggressive Growth                                    35,673           ---                 ---
MFS Mid Cap Growth                                       42,784             ---                 ---
MFS Research International                              36,998              ---                 ---
Oppenheimer Capital Appreciation                        28,624              ---                 ---
PIMCO Money Market                                      11,750              ---                 ---
PIMCO Total Return                                      69,227              ---                 ---
PIMCO Innovation                                        61,117              ---                 ---
Met/Putnam Research                                     115,203             ---                 ---
State Street Research Concentrated International           ----(2)          ---                 ---


------------------------

(1)      For the period 1/8/99 through 12/31/99

(2)      Advisory fee was waived by the Adviser

         The Administrator

         Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

         The Administrator was organized as a Massachusetts trust company. Its principal place of business is at One Federal Street, Boston, Massachusetts 02110. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of 0.05% of the average daily net assets of the Trust. The Administration Agreement shall remain in effect until December 31, 2002 and shall thereafter continue in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the fiscal period ended December 31, 2001, an aggregate of $3,084,600 (which amount included custody and other fees) was paid to the Administrator and its predecessor.

                  The Distributor

         The Trust has distribution agreements with MetLife Investors Distribution Company ("MID" or the "Distributor") in which MID serves as the Distributor for the Trust's Class A shares, Class B shares, Class C and Class E shares. MID is an indirect wholly-owned subsidiary of MetLife Investors Group, Inc., which is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company. MID's address is 22 Corporate Plaza Drive, Newport Beach, California 92660.

         The Trust's distribution agreements with respect to the Class A, Class B, Class C and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

         The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

         Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

         The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E
Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.50% and 0.15% of average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities' fees or expenses incurred or paid in that regard.

         Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B shares, Class C shares and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B
Distribution Plan's, the Class C Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (3) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and
(f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.

         A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust including the Disinterested Trustees unanimously approved the Class E Distribution Plan.

         The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares, Class C shares or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares, Class C shares or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [1.00% with respect to Class C and 0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

         The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to qualified pension and profit sharing plans and to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

         The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B and Class E Distribution Plans for the year ended December 31, 2001:*



                    Portfolio         Total Distribution Fee Paid to Distributor
                    ---------         ------------------------------------------
J. P. Morgan Quality Bond                                $4,863
J.P. Morgan Small Cap Stock                                628
J.P. Morgan Enhanced Index                                2,468
J.P. Morgan Select Equity                                 3,833
J.P. Morgan International Equity                           814
Lord Abbett Bond Debenture                               17,949
Lord Abbett Mid-Cap Value                                11,116
Lord Abbett Developing Growth                             1,613
Lord Abbett Growth and Income                            60,055
Lord Abbett Growth Opportunities                          9,447
Met/AIM Mid Cap Core Equity                               1,983
Met/AIM Small Cap Growth                                  3,400
Janus Aggressive Growth                                  16,214
MFS Mid Cap Growth                                       20,764
MFS Research International                               16,492
Oppenheimer Capital Appreciation                         20,216
PIMCO Money Market                                       21,435
PIMCO Total Return                                       34,293
PIMCO Innovation                                         10,159
Met/Putnam Research                                      34,140
State Street Research Concentrated International         3,082
         *The Trust currently does not offer Class C shares.

The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

         Code of Ethics

         The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts. A copy of each of the Codes of Ethics is on public file with, and is available from the Securities and Exchange Commission.

     Custodian

         State Street Bank and Trust Company ("State Street Bank"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

     Transfer Agent

     State Street Bank also serves as transfer agent for the Trust.

     Legal Matters

     Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

     Independent Auditors

     Deloitte  &  Touche  LLP,   located  at  200   Berkeley   Street,   Boston,
Massachusetts 02116, serves as the Trust's independent auditors.

                              REDEMPTION OF SHARES

         The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

         The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                 NET ASSET VALUE

         The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day the Exchange is open for trading. Currently, the Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange or which are traded over-the-counter and quoted on the NASDAQ System will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

         In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Notwithstanding   the  foregoing,   short-term   debt  securities  with
maturities of 60 days or less will be valued at amortized cost.

         The PIMCO Money Market Portfolio's investment policies and method of securities valuation are intended to permit the Portfolio generally to maintain a constant net asset value of $1.00 per share by computing the net asset value per share to the nearest $.01 per share. The Portfolio is permitted to use the amortized cost method of valuation for its portfolio securities pursuant to regulations of the Securities and Exchange Commission. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. The net asset value per share would be subject to fluctuation upon any significant changes in the value of the Portfolio's securities. The value of debt securities, such as those in the Portfolio, usually reflects yields generally available on securities of similar yield, quality and duration. When such yields decline, the value of a portfolio holding such securities can be expected to decline. Although the Portfolio seeks to maintain the net asset value per share of the Portfolio at $1.00, there can be no assurance that net asset value will not vary.

         The Trustees of the Trust have undertaken to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Trustees deem appropriate, of the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one half of one percent, the Trustees are required to promptly consider what action, if any, should be initiated.

         With respect to Portfolios other than the PIMCO Money Market Portfolio, foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

         The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.

                              FEDERAL INCOME TAXES

         Each Portfolio intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

         In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities).

         As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

         The Portfolios will not be subject to the 4% federal excise tax imposed on registered investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

         The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

         Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

         The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

         In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

         Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, a Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

                  ORGANIZATION AND CAPITALIZATION OF THE TRUST

         The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Effective May 1, 2002, Met/AIM Mid Cap Equity Portfolio changed its name to Met/AIM Mid Cap Core Equity Portfolio.

         The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated twenty-three series. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

         The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. Currently, Class C shares are not offered. The Trust currently offers Class A and Class B shares on behalf of each Portfolio. Class E shares are currently offered on behalf of the Lord Abbett Bond Debenture, MFS Mid Cap Growth, MFS Research International, PIMCO Total Return, PIMCO Innovation, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth and State Street Concentrated International Portfolios. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

         The three classes of shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. In addition, Class A shares of certain Portfolios are offered to qualified pension and retirement plans. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

         The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts and to qualified pension and retirement plans. Class A, Class B and Class E shares currently are sold to the following: (i) insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies - Metropolitan Life Insurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company (collectively, "MetLife"); (ii) 401(k) plans. As of April 30, 2002, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

         As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of March 31, 2002 none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

         The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

         The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

         Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the
Trustees  have  been  elected  by  shareholders,  at  which  time a  meeting  of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                              FINANCIAL STATEMENTS

         The financial statements of the Portfolios for the year ended December 31, 2001, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Auditors, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements (including the Report of Independent Auditors) included in the Annual Report are incorporated herein by reference.

                                    APPENDIX

                               SECURITIES RATINGS

Standard & Poor's Bond Ratings

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

         "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

         "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

         Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                                    [GRAPHIC]

                                    [GRAPHIC]



                                                 METROPOLITAN SERIES FUND, INC.
                                                                  ANNUAL REPORT
                                                                   DECEMBER 2002

[PHOTO]

Rainbow


[LOGO] MetLife/R/

METROPOLITAN SERIES FUND, INC.

 TABLE OF CONTENTS



Letter to Policyholder................................................ A-1

Economic and Capital Market Review.................................... A-2

Janus Growth Portfolio................................................ MSF-1

Notes to Financial Statements......................................... MSF-7

Footnotes to Portfolio Manager Commentary............................. MSF-15

 LETTER FROM THE PRESIDENT


February 2003

TO OUR POLICYHOLDERS/CONTRACT OWNERS:

We are pleased to provide you with the 2002 Annual Report for the Metropolitan Series Fund, Inc. This report includes portfolio outlooks and strategies in addition to performance histories and comparisons, portfolio allocations and financial reports as of December 31, 2002. The report is designed to help you make informed decisions on how to allocate your money within your variable product.

After a third year of uncertainty in the financial markets, it is important to remember that all securities markets are subject to volatility. Therefore, we continue to encourage you to focus on your long-term retirement and investment goals.

You have the opportunity to join other policyholders and contract owners who are already taking advantage of our eDelivery service. When you register for eDelivery, fund reports, prospectuses and other informational documents are sent to you electronically. You can view and save your documents on-line, rather than receiving them in the mail. eDelivery is free, convenient, paperless and easy. See the inside front cover for information on how to sign up for eDelivery.

We look forward to serving your future investment needs.

Sincerely,
/s/ Anne M. Goggin

Anne Goggin
President, Metropolitan Series Fund, Inc.

 ECONOMIC AND CAPITAL MARKET REVIEW: YEAR ENDING DECEMBER 31, 2002


The year began with hopes for an economic recovery, a stock market rally, and a sense of security lost since September 11th. While the recession that began in 2001 was shallower and shorter than first feared, the economic recovery in 2002 was more tepid and less certain than most expected. The stock market, despite a strong final quarter, had its worst single year loss in over twenty-five years and failed to produce a positive return for a third straight year. Even as we continued the war on terrorism, political tensions in Iraq and Korea escalated. In 2001, we witnessed acts of great heroism in the wake of the horrific terrorist attacks; in 2002, we saw acts of greed and arrogance on the part of corporate executives, undermining investor's confidence in the fairness of the capital markets. Despite all the bad news that occurred during the year, there were also many improvements in many parts of the economy that should bode well for the future.

ECONOMY
Although the economy actually began to emerge from the recession at the end of 2001, the recovery was very uneven in 2002 with strong first and third quarters offset by weak second and fourth quarters. For the entire year, the economy grew at a tepid real rate of about 2.4%. While this is an improvement over the dismal 0.3% rate in 2001, it is still below the 4.0% growth rate of the 1998 to 2000 period. However, most economists are forecasting that the economy will steadily improve, albeit slowly, throughout 2003 and into 2004. Among the positive trends for the economy during the year: there was an increase in the Purchasing Managers Index, a benign inflation environment, continued strength in the consumer sector for most of the year, and a robust housing market, spurred in part by very low mortgage rates. There were, of course, several trends that were of concern to both investors and consumers: a 6.0% unemployment rate and slow job creation, a decline in the Consumer Confidence Index, and an uncertain and tense geopolitical environment. Fed Chairman Alan Greenspan and the Open Market Committee also became concerned over the course of the year, and after spending the first ten months of the year on the sidelines, reduced their target interest rate from 1.75% to 1.25% in November to spur the economy over this "soft spot".

FIXED INCOME MARKET
Bonds produced strong total returns for their investors during 2002 as seen by the 10.3% return of the Lehman Brothers Aggregate Bond Index. There were two major trends during 2002 in the fixed income market. First, interest rates fell to their lowest levels in over forty years, pushing the prices of most bonds higher. Second, concerns about the economy and corporate accounting scandals prompted bond investors to shun the risk of lower credit issues in favor of the security of treasury securities.

Short term interest rates, already at their lowest levels since the 1960s, remained close to the Fed target of 1.75% for most of the year before falling to below 1.2% at year-end in response to the Fed's further easing. Intermediate maturity yields fell even more sharply as seen by the drop in the 5-year Treasury yield from 4.3% to 2.7%. In this declining rate environment, longer maturity bonds did better than short maturity bonds.

Although lower credit bonds recovered some of their losses during the fourth quarter, they were beaten down for most of the year by concerns about a weak economy and several high profile accounting and financial disclosure scandals involving such former investor favorites as Enron, WorldCom, and Global Crossing. In response to these factors, investors avoided any risk, real or perceived, and sought the safety of treasury securities and were willing to accept much lower yields to get them. This was especially true of below investment grade or "junk" bonds, which lost 1.4%. But even investment grade corporate bonds, despite significantly higher coupon payments, trailed treasuries for the year on a total return basis.

                                     [CHART]

                          StOCK AND BOND MARKET RETURNS
         AS MEASURED BY THE FOLLOWING INDEXES* ENDING DECEMBER 31, 2002

                           1 Year       3 Years       5 Years         10 Years
                         Annualized    Annualized    Annualized      Annualized
                       Total Return   Total Return   Total Return   Total Return
                       ------------   ------------   ------------   ------------

U.S. STOCKS               -22.1%         -14.5%         -0.6%           9.3%
Standard & Poor's 500
Composite Stock Price
(S&P 500) Index

U.S. MID CAP STOCKS       -14.5%          -0.1%          6.4%          11.9%
Standard & Poor's
Mid Cap 400
(S&P 400) Index

U.S. SMALL CAP STOCKS     -20.5%          -7.5%         -1.4%           7.2%
Russell 2000(R) Index

INTERNATIONAL STOCKS      -15.9%         -17.2%         -2.9%           4.0%
MSCI EAFE(R) Index

U.S. BONDS                 10.3%          10.1%          7.6%           7.5%
Lehman Brothers
Aggregate Bond Index

Mortgage backed securities were the worst performing investment grade sector as they were hurt by the prepayments from refinancings by homeowners looking to reduce their monthly mortgage payments. The best performing sector overall was in non-dollar foreign bonds (+19.6%), which benefited from a decline in the dollar.

DOMESTIC EQUITIES
Common stocks suffered through another negative year, falling over 22% as measured by the Standard and Poor's 500 Stock Index. This was the third negative calendar year in a row, the first time that has happened since the 1930s. All of the drop occurred in the two middle quarters as concerns about a return to recession, accounting scandals, mixed corporate earnings, and increased tensions in Iraq combined to undermine investors' confidence. Over the course of the bear market from March of 2000 to September 2002, the broad equity market (S&P 500) has lost a cumulative 38% and the NASDAQ has lost 75% of its value. However, the stock market finished on an up note as it moved off the five-year lows in early October to return 8.4% for the fourth quarter.

In the previous two years there were pockets of positive performance (small cap value for example). This year, there was no place to hide. All investment styles, all market capitalizations, and all economic sectors were negative for the year. Value style stocks did hold up better than growth style stocks, but they too were down sharply for the year. Small and mid cap stocks did only slightly better than large cap stocks. The best performing sectors were Consumer Staples and Materials, each of which were down about 5% for the year. The worst performing sectors were again Technology (-37%) and Telecommunications (-34%).

Looking forward, major concerns for stock investors continue to be the strength of the economy and its impact on jobs, the potential of a war in Iraq, and, of course, the ultimate determinate of the stock market's value, corporate earnings. A primary concern about the economy is that consumers, who have been carrying the economy on their backs for the past three years, may pull back on spending. If this happens, and if the corporate sector fails to pick up its capital spending, the economy may fall back into a recession. Although many political and military experts predict any war in Iraq would be short and decisive, there is always a danger of a prolonged and expanded conflict that would unsettle the world's oil market and the global economy. Corporate earnings, after falling over the past several years, turned around in 2002 and increased nearly 50% during the year. Stock market "bulls" feel this improvement in earnings, coupled with the sharp drop in stock prices, provides a good buying opportunity, especially when compared to the low yields available on bonds. The less optimistic stock market "bears" have less confidence that the reported earnings accurately reflect the financial health of the company and are concerned about the sustainability of earnings growth in the current economic and world environment.

INTERNATIONAL EQUITIES
In an increasingly global economy, the rest of the world faced the same issues as in the United States. Concerns about the strength of the world economy and the rising global tensions were on the minds of investors around the world. Foreign stocks also fell in value during 2002, as measured by the MSCI EAFE (Europe Australasia Far East) Index return of -15.9% for the dollar-based investor. On a local currency basis however, EAFE lost about 26%. The difference was due to the drop in the dollar's value against most other currencies over the course of the year, which made non-dollar denominated securities worth more. There was no difference between the return in value style and growth style foreign stocks during the year, but foreign small stocks did much better than their large cap counterparts. Among the major markets, Japan and the Pacific Rim countries did better than the United Kingdom and the rest of Europe. Emerging Market countries, with the exception of Latin America, did better than the more developed foreign countries.

METROPOLITAN SERIES FUND, INC.

 JANUS GROWTH PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE  5/1/01

                                   ASSET CLASS
                                  COMMON STOCKS

                                   NET ASSETS
 $19 MILLION

  PORTFOLIO
   MANAGER
                                     JOHN H.
  SCHREIBER

PERFORMANCE AT-A-GLANCE
For the year ending December 31, 2002, the Class A shares of Janus Growth Portfolio fell 30.6%, lagging the 22.1% loss of its benchmark, the S&P 500 Index/1/. The average return of its peer group, the Lipper Variable Insurance Product Multi-Cap Growth Funds universe/2/, was -30.7% for the same period. Almost without question, this has been one of the most difficult investment environments in recent memory as the equity market's major market indices logged their third straight year of losses. The growth style indices again lagged the value style indices across all capitalizations for the calendar year.

PORTFOLIO ACTIVITY
The U.S. economy languished during the year as unemployment levels revisited an eight-year high, manufacturing activity contracted, and consumer confidence waned. Consumers, nonetheless, continued to capitalize on low mortgage rates and bought homes at record levels, but cut back dramatically on automobile purchases and holiday shopping toward the end of the period. Threats of war contributed to the slowdown in consumer consumption, which extended to corporate spending plans as well.

The media sector declined as companies cut back on advertising. Long-time holding Liberty Media, which owns an assortment of assets including Discovery Networks and a sizeable stake in AOL Time Warner, suffered as a result. Liberty Media has juggled its cable holdings and completed an equity offering to raise cash for possible future acquisitions. We are encouraged by our belief that broadcast advertising markets will improve.

On the winning side of the Portfolio, drug maker Forest Laboratories appreciated through much of the year. Since we believed its valuation was unsustainable, we sold our Forest holdings. The market validated our judgment by reacting negatively to a delay in the development of Forest's high blood pressure treatment Lercanidipine.

PORTFOLIO OUTLOOK
In anticipation of an eventual recovery, the Portfolio remains well diversified and exposed to benefit from an economic expansion, with an emphasis on high-quality issuers with growth potential that are currently trading at very reasonable valuations.

                              PORTFOLIO COMPOSITION

                      TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                     % OF TOTAL
                 SECURITY                            NET ASSETS
                 ----------------------------------------------
                 INTERNATIONAL GAME TECHNOLOGY, INC.    5.0%
                 REALNETWORKS, INC..................    4.9
                 PIER 1 IMPORTS, INC................    4.7
                 MEDTRONIC, INC.....................    4.5
                 LIBERTY MEDIA CORP.................    4.0
                 SMITH INTERNATIONAL, INC...........    3.6
                 AOL TIME WARNER, INC...............    3.4
                 NABORS INDUSTRIES, LTD.............    3.2
                 VIACOM, INC. (CLASS B).............    2.7
                 INTUIT, INC........................    2.6


                        A $10,000 INVESTMENT COMPARED TO
                         THE S&P 500 INDEX SINCE 5/1/01


            [CHART]

          Janus
          Growth     S&P 500
         Portfolio    Index
         ---------  --------
5/1/01    $10,000    $10,000
 12/01      7,819      9,279
 12/02      5,429      7,227


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                     JANUS GROWTH       S&P 500
                                CLASS A CLASS B CLASS E  INDEX
                1 Year           -30.6%  -30.8%  -30.7%  -22.1%
                Since Inception  -30.7   -30.8   -30.7   -17.7

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See footnotes to Portfolio Manager Commentary.

                                      MSF-1

METROPOLITAN SERIES FUND, INC.

 JANUS GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--89.5% OF TOTAL NET ASSETS


                                                                           VALUE
          SHARES                                           (NOTE 1A)
          -----------------------------------------------------------

                 AEROSPACE & DEFENSE--2.1%
           1,230 Alliant Techsystems, Inc. (b)............ $   76,690
           4,240 General Dynamics Corp....................    336,529
                                                           ----------
                                                                         413,219
                                                           ----------

                 APPAREL & TEXTILES--1.0%
           4,210 NIKE, Inc. (Class B).....................    187,219
                                                           ----------

                 COMPUTERS & BUSINESS EQUIPMENT--3.4%
          10,975 Dell Computer Corp. (b)..................    293,471
          59,650 EMC Corp. (b)............................    366,251
                                                           ----------
                                                                         659,722
                                                           ----------

                 CONTAINERS & GLASS--1.0%
           3,775 Ball Corp................................    193,242
                                                           ----------

                 DRUGS & HEALTH CARE--5.4%
           8,880 Andrx Corp. (b)..........................    130,270
           2,585 Cardinal Health, Inc.....................    153,006
          10,935 Genentech, Inc...........................    362,604
          10,385 Teva Pharmaceutical Industries, Ltd.(ADR)    400,965
                                                           ----------
                                                                       1,046,845
                                                           ----------

                 FEDERAL AGENCIES--0.8%
           2,560 Federal National Mortgage Association....    164,685
                                                           ----------

                 FINANCIAL SERVICES--3.4%
           6,535 American Express Co......................    231,012
          11,075 Citigroup, Inc...........................    389,729
           2,220 MBNA Corp................................     42,225
                                                           ----------
                                                                         662,966
                                                           ----------

                 GAS & OIL--15.5%
          10,610 Anadarko Petroleum Corp..................    508,219
           8,485 Apache Corp..............................    483,560
          13,780 Baker Hughes, Inc........................    443,578
           6,365 EOG Resources, Inc.......................    254,091
          17,695 Nabors Industries, Ltd...................    624,103
          21,455 Smith International, Inc. (b)............    699,862
                                                           ----------
                                                                       3,013,413
                                                           ----------

                 HEALTH CARE--PRODUCTS--5.7%
           4,425 Colgate Palmolive Co.....................    232,003
          19,210 Medtronic, Inc...........................    875,976
                                                           ----------
                                                                       1,107,979
                                                           ----------

                 HOTELS & RESTAURANTS--1.0%
           5,725 MGM Mirage, Inc..........................    188,753
                                                           ----------

                 INSURANCE--3.9%
           4,935 American International Group, Inc........    285,490
             153 Berkshire Hathaway, Inc. (Class B) (b)...    370,719
           3,310 Brown & Brown, Inc.......................    106,979
                                                           ----------
                                                                         763,188
                                                           ----------

                                                                           VALUE
          SHARES                                           (NOTE 1A)
          -----------------------------------------------------------

                  INTERNET--6.2%
           15,255 Checkfree Corp. (b).................... $   244,095
          250,180 RealNetworks, Inc. (b).................     953,186
                                                          -----------
                                                                       1,197,281
                                                          -----------

                  INVESTMENT BROKERAGE--6.0%
            5,915 Lehman Brothers Holdings, Inc..........     315,210
           13,035 Merrill Lynch & Co., Inc...............     494,678
            8,845 Morgan Stanley Dean Witter & Co........     353,093
                                                          -----------
                                                                       1,162,981
                                                          -----------

                  LEISURE--5.7%
            2,945 Harley-Davidson, Inc...................     136,059
           12,845 International Game Technology, Inc. (b)     975,192
                                                          -----------
                                                                       1,111,251
                                                          -----------

                  MEDIA--11.7%
           38,480 Acme Communications, Inc. (b)..........     306,686
           51,165 AOL Time Warner, Inc...................     670,261
           87,490 Liberty Media Corp.....................     782,161
           12,645 Viacom, Inc. (Class B) (b).............     515,410
                                                          -----------
                                                                       2,274,518
                                                          -----------

                  RETAIL--8.5%
           48,545 Pier 1 Imports, Inc....................     918,957
           21,620 Staples, Inc. (b)......................     395,646
           17,695 TJX Cos., Inc..........................     345,406
                                                          -----------
                                                                       1,660,009
                                                          -----------

                  SEMICONDUCTORS--1.8%
            8,615 Novellus Systems, Inc..................     241,909
            8,645 Teradyne, Inc..........................     112,472
                                                          -----------
                                                                         354,381
                                                          -----------

                  SOFTWARE--2.6%
           10,935 Intuit, Inc. (b).......................     513,070
                                                          -----------

                  TELECOMMUNICATIONS--2.1%
           26,695 Nokia Corp. (ADR)......................     413,773
                                                          -----------

                  TRANSPORTATION--1.1%
            7,075 J.B. Hunt Transport Services, Inc. (b).     207,298
                                                          -----------

                  TRUCKING & FREIGHT FORWARDING--0.6%
            2,000 FedEx Corp.............................     108,440
                                                          -----------
                  Total Common Stocks
                   (Identified Cost $18,091,157).........  17,404,233
                                                          -----------

                See accompanying notes to financial statements.

                                      MSF-2

METROPOLITAN SERIES FUND, INC.

 JANUS GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002
SHORT TERM INVESTMENTS--9.3%

              FACE                                          VALUE
             AMOUNT                                       (NOTE 1A)
           ---------------------------------------------------------

                      COMMERCIAL PAPER--4.1%
           $  800,000 General Electric Capital Corp.
                       1.250%, 01/02/03,................ $   799,972
                                                         -----------

                      DISCOUNT NOTES--5.2%
            1,000,000 Federal Home Loan Mortgage
                       0.750%, 01/02/03.................     999,979
                                                         -----------
                      Total Short Term Investments
                       (Identified Cost $1,799,951).....   1,799,951
                                                         -----------
                      Total Investments--98.8%
                       (Identified Cost $19,891,108) (a)  19,204,184
                      Other assets less liabilities.....     230,144
                                                         -----------

                      TOTAL NET ASSETS--100%............ $19,434,328
                                                         ===========

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $20,212,306 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost........ $   467,573
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (1,475,695)
                                                                -----------
    Net unrealized depreciation................................ $(1,008,122)
                                                                ===========

(b)Non-Income producing security.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian
     Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                      MSF-3

METROPOLITAN SERIES FUND, INC.

 JANUS GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

      ASSETS
        Investments at value........................         $19,204,184
        Cash........................................              73,856
        Receivable for:
         Securities sold............................              31,702
         Fund shares sold...........................             168,591
         Dividends and interest.....................               2,628
         Due from Investment Adviser................              10,362
                                                             -----------
          Total Assets..............................          19,491,323
      LIABILITIES
        Payable for:
         Fund shares redeemed....................... $18,966
        Accrued expenses:
         Management fees............................   8,224
         Service and distribution fees..............   1,318
         Directors fees.............................   1,331
         Other expenses.............................  27,156
                                                     -------
          Total Liabilities.........................              56,995
                                                             -----------
      NET ASSETS....................................         $19,434,328
                                                             ===========
        Net assets consist of:
         Capital paid in............................         $26,526,482
         Accumulated net realized gains (losses)....          (6,405,230)
         Unrealized appreciation (depreciation) on
          investments and foreign currency..........            (686,924)
                                                             -----------
      NET ASSETS....................................         $19,434,328
                                                             ===========
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per share
       ($12,489,841 divided by 2,301,606 shares of
       beneficial interest).........................         $      5.43
                                                             ===========
      CLASS B
      Net asset value and redemption price per share
       ($5,527,483 divided by 1,021,728 shares of
       beneficial interest).........................         $      5.41
                                                             ===========
      CLASS E
      Net asset value and redemption price per share
       ($1,417,004 divided by 261,433 shares of
       beneficial interest).........................         $      5.42
                                                             ===========
      Identified cost of investments................         $19,891,108
                                                             ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

    INVESTMENT INCOME
      Dividends...............................              $    57,606 (a)
      Interest................................                   18,998
                                                            -----------
                                                                          76,604
    EXPENSES
      Management fees......................... $   134,157
      Service and distribution fees--Class B..      10,792
      Service and distribution fees--Class E..       1,004
      Directors' fees and expenses............      12,639
      Custodian...............................      72,866
      Audit and tax services..................      18,325
      Legal...................................         529
      Printing................................       8,120
      Insurance...............................         156
      Miscellaneous...........................       4,227
                                               -----------
      Total expenses before reimbursements....     262,815
      Expense reimbursements..................     (91,707)     171,108
                                               -----------  -----------
    NET INVESTMENT (LOSS).....................                  (94,504)
                                                            -----------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................ (4,936,982) Foreign currency transactions--net...... 58,481 (4,878,501)
                                               -----------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  (1,226,324)
      Foreign currency transactions--net......         (33)  (1,226,357)
                                               -----------  -----------
    Net gain (loss)...........................               (6,104,858)
                                                            -----------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $(6,199,362)
                                                            ===========

(a)Net of foreign taxes of $1,272

                See accompanying notes to financial statements.

                                      MSF-4

METROPOLITAN SERIES FUND, INC.

 JANUS GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                                  MAY 1, 2001(A)
                                                                      YEAR ENDED     THROUGH
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2002          2001
                                                                     ------------ --------------
FROM OPERATIONS
  Net investment income (loss)...................................... $   (94,504)  $    (8,327)
  Net realized gain (loss)..........................................  (4,878,501)   (1,525,145)
  Unrealized appreciation (depreciation)............................  (1,226,357)      539,433
                                                                     -----------   -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (6,199,362)     (994,039)
                                                                     -----------   -----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  12,237,234    14,390,495
                                                                     -----------   -----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   6,037,872    13,396,456

NET ASSETS
  Beginning of the period...........................................  13,396,456             0
                                                                     -----------   -----------
  End of the period................................................. $19,434,328   $13,396,456
                                                                     ===========   ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
  End of the period................................................. $         0   $         0
                                                                     ===========   ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                           MAY 1, 2001(A)
                                                     YEAR ENDED                THROUGH
                                                 DECEMBER 31, 2002        DECEMBER 31, 2001
                                              -----------------------  ----------------------
                                                SHARES         $         SHARES        $
                                              ----------  -----------  ---------  -----------
CLASS A
 Sales....................................... 2,021,599 $12,863,649 2,035,109
 $17,649,453 Redemptions................................. (1,038,439)
 (6,225,260) (716,663) (6,412,724)
                                              ----------  -----------  ---------  -----------
 Net increase (decrease).....................    983,160  $ 6,638,389  1,318,446  $11,236,729
                                              ==========  ===========  =========  ===========
CLASS B
 Sales.......................................    949,215  $ 5,854,926    424,624  $ 3,380,934
 Redemptions.................................   (320,094)  (1,845,641)   (32,017)    (246,677)
                                              ----------  -----------  ---------  -----------
 Net increase (decrease).....................    629,121  $ 4,009,285    392,607  $ 3,134,257
                                              ==========  ===========  =========  ===========
CLASS E
 Sales.......................................    311,783  $ 1,913,374      2,506  $    19,586
 Redemptions.................................    (52,846)    (323,814)       (10)         (77)
                                              ----------  -----------  ---------  -----------
 Net increase (decrease).....................    258,937  $ 1,589,560      2,496  $    19,509
                                              ==========  ===========  =========  ===========
 Increase (decrease) derived from capital
   share transactions........................  1,871,218  $12,237,234  1,713,549  $14,390,495
                                              ==========  ===========  =========  ===========

(a)Commencement of Operations

                See accompanying notes to financial statements.

                                      MSF-5

METROPOLITAN SERIES FUND, INC.

 JANUS GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                           CLASS A                     CLASS B
                                                 -----------------------     -----------------------
                                                     YEAR     MAY 1, 2001(A)     YEAR     MAY 1, 2001(A)
                                                    ENDED        THROUGH        ENDED        THROUGH
                                                 DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                     2002          2001          2002          2001
                                                 ------------ -------------- ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD............   $  7.82       $ 10.00        $ 7.81        $10.00
                                                   -------       -------        ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................     (0.03)         0.00         (0.03)        (0.01)
  Net realized and unrealized gain (loss) on
   investments..................................     (2.36)        (2.18)        (2.37)        (2.18)
                                                   -------       -------        ------        ------
  Total from investment operations..............     (2.39)        (2.18)        (2.40)        (2.19)
                                                   -------       -------        ------        ------
NET ASSET VALUE, END OF PERIOD..................   $  5.43       $  7.82        $ 5.41        $ 7.81
                                                   =======       =======        ======        ======
TOTAL RETURN (%)................................     (30.6)        (21.8)(b)     (30.8)        (21.8)(b)
Ratio of operating expenses to average net
 assets (%).....................................      0.95          0.95 (c)      1.20          1.20 (c)
Ratio of net investment income (loss) to average
 net assets (%).................................     (0.50)        (0.13)(c)     (0.75)        (0.43)(c)
Portfolio turnover rate (%).....................       147           218 (c)       147           218 (c)
Net assets, end of period (000).................   $12,490       $10,309        $5,527        $3,068
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have
 been (%).......................................      1.50         2.26 (c)       1.75          2.51(c)

                                                                         CLASS E
                                                 -----------------------
                                                     YEAR     MAY 1, 2001(A)
                                                    ENDED        THROUGH
                                                 DECEMBER 31,  DECEMBER 31,
                                                     2002          2001
                                                 ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD............    $ 7.82        $10.00
                                                    ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................     (0.02)         0.00
  Net realized and unrealized gain (loss) on
   investments..................................     (2.38)        (2.18)
                                                    ------        ------
  Total from investment operations..............     (2.40)        (2.18)
                                                    ------        ------
NET ASSET VALUE, END OF PERIOD..................    $ 5.42        $ 7.82
                                                    ======        ======
TOTAL RETURN (%)................................     (30.7)        (21.8)(b)
Ratio of operating expenses to average net
 assets (%).....................................      1.10          1.10 (c)
Ratio of net investment income (loss) to average
 net assets (%).................................     (0.61)        (0.28)(c)
Portfolio turnover rate (%).....................       147           218 (c)
Net assets, end of period (000).................    $1,417        $   20
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have
 been (%).......................................      1.65          2.41 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                      MSF-6

METROPOLITAN SERIES FUND, INC.

 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 2002


1. SIGNIFICANT ACCOUNTING POLICIES:

   The Metropolitan Series Fund, Inc. the ("Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. The Janus Growth Portfolio is diversified. The Fund is a "series" type of mutual fund, which issues separate series of stock. The series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), General American Life Insurance Company, The MetLife Investors Group of Insurance Companies and other affiliated insurance companies ("the Insurance Companies"), as an investment vehicle for variable life insurance or variable annuity products, although not all Portfolios are available to all such separate accounts. Each Portfolio's shares may be divided into different classes. Currently the classes being offered by some or all Portfolios are named Class A, Class B, and Class E. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

A. INVESTMENT SECURITY VALUATION:

   Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.

   Equity securities traded on a national securities exchange or exchanges or the NASDAQ National Market System are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. Equity securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are valued at fair value as determined in good faith by the Portfolio's subadviser acting under the supervision of the Board of Directors, although the actual calculations may be made by a pricing service selected by the Portfolio's subadviser and approved by the Board.

   Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange generally will be valued at the last sales price on that non-U.S. exchange, except when an occurrence after closing of that exchange is likely to have materially changed such security's value as determined by the subadviser or adviser. The adviser or subadviser may value the security in good faith, acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the adviser or subadviser and approved by the Board. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day, are valued at the mean between the last reported bid and asked prices.

   Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

   Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

   The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

B. INVESTMENT SECURITY TRANSACTIONS:

   Portfolio security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt

                                      MSF-7

METROPOLITAN SERIES FUND, INC.

   securities, is recorded on the accrual basis. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.

C. FEDERAL INCOME TAXES:

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2002, the Portfolio had capital loss carryovers of the following:

                                          EXPIRING   EXPIRING
                 PORTFOLIO      TOTAL     12/31/10   12/31/09
                 ---------    ---------- ---------- ----------
                 Janus Growth $6,084,032 $4,963,859 $1,120,173

D. FOREIGN CURRENCY TRANSLATION:

   The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

   Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

   A forward foreign currency exchange contract is an agreement between two parties to buy or sell a specific currency for a set price on a future date. The Fund may enter into forward foreign currency exchange contracts to hedge security transactions on holdings denominated in a foreign currency. Should foreign currency exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the forward foreign currency exchange contracts and may realize a loss. The use of forward foreign currency exchange contracts involves the risk of imperfect correlation in movements in the price of the underlying hedged assets and foreign currency exchange rates. During the period that a contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking to market" on a daily basis. A realized gain or loss will be recognized when a contract is completed or canceled.

F. FUTURES CONTRACTS:

   The Fund may buy and sell futures contracts (on recognized exchanges) on equity securities or stock indices as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

G. REPURCHASE AGREEMENTS--The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. The Portfolio's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the

                                      MSF-8

METROPOLITAN SERIES FUND, INC.

   repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

   The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults, and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

H. ESTIMATES AND ASSUMPTIONS:

   The preparation of financial statements in conformity with "GAAP" requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. Expense Reductions:

     Certain portfolio trades are directed to brokers who paid a portion of the Portfolio's expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

J. "When-issued" Securities:

     Purchasing securities "when-issued" is a commitment by the Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

K.  Change in Accounting Policy:

     The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and effective January 1, 2001 began amortizing premiums on debt securities.

2. PURCHASES AND SALES:

   For the year ended December 31, 2002, purchases and sales of securities (excluding short-term investments) for the Portfolio were as follows:

                              PURCHASES                SALES
                        ---------------------- ----------------------
                           U.S. U.S. PORTFOLIO GOVERNMENT OTHER GOVERNMENT OTHER
           ---------    ---------- ----------- ---------- -----------
           Janus Growth     $0     $34,090,116     $0     $22,574,864

3. EXPENSES:

A. INVESTMENT MANAGEMENT AGREEMENT: MetLife Advisers, LLC. (MetLife Advisers) is the investment adviser to the Portfolio. The Fund has entered into investment management agreements with MetLife Advisers. For providing investment management services to the Fund, MetLife Advisers receives monthly compensation at the annual rate of:

                     MANAGEMENT
                   FEES EARNED BY      ANNUAL
                  METLIFE ADVISERS   PERCENTAGE      BASED ON PORTFOLIOS
                 FOR THE YEAR ENDED RATES PAID TO  AVERAGE DAILY NET ASSET
    PORTFOLIO    DECEMBER 31, 2002     ADVISER          VALUE LEVELS
    ---------    ------------------ ------------- --------------------------
    Janus Growth      $134,157          0.800%    Of the first $500 million
                                        0.750%    Of the next $500 million
                                        0.700%    On amounts in excess of $1
                                                  billion

   The Fund and MetLife Advisers have entered into a sub-investment management agreement. Janus Capital Corporation is compensated to provide sub-investment management services for the Janus Growth Portfolio.

B. SERVICE AND DISTRIBUTION FEES:

   The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E Shares. Under the Distribution Plan, the Class B and Class E shares of the Fund pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Fund shares for promoting, selling, and servicing the Class B and Class E shares of the Portfolio. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated as a percentage of the Portfolio's average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2002 are shown as Service and Distribution fees in the Statement of Operations.

                                      MSF-9

METROPOLITAN SERIES FUND, INC.

C. SUBSIDIZATION OF PORTFOLIO:

   Amounts reimbursed by MetLife Advisers for the year ended December 31, 2002 are shown as Expense Reimbursements in the Statement of Operations of the Portfolio. MetLife Advisers has agreed to waive fees or pay through April 30, 2003, all expenses (other than brokerage commission, taxes interest and any extraordinary expenses) allocable to each Class that exceed the following annual percentages:

                                                                              EXPENSES DEFERRED IN
                                                                              --------------------
                                                                               2001       2002
                                                                              -------    ---------
                                                    MAXIMUM EXPENSE RATIO       (SUBJECT TO
                                                        UNDER CURRENT         REPAYMENT UNTIL)
                                                   EXPENSE DEFERRAL AGREEMENT  DECEMBER 31,
                                                   -------------------------  --------------------
PORTFOLIOS                                         CLASS A  CLASS B  CLASS E   2004       2005
----------                                         -------  -------  -------   -------    -------
Janus Growth Portfolio............................  0.95%    1.20%    1.10%   $62,766    $91,707

   Such subsidy is subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any class fall below the expense limit for that Class as stated above. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limits as stated above. The Portfolio, however, is not obligated to repay any expense paid by MetLife Advisers more than three years after the end of the fiscal year in which such expense was incurred.

4. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

   The Fund distributes, at least annually, substantially all net investment income and capital gains, if any, of the Portfolio, which will then be reinvested in additional full and fractional shares of the Portfolio. All net realized long-term or short-term capital gains of the Fund, if any, are declared and distributed at least annually to the shareholders of the Portfolio to which such gains are attributable. Dividends and distributions are recorded on the ex-dividend date.

5. SECURITIES LENDING:

   The Fund has entered into a securities lending arrangement with the Fund's custodian, State Street Bank and Trust Company (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Fund's behalf. In exchange, the Fund receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Fund receives 70% of the annual net income from lending transactions, which is included in interest income of the Portfolio. The remaining 30% is used to defray the costs of securities lending. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The Portfolio had no outstanding loans at December 31, 2002.

6. SUBSEQUENT EVENT:

   On February 4, 2003, the Board of Directors of the Fund approved, subject to shareholder approval, the acquisition of Janus Growth Portfolio by the Janus Aggressive Growth Portfolio of the Met Investors Series Trust (the "MIST Portfolio"). On or about April 25, 2003, the shareholders of Janus Growth Portfolio are expected to approve a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Janus Growth Portfolio by the MIST Portfolio in exchange for shares of the MIST Portfolio and the assumption by the MIST Portfolio of the liabilities of Janus Growth Portfolio. If approved by shareholders, the reorganization will close on or about April 28, 2003.

                                     MSF-10

METROPOLITAN SERIES FUND, INC.


 INDEPENDENT AUDITORS' REPORT


To the Policyholders and Board of Directors of the Metropolitan Series Fund,
Inc.:

We have audited the accompanying statements of assets and liabilities, including the statement of investments, of Janus Growth Portfolio (the "Portfolio"), one of the Portfolios constituting Metropolitan Series Fund (the "Fund"), as of December 31, 2002, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as at December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Janus Growth Portfolio, one of the Portfolios constituting Metropolitan Series Funds, Inc., as of December 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

February 12, 2003
Boston, Massachusetts

                                     MSF-11

METROPOLITAN SERIES FUND, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)



Information about the Fund's Board of Directors and officers appears below. Each Director is responsible for overseeing all 20 Portfolios of the Fund. There is no limit to the term a Director may serve. The Fund's Statement of Additional Information has further information about the Directors and is available without charge by calling (800) 638-7732.

INTERESTED DIRECTORS

Each Director below is an "interested person" (as defined by the Investment Company Act of 1940) of the Fund. Ms. Goggin is an employee, and Mr. Typermass, a former employee of, and currently consulting to, MetLife, which is an affiliate of MLA, the Investment Manager of the Fund.

                                     CURRENT
                                POSITION(S) POSITION(S) PRINCIPAL OCCUPATIONS
NAME AND ADDRESS      AGE        WITH FUND         HELD SINCE  OVER PAST FIVE YEARS, INCLUDING OTHER DIRECTORSHIPS(1)
----------------      ---       -----------        ----------  ------------------------------------------------------
Anne M. Goggin        54   Director, Chairman of      2002     Chief Counsel, Individual Business, MetLife; Trustee and
Metropolitan Life         the Board, President and             Chairman of the Board, New England Zenith Fund ("Zenith
Insurance Company         Chief Executive Officer              Fund")*; Senior Vice President and General Counsel,
1 Madison Avenue                                               MetLife; Chair of the Board of Managers, President and
New York, NY 10010                                             Chief Executive Officer, MLA; Director, New England
                                                               Securities
                                                               Corporation
                                                               ("NES");
                                                               formerly, General
                                                               Counsel,
                                                               Secretary and
                                                               Clerk, NES,
                                                               1993-1999.
Arthur G. Typermass   65          Director            1998     Formerly, Senior Vice President and Treasurer, MetLife.
43 Chestnut Street
Garden City, NY 11530

NON-INTERESTED DIRECTORS

Each Director below is NOT an "interested person" (as defined by the Investment Company Act of 1940).

                                 CURRENT
                               POSITION(S) POSITION(S)
NAME AND ADDRESS           AGE  WITH FUND  HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS(1)
----------------           --- ----------- ----------  ---------------------------------------------
Steve A. Garban+           65   Director      1993     Formerly, Chief Financial Officer, Senior Vice President
The Pennsylvania State                                 Finance and Operations, and Treasurer, The Pennsylvania
University                                             State University.
208 Old Main
University Park, PA 16802
Linda B. Strumpf           55   Director      2000     Vice President and Chief Investment Officer, Ford
Ford Foundation                                        Foundation.
320 E. 43rd Street
New York, NY 10017
Dean O. Morton+            70   Director      1993     Formerly, Executive Vice President, Chief Operating Officer
3200 Hillview Avenue                                   and Director, Hewlett-Packard Company.
Palo Alto, CA 94304
Michael S. Scott Morton+   65   Director      1993     Jay W. Forrester Professor of Management (Emeritus) at MIT
Massachusetts Institute of                             Sloan School of Management.
Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02139
Toby Rosenblatt            64   Director      2001     President, since 1999, and formerly, Vice President,
3409 Pacific Avenue                                    Founders Investments, Ltd.
San Francisco, CA 94118
H. Jesse Arnelle           69   Director      2001     Counsel, Womble Carlyle Sandridge & Rice; formerly, Senior
400 Urbano Drive                                       Partner, Arnelle, Hastie, McGee, Willis and Greene.
San Francisco, CA 94127

                                     MSF-12

METROPOLITAN SERIES FUND, INC.

OFFICERS

                            CURRENT
                             POSITION(S) POSITION(S)
NAME AND ADDRESS      AGE  WITH FUND  HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS(1)
----------------      --- ----------- ----------  ---------------------------------------------
John F. Guthrie, Jr.  59    Senior       2002     Manager and Senior Vice President, MLA; Senior Vice
MetLife Advisers, LLC        Vice                 President, Zenith Fund, since 1995; Vice President, MetLife.
501 Boylston Street        President
Boston, MA 02116
Peter Duffy           47     Vice        2000     Senior Vice President, MLA, since December 1998; Vice
MetLife Advisers, LLC      President              President, since 2002, and Treasurer, since 1998, Zenith
501 Boylston Street           and                 Fund; Second Vice President, MetLife; formerly, Senior Vice
Boston, MA 02116           Treasurer              President, New England Funds, L.P.
Thomas M. Lenz        44     Vice        2002     General Counsel and Secretary, MLA, since 1998; Assistant
MetLife Advisers, LLC      President              General Counsel, MetLife; Vice President, since 2002, and
501 Boylston Street           and                 Secretary, since 1998, Zenith Fund; formerly, Vice
Boston, MA 02116           Secretary              President, State Street Bank and Trust Company.
David W. Allen        46    Senior       2002     Head of Individual Life Product Management, MetLife; Senior
Metropolitan Life            Vice                 Vice President, Zenith Fund, since 2002.
Insurance Company          President
501 Boylston Street
Boston, MA 02116
Hugh McHaffie         44    Senior       2000     Senior Vice President, MetLife, since 1999; Senior Vice
Metropolitan Life            Vice                 President, Zenith Fund, since 2002; formerly, Vice
Insurance Company          President              President, Manufacturers Life North America.
501 Boylston Street
Boston, MA 02116
Thomas C. McDevitt    47     Vice        2002     Vice President, MLA; Vice President, Zenith Fund, since
MetLife Advisers, LLC      President              1995.
501 Boylston Street
Boston, MA 02116
Daphne Thomas-Jones   47     Vice        2000     Assistant Vice President, since 1998, and formerly,
Metropolitan Life          President              Director, MetLife.
Insurance Company
One Madison Avenue
New York, NY 10010

* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1) Previous positions during the past five years with the Fund, MetLife, MLA, New England Zenith Fund, New England Financial, New England Funds, L.P. or New England Securities Corporation are omitted if not materially different.
+ Serves as a trustee, director and/or officer of one or more of the following companies, each of which has a direct or indirect advisory relationship with the Investment Manager or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust, State Street Research Growth Trust and State Street Research Exchange Trust.

                                     MSF-13

METROPOLITAN SERIES FUND, INC.

 FOOTNOTES TO PORTFOLIO MANAGER COMMENTARY




 (*) The views expressed in the Management's Discussion and Analysis, for each Portfolio, are those of the Portfolio Manager as of December 31, 2002 and are subject to change based on market and other conditions. Information about a portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is no indication of future portfolio composition, which will vary.

 (1) The Standard & Poor's 500 Index Composite Stock Price Index(R) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                     MSF-14

                                                                     ANNUAL 1202

                       Sign up for Met-eDelivery today at
                            www.metlifeinvestors.com

[LOGO] MetLifeInvestors/R/

22 Corporate Plaza Drive
Newport Beach, CA 92660
                               Presorted Standard
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                                MetLife Investors

                                  MET INVESTORS
                                  SERIES TRUST

                      J.P. Morgan Small Cap Stock Portfolio
                       J.P. Morgan Quality Bond Portfolio
                       J.P. Morgan Select Equity Portfolio
                      J.P. Morgan Enhanced Index Portfolio
                  J.P. Morgan International Equity Portfolio
                      Lord Abbett Bond Debenture Portfolio
                       Lord Abbett Mid-Cap Value Portfolio
                    Lord Abbett Developing Growth Portfolio
                  Lord Abbett Growth Opportunities Portfolio
                    Lord Abbett Growth and Income Portfolio
                        Janus Aggressive Growth Portfolio
                          MFS Mid Cap Growth Portfolio
                      MFS Research International Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                          PIMCO Money Market Portfolio
                          PIMCO Total Return Portfolio
                           PIMCO Innovation Portfolio
                          Met/Putnam Research Portfolio
                       Met/AIM Small Cap Growth Portfolio
                      Met/AIM Mid Cap Core Equity Portfolio
          State Street Research Concentrated International Portfolio
                     Third Avenue Small Cap Value Portfolio


                                  ANNUAL REPORT

                                DECEMBER 31, 2002

--------------------------------------------------------------------------------

January 31, 2003

Letter to Policyholders

The past year has been challenging for many investors. It was characterized by corporate scandals, a weak economy and lackluster corporate earnings. Looking ahead there is uncertainty surrounding the potential conflict with Iraq, declining consumer confidence and rising unemployment. Diversification and discipline are critical in difficult market conditions like these.

The stock market recorded its third straight annual loss in 2002. The Dow Jones Industrial Average fell 16.8%, its sharpest decline since 1977. The broad Standard & Poor's 500 - Stock Index fell 22.1%, its worst year since 1974. One bright spot continued to be the bond market where the Lehman Aggregate Bond Index increased 10.3% for the year.

On the following pages you will find a complete review of your Portfolios and their investment performance.

We appreciate your trust and we will continue to focus our efforts to meet your investment needs.


Sincerely,


  /s/ Elizabeth Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
J.P. Morgan Small Cap Stock Portfolio
                                                    For the year ended 12/31/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


Market Review
Small cap stocks staged a small rally as the reporting period ended, following better than expected corporate profit reports and hopes of an end to downward earnings revisions among technology stocks. Technology stocks and companies with low quality characteristics such as highly leveraged balance sheets led the rally. By the end of the quarter, the S&P 600 Small Cap Index/1/ was up 4.9%, which compared with a rise of 8.4% for the S&P 500 Index/2/.

Portfolio Review
As the reporting period began, gains from the consumer staple, systems hardware, and capital markets sectors were offset by losses due to selection in the industrial cyclical, software & services, and basic materials sectors. Sector weightings to systems hardware and basic materials outweighed losses from weights to retail and pharmaceuticals.

Gains came from stock selection in the pharmaceutical, industrial cyclical, and software & services sectors and underweights to the systems hardware and semiconductors sectors, as the year progressed. These gains offset losses from stock selection in the retail, consumer cyclical, and energy sectors and an underweight to the utilities sector.

There were a number of strong performers as the year ended, including Crown Cork & Seal Co., Inc. and eSpeed. Stock in Crown Cork & Seal Co., Inc., which manufactures and sells metal and plastic containers, rose after it announced the sale of a subsidiary company and improved operating performance. eSpeed stock rose as prospects appeared to advance for its capital markets trading technology solutions. From a negative perspective, there was poor performance from stocks such as Tier, Valmont Industries, Inc. and Spinnaker Exploration Co.

Outlook
Following the difficult market conditions of the past three years, small cap equities are now more appropriately valued and we expect positive returns in 2003. Additionally, we believe that a combination of lower valuations and higher estimated earnings per share growth will lead to small cap equities outperforming large caps.

Marian U. Pardo
Steven J. Rich
Portfolio Managers
J.P. Morgan Investment Management, Inc.

Top Ten Holdings by Market Value
As of 12/31/02

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    J.M. Smucker Co.                1.62%
                    ---------------------------------------
                    Atmos Energy Corp.              1.49%
                    ---------------------------------------
                        Crown Cork & Seal Co., Inc. 1.34%
                    ---------------------------------------
                         Sierra Pacific Resources 1.31%
                    ---------------------------------------
                        Alberto Culver Co.--Class B 1.25%
                    ---------------------------------------
                    EMCOR Group, Inc.               1.20%
                    ---------------------------------------
                    Net.B@nk, Inc.                  1.20%
                    ---------------------------------------
                        Lattice Semiconductor Corp. 1.20%
                    ---------------------------------------
                       Neurocrine Biosciences, Inc. 1.03%
                    ---------------------------------------
                    Borland Software Corp.          1.03%
                    ---------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                     [CHART]

Basic Materials      6.5%
Communications       3.3%
Cyclical            14.3%
Energy               6.0%
Financial           22.9%
Industrial          17.4%
Non-Cyclical        21.4%
Technology           6.5%
Utilities            1.7%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Small Cap Stock Portfolio
                                                    For the year ended 12/31/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


               J.P. Morgan Small Cap Stock Portfolio managed by J.P. Morgan Investment Management, Inc., vs. Russell 2000 Index/3/
                            Growth Based on $10,000+

                                     [CHART]


            Russell 2000       J.P. Morgan Small
               Index          Cap Stock Portfolio
            ------------     ---------------------
 5/96         $10,000            $10,000
 6/96           9,978              9,977
 9/96          10,012             10,149
12/96          10,533             10,859
 3/97           9,988             10,083
 6/97          11,607             11,623
 9/97          13,334             13,363
12/97          12,888             13,128
 3/98          14,184             14,730
 6/98          13,523             13,746
 9/98          10,798             10,791
12/98          12,559             12,419
 3/99          11,877             11,828
 6/99          13,724             13,165
 9/99          12,857             13,285
12/99          15,229             17,953
 3/00          16,307             19,471
 6/00          15,691             18,097
 9/00          15,865             18,484
12/00          14,769             16,058
 3/01          13,809             13,599
 6/01          15,781             15,845
 9/01          12,500             12,201
12/01          15,135             14,706
 3/02          15,739             15,232
 6/02          14,424             13,654
 9/02          11,338             11,112
12/02          12,035             11,612

    ---------------------------------------------------------------------
                                        Average Annual Return/4/
                                    (for the period ended 12/31/02)
    ---------------------------------------------------------------------
                                1 Year  3 Year  5 Year Since Inception/5/
    ---------------------------------------------------------------------
    J.P. Morgan Small Cap
--  Stock Portfolio -- Class A  -21.05% -13.52% -2.42%       2.27%
              Class B           -21.19%      --     --      -7.55%
    ---------------------------------------------------------------------
- - Russell 2000 Index/3/       -20.48%  -7.55% -1.36%       2.80%
    ---------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P SmallCap 600 Index is an unmanaged index consisting of 600 stocks chosen for market size, liquidity, and industry group representation. The Index includes U.S. companies with market a capitalization between $250 million and $900 million. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The Index had a market capitalization range of approximately $1.3 billion to $128 million. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio
                                                    For the year ended 12/31/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------

Market Review
The financial markets were buffeted by contradictory economic indicators as the reporting period ended, which included a shifting consumer confidence index, a larger-than-expected Federal Funds rate cut and the departure of key figures in Washington. Following the election, the Federal Reserve cut the Federal Funds rate by 50 basis points, adopted a neutral bias, and reconfirmed its commitment to ensuring that the U.S. recovery finds firm footing. Interest rates rose towards the end of the year, with the front-end of the yield curve steepening as 2-year Treasuries outperformed. Treasury yields rose 16 to 21 basis points in the 5-year and 10-year maturity portions of the yield curve, respectively, as market sentiments improved and risk aversion abated.

Portfolio Review
Halfway through the reporting period, we reduced our sector risk exposures. In investment grade corporates we continued to diversify our holdings, moderating our exposure to event risk. It is these efforts that caused the impact of WorldCom, Inc. to be as modest as it was in our portfolios. The paring back in credit positions over the last few quarters resulted in corporate sector exposures in most portfolios that are underweight on a market value basis and about neutral on a weighted duration basis, a net plus to performance.

As the reporting period ended, our duration positioning had a slightly negative impact on performance. Because of the strong fourth-quarter credit market rally, our diversified portfolio of investment-grade bonds, as well as our modest exposure to high-yield and emerging market debt, added value. Our underweight to Treasuries and agencies was also a positive as these markets sold off. However, our positions in asset-backed and commercial mortgage-backed securities detracted slightly as sector weakness persisted and the credit sectors outperformed.

Outlook
We expect consumer spending to hold up strong enough to allow the economy to grow about 3% next year, notwithstanding the geopolitical risks to an economic recovery. Uncertainty surrounding a war with Iraq, a confrontation with North Korea, prolonged strikes in Venezuela and higher crude oil prices will weigh on the markets in 2003. Nonetheless, the Bush administration appears to be pro-growth going forward as evidenced by its proposed $600 billion economic package that would eliminate dividend taxes, accelerate tax rate cuts, create a parent tax rebate and grant necessary aid for states. Productivity has also increased at its fastest rate since 1973, which should allow businesses to pay higher wages and still maintain profitability. Capital spending and returning risk appetites will be the main indicators to watch in 2003.

Jay A. Gladieux
James J. Dougherty
Portfolio Managers
J.P. Morgan Investment Management, Inc.

Top Ten Holdings by Market Value
As of 12/31/02

                                                                      Percent of
        Description                                          Net Assets
        ---------------------------------------------------------------
        Federal National Mortgage Assoc. (5.50%, TBA)          16.54%
        ---------------------------------------------------------------
        U.S. Treasury Note (2.125%, 8/31/04) 12.31%
        ---------------------------------------------------------------
        Federal National Mortgage Assoc. (6.50%, TBA)          11.62%
        ---------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (6.00%, 12/01/31)      6.31%
        ---------------------------------------------------------------
        Federal National Mortgage Assoc. (6.00%, TBA)           2.88%
        ---------------------------------------------------------------
        Federal National Mortgage Assoc. (6.00%, 12/01/16)      2.68%
        ---------------------------------------------------------------
        Federal National Mortgage Assoc. (7.00%, 8/01/31)       2.63%
        ---------------------------------------------------------------
        Government National Mortgage Assoc. (6.00%, TBA)        2.20%
        ---------------------------------------------------------------
        Credit Suisse First Boston Mortgage Securities Corp.
         (7.29%, 9/15/41)                                       2.16%
        ---------------------------------------------------------------
        Daimler Chrysler Auto Trust (6.16%, 1/08/06)            1.91%
        ---------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/02

                                     [CHART]

U.S. Agency and Corporate Mortgage Backed 58.7%
Corporate Investment                    15.0%
U.S. Treasury                           16.7%
Asset Backed Securities                  6.0%
Foreign Market Debt                      3.6%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio
                                                    For the year ended 12/31/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management, Inc., vs. BIG Index/1/
                            Growth Based on $10,000+

                                     [CHART]

                 Salomon Brothers        J.P. Morgan
                 Broad Investment       Quality Bond
               Grade Bond Index /1/       Portfolio
               --------------------       ---------
 5/96                $10,000               $10,000
 6/96                 10,122                10,096
 9/96                 10,311                10,270
12/96                 10,623                10,567
 3/97                 10,567                10,504
 6/97                 10,948                10,862
 9/97                 11,312                11,208
12/97                 11,646                11,524
 3/98                 11,834                11,724
 6/98                 12,107                12,001
 9/98                 12,609                12,500
12/98                 12,661                12,489
 3/99                 12,603                12,409
 6/99                 12,486                12,228
 9/99                 12,576                12,296
12/99                 12,555                12,296
 3/00                 12,830                12,561
 6/00                 13,049                12,745
 9/00                 13,447                13,100
12/00                 14,011                13,700
 3/01                 14,443                14,117
 6/01                 14,517                14,162
 9/01                 15,202                14,625
12/01                 15,205                14,664
 3/02                 15,215                14,715
 6/02                 15,751                15,114
 9/02                 16,475                15,744
12/02                 16,739                15,975


    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                (for the period ended 12/31/02)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    J.P. Morgan Quality Bond
--  Portfolio -- Class A      8.94%  9.11% 6.75%        7.27%
          Class B             8.59%     --    --        7.13%
    ----------------------------------------------------------------
    Salomon Brothers Broad
    Investment Grade Bond
- - Index/1/                 10.09% 10.06% 7.52%        8.04%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Salomon Brothers Broad Investment Grade Bond Index (BIG Index) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index is not available for direct investment and does not reflect any expenses.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio
                                                    For the year ended 12/31/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


Market Review
The nation's equity markets hit a multi-year low on October 9th, and then rallied strongly until the end of November, as investors welcomed actual earnings that slightly exceeded reduced forecasts. They also applauded the Federal Reserve's (the "Fed") surprising 50 basis point rate cut on November 6. In December, however, equities gave back roughly half their October-November gains, as investors grew cautious over the slow pace of U.S. economic recovery and renewed geopolitical friction.

Portfolio Review
The Portfolio began the reporting period trailing its benchmark for the first quarter as solid stock selection in systems hardware, semiconductors and consumer staples was negated by difficulties in services, telecommunications and pharmaceuticals.

As the reporting period ended, strong stock selection within the software & services, health services & systems and insurance sectors were offset by weakness within the retail, consumer cyclicals and telecommunications sectors towards the end of the reporting period. At the stock specific level, overweight positions relative to the benchmark in Affiliated Computer Services, Inc., EchoStar Communications Corp. and First Data Corp. benefited performance, while overweights in Hotels.com, Liberty Media Corp. and Target Corp. negatively impacted results.

Outlook
It appears increasingly likely that the U.S. economy will find its footing over the course of 2003. Corporations have strengthened balance sheets and cut costs to the bone. The Fed is clearly committed to restoring growth. A fiscal stimulus package soon to be before Congress could unleash considerable liquidity. However, geopolitical risks will likely keep investors cautious until major, outstanding issues are resolved. If they are, 2003 could be the first positive year in four years for U.S. equities.

Thomas M. Luddy
James Russo
Portfolio Managers
J.P. Morgan Investment Management, Inc.

Top Ten Holdings by Market Value
As of 12/31/02

                                               Percent of
                             Description Net Assets
                      -----------------------------------
                      Citigroup, Inc.             4.16%
                      -----------------------------------
                      Microsoft Corp.             3.83%
                      -----------------------------------
                      General Electric Co.        2.77%
                      -----------------------------------
                         Tyco International, Ltd. 2.55%
                      -----------------------------------
                      Cisco Systems, Inc.         2.28%
                      -----------------------------------
                      Pfizer, Inc.                1.98%
                      -----------------------------------
                      Mattel, Inc.                1.98%
                      -----------------------------------
                           Wal-Mart Stores, Inc. 1.94%
                      -----------------------------------
                      Procter & Gamble Co.        1.88%
                      -----------------------------------
                      Exxon Mobil Corp.           1.87%
                      -----------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                     [CHART]

Basic Materials      3.1%
Communications      12.5%
Cyclical            11.4%
Energy               7.3%
Financial           20.0%
Industrial          15.0%
Non-Cyclical        19.2%
Technology           8.1%
Utilities            3.4%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio
                                                    For the year ended 12/31/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                J.P. Morgan Select Equity Portfolio, managed by J.P. Morgan Investment Management, Inc., vs. S&P 500 Index/1/
                            Growth Based on $10,000+

                                     [CHART]


              S&P 500       J.P. Morgan Select
              Index/1/       Equity Portfolio
             ---------     -------------------
 5/96         $10,000           $10,000
 6/96          10,297             9,854
 9/96          10,615            10,073
12/96          11,499            10,852
 3/97          11,808            10,932
 6/97          13,869            12,966
 9/97          14,908            14,372
12/97          15,336            14,275
 3/98          17,475            15,931
 6/98          18,052            16,147
 9/98          16,256            14,385
12/98          19,718            17,497
 3/99          20,700            17,780
 6/99          22,160            19,477
 9/99          20,777            16,955
12/99          23,868            19,195
 3/00          24,415            19,815
 6/00          23,768            19,009
 9/00          23,540            19,419
12/00          21,699            18,008
 3/01          19,125            16,097
 6/01          20,244            17,669
 9/01          17,272            14,722
12/01          19,119            16,919
 3/02          19,172            16,577
 6/02          16,603            13,973
 9/02          13,734            11,473
12/02          14,893            12,580

    ----------------------------------------------------------------------
                                         Average Annual Return/2/
                                     (for the period ended 12/31/02)
    ----------------------------------------------------------------------
                                 1 Year  3 Year  5 Year Since Inception/3/
    ----------------------------------------------------------------------
    J.P. Morgan Select
--  Equity Portfolio -- Class A  -25.65% -13.14% -2.50%        3.50%
               Class B           -25.83%      --     --      -12.59%
    ----------------------------------------------------------------------
- - S&P 500 Index/1/             -22.10% -14.55% -0.59%        6.16%
    ----------------------------------------------------------------------


+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Enhanced Index Portfolio
                                                    For the year ended 12/31/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


Market Review
Markets fell to new multi-year lows as the reporting period ended, amid renewed evidence of economic weakness and widespread company profit warnings. Shares then rallied strongly off of their October 2002 lows, as actual earnings slightly exceeded investors' diminished forecasts. Stocks gained, in addition, from an aggressive easing of monetary policy by the Federal Reserve. Unfortunately, however, half of the market's October-November gains were reversed before year end. Evidence of economic softness was widespread by the end of the year.

Portfolio Review
Following a strong end to 2001, the Portfolio began 2002 on a difficult note in January. Stock selection was mixed across sectors with health services and systems, utilities and network technology among the sectors in which stock selection contributed most positively to performance. Difficulties within industrial cyclicals, services and telecommunications, however, detracted from results. While strong stock selection within the network technology, software and services, and consumer staple sectors benefited performance as the year progressed, the gains were negated by difficulties within industrial cyclicals, energy, and pharmaceuticals.

The Portfolio's difficulties continued through September, though investments in capital markets, software and service and utilities sectors added value and helped soften losses from holdings in the finance, retail and health service and systems industries. At the end of the reporting period, however, the Portfolio outperformed its index for the month of December. Strong stock selection within the health, capital markets, and system hardware sectors benefited performance.

Outlook
Stock prices, although hardly cheap on a valuation basis, are considerably less expensive than they were a few years ago. While geopolitical risks are a wild card, and are likely to keep investors cautious in the near term, a resolution of current problems would likely turn 2003 into the first positive year in four years for U.S. equity investors.

Nanette Buziak
Timothy Devlin
Joseph Gill
Portfolio Managers
J.P. Morgan Investment Management, Inc. Top Ten Holdings by Market Value As of 12/31/02

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Microsoft Corp.                          4.14%
                ------------------------------------------------
                Citigroup, Inc.                          3.21%
                ------------------------------------------------
                General Electric Co.                     3.20%
                ------------------------------------------------
                Exxon Mobil Corp.                        2.43%
                ------------------------------------------------
                Wal-Mart Stores, Inc.                    2.43%
                ------------------------------------------------
                Procter & Gamble Co.                     2.26%
                ------------------------------------------------
                Pfizer, Inc.                             2.15%
                ------------------------------------------------
                Coca-Cola Co.                            2.10%
                ------------------------------------------------
                International Business Machines Corp.    1.77%
                ------------------------------------------------
                Verizon Communications, Inc.             1.60%
                ------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                     [CHART]



Non-Cyclical       23.9%
Financial          18.8%
Industrial         12.0%
Cyclical           11.3%
Technology          9.8%
Communications      9.7%
Energy              5.6%
Others              3.4%
Utilities           2.8%
Basic Materials     2.7%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Enhanced Index Portfolio
                                                    For the year ended 12/31/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

               J.P. Morgan Enhanced Index Portfolio, managed by J.P. Morgan Investment Management Inc., vs. S&P 500 Index/1/
                            Growth Based on $10,000+

                       [CHART]

                     J.P. Morgan
                       Enhanced                  S&P 500
                    Index Portfolio              Index/1/
                    ---------------              --------
  5/96                 $10,000                   $10,000
  6/96                  10,237                    10,297
  9/96                  10,488                    10,615
 12/96                  11,434                    11,499
  3/97                  11,722                    11,808
  6/97                  13,862                    13,869
  9/97                  14,901                    14,908
 12/97                  15,236                    15,336
  3/98                  17,514                    17,475
  6/98                  18,190                    18,052
  9/98                  16,399                    16,256
 12/98                  20,159                    19,718
  3/99                  20,838                    20,700
  6/99                  22,729                    22,160
  9/99                  21,167                    20,777
 12/99                  23,714                    23,868
  3/00                  24,173                    24,415
  6/00                  23,203                    23,768
  9/00                  22,678                    23,540
 12/00                  20,976                    21,699
  3/01                  18,560                    19,125
  6/01                  19,893                    20,244
  9/01                  16,726                    17,272
 12/01                  18,581                    19,119
  3/02                  18,430                    19,172
  6/02                  15,717                    16,603
  9/02                  12,916                    13,734
 12/02                  13,943                    14,624

    ---------------------------------------------------------------------
                                        Average Annual Return/2/
                                    (for the period ended 12/31/02)
    ---------------------------------------------------------------------
                                1 Year  3 Year  5 Year Since Inception/3/
    ---------------------------------------------------------------------
    J.P. Morgan Enhanced
--  Index Portfolio -- Class A  -24.96% -16.22% -1.76%        5.10%
               Class B          -25.12%      --     --      -14.67%
    ---------------------------------------------------------------------
- - S&P 500 Index/1/            -22.10% -14.55% -0.59%        6.16%
    ---------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2"/Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan International Equity Portfolio
                                                    For the year ended 12/31/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


Market Review
The market moved higher as the year drew to a close, with the major international equity indices rising by more than 5 percent. The quarter began with further sell offs until posting a strong four-day rally in mid-October, since when the market has range traded. Many long-standing concerns dominated, such as deflation, excess capacity, and the potential double dip. The specter of war with Iraq hovered over the oil price resulting in the highest level in two years, while gold rose to a five-year high. Therefore, there was little help for valuations and investors sought clarification on earnings. Although recent earnings trends have been more positive, there is widespread uncertainty over 2003 and cleaner accounting, etc., which will depress earnings.

Portfolio Review
As the reporting period began, stock selection detracted from strong performance in the media, basic industry and energy sectors. In particular, three global media stocks suffered from concerns that their businesses had over expanded in the 1990s. Among oil stocks, the strategy suffered from being underweight the major integrated names and overweight a second line stock. On a more positive note, the strategy benefited from its bank stock selections in Europe, Japan and Southeast Asia. As the year progressed, exposure to emerging markets hurt performance, although such exposure has proved beneficial over the year to date. In developed markets, stock selection detracted from performance in media and transport. From a positive perspective, stock selection added to performance in healthcare and technology. In healthcare, the strategy was underweight U.K. pharmaceuticals relative to their continental European counterparts. In technology, the strategy was marginally underweight the sector and weighted toward Asian rather than European semiconductor stocks.

Over the second half of the reporting period, performance was stronger relative to the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) Index/1/ benchmark. This was achieved by avoiding the worst fallers in telecommunications, insurance and healthcare. The strategy also benefited from holding cheap emerging markets oil stocks. There was poor performance from stock selection in the banking, mining and paper sectors. As the year ended, stock selection within European financials such as ABN AMRO Holding NV and Dexia Banque SA was the principal driver of performance, as these holdings recovered from low levels. Holdings in Italian oil stock ENI SpA and French building materials company Compagnie De Saint-Gobain also contributed, as did an overweight position in information technology. Positions in the auto sector detracted.

Outlook
Substantial stimuli in the form of lower interest rates globally and fiscal injections make it likely that the global economy will strengthen. However, problems such as war with Iraq; deflation and a lack of pricing power; a dependence on the U.S. consumer; and a lack of earnings growth remain. There is little room for aggressive valuation expansion, so returns will come from those companies that can push profits higher.

Nigel F. Emmett
Paul Quinsee
Portfolio Managers
J.P. Morgan Investment Management, Inc. Top Ten Holdings by Market Value As of 12/31/02

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Total Fina Elf S.A.                 3.18%
                  -------------------------------------------
                  Vodafone Group Plc                  2.94%
                  -------------------------------------------
                  GlaxoSmithKline Plc                 2.75%
                  -------------------------------------------
                  Novartis AG                         2.62%
                  -------------------------------------------
                  Royal Bank of Scotland Group Plc    2.58%
                  -------------------------------------------
                  BP Plc                              2.44%
                  -------------------------------------------
                  Unilever Plc                        2.37%
                  -------------------------------------------
                  Nokia Oyj                           2.22%
                  -------------------------------------------
                  UBS AG                              2.03%
                  -------------------------------------------
                  Iberdrola S.A.                      1.90%
                  -------------------------------------------

--------------------------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 12/31/02

       [CHART]

United Kingdom   29.3%
Japan            18.4%
France           11.7%
Switzerland      10.5%
Others            7.6%
Netherlands       7.1%
Spain             4.5%
Australia         4.1%
Germany           3.5%
Italy             3.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan International Equity Portfolio
                                                    For the year ended 12/31/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


            J.P. Morgan International Equity Portfolio, managed by J.P. Morgan Investment Management Inc., vs. MSCI EAFE Index/1 /
                            Growth Based on $10,000+

                                     [CHART]

                                   J.P. Morgan
                                  International
             MSCI EAFE/1/    Equity Portfolio
             ------------    ----------------
 5/96          $10,000            $10,000
 6/96            9,880             10,172
 9/96            9,874             10,211
12/96           10,038             10,843
 3/97            9,887             11,031
 6/97           11,178             12,002
 9/97           11,105             12,089
12/97           10,243             11,490
 3/98           11,758             12,913
 6/98           11,891             13,188
 9/98           10,209             11,007
12/98           12,327             13,107
 3/99           12,508             13,372
 6/99           12,883             13,851
 9/99           13,407             14,230
12/99           15,694             16,845
 3/00           15,686             17,084
 6/00           15,075             16,158
 9/00           13,867             14,745
12/00           13,504             14,023
 3/01           11,659             11,988
 6/01           11,558             11,918
 9/01            9,945             10,360
12/01           10,640             11,171
 3/02           10,700             11,248
 6/02           10,494             11,029
 9/02            8,430              8,790
12/02            8,976              9,344

    ---------------------------------------------------------------------
                                        Average Annual Return/2/
                                    (for the period ended 12/31/02)
    ---------------------------------------------------------------------
                                1 Year  3 Year  5 Year Since inception/3/
    ---------------------------------------------------------------------
    J.P. Morgan International
--  Equity Portfolio -- Class A -16.36% -17.84% -4.05%       -1.01%
              Class B           -16.51%      --     --      -13.21%
    ---------------------------------------------------------------------
- - MSCI EAFE Index/1/          -15.64% -16.99% -2.61%       -1.61%
    ---------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Morgan Stanley Capital International Europe, Australia and Far East (MSCI
EAFE) Index is an unmanaged index and is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.

/2"/Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio
                                                    For the year ended 12/31/02
Managed by Lord Abbett & Co.

Letter to Policyholders

--------------------------------------------------------------------------------



In what was a very difficult environment for corporate bonds, the Portfolio benefited from its diversified positioning in the fixed-income markets, with gains generated in both high-yield and investment grade bonds as well as in mortgage-backed securities (MBS). The Portfolio focused on the bonds of companies with a history of stable cash flows, strong asset base, sound management and a catalyst for improvement. Cross-over bonds--bonds of formerly investment-grade companies that are currently out of favor--contributed substantially to performance in the second half of the year as the outlook improved with more positive economic and earnings reports and as the worst of the corporate accounting scandals appeared to be over. In the high-yield sector, bonds of companies in the food, healthcare, consumer products, business services and industrial sectors all contributed to performance.

Absolute yields remained low in the Treasury market, a sector we avoided for much of the year as the Fed aggressively cut short-term interest rates. We sold 10-year Treasury bonds early in the first quarter, realizing a modest profit, as investors in search of an alternative to the volatile equity markets drove prices higher.

Detracting from performance for the year was the Portfolio's overweight in the wireless or cellular phone business, which was caught up, we believe often without merit, in the general angst surrounding the telecommunications industry. The credit ratings of many of these companies were downgraded over the period. By year-end, however, these below investment-grade credits--particularly in the wireless phone and cable industries--were among the best-performing areas for the portfolio as investors searched for higher yield. The Portfolio's best performers in the convertibles sector included the securities of less-than-investment grade technology and software companies.

Throughout the year, we were underweight the telecommunications sector as a whole, and did not participate in the fourth-quarter's sharp price improvement in the sector's worst credits, those rated "CCC" by Standard & Poor's, which we never owned. On the other hand, our absence from those credits during the market's steep decline preserved capital for our investors. In the second half of the year, the Portfolio took profits in MBS across the maturity spectrum, trimming particularly some of its high-coupon mortgages from the Portfolio as declining interest rates increased the risk of prepayments.

As the year drew to a close, in a strategic move designed to capture the improving value opportunities in the equity markets, we increased the equity sensitivity of the Portfolio, adding the common stock of well-managed companies whose valuations have suffered in the three-year bear market. All together, the equity-sensitive portion of the Portfolio--consisting of convertible and convertible preferred securities and stocks--accounted for as much as 25% of the Portfolio's assets by the end of 2002, up from approximately 14% earlier in the year.

Going forward, we expect corporate America to experience some profit improvement, although the pace of progress may be uneven. We also expect U.S. economic growth to be positive but modest with little inflationary risk throughout much of the new year, a favorable environment for high-yield bonds. Of course there are many factors that could temporarily alter the course of the markets, among them an increase in geopolitical risk. But the combination of monetary and, with the Republican-controlled Congress, additional fiscal stimulus should provide a foundation for improved performance in 2003.

Given this outlook, we will continue to emphasize the high-yield bond and convertibles securities portion of the Portfolio, where we believe the best total returns can be derived. The high-yield portion will remain the larger sector of the two (55%), and we will make additions to it cautiously. We believe the equity-sensitive portion of the Portfolio, including convertible securities, will benefit from an improved corporate earnings outlook. Our focus there will be on investment-grade, value-oriented securities with good upside potential in an improving market. In all sectors and in all markets, the Portfolio will focus on the bonds of companies with a history of stable cash flows, strong asset base, sound management and a catalyst for improvement going forward.

Christopher J. Towle
Portfolio Manager
Lord, Abbett & Co.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/02

                                                                      Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Federal Home Loan Mortgage Corp.                      2.74%
         -------------------------------------------------------------
         Federal National Mortgage Assoc. (7.00%, 5/01/32)     1.45%
         -------------------------------------------------------------
         Federal National Mortgage Assoc. (6.00%, 12/01/32)    1.29%
         -------------------------------------------------------------
         L-3 Communications Holdings, Inc.                     0.98%
         -------------------------------------------------------------
         BISYS Group, Inc.                                     0.92%
         -------------------------------------------------------------
         First Data Corp.                                      0.84%
         -------------------------------------------------------------
         Danaher Corp.                                         0.84%
         -------------------------------------------------------------
         Abitibi-Consolidated, Inc.                            0.83%
         -------------------------------------------------------------
         PacifiCare Health Systems, Inc.                       0.80%
         -------------------------------------------------------------
         UniversalHealth Services, Inc.                        0.80%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/02

                                     [CHART]


Corporate Bonds                                            83.7%
U.S. Government Agency                                      6.5%
International Bonds & Debt                                  5.1%
Equity Securities                                           4.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio
                                                    For the year ended 12/31/02
Managed by Lord Abbett & Co.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


               Lord Abbett Bond Debenture Portfolio, managed by
                    Lord, Abbett & Co., vs. Indices 1 and 2
                            Growth Based on $10,000+

                                     [CHART]

                 Lord Abbett         Credit Suisse
                    Bond              First Boston    Lehman Brothers
                  Debenture            High Yield        Aggregate
                  Portfolio             Index*          Bond Index
                 ----------           -----------     ----------------
   5/96           10,000                 10,000           10,000
   6/96           10,201                 10,103           10,114
   9/96           10,790                 10,482           10,300
  12/96           11,288                 10,945           10,609
   3/97           11,432                 11,106           10,550
   6/97           12,147                 11,585           10,938
   9/97           12,778                 12,130           11,302
  12/97           13,052                 12,326           11,636
   3/98           13,709                 12,697           11,815
   6/98           13,791                 12,857           12,091
   9/98           13,197                 12,067           12,603
  12/98           13,869                 12,397           12,646
   3/99           14,082                 12,601           12,581
   6/99           14,004                 12,747           12,470
   9/99           13,812                 12,543           12,555
  12/99           14,341                 12,804           12,540
   3/00           14,479                 12,639           12,817
   6/00           14,551                 12,695           13,039
   9/00           14,871                 12,782           13,433
  12/00           14,465                 12,135           13,998
   3/01           14,859                 12,733           14,422
   6/01           14,782                 12,654           14,503
   9/01           14,180                 12,151           15,173
  12/01           15,010                 12,837           15,179
   3/02           15,089                 13,159           15,194
   6/02           14,585                 12,857           15,757
   9/02           14,264                 12,494           16,480
  12/02           14,950                 13,234           16,739

    ------------------------------------------------------------------
                                      Average Annual Return/3/
                                  (for the period ended 12/31/02)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/4/
    ------------------------------------------------------------------
    Lord Abbett Bond Debenture
--  Portfolio -- Class A       -0.39%  1.40% 2.75%        6.21%
                 Class B       -0.57%     --    --        0.33%
                 Class E           --     --    --       -1.03%
    ------------------------------------------------------------------
    Lehman Brothers Aggregate
--  Bond Index/1/              10.27% 10.10% 7.54%        8.03%
    ------------------------------------------------------------------
    Credit Suisse First Boston
- - High Yield Index/2/         3.11%  1.12% 1.44%        4.30%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/The Credit Suisse First Boston High Yield Index is representative of lower rated debt, including straight-preferred stocks.

/3"/Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.
/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception date Class E shares is 4/2/02 (not annualized). Index returns are based on an inception date of 5/1/96.

A NOTE ABOUT RISK: The Portfolio has the ability to invest up to 80% of total assets in debt securities, which may include high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. In addition, the Portfolio may invest up to 10% of gross assets at market value in debt securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio
                                                    For the year ended 12/31/02
Managed by Lord Abbett & Co.

Letter to Policyholders

--------------------------------------------------------------------------------

A primary factor adding relative and absolute value to your portfolio for the time period was stock selection in the healthcare sector. Boston Scientific Corp., a medical device maker, continued to build on strong returns based on testing and positive developments surrounding a new drug-coated stent product.

Performance was hurt by stock selection in the struggling utilities sector. Returns were generally negative for holdings in both the Portfolio and the index. A weak market for wholesale electricity has affected the sector as a whole, including performance of holding TECO Energy, Inc. Investors have shunned most utilities in the wake of the Enron collapse.

A contributor to outperformance for the time period was our relative underweight position in the technology sector. The Portfolio's only holding in this sector is Sybase, Inc., whose returns were against the industry grain. This software company's stock outpaced those represented in the Index. Our relative underweight position in this sector is in response to our research team's belief that the sector's risk/return profile is not consistent with our disciplined investment philosophy.

Detracting from portfolio performance for the time period was a relative underweight position in the financial services sector. In addition, a relative underweight position in the consumer staples sector was responsible for underperformance in relation to the benchmark.

In the producer durables sector, stock selection contributed to relative outperformance. Hubbell, Inc., a company that engineers, manufactures, and sells electrical and electronic products produced strong returns over the year adding to relative outperformance.

Outlook
Our investment philosophy remains focused on bottom-up stock selection in attractively valued stocks that have defined catalysts that we believe can enhance earnings. Though widespread negativity remains, we continue to believe the roots of a recovery are in place and expect the economy to recover in the next twelve to twenty-four months. This pending economic revival and a continued weakening dollar should create a favorable atmosphere for mid-cap stocks. Despite market turbulence, we believe there are significant opportunities in the mid-cap sector, and by using our value-driven, research-intensive methodology, we will attempt to capture as many as possible for our investors.

Edward von der Linde
Portfolio Manager
Lord, Abbett & Co.
Top Ten Holdings by Market Value
As of 12/31/02

                                                Percent of
                             Description Net Assets
                      ------------------------------------
                      Halliburton Co.              2.82%
                      ------------------------------------
                      Hubbell, Inc.                2.59%
                      ------------------------------------
                      Genuine Parts Co.            2.56%
                      ------------------------------------
                      PartnerRe, Ltd.              2.55%
                      ------------------------------------
                      SAFECO Corp.                 2.54%
                      ------------------------------------
                      Snap-On, Inc.                2.53%
                      ------------------------------------
                         XL Capital, Ltd.--Class A 2.45%
                      ------------------------------------
                      Pactiv Corp.                 2.42%
                      ------------------------------------
                           Georgia-Pacific Group 2.36%
                      ------------------------------------
                      EOG Resources Inc            2.35%
                      ------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                     [CHART]

Basic Materials     16.9%
Cyclical            21.8%
Energy              11.4%
Financial           17.2%
Industrial           7.4%
Non-Cyclical        17.7%
Technology           1.6%
Utilities            6.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio
                                                    For the year ended 12/31/02
Managed by Lord Abbett & Co.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                Lord Abbett Mid-Cap Value Portfolio, managed by
                    Lord, Abbett & Co., vs. Indices 1 and 2
                            Growth Based on $10,000+

                                     [CHART]

                 Lord Abbett        S&P 400        Russell Mid
                Mid-Cap Value    Mid-Cap/BARRA     Cap Growth
                  Portfolio       Value Index        Index
                -------------   --------------     -----------
 8/97             $10,000          $10,000          $10,000
 9/97              10,440           10,630           10,440
12/97              10,490           11,204           10,556
 3/98              11,361           12,306           11,697
 6/98              11,308           11,797           11,520
 9/98               9,383           10,169            9,813
12/98              10,606           11,727           11,623
 3/99              10,125           10,783           11,568
 6/99              11,829           12,392           12,824
 9/99              10,940           11,185           11,723
12/99              11,211           12,000           13,724
 3/00              12,366           12,752           15,129
 6/00              13,198           12,413           14,447
 9/00              14,890           14,033           15,429
12/00              17,139           15,341           14,877
 3/01              16,703           14,811           13,316
 6/01              17,659           16,497           14,585
 9/01              16,267           14,351           11,980
12/01              18,527           16,436           14,041
 3/02              19,674           18,068           14,638
 6/02              18,472           17,007           13,241
 9/02              15,754           13,864           10,905
12/02              16,802           14,775           11,768

    -------------------------------------------------------------------
                                      Average Annual Return/3/
                                   (for the period ended 12/31/02)
    -------------------------------------------------------------------
                               1 Year  3 Year 5 Year Since Inception/4/
-----------------------------------------------------------------------
    -------------------------------------------------------------------
    Lord Abbett Mid-Cap
--  Value Portfolio -- Class A  -9.31% 14.44% 9.88%       10.15%
                       Class B  -9.58%   --    --          0.38%
    -------------------------------------------------------------------
    S&P Mid-Cap 400/BARRA
--  Value Index/1/             -10.11%  7.18% 5.69%        7.47%
    -------------------------------------------------------------------
- - Russell Mid Cap Index/2/   -16.19% -5.04% 2.19%        3.07%
    -------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P Mid-Cap 400/BARRA Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended index is constructed by selecting the stocks in each index with high price-to-book ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/2/The Russell Mid Cap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The Index had a market capitalization range of approximately $10.8 billion to $1.3 billion. The Index does not include fees or expenses and is not available for direct investment.

/3"/Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Mid Cap Index returns are based on an inception date of 8/20/97. The S&P 400 Mid-Cap/BARRA Value Index returns are based on an inception date of 8/1/97.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in debt securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Developing Growth Portfolio
                                                    For the year ended 12/31/02
Managed by Lord Abbett & Co.

Letter to Policyholders

--------------------------------------------------------------------------------


2002 was a dismal year for the markets, with indexes across the board down sharply. Small cap benchmarks were generally in line with large cap benchmarks, although there was a sharp divergence between growth and value. Value benchmarks, while markedly lower in 2002, suffered only about half the losses seen by growth benchmarks.

Your portfolio underperformed for the year versus the Russell 2000 Index/1/ (the "Russell 2000") and outperformed the Russell 2000 Growth Index/2/. The principal detractor from relative performance was our underweight of the financial services industry. This sector is the benchmark's largest contributor: it constitutes nearly 24% of the Russell 2000's weight and had by far the strongest returns of any sector. Of the 850 basis points by which we underperformed the Russell 2000, the financial services sector cost us 560 basis points.

As a growth-oriented investor, it is difficult to maintain a high weighting in financial services stocks. Our underweight is driven by our belief that these names are not true "growth" vehicles, as well as our sense that they have achieved full valuations and are unlikely to continue to enjoy a positive macroeconomic backdrop. We continue to be underweight this sector, even versus our primary benchmark, the Russell 2000 Growth, which has an unusually high 17.6% weighting in this area. We are confident, however, that this positioning will benefit us in coming quarters as it began to near the end of 2002.

Our most significant contributor to relative performance last year was the healthcare industry. Our stock selection here--most notably our holdings of healthcare service names--helped performance throughout 2002. This sector added 60 basis points to relative performance.

While our growth bias caused us to underperform the broader Russell 2000 Index, we were able to outperform the Russell 2000 Growth Index. We were ahead of this benchmark by 200 basis points, with financial services again being our biggest detractor from relative performance, and healthcare and technology being our biggest contributors.

On the individual stock level, our biggest loser was SkillSoft Corp., an e-learning company that cost us 120 basis points. Our biggest contributor was Cray, Inc., a high-end computer systems developer, which added 70 basis points to the Portfolio.

Stephen J. McGruder
Portfolio Manager
Lord, Abbett & Co.

Top Ten Holdings by Market Value
As of 12/31/02

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Timberland Co.--Class A                     2.29%
              ---------------------------------------------------
              Quiksilver, Inc.                            2.17%
              ---------------------------------------------------
              Pharmaceutical Product Development, Inc.    2.00%
              ---------------------------------------------------
              Pacific Sunwear of California, Inc.         1.78%
              ---------------------------------------------------
              SICOR, Inc.                                 1.58%
              ---------------------------------------------------
              Matthews International Corp.--Class A       1.52%
              ---------------------------------------------------
              Medicis Pharmaceutical Corp.--Class A       1.44%
              ---------------------------------------------------
              Standard Pacific Corp.                      1.41%
              ---------------------------------------------------
              Intergraph Corp.                            1.38%
              ---------------------------------------------------
              Armor Holdings, Inc.                        1.37%
              ---------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

           [CHART]

Basic Materials     2.2%
Communications      2.9%
Cyclical           23.2%
Energy              4.1%
Financial           3.3%
Industrial          7.6%
Non-Cyclical       39.7%
Technology         16.9%
Utilities           0.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Developing Growth Portfolio
                                                    For the year ended 12/31/02
Managed by Lord Abbett & Co.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


              Lord Abbett Developing Growth Portfolio, managed by
                 Lord, Abbett & Co., vs. Russell 2000 Index/1/
                            Growth Based on $10,000+

                                     [CHART]

                             Lord Abbett Developing
        Russell 2000 Index      Growth Portfolio
        ------------------     ----------------------
 8/97        $10,000                 $10,000
 9/97         10,987                  11,190
12/97         10,619                  10,552
 3/98         11,687                  11,732
 6/98         11,143                  11,419
 9/98          8,897                   8,927
12/98         10,349                  11,248
 3/99          9,787                  11,509
 6/99         11,308                  13,020
 9/99         10,594                  12,289
12/99         12,548                  14,901
 3/00         13,437                  15,241
 6/00         12,929                  13,146
 9/00         13,072                  13,062
12/00         12,169                  12,089
 3/01         11,378                   9,987
 6/01         13,003                  11,614
 9/01         10,299                   8,962
12/01         12,471                  11,266
 3/02         12,968                  11,255
 6/02         11,885                   9,966
 9/02          9,342                   7,641
12/02          9,916                   8,000


    ---------------------------------------------------------------------
                                        Average Annual Return/3
                                    /(for the period ended 12/31/02)
    ---------------------------------------------------------------------
                                1 Year  3 Year  5 Year Since Inception/4/
    ---------------------------------------------------------------------
    Lord Abbett Developing
--  Growth Portfolio -- Class A -28.99% -18.73% -5.39%       -4.07%
                        Class B -29.14%      --     --      -10.20%
    ---------------------------------------------------------------------
- - Russell 2000 Index/1/       -20.48%  -7.55% -1.36%       -0.15%
    ---------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The Index had a market capitalization range of approximately $1.3 billion to $128 million. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Growth Index is an unmanaged index and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Index returns are based on an inception date of 8/20/97.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio
                                                    For the year ended 12/31/02
Managed by Lord Abbett & Co.

Letter to Policyholders

--------------------------------------------------------------------------------

Although your Portfolio returned negative performance for the year-to-date period, it outperformed relative to its growth benchmark. Over half of the sectors in the Russell Mid Cap Growth Index/1/ were down for the year. While the Russell Mid Cap Growth Index was very heavily technology-weighted, your Portfolio was underweight in technology. Solid stock selection and our decision to underweight the technology sector--due to weak fundamentals and high valuations--helped your relative returns for the year.

Your Portfolio benefited from strong stock selection and overweight relative to the benchmark in the healthcare sector. The consolidation occurring in several healthcare industries has pushed operating costs down in many instances. Drug price inflation has remained relatively high, benefiting both pharmaceutical companies and drug distributors who can charge higher prices. Another trend that has emerged in the pharmaceutical industry is the number of large branded drugs from large companies with expiring patents. As a result, select mid cap companies, many of which manufacture generic drugs that compete with branded drugs when their patents expire, have gained market share and evolved into more of a competitive threat.

In addition, our strong selection and overweight position in the financial services sector benefited the Portfolio in 2002. Our financial services holdings, many of which are insurance companies, have performed well as a result of strong pricing in the property and casualty, general liability, workers compensation and reinsurance segments.

Stock selection in the utilities, producer durables and consumer discretionary sectors detracted from performance for the year. Due to the uncertainty and volatility of consumer spending in certain industries within the consumer discretionary sector, the stock prices of several holdings in your portfolio were negatively impacted. In the producer durables sector, your Portfolio was affected by the sustained inactivity of corporate capital spending. The utilities sector detracted from performance primarily due to investor concerns that growth in the telecommunications and cable industries would slow moving forward.

In our opinion, the mid cap growth stock universe remains a very exciting and fertile place for investors to put money to work today in the stock market. With the Federal Reserve looking to keep rates steady, and with inflation remaining muted, today's exceptionally low interest rates will continue to encourage companies to expand. We believe the U.S. economy will continue to recover in 2003, although the recovery will take place in a very choppy pattern. We continue to be overweight healthcare and financial services stocks in particular due to their strong fundamental outlooks. Our overweight in financials is mostly in the insurance industry. We remain underweight technology due to generally poor fundamentals, but are closely monitoring the group looking for attractive valuation entry-points to invest in select, strong companies.

Kevin P. Ferguson
Steven J. McGruder
Frederic D. Ohr
Portfolio Managers
Lord, Abbett & Co.

Top Ten Holdings by Market Value
As of 12/31/02

                                                         Percent of
             Description                                 Net Assets
             ------------------------------------------------------
             New York Community Bancorp, Inc.               2.60%
             ------------------------------------------------------
             RenaissanceRe Holdings, Ltd.                   2.54%
             ------------------------------------------------------
             Caremark Rx, Inc.                              2.47%
             ------------------------------------------------------
             Anthem, Inc.                                   2.41%
             ------------------------------------------------------
             Affiliated Computer Services, Inc.--Class A    2.41%
             ------------------------------------------------------
             Teva Pharmaceutical Industries, Ltd. (ADR)     2.34%
             ------------------------------------------------------
             Willis Group Holdings, Ltd.                    2.33%
             ------------------------------------------------------
             Harman International Industries, Inc.          2.32%
             ------------------------------------------------------
             Boston Scientific Corp.                        2.21%
             ------------------------------------------------------
             BJ Services Co.                                2.11%
             ------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                     [CHART]


Communications                   4.9%
Financial                       15.0%
Non-Cyclical                    38.3%
Technology                       9.3%
Energy                          12.1%
Cyclical                        12.8%
Diversified                      1.2%
Industrial                       6.4%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio
                                                    For the year ended 12/31/02
Managed by Lord Abbett & Co.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


            Lord Abbett Growth Opportunities Portfolio, managed by
                    Lord, Abbett & Co., vs. Indices 1, 2, 3
                            Growth Based on $10,000+

                                     [CHART]


         Lord Abbett
           Growth       Russell Mid   Russell
        Opportunities    Cap Growth   Mid Cap      S&P Mid
          Portfolio        Index       Index    Cap 400 Index
        -------------   -----------   --------  ------------
 2/01     $10,000         $10,000     $10,000     $10,000
 3/01       8,440           7,729       9,003       9,591
 6/01       9,640           8,979       9,861      10,682
 9/01       7,710           6,483       8,100       9,293
12/01       8,930           8,237       9,493      10,643
 3/02       8,720           8,092       9,896      11,700
 6/02       7,800           6,614       8,952      11,013
 9/02       6,570           5,478       7,373       8,978
12/02       6,750           5,980       7,957       9,568

     -----------------------------------------------------------------
                                      Average Annual Return/4/
                                      (for the period ended 12/31/02)
     -----------------------------------------------------------------
                                      1 Year     Since Inception/5/
     -----------------------------------------------------------------
     Lord Abbett Growth Opportunities
--   Portfolio -- Class A             -24.25%         -18.69%
                  Class B             -24.41%         -18.82%
     -----------------------------------------------------------------
- -  Russell Mid Cap Growth Index/1/  -27.40%         -23.87%
     -----------------------------------------------------------------
--   Russell Mid Cap Index/2/         -16.19%         -11.42%
     -----------------------------------------------------------------
     S&P Mid-Cap 400/BARRA Value
---- Index/3/                         -10.10%          -2.56%
     -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Mid Cap Growth Index is an unmanaged index and measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell Mid Cap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The Index had a market capitalization range of approximately $10.8 billion to $1.3 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P Mid-Cap 400/BARRA Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended index is constructed by selecting the stocks in each index with high price-to-book ratios. Indicies cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. The Russell Mid Cap Growth Index and the Russell Mid Cap Index returns are based on an inception date of 2/12/01. The S&P Mid-Cap 400/BARRA Value Index returns are based on an inception date of 2/28/01.

A NOTE ABOUT RISK: The Portfolio invests primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion, which tend to be more volatile and can be less liquid than other types of stocks. Also, mid-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect portfolio performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio
                                                    For the year ended 12/31/02
Managed by Lord Abbett & Co.

Letter to Policyholders

--------------------------------------------------------------------------------

Strong stock selection in the consumer discretionary sector benefited the Portfolio throughout the year. In particular, retail holdings gained on positive earnings reports during 2002, while media stocks benefited from an expected strengthening of advertising sales. Within the industrials sector, an aerospace & defense company holding aided year-to-date performance, as defense spending increased early in the year, as a result of international conflicts. Additionally, several transportation stocks within this sector have gained on optimism that the economic recovery is underway. In the utilities sector, strong stock selection added to quarterly performance as several electrical companies increased from improving earnings prospects.

Select stocks within the health care sector hurt relative performance. In particular, a pharmaceutical holding suffered after the company issued a profit warning, due largely to the company's patent expiration for its top-selling prescription allergy drug. Stock selection in the information technology sector also detracted from performance for the year. Many technology companies experienced slow demand during the year as a result of muted capital spending. Select consumer staples stocks had a negative impact on performance over the year. Particularly, a food and drug retailer experienced a stock price decline after the company forecast lower earnings for 2003, citing a soft economy and rising costs.

While the end of 2002 has brought another down year in the equity market, we believe the groundwork is laid for a positive 2003. We expect the corporate profit cycle, which showed momentum in the latter part of 2002, to continue to increase, and we expect strong consumer spending to support the economic recovery. Subsequently, we will continue to maintain a cyclical bias in the Portfolio--focusing on retail, transportation and basic material stocks. Going forward, we will remain steadfast to the disciplined investment process and philosophy that has guided our firm for over seventy years and we feel, despite market volatility, we can continue to offer attractive investment opportunities for our clients.

W. Thomas Hudson Jr. Portfolio Manager Lord, Abbett & Co.

Top Ten Holdings by Market Value
As of 12/31/02

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Exxon Mobil Corp.                     4.18%
                 ---------------------------------------------
                 Deere & Co.                           2.76%
                 ---------------------------------------------
                 Citigroup, Inc.                       2.73%
                 ---------------------------------------------
                 American International Group, Inc.    2.29%
                 ---------------------------------------------
                 Target Corp.                          2.29%
                 ---------------------------------------------
                 Walt Disney Co.                       2.22%
                 ---------------------------------------------
                 Mellon Financial Corp.                2.16%
                 ---------------------------------------------
                 Apple Computer, Inc.                  2.06%
                 ---------------------------------------------
                 Xerox Corp                            1.99%
                 ---------------------------------------------
                 Verizon Communications, Inc.          1.97%
                 ---------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                     [CHART]


Industrial                      17.6%
Cyclical                        15.5%
Financials                      20.2%
Non-Cyclical                    11.6%
Basic Materials                 10.1%
Communications                  10.0%
Technology                       5.1%
Utilities                        3.5%
Energy                           6.4%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio
                                                    For the year ended 12/31/02
Managed by Lord Abbett & Co.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


              Lord Abbett Growth and Income Portfolio, managed by
                     Lord Abbett & Co., vs. Indices 1 and 2
                            Growth Based on $10,000+

                                     [CHART]

       S&P Mid-Cap 500/BARRA   Lord Abbett Growth
           Value Index         & Income Portfolio        S&P 500 Index
          --------------       ------------------        -------------
12/89        $10,000                $10,000                10,000
 3/90          9,922                 10,160                 9,908
 6/90         10,152                 10,510                10,531
 9/90          8,831                  9,350                 9,084
12/90          9,511                 10,291                 9,898
 3/91         10,706                 11,504                11,335
 6/91         10,744                 11,504                11,309
 9/91         11,213                 12,115                11,914
12/91         11,656                 13,074                12,913
 3/92         11,706                 13,434                12,587
 6/92         12,211                 13,772                12,826
 9/92         12,419                 14,099                13,230
12/92         12,883                 15,106                13,897
 3/93         14,073                 16,066                14,504
 6/93         14,467                 16,288                14,575
 9/93         15,215                 16,941                14,951
12/93         15,279                 17,344                15,298
 3/94         14,779                 16,738                14,718
 6/94         14,917                 17,067                14,780
 9/94         15,299                 18,017                15,503
12/94         15,182                 17,826                15,500
 3/95         16,646                 19,579                17,009
 6/95         18,096                 20,939                18,634
 9/95         19,536                 22,103                20,115
12/95         20,800                 23,141                21,326
 3/96         22,129                 24,356                22,471
 6/96         22,583                 24,766                23,480
 9/96         23,179                 25,707                24,205
12/96         25,374                 27,642                26,224
 3/97         25,821                 28,259                26,927
 6/97         29,557                 32,252                31,628
 9/97         32,267                 34,443                33,997
12/97         32,984                 34,441                34,973
 3/98         36,793                 38,060                39,852
 6/98         36,985                 37,866                41,167
 9/98         32,210                 33,223                37,071
12/98         37,824                 38,879                44,967
 3/99         38,902                 39,990                47,206
 6/99         43,104                 44,584                50,534
 9/99         39,130                 41,026                47,376
12/99         42,639                 45,319                54,426
 3/00         42,738                 45,130                55,672
 6/00         40,904                 44,336                54,191
 9/00         44,508                 47,921                53,665
12/00         45,233                 51,971                49,463
 3/01         42,279                 47,127                43,597
 6/01         44,144                 49,814                46,148
 9/01         36,993                 42,989                39,373
12/01         39,937                 48,973                43,582
 3/02         40,464                 50,927                43,704
 6/02         36,155                 45,397                37,848
 9/02         36,155                 36,408                31,308
12/02         36,155                 40,184                33,950

    -----------------------------------------------------------------------
                                         Average Annual Return/3/
                                     (for the period ended 12/31/02)
    -----------------------------------------------------------------------
                                                                           Since
                                1 Year  3 Year  5 Year 10 Year Inception/4/
    -----------------------------------------------------------------------
    Lord Abbett Growth and
--  Income Portfolio -- Class A -17.95%  -3.92%  3.14% 10.28%    11.24%
                        Class B -18.12%      --     --     --    -7.17%
    S&P Mid-Cap 500/BARRA
--  Value Index/1/              -20.85%  -9.50% -0.85%  9.39%     9.21%
- - S&P 500 Index/2/            -22.10% -14.55% -0.59%  9.34%     9.81%
    -----------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P Mid-Cap 500/BARRA Value Index consists of 500 domestic stocks chosen for market size, liquidity, and industry group representation. The blended index is constructed by selecting the stocks in each index with high price-to-book ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.
/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/1/89.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in debt securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio
                                                    For the year ended 12/31/02
Managed by Janus Capital Management LLC

Letter to Policyholders

--------------------------------------------------------------------------------

The markets started the year with a bounce off the lows that followed the September 11 terrorist attacks. Stocks lost steam in the second and third quarters, however, amid fears of new attacks, ongoing corporate scandals and a lackluster economy.

A "relief rally" managed to develop in the fourth quarter as news of corporate misconduct faded from the headlines and the threat of potential bankruptcies receded. Technology and telecommunications shares enjoyed a welcomed bounce in October and November as a result, providing a strong tailwind for many stocks. In December, however, equities gave back some of those long-awaited gains.

Meanwhile, unemployment reached an eight-year high of 6%, signaling that a rebound in underlying demand had yet to materialize. This, in turn, heightened concern that consumers, whose confidence in the economy plunged sharply at year-end, would curtail their spending after being so resilient for most of the year. Preliminary holiday sales figures, as well as recent automobile sales data, seemed to bear this out. And while home sales stayed on track to top last year's record, pockets of regional weakness emerged.

Business spending, which the Federal Reserve pointed to as a necessary catalyst for a healthy economic recovery, remained anemic for the year as well. To spur corporate investment and sustain the economy through its current "soft spot," in November central bankers surprised investors by cutting short-term interest rates a half-point to 1.25%, the lowest in over 40 years. The Portfolio declined against this backdrop and ended the year trailing its benchmark, the S&P 500 Index/1/. I am not pleased with this performance and find little solace in the fact that the investing environment has been particularly difficult during the bear market of the last three years.

Though it saw a nice bounce in October and November along with many technology names, Maxim Integrated Products, Inc. ("Maxim"), a leading manufacturer of analog and mixed-signal semiconductors, detracted from our performance. Nonetheless, our research shows that the company's broad product line gives it exposure to diverse areas of the economy, which has insulated it somewhat from a record slump in chip sales. Also working in Maxim's favor is the fact that its earnings are less dependent on "turns" orders, or those placed and shipped within the quarter, than its peers. Equally important, Maxim has successfully managed through the two-year downturn by keeping close tabs on its customers' inventory levels and distribution channels, enabling it to forecast profit growth despite an outlook for flat revenues.

Shares of Harley-Davidson, Inc. also lagged as weak holiday retail sales were reported. Nonetheless, the motorcycle manufacturer continued to enjoy strong demand for its bikes, parts and accessories as it entered its 100/th/ anniversary celebration. The company's push into financing of motorcycles sales also successfully boosted profits with a 10% to 12% growth in annual motorcycle sales.

A major disappointment during the year was Tenet Healthcare Corp. ("Tenet"). The hospital operator's stock plunged when federal agents raided one of its California facilities as part of an investigation into allegations of unnecessary surgeries and possible billing fraud. Further pressuring the stock were questions surrounding the higher-than-average percentage of revenues the company derives from Medicare "outlier" payments, which cover expenses above normal Medicare reimbursement rates. Later, the government announced it would revise its compensation policy for outliers. Tenet decided to overhaul its pricing guidelines as well and consequently cut its 2003 earnings forecast. With the company under a growing cloud of negative sentiment, we elected to liquidate our Tenet holdings.

Despite Tenet's missteps, the healthcare industry performed well for most of the year as demand for medical products and services was unhindered by the slower economy. Consequently, Zimmer Holdings, Inc., a manufacturer of reconstructive orthopedic implants, rose as it benefitted from strong demand for its minimally invasive knee- and hip-replacement products. Since being spun off from Bristol-Myers Squibb Co., the company has focused on streamlining its manufacturing processes and strengthening its international sales organization.

Two new names that also gained ground were Whole Foods Market, Inc. ("Whole Foods") and Avon Products, Inc. ("Avon"). Whole Foods, which owns a chain of natural and organic foods supermarkets, has grown as people become increasingly aware of the benefits of eating organic products and improving the safety and quality of the foods they consume. Whole Foods has continued to expand its store base while showing better-than-expected sales from existing locations open at least a year. Together, these factors helped the company boost earnings in its most recent quarter.

Avon, best known as a global manufacturer and marketer of cosmetics and toiletries, first attracted our attention when our research uncovered an impressive upward trend in sales. Key to this growth is a recent reorganization of Avon's sales force that focuses on leadership. Senior sales people are responsible for recruiting and training new representatives, which has led to rapid expansion of the company's sales personnel--and, ultimately, robust sales growth. International sales, especially in Latin America, have been particularly strong despite the devaluation of Argentina's currency and political turmoil in Brazil. In addition to reorganizing its sales force, Avon is cutting costs by eliminating redundant manufacturing facilities and consolidating distribution centers. All in all, Avon has won our confidence as the company's customers continue to purchase its reasonably priced cosmetics and skin care products, even in recessionary times.

Going forward, with business inventories and interest rates at very low levels and demand no longer deteriorating, I am more optimistic as we head into 2003. Signs the economy is improving, however, likely will be tempered by ongoing fears of a U.S. invasion of Iraq. Given that, the market could be in for a choppy period. Our strategy, therefore, is to look beyond the fear and noise and use it as an opportunity to buy attractively valued stocks.

Claire Young
Portfolio Manager
Janus Capital Management LLC

--------------------------------------------------------------------------------

Top Ten Holdings by Market Value
As of 12/31/02

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Medtronic, Inc.                          3.16%
                ------------------------------------------------
                Maxim Integrated Products, Inc.          2.96%
                ------------------------------------------------
                Avon Products, Inc.                      2.92%
                ------------------------------------------------
                Harley-Davidson, Inc.                    2.84%
                ------------------------------------------------
                Pactiv Corp.                             2.49%
                ------------------------------------------------
                Pfizer, Inc.                             2.41%
                ------------------------------------------------
                Whole Foods Market, Inc.                 2.29%
                ------------------------------------------------
                Federal National Mortgage Association    2.10%
                ------------------------------------------------
                General Dynamics Corp.                   2.03%
                ------------------------------------------------
                Goldman Sachs Group, Inc.                2.03%
                ------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio
                                                    For the year ended 12/31/02
Managed by Janus Capital Management LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                 Janus Aggressive Growth Portfolio, managed by
              Janus Capital Management LLC, vs. S&P 500 Index/1/
                            Growth Based on $10,000+

               [CHART]

                            Janus Aggressive
          S&P 500 Index     Growth Portfolio
          -------------     ----------------
 2/01        $10,000            $10,000
 3/01          9,298              7,970
 6/01          9,842              8,300
 9/01          8,397              6,220
12/01          9,295              7,400
 3/02          9,321              7,430
 6/02          8,072              6,260
 9/02          6,677              5,250
12/02          7,241              5,341

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

         [CHART]

Communications   10.3%
Cyclical         13.6%
Energy            5.0%
Financial        16.5%
Industrial       18.8%
Non-Cyclical     31.3%
Technology        4.5%

    --------------------------------------------------------
                            Average Annual Return/2/
                            (for the period ended 12/31/02)
    --------------------------------------------------------
                            1 Year     Since Inception/3/
    --------------------------------------------------------
    Janus Aggressive Growth
--  Portfolio -- Class A         --         -27.78%
          Class B           -27.83%         -28.31%
    --------------------------------------------------------
- - S&P 500 Index/1/        -22.10%         -15.81%
    --------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Index returns are based on an inception date of 2/28/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio
                                                    For the year ended 12/31/02
Managed by Massachusetts Financial Services Company

Letter to Policyholders

--------------------------------------------------------------------------------


Dear Shareholders,
For the 12 months ended December 31, 2002, the Class B shares of the Portfolio provided a total return of -44.04%. This compares to the return of -27.40% over the same period for the Portfolio's benchmark, the Russell MidCap Growth Index/1/ (the "Russell Index"). The Russell Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values.

An unfavorable market environment
Despite a fourth-quarter rally, 2002 was a challenging year for stock investors, with most equity indices posting double-digit declines. Fundamentals--key business factors such as earnings, profits, and cash flow--deteriorated in almost all industries. Business spending virtually evaporated as companies, having failed to reach their own sales targets, postponed spending on new plants, equipment, and hiring. Corporate accounting scandals, as well as geopolitical uncertainty in Iraq and North Korea, added to the market's woes.

Detractors from performance
Most of the Portfolio's underperformance occurred in the first half of the period, when we held a number of very large positions in stocks that fell dramatically. Until late in 2001, a strategy of holding large positions in stocks in which we had long-term confidence had worked well for the series; in the first half of 2002, however, that strategy worked against us. The prices of many key holdings collapsed, including technology stocks VeriSign, Inc. and Citrix Systems, Inc., business services firm CSG Systems International, Inc., telecom company American Tower Corp., and health care firms Cytyc Corp. and Genzyme Corp.

As mentioned in the Portfolio's June 2002 semiannual report, the management team and the strategy of the Portfolio were changed in June. We began a transition to a more diversified and less concentrated portfolio, with more companies represented in the series and smaller positions in individual companies. By the end of the year, the transition had been completed, and we believe in 2003 investors will see how this new strategy will perform.

Bright spots in a difficult year
In the first half of the period, one of the few areas that benefited performance was our large energy position. After President Bush made his "axis of evil" speech, we believe the market began to price in a war premium, and energy stocks rose. We sold into that strength and took some profits.

In the latter half of the period, we began to see benefits from diversifying into some relatively new areas for the Portfolio. In property and casualty insurance and in advertising-sensitive media, which we view as cyclical industries, we invested in what our research indicated were upturns in the business cycle. Insurance firms benefited from price increases, after many years in which competition had cut pricing to unprofitable levels. After falling off in the recession, advertising spending by corporations began to recover in 2002; this helped the stocks of media firms whose revenues come largely from ad sales, including broadcasters and newspaper publishers.

Our increased diversification across the health care sector, with new holdings in the biotechnology and medical device areas, also aided relative performance.

Looking ahead
We have taken a relatively diversified approach entering the New Year, positioning the Portfolio broadly across industries. We anticipate a modest economic recovery throughout the year. However, we expect the market will remain volatile and uncertain through the first half, due to conflicting economic data showing the economy as weak by some measures and strong by other indications. We expect continued uncertainty over Iraq may also hold back any dramatic market advance. We hope to take advantage of this near-term market volatility to continue developing our positions, especially in more traditional growth areas such as technology, retail, and business services.

Respectfully,
David E. Sette-Ducati
Eric Fischman
Portfolio Managers
Massachusetts Financial Services Company

Note to investors: In June 2002, David E. Sette-Ducati became lead manager of the portfolio, and Eric Fischman became a manager of the portfolio, replacing Mark Regan. Mr. Sette-Ducati had previously worked with Mr. Regan as a manager of the portfolio.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/02

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               McGraw-Hill Companies, Inc.               1.99%
               -------------------------------------------------
               EchoStar Communications Corp.--Class A    1.91%
               -------------------------------------------------
               Caremark Rx, Inc.                         1.78%
               -------------------------------------------------
               Mylan Laboratories, Inc.                  1.72%
               -------------------------------------------------
               Cytyc Corp.                               1.62%
               -------------------------------------------------
               Sungard Data Systems, Inc.                1.58%
               -------------------------------------------------
               Guidant Corp.                             1.58%
               -------------------------------------------------
               Medimmune, Inc.                           1.55%
               -------------------------------------------------
               Peoplesoft, Inc.                          1.53%
               -------------------------------------------------
               Genzyme, Corp.                            1.50%
               -------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02
          [CHART]

Non-Cyclical        32.8%
Communication       18.1%
Cyclical            14.9%
Technology          11.5%
Financial            9.3%
Industrial          11.4%
Energy               1.5%
Basic Materials      0.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio
                                                    For the year ended 12/31/02
Managed by Massachusetts Financial Services Company

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                   MFS Mid Cap Growth Portfolio, managed by
 Massachusetts Financial Services Company, vs. Russell Mid Cap Growth Index/1/
                            Growth Based on $10,000+

                                     [CHART]


             Russell Mid              MFS Mid
            Cap Growth Index     Cap Growth Portfolio
            ----------------    --------------------
 2/01          $10,000               $10,000
 3/01            7,729                 7,950
 6/01            8,980                 9,500
 9/01            6,483                 6,570
12/01            8,238                 8,340
 3/02            8,092                 7,701
 6/02            6,614                 5,340
 9/02            5,478                 4,350
12/02            5,981                 4,668

    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                    (for the period ended 12/31/02)
    ----------------------------------------------------------------
                                    1 Year     Since Inception/3/
    ----------------------------------------------------------------
    MFS Mid Cap Growth
    Portfolio -- Class A            -44.00%         -35.52%
--               Class B            -44.04%         -33.25%
                 Class E            -44.05%         -32.66%
    ----------------------------------------------------------------
- - Russell Mid Cap Growth Index/1/ -27.40%         -23.87%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Mid Cap Growth Index is an unmanaged index and measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio
                                                    For the year ended 12/31/02
Managed by Massachusetts Financial Services Company

Letter to Policyholders

--------------------------------------------------------------------------------


Management Review and Outlook
For the 12 months ended December 31, 2002, the Portfolio Class B shares provided a total return of -11.80%. This compares with the return over the same period of -15.65% for the Portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index/1/. Over the same period, the average international portfolio tracked by Lipper, Inc. returned -16.67%.

For the third year in a row, equity markets finished on a down note. The year was marked by volatile markets worldwide, corporate accounting scandals, and lack of corporate spending, as well as concerns about Iraq and North Korea. The series outperformed its benchmark index because of the opportunities our analysts uncovered.

Benefits from financials and consumer staples
Financials, consumer staples, and selected stocks helped performance through much of the year. In financials, we favored local, consumer-based banks and avoided the large money center banks that typically have exposure to stock markets, which were depressed for the year. The Royal Bank of Scotland Group Plc is a good example of the type of bank stock we owned. The bank's earnings grew as it continued to realize benefits from cost cutting initiatives related to its recent acquisitions and consumer loan business. Another bank, Alliance & Leicester Plc also helped performance in the third quarter because of stronger than expected earnings growth related to the strong U.K. mortgage market.

Consumer staples helped the Portfolio's performance throughout the year. These companies are defensive in nature and do well in difficult markets. The Portfolio's holdings in this area included Uni-Charm Corp., a Japanese diaper maker, and Reckitt Benckiser Plc, a British household products manufacturer.

In the leisure sector, a U.K.-based publisher, Reed Elsevier Plc, was also representative of the types of companies we owned during 2002. The firm generated good revenues and reliable earnings streams from its educational textbooks, scientific journals, and its Lexis Nexis database.

Disappointments in health care
The largest detractor from performance was our overweight position in the health care industry, particularly in pharmaceutical companies. Some of the companies' stocks suffered due to expiring patent protection of a number of their drugs, increasing patent challenges from generic drug companies, and not getting the approval required for the public release of new drugs. For example, the stock price of French pharmaceutical company, Aventis S.A., dropped as a result of investor concerns regarding the potential for generic competition on Allegra, its popular allergy medication. Fresenius Medical Care AG, which runs dialysis centers and is a manufacturer of dialysis products, was another health disappointment. The company introduced a new dialysis procedure in its U.S. centers that was costly to implement and required lengthy training.

Opportunities in emerging markets
Our holdings in emerging markets such as South Korea helped investment performance throughout the year. Standouts included Samsung Electronics and Hyundai Motor Co. Samsung, the world's third largest chipmaker, rose during the beginning of the year on hopes of a semiconductor recovery. Earnings at Hyundai Motor Co. rose as a result of improved manufacturing efficiencies and strong auto sales.

We  continue to find opportunities in emerging market stocks for three reasons.
    1. In our view, they are attractively valued. Many are trading at approximately a 50% discount to their counterparts in developed countries.
    2. The current low interest rate environment gives firms in these countries easier, less expensive access to capital.
    3. They provide excellent diversification because their performance does not move in step with developed markets.

Outlook
We remain cautiously optimistic about the prospects for global equity markets in 2003. In our view, worldwide monetary and fiscal policies are more accommodative now than perhaps they have ever been. Across the globe stock prices have become more reasonable. Companies everywhere continue to restructure and cut costs to improve their strength and competitiveness.

Although economic and geopolitical concerns about Iraq and North Korea hang over the markets, we believe our focus on bottom-up, fundamental research will enable us to find good companies with good prospects. We believe that 2003 should be a better year for equity investors.

Team managed
Note to investors: The Portfolio is managed by a committee of MFS equity Research Analysts. David Antonelli monitors overall Portfolio management. Mr. Antonelli had previously managed the Portfolio independently.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/02

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  BP Plc (ADR)                        4.04%
                  -------------------------------------------
                  Royal Bank of Scotland Group Plc    3.61%
                  -------------------------------------------
                  Novartis AG                         3.03%
                  -------------------------------------------
                  Aventis S.A.                        2.44%
                  -------------------------------------------
                  Tokyo Gas Co., Ltd.                 2.35%
                  -------------------------------------------
                  Sanofi-Synthelabo S.A.              2.34%
                  -------------------------------------------
                  Diageo Plc                          2.29%
                  -------------------------------------------
                  Unilever N.V.                       2.08%
                  -------------------------------------------
                  Total Fina Elf S.A.                 1.96%
                  -------------------------------------------
                  Reed Elsevier Plc                   1.93%
                  -------------------------------------------

--------------------------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 12/31/02

                                     [CHART]

United Kingdom  26.9%
Japan           19.1%
Others          13.5%
France          10.0%
Switzerland     10.5%
Netherlands      7.7%
Germany          4.8%
Spain            2.6%
Australia        2.6%
Canada           2.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio
                                                    For the year ended 12/31/02
Managed by Massachusetts Financial Services Company

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

               MFS Research International Portfolio, managed by
        Massachusetts Financial Services Company, vs MSCI EAFE Index/2/
                            Growth Based on $10,000+

                                     [CHART]

           MSCI EAFE*  MFS Research International
             Index           Portfolio
           ---------   --------------------------
 2/01       $10,000             $10,000
 3/01         8,991               8,830
 6/01         8,913               9,150
 9/01         7,669               8,040
12/01         8,205               8,486
 3/02         8,251               8,516
 6/02         8,092               8,375
 9/02         6,499               7,154
12/02         6,920               7,484

    -----------------------------------------------------------
                               Average Annual Return/3/
                               (for the period ended 12/31/02)
    -----------------------------------------------------------
                                                Since
                               1 Year        Inception/4/
    -----------------------------------------------------------
    MFS Research International
    Portfolio -- Class A       -11.52%         -13.35%
--        Class B              -11.80%         -14.25%
          Class E              -11.65%          -6.83%
    -----------------------------------------------------------
- - MSCI EAFE Index/2/         -15.65%         -17.74%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Lipper, Inc., a Reuters company, is a global leader in supplying mutual fund information, analytical tools, and commentary. Lipper's benchmarking provides the trusted guidepost to asset managers, fund companies, financial intermediaries, traditional media, websites, and individual investors.

/2/The Morgan Stanley Capital International Europe, Australia and Far East (MSCI
EAFE) Index is an unmanaged index and is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio
                                                    For the year ended 12/31/02
Managed by OppenheimerFunds, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------

While, of course, we would have preferred to provide positive performance and our recent one-year returns (for the year ended 12/31/02) have suffered under tough market conditions, the Portfolio continues to provide investors with strong long-term performance.

During 2002, equity markets were buffeted by conflicting economic and political forces. Although we began to see indications that the U.S. economy was emerging from recession, the pace of recovery proved slower than forecast. As a result, a wide variety of companies in various industries and market sectors failed to meet earnings and revenue expectations. The war on terrorism and conflict in the Middle East exacerbated concerns regarding the pace of U.S. economic growth and introduced an added level of uncertainty into the economic equation. Furthermore, highly publicized accounting debacles at several prominent corporations undermined confidence in the accuracy of financial statements. These conditions combined to drive stock prices broadly lower during most of the period. Despite these problems, markets rallied during the last quarter of the year as improving economic indicators (as well as hopes for dividend taxation relief and tort reform) led many investors to anticipate improving profit growth in 2003.

Throughout the period, our investment strategy remained consistently focused on seeking individual stocks that we believed offered good growth potential at a reasonable price. In light of the volatile market conditions that prevailed, defensive stocks provided the Portfolio's best returns. Most significantly, the Portfolio benefited from our relatively large exposure to government sponsored financial agencies that offered predictable earnings and relatively little risk, an investment profile that served them well during the period. We generated above-average returns with investments in a variety of energy companies, particularly among drillers and other industry service companies that benefited from rising oil and gas prices and increasing demand. The Portfolio also enjoyed good returns in the consumer staples area.

On the other hand, declines in technology stocks hurt the Portfolio's performance. We lost ground primarily due to weakness within the semiconductor industry, an area in which we gradually increased the Portfolio's holdings during the period. That's because we believed--and continue to believe--that this area is likely to be among the earliest and strongest beneficiaries of improving economic fundamentals. The bulk of the Portfolio's technology holdings remained diversified among core technology names, such as Microsoft, and Dell Computer, which are gaining market share.

Looking ahead, we continue to see favorable prospects for growth. Although markets have been slow to respond to the improving economic environment of late, business fundamentals have firmed in many industries, and appear poised for recovery in others. As a result, we have slowly shifted the Portfolio's holdings to emphasize stocks we believe are most likely to benefit from reasonably strong economic growth in the coming months. For example, we have trimmed our holdings in traditionally defensive areas, such as health care, and cautiously increased exposure in more aggressive areas, such as technology. At the same time, we remain fully committed to a balanced investment approach that seeks growth opportunistically with sensitivity to valuations.

To put it another way, we have chosen to place slightly greater emphasis on the kinds of stocks we believe are most likely to benefit from prevailing conditions. Nevertheless, we continue to invest one company at a time, allocating the Portfolio's assets among a broadly diversified selection of stocks that we believe offer good prospects for growth at a reasonable price. It is this disciplined approach that has served our investors so well in the past.

Jane Putnam
Portfolio Manager
OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/02

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   Microsoft Corp.                  4.30%
                   -----------------------------------------
                   Viacom, Inc.--Class B            3.69%
                   -----------------------------------------
                      Comcast Corp.--Class A Special 3.10%
                   -----------------------------------------
                   Citigroup, Inc.                  2.36%
                   -----------------------------------------
                   AOL Time Warner, Inc.            2.18%
                   -----------------------------------------
                         Anheuser-Busch Co., Inc. 2.11%
                   -----------------------------------------
                   Nokia Oyj (ADR)                  1.93%
                   -----------------------------------------
                   Pfizer, Inc.                     1.92%
                   -----------------------------------------
                        McGraw-Hill Companies, Inc. 1.82%
                   -----------------------------------------
                   Exxon Mobil Corp.                1.79%
                   -----------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

         [CHART]

Basic Materials    3.1%
Communications    24.4%
Cyclical          10.9%
Energy             7.8%
Financial         16.8%
Industrial         9.7%
Non-Cyclical      17.4%
Technology         9.1%
Utilities          0.8%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio
                                                    For the year ended 12/31/02
Managed by OppenheimerFunds, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


            Oppenheimer Capital Appreciation Portfolio, managed by
                 OppenheimerFunds, Inc., vs. S&P 500 Index/1/
                            Growth Based on $10,000+

               [CHART]

        Oppenheimer Capital
      Appreciation Portfolio     S&P 500 Index
      -----------------------    -------------
 2/01         $10,000               $10,000
 3/01           8,740                 9,298
 6/01           9,350                 9,842
 9/01           7,750                 8,397
12/01           8,573                 9,295
 3/02           8,314                 9,321
 6/02           7,023                 8,072
 9/02           6,013                 6,677
12/02           6,453                 7,241

         ------------------------------------------------------------------
                                           Average Annual Return/2/
                                           (for the period ended 12/31/02)
         ------------------------------------------------------------------
                                           1 Year     Since Inception/3/
         ------------------------------------------------------------------
         Oppenheimer Capital
         Appreciation Portfolio -- Class A     --          -24.47%
  --                  Class B              -24.73%         -20.74%
         ------------------------------------------------------------------
  - -    S&P 500 Index/1/                  -22.10%         -15.81%
         ------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/28/01.

Holdings are subject to change. The Portfolio's investment strategies and focus can change from time to time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Money Market Portfolio
                                                    For the year ended 12/31/02
Managed by Pacific Investment Management Company LLC

Letter to Policyholders

--------------------------------------------------------------------------------

Major market trends affecting the Portfolio's performance

In 2002, money market securities provided safety and stability in an otherwise difficult period for financial assets.

Whereas the first quarter hinted at signs of a recovery, the second and third quarters were characterized by a growing loss of confidence in financial markets. Outrage over the expanding list of companies caught up in accounting scandals and corporate governance abuses cast a pall over the stock market. Sluggish global growth and anxiety over a potential war with Iraq spawned a flight to quality.

Investors' risk appetites began to revive in the fourth quarter, calming the financial market turmoil that produced a flight to safe assets in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and European policymakers would protect the global economy against the risks of deflation. U.S. monetary policy remained accommodative as the Federal Reserve lowered the Federal Funds rate to 11/4 percent in the fourth quarter.

Other factors attributed to the Portfolio's positive/negative performance vs. the benchmark

In 2002, the Met Investors Series Trust PIMCO Money Market Portfolio performed in line with its benchmark, the Salomon 3-Month Treasury Bill Index/1/.

The Portfolio maintained a AAA credit rating by investing in high quality short-term securities; holdings remained very liquid, which helped to protect principal. Holdings of top quality commercial paper and short-term corporate and agency securities offered relatively attractive yields and boosted performance.

Market/Portfolio outlook

The global economy is in transition; U.S. fiscal and monetary stimulus will reduce near term deflation risk and shift the global economy toward reflation over the long term. Moderate growth, mild inflation and range-bound interest rates will prevail in 2003; over the next few years inflation will rise to highs of 3-4 percent and rates will trend upward. This transition will not mean a bear market for money market securities, which will still offer attractive yields and low volatility.

We will seek to generate an attractive yield by using high-quality domestic and yankee commercial paper as core investments; these securities offer higher potential returns than Treasury bills. The Portfolio will maintain a AAA credit rating by investing in liquid securities that provide principal protection for the Portfolio. We will retain a modest allocation to short maturity corporate issues and floating rate notes to enhance portfolio yield; these securities pose minimal interest rate and credit risk.

Paul A. McCulley
Portfolio Manager
Pacific Investment Management Company, LLC

Top Ten Holdings by Market Value
As of 12/31/02

                                                          Percent of
            Description                                   Net Assets
            --------------------------------------------------------
            Abbott Laboratories                              3.58%
            --------------------------------------------------------
            Washington Post Co.                              3.26%
            --------------------------------------------------------
            Forenings Sparbanken AB                          3.18%
            --------------------------------------------------------
            CDC Commercial Paper, Inc.                       3.11%
            --------------------------------------------------------
            GlaxoSmithkline Finance Plc (1.30%, 01/06/03)    3.11%
            --------------------------------------------------------
            UBN (Delaware) Inc.                              3.11%
            --------------------------------------------------------
            KFW International Finance, Inc.                  3.11%
            --------------------------------------------------------
            Svenska Handelsbanken AB                         3.11%
            --------------------------------------------------------
            Rabobank Nederland NV                            3.11%
            --------------------------------------------------------
            Toyota Motor Credit Corp.                        3.11%
            --------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/02
               [CHART]

Commercial Papers                     85.6%
Corporate Notes                        8.6%
U.S. Government & Agency               5.6%
Repurchase Agreement                   0.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Money Market Portfolio
                                                    For the year ended 12/31/02
Managed by Pacific Investment Management Company, LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                   PIMCO Money Market Portfolio, managed by
 Pacific Investment Management Company, LLC, vs. Salomon 3-Month Treasury Bill
                                    Index/1/
                            Growth Based on $10,000+
         [CHART]

         Fund          Benchmark
       ---------       ---------
2/01    $10,000         $10,000
3/01    $10,060         $10,060
6/01    $10,157         $10,168
9/01    $10,235         $10,260
12/01   $10,282         $10,327
3/02    $10,310         $10,372
6/02    $10,341         $10,418
9/02    $10,368         $10,463
12/02   $10,393         $10,504


    ------------------------------------------------------------------------
                                            Average Annual Return/2/
                                            (for the period ended 12/31/02)
    ------------------------------------------------------------------------
                                            1 Year     Since Inception/3/
    ------------------------------------------------------------------------
    PIMCO Money Market Portfolio -- Class A    --            1.31%
--                                  Class B 1.09%            2.07%
    ------------------------------------------------------------------------
- - Salomon 3-Month Treasury Bill Index/1/  1.70%            2.62%
    ------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/Salomon 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 1/2/02 (not annualized). Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/28/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio
                                                    For the year ended 12/31/02
Managed by Pacific Investment Management Company LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Major market trends affecting the Portfolio's performance
While 2002 was a relatively difficult period for financial assets, fixed income securities weathered the storm relatively well.

Whereas the first quarter hinted at signs of a recovery, the second and third quarters were characterized by a growing loss of confidence in financial markets. Outrage over the expanding list of companies caught up in accounting scandals and corporate governance abuses cast a pall over the stock market and hurt the performance of corporate bonds, especially in the telecom and energy/utilities sectors. Efforts by companies to rehabilitate their credit quality did little to reassure corporate bond investors. Sluggish global growth and anxiety over a potential war with Iraq spawned a flight to quality. Treasury yields fell as much as 147 basis points by the end of the third quarter, with the 10-year plunging to 3.59 percent, its lowest level in 40 years.

Investors' risk appetites began to revive in the fourth quarter, calming the financial market turmoil that produced a flight to safe assets, especially Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and European policymakers would protect the global economy against the risks of deflation. The powerful Treasury rally stalled during the final quarter as investors regained interest in credit sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81 percent, up 22 basis points during the quarter, though still down 124 basis points for the full year.

Other factors attributed to the Portfolio's positive/negative performance vs. the benchmark Over the course of the year, the Met Investors Series Trust PIMCO Total Return Portfolio performed in line with its benchmark, the Lehman Brothers Aggregate Bond Index/1/.

A below benchmark duration over much of the year was negative for relative performance as Treasury yields rallied. A focus on short/intermediate maturities, including use of Eurodollar futures, was positive as the short end of the yield curve declined sharply. While an underweight to corporates was positive, selection of telecom and energy/pipeline issues hurt returns amid concern about weak profits and credit rating downgrades. A mortgage overweight was positive as mortgages outperformed similar duration Treasuries during the year. An allocation to non-U.S. bonds, focused on Eurozone issues, detracted from returns as rates fell further in the U.S. amid the flight to quality that occurred in the second and third quarter.

Market Outlook/Strategy
The global economy, and hence the bond market, are in a transition phase. In the U.S., monetary and fiscal stimulus will reduce deflation risk and sustain moderate growth of about 3 percent over the next year. Inflation will remain mild and interest rates will be range-bound near current levels. Over the longer term, these stimulative policies will help shift the global economy toward reflation.

Looking out over the next 3 to 5 years, this transition will mean modestly higher inflation of 3-4 percent at cyclical peaks and upward pressure on U.S. rates. It will not, however, usher in a bear market in bonds. While opportunities for price gains will be limited, bonds will still offer relatively attractive yields with less volatility than most asset classes. With the global economy in transition, we will look to add value by protecting portfolios against both deflation and reflation. Our portfolios will target duration near or slightly above benchmark because of exposure to Europe, where weaker growth should cause rates to fall toward or below U.S. levels. Yield curve exposure will focus on short and long maturities since the middle of the curve will bear the brunt of rate increases.

Sector strategies will combine yield enhancement and a conservative credit stance. Mortgages will continue to be an effective means to enhance credit quality and yield in portfolios, despite diminished potential for capital gains in light of their recent strong rally. We will underweight corporates because the risk/reward trade-off is unappealing for many issues, but we will add value by selecting corporates with attractive yield premiums and solid fundamentals. High quality emerging market bonds are another source of incremental yield and should perform well as growth in the U.S. bolsters global economic fundamentals.

William H. Gross
Portfolio Manager
Pacific Investment Management Company, LLC

--------------------------------------------------------------------------------

Top Ten Holdings by Market Value
As of 12/31/02

                                                                      Percent of
         Description                                         Net Assets
         --------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (6.50%, TBA)         13.70%
         --------------------------------------------------------------
         U.S.Treasury Bond (5.50%, 08/15/28)                    4.09%
         --------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (5.50%, 03/15/18)     2.48%
         --------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (5.00%, 02/15/29)     2.23%
         --------------------------------------------------------------
         Federal National Mortgage Assoc. (5.50%, TBA)          1.78%
         --------------------------------------------------------------
         Federal National Mortgage Assoc. (5.50%, 03/25/09)     1.70%
         --------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (5.75%, 12/15/16)     1.69%
         --------------------------------------------------------------
         Republic of Germany (4.25%, 03/14/03)                  1.46%
         --------------------------------------------------------------
         U.S.Treasury Bond (7.50%, 11/15/16)                    1.45%
         --------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (5.625%, 07/15/28)    1.40%
         --------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/02

                                     [CHART]

Asset Backed Securities                      0.7%
Collateralized Mortgage Obligations          6.3%
Commercial Paper                            10.1%
Corporate Bonds & Debt Securities            6.9%
Municipals                                   0.8%
Foreign Government                           7.4%
Foreign Bonds & Debt Securities              1.4%
U.S. Agencies                               57.2%
U.S. Treasuries                              9.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio
                                                    For the year ended 12/31/02
Managed by Pacific Investment Management Company, LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

PIMCO Total Return Portfolio managed by

Pacific Investment Management Company, LLC, vs. Lehman Brothers Aggregate Bond
                                    Index/1/
                            Growth Based on $10,000+

                                     [CHART]

               Lehman Brothers      PIMCO Total
            Aggregate Bond Index  Return Portfolio
            --------------------  ----------------
 2/01             $10,000             $10,000
 3/01              10,082              10,100
 6/01              10,138              10,110
 9/01              10,606              10,640
12/01              10,611              10,669
 3/02              10,622              10,669
 6/02              11,015              11,041
 9/02              11,520              11,444
12/02              11,701              11,661

    ----------------------------------------------------------------------------
                                                Average Annual Return/2/
                                                (for the period ended 12/31/02)
    ----------------------------------------------------------------------------
                                                1 Year     Since Inception/3/
    ----------------------------------------------------------------------------
    PIMCO Total Return Portfolio -- Class A      9.57%           9.79%
--                    Class B                    9.29%           8.49%
                      Class E                    9.39%           6.32%
    ----------------------------------------------------------------------------
- - Lehman Brothers Aggregate Bond Index/1/     10.27%           8.75%
    ----------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/28/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Innovation Portfolio
                                                    For the year ended 12/31/02
Managed by PIMCO Equity Advisors

Letter to Policyholders

--------------------------------------------------------------------------------

The Portfolio underperformed its benchmark during this period For the year ended December 31, 2002, PIMCO Innovation Portfolio's Class B shares return of -50.65% underperformed the S&P 500 Index's/1/ return of -22.10% and the NASDAQ Composite Index's/2/ return of -30.69%.

Semiconductor industry exposure provides mixed results in first half of 2002 The Portfolio's significant overweight position in the semiconductor industry enhanced performance in the first quarter, as investors discounted an economic recovery and bid up these cyclical stocks. However, when signs of an economic recovery did not materialize quickly enough, investors punished cyclical issues, particularly semiconductor stocks, which significantly hindered the Portfolio's performance during the second quarter of 2002.

Software stocks also help in first quarter, hinder in second quarter Similarly, software industry exposure resulted in a boost to performance in the first quarter but a drag on performance during the second quarter. In the first quarter, investors anticipated that Fortune 500/3 /companies would start recommitting dollars to new software projects and consequently reward software stocks. In the second quarter, however, software stocks were effected by the sluggish economic recovery, as software companies reported that interest levels were increasing, but deal sizes and the ability to close deals declined.

Portfolio hurt by semiconductors and software in third quarter The third quarter proved to be a difficult period for equities, especially technology issues. The Portfolio's overweighting of more cyclical areas of technology caused it to underperform its benchmark index. While cyclical tech stocks such as semiconductors performed well earlier in the year, these stocks posted significant losses in the third quarter as signs of an economic slowdown caused investors to be wary of these issues. The Portfolio's software holdings also adversely affected performance, as uncertainty concerning the economy left companies reluctant to purchase new software. However, the Portfolio's exposure to internet stocks, such as eBay, aided performance. Many internet companies that survived the tech rout of the last several years emerged stronger, with improved business fundamentals, and were rewarded by investors. Non-tech innovators, especially biotech stocks, also performed relatively well in the third quarter, serving as another source of strength for the Portfolio.

Portfolio outperforms in fourth quarter due to cyclical positioning The Portfolio's cyclical positioning, which caused it to underperform in the third quarter, enabled it to outperform during the last quarter of the year. Semiconductors showed particular strength during the period, with stocks such as Atmel Corp. experiencing substantial gains. Storage stocks also performed well, with Qlogic Corp. and Network Appliance, Inc. rising. Telecom equipment makers such as Juniper Networks, Inc. also saw gains during the quarter. Conversely, the areas that proved weakest during the fourth quarter were many of those that had been strongest during the difficult third quarter. For instance, consumer electronics stocks posted losses, as did defense stocks. Even the fundamentally strong internet space did not participate in the rally.

Long-term outlook very positive
In the short term, we believe the tech sector needs to digest its recent gains. With many tech stocks well off their bottoms, valuations have expanded--and the economy remains a concern. As a result, we anticipate volatility in the short term. In the intermediate term, we see traction coming, albeit gradually. Over the longer term, however, our outlook remains very positive as we believe information technology spending is likely to grow substantially over the next several years.

Dennis P. McKechnie
Portfolio Manager
PIMCO Equity Advisors

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/02

                                                                      Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Oracle Corp.                                          2.99%
         -------------------------------------------------------------
         Dell Computer Corp.                                   2.96%
         -------------------------------------------------------------
         Microsoft Corp.                                       2.92%
         -------------------------------------------------------------
         Accenture, Ltd.--Class A                              2.74%
         -------------------------------------------------------------
         International Business Machines Corp.                 2.59%
         -------------------------------------------------------------
         Mercury Interactive Corp.                             2.55%
         -------------------------------------------------------------
         eBay, Inc.                                            2.54%
         -------------------------------------------------------------
         Emulex Corp.                                          2.43%
         -------------------------------------------------------------
         Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)    2.42%
         -------------------------------------------------------------
         BEA System, Inc.                                      2.39%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                     [CHART]

Communications   9.3%
Cyclical         5.7%
Industrial      20.1%
Non-Cyclical    12.0%
Technology      52.9%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Innovation Portfolio
                                                    For the year ended 12/31/02
Managed by PIMCO Equity Advisors

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                    PIMCO Innovation Portfolio, managed by
                  PIMCO Equity Advisors vs. S&P 500 Index/1/
                            Growth Based on $10,000+

                                     [CHART]

                                PIMCO Innovation
         S&P 500 Index/3/        Portfolio
         ----------------    ----------------
 2/01       $10,000              $10,000
 3/01         9,298                7,070
 6/01         9,842                7,590
 9/01         8,397                4,210
12/01         9,295                6,160
 3/02         9,321                5,880
 6/02         8,072                3,850
 9/02         6,677                2,510
12/02         7,241                3,040

    ----------------------------------------------------------------------------
                                              Average Annual Return/4/
                                              (for the period ended 12/31/2002)
    ----------------------------------------------------------------------------
                                              1 Year      Since Inception/5/
    ----------------------------------------------------------------------------
    PIMCO Innovation Portfolio -- Class A     -50.49%          -43.98%
--                    Class B                 -50.65%          -46.83%
                      Class E                 -50.57%          -37.10%
    ----------------------------------------------------------------------------
- - S&P 500 Index/1/                          -22.10%          -15.81%
    ----------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The Fortune 500 is a listing published by Fortune Magazine of the largest publicly traded U.S. companies based on revenues.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/28/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/Putnam Research Portfolio
                                                    For the year ended 12/31/02
Managed by Putnam Investment Management, LLC

Letter to Policyholders

--------------------------------------------------------------------------------

Performance
The Met/Putnam Research Portfolio Class B shares outperformed the S&P 500 Index/1/ (the "Index") during the year ending December 31, 2002, returning -20.81%, versus a decline of 22.10% for the Index.

The Portfolio represents the strongest stock recommendations of Putnam's equity research team. The Portfolio's strategy is founded on detailed, disciplined research that assesses the value of a stock relative to its price and determines the variables that can affect both. For the most part, the Portfolio is sector- and style-neutral to the Index, relying instead on a bottom-up stock selection process.

The Portfolio outperformed the Index largely due to its strong relative performance in consumer cyclicals, particularly in retail cyclicals and media.

Best-performing names in retail were TJX Companies, Inc. and Limited Brands. Not holding Home Depot, Inc. also greatly enhanced relative performance, as did the utilities sector, particularly independent power producer Reliant. Technology also contributed--primarily in the Portfolio's not holding two weak names, International Business Machines Corp. and Sun MicroSystems, Inc.

The conglomerates sector was the greatest detractor from relative performance, from the Portfolio's overweight in Tyco Industrial, Ltd., a stock severely weakened over the year by the market's response to accounting irregularities and the indictment of the company's former CEO. In addition, an underweight in chemicals, an area that outperformed the market, also proved a significant detractor. The financial sector detracted from returns because of weak holdings in the consumer finance area, in Capital One Financial Corp. and Household International, Inc.

Outlook: U.S. Equity Markets
Despite a setback in December, the fourth-quarter equity market rally may prove more durable than those earlier in the year. Recent economic reports have been more encouraging, and both fiscal and monetary policymakers favor stimulus. Geopolitical concerns--tensions with Iraq and North Korea, global terrorism--and uncertainty about the outlook for corporate profits and spending still weigh on the markets.

Portfolio Strategy
The strategy of the Portfolio remains selecting the best investment ideas from our analyst group, to build a diversified portfolio that is benchmarked against the S&P 500 Index. At the end of the year the Portfolio's greatest overweight was to the capital goods sector, in particular machinery. Transportation is also an overweight, as is communication services. The Portfolio is underweight in consumer staples, technology, and conglomerates.

Putnam Global Equity Research Committee

Putman Investment Management, LLC.

Top Ten Holdings by Market Value
As of 12/31/02

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Exxon Mobil Corp.                     4.44%
                 ---------------------------------------------
                 Citigroup, Inc.                       3.98%
                 ---------------------------------------------
                 Microsoft Corp.                       3.87%
                 ---------------------------------------------
                 American International Group, Inc.    3.60%
                 ---------------------------------------------
                 Johnson & Johnson                     2.43%
                 ---------------------------------------------
                 Hewlett-Packard Co.                   2.36%
                 ---------------------------------------------
                 Philip Morris Co., Inc.               2.33%
                 ---------------------------------------------
                 Pharmacia Corp.                       2.33%
                 ---------------------------------------------
                 PepsiCo, Inc.                         2.14%
                 ---------------------------------------------
                 U.S. Bancorp 2.09%
                 ---------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                     [CHART]



Basic Materials     4.4%
Communications      8.0%
Cyclical           12.2%
Energy              6.5%
Financial          20.7%
Industrial         12.3%
Non-Cyclical       22.3%
Technology         10.1%
Utilities           3.5%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/Putnam Research Portfolio
                                                    For the year ended 12/31/02
Managed by Putnam Investment Management, LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                   Met/Putnam Research Portfolio, managed by
            Putnam Investment Management, LLC, vs. S&P 500 Index/1/
                            Growth Based on $10,000+

                                     [CHART]

       Met/Putnam Research
           Portfolio           S&P 500 Index/1/
       -------------------     -------------
 2/01      $10,000               $10,000
 3/01        8,350                 9,298
 6/01        9,000                 9,842
 9/01        7,229                 8,397
12/01        8,166                 9,295
 3/02        8,106                 9,321
 6/02        6,991                 8,072
 9/02        5,896                 6,677
12/02        6,467                 7,241

    ----------------------------------------------------
                            Average Annual Return/2/
                         (for the period ended 12/31/02
    ----------------------------------------------------
                            1 Year Since Inception/3/
    ----------------------------------------------------
    Met/Putnam Research
    Portfolio -- Class A -20.61%         -12.36%
--        Class B        -20.81%         -20.64%
    ----------------------------------------------------
- - S&P 500 Index/1/     -22.10%         -15.81%
    ----------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 10/16/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/28/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio
                                                    For the year ended 12/31/02
Managed by AIM Capital Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


During 2002, the U.S. financial markets recorded a third consecutive year of annual declines, and the economy continued to show signs of strength as it made its way through a somewhat choppy recovery. The losses for the major indices this year were even greater than in 2001, and most of the damage occurred within the first half of the year. The NASDAQ Composite Index/1/ declined -31.53%, the S&P 500 Index/2/ (the "S&P") was down -22.10%, and the Dow Jones Industrial Average/3/ posted a return of -16.76%, its worst annual performance in 25 years. The major negative influences on the markets during 2002 included investor concern over a possible war with Iraq, other heightened geopolitical issues, and repeated reports of scandalous activity in corporate America. The positive news during the year related mostly to the economy, with real GDP growth expected at a healthy 3% for all of 2002, productivity rates at levels not seen in 50 years, relatively nonexistent inflation, a low interest rate environment that fueled consumer spending, and a booming housing market. In addition, although the employment rate is currently rather high in terms of recent history, it is still below the average annual unemployment rate recorded over the last 30 years. During the year, all of the sectors within the S&P posted large declines, with telecom services and information technology performing the worst. The consumer staples and materials sectors declined the least during the year. Growth stocks remained out of favor in 2002, as value stocks strongly outperformed them for the year. Small cap growth stocks suffered the greatest losses, while mid cap value-oriented stocks had the best performance. Since the market's apparent low in October, telecom services and information technology have been the best performing sectors within the S&P, and small cap growth-oriented stocks have outperformed small cap value.

Portfolio Overview
Since January 1, 2002, the Met/AIM Small Cap Growth Portfolio Class B shares posted a return of -27.50%, compared to its benchmark, the Russell 2000 Index/4/, which posted a return of -20.48%. Much of the Portfolio's relative underperformance can be attributed to its strong growth bias, and the Portfolio outperformed when compared to the Russell 2000 Growth Index/5/, which returned -30.26%.

An overweight position in the information technology sector detracted from the Portfolio, and by the end of the year, portfolio managers had reduced their exposure to the sector by nearly 10%. Technology was the second worst performing sector of the Russell 2000 Index in 2002, and it was the largest detractor from the Portfolio's relative performance. Managers had concentrated positions in the semiconductor & software industries; however, those stocks were hit particularly hard. Performance was also penalized due to an underweight position in the Financials sector, especially since banks and real estate stocks performed well. During the year, portfolio managers increased their exposure to the consumer discretionary and healthcare sectors, resulting in overweight positions, which positively contributed to the Portfolio. The Portfolio also benefited from an underweight in telecommunications, which was the worst performing sector in the Russell 2000 Index, returning -61.27% for the year. In addition, portfolio managers maintained a well-diversified portfolio of over 200 stocks, and they decreased their concentration of assets in the top ten holdings.

Small and mid-sized stocks have historically had the sharpest rebounds coming out of recessions, but to date, the recovery has rewarded small and mid cap value securities. The Met/AIM Small Cap Growth Portfolio continues to be well positioned to take advantage of a rebound. Managers remain diversified to lower volatility, but they are positioned offensively to take advantage of the anticipated improvement in 2003.

Outlook
Although economic growth has slowed recently, and concern over geopolitical risks and corporate governance issues may persist, the recovery in the economy and the financial markets is expected to continue into 2003. At its November 6 meeting, the Federal Reserve cut the Federal Funds rate by 50 basis points to 1.25%, its lowest level in over 40 years. This low interest rate environment should help to sustain strength in consumer spending, providing continued support for GDP growth. Additionally, improvements in corporate profits are expected to promote increases in capital spending, which should provide additional fuel for growth in the long run. Finally, a fiscal stimulus package proposed by the Bush administration, if passed, should also contribute to the strength of the economy in the New Year.

Ryan E. Crane
Robert M. Kippes
Portfolio Managers
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Values
As of 12/31/02

                                                     Percent of
                 Description                         Net Assets
                 ----------------------------------------------
                 Accredo Health, Inc.                   0.95%
                 ----------------------------------------------
                 Cal Dive International, Inc.           0.82%
                 ----------------------------------------------
                 LifePoint Hospitals, Inc.              0.81%
                 ----------------------------------------------
                 Chico's FAS, Inc.                      0.81%
                 ----------------------------------------------
                 Patterson-UTI Energy, Inc.             0.79%
                 ----------------------------------------------
                 Getty Images, Inc.                     0.76%
                 ----------------------------------------------
                 Wilson Greatbatch Techologies, Inc.    0.73%
                 ----------------------------------------------
                 P.F. Chang's China Bistro, Inc. 0.72%
                 ----------------------------------------------
                 Varian, Inc.                           0.72%
                 ----------------------------------------------
                 Rent-A-Center, Inc.                    0.70%
                 ----------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02
      [CHART]

Basic Materials      0.7%
Communications       5.2%
Cyclical            16.4%
Energy               7.0%
Financial            5.8%
Industrial          17.0%
Non Cyclical        36.0%
Technology          11.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio
                                                    For the year ended 12/31/02
Managed by AIM Capital Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                Met/AIM Small Cap Growth Portfolio, managed by
            AIM Capital Management, Inc., vs. Russell 2000 Index/4/
                            Growth Based on $10,000+

                                     [CHART]

                                Met/AIM Small Cap
          Russell 2000 Index  Growth Portfolio
          ------------------  -----------------
10/01            $10,000          $10,000
12/01             11,891           11,890
 3/02             12,365           11,540
 6/02             11,333           10,040
 9/02              8,908            8,190
12/02              9,456            8,620

    -------------------------------------------------------------
                                   Average Annual Return
                                 (for the period ended 12/31/02)
    -------------------------------------------------------------
                                 1 Year     Since Inception/7/
    -------------------------------------------------------------
    Met/AIM Small Cap
    Growth Portfolio -- Class A       --         -27.00%
--             Class B           -27.50%         -11.37%
               Class E                --         -25.13%
    -------------------------------------------------------------
- - Russell 2000 Index/4/        -20.48%          -4.45%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The Index had a market capitalization range of approximately $1.3 billion to $128 million. The Index does not include fees or expenses and is not available for direct investment.

/5/The Russell 2000 Growth Index is an unmanaged index and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/6/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/7/Inception of the Class A shares is 1/2/02 (not annualized). Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02 (not annualized). Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio
                                                    For the year ended 12/31/02
Managed by AIM Capital Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------

During 2002, in an uncertain geopolitical environment, the U.S. equity markets experienced the worst bear market in over 70 years, and the U.S. economy experienced a choppy recovery. Gross Domestic Product ("GDP") growth for the year is estimated at 3%, but the quarterly measures varied widely. First quarter GDP was reported at 5.0% growth, while the fourth quarter was estimated at only 1-2% growth. Employment growth was essentially nonexistent, and the unemployment rate increased to 6% by the end of the year. In addition, weak corporate expenditures kept economic growth at moderate levels. It appears that corporations wanted to put off hiring and capital spending until the geopolitical environment stabilized. Manufacturing indicators were mixed, but the widely recognized ISM showed signs of expansion by the end of the year.

The Federal Reserve (the "Fed") continued in an accommodative mode, lowering the Fed Funds rate in November to 1.25%, the lowest rate in forty years. The rate cut was needed to help the economy out of a "soft patch" as Fed Chairman Alan Greenspan remarked. The American consumer, enticed by record low interest rates, fueled the economy as they purchased automobiles and homes in record numbers. The low interest rates created a favorable home buying environment and helped increase the rate of refinancing as well. The expanding housing market indicated that while consumers felt pessimistic about equity investing, their swelling home equity created a wealth effect that encouraged spending.

Headlines from several fronts rattled investors. Threats of terrorism, escalating violence in the Middle East, and a rash of corporate accounting scandals sent markets down in the first half of the year. By the second half, war with Iraq appeared inevitable, and tensions spread to other areas of the globe as a major terror attack occurred in Bali, and North Korea reactivated their nuclear weapons facilities.

The major market indices were down for the year, with the Dow Jones Industrial Average/1/ losing 16.76%, the NASDAQ Composite Index/2/ down 31.53%, and the S&P 500 Index/3/ falling by 22.10%. This marked a dubious record for the Dow; its third down year in a row, an event that had not occurred since 1939-1941. In addition, for the first time since the Standard & Poors began tracking such data in 1981, all ten sectors of the S&P 500 Index were down in 2002.

Portfolio Overview
In 2002, the Met/AIM Mid Cap Core Equity Portfolio Class B shares posted a return of -10.73%, strongly outperforming its benchmark, the Russell Mid Cap Index/4/, which posted a return of -16.19%. For much of the year, portfolio managers held overweight positions in the industrials and information technology sectors, and underweight positions in the financials and consumer discretionary sectors.

Stock selection in the Technology sector was the largest positive contributor to the Portfolio's performance, relative to the Russell Mid Cap Index. Stock selection in healthcare also benefited the Portfolio as holdings in pharmaceutical stocks held up well during the year. The consumer discretionary and consumer staples sectors were also positive contributors to the Portfolio's relative performance. Within the consumer staples sector, household and personal products stocks in the Portfolio performed especially well. Stock selection in the industrials and materials sectors detracted from the Portfolio's performance, as portfolio holdings in chemicals and construction materials industries particularly suffered.

Managers slightly reduced the number of holdings in the Portfolio, bringing the total to 75 by the end of the year. During 2002, portfolio managers took steps to reduce exposure to industrials, financials and energy stocks, and increase their positions in technology and consumer discretionary stocks.

Outlook
Although volatility could linger in the equity markets for some time, the current outlook continues to be favorable as interest rates remain low, and the economy continues to recover. Corporate profits have shown signs of improvement on a year over year basis. New tax reforms, including ending the double taxation of dividends, if passed, may provide much-needed economic stimulus. We expect U.S. GDP to expand in 2003 and the market to advance in anticipation of this improving environment.

Paul J. Rasplicka
Ronald S. Sloan
Portfolio Managers
AIM Capital Management, Inc.

--------------------------------------------------------------------------------

Top Ten Holdings by Market Value
As of 12/31/02

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Computer Associates International, Inc.    2.49%
               --------------------------------------------------
               Dover Corp.                                2.38%
               --------------------------------------------------
               Ceridian Corp.                             2.32%
               --------------------------------------------------
               Wisconsin Energy Corp.                     2.01%
               --------------------------------------------------
               Apogent Technologies, Inc.                 1.99%
               --------------------------------------------------
               Brunswick Corp.                            1.99%
               --------------------------------------------------
               Waters Corp.                               1.81%
               --------------------------------------------------
               IMS Health, Inc.                           1.80%
               --------------------------------------------------
               Republic Services, Inc.                    1.79%
               --------------------------------------------------
               Herman Miller, Inc.                        1.46%
               --------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                     [CHART]




Basic Materials       3.4%
Communications        2.9%
Cyclical             16.8%
Utilities             3.0%
Energy                4.0%
Financial             5.8%
Industrial           26.8%
Non Cyclical         29.0%
Technology            8.3%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio
                                                    For the year ended 12/31/02
Managed by AIM Capital Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


               Met/AIM Mid Cap Core Equity Portfolio, managed by
          AIM Capital Management, Inc., vs. Russell Mid Cap Index/4/
                            Growth Based on $10,000+

                                     [CHART]

       Russell Mid         Met/AIM Mid Cap
        Cap Index       Core Equity Portfolio
       -----------      ---------------------
10/01    $10,000              $10,000
12/01     11,463               11,026
 3/02     11,950               11,606
 6/02     10,810               10,826
 9/02      8,904                9,275
12/02      9,609                9,843

    -------------------------------------------------------------
                                 Average Annual Return/5/
                                 (for the period ended 12/31/02)
    -------------------------------------------------------------
                                 1 Year     Since inception/6/
    -------------------------------------------------------------
    MET/AIM Mid Cap
    Core Equity
    Portfolio -- Class A             --          -10.18%
 --            Class B           -10.73%          -1.27%
               Class E               --          -15.17%
    -------------------------------------------------------------
    Russell Mid Cap
- -  Index/4/                    -16.19%          -3.21%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell Mid Cap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The Index had a market capitalization range of approximately $10.8 billion to $1.3 billion. The Index does not include fees or expenses and is not available for direct investment.

/5"/Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/6/Inception of the Class A shares is 1/2/02 (not annualized). Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02 (not annualized). Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
State Street Research Concentrated International Portfolio
                                                    For the year ended 12/31/02
Managed by State Street Research & Management Company

Letter to Policyholders

--------------------------------------------------------------------------------

Performance Summary and Review
In 2002, the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index/1/ returned -15.65% as no sector posted positive returns for the year. Within the Index, energy, driven by increasing commodity prices, and the defensive consumer staples sector posted the highest returns. Despite a fourth quarter rally, telecommunications and technology posted the weakest returns in the index. While international markets on the whole outperformed the domestic market, returns in Europe tended to be weaker than those in the Pacific Basin and Far East. In this environment, the Concentrated International Portfolio marginally trailed the benchmark as strong stock selection in energy and healthcare were unable to offset the weak performing stocks in the industrial and information technology sectors.

Within the energy sector, portfolio returns benefited as Saipem SpA (38.8%) and Norsk Hydro ASA (9.4%) posted especially strong returns given the difficult economic climate during the year. Positive stock selection in healthcare was bolstered by Japanese pharmaceutical companies Fujisawa Pharmaceutical Co. Ltd. and Takeda Chemical Industries, Inc. Our holdings in British Sky Broadcasting Group Plc, Skandinaviska Enskilda Banken AB, and BHP Billiton, Ltd. also contributed to the Portfolio's performance.

In contrast, weak stock selection in information technology detracted from relative return comparisons. Nokia, which fell nearly 50%, semiconductor-related Advantest Corp., and software manufacturer Sage Group Plc, were among our biggest disappointments during the year. Additionally, Vodafone, Koninklijke (Royal) Philips Electronics N.V., and Big Food Group also detracted from performance causing the Portfolio to lag the Index.

Portfolio Positioning
For most of the year, we remained neutral in Japan and Asia, overweight in Canada, and underweight in the UK and Europe. We were most overweight in materials and most underweight in financials. We remained significantly underweight in financial services, utilities, and telecommunications at year end.

We continue to believe that the U.S. will lead a global recovery, albeit much later than we had originally forecasted. Although Japan outperformed during the year, there was not significant improvement in the country's economic condition. As a result, we do not expect Japan to continue to outperform. We expect industrial related companies to benefit with an improvement in the global economic environment.

After thoughtful review and consideration, State Street Research has decided to exit from the international business and has resigned as portfolio manager of the Concentrated International Portfolio as of December 31, 2002.

Eleanor H. Marsh
Portfolio Manager
State Street Research & Management Company

Top Ten Holdings by Market Value
As of 12/31/02

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Groupe Danone                         5.23%
                 ---------------------------------------------
                 QBE Insurance Group, Ltd.             5.20%
                 ---------------------------------------------
                 Takeda Chemical Industries, Ltd.      5.01%
                 ---------------------------------------------
                 Sagem S.A.                            3.78%
                 ---------------------------------------------
                 Huhtamaki Oyj                         3.54%
                 ---------------------------------------------
                 Saipem SpA                            3.45%
                 ---------------------------------------------
                 British Sky Broadcasting Group Plc    3.29%
                 ---------------------------------------------
                 Autoliv, Inc. (SDR)                   3.27%
                 ---------------------------------------------
                 Denso Corp.                           3.26%
                 ---------------------------------------------
                 Swatch Group AG                       3.05%
                 ---------------------------------------------

--------------------------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 12/31/02

                                     [CHART]



Japan            22.1%
France           17.6%
Sweden           14.2%
United Kingdom   10.2%
Australia         8.0%
Hong Kong         6.4%
Switzerland       6.0%
Finland           4.9%
Italy             4.8%
Others            5.8%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
State Street Research Concentrated International Portfolio
                                                    For the year ended 12/31/02
Managed by State Street Research & Management Company

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

    State Street Research Concentrated International Portfolio, managed by
       State Street Research & Management Company, vs MSCI EAFE Index/1/
                            Growth Based on $10,000+

                  [CHART]

                       State Street Research
          MSCI EAFE*       Concentrated
            Index      International Portfolio
          ---------    -----------------------
10/01      $10,000           $10,000
12/01       10,391            10,969
 3/02       10,450            10,787
 6/02       10,249            10,473
 9/02        8,231             8,713
12/02        8,765             8,984


    -----------------------------------------------------------
                               Average Annual Return/2/
                               (for the period ended 12/31/02)
    -----------------------------------------------------------
                               1 Year     Since Inception/3/
    -----------------------------------------------------------
    State Street Research
    Concentrated International
    Portfolio -- Class A            --         -17.64%
--        Class B              -18.09%          -8.33%
          Class E                   --         -16.99%
    -----------------------------------------------------------
- - MSCI EAFE Index/1/         -15.65%         -10.14%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australia and Far East (MSCI
EAFE) Index is an unmanaged index and is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 1/2/02 (not annualized). Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02 (not annualized). Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio
                                                    For the year ended 12/31/02
Managed by Third Avenue Management, LLC

Letter to Policyholders

--------------------------------------------------------------------------------

Since May 1, 2002, when the Third Avenue Small Cap Value Portfolio was launched, the Portfolio's Class A shares have fallen by 16.78%, compared to declines of 24% and 22% for the Russell 2000 Index/1/ and Russell 2000 Value Index/2/, respectively. Although our performance was better than that of the relative indexes, we are disappointed with the overall negative returns in the Portfolio. The major contributors to the decline were technology issues, such as KEMET Corp, TriQuint Semiconductor, Inc. and Credence Systems Corp., as well as Trammell Crow Co., a real estate operating company. The declines were partially offset by appreciation from telecommunications equipment providers, including CIENA and Ulticom, Inc., and several other companies, including PAREXEL International Corp., Roxio, Inc. and Alexander & Baldwin, Inc.

Although the market values of many of the securities that we have purchased have declined, we believe that the long-term values of these businesses have not been compromised, due to their financial strength and competitive positions. We are encouraged that most of the Portfolio continues to be invested in issues of companies that are extremely well financed. At Third Avenue Management, we always focus on the balance sheet first. Unlike the overall market, which is increasingly burdened by problems at large debt laden companies, most of the companies in our portfolio have significant excess cash.

Therefore, the companies in our portfolio have the staying power to not only survive a multi-year downturn but to take market share and/or participate favorably in consolidation. Recently, a number of our cash rich companies, particularly in technology, have begun to convert their cash resources into more productive uses. For example, TriQuint Semiconductor, Inc., a maker of specialized semiconductors with diversified applications, purchased assets from Agere at distressed prices.

Our Portfolio holdings seem to have been acquired at attractive prices based on long-term outlooks. The Portfolio trades at only a modest premium to book value, compared to roughly 4 times book for the overall market. Prices are now so low for some companies that they might seek to go private, in whole or in part, financing transactions largely with the businesses' surplus cash. Alternatively, strategic buyers may acquire our companies if valuations remain at current levels. Therefore, we believe that the Portfolio has TWO WAYS TO WIN: resource conversion (i.e. going private or selling to a strategic buyer) or value recognition by the public markets.

In closing, despite the market depreciation, we are very excited about the long-term investment potential in our portfolio. The recent discussion about tax relief on dividends could benefit many of our cash rich companies by enabling them to increase pay-outs or make special distributions, especially in cases where insider ownership is high. Additionally, we would expect many of our companies to continue to utilize their financial strength to buy valuable assets at depressed prices. Finally, our portfolio companies continue to trade at valuations well below both the general market and our estimate of their private market values, implying attractive long term price appreciation potential.

Curtis Jensen
Ian Lapey
Portfolio Managers
Third Avenue Management LLC

Top Ten Holdings by Market Value
As of 12/31/02

                                                                      Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       Trammell Crow Co.                                          3.91%
       ------------------------------------------------------------------
       Westwood Holdings Group, Inc.                              3.67%
       ------------------------------------------------------------------
       Wellsford Real Properties, Inc.                            3.48%
       ------------------------------------------------------------------
       KEMET Corp.                                                3.45%
       ------------------------------------------------------------------
       Forest City Enterprises, Inc.--Class A                     3.20%
       ------------------------------------------------------------------
       CommScope, Inc.                                            3.07%
       ------------------------------------------------------------------
       Maxwell Shoe Co., Inc.--Class A                            3.04%
       ------------------------------------------------------------------
       Instinet Group, Inc.                                       2.92%
       ------------------------------------------------------------------
       Comverse Technology, Inc.                                  2.90%
       ------------------------------------------------------------------
       Alamo Group, Inc.                                          2.88%
       ------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                     [CHART]

Communications    11.5%
Cyclical           5.1%
Non-Cyclical       4.1%
Basic Materials    7.7%
Utilities          0.2%
Financial         37.7%
Industrial        29.6%
Technology         4.1%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio
                                                    For the year ended 12/31/02
Managed by Third Avenue Management, LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


              Third Avenue Small Cap Value Portfolio, managed by
         Third Avenue Management, LLC, vs. Russell 2000 Value Index/2/
                            Growth Based on $10,000+

             [CHART]

                           Third Avenue
         Russell 2000    Small Cap Value
            Index          Portfolio
         ------------    ---------------
 5/02       $10,000         $10,000
 6/02         9,455           9,240
 9/02         7,442           7,380
12/02         7,808           8,322

    -----------------------------------------------------------
                                     Cumulative Return/3/
                                (for the period ended 12/31/02)
    -----------------------------------------------------------
                                      Since Inception/4/
    -----------------------------------------------------------
    Third Avenue Small Cap
 -- Value Portfolio -- Class A              -16.78%
              Class B                       -16.90%
    -----------------------------------------------------------
- - Russell 2000 Value Index/2/             -21.92%
    -----------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The Index had a market capitalization range of approximately $1.3 billion to $128 million. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
J.P. MORGAN SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                                Value
       Description                                   Shares   (Note 2)
       -----------------------------------------------------------------

       Common Stocks - 96.3%
       Aerospace & Defense - 2.0%
       DRS Technologies, Inc.*......................  6,770 $    212,104
       Precision Castparts Corp..................... 10,200      247,350
       Triumph Group, Inc.*......................... 12,367      395,002
       Veridian Corp.*..............................  6,125      130,708
                                                            ------------
                                                                         985,164
                                                            ------------
       Automotive - 2.5%
       American Axle & Manufacturing Holdings, Inc.*  6,069      142,136
       Monaco Coach Corp.*(a).......................  9,750      161,362
       National R.V. Holdings, Inc.*(a)............. 16,575       99,119
       Navistar International Corp..................  9,775      237,630
       Oshkosh Truck Corp...........................  4,400      270,600
       Superior Industries International, Inc.......  4,955      204,939
       Wabash National Corp.*(a).................... 14,025      117,530
                                                            ------------
                                                                       1,233,316
                                                            ------------
       Banking - 7.6%
       Allegiant Bancorp, Inc.......................  2,615       47,669
       American Capital Strategies, Ltd.(a).........  9,600      207,264
       AmeriCredit Corp.*(a)........................  5,890       45,589
       Bank of Hawaii Corp..........................  9,460      287,489
       Banner Corp.................................. 10,249      193,296
       City National Corp...........................  6,410      281,976
       Community Bank System, Inc.(a)...............  4,195      131,513
       Cullen/Frost Bankers, Inc....................  6,105      199,634
       First State Bancorporation...................  3,025       75,020
       Irwin Financial Corp.(a)..................... 14,830      244,695
       MicroFinancial, Inc..........................  1,558        2,306
       Net.B@nk, Inc.*.............................. 61,100      591,448
       R&G Financial Corp. - Class B................ 12,590      292,718
       Silicon Valley Bancshares*...................  7,877      143,755
       Southwest Bancorp. of Texas, Inc.*...........  3,525      101,555
       Sterling Bancshares, Inc..................... 10,605      129,593
       Taylor Capital Group, Inc....................  2,968       55,205
       Waypoint Financial Corp......................  6,550      116,590
       West Coast Bancorp........................... 13,346      202,192
       Westamerica Bancorp..........................  9,675      388,741
                                                            ------------
                                                                       3,738,248
                                                            ------------
       Beverages, Food & Tobacco - 2.0%
       J.M. Smucker Co.............................. 19,980      795,404
       Robert Mondavi Corp. - Class A*..............  5,575      172,825
                                                            ------------
                                                                         968,229
                                                            ------------
       Biotechnology - 1.1%
       Inveresk Research Group, Inc.*............... 12,428      268,196
       Protein Design Labs, Inc.*................... 26,070      221,595
       Telik, Inc.*(a)..............................  4,750       55,385
                                                            ------------
                                                                         545,176
                                                            ------------

           ----------------------------------------------------------
           Security                                         Value
           Description                            Shares   (Note 2)
           ----------------------------------------------------------

           Building Materials - 1.6%
           ElkCorp(a)............................ 17,105 $    295,916
           Insight Enterprises, Inc.*............ 12,650      105,122
           Omnicare, Inc......................... 17,245      410,948
                                                         ------------
                                                                         811,986
                                                         ------------
           Chemicals - 1.9%
           Cytec Industries, Inc.*............... 14,305      390,240
           Georgia Gulf Corp.....................  2,775       64,213
           Millennium Chemicals, Inc............. 23,240      221,245
           Solutia, Inc.......................... 21,625       78,499
           Wellman, Inc.......................... 13,646      184,085
                                                         ------------
                                                                         938,282
                                                         ------------
           Commercial Services - 5.5%
           Advanced Marketing Services, Inc...... 12,645      185,881
           AMN Healthcare Services, Inc.*(a)..... 12,675      214,334
           EMCOR Group, Inc.*.................... 11,170      592,122
           G & K Services, Inc. - Class A........  3,250      115,053
           ITT Educational Services, Inc.*....... 11,815      278,243
           Kennametal, Inc.......................  7,200      248,256
           Spherion Corp.*....................... 21,795      146,027
           Stericycle, Inc.*.....................  8,313      269,167
           Tier Technologies, Inc. - Class B*.... 17,758      284,128
           Trimeris, Inc.*(a)....................  2,965      127,762
           Waste Connections, Inc.*(a)...........  6,125      236,486
                                                         ------------
                                                                       2,697,459
                                                         ------------
           Communications - 1.3%
           Advanced Fibre Communications, Inc.*.. 23,940      399,319
           C-COR.net Corp.*...................... 13,900       46,148
           CIENA Corp.*.......................... 25,825      132,740
           IDT Corp. - Class B*..................  5,605       86,934
                                                         ------------
                                                                         665,141
                                                         ------------
           Computer Software & Processing - 4.2%
           Activision, Inc.*..................... 10,375      151,371
           Alliance Data Systems Corp.*..........  9,950      176,314
           Borland Software Corp.*............... 41,130      505,899
           CompuCom Systems, Inc.*............... 15,125       84,851
           Computer Programs & Systems, Inc.*....  5,175      128,133
           Documentum, Inc.*.....................  3,875       60,683
           Imation Corp.*........................  3,175      111,379
           Internet Security Systems, Inc.*......  2,900       53,157
           Intrado, Inc.*........................ 13,450      131,810
           ManTech International Corp. - Class A* 11,950      227,886
           NetIQ Corp.*.......................... 13,050      161,167
           ProQuest Co.*.........................  3,250       63,700
           TIBCO Software, Inc.*................. 19,325      119,429
           Verisity Ltd.*........................  5,300      101,018
                                                         ------------
                                                                       2,076,797
                                                         ------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)

      --------------------------------------------------------------------
      Security                                                   Value
      Description                                      Shares   (Note 2)
      --------------------------------------------------------------------

      Computers & Information - 1.9%
      Anteon International Corp.*.....................  4,375 $    105,000
      CACI International, Inc. - Class A*.............  6,650      237,006
      Maxtor Corp.*................................... 34,725      175,708
      SRA International, Inc. - Class A*..............  6,275      169,990
      Synaptics, Inc.*................................ 17,215      130,834
      Western Digital Corp.*.......................... 21,425      136,906
                                                              ------------
                                                                         955,444
                                                              ------------
      Containers & Packaging - 2.2%
      Crown Cork & Seal Co., Inc.(a).................. 83,000      659,850
      Silgan Holdings, Inc.*.......................... 16,770      413,884
                                                              ------------
                                                                       1,073,734
                                                              ------------
      Cosmetics & Personal Care - 1.2%
      Alberto Culver Co. - Class B(a)................. 12,245      617,148
                                                              ------------
      Electric Utilities - 1.7%
      Great Plains Energy, Inc........................  7,900      180,752
      Sierra Pacific Resources(a)..................... 99,245      645,092
                                                              ------------
                                                                         825,844
                                                              ------------
      Electrical Equipment - 1.3%
      Ametek, Inc.....................................  3,125      120,281
      Encore Wire Corp.*..............................  6,400       57,920
      Regal-Beloit Corp............................... 17,525      362,768
      REMEC, Inc.*.................................... 22,600       87,688
                                                              ------------
                                                                         628,657
                                                              ------------
      Electronics - 4.7%
      ATMI, Inc.*(a).................................. 14,475      268,077
      Axcelis Technologies, Inc.*.....................  6,725       37,721
      Cree, Inc.*(a)..................................  5,700       93,195
      hi/fn, Inc.*(a)................................. 14,525       83,954
      Integrated Circuit Systems, Inc.*............... 17,550      320,287
      Intersil Corp. - Class A*.......................  2,450       34,153
      InVision Technologies, Inc.*(a).................  3,175       83,693
      Lattice Semiconductor Corp.*(a)................. 67,130      588,730
      Monolithic System Technology, Inc.*(a).......... 21,133      255,287
      Power-One, Inc.*................................ 14,225       80,656
      Semtech Corp.*.................................. 16,200      176,904
      Varian Semiconductor Equipment Associates, Inc.*  5,460      129,735
      Wilson Greatbatch Techologies, Inc.*............  4,875      142,350
                                                              ------------
                                                                       2,294,742
                                                              ------------
      Entertainment & Leisure - 2.3%
      JAKKS Pacific, Inc.*(a)......................... 21,675      291,962
      Penn National Gaming, Inc.*..................... 15,050      238,693
      Scientific Games Corp. - Class A*............... 53,125      385,688
      WMS Industries, Inc.*(a)........................ 14,900      223,202
                                                              ------------
                                                                       1,139,545
                                                              ------------
      Financial Services - 4.5%
      American Home Mortgage Holdings, Inc.(a)........ 11,994      131,934

     ---------------------------------------------------------------------
     Security                                                    Value
     Description                                       Shares   (Note 2)
     ---------------------------------------------------------------------

     Financial Services - continued
     Ameritrade Holding Corp.*(a)..................... 30,695 $    173,734
     Doral Financial Corp............................. 17,337      495,838
     eSPEED, Inc. - Class A*.......................... 27,750      470,113
     Federal Agricultural Mortgage Corp. - Class C*(a) 11,525      353,126
     Gladstone Capital Corp...........................  9,175      151,112
     LendingTree, Inc.*(a)............................ 22,925      295,274
     New Century Financial Corp.(a)...................  6,230      158,180
                                                              ------------
                                                                       2,229,311
                                                              ------------
     Forest Products & Paper - 2.8%
     Aracruz Celulose S.A. (ADR)...................... 17,100      317,376
     Buckeye Technologies, Inc.*(a)................... 39,375      242,156
     Caraustar Industries, Inc........................ 38,649      366,393
     Domtar, Inc. (Canada)............................    850        8,551
     Universal Forest Products, Inc................... 20,050      427,486
                                                              ------------
                                                                       1,361,962
                                                              ------------
     Health Care Products - 3.7%
     Advanced Neuromodulation Systems, Inc.*(a).......  4,325      151,808
     August Technology Corp.*......................... 19,025       96,267
     Coherent, Inc.*.................................. 12,795      255,260
     Conceptus, Inc.*(a).............................. 17,925      214,741
     CTI Molecular Imaging, Inc.*(a)..................  6,600      162,756
     Integra LifeSciences Holdings*...................  8,360      147,554
     Priority Healthcare Corp.--Class B*..............  9,950      230,840
     SangStat Medical Corp.*.......................... 10,150      114,695
     SurModics, Inc.*(a)..............................  1,550       44,454
     Techne Corp.*(a)................................. 10,550      301,392
     Varian Medical Systems, Inc.*....................  1,900       94,240
                                                              ------------
                                                                       1,814,007
                                                              ------------
     Health Care Providers & Services - 2.1%
     Centene Corp.*................................... 14,850      498,812
     LifePoint Hospitals, Inc.*(a)....................  4,375      130,948
     Odyssey Healthcare, Inc.*........................  5,433      188,525
     United Surgical Partners International, Inc.*(a). 13,975      218,303
                                                              ------------
                                                                       1,036,588
                                                              ------------
     Heavy Machinery - 2.9%
     Applied Industrial Technologies, Inc............. 19,920      376,488
     IDEX Corp........................................ 14,630      478,401
     Nordson Corp.....................................  7,026      174,456
     Unova, Inc.*..................................... 11,625       69,750
     W-H Energy Services, Inc.*.......................  7,680      112,051
     WD-40 Co.........................................  7,425      196,168
                                                              ------------
                                                                       1,407,314
                                                              ------------
     Home Construction, Furnishings & Appliances - 1.0%
     Herman Miller, Inc............................... 16,490      303,416
     York International Corp..........................  7,025      179,629
                                                              ------------
                                                                         483,045
                                                              ------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                              Shares   (Note 2)
          ------------------------------------------------------------

          Household Products - 0.1%
          Yankee Candle Co., Inc.*(a).............  2,581 $     41,296
                                                          ------------
          Industrial - Diversified - 1.4%
          Symyx Technologies, Inc.*............... 17,075      214,974
          Valmont Industries, Inc................. 25,842      501,335
                                                          ------------
                                                                         716,309
                                                          ------------
          Insurance - 4.2%
          HCC Insurance Holdings, Inc.(a).........  9,750      239,850
          Hooper Holmes, Inc.(a).................. 34,428      211,388
          Platinum Underwriters Holdings, Ltd.*...  7,150      188,403
          Protective Life Corp.................... 15,550      427,936
          Scottish Annuity & Life Holdings, Ltd... 11,190      195,265
          StanCorp Financial Group, Inc...........  7,400      361,490
          W.R. Berkley Corp....................... 11,187      443,117
                                                          ------------
                                                                       2,067,449
                                                          ------------
          Lodging - 0.3%
          Orient-Express Hotels, Inc.*(a)......... 10,100      136,350
                                                          ------------
          Media - Broadcasting & Publishing - 1.2%
          Hearst-Argyle Television, Inc.*.........  7,750      186,852
          Journal Register Co.*................... 22,891      407,002
                                                          ------------
                                                                         593,854
                                                          ------------
          Metals - 1.7%
          Mueller Industries, Inc.*............... 17,490      476,603
          Reliance Steel & Aluminum Co............ 16,493      343,714
                                                          ------------
                                                                         820,317
                                                          ------------
          Office Equipment - 0.8%
          Global Imaging Systems, Inc.*........... 20,725      380,926
                                                          ------------
          Oil & Gas - 5.8%
          Atmos Energy Corp....................... 31,435      733,064
          Energen Corp............................ 11,375      331,012
          Global Industries, Ltd.*................ 29,595      123,411
          Gulf Island Fabrication, Inc.*.......... 10,695      173,794
          Lone Star Technologies, Inc.*...........  7,985      118,897
          Patterson-UTI Energy, Inc.*.............  4,300      129,731
          Premcor, Inc.*(a).......................  8,060      179,174
          Spinnaker Exploration Co.*.............. 21,150      466,357
          Stone Energy Corp.*.....................  9,120      304,243
          Westport Resources Corp.*...............  3,880       80,704
          Willbros Group, Inc.*...................  5,650       46,443
          XTO Energy, Inc.........................  6,925      171,048
                                                          ------------
                                                                       2,857,878
                                                          ------------
          Pharmaceuticals - 5.2%
          aaiPharma, Inc.*(a).....................  4,300       60,286
          Abgenix, Inc.*..........................    600        4,422
          Adolor Corp.*(a)........................  9,800      134,456
          Amylin Pharmaceuticals, Inc.*(a)........ 10,335      166,807
          AtheroGenics, Inc.*..................... 19,122      141,694

        ---------------------------------------------------------------
        Security                                              Value
        Description                                 Shares   (Note 2)
        ---------------------------------------------------------------

        Pharmaceuticals - continued
        Atrix Laboratories, Inc.*(a)...............  3,075 $     47,167
        Charles River Laboratories Intl., Inc.*....  8,575      329,966
        First Horizon Pharmaceutical Corp.*(a)..... 31,847      238,152
        La Jolla Pharmaceutical Co.*...............  3,925       25,512
        Medicines Co.*(a).......................... 10,050      161,001
        Neurocrine Biosciences, Inc.*(a)........... 11,100      506,826
        Scios, Inc.*(a)............................  9,770      318,307
        Taro Pharmaceutical Industries, Ltd.
          (Israel) - Class A*(a)................... 11,075      416,420
                                                           ------------
                                                                       2,551,016
                                                           ------------
        Real Estate - 5.7%
        Centerpoint Properties Corp. (REIT)........  5,882      336,156
        Chelsea Property Group, Inc. (REIT)........  3,235      107,758
        Cousins Properties, Inc. (REIT)............ 15,461      381,887
        Developers Diversified Realty Corp. (REIT).  5,300      116,547
        FBR Asset Investment Corp. (REIT)..........  7,590      257,301
        General Growth Properties, Inc. (REIT).....  4,655      242,060
        Post Properties, Inc. (REIT)...............  5,475      130,852
        Prentiss Properties Trust (REIT)........... 16,628      470,240
        United Dominion Realty Trust, Inc. (REIT).. 21,060      344,542
        Ventas, Inc. (REIT)........................ 10,294      117,866
        Weingarten Realty Investors (REIT).........  8,453      311,578
                                                           ------------
                                                                       2,816,787
                                                           ------------
        Restaurants - 1.3%
        AFC Enterprises, Inc.*..................... 10,056      211,277
        CEC Entertainment, Inc.*...................  7,825      240,227
        P.F. Chang's China Bistro, Inc.*(a)........  2,675       97,102
        Panera Bread Co. - Class A*(a).............  2,875      100,079
                                                           ------------
                                                                         648,685
                                                           ------------
        Retailers - 4.2%
        1-800-FLOWERS.COM, Inc. - Class A*.........  7,302       45,637
        Alloy Online, Inc.*(a)..................... 25,150      275,392
        Big 5 Sporting Goods Corp.*................ 23,025      248,440
        GameStop Corp. - Class A*.................. 17,525      171,745
        Insight Communications Co., Inc. - Class A* 34,770      430,453
        Linens 'n Things, Inc.*....................  8,320      188,032
        Lithia Motors, Inc. - Class A*............. 14,100      221,229
        School Specialty, Inc.*(a)................. 14,250      284,715
        Shoe Carnival, Inc.*....................... 14,335      200,848
                                                           ------------
                                                                       2,066,491
                                                           ------------
        Telephone Systems - 0.7%
        Citizens Communications Co.*(a)............ 24,755      261,165
        ITXC Corp.*................................ 33,567       77,876
                                                           ------------
                                                                         339,041
                                                           ------------

        Textiles, Clothing & Fabrics - 0.8%
        Columbia Sportswear Co.*...................  6,786      301,434
        Tommy Hilfiger Corp.*...................... 13,185       91,636
                                                           ------------
                                                                         393,070
                                                           ------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


           ----------------------------------------------------------
           Security                                         Value
           Description                            Shares   (Note 2)
           ----------------------------------------------------------

           Transportation - 0.9%
           GATX Corp.(a)......................... 12,775 $    291,525
           Werner Enterprises, Inc...............  7,758      167,030
                                                         ------------
                                                                         458,555
                                                         ------------
           Total Common Stocks (Cost $50,874,673)          47,415,163
                                                         ------------

           Preferred Stock - 0.7%

           Entertainment & Leisure - 0.7%
           Six Flags, Inc., 7.25%
             (Cost $267,052)..................... 19,835      322,319
                                                         ------------

      --------------------------------------------------------------------
      Security                                     Shares/Par    Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 18.9%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated 12/31/02 at .15% to be repurchased at
        $1,897,016 on 01/02/03 collateralized by $1,490,000 USTB 6.875% due
        08/15/25 with a value of
        $1,938,863................................ $1,897,000 $ 1,897,000 State
      Street Navigator Securities Lending
        Prime Portfolio(b)........................  7,414,733   7,414,733
                                                              -----------
      Total Short-Term Investments
      (Cost $9,311,733)                                         9,311,733
                                                              -----------

      TOTAL INVESTMENTS - 115.9%
      (Cost $60,453,458)                                       57,049,215

      Other Assets and Liabilities (net) - (15.9%)             (7,819,642)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $49,229,573
                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

USTB - United States Treasury Bond

                        See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                       Par         Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     Domestic Bonds & Debt Securities - 95.2%
     Aerospace & Defense - 0.1%
     Northrop Grumman Corp. 7.750%, due
       02/15/31................................ $     55,000 $      66,147
     Raytheon Co. 6.550%, due 03/15/10(a)......      125,000       135,685
                                                             -------------
                                                                         201,832
                                                             -------------
     Agricultural Machinery - 0.2%
     Deere & Co. 6.950%, due 04/25/14..........      105,000       123,953
     Lockheed Martin Corp. 8.500%, due
       12/01/29................................      100,000       134,584
                                                             -------------
                                                                         258,537
                                                             -------------
     Asset Backed Securities - 5.9%
     AmeriCredit Auto Receivable Trust 1999-B
       A4 5.960%, due 03/12/06.................    1,185,770     1,200,773
     Bank One Issuance Trust 3.590%, due
       05/15/10................................    1,210,000     1,231,108
     Citibank Credit Card Master Trust
      6.150%, due 03/10/11.....................    1,230,000     1,352,202
      5.500%, due 02/15/06.....................      360,000       375,887
     Daimler Chrysler Auto Trust 6.160%, due
       01/08/06................................    3,000,000     3,164,575
     Fleet Credit Card Master Trust 7.020%, due
       02/15/08(a).............................      340,000       378,136
     Lehman Brothers, Inc. TRAINS
      6.858%, due 01/15/12 (144A)(b)(f)^.......      591,300       653,448
      5.890%, due 01/25/07 (144A)(b)(f)^.......      311,440       331,244
     Peco Energy Transition Trust 5.800%, due
       03/01/07(b).............................      500,000       531,236
     Prudential Holdings LLC 8.695%, due
       12/18/23 (144A)(b)......................      150,000       174,104
     UBS Preferred Funding Trust 8.622%, due
       10/01/10^...............................      345,000       417,749
                                                             -------------
                                                                       9,810,462
                                                             -------------
     Automotive - 1.4%
     Daimler Chrysler North America Holdings
       8.500%, due 01/18/31....................       85,000       104,928
     Ford Motor Co. 7.450%, due 07/16/31.......      125,000       109,026
     Ford Motor Credit Co......................
      7.875%, due 06/15/10.....................    1,020,000     1,027,817
      7.375%, due 02/01/11.....................      315,000       306,760
     General Motors Corp.......................
      7.200%, due 01/15/11.....................      555,000       558,167
      6.875%, due 09/15/11.....................      275,000       274,690
                                                             -------------
                                                                       2,381,388
                                                             -------------
     Banking - 2.9%
     Abbey National Capital Trust I 8.963%, due
       12/29/49^...............................      150,000       186,623

      --------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      --------------------------------------------------------------------

      Banking - continued
      ABN Amro NA Holding Capital 6.523%, due
        12/31/49 (144A)(b)^.................... $    425,000 $     436,715
      Bank of America Corp.....................
       7.400%, due 01/15/11....................      535,000       631,191
       4.875%, due 09/15/12(a).................      205,000       207,610
      Bank One Capital III 8.750%, due
        09/01/30...............................      195,000       246,225
      BNP Paribas Capital Trust 9.003%, due
        12/29/49 (144A)(b)^....................      355,000       434,472
      Fleet Boston Corp. 7.375%, due
        12/01/09...............................       70,000        80,110
      Household Finance Corp...................
       6.750%, due 05/15/11....................      395,000       421,819
       7.000%, due 05/15/12....................      160,000       175,551
      HSBC Capital Funding LP..................
       10.176%, due 12/31/49 (144A)(b)^........      100,000       140,795
       9.547%, due 11/29/49 (144A)(b)^.........      350,000       431,192
      ING Capital Funding Trust III 8.439%, due
        12/29/49...............................      215,000       250,457
      KBC Bank Funding Trust III, Secs
        9.860%, due 11/03/09 (144A)(b)^........      215,000       261,621
      Suntrust Bank 6.375%, due 04/01/11.......      205,000       228,988
      U.S. Bank NA 6.375%, due 08/01/11........      185,000       207,835
      Washington Mutual Bank FA 6.875%, due
        06/15/11...............................      215,000       241,468
      Washington Mutual Inc. 4.375%, due
        01/15/08...............................      160,000       163,218
                                                             -------------
                                                                       4,745,890
                                                             -------------
      Beverages, Food & Tobacco - 0.3%
      Archer-Daniels-Midland Co. 5.935%, due
        10/01/32...............................      180,000       180,233
      Kellogg Co. 6.600%, due 04/01/11.........       85,000        95,885
      Kraft Foods, Inc. 6.250%, due 06/01/12...      140,000       156,841
                                                             -------------
                                                                         432,959
                                                             -------------
      Chemicals - 0.1%
      Dow Chemical Co. 7.375%, due
        11/01/29...............................      145,000       157,380
                                                             -------------
      Collateralized Mortgage Obligations - 3.9%
      Credit Suisse First Boston Mortgage
        Securities Corp. 7.290%, due
        09/15/41...............................    3,070,000     3,584,424
      Morgan Stanley Dean Witter Capital I
        6.390%, due 10/15/35...................       75,000        84,240
      Wachovia Bank Commercial Mortgage Trust
        4.980%, due 11/15/34...................    2,790,000     2,854,914
                                                             -------------
                                                                       6,523,578
                                                             -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      --------------------------------------------------------------------

      Commercial Services - 0.0%
      Iron Mountain, Inc. 8.625%, due
        04/01/13............................... $     60,000 $      63,000
                                                             -------------
      Communications - 0.5%
      Cingular Wireless LLC 6.500%, due
        12/15/11...............................      140,000       151,266
      SBC Communications, Inc. 5.875%, due
        08/15/12...............................      275,000       297,615
      Tele-Communications TCI Group 7.875%,
        due 02/15/26...........................      320,000       325,442
                                                             -------------
                                                                         774,323
                                                             -------------
      Containers - 0.0%
      Owens-Brockway Glass Container 8.875%,
        due 02/15/09...........................       55,000        56,925
                                                             -------------
      Electric Services - 0.2%
      Dominion Resources, Inc., Series A
        8.125%, due 06/15/10...................      335,000       390,408
                                                             -------------
      Electric Utilities - 0.4%
      Constellation Energy Group, Inc. 7.000%,
        due 04/01/12(a)........................       60,000        63,168
      Duke Energy Corp. 6.250%, due
        01/15/12...............................      115,000       120,270
      MidAmerican Energy Holdings Co. 6.750%,
        due 12/30/31...........................      115,000       120,149
      Pepco Holdings, Inc. 6.450%, due
        08/15/12 (144A)(b).....................      185,000       196,254
      Progress Energy, Inc. 6.850%, due
        04/15/12...............................      100,000       109,725
                                                             -------------
                                                                         609,566
                                                             -------------
      Electronics - 0.0%
      Fairchild Semiconductor Corp. 10.500%,
        due 02/01/09...........................       55,000        59,675
                                                             -------------
      Environmental Controls - 0.1%
      Allied Waste North America, Inc. 10.000%,
        due 08/01/09...........................       70,000        69,825
                                                             -------------
      Financial Services - 3.2%
      American General Finance
       4.500%, due 11/15/07....................       80,000        82,453
       5.375%, due 10/01/12....................      185,000       189,455
      CIT Group, Inc. 7.750%, due 04/02/12.....      230,000       258,760
      Citigroup, Inc. 7.250%, due 10/01/10.....      740,000       860,344
      Countrywide Home Loans, Inc. 5.625%,
        due 05/15/07...........................      305,000       326,551
      Credit Suisse First Boston USA, Inc.
       6.125%, due 11/15/11(a).................       15,000        15,677
       6.500%, due 01/15/12....................      155,000       165,942
       7.125%, due 07/15/32....................       95,000       101,240

    -----------------------------------------------------------------------
    Security                                         Par         Value
    Description                                     Amount      (Note 2)
    -----------------------------------------------------------------------

    Financial Services - continued
    General Electric Capital Corp., Series A
     5.875%, due 02/15/12....................... $    680,000 $     728,268
     6.750%, due 03/15/32.......................      240,000       266,234
    General Motors Acceptance Corp. 8.000%,
      due 11/01/31..............................      220,000       221,821
    Goldman Sachs Group, Inc.
     6.600%, due 01/15/12.......................      175,000       193,707
     5.700%, due 09/01/12.......................       55,000        57,309
    Household Finance Corp.
     8.000%, due 07/15/10.......................      155,000       175,353
     6.375%, due 11/27/12.......................      130,000       135,961
    John Hancock 6.500%, due 03/01/11
      (144A)(b).................................      245,000       265,507
    Lehman Brothers Holdings, Inc. 6.625%,
      due 01/18/12..............................      170,000       188,485
    Morgan Stanley
     6.750%, due 04/15/11.......................      245,000       272,698
     6.600%, due 04/01/12.......................      195,000       216,501
    National Rural Utilities Cooperative Finance
      Corp. 7.250%, due 03/01/12(a).............      175,000       201,054
    RH Donnelley Finance Corp. I 8.875%, due
      12/15/10 (144A)(b)........................       30,000        32,250
    Wells Fargo & Co.
     5.125%, due 09/01/12.......................      240,000       248,669
     5.000%, due 11/15/14.......................      120,000       121,478
                                                              -------------
                                                                       5,325,717
                                                              -------------
    Food Retailers - 0.5%
    Ahold Finance USA, Inc. 6.875%, due
      05/01/29(a)...............................       40,000        36,027
    Albertson's, Inc. 7.500%, due 02/15/11......       80,000        92,184
    ConAgra Foods, Inc. 6.750%, due
      09/15/11..................................      125,000       142,383
    Kroger Co.
     7.250%, due 06/01/09.......................      135,000       153,256
     6.800%, due 04/01/11.......................       45,000        49,406
     7.500%, due 04/01/31.......................      125,000       140,261
    Safeway, Inc. 6.500%, due 03/01/11..........      200,000       218,076
                                                              -------------
                                                                         831,593
                                                              -------------
    Forest Products & Paper - 0.5%
    International Paper Co. 6.750%, due
      09/01/11..................................      105,000       117,029
    MeadWestvaco Corp. 6.850%, due
      04/01/12..................................       20,000        22,231
    Westvaco Corp.
     8.200%, due 01/15/30.......................       20,000        23,316
     7.950%, due 02/15/31.......................      110,000       128,466

                        See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                     Par         Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Forest Products & Paper - continued
      Weyerhaeuser Co.
       6.750%, due 03/15/12................... $    225,000 $     245,750
       7.375%, due 03/15/32...................      200,000       217,587
                                                            -------------
                                                                         754,379
                                                            -------------
      Home Construction, Furnishings & Appliances - 0.0%
      D.R. Horton, Inc. 8.500%, due 04/15/12
        (144A)(b).............................       60,000        60,600
                                                            -------------
      Insurance - 0.2%
      AIG Sunamerica Global Finance IX 6.900%,
        due 03/15/32 (144A)(b)................      125,000       145,901
      Nationwide Financial Services, Inc.
       6.250%, due 11/15/11(a)................       55,000        57,456
       5.900%, due 07/01/12...................       60,000        61,288
      UnumProvident Corp. 7.375%, due
        06/15/32..............................       90,000        76,043
                                                            -------------
                                                                         340,688
                                                            -------------
      Lodging - 0.0%
      MGM Mirage, Inc. 8.375%, due
        02/01/11(a)...........................       55,000        59,537
                                                            -------------
      Media - Broadcasting & Publishing - 0.8%
      AOL Time Warner, Inc. 7.625%, due
        04/15/31..............................      590,000       608,534
      Comcast Cable Communications 7.125%,
        due 06/15/13..........................      130,000       138,662
      Cox Communications, Inc.
       7.750%, due 11/01/10...................      180,000       205,318
       7.125%, due 10/01/12...................       55,000        61,200
      EchoStar DBS Corp. 9.375%, due 02/01/09
        (144A)(b).............................       60,000        63,750
      News America Holdings, Inc. 8.250%, due
        08/10/18..............................      110,000       120,824
      Viacom, Inc. 7.875%, due 07/30/30.......       90,000       112,392
                                                            -------------
                                                                       1,310,680
                                                            -------------
      Metals - 0.0%
      AK Steel Corp. 7.750%, due 06/15/12
        (144A)(b).............................       60,000        60,750
                                                            -------------
      Oil & Gas - 1.6%
      Amerada Hess Corp. 7.875%, due
        10/01/29..............................       95,000       110,170
      Anadarko Finance Co., Series B 7.500%,
        due 05/01/31..........................       85,000       101,397
      Apache Corp. 7.700%, due 03/15/26.......      155,000       189,652
      Chesapeake Energy Corp. 8.125%, due
        04/01/11..............................       60,000        62,100
      Devon Financing Corp. ULC 7.875%, due
        09/30/31..............................      255,000       301,260
      Kinder Morgan Energy Partners LP 7.400%,
        due 03/15/31..........................       65,000        70,591

      --------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      --------------------------------------------------------------------

      Oil & Gas - continued
      Kinder Morgan Inc. 6.500%, due 09/01/12
        (144A)(b).............................. $    175,000 $     183,215
      Lasmo (USA), Inc. 7.300%, due 11/15/27...      200,000       236,900
      Occidental Petroleum Corp. 6.750%, due
        01/15/12...............................      145,000       165,449
      Texaco Capital, Inc. (The) 5.500%, due
        01/15/09...............................      220,000       240,957
      Tosco Corp. 8.125%, due 02/15/30.........      530,000       677,720
      Transocean Sedco Forex, Inc. 7.500%, due
        04/15/31...............................      120,000       138,092
      Valero Energy Corp. 6.875%, due
        04/15/12...............................      225,000       234,718
                                                             -------------
                                                                       2,712,221
                                                             -------------
      Real Estate - 0.0%
      Host Marriott LP, (REIT) 9.500%, due
        01/15/07...............................       60,000        61,200
                                                             -------------
      Retailers - 0.1%
      Federated Department Stores, Inc. 6.300%,
        due 04/01/09...........................       60,000        64,104
      Lowe's Co., Inc. 6.875%, due 02/15/28....       40,000        44,697
      May Department Stores Co. 6.900%, due
        01/15/32...............................       40,000        41,727
      Sears Roebuck Acceptance Corp. 7.000%,
        due 06/01/32...........................       75,000        63,046
                                                             -------------
                                                                         213,574
                                                             -------------
      Telephone - 0.2%
      AT&T Corp. 8.000%, due 11/15/31..........       50,000        55,301
      Citizens Communications Co. 9.250%, due
        05/15/11...............................      155,000       184,941
                                                             -------------
                                                                         240,242
                                                             -------------
      Telephone Systems - 1.1%
      AT&T Broadband Corp. 8.375%, due
        03/15/13...............................       21,000        23,905
      AT&T Corp.
       6.000%, due 03/15/09....................        2,000         2,000
       6.500%, due 03/15/13....................      280,000       281,498
      AT&T Wireless Services, Inc.
       7.875%, due 03/01/11....................      160,000       161,087
       8.125%, due 05/01/12....................       50,000        50,348
      Sprint Capital Corp.
       7.625%, due 01/30/11....................      355,000       337,846
       8.750%, due 03/15/32....................       20,000        19,058
      Verizon Global Funding Corp.
       7.375%, due 09/01/12....................      140,000       161,418
       7.750%, due 12/01/30....................      160,000       187,027
      Verizon New York, Inc. 6.875%, due
        04/01/12...............................      515,000       579,753
                                                             -------------
                                                                       1,803,940
                                                             -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                               Par         Value
         Description                           Amount      (Note 2)
         -------------------------------------------------------------

         Transportation - 0.6%
         Burlington Northern Santa Fe Corp.
          6.750%, due 07/15/11............. $    130,000 $     147,807
          7.082%, due 05/13/29.............      105,000       119,707
         CSX Corp. 6.300%, due 03/15/12....      180,000       197,685
         Norfolk Southern Corp.
          6.750%, due 02/15/11.............       60,000        68,021
          7.800%, due 05/15/27.............      100,000       121,866
         Union Pacific Corp.
          6.500%, due 04/15/12.............      170,000       191,346
          6.625%, due 02/01/29.............       70,000        77,057
                                                         -------------
                                                                         923,489
                                                         -------------
         U.S. Government Agency Mortgage Backed Securities - 53.9% Federal Home
         Loan Mortgage Corp.
          8.000%, due 09/01/08.............        3,917         4,068
          5.750%, due 01/15/12(a)..........      130,000       144,909
          9.500%, due 04/01/19.............        7,842         8,726
          9.000%, due 06/01/19.............        5,865         6,538
          6.000%, due 12/01/31.............   10,103,889    10,465,836
          6.250%, due 07/15/32(a)..........      285,000       324,015
                                                         -------------
                                                                      10,954,092
                                                         -------------
         Federal National Mortgage Assoc.
          6.625%, due 11/15/10(a)..........       20,000        23,519
          4.375%, due 09/15/12(a)..........    1,850,000     1,858,756
          6.000%, due 12/01/16.............    4,236,211     4,435,852
          8.500%, due 07/01/19.............        9,652        10,320
          7.000%, due 06/01/28.............      540,970       569,956
          7.000%, due 08/01/28.............      256,916       270,682
          7.000%, due 09/01/28.............      384,554       405,775
          7.125%, due 01/15/30.............      777,000       962,057
          6.625%, due 11/15/30(a)..........      335,000       394,363
          6.000%, due 04/01/31.............      482,802       499,952
          6.000%, due 05/01/31.............      390,622       404,497
          6.000%, due 05/01/31.............      272,177       281,845
          6.000%, due 05/01/31.............      532,512       551,427
          6.000%, due 06/01/31.............      642,764       665,596
          6.000%, due 07/01/31.............      638,731       661,419
          6.000%, due 07/01/31.............       39,128        40,527
          7.000%, due 08/01/31.............    4,147,711     4,364,041
          6.000%, due 10/01/31.............       37,503        38,835
          6.000%, due 11/01/31.............       25,156        26,049
          6.000%, due 11/01/31.............       88,941        92,100
          6.000%, due 11/01/31.............      460,751       477,118
          6.000%, due 12/01/31.............       47,921        49,623
          6.000%, due 12/01/31.............      307,231       318,143
          6.000%, due 12/01/31.............      854,397       884,746
          6.000%, due 12/01/31.............       28,974        30,003
          6.000%, due 01/01/32.............    1,259,818     1,304,568
          5.500%, due TBA(c)...............    2,500,000     2,590,625

     ---------------------------------------------------------------------
     Security                                       Par         Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     U.S. Government Agency Mortgage Backed Securities - continued Federal
     National Mortgage Assoc. - continued
      5.500%, due TBA(c)....................... $ 27,000,000 $  27,421,875
      6.000%, due TBA(c).......................    4,625,000     4,781,094
      6.500%, due TBA(c).......................   18,500,000    19,263,125
      7.000%, due TBA(c).......................       70,000        73,631
                                                             -------------
                                                                      73,752,119
                                                             -------------
     Government National Mortgage Assoc.
      9.000%, due 04/15/09.....................        1,133         1,234
      9.000%, due 05/15/09.....................        7,633         8,316
      9.000%, due 05/15/09.....................        1,781         1,940
      9.000%, due 05/15/09.....................          848           923
      9.000%, due 05/15/09.....................          779           849
      11.500%, due 11/15/15....................        8,769        10,243
      9.250%, due 07/15/17.....................        6,531         7,297
      10.000%, due 11/15/17....................        7,184         8,268
      11.500%, due 02/15/18....................        3,090         3,641
      10.000%, due 03/15/19....................        9,380        10,804
      9.000%, due 01/15/20.....................       18,202        20,239
      9.250%, due 05/15/21.....................       37,129        41,541
      9.250%, due 06/15/21.....................       20,247        22,654
      9.500%, due 01/15/25.....................        8,207         9,207
      8.000%, due 05/15/27.....................       59,633        64,831
      8.000%, due 09/15/29.....................       74,657        80,853
      8.000%, due 10/15/29.....................      167,338       181,243
      8.000%, due 05/15/30.....................       15,359        16,618
      8.000%, due 05/15/30.....................       30,758        33,281
      8.000%, due 06/15/30.....................       56,863        61,527
      8.000%, due 06/15/30.....................       44,078        47,694
      8.000%, due 07/15/30.....................       17,162        18,569
      8.000%, due 07/15/30.....................      138,840       150,229
      8.000%, due 07/15/30.....................      133,340       144,277
      8.000%, due 07/15/30.....................       54,537        59,011
      6.000%, due TBA (c)......................    3,500,000     3,641,092
                                                             -------------
                                                                       4,646,381
                                                             -------------
                                                                      89,352,592
                                                             -------------

     U.S. Treasury Securities - 16.5% U.S. Treasury Bond
      8.875%, due 02/15/19(a)..................    1,610,000     2,377,896
      6.750%, due 08/15/26(a)..................    1,738,000     2,175,013
      5.250%, due 02/15/29(a)..................      220,000       229,961
                                                             -------------
                                                                       4,782,870
                                                             -------------
     U.S. Treasury CPI Note 3.875%, due
       04/15/29(a).............................      507,279       620,466
     U.S. Treasury Inflation Index Note 3.500%,
       due 01/15/11(a).........................      296,865       325,948

                        See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      --------------------------------------------------------------------

      U.S. Treasury Securities - continued
      U.S. Treasury Note
       3.375%, due 04/30/04(a)................. $    940,000 $     965,740
       2.250%, due 07/31/04(d).................      150,000       152,016
       2.125%, due 08/31/04(a).................   20,180,000    20,410,980
       4.000%, due 11/15/12(a).................       25,000        25,361
                                                             -------------
                                                                      21,554,097
                                                             -------------
                                                                      27,283,381
                                                             -------------
      Total Domestic Bonds & Debt Securities
        (Cost $152,353,772)....................                157,870,331
                                                             -------------

      Foreign Bonds & Debt Securities - 3.3% Luxembourg - 0.0% Tyco
      International Group S A 6.375%, due
        10/15/11...............................       35,000        32,789
                                                             -------------
      Canada - 0.6%
      Alberta Energy Co., Ltd. (Yankee) 7.375%,
        due 11/01/31...........................       60,000        70,700
      Canadian National Railway Co. (Yankee)
        6.900%, due 07/15/28...................      165,000       188,824
      Province of Quebec 7.500%, due
        09/15/29...............................      475,000       594,703
      TransCanada PipeLines, Ltd. 8.625%, due
        05/15/12...............................       55,000        68,369
                                                             -------------
                                                                         922,596
                                                             -------------
      Colombia - 0.1%
      Republic of Colombia 9.750%, due
        04/09/11...............................       94,869        98,189
                                                             -------------
      France - 0.3%
      AXA (Yankee) 8.600%, due 12/15/30........      235,000       269,381
      France Telecom S.A. 9.250%, due
        03/11/11...............................      190,000       220,080
                                                             -------------
                                                                         489,461
                                                             -------------
      Germany - 0.1%
      Deutsche Telekom Finance B.V. (Yankee)
        8.750%, due 06/15/30^..................      130,000       150,682
                                                             -------------
      Italy - 0.1%
      Region of Lombardy 5.804%, due
        10/25/32...............................      245,000       255,905
                                                             -------------
      Mexico - 0.3%
      United Mexican States
       9.875%, due 02/01/10....................      120,000       146,658
       11.375%, due 09/15/16...................      150,000       201,375
       8.125%, due 12/30/19....................       65,000        69,449
       8.300%, due 08/15/31....................      130,000       137,475
                                                             -------------
                                                                         554,957
                                                             -------------

       -----------------------------------------------------------------
       Security                                   Par         Value
       Description                               Amount      (Note 2)
       -----------------------------------------------------------------

       Netherlands - 0.3%
       Koninklijke (Royal) KPN NV 8.000%, due
         10/01/10............................ $    100,000 $     117,316
       Telefonica Europe BV 7.750%, due
         09/15/10............................      270,000       312,679
                                                           -------------
                                                                         429,995
                                                           -------------
       Norway - 0.1%
       DnB Holding ASA 7.729%, due 06/29/49
         (144A)(b)^..........................      115,000       130,551
                                                           -------------
       Russia - 0.1%
       Russian Federation
        5.000%, due 05/31/30^................       56,000        44,470
        10.000%, due 06/26/07................       10,000        11,425
        8.250%, due 03/31/10.................       35,000        37,131
        11.000%, due 07/24/18................       15,000        18,005
                                                           -------------
                                                                         111,031
                                                           -------------
       Sweden - 0.3%
       ForeningsSparbanken AB 9.000%, due
         03/17/10 (144A)(b)^.................      180,000       211,825
       Nordea Bank Sweden AB 8.950%, due
         11/29/49 (144A)(b)^.................      305,000       363,869
                                                           -------------
                                                                         575,694
                                                           -------------
       United Kingdom - 1.0%
       Barclays Bank Plc
        8.550%, due 09/29/49 (144A)(b)^......      255,000       311,861
        6.860%, due 06/15/32 (144A)(b)^......      160,000       164,550
       British Sky Broadcasting Group Plc
         8.200%, due 07/15/09................       55,000        59,491
       British Telecom Plc 8.375%, due
         12/15/10............................      290,000       348,306
       HSBC Holdings Plc (Yankee) 7.400%, due
         04/15/03 (144A)(b)..................      100,000       101,458
       Royal Bank of Scotland Group Plc
        7.648%, due 08/31/49^................      100,000       116,182
        9.118%, due 03/31/49.................      305,000       376,735
       Standard Chartered Bank 8.000%, due
         05/30/31 (144A)(b)..................       80,000        92,388
       Vodafone Group Plc 7.875%, due
         02/15/30............................      135,000       163,305
                                                           -------------
                                                                       1,734,276
                                                           -------------
       Total Foreign Bonds & Debt Securities
       (Cost $5,066,834)                                       5,486,126
                                                           -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


     ----------------------------------------------------------------------
     Security                                     Shares/Par     Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------

     Short-Term Investments - 40.0%
     State Street Bank and Trust Co.,
       Repurchase Agreement, dated 12/31/02 at 0.25% to be repurchased at
       $58,529,813 on 01/02/03 collateralized by $55,795,000 USTB 5.25% due
       02/15/29 with a value of
       $59,700,650............................... $58,529,000 $ 58,529,000 State
     Street Navigator Securities Lending
       Prime Portfolio(e)........................   7,685,628    7,685,628
                                                              ------------
     Total Short-Term Investments
     (Cost $65,944,628)                                         65,944,628
                                                              ------------

     TOTAL INVESTMENTS - 138.5%
     (Cost $223,635,234)                                       229,571,085

     Other Assets and Liabilities (net) - (38.5%)              (63,796,637)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $165,774,448
                                                              ============

Portfolio Footnotes:

^ Variable or floating rate security. The stated rate represents the rate at December 31, 2002.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) All or a portion of these securities have been segregated to cover open futures contracts and when-issued/delayed delivery transactions.

(e) Represents investment of collateral received from securities lending transactions.

(f) A TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed.

CPI - Consumer Price Index

REIT - Real Estate Investment Trust

USTB - United States Treasury Bond

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2002, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                      Percent of
                                                       Portfolio
              Portfolio Composition by Credit Quality (unaudited)
              ---------------------------------------------------

                 AAA/Government/Government Agency        87.29%
                 AA                                       0.74%
                 A                                        6.65%
                 BBB                                      4.84%
                 BB                                       0.13%
                 B                                        0.14%
                 Below B                                  0.21%
                                                        ------
                 Total:                                 100.00%
                                                        ======

                        See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


          -----------------------------------------------------------
          Security                                         Value
          Description                           Shares    (Note 2)
          -----------------------------------------------------------

          Common Stocks - 97.1%
          Aerospace & Defense - 1.9%
          Honeywell International, Inc.........  19,500 $     468,000
          Lockheed Martin Corp.................  15,100       872,025
          United Technologies Corp.............  14,200       879,548
                                                        -------------
                                                                       2,219,573
                                                        -------------
          Apparel Retailers - 0.1%
          Abercrombie & Fitch Co. - Class A*...   8,100       165,726
                                                        -------------
          Banking - 4.7%
          Bank One Corp........................  36,400     1,330,420
          Capital One Financial Corp.(a).......  31,700       942,124
          Charter One Financial, Inc...........  21,105       606,347
          FleetBoston Financial Corp...........  17,400       422,820
          U.S. Bancorp.........................  76,182     1,616,582
          Wells Fargo Co.......................  10,000       468,700
                                                        -------------
                                                                       5,386,993
                                                        -------------
          Beverages, Food & Tobacco - 4.0%
          Coca-Cola Co.........................  28,600     1,253,252
          Kraft Foods, Inc. - Class A..........  23,600       918,748
          Philip Morris Co., Inc...............  29,500     1,195,635
          Unilever NV New York Shares..........  19,554     1,206,677
                                                        -------------
                                                                       4,574,312
                                                        -------------
          Chemicals - 1.3%
          Air Products & Chemicals, Inc........  15,200       649,800
          PPG Industries, Inc..................   9,700       486,455
          Praxair, Inc.........................   6,740       389,370
                                                        -------------
                                                                       1,525,625
                                                        -------------
          Commercial Services - 0.8%
          Accenture, Ltd. - Class A*...........  33,400       600,866
          Cendant Corp.*.......................  33,575       351,866
                                                        -------------
                                                                         952,732
                                                        -------------
          Communications - 3.0%
          American Tower Corp. - Class A*(a)...  98,100       346,293
          Cisco Systems, Inc.*................. 201,700     2,642,270
          Nokia Oyj (ADR)......................  28,400       440,200
                                                        -------------
                                                                       3,428,763
                                                        -------------
          Computer Software & Processing - 4.8%
          Microsoft Corp.*.....................  85,700     4,430,690
          NCR Corp.*...........................  26,800       636,232
          Network Appliance, Inc.*.............   8,300        83,000
          Oracle Corp.*........................  38,100       411,480
                                                        -------------
                                                                       5,561,402
                                                        -------------
          Computers & Information - 3.0%
          Dell Computer Corp.*.................  37,100       992,054
          Hewlett-Packard Co...................  37,400       649,264
          International Business Machines Corp.  24,000     1,860,000
                                                        -------------
                                                                       3,501,318
                                                        -------------

         -------------------------------------------------------------
         Security                                           Value
         Description                             Shares    (Note 2)
         -------------------------------------------------------------

         Cosmetics & Personal Care - 1.1%
         Gillette Co............................  40,900 $   1,241,724
                                                         -------------
         Electric Utilities - 3.3%
         Dominion Resources, Inc................  20,300     1,114,470
         PG&E Corp.*............................  78,800     1,095,320
         Pinnacle West Capital Corp.............  47,495     1,619,105
                                                         -------------
                                                                       3,828,895
                                                         -------------
         Electrical Equipment - 3.3%
         Emerson Electric Co....................  11,900       605,115
         General Electric Co.................... 131,400     3,199,590
                                                         -------------
                                                                       3,804,705
                                                         -------------
         Electronics - 3.4%
         Altera Corp.*..........................  77,600       956,808
         Analog Devices, Inc.*..................  28,300       675,521
         Intel Corp.............................  85,700     1,334,349
         Intersil Corp. - Class A*(b)...........  28,700       400,078
         Linear Technology Corp.................   8,000       205,760
         Micron Technology, Inc.*...............   8,400        81,816
         Xilinx, Inc.*..........................  15,000       309,000
                                                         -------------
                                                                       3,963,332
                                                         -------------
         Entertainment & Leisure - 2.0%
         Mattel, Inc............................ 119,400     2,286,510
                                                         -------------
         Environmental Controls - 1.3%
         Waste Management, Inc..................  66,674     1,528,168
                                                         -------------
         Financial Services - 7.9%
         CIT Group, Inc.........................  22,064       432,454
         Citigroup, Inc......................... 136,809     4,814,309
         Countrywide Credit Industries, Inc.....  31,300     1,616,645
         E*TRADE Group, Inc.*...................  23,767       115,508
         Goldman Sachs Group, Inc...............  16,200     1,103,220
         Morgan Stanley.........................  27,400     1,093,808
                                                         -------------
                                                                       9,175,944
                                                         -------------
         Forest Products & Paper - 0.9%
         Smurfit-Stone Container Corp.*.........  32,600       501,747
         Temple Inland, Inc.....................  10,800       483,948
                                                         -------------
                                                                         985,695
                                                         -------------
         Health Care Products - 1.2%
         Becton Dickinson & Co..................  14,100       432,729
         Guidant Corp.*.........................  18,600       573,810
         Medtronic, Inc.........................   9,000       410,400
                                                         -------------
                                                                       1,416,939
                                                         -------------
         Health Care Providers & Services - 0.3%
         HCA, Inc...............................   7,300       302,950
                                                         -------------
         Heavy Machinery - 2.1%
         Applied Materials, Inc.*...............  23,500       306,205
         Cooper Cameron Corp.*..................  24,700     1,230,554
         Ingersoll-Rand Co. - Class A...........  20,200       869,812
                                                         -------------
                                                                       2,406,571
                                                         -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                                Value
       Description                                  Shares    (Note 2)
       ------------------------------------------------------------------

       Home Construction, Furnishings & Appliances - 0.6%
       Johnson Controls, Inc.......................   8,900 $     713,513
                                                            -------------
       Household Products - 1.9%
       Procter & Gamble Co.........................  25,300     2,174,282
                                                            -------------
       Industrial - Diversified - 2.6%
       Tyco International, Ltd..................... 172,739     2,950,382
                                                            -------------
       Insurance - 4.6%
       Ambac Financial Group, Inc..................  23,137     1,301,225
       American International Group, Inc...........  29,100     1,683,435
       Aon Corp....................................  49,700       938,833
       Cigna Corp..................................  15,400       633,248
       Travelers Property Casualty Corp. - Class A*  43,824       642,021
       Travelers Property Casualty Corp. - Class B*  10,400       152,360
                                                            -------------
                                                                       5,351,122
                                                            -------------
       Lodging - 0.3%
       Marriott International, Inc. - Class A......  11,000       361,570
                                                            -------------
       Media - Broadcasting & Publishing - 5.3%
       AOL Time Warner, Inc.*......................  62,000       812,200
       Comcast Corp. - Class A*....................  61,465     1,448,730
       Comcast Corp. - Class A*....................  15,100       341,109
       Liberty Media Corp. - Class A*.............. 160,900     1,438,446
       Tribune Co..................................   6,700       304,582
       Viacom, Inc. - Class B*.....................  43,600     1,777,136
                                                            -------------
                                                                       6,122,203
                                                            -------------
       Metals - 0.8%
       Alcoa, Inc..................................  42,816       975,348
                                                            -------------
       Oil & Gas - 7.1%
       Anadarko Petroleum Corp.....................  15,900       761,610
       ChevronTexaco Corp..........................  26,200     1,741,776
       ConocoPhillips..............................  26,240     1,269,753
       Devon Energy Corp...........................  13,000       596,700
       Exxon Mobil Corp............................  61,920     2,163,485
       GlobalSantaFe Corp..........................  29,700       722,304
       Rowan Companies, Inc........................  43,900       996,530
                                                            -------------
                                                                       8,252,158
                                                            -------------
       Pharmaceuticals - 11.3%
       Abbott Laboratories.........................  34,800     1,392,000
       Amgen, Inc.*................................  29,900     1,445,366
       Bristol-Myers Squibb Co.....................  14,400       333,360
       Eli Lilly & Co..............................  25,000     1,587,500
       Human Genome Sciences, Inc.*................  15,183       133,762
       Johnson & Johnson...........................  28,772     1,545,344
       MedImmune, Inc.*............................  26,000       706,420
       Pfizer, Inc.................................  74,850     2,288,165
       Pharmacia Corp..............................  42,274     1,767,053
       Schering-Plough Corp........................  20,599       457,298
       Wyeth.......................................  38,100     1,424,940
                                                            -------------
                                                                      13,081,208
                                                            -------------

     ---------------------------------------------------------------------
     Security                                    Shares/Par     Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     Retailers - 5.1%
     Costco Wholesale Corp.*....................     10,900 $     305,854
     CVS Corp...................................     19,000       474,430
     Home Depot, Inc............................     69,000     1,653,240
     Target Corp................................     22,300       669,000
     TJX Companies, Inc.........................     30,000       585,600
     Wal-Mart Stores, Inc.......................     44,400     2,242,644
                                                            -------------
                                                                       5,930,768
                                                            -------------
     Telephone Systems - 3.9%
     AT&T Corp..................................     11,340       296,087
     AT&T Wireless Services, Inc.*..............     26,900       151,985
     BellSouth Corp.............................     12,000       310,440
     SBC Communications, Inc....................     37,877     1,026,845
     Sprint Corp. (FON Group)*..................     27,400       396,752
     Sprint Corp. (PCS Group)*(a)...............    123,900       542,682
     Verizon Communications, Inc................     47,138     1,826,598
                                                            -------------
                                                                       4,551,389
                                                            -------------
     Textiles, Clothing & Fabrics - 1.1%
     Jones Apparel Group, Inc.*.................     14,000       496,160
     NIKE, Inc. - Class B.......................     16,500       733,755
                                                            -------------
                                                                       1,229,915
                                                            -------------
     U.S. Government Agency - 2.1%
     Federal Home Loan Mortgage Corp............     28,300     1,671,115
     Federal National Mortgage Association......     12,000       771,960
                                                            -------------
                                                                       2,443,075
                                                            -------------
     Total Common Stocks (Cost $131,099,443)                  112,394,810
                                                            -------------

     Domestic Bonds & Debt Securities - 0.2%
     U.S. Government Agency - 0.2%
     U.S. Treasury Note, 3.000%,
       due 11/30/03(b).......................... $  230,000       233,765
                                                            -------------
     Total Domestic Bonds & Debt Securities
     (Cost $233,418)                                              233,765
                                                            -------------
     Short-Term Investments - 4.2%
     State Street Bank and Trust Co.,
       Repurchase Agreement, dated 12/31/02 at .15% to be purchased at
       $3,277,027 on 01/02/03 collateralized by $2,385,000 USTB 7.625% due
       02/15/25 with a value
       of $3,347,820............................  3,277,000     3,277,000
     State Street Navigator Securities Lending
       Prime Portfolio(c).......................  1,559,639     1,559,639
                                                            -------------
     Total Short-Term Investments
     (Cost $4,836,639)                                          4,836,639
                                                            -------------

     TOTAL INVESTMENTS - 101.5%
     (Cost $136,169,500)                                    $ 117,465,214

     Other Assets and Liabilities (net) - (1.5%)               (1,765,807)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 115,699,407
                                                            =============

                        See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002


Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) All or a portion of these securities have been segregated to cover open futures contracts.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

USTB - United States Treasury Bond

                        See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN ENHANCED INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


           ---------------------------------------------------------
           Security                                       Value
           Description                          Shares   (Note 2)
           ---------------------------------------------------------

           Common Stocks - 99.3%
           Aerospace & Defense - 2.1%
           Boeing Co........................... 12,400 $     409,076
           General Dynamics Corp...............    900        71,433
           Honeywell International, Inc........  8,200       196,800
           Lockheed Martin Corp................  8,800       508,200
           Northrop Grumman Corp...............  2,300       223,100
           United Technologies Corp............ 18,100     1,121,114
                                                       -------------
                                                                       2,529,723
                                                       -------------
           Agricultural - 0.2%
           Monsanto Co......................... 14,500       279,125
                                                       -------------
           Apparel Retailers - 0.4%
           Abercrombie & Fitch Co. - Class A*.. 17,500       358,050
           Gap, Inc............................  8,800       136,576
                                                       -------------
                                                                         494,626
                                                       -------------
           Automobiles - 0.2%
           Harley-Davidson, Inc................  5,300       244,860
                                                       -------------
           Automotive - 1.0%
           Ford Motor Co....................... 33,300       309,690
           General Motors Corp................. 14,400       530,784
           Lear Corp.*.........................  6,200       206,336
           PACCAR, Inc.........................  3,300       152,229
                                                       -------------
                                                                       1,199,039
                                                       -------------
           Banking - 6.6%
           Bank of America Corp................  3,700       257,409
           Bank One Corp....................... 31,600     1,154,980
           Capital One Financial Corp.(b)...... 22,700       674,644
           City National Corp..................  1,500        65,985
           Compass Bancshares, Inc.............  2,600        81,302
           FirstMerit Corp.....................  1,300        28,158
           FleetBoston Financial Corp.......... 45,000     1,093,500
           Golden West Financial Corp. Delaware  1,300        93,353
           Greenpoint Financial Corp...........  8,400       379,512
           Hibernia Corp. - Class A............  5,600       107,856
           Marshall and Ilsley Corp............  8,600       235,468
           MBNA Corp...........................  3,700        70,374
           North Fork Bancorporation, Inc......  1,900        64,106
           PNC Financial Services Group........ 14,200       594,980
           Suntrust Banks, Inc................. 10,600       603,352
           TCF Financial Corp..................  2,400       104,856
           U.S. Bancorp........................ 73,000     1,549,060
           Washington Mutual, Inc.............. 18,500       638,805
                                                       -------------
                                                                       7,797,700
                                                       -------------
           Beverages, Food & Tobacco - 5.2%
           Archer-Daniels-Midland Co...........  5,700        70,680
           Coca-Cola Co........................ 57,100     2,502,122
           H.J. Heinz Co.......................  3,600       118,332
           Kellogg Co..........................  8,500       291,295
           Kraft Foods, Inc. - Class A......... 14,700       572,271

          -----------------------------------------------------------
          Security                                         Value
          Description                           Shares    (Note 2)
          -----------------------------------------------------------

          Beverages, Food & Tobacco - continued
          PepsiCo, Inc.........................  13,400 $     565,748
          Philip Morris Co., Inc...............  43,300     1,754,949
          SYSCO Corp...........................  10,500       312,795
                                                        -------------
                                                                       6,188,192
                                                        -------------
          Business Service - 0.0%
          BearingsPoint, Inc.*.................   4,000        27,600
                                                        -------------
          Chemicals - 1.4%
          Air Products & Chemicals, Inc........  11,100       474,525
          Dow Chemical Co......................   5,000       148,500
          Eastman Chemical Co..................   7,100       261,067
          PPG Industries, Inc..................  11,400       571,710
          Praxair, Inc.........................   3,300       190,641
          Rohm & Haas Co.......................     100         3,248
                                                        -------------
                                                                       1,649,691
                                                        -------------
          Commercial Services - 0.2%
          Cendant Corp.*.......................  25,400       266,192
                                                        -------------
          Communications - 1.6%
          Cisco Systems, Inc.*................. 128,000     1,676,800
          Lucent Technologies, Inc.............  76,800        96,768
          QUALCOMM, Inc.*......................   4,600       167,394
                                                        -------------
                                                                       1,940,962
                                                        -------------
          Computer Software & Processing - 6.0%
          Automatic Data Processing, Inc.......  18,000       706,500
          Computer Sciences Corp.*.............   2,000        68,900
          Electronic Arts, Inc.*...............   4,200       209,034
          First Data Corp......................   3,500       123,935
          Microsoft Corp.*(a)..................  95,200     4,921,840
          NCR Corp.*...........................  21,700       515,158
          Oracle Corp.*........................  56,300       608,040
          Rational Software Corp.*.............   2,900        30,131
          Siebel Systems, Inc.*................     700         5,236
                                                        -------------
                                                                       7,188,774
                                                        -------------
          Computers & Information - 3.7%
          Dell Computer Corp.*.................  40,800     1,090,992
          Hewlett-Packard Co...................  68,800     1,194,368
          International Business Machines Corp.  27,100     2,100,250
          Lexmark International, Inc.*.........     200        12,100
                                                        -------------
                                                                       4,397,710
                                                        -------------
          Cosmetics & Personal Care - 0.9%
          Colgate-Palmolive Co.................   3,100       162,533
          Gillette Co..........................  29,900       907,764
                                                        -------------
                                                                       1,070,297
                                                        -------------
          Electric Utilities - 2.8%
          Ameren Corp..........................     800        33,256
          American Electric Power Co., Inc.....   4,200       114,786
          CenterPoint Energy, Inc..............  20,200       171,700
          Consolidated Edison, Inc.............   1,700        72,794

                        See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN ENHANCED INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


          -----------------------------------------------------------
          Security                                         Value
          Description                           Shares    (Note 2)
          -----------------------------------------------------------

          Electric Utilities - continued
          Constellation Energy Group, Inc......  10,700 $     297,674
          Dominion Resources, Inc..............   1,400        76,860
          DTE Energy Co........................  12,400       575,360
          Edison International.................   7,000        82,950
          Pepco Holdings, Inc..................   8,400       162,876
          PG&E Corp.*..........................  39,500       549,050
          Pinnacle West Capital Corp...........   7,400       252,266
          PPL Corp.............................     800        27,744
          Progress Energy, Inc.................   6,900       299,115
          Public Service Enterprise Group, Inc.   7,900       253,590
          Xcel Energy, Inc.(b).................  29,900       328,900
                                                        -------------
                                                                       3,298,921
                                                        -------------
          Electrical Equipment - 3.2%
          General Electric Co.................. 156,400     3,808,340
                                                        -------------
          Electronics - 3.3%
          Altera Corp.*........................  39,000       480,870
          Analog Devices, Inc.*................   4,400       105,028
          Intel Corp........................... 111,800     1,740,726
          Intersil Corp. - Class A*............  11,300       157,522
          Linear Technology Corp...............   7,600       195,472
          Maxim Integrated Products, Inc.......   6,300       208,152
          Micron Technology, Inc.*.............   8,700        84,738
          Motorola, Inc........................  58,900       509,485
          QLogic Corp.*(b).....................   2,600        89,726
          Teradyne, Inc.*......................     300         3,903
          Texas Instruments, Inc...............   5,100        76,551
          Xilinx, Inc.*........................  13,700       282,220
                                                        -------------
                                                                       3,934,393
                                                        -------------
          Entertainment & Leisure - 1.3%
          Carnival Corp........................  24,700       616,265
          Harrah's Entertainment, Inc.*........   6,800       269,280
          Hasbro, Inc..........................  13,800       159,390
          Mattel, Inc..........................   7,900       151,285
          Walt Disney Co.......................  23,500       383,285
                                                        -------------
                                                                       1,579,505
                                                        -------------
          Environmental Controls - 0.4%
          Waste Management, Inc................  18,900       433,188
                                                        -------------
          Financial Services - 6.8%
          American Express Co..................   8,400       296,940
          Charles Schwab Corp..................  66,600       722,610
          CIT Group, Inc.......................  15,700       307,720
          Citigroup, Inc....................... 108,400     3,814,596
          Countrywide Credit Industries, Inc...  24,000     1,239,600
          E*TRADE Group, Inc.*.................  39,300       190,998
          Goldman Sachs Group, Inc.............   6,400       435,840
          Household International, Inc.........   9,200       255,852
          LaBranche & Co., Inc.*(b)............     300         7,992
          Mellon Financial Corp................   7,600       198,436

          ------------------------------------------------------------
          Security                                          Value
          Description                             Shares   (Note 2)
          ------------------------------------------------------------

          Financial Services - continued
          Merrill Lynch & Co., Inc...............  2,300 $      87,285
          Morgan Stanley......................... 13,600       542,912
                                                         -------------
                                                                       8,100,781
                                                         -------------
          Food & Beverages - 0.0%
          Del Monte Foods Co.*...................  1,876        14,443
                                                         -------------
          Forest Products & Paper - 0.5%
          Bowater, Inc...........................    900        37,755
          Kimberly-Clark Corp....................  4,600       218,362
          Smurfit-Stone Container Corp.*.........  1,800        27,704
          Temple Inland, Inc.....................  4,700       210,607
          Weyerhaeuser Co........................  1,400        68,894
                                                         -------------
                                                                         563,322
                                                         -------------
          Health Care Products - 1.9%
          Bard (C.R.), Inc.......................  4,300       249,400
          Baxter International, Inc..............  7,300       204,400
          Becton Dickinson & Co.................. 22,500       690,525
          Biomet, Inc............................  2,700        77,382
          Boston Scientific Corp.*...............  3,000       127,560
          Guidant Corp.*.........................  1,500        46,275
          Medtronic, Inc.........................  7,000       319,200
          St. Jude Medical, Inc.*................ 10,200       405,144
          Stryker Corp...........................  1,200        80,544
                                                         -------------
                                                                       2,200,430
                                                         -------------
          Health Care Providers & Services - 1.4%
          Aetna, Inc............................. 11,800       485,216
          HCA, Inc............................... 18,800       780,200
          Tenet Healthcare Corp.*................  8,900       145,960
          Wellpoint Health Networks, Inc.*.......  3,300       234,828
                                                         -------------
                                                                       1,646,204
                                                         -------------
          Heavy Machinery - 1.5%
          Applied Materials, Inc.*............... 19,200       250,176
          Baker Hughes, Inc......................  9,400       302,586
          Black & Decker Corp....................  1,300        55,757
          Cooper Cameron Corp.*..................  8,500       423,470
          Eaton Corp.............................  2,400       187,464
          Ingersoll-Rand Co. - Class A........... 10,100       434,906
          Rockwell Automation, Inc...............  5,100       105,621
                                                         -------------
                                                                       1,759,980
                                                         -------------
          Home Construction, Furnishings & Appliances - 0.5%
          Johnson Controls, Inc..................  2,500       200,425
          Masco Corp............................. 16,900       355,745
                                                         -------------
                                                                         556,170
                                                         -------------
          Household Products - 2.3%
          Fortune Brands, Inc....................  2,000        93,020
          Procter & Gamble Co.................... 31,300     2,689,922
                                                         -------------
                                                                       2,782,942
                                                         -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN ENHANCED INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                               Value
       Description                                  Shares   (Note 2)
       -----------------------------------------------------------------

       Industrial - Diversified - 1.7%
       3M Co.......................................  5,100 $     628,830
       Cooper Industries, Ltd. - Class A...........  1,500        54,675
       SPX Corp.*..................................  2,800       104,860
       Tyco International, Ltd..................... 68,700     1,173,396
                                                           -------------
                                                                       1,961,761
                                                           -------------
       Insurance - 5.0%
       Allstate Corp............................... 19,500       721,305
       Ambac Financial Group, Inc.................. 12,800       719,872
       American International Group, Inc........... 27,500     1,590,875
       Aon Corp.................................... 12,600       238,014
       Cigna Corp..................................  7,100       291,952
       John Hancock Financial Services, Inc........  1,600        44,640
       MBIA, Inc................................... 10,100       442,986
       Protective Life Corp........................  2,900        79,808
       St. Paul Companies, Inc.....................    200         6,810
       Torchmark Corp.............................. 11,300       412,789
       Travelers Property Casualty Corp. - Class A* 72,100     1,056,265
       Travelers Property Casualty Corp. - Class B*  3,200        46,880
       UnumProvident Corp.......................... 13,400       235,036
                                                           -------------
                                                                       5,887,232
                                                           -------------
       Lodging - 0.0%
       Marriott International, Inc. - Class A......  1,200        39,444
                                                           -------------
       Media - Broadcasting & Publishing - 3.9%
       AOL Time Warner, Inc.*...................... 60,300       789,930
       Clear Channel Communications, Inc.*.........  2,400        89,496
       Comcast Corp. - Class A*.................... 18,400       433,688
       Comcast Corp. - Class A Special*............ 19,200       433,728
       Fox Entertainment Group, Inc. - Class A*....  2,800        72,604
       Gannett Co., Inc............................  5,000       359,000
       Liberty Media Corp. - Class A*.............. 12,900       115,326
       McGraw-Hill Companies, Inc..................  1,000        60,440
       Tribune Co.................................. 15,300       695,538
       Viacom, Inc. - Class B*..................... 38,100     1,552,956
                                                           -------------
                                                                       4,602,706
                                                           -------------
       Metals - 0.8%
       Alcoa, Inc.................................. 36,700       836,026
       United States Steel Corp....................  8,500       111,520
                                                           -------------
                                                                         947,546
                                                           -------------
       Office Equipment - 0.0%
       Pitney Bowes Inc............................    700        22,862
                                                           -------------
       Oil & Gas - 5.5%
       Anadarko Petroleum Corp..................... 13,500       646,650
       ChevronTexaco Corp.......................... 16,300     1,083,624
       ConocoPhillips.............................. 23,300     1,127,487
       Devon Energy Corp...........................  3,100       142,290
       Diamond Offshore Drilling, Inc..............  1,500        32,775
       El Paso Corp................................ 11,200        77,952
       ENSCO International, Inc....................    600        17,670

        ---------------------------------------------------------------
        Security                                             Value
        Description                                Shares   (Note 2)
        ---------------------------------------------------------------

        Oil & Gas - continued
        Exxon Mobil Corp.......................... 82,700 $   2,889,538
        Rowan Companies, Inc...................... 14,500       329,150
        Transocean Sedco Forex, Inc...............  5,700       132,240
        Valero Energy Corp........................  2,300        84,962
                                                          -------------
                                                                       6,564,338
                                                          -------------
        Pharmaceuticals - 11.6%
        Abbott Laboratories....................... 36,800     1,472,000
        Amgen, Inc.*.............................. 25,200     1,218,168
        Bristol-Myers Squibb Co................... 33,600       777,840
        Cardinal Health, Inc......................  6,500       384,735
        Eli Lilly & Co............................ 12,400       787,400
        Forest Laboratories, Inc.*................  5,300       520,566
        Gilead Sciences, Inc.*....................    900        30,600
        Human Genome Sciences, Inc.*.............. 10,700        94,267
        Johnson & Johnson......................... 34,400     1,847,624
        McKesson Corp.............................  2,300        62,169
        MedImmune, Inc.*.......................... 12,800       347,776
        Merck & Co., Inc.......................... 19,300     1,092,573
        Pfizer, Inc............................... 83,600     2,555,652
        Pharmacia Corp............................ 35,900     1,500,620
        Schering-Plough Corp...................... 19,000       421,800
        Vertex Pharmaceuticals, Inc.*.............  3,100        49,135
        Wyeth..................................... 16,400       613,360
                                                          -------------
                                                                      13,776,285
                                                          -------------
        Photography - 0.1%
        Eastman Kodak Co..........................  2,300        80,592
                                                          -------------
        Real Estate - 0.4%
        Archstone-Smith Trust (REIT)..............  2,600        61,204
        Developers Diversified Realty Corp. (REIT)  2,000        43,980
        General Growth Properties, Inc. (REIT)....  2,300       119,600
        Highwoods Properties, Inc. (REIT).........  1,400        30,940
        ProLogis Trust (REIT).....................  1,800        45,270
        Rouse Co. (REIT)..........................  3,100        98,270
        United Dominion Realty Trust, Inc. (REIT).    900        14,724
                                                          -------------
                                                                         413,988
                                                          -------------
        Restaurants - 0.5%
        Wendy's International, Inc................  1,900        51,433
        Yum! Brands, Inc.*........................ 22,800       552,216
                                                          -------------
                                                                         603,649
                                                          -------------
        Retailers - 6.7%
        Bed Bath & Beyond, Inc.*..................  7,200       248,616
        CVS Corp.................................. 25,600       639,232
        eBay, Inc.*...............................  7,600       515,432
        Federated Department Stores, Inc.*........  8,000       230,080
        Home Depot, Inc........................... 48,400     1,159,664
        Kohl's Corp.*............................. 13,000       727,350
        Lowes Co., Inc............................ 13,000       487,500
        Pier 1 Imports, Inc.......................    800        15,144

                        See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN ENHANCED INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                           Value
         Description                              Shares   (Note 2)
         -------------------------------------------------------------

         Retailers - continued
         Sears, Roebuck & Co.....................  1,800 $      43,110
         Target Corp............................. 23,000       690,000
         TJX Companies, Inc...................... 12,300       240,096
         Wal-Mart Stores, Inc.................... 57,100     2,884,121
         Walgreen Co.............................  2,100        61,299
                                                         -------------
                                                                       7,941,644
                                                         -------------
         Telephone Systems - 4.1%
         AT&T Corp............................... 11,400       297,654
         AT&T Wireless Services, Inc.*........... 68,200       385,330
         BellSouth Corp.......................... 22,600       584,662
         Qwest Communications Intl., Inc.*....... 16,900        84,500
         SBC Communications, Inc................. 50,700     1,374,477
         Sprint Corp. (FON Group)................  9,900       143,352
         Sprint Corp. (PCS Group)*(b)............ 32,300       141,474
         Verizon Communications, Inc............. 49,200     1,906,500
                                                         -------------
                                                                       4,917,949
                                                         -------------
         Textiles, Clothing & Fabrics - 0.6%
         Cintas Corp.............................  1,800        82,350
         Jones Apparel Group, Inc.*.............. 13,100       464,264
         NIKE, Inc. - Class B....................  4,200       186,774
                                                         -------------
                                                                         733,388
                                                         -------------
         Transportation - 1.4%
         Burlington Northern Santa Fe Corp.......  8,300       215,883
         CSX Corp................................  4,500       127,395
         FedEx Corp..............................  2,200       119,284
         Norfolk Southern Corp...................  2,700        53,973
         Union Pacific Corp......................  2,800       167,636
         United Parcel Service, Inc. - Class B(b) 16,100     1,015,588
                                                         -------------
                                                                       1,699,759
                                                         -------------
         U.S. Government Agency - 1.6%
         Federal Home Loan Mortgage Corp......... 20,200     1,192,810
         Federal National Mortgage Association... 11,100       714,063
                                                         -------------
                                                                       1,906,873
                                                         -------------
         Total Common Stocks (Cost $142,465,765)           118,053,126
                                                         -------------

      --------------------------------------------------------------------
      Security                                       Par        Value
      Description                                   Amount     (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 1.9%
      State Street Bank and Trust Co.
        Repurchase Agreement, dated 12/31/02 at 0.05% to be repurchased at
        $732,002 on 01/02/03 collateralized by $570,000 USTB 12.75% due 11/15/10 with a value of
        $747,407................................. $  732,000 $    732,000
      State Street Navigator Securities Lending
        Prime Portfolio(c).......................  1,324,700    1,324,700
      U.S. Treasury Note, 4.250%, due
        03/31/03(a)..............................    135,000      136,044
                                                             ------------
      Total Short-Term Investments
      (Cost $2,192,566)                                         2,192,744
                                                             ------------

      TOTAL INVESTMENTS - 101.2%
      (Cost $144,658,331)                                     120,245,870

      Other Assets and Liabilities (net) - (1.2%)              (1,378,608)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $118,867,262
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of these securities have been segregated to cover open futures contracts.

(b) All or a portion of security out on loan.

(c) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

USTB - United States Treasury Bond

                        See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Common and Preferred Stocks - 100.3%
        Australia - 4.1%
        Alumina, Ltd............................... 188,397 $    519,500
        Australia & New Zealand Banking Group, Ltd.  30,461      297,413
        Brambles Industries, Ltd.(b)...............  19,604       51,851
        Commonwealth Bank of Australia.............  19,054      289,511
        Foster's Group, Ltd.(b)....................  48,350      122,440
        The News Corporation Ltd. - Preferred(b)...  80,032      430,113
        WMC Resources, Ltd.*(b).................... 188,397      447,406
                                                            ------------
                                                                       2,158,234
                                                            ------------
        Belgium - 0.5%
        Fortis(b)..................................  16,636      290,653
                                                            ------------
        Finland - 3.0%
        Nokia Oyj(b)...............................  73,456    1,167,054
        Stora Enso Oyj - R Shares(a)...............  41,574      432,764
                                                            ------------
                                                                       1,599,818
                                                            ------------
        France - 11.8%
        BNP Paribas S.A.(a)........................  20,672      841,785
        Carrefour S.A.(a)..........................   3,599      160,142
        Compagnie Generale des Etablissements
          Michelin - Class B.......................   4,899      168,821
        JC Decaux S.A.*(b).........................  14,569      175,703
        L'Oreal S.A.(b)............................   4,873      370,753
        Pechiney S.A. - Class A(b).................   7,886      276,550
        Sanofi-Synthelabo S.A.(b)..................  14,820      905,306
        Societe Generale(b)........................   4,006      233,161
        Technip-Coflexip S.A.(a)...................   3,774      269,921
        Total Fina Elf S.A.(b).....................  11,681    1,667,206
        Valeo S.A.(b)..............................  10,945      343,193
        Vivendi Environnement(a)...................  28,094      654,649
        Vivendi Universal S.A.(a)..................   6,441      103,954
                                                            ------------
                                                                       6,171,144
                                                            ------------
        Germany - 3.5%
        Adidas-Salomon AG(b).......................   1,800      155,354
        Bayer AG(b)................................  10,800      231,616
        Continental AG*(b).........................   6,716      104,942
        DaimlerChrysler AG(b)......................   3,600      110,806
        E.On AG(b).................................   1,549       62,459
        Heidelberger Druckmaschinen AG(b)..........   9,957      229,722
        Linde AG(b)................................   2,800      102,772
        Muenchener
          Rueckversicherungs-Gesellschaft AG(b)....   3,300      394,521
        SAP AG(b)..................................   4,258      337,224
        Siemens AG(a)..............................   2,100       89,192
                                                            ------------
                                                                       1,818,608
                                                            ------------
        Hong Kong - 1.2%
        Esprit Holdings, Ltd.(b)................... 119,574      200,861
        Sun Hung Kai Properties, Ltd.(b)...........  21,400      126,503

        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Hong Kong - continued
        Wharf (Holdings), Ltd.(b).................. 154,000 $    291,272
                                                            ------------
                                                                         618,636
                                                            ------------
        Italy - 3.3%
        ENI SpA(b).................................  53,536      850,569
        Riunione Adriatica di Sicurta SpA..........   7,591       92,344
        UniCredito Italiano SpA(b)................. 197,247      788,109
                                                            ------------
                                                                       1,731,022
                                                            ------------
        Japan - 18.5%
        Advantest Corp.(b).........................   9,800      439,003
        Aiful Corp.(b).............................   4,550      170,874
        Chugai Pharmaceutical Co., Ltd.(b).........  26,900      255,953
        Citizen Watch Co., Ltd.(b).................  26,000      115,813
        Daiwa Securities Group, Inc.(b)............  41,000      181,938
        East Japan Railway Co.(b)..................      68      337,252
        FANUC, Ltd.(b).............................   3,400      150,303
        Fast Retailing Co., Ltd.(b)................   3,100      109,111
        Fujitsu, Ltd.(b)...........................  85,000      242,632
        Hitachi, Ltd.(b)...........................  32,000      122,600
        Honda Motor Co., Ltd.(b)...................  15,600      576,659
        Ito-Yokado Co., Ltd.(b)....................   3,000       88,414
        JFE Holdings, Inc.*(b).....................  33,800      410,120
        KDDI Corp.(a)..............................      63      204,235
        Kubota Corp.(b)............................ 202,000      547,693
        Kyocera Corp.(b)...........................   1,700       98,914
        Marubeni Corp.*(a)......................... 149,000      136,755
        Marui Co., Ltd.(b).........................  16,200      158,508
        Matsushita Electric Industrial Co., Ltd.(b)  48,000      472,887
        Minebea Co., Ltd.(b).......................  68,000      236,477
        Mitsubishi Corp.(b)........................  61,000      372,390
        Mitsubishi Pharma Corp.(a).................  44,000      316,403
        Mitsubishi Tokyo Finacial Group, Inc.(b)...      11       59,742
        NEC Corp.(b)...............................  30,000      112,159
        Nintendo Co., Ltd.(b)......................   2,500      233,454
        Nippon Telegraph & Telephone Corp.(b)......     120      435,500
        Nippon Yusen Kabushiki Kaisha(b)...........  69,000      232,402
        Nissan Motor Co., Ltd.(b)..................  63,600      495,904
        Nomura Securities Co., Ltd.(b).............  23,000      258,353
        Omron Corp.(b).............................   9,000      132,620
        Ricoh Co., Ltd.(b).........................  10,000      163,944
        Rohm Co., Ltd.(b)..........................   1,300      165,401
        Sony Corp.(b)..............................  15,500      647,356
        Sumitomo Trust & Banking Co., Ltd.(b)......  23,000       93,154
        Takeda Chemical Industries, Ltd.(b)........   5,600      233,884
        Tokyo Electric Power Co., Inc.(b)..........  30,400      577,231
        Tostem Inax Holding Corp.(b)...............   7,000      106,096
                                                            ------------
                                                                       9,692,134
                                                            ------------
        Luxembourg - 0.3%
        Arcelor*(a)................................  12,840      157,813
                                                            ------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                                  Value
      Description                                    Shares    (Note 2)
      -------------------------------------------------------------------

      Netherlands - 7.1%
      Aegon N.V.(b).................................  26,057 $    335,016
      Akzo Nobel N.V.(b)............................   3,465      109,848
      DSM N.V.......................................  15,068      685,482
      European Aeronautic Defence & Space Co.(a)....   4,479       46,267
      Heineken N.V.(b)..............................   5,604      218,621
      ING Groep N.V.(b).............................  19,775      334,712
      Koninklijke (Royal) KPN N.V.*(b)..............  53,651      348,835
      Koninklijke (Royal) Philips Electronics
        N.V.(b).....................................  16,297      285,414
      Koninklijke Numico N.V........................  20,927      263,354
      Reed Elsevier N.V.............................  15,305      186,987
      Royal Dutch Petroleum Co.(a)..................  13,799      607,059
      VNU N.V.(b)...................................   7,418      193,314
      Wolters Kluwer N.V.(b)........................   6,797      118,325
                                                             ------------
                                                                       3,733,234
                                                             ------------
      Singapore - 1.7%
      DBS Group Holdings, Ltd.(b)...................  89,000      564,379
      Singapore Telecommunications, Ltd.(b)......... 453,000      323,823
                                                             ------------
                                                                         888,202
                                                             ------------
      Spain - 4.6%
      Acerinox S.A.(a)..............................   4,352      159,692
      Banco Bilbao Vizcaya Argentaria S.A.(a).......  65,087      622,501
      Iberdrola S.A.(a).............................  71,072      995,018
      Telefonica S.A.*(b)...........................  68,420      612,045
                                                             ------------
                                                                       2,389,256
                                                             ------------
      Sweden - 0.8%
      Assa Abloy AB - Class B(b)....................  14,124      161,645
      Securitas AB - Class B(b).....................  21,379      255,741
                                                             ------------
                                                                         417,386
                                                             ------------
      Switzerland - 10.5%
      Compagnie Financiere Richemont AG - Units A(b)  21,346      398,183
      Credit Suisse Group*(b).......................  22,969      498,207
      Lonza Group AG(b).............................   4,699      285,385
      Nestle S.A.(b)................................   1,992      421,991
      Novartis AG(b)................................  37,729    1,376,204
      Roche Holding AG(b)...........................  11,000      766,286
      Schindler Holding AG*(b)......................   1,182      230,315
      Serono S.A. - Series B(b).....................     162       86,792
      Swiss Reinsurance(b)..........................   2,336      153,189
      UBS AG*(b)....................................  21,943    1,066,134
      Zurich Financial Services AG(b)...............   2,520      235,037
                                                             ------------
                                                                       5,517,723
                                                             ------------
      United Kingdom - 29.4%
      3I Group Plc(b)...............................  23,797      212,572
      Amvescap Plc(b)...............................  13,625       87,279

      --------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      --------------------------------------------------------------------

      United Kingdom - continued
      AstraZeneca Plc(b).........................      9,859 $    352,271
      Barclays Plc(b)............................    132,421      820,557
      BG Group Plc(b)............................     38,917      167,867
      BP Plc(b)..................................    185,866    1,277,376
      BPB Plc(b).................................     19,198       76,012
      British Airways Plc*(b)....................     84,152      182,848
      British Sky Broadcasting Group Plc*(b).....     45,870      471,759
      BT Group Plc(b)............................    259,496      814,435
      Cadbury Schweppes Plc(b)...................     21,889      136,341
      Centrica Plc(b)............................     77,283      212,702
      Dixons Group Plc(b)........................    139,389      325,303
      Exel Plc(b)................................     33,905      375,442
      GKN Plc(b).................................     27,122       87,633
      GlaxoSmithKline Plc(b).....................     75,285    1,444,361
      Hanson Plc(b)..............................     22,486       99,888
      Hays Plc(b)................................     93,091      138,967
      Hilton Group Plc(b)........................     69,990      188,124
      HSBC Holdings Plc(b).......................     76,225      842,227
      Imperial Chemical Industries Plc(b)........     28,236      104,525
      Imperial Tobacco Group Plc(b)..............     23,700      402,431
      P & O Princess Cruises Plc(a)..............     16,596      115,125
      Peninsular & Oriental Steam Navigation
        Co.......................................     52,142      138,053
      Prudential Plc(b)..........................     66,240      468,032
      Reckitt Benckiser Plc(b)...................     40,777      790,848
      Royal Bank of Scotland Group Plc(b)........     56,475    1,352,540
      Sage Group Plc(b)..........................     38,654       82,744
      Scottish Power Plc(b)......................     56,945      332,242
      Tesco Plc(b)...............................    167,982      524,512
      TI Automotive, Ltd. - Class A*(d)..........     45,100            0
      Unilever Plc(b)............................    130,786    1,244,055
      Vodafone Group Plc(b)......................    844,940    1,540,122
                                                             ------------
                                                                      15,409,193
                                                             ------------
      Total Common and Preferred Stocks
      (Cost $58,633,732)                                       52,593,056
                                                             ------------
      Short-Term Investments - 9.1%
      State Street Navigator Securities
        Lending Prime Portfolio(c)
        (Cost $4,767,989)........................ $4,767,989    4,767,989
                                                             ------------

      TOTAL INVESTMENTS - 109.4%
      (Cost $63,401,721)                                       57,361,045

      Other Assets and Liabilities (net) - (9.4%)              (4,902,882)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $ 52,458,163
                                                             ============

                        See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)



Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) All or a portion of these securities have been segregated to cover open futures contracts.

(c) Represents investment of collateral received from securities lending transactions.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.



Summary of Total Foreign Securities by Industry Classification 12/31/2002
              ------------------------------------------------------------------
                                                        Value         Percent of
              Industry                                  (000)         Net Assets
              -----------------------------------------------------------------
              Advertising                              $   176            0.3%
              Aerospace & Defense                           46            0.1
              Airlines                                     183            0.3
              Apparel Retailers                            264            0.5
              Automotive                                 1,614            3.1
              Auto Parts                                   274            0.5
              Banking                                    7,307           14.0
              Beverages, Food & Tobacco                  3,334            6.4
              Building Construction                        552            1.1
              Chemicals                                  1,417            2.7
              Commercial Services                          922            1.8
              Communications                             2,305            4.4
              Computer Software & Processing               420            0.8
              Computers & Information                      242            0.5
              Cosmetics & Personal Care                    371            0.7
              Diversified Operations                       517            1.0
              Electric Utilities                         1,967            3.8
              Electrical Equipment                       1,591            3.0
              Electronics                                1,272            2.4
              Entertainment & Leisure                      537            1.0
              Financial Services                         2,264            4.3
              Food Retailers                               160            0.3
              Forest Products & Paper                      433            0.8
              Heavy Machinery                            1,008            1.9
              Household Products                           791            1.5
              Industrial - Diversified                     655            1.2
              Insurance                                  2,013            3.8
              Media - Broadcasting & Publishing          1,504            2.9
              Metals & Mining                            1,565            3.0
              Office Equipment                             164            0.3
              Oil & Gas                                  4,783            9.1
              Pharmaceuticals                            5,737           10.9
              Real Estate                                  126            0.2
              Retailers                                  1,287            2.5
              Steel                                        568            1.1
              Telephone Systems                          3,141            6.0
              Transportation                             1,083            2.1
                                                          -------       -----
                                                       $52,593          100.3%
                                                          =======       =====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                 Par         Value
        Description                             Amount      (Note 2)
        ---------------------------------------------------------------

        Domestic Bonds & Debt Securities - 84.2% Advertising - 1.3% Interpublic
        Group of Companies, Inc.,
          Convertible
         1.800%, due 09/16/04................ $   600,000 $     525,750
         1.870%, due 06/01/06................   1,500,000     1,151,250
        Lamar Media Corp. 9.625%, due
          12/01/06...........................   1,500,000     1,552,500
        R.H. Donnelley Finance Corp.
          8.875%, due 12/15/10 (144A)(a).....     800,000       860,000
        R.H. Donnelley Corp.
         9.125%, due 06/01/08................   1,000,000     1,000,250
                                                          -------------
                                                                       5,089,750
                                                          -------------
        Aerospace & Defense - 1.3%
        Alliant Techsystems, Inc.
         8.500%, due 05/15/11................     750,000       813,750
        BE Aerospace, Inc.
         8.875%, due 05/01/11(b).............   1,000,000       740,000
        Dyncorp, Inc.
         9.500%, due 03/01/07................   1,500,000     1,560,000
        Raytheon Co.
         6.300%, due 03/15/05................   2,000,000     2,134,994
                                                          -------------
                                                                       5,248,744
                                                          -------------
        Airlines - 0.5%
        AMR Corp.
         9.000%, due 08/01/12(b).............      95,000        46,616
         9.000%, due 09/15/16(b).............     150,000        72,113
        Continental Airlines, Inc.
         8.000%, due 12/15/05(b).............   1,200,000       594,000
         6.703%, due 06/15/21................     186,231       161,848
        Delta Air Lines, Inc.
         7.900%, due 12/15/09(b).............     100,000        69,099
         10.375%, due 02/01/11...............   1,250,000       838,674
         8.300%, due 12/15/29................     500,000       295,633
                                                          -------------
                                                                       2,077,983
                                                          -------------
        Apparel Retailers - 0.9%
        Foot Locker, Inc.
         8.500%, due 01/15/22................   1,110,000     1,123,043
        Saks, Inc.
         9.875%, due 10/01/11................   2,500,000     2,625,000
                                                          -------------
                                                                       3,748,043
                                                          -------------
        Automotive - 2.6%
        ArvinMeritor, Inc.
         8.750%, due 03/01/12................   2,000,000     2,114,276
        Collins & Aikman Corp.
         11.500%, due 04/15/06(b)............   1,000,000       845,000
        Dana Corp.
         6.500%, due 03/01/09(b).............     350,000       306,250
         10.125%, due 03/15/10(b)............   1,500,000     1,526,250
         7.000%, due 03/01/29................     725,000       514,750

       -----------------------------------------------------------------
       Security                                   Par         Value
       Description                               Amount      (Note 2)
       -----------------------------------------------------------------

       Automotive - continued
       Delco Remy International, Inc.
        11.000%, due 05/01/09................. $ 1,500,000 $     780,000
       Dura Operating Corp.
        9.000%, due 05/01/09(b)...............   1,000,000       915,000
       Navistar International Corp. - Series B
        9.375%, due 06/01/06..................   1,000,000       965,000
       Oshkosh Truck Corp.
        8.750%, due 03/01/08..................   1,960,000     2,026,150
       Tenneco Automotive, Inc.
        11.625%, due 10/15/09(b)..............     500,000       342,500
                                                           -------------
                                                                      10,335,176
                                                           -------------
       Banking - 0.7%
       Regions Financial Corp.
        7.000%, due 03/01/11..................   1,500,000     1,721,651
       Wachovia Corp.
        6.605%, due 10/01/25..................   1,000,000     1,088,352
                                                           -------------
                                                                       2,810,003
                                                           -------------
       Beverages, Food & Tobacco - 3.2%
       American Seafoods Group LLC
        10.125%, due 04/15/10.................   1,000,000     1,025,000
       ConAgra Foods, Inc.
        6.000%, due 09/15/06..................   1,000,000     1,095,164
       Corn Products International, Inc.
        8.450%, due 08/15/09..................   1,250,000     1,271,300
       Dean Foods Co.
        6.625%, due 05/15/09..................   2,000,000     1,975,552
       Del Monte Corp.
        9.250%, due 05/15/11..................   1,500,000     1,569,375
        8.625%, due 12/15/12 (144A)(a)........     250,000       256,250
       Dole Food Co., Inc.
        7.875%, due 07/15/13..................   2,500,000     2,416,965
       Land O' Lakes, Inc.
        8.750%, due 11/15/11..................   1,000,000       560,000
       Michael Foods, Inc.
        11.750%, due 04/01/11.................     500,000       562,500
       Nestle Holdings, Inc
        3.000%, due 05/09/05..................   2,000,000     2,223,700
                                                           -------------
                                                                      12,955,806
                                                           -------------
       Building Materials - 0.5%
       American Standard, Inc.
        8.250%, due 06/01/09..................   1,500,000     1,620,000
        7.625%, due 02/15/10..................     500,000       532,500
                                                           -------------
                                                                       2,152,500
                                                           -------------
       Cable - 2.1%
       Century Communications Corp.
        8.375%, due 11/15/17(c)...............     700,000       185,500
       Century Communications Corp. - Class A
        9.500%, due 03/01/05(c)...............   1,850,000       490,250

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                    Par          Value
      Description                                Amount       (Note 2)
      -------------------------------------------------------------------

      Cable - continued
      Charter Communications Holdings
        0.000%/11.750% due 5/15/11++(b)....... $   350,000  $      89,250
      Comcast Corp. - Class A
       10.625%, due 07/15/12++................     500,000        558,146
      CSC Holdings, Inc.
       7.625%, due 04/01/11...................     150,000        141,563
       10.500%, due 05/15/16(b)...............     300,000        298,875
       7.625%, due 07/15/18(b)................     900,000        802,125
      CSC Holdings, Inc., - Series B
       8.125%, due 08/15/09...................   1,500,000      1,449,375
      Frontiervision LP/Capital
       11.000%, due 10/15/06(b)(c)............   1,000,000        790,000
       11.875%, due 09/15/07++(c).............   1,000,000        565,000
      Mediacom LLC
       8.500%, due 04/15/08...................   2,500,000      2,262,500
      Renaissance Media Group
        0.000%/10.000%, due 04/15/08++........     750,000        596,250
                                                           --------------
                                                                       8,228,834
                                                           --------------
      Chemicals - 4.2%
      Airgas, Inc. 9.125%, due 10/01/11.......   1,000,000      1,085,000
      ARCO Chemical Co. 9.800%, due 02/01/20..   1,032,000        820,440
      Borden, Inc.
       9.200%, due 03/15/21...................     450,000        285,750
       7.875%, due 02/15/23...................     450,000        272,250
      Ferro Corp. 9.125%, due 01/01/09........   1,000,000      1,056,751
      FMC Corp. 10.250%, due 11/01/09
        (144A)(a).............................     400,000        434,000
      Huntsman ICI Chemicals LLC 10.125%, due
        07/01/09..............................   1,960,000      1,636,600
      IMC Global, Inc.
       6.500%, due 08/01/03(b)................     255,000        259,514
       6.550%, due 01/15/05...................     500,000        480,278
      IMC Global, Inc. - Series B 11.250%, due
        06/01/11..............................   1,000,000      1,080,000
      International Flavors & Fragrances, Inc.
        6.450%, due 05/15/06..................     750,000        810,742
      Johnsondiversey, Inc. 9.625%, due
        05/15/12 (144A)(a)....................   2,000,000      2,115,000
      Lyondell Chemical Co. - Series A 9.625%,
        due 05/01/07..........................   3,000,000      2,895,000
      Methanex Corp. 8.750%, due 08/15/12.....     500,000        532,500
      OM Group, Inc. 9.250%, due 12/15/11.....   1,000,000        545,000
      Scotts Co. 8.625%, due 01/15/09.........   1,000,000      1,060,000
      Solutia, Inc.
       7.375%, due 10/15/27...................     200,000        121,250
       6.720%, due 10/15/37...................   1,000,000        756,250

      --------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      --------------------------------------------------------------------

      Chemicals - continued
      Texas Petrochemical Corp. 11.125%, due
        07/01/06................................ $   875,000 $     573,125
                                                             -------------
                                                                      16,819,450
                                                             -------------
      Commercial Services - 3.0%
      Allied Waste North America, Inc. 7.875%,
        due 01/01/09(b).........................   3,000,000     2,970,000
      Avis Group Holdings, Inc. 11.000%, due
        05/01/09................................   1,500,000     1,650,000
      Dun & Bradstreet Corp. 6.625%, due
        03/15/06................................     500,000       543,399
      First Data Corp., Convertible 2.000%, due
        03/01/08(b).............................   3,000,000     3,390,000
      Iron Mountain, Inc. 8.625%, due
        04/01/13................................   2,500,000     2,625,000
      Interim Services SFN, Convertible 4.500%,
        due 06/01/05............................     200,000       182,250
      Unicco Service Co. 9.875%, due
        10/15/07................................     622,000       513,150
                                                             -------------
                                                                      11,873,799
                                                             -------------
      Communications - 3.1%
      Crown Castle International Corp. 10.750%,
        due 08/01/11(b).........................     750,000       660,000
      L-3 Communications Corp. 7.625%, due
        06/15/12................................   2,000,000     2,070,000
      L-3 Communications Holdings, Inc. 0.000%/
        4.000%, due 9/15/11++...................   3,500,000     3,941,875
      Lucent Technologies, Inc. 6.450%, due
        03/15/29(b).............................   1,250,000       556,250
      Nextel Communications, Inc.
       9.375%, due 11/15/09(b)..................     600,000       546,000
       5.250%, due 01/15/10(b)..................     700,000       505,750
       9.500%, due 02/01/11.....................   2,850,000     2,579,250
      Nextel Communications, Inc.
        0.000%/9.50%, due 02/15/08++(b).........   1,200,000     1,104,000
      Nortel Networks, Ltd. 6.125%, due
        02/15/06(b).............................     450,000       303,750
      SBA Communications Corp. 10.250%, due
        02/01/09++(c)...........................     500,000       272,500
                                                             -------------
                                                                      12,539,375
                                                             -------------
      Computer Software & Processing - 1.7%
      Affiliated Computer Services, Inc.,
        Convertible 3.500%, due 02/15/06
        (144A)(a)...............................     750,000     1,034,062
      Juniper Networks, Inc. 4.750%, due
        03/15/07................................   1,000,000       780,000
      Mentor Graphics Corp., Convertible 6.875%,
        due 06/15/07............................     500,000       406,875
      Mercury Interactive Corp. 4.750%, due
        07/01/07................................   1,750,000     1,579,375

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)

       ------------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       ------------------------------------------------------------------

       Computer Software & Processing - continued
       Symantec Corp., Convertible 3.000%, due
         11/01/06.............................. $ 1,000,000 $   1,413,750
       Unisys Corp. 8.125%, due 06/01/06.......   1,000,000     1,047,500
       Wind River Systems, Inc., Convertible
         3.750%, due 12/15/06..................     950,000       730,313
                                                            -------------
                                                                       6,991,875
                                                            -------------
       Computers & Information - 0.2%
       Quantum Corp., Convertible 7.000%, due
         08/01/04..............................   1,075,000       956,750
                                                            -------------
       Containers - 2.1%
       Bway Corp. 10.000%, due 10/15/10
         (144A)(a).............................   1,500,000     1,563,750
       Four M Corp. - Series B 12.000%, due
         06/01/06..............................     350,000       364,000
       Graphic Packaging Corp. 8.625%, due
         02/15/12..............................   2,000,000     2,115,000
       Owens Brockway Glass Container, Inc.
         8.875%, due 02/15/09..................   3,000,000     3,105,000
       Plastipak Holdings, Inc 10.750%, due
         09/01/11 (144A)(a)....................     500,000       528,125
       Plastipak Holdings, Inc. 10.750%, due
         09/01/11..............................     250,000       264,063
       Portola Packaging, Inc.
        10.750%, due 10/01/05..................     500,000       507,500
                                                            -------------
                                                                       8,447,438
                                                            -------------
       Electric Utilities - 2.0%
       AES Corp. (The)
        9.375%, due 09/15/10(b)................     450,000       272,250
        8.875%, due 02/15/11(b)................     615,000       359,775
       Calpine Corp.
        7.875%, due 04/01/08...................   1,500,000       637,500
        8.500%, due 02/15/11(b)................     350,000       154,000
       Kansas City Power & Light Co.
        7.125%, due 12/15/05...................     500,000       555,625
       Mirant Americas Generation LLC
        7.625%, due 05/01/06(b)................   1,000,000       530,000
       PP&L, Inc.
        6.550%, due 03/01/06...................   1,250,000     1,383,151
       PSE&G Energy Holdings, Inc.
        8.500%, due 06/15/11...................   1,500,000     1,224,549
       TXU Corp., Series J
        6.375%, due 06/15/06(b)................   2,500,000     2,289,565
       Virginia Electric & Power Co. - Series A
        7.000%, due 01/01/24...................     700,000       708,243
                                                            -------------
                                                                       8,114,658
                                                            -------------
       Electronics - 3.9%
       Agilent Technologies, Inc., Convertible
        3.000%, due 12/01/21...................   1,000,000       963,750

         -------------------------------------------------------------
         Security                               Par         Value
         Description                           Amount      (Note 2)
         -------------------------------------------------------------

         Electronics - continued
         Analog Devices, Inc., Convertible
          4.750%, due 10/01/05.............. $ 1,050,000 $   1,048,687
         ASML Holding N.V., Convertible
          4.250%, due 11/30/04..............     600,000       516,390
         Cypress Semiconductor Corp.
          3.750%, due 07/01/05..............     795,000       637,988
         EDO Corp., Convertible
          5.250%, due 04/15/07..............   1,450,000     1,497,125
         LSI Logic Corp., Convertible
          4.000%, due 11/01/06..............   2,000,000     1,640,000
         RF Micro Devices, Inc., Convertible
          3.750%, due 08/15/05 (144A)(a)....   3,000,000     2,610,000
         Sanmina-SCI Corp.
          10.375%, due 01/15/10 (144A)(a)...   1,500,000     1,522,500
         Sanmina-SCI Corp., Convertible
          0.000%, due 09/12/20+.............   1,450,000       598,125
         Seagate Tech HDD Holding
          8.000%, due 05/15/09 (144A)(a)....   1,500,000     1,560,000
         Thermo Electron Corp., Convertible
          4.000%, due 01/15/05..............   1,500,000     1,488,750
         Vitesse Semiconductor Corp.
          4.000%, due 03/15/05..............   1,750,000     1,470,000
                                                         -------------
                                                                      15,553,315
                                                         -------------
         Energy - 0.5%
         PPL Energy Supply LLC
          6.400%, due 11/01/11 (144A)(a)....   2,000,000     1,993,650
                                                         -------------

         Entertainment & Leisure - 4.2%
         Boyd Gaming Corp.
          8.750%, due 04/15/12(b)...........   2,500,000     2,612,500
         Chumash Casino & Resort
          9.000%, due 07/15/10 (144A)(a)....     300,000       319,500
         Harrah's Operation Co., Inc.
          7.500%, due 01/15/09..............   1,700,000     1,902,429
         Isle of Capri Casinos Inc.
          9.000%, due 03/15/12..............   2,500,000     2,612,500
         Mandalay Resort Group
          9.375%, due 02/15/10(b)...........   2,000,000     2,160,000
         Mohegan Tribal Gaming Authority
          8.750%, due 01/01/09..............   3,000,000     3,165,000
         Royal Caribbean Cruises, Ltd.
          7.500%, due 10/15/27..............     800,000       592,000
         Six Flags, Inc.
          9.500%, due 02/01/09(b)...........   2,000,000     1,940,000
         Turning Stone Casino Resort
          9.125%, due 12/15/10 (144A)(a)....   1,500,000     1,541,250
                                                         -------------
                                                                      16,845,179
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


    -----------------------------------------------------------------------
    Security                                         Par         Value
    Description                                     Amount      (Note 2)
    -----------------------------------------------------------------------

    Financial Services - 2.5%
    BISYS Group, Inc.
     4.000%, due 03/15/06........................ $ 3,900,000 $   3,680,625
    Cendant Corp., Convertible
     0.000%, due 02/13/21+.......................   1,500,000       954,375
    Ford Motor Credit Co.
     7.250%, due 10/25/11........................   3,000,000     2,919,681
    GATX Financial Corp.
     8.875%, due 06/01/09........................   2,000,000     1,881,466
    Merrill Lynch & Co., Inc.
     1.500%, due 12/15/05........................     500,000       480,700
                                                              -------------
                                                                       9,916,847
                                                              -------------
    Food Retailers - 2.0% B & G Foods, Inc.
     9.625%, due 08/01/07(b).....................   1,500,000     1,550,625
    Great Atlantic & Pacific Tea Co., Inc.
     7.750%, due 04/15/07(b).....................     750,000       543,750
     9.125%, due 12/15/11(b).....................   1,500,000     1,102,500
    Ingles Markets, Inc.
     8.875%, due 12/01/11........................   1,500,000     1,395,000
    Roundys Inc.
     8.875%, due 06/15/12........................   1,500,000     1,477,500
    Stater Brothers Holdings, Inc.
     10.750%, due 08/15/06.......................   2,000,000     2,040,000
                                                              -------------
                                                                       8,109,375
                                                              -------------
    Forest Products & Paper - 3.4%
    Buckeye Technologies, Inc.
     8.000%, due 10/15/10........................   2,000,000     1,625,000
    Fonda Group, Inc.
     9.500%, due 03/01/07........................     250,000       136,875
    Georgia-Pacific Corp.
     9.500%, due 12/01/11(b).....................     500,000       492,500
     8.250%, due 03/01/23........................   1,500,000     1,222,500
    International Paper Co.
     8.125%, due 07/08/05........................   1,000,000     1,119,939
    Longview Fibre Co.
     10.000%, due 01/15/09.......................   1,500,000     1,582,500
    Smurfit-Stone Container Corp.
     8.250%, due 10/01/12 (144A)(a)..............   1,500,000     1,537,500
    Stone Container Corp.
     9.250%, due 02/01/08........................   1,000,000     1,062,500
     8.375%, due 07/01/12........................     600,000       618,000
    Temple-Inland, Inc. 7.875%, due 05/01/12.....   1,250,000     1,386,243
    Weyerhaeuser Co. 6.125%, due 03/15/07........   2,500,000     2,678,947
                                                              -------------
                                                                      13,462,504
                                                              -------------
    Health Care Products - 1.4%
    Fisher Scientific International, Inc. 9.000%,
      due 02/01/08...............................   1,500,000     1,571,250

     ----------------------------------------------------------------------
     Security                                        Par         Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------

     Health Care Products - continued
     Fresenius Med Cap Trust II 7.875%, due
       02/01/08.................................. $ 1,050,000 $   1,036,875
     Hanger Orthopedic Group, Inc. 10.375%,
       due 02/15/09..............................   1,000,000     1,040,000
     Perkinelmer Inc. 8.875% due 01/15/13
       (144A)(a).................................   2,000,000     1,980,000
     Thermedics, Inc., Convertible 0.000%, due
       06/01/03+.................................     100,000        96,534
                                                              -------------
                                                                       5,724,659
                                                              -------------
     Health Care Providers & Services - 4.5%
     Allergan, Inc., Convertible 0.000%, due
       11/06/22+ (144A)(a).......................   1,000,000       856,250
     Coventry Health Care, Inc. 8.125%, due
       02/15/12..................................   1,500,000     1,567,500
     Extendicare Health Services 9.500%, due
       07/01/10 (144A)(a)........................   2,000,000     1,950,000
     HCA, Inc.
      7.690%, due 06/15/25.......................     500,000       496,007
      7.050%, due 12/01/27.......................     300,000       276,488
     HealthSouth Corp.
      10.750%, due 10/01/08(b)...................     500,000       425,000
      8.375%, due 10/01/11(b)....................   1,500,000     1,275,000
      7.625%, due 06/01/12(b)....................     500,000       415,000
     PacifiCare Health Systems, Inc. 10.750%,
       due 06/01/09..............................   3,000,000     3,225,000
     Prime Medical Services, Inc. 8.750%, due
       04/01/08..................................   1,250,000     1,162,500
     Rotech Healthcare, Inc. 9.500%, due
       04/01/12 (144A)(a)........................   2,000,000     2,012,500
     Triad Hospitals, Inc. 8.750%, due
       05/01/09..................................   1,000,000     1,076,250
     Universal Health Services, Inc., Convertible
       0.426%, due 06/23/20......................   5,000,000     3,200,000
                                                              -------------
                                                                      17,937,495
                                                              -------------
     Heavy Machinery - 0.5%
     Briggs & Stratton Corp.
      8.875%, due 03/15/11.......................     500,000       541,250
     Case Corp.
      7.250%, due 08/01/05.......................   1,500,000     1,275,858
     Cummins, Inc.
      9.500%, due 12/01/10 (144A)(a).............     300,000       321,000
                                                              -------------
                                                                       2,138,108
                                                              -------------
     Home Construction, Furnishings & Appliances - 1.9%
     Beazer Homes USA, Inc. 8.375%, due
       04/15/12..................................   1,000,000     1,035,000
     D.R. Horton, Inc. 10.000%, due
       04/15/06..................................   1,000,000     1,013,750
     Lennar Corp. 7.625%, due 03/01/09...........   1,500,000     1,552,500

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      --------------------------------------------------------------------

      Home Construction, Furnishings & Appliances - continued
      MDC Holdings, Inc. 8.375%, due
        02/01/08................................ $ 1,250,000 $   1,300,000
      Schuler Homes, Inc. 9.375%, due
        07/15/09................................   1,500,000     1,537,500
      Sealy Mattress Co., - Series B 9.875%, due
        12/15/07(b).............................   1,250,000     1,206,250
                                                             -------------
                                                                       7,645,000
                                                             -------------
      Industrial - Diversified - 2.0%
      Danaher Corp., Convertible 0.000%, due
        01/22/21+...............................   5,000,000     3,381,250
      Dresser, Inc. 9.375%, due 04/15/11........   2,100,000     2,121,000
      MascoTech, Inc., Convertible 4.500%, due
        12/15/03................................   1,250,000     1,168,750
      Tembec Industries, Inc. 7.750%, due
        03/15/12................................   1,500,000     1,462,500
                                                             -------------
                                                                       8,133,500
                                                             -------------
      Insurance - 0.9%
      AdvancePCS 8.500%, due 04/01/08...........   2,500,000     2,612,500
      First American Corp., Convertible 4.500%,
        due 04/15/08............................   1,000,000     1,056,250
                                                             -------------
                                                                       3,668,750
                                                             -------------
      Lodging - 2.3%
      Aztar Corp. 8.875%, due 05/15/07..........   3,000,000     3,075,000
      Felcor Lodging LP 8.500%, due 06/01/11....   1,260,000     1,247,400
      Hilton Hotels Corp. 8.250%, due
        02/15/11................................   1,500,000     1,571,404
      John Q Hammons Hotels, Inc. - Series B
        8.875%, due 05/15/12....................     850,000       858,500
      Park Place Entertainment Corp.
       7.875%, due 12/15/05.....................   1,000,000     1,020,000
       9.375%, due 02/15/07.....................   1,500,000     1,605,000
                                                             -------------
                                                                       9,377,304
                                                             -------------
      Media - Broadcasting & Publishing - 3.9%
      Allbritton Communications Co.
       9.750%, due 11/30/07.....................   1,500,000     1,560,000
       7.750%, due 12/15/12 (144A)(a)...........   1,775,000     1,786,094
      AMFM, Inc. 8.000%, due 11/01/08...........     450,000       493,312
      AOL Time Warner, Inc. 6.125%, due
        04/15/06................................   2,000,000     2,066,770
      EchoStar DBS Corp.
       10.375%, due 10/01/07....................     600,000       652,500
       9.125%, due 01/15/09.....................   2,500,000     2,643,750
      Entercom Radio LLC/Entercom Capital, Inc.
        7.625%, due 03/01/14....................     750,000       791,250
      Insight Communications Co., Inc.
        0.000%/12.250%, due 02/15/11
        (144A)(a)++(b)..........................   1,500,000       834,375

    -----------------------------------------------------------------------
    Security                                         Par         Value
    Description                                     Amount      (Note 2)
    -----------------------------------------------------------------------

    Media - Broadcasting & Publishing - continued
    Liberty Media Corp., Convertible 3.250%,
      due 03/15/31............................... $ 3,000,000 $   2,827,500
    Sinclair Broadcast Group, Inc. 8.750%, due
      12/15/11...................................   2,000,000     2,162,500
                                                              -------------
                                                                      15,818,051
                                                              -------------
    Metals - 0.9%
    Armco, Inc. 9.000%, due 09/15/07.............     500,000       512,500
    Century Aluminum Co. 11.750%, due
      04/15/08...................................   1,000,000       975,000
    Glencore Nickel Property, Ltd. 9.000%, due
      12/01/14...................................     750,000       180,000
    Oregon Steel Mills, Inc. 10.000%, due
      07/15/09 (144A)(a).........................     750,000       765,000
    TriMas Corp. 9.875%, due 06/15/12
      (144A)(a)..................................   1,025,000     1,019,875
                                                              -------------
                                                                       3,452,375
                                                              -------------
    Miscellaneous - 0.5%
    American Greetings Corp. 11.750%, due
      07/15/08(b)................................     750,000       825,000
    Lam Research Corp., Convertible 4.000%,
      due 06/01/06...............................   1,250,000     1,093,750
                                                              -------------
                                                                       1,918,750
                                                              -------------
    Office Furnishings & Supplies - 0.4%
    Xerox Corp. 5.500%, due 11/15/03(b)..........   1,525,000     1,494,500
                                                              -------------
    Oil & Gas - 5.6%
    Anadarko Petroleum Corp.,
     0.000%, due 03/07/20+.......................   3,000,000     1,848,750
    Chesapeake Energy Corp.
     8.375%, due 11/01/08........................   1,000,000     1,040,000
     8.500%, due 03/15/12........................     500,000       520,000
    Cooper Cameron Corp., Convertible 1.750%,
      due 05/17/21...............................   1,000,000     1,005,000
    Forest Oil Corp. 8.000%, due 06/15/08........   1,500,000     1,590,000
    Hanover Compressor Co., Convertible
      4.750%, due 03/15/08.......................   1,000,000       806,250
    Kerr-McGee Corp., Convertible 5.250%, due
      02/15/10...................................   2,000,000     2,177,500
    Key Energy Services, Inc., - Series C 8.375%,
      due 03/01/08...............................   1,000,000     1,050,000
    Magnum Hunter Resources, Inc. 9.600%,
      due 03/15/12...............................   2,000,000     2,135,000
    Nuevo Energy Co., - Series B
     9.500%, due 06/01/08(b).....................     400,000       414,000
     9.375%, due 10/01/10........................     600,000       618,000
    Seagull Energy 7.500%, due 09/15/27..........     250,000       275,403

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


     ----------------------------------------------------------------------
     Security                                        Par         Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------

     Oil & Gas - continued
     Parker Drilling Co. - Series B 10.125%, due
       11/15/09(b)............................... $ 2,500,000 $   2,587,500
     Parker Drilling Corp., Convertible 5.500%,
       due 08/01/04..............................   1,000,000       928,750
     Pennzoil-Quaker State Co. 10.000%, due
       11/01/08..................................     488,000       605,120
     Pioneer Natural Resources Co.
      6.500%, due 01/15/08.......................     500,000       514,335
      7.200%, due 01/15/28.......................   1,510,000     1,459,451
     Pogo Producing Co. 8.750%, due
       05/15/07..................................     500,000       524,375
     Stone Energy Corp. 8.250%, due
       12/15/11..................................     750,000       783,750
     Swift Energy Co. 9.375%, due 05/01/12.......   1,250,000     1,218,750
     Tesoro Petroleum Corp. 9.625%, due
       04/01/12(b)...............................     400,000       262,000
                                                              -------------
                                                                      22,363,934
                                                              -------------
     Pharmaceuticals - 1.4%
     Cell Therapeutics, Inc., Convertible 5.750%,
       due 06/15/08..............................     441,000       426,116
     Human Genome Sciences, Inc., Convertible
       3.750%, due 03/15/07......................     970,000       635,350
     IVAX Corp., Convertible 5.500%, due
       05/15/07..................................   3,500,000     3,128,125
     Teva Pharmaceutical Finance B.V.,
       Convertible 0.375%, due 11/15/22
       (144A)(a).................................   1,300,000     1,373,125
                                                              -------------
                                                                       5,562,716
                                                              -------------
     Real Estate - 1.3%
     EOP Operating LP, Convertible 7.250%, due
       11/15/08^.................................     500,000       523,125
     Host Marriott Corp. (REIT) - Series B
       7.875%, due 08/01/08......................     850,000       828,750
     Host Marriott LP (REIT)
       8.375%, due 02/15/06(b)...................     300,000       298,500
      9.250%, due 10/01/07.......................   2,000,000     2,030,000
     JDN Realty Corp. (REIT) 6.950%, due
       08/01/07..................................     300,000       267,179
     TriNet Corporate Realty Trust, Inc. (REIT)
       7.950%, due 05/15/06......................     350,000       363,129
     Ventas Realty LP (REIT) 8.750%, due
       05/01/09..................................   1,000,000     1,040,000
                                                              -------------
                                                                       5,350,683
                                                              -------------
     Retailers - 1.2%
     Central Garden & Pet Co. 6.000%, due
       11/15/03..................................     500,000       480,000
     Dillard's, Inc. 6.300%, due 02/15/08(b).....   1,700,000     1,589,500

      -------------------------------------------------------------------
      Security                                     Par         Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Retailers - continued
      Dollar General Corp. 8.625%, due
        06/15/10(b)............................ $   350,000 $     360,745
      JC Penney, Inc.
       6.875%, due 10/15/15....................   1,250,000     1,068,750
       7.650%, due 08/15/16(b).................     600,000       531,000
       7.950%, due 04/01/17....................     250,000       226,250
      Office Depot, Inc. 10.000%, due
        07/15/08...............................     500,000       572,500
                                                            -------------
                                                                       4,828,745
                                                            -------------
      Telephone Systems - 2.3%
      Alamosa Delaware, Inc.
       12.500%, due 02/01/11...................     850,000       259,250
       13.625%, due 08/15/11...................   1,000,000       335,000
      Alamosa Holdings, Inc. 0.000%/12.875%,
        due 02/15/10++.........................     750,000       138,750
      Block Communications, Inc. 9.250%, due
        04/15/09...............................   2,000,000     2,075,000
      Dobson Communications Corp. 10.875%,
        due 07/01/10(b)........................     800,000       680,000
      Level 3 Communications, Inc. 11.000%, due
        03/15/08(b)............................   1,000,000       650,000
      Rural Cellular Corp. 9.750%, due
        01/15/10...............................     600,000       363,000
      TeleCorp PCS, Inc. 10.625%, due
        07/15/10...............................   1,000,000     1,080,000
      TeleCorp PCS, Inc. 0.000%/11.625%, due
        04/15/09++(b)..........................     731,000       692,623
      Triton PCS, Inc. 0.000%/11.000%, due
        05/01/08++.............................   3,000,000     2,512,500
      US Unwired, Inc. 0.000%/13.375%, due
        11/01/2009++...........................   1,200,000        78,000
      VoiceStream Wireless Corp. 10.375%, due
        11/15/09...............................     325,000       342,875
                                                            -------------
                                                                       9,206,998
                                                            -------------
      Textiles, Clothing & Fabrics - 0.8%
      Interface, Inc. 9.500%, due 11/15/05.....   2,000,000     1,810,000
      Levi Strauss & Co.
       11.625%, due 01/15/08(b)................     500,000       491,250
       12.250%, due 12/15/12 (144A)(a).........   1,000,000       985,000
                                                            -------------
                                                                       3,286,250
                                                            -------------
      Tires & Rubber - 0.2%
      Goodyear Tire & Rubber Co. 7.857%, due
        08/15/11(b)............................   1,250,000       937,425
                                                            -------------
      Transportation - 0.1%
      American President Co., Ltd. 8.000%, due
        01/15/24...............................     700,000       409,500
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      --------------------------------------------------------------------

      U.S. Government Agency Mortgage Backed Securities - 6.1% Federal Home Loan
      Mortgage Corp.
        5.500%, due 07/15/06(b)................. $10,000,000 $  11,001,530
      Federal National Mortgage Assoc.
       7.000%, due 09/01/29.....................     903,696       951,620
       7.000%, due 03/01/32.....................   1,477,217     1,554,211
       6.000%, due 12/01/32.....................   5,000,000     5,177,367
       7.000%, due 12/01/32.....................   5,526,750     5,814,811
                                                             -------------
                                                                      24,499,539
                                                             -------------
      Water Companies - 0.1%
      National Waterworks, Inc. 10.500%, due
        12/01/12 (144A)(a)......................     400,000       419,500
                                                             -------------
      Total Domestic Bonds & Debt Securities
        (Cost $346,290,173).....................               338,444,836
                                                             -------------

      Foreign Bonds & Debt Securities - 4.7%
      Financial Services - 0.4%
      MDP Acquisitions Plc 9.625%, due
        10/01/12 (144A)(a)......................   1,500,000     1,567,500
                                                             -------------
      United Kingdom - 0.2%
      Euramax International Plc, (Yankee)
        11.250%, due 10/01/06...................   1,000,000     1,037,500
                                                             -------------
      United Kingdom - 0.2%
      Anglo American Plc, Convertible 3.375%,
        due 04/17/07............................     700,000       700,567
                                                             -------------
      Argentina - 0.1%
      Telefonica de Argentina S.A., 9.125%, due
        05/07/08 (144A)(a)......................     500,000       342,500
                                                             -------------
      Brazil - 0.1%
      Globo Comunicacoes Participation, 10.625%,
        due 12/05/08 (144A)(a)(c)...............     750,000       208,125
                                                             -------------
      Canada - 2.0%
      Abitibi-Consolidated, Inc. (Yankee)
        8.550%, due 08/01/10....................   3,000,000     3,335,250
      Biovail Corp., (Yankee) 7.875%, due
        04/01/10................................   1,700,000     1,708,500
      Microcell Telecommunications, Inc.
        0.000%/11.125%, due
        10/15/07++(c)...........................   1,900,000        36,083
      Rogers Cantel, Inc., (Yankee) 8.300%, due
        10/01/07................................   1,000,000       890,000
      Rogers Wireless Communications, Inc.
        9.625%, due 05/01/11....................   1,000,000       950,000
      Tembec Industries, Inc., (Yankee) 8.625%,
        due 06/30/09............................   1,000,000     1,012,500
                                                             -------------
                                                                       7,932,333
                                                             -------------

       ------------------------------------------------------------------
       Security                                 Shares/Par     Value
       Description                                Amount      (Note 2)
       ------------------------------------------------------------------

       Luxembourg - 0.1%
       Millicom International Cellular S.A.,
         (Yankee) 13.500%, due 06/01/06++...... $ 1,000,000 $     495,000
                                                            -------------
       Mexico - 0.7%
       Gruma S.A. de C.V., (Yankee) 7.625%, due
         10/15/07..............................     500,000       491,250
       Petroleos Mexicanos
        8.625%, due 12/01/23...................     700,000       737,625
        9.500%, due 09/15/27(b)................     350,000       392,875
       TV Azteca S.A., (Yankee) 10.500%, due
         02/15/07..............................   1,500,000     1,359,375
                                                            -------------
                                                                       2,981,125
                                                            -------------
       Netherlands - 0.2%
       STMicroelectronics N.V., Convertible
         0.000%, due 09/22/09+.................   1,000,000       870,000
                                                            -------------
       United Kingdom - 0.7%
       Amdocs Ltd., (Yankee) 2.000%, due
         06/01/08..............................   1,000,000       930,000
       Swiss Life Financial Ltd., Convertible
         2.000%, due 05/20/05..................   1,800,000     1,883,250
                                                            -------------
                                                                       2,813,250
                                                            -------------
       Total Foreign Bonds & Debt Securities
       (Cost $21,010,505)......................                18,947,900
                                                            -------------

       Common and Preferred Stocks - 4.4%
       Aerospace & Defense - 0.3%
       Raytheon Co., 8.25%.....................      25,000     1,365,000
                                                            -------------
       Automotive - 0.2%
       Ford Motor Co., 6.5%....................      15,000       612,750
                                                            -------------
       Communications - 0.0%
       Call-Net Enterprises, Inc. - Class B....      16,571        10,274
       McDATA Corp. - Class A*(b)..............         440         3,124
                                                            -------------
                                                                          13,398
                                                            -------------
       Computer Services - 0.1%
       Electronic Data Systems Corp.,
         7.625%(b).............................      15,000       328,650
       EMC Corp.*..............................      12,000        73,680
                                                            -------------
                                                                         402,330
                                                            -------------
       Electric Utilities - 0.6%
       Dominion Resources, Inc.................      45,000     2,438,550
       Toledo Edison Co., 4.25%................         300        17,550
                                                            -------------
                                                                       2,456,100
                                                            -------------
       Entertainment & Leisure - 0.1%
       Six Flags, Inc., 7.25%..................      30,000       487,500
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                                  Value
      Description                                   Shares     (Note 2)
      --------------------------------------------------------------------

      Financial Services - 1.0%
      Union Pacific Capital Trust, 6.25%.........     60,000 $   3,090,000
      Washington Mutual, Inc., 5.375%............     20,000     1,037,500
                                                             -------------
                                                                       4,127,500
                                                             -------------
      Forest Products & Paper - 0.6%
      PT Indah Kiat Pulp & Paper Corp.*..........  1,867,500        30,255
      Temple-Inland, Inc., 7.5%*.................     50,000     2,269,500
                                                             -------------
                                                                       2,299,755
                                                             -------------
      Health Care Products - 0.3%
      Baxter International, Inc.*................     20,000     1,002,000
                                                             -------------
      Household Products - 0.0%
      Leiner Health Products, Inc.*(d)...........         82            82
                                                             -------------
      Insurance - 0.2%
      ACE, Ltd., 8.25%...........................     10,000       590,000
                                                             -------------
      Media - Broadcasting & Publishing - 0.3%
      Sinclair Broadcast Group, Inc. - Series D..     25,000       972,225
                                                             -------------
      Metals - 0.4%
      Horizon Natural Resources Co.*(d)..........     48,436           485
      Phelps Dodge Corp., 6.75%..................     20,000     1,708,000
                                                             -------------
                                                                       1,708,485
                                                             -------------
      Real Estate - 0.2%
      Simon Property Group, Inc. - 6.5% Series B,
        (REIT)...................................     10,000       930,000
                                                             -------------
      Telephone Systems - 0.1%
      Sprint Corp. (FON Group)...................     57,500       420,325
                                                             -------------
      Transportation - 0.0%
      Trico Marine Services, Inc.*...............     47,412       157,881
                                                             -------------
      Total Common and Preferred Stocks
      (Cost $22,414,563)                                        17,545,331
                                                             -------------

    -----------------------------------------------------------------------
    Security                                     Shares/Par      Value
    Description                                    Amount       (Note 2)
    -----------------------------------------------------------------------

    Warrants - 0.0%
    Cable - 0.0%
    NTL, Inc. (expiring 10/14/08)*
      (144A)(a)(d)..............................         522 $          26
                                                             -------------
    Forest Products & Paper - 0.0%
    Asia Pulp & Paper, Ltd. (expiring
      03/15/05)+* (144A)(a)(d)..................         250             0
                                                             -------------
    Transportation - 0.0%
    Seabulk International, Inc. (expiring
      06/30/07)* (144A)(a)(d)...................       1,423         4,269
    Seabulk International, Inc. (expiring
      12/14/03)*(d).............................         869            18
                                                             -------------
                                                                           4,287
                                                             -------------
    Total Warrants (Cost $7,895)                                     4,313
                                                             -------------

    Short-Term Investments - 16.7%
    State Street Bank and Trust Co.,
      Repurchase Agreement, dated 12/31/02 at .25% to be repurchased at
      $19,817,275 on 01/02/03 collateralized by $18,895,000 USTB 5.25% due
      02/15/29 with a value of
      $20,217,650............................... $19,817,000 $ 19,817,000 State
    Street Navigator Securities Lending
      Prime Portfolio(e)........................  47,320,591    47,320,591
                                                             -------------
    Total Short-Term Investments
    (Cost $67,137,591)                                          67,137,591
                                                             -------------

    TOTAL INVESTMENTS - 110.0%
    (Cost $456,860,727)                                        442,079,971

    Other Assets and Liabilities (net) - (10.0%)               (40,010,160)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 402,069,812
                                                             =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002



Portfolio Footnotes:

* Non-income producing security.

+ Zero coupon bond.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

^ Variable or floating rate security. The stated rate represents the rate at December 31, 2002.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) All or a portion of security out on loan.

(c) Security is in default.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

(e) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

USTB - United States Treasury Bond

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2002, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      Percent of
                                                                       Portfolio
              Portfolio Composition by Credit Quality (unaudited)
              ---------------------------------------------------
                 AAA/Government/Government Agency        21.37%
                 AA                                       0.43
                 A                                        3.55
                 BBB                                     15.18
                 BB                                      22.14
                 B                                       31.05
                 Below B                                  2.33
                 Equities/Other                           3.95
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                            Value
         Description                              Shares    (Note 2)
         --------------------------------------------------------------

         Common Stocks - 95.7%
         Agricultural - 1.4%
         Monsanto Co.............................  93,400 $   1,797,950
                                                          -------------
         Apparel Retailers - 4.0%
         Foot Locker, Inc.*...................... 256,900     2,697,450
         Payless ShoeSource, Inc.*...............  44,500     2,290,415
                                                          -------------
                                                                       4,987,865
                                                          -------------
         Automotive - 4.3%
         Dana Corp............................... 184,300     2,167,368
         Genuine Parts Co........................ 104,500     3,218,600
                                                          -------------
                                                                       5,385,968
                                                          -------------
         Beverages, Food & Tobacco - 1.9%
         Archer-Daniels-Midland Co............... 193,740     2,402,376
                                                          -------------
         Chemicals - 8.2%
         Crompton Corp........................... 251,200     1,494,640
         Eastman Chemical Co.....................  69,000     2,537,130
         IMC Global, Inc......................... 237,700     2,536,259
         Potash Corporation of Saskatchewan, Inc.  39,800     2,530,882
         Solutia, Inc............................ 343,300     1,246,179
                                                          -------------
                                                                      10,345,090
                                                          -------------
         Computer Software & Processing - 1.5%
         Sybase, Inc.*........................... 140,600     1,884,040
                                                          -------------
         Containers & Packaging - 4.8%
         Ball Corp...............................  57,200     2,928,068
         Pactiv Corp.*........................... 139,400     3,047,284
                                                          -------------
                                                                       5,975,352
                                                          -------------
         Electric Utilities - 5.8%
         Ameren Corp.............................  64,800     2,693,736
         CMS Energy Corp.(a)..................... 238,500     2,251,440
         Northeast Utilities..................... 150,900     2,289,153
                                                          -------------
                                                                       7,234,329
                                                          -------------
         Electrical Equipment - 1.2%
         Grainger (W.W.), Inc....................  28,400     1,464,020
                                                          -------------
         Entertainment & Leisure - 1.5%
         Park Place Entertainment Corp.*......... 222,100     1,865,640
                                                          -------------
         Food Retailers - 0.9%
         Albertson's, Inc........................  53,800     1,197,588
                                                          -------------
         Forest Products & Paper - 3.6%
         Georgia-Pacific Corp.................... 183,700     2,968,592
         MeadWestvaco Corp.......................  65,600     1,620,976
                                                          -------------
                                                                       4,589,568
                                                          -------------
         Health Care Products - 3.0%
         Bausch & Lomb, Inc.(a)..................  47,600     1,713,600
         Boston Scientific Corp.*................  47,800     2,032,456
                                                          -------------
                                                                       3,746,056
                                                          -------------

           ----------------------------------------------------------
           Security                                        Value
           Description                          Shares    (Note 2)
           ----------------------------------------------------------

           Health Care Providers & Services - 3.3%
           Aetna, Inc..........................  31,400 $   1,291,168
           Caremark Rx, Inc.*.................. 178,400     2,899,000
                                                        -------------
                                                                       4,190,168
                                                        -------------
           Heavy Machinery - 1.7%
           CNH Global N.V.(a).................. 372,700     1,416,260
           Cummins, Inc.(a)....................  25,500       717,315
                                                        -------------
                                                                       2,133,575
                                                        -------------
           Home Construction, Furnishings & Appliances - 1.6%
           Leggett & Platt, Inc.                 87,500     1,963,500
                                                        -------------
           Household Products - 4.3%
           Newell Rubbermaid, Inc..............  72,200     2,189,826
           Snap-On, Inc........................ 113,100     3,179,241
                                                        -------------
                                                                       5,369,067
                                                        -------------
           Insurance - 13.3%
           Everest Reinsurance Group, Ltd......  48,000     2,654,400
           Health Net, Inc.*................... 111,000     2,930,400
           PartnerRe, Ltd......................  61,900     3,207,658
           SAFECO Corp.........................  92,000     3,189,640
           St. Paul Companies, Inc.............  30,200     1,028,310
           Transatlantic Holdings, Inc.........   9,200       613,640
           XL Capital, Ltd. - Class A..........  39,900     3,082,275
                                                        -------------
                                                                      16,706,323
                                                        -------------
           Metals - 4.3%
           Hubbell, Inc. - Class B.............  92,800     3,260,992
           Timken Co........................... 114,300     2,183,130
                                                        -------------
                                                                       5,444,122
                                                        -------------
           Oil & Gas - 10.9%
           EOG Resources, Inc..................  74,100     2,958,072
           Halliburton Co...................... 189,200     3,539,932
           Kerr-McGee Corp.....................  58,400     2,587,120
           Pride Intl., Inc.*(a)............... 181,200     2,699,880
           Southwest Gas Corp..................  80,800     1,894,760
                                                        -------------
                                                                      13,679,764
                                                        -------------
           Pharmaceuticals - 2.1%
           Mylan Laboratories, Inc.............  75,500     2,634,950
                                                        -------------
           Real Estate - 3.1%
           Healthcare Realty Trust, Inc. (REIT)  72,355     2,116,384
           Host Marriott Corp. (REIT).......... 207,900     1,839,915
                                                        -------------
                                                                       3,956,299
                                                        -------------
           Restaurants - 2.4%
           CBRL Group, Inc.....................  92,600     2,790,038
           Jack in the Box, Inc.*..............  15,900       274,911
                                                        -------------
                                                                       3,064,949
                                                        -------------
           Retailers - 5.4%
           Big Lots, Inc.*..................... 196,100     2,594,403
           J.C. Penney Co., Inc................ 105,600     2,429,856

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      --------------------------------------------------------------------

      Retailers - continued
      Office Depot, Inc.*........................    117,600 $  1,735,776
                                                             ------------
                                                                6,760,035
                                                             ------------
      Textiles, Clothing & Fabrics - 1.2%
      Tommy Hilfiger Corp.*......................    213,600    1,484,520
                                                             ------------
      Total Common Stocks (Cost $120,532,365)                 120,263,114
                                                             ------------

      Short-Term Investments - 11.2%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated 12/31/02 at 0.25% to be repurchased at
        $6,151,085 on 01/02/03 collateralized by $5,935,000 USTB 5.25% due
        11/15/28 with a value of
        $6,276,263............................... $6,151,000    6,151,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  7,904,120    7,904,120
                                                             ------------
      Total Short-Term Investments
      (Cost $14,055,120)                                       14,055,120
                                                             ------------

      TOTAL INVESTMENTS - 106.9%
      (Cost $134,587,485)                                     134,318,234

      Other Assets and Liabilities (net) - (6.9%)              (8,644,123)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $125,674,111
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)

          ------------------------------------------------------------
          Security                                           Value
          Description                               Shares  (Note 2)
          ------------------------------------------------------------

          Common Stocks - 95.2%
          Aerospace & Defense - 0.4%
          DRS Technologies, Inc.*(a)...............  3,000 $    93,990
                                                           -----------
          Airlines - 0.9%
          SkyWest, Inc............................. 16,400     214,348
                                                           -----------
          Apparel Retailers - 6.2%
          Aeropostale, Inc.*(a)....................  9,600     101,472
          Christopher & Banks Corp.*(a)............ 10,400     215,800
          Hot Topic, Inc.*(a)...................... 10,650     243,672
          Pacific Sunwear of California, Inc.*(a).. 24,975     441,808
          Quiksilver, Inc.*........................ 20,200     538,532
                                                           -----------
                                                                       1,541,284
                                                           -----------
          Banking - 1.7%
          Silicon Valley Bancshares*...............  6,700     122,275
          Southwest Bancorp. of Texas, Inc.*(a)....  7,100     204,551
          Texas Regional Bancshares, Inc. - Class A  2,700      95,961
                                                           -----------
                                                                         422,787
                                                           -----------
          Beverages, Food & Tobacco - 0.5%
          United Natural Foods, Inc.*(a)...........  5,100     129,285
                                                           -----------
          Commercial Services - 11.9%
          Career Education Corp.*(a)...............  4,200     168,000
          Corporate Executive Board Co.*........... 10,300     328,776
          Education Management Corp.*(a)...........  5,300     199,280
          EGL, Inc.*(a)............................ 10,400     148,200
          First Consulting Group, Inc.*............ 13,900      80,064
          FTI Consulting, Inc.*(a).................  3,900     156,585
          G & K Services, Inc. - Class A...........  6,100     215,946
          Iron Mountain, Inc.*(a)..................  8,600     283,886
          ITT Educational Services, Inc.*..........  8,900     209,595
          Keith Companies, Inc.*(a)................  4,300      56,201
          Labor Ready, Inc.*(a)....................  8,400      53,928
          NCO Group, Inc.*......................... 10,900     173,855
          NDCHealth Corp........................... 10,800     214,920
          Pegasus Solutions, Inc.*.................  8,850      88,765
          PRG-Shultz International, Inc.*(a).......  8,700      77,430
          Raindance Communications, Inc.*.......... 13,600      43,928
          Seattle Genetics, Inc.*..................  5,700      17,670
          Steiner Leisure, Ltd.*(a)................ 12,300     171,462
          Sylvan Learning Systems, Inc.*........... 11,000     180,400
          TeleTech Holdings, Inc.*................. 12,000      87,120
                                                           -----------
                                                                       2,956,011
                                                           -----------
          Communications - 1.6%
          @Road, Inc.*(a)..........................  5,300      21,889
          Cable Design Technologies Corp.*.........  9,000      53,100
          Comtech Telecommunications Corp.*........  9,800     106,330
          Metro One Telecommunications, Inc.*(a)... 17,900     115,455
          Plantronics, Inc.*(a)....................  5,600      84,728
          SafeNet, Inc.*(a)........................  1,000      25,350
                                                           -----------
                                                                         406,852
                                                           -----------

          -----------------------------------------------------------
          Security                                          Value
          Description                              Shares  (Note 2)
          -----------------------------------------------------------

          Computer Software & Processing - 11.7%
          Activision, Inc.*(a)....................  3,900 $    56,901
          Acxiom Corp.*(a)........................ 16,600     255,308
          Cognizant Technology Solutions Corp.*(a)  1,500     108,345
          Datastream Systems, Inc.*............... 10,400      66,560
          Documentum, Inc.*(a).................... 12,000     187,920
          DoubleClick, Inc.*......................  4,300      24,338
          e.College.com, Inc.*.................... 24,700      85,215
          Echelon Corp.*(a).......................  9,400     105,374
          eMerge Interactive, Inc. - Class A*..... 57,600      14,976
          Intergraph Corp.*(a).................... 19,300     342,768
          Internet Security Systems, Inc.*(a).....  5,600     102,648
          Macromedia, Inc.*(a)....................  7,600      80,940
          Manhattan Associates, Inc.*(a)..........  3,200      75,712
          ManTech International Corp. - Class A*..  7,700     146,839
          Neoware Systems, Inc.*(a)...............  3,000      44,730
          Phoenix Technologies, Ltd.*............. 10,100      58,277
          Rudolph Technologies, Inc.*(a)..........  6,300     120,708
          S1 Corp.*............................... 35,600     158,776
          SeeBeyond Technology Corp.*(a).......... 28,600      69,498
          SI International, Inc.*(a)..............  4,800      51,888
          SkillSoft Plc (ADR)*(a)................. 52,888     145,442
          Take-Two Interactive Software, Inc.*(a).  3,700      86,913
          TIBCO Software, Inc.*(a)................ 17,400     107,532
          Verint Systems, Inc.*(a)................  4,100      82,738
          Verity, Inc.*(a)........................  4,900      65,616
          WatchGuard Technologies, Inc.*.......... 11,300      72,105
          WebEx Communications, Inc.*(a)..........  9,500     142,500
          Websense, Inc.*.........................  2,000      42,722
                                                          -----------
                                                                       2,903,289
                                                          -----------
          Computers & Information - 4.5%
          Advanced Digital Information Corp.*..... 32,000     214,720
          Avenue A, Inc.*......................... 11,800      34,220
          Cray, Inc.*(a).......................... 30,000     230,100
          Kronos, Inc.*...........................  2,300      85,077
          Mercury Computer Systems, Inc.*(a)......  2,700      82,404
          MICROS Systems, Inc.*...................  6,300     141,246
          PEC Solutions, Inc.*(a).................  2,100      62,790
          RadiSys Corp.*.......................... 21,100     168,378
          SRA International, Inc. - Class A*......  3,900     105,651
                                                          -----------
                                                                       1,124,586
                                                          -----------
          Distribution/Wholesale - 0.3%
          CellStar Corp.*(a)...................... 11,580      66,006
                                                          -----------
          Electrical Equipment - 1.4%
          Analogic Corp...........................  3,500     176,008
          FLIR Systems, Inc.*(a)..................  1,900      92,720
          Kulicke & Soffa Industries, Inc.*(a).... 14,600      83,512
                                                          -----------
                                                                         352,240
                                                          -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                                Shares  (Note 2)
         -------------------------------------------------------------

         Electronics - 3.5%
         Cree, Inc.*(a)............................  1,400 $    22,890
         Dionex Corp.*.............................  2,700      80,217
         Drexler Technology Corp.*(a)..............  4,600      57,960
         Integrated Circuit Systems, Inc.*.........  3,400      62,050
         Molecular Devices Corp.*(a)............... 10,500     172,935
         Monolithic System Technology, Inc.*(a)....  7,500      90,600
         Oak Technology, Inc.*(a).................. 21,100      55,915
         Planar Systems, Inc.*.....................  6,200     127,906
         Silicon Storage Technology, Inc.*(a)...... 12,500      50,500
         Sypris Solutions, Inc.(a).................  4,700      47,987
         Varian Semiconductor Equipment Associates,
           Inc.*(a)................................  4,100      97,420
                                                           -----------
                                                                         866,380
                                                           -----------
         Energy - 0.1%
         FuelCell Energy, Inc.*(a).................  3,100      20,311
                                                           -----------
         Entertainment & Leisure - 1.3%
         Action Performance Companies, Inc.(a).....  8,600     163,400
         Shuffle Master, Inc.*(a)..................  8,300     158,613
                                                           -----------
                                                                         322,013
                                                           -----------
         Environmental Control - 0.1%
         Fuel-Tech N.V.*...........................  7,400      31,006
                                                           -----------
         Health Care Products - 6.8%
         Bio-Rad Laboratories, Inc. - Class A*(a)..  4,600     178,020
         Coherent, Inc.*...........................  9,700     193,515
         Cooper Companies, Inc.(a).................  7,900     197,658
         Diagnostic Products Corp.(a)..............  7,200     278,064
         Ionics, Inc.*(a)..........................  1,400      31,920
         Martek Biosciences Corp.*(a)..............  1,000      25,160
         Novoste Corp.*(a)......................... 18,400     132,848
         Nu Skin Enterprises, Inc. - Class A.......  3,000      35,910
         Orthofix International N.V.*(a)........... 10,100     283,305
         SangStat Medical Corp.*(a)................ 18,700     211,310
         SonoSite, Inc.*...........................  7,300      95,411
         Zoll Medical Corp.*.......................    600      21,402
                                                           -----------
                                                                       1,684,523
                                                           -----------
         Health Care Providers & Services - 7.0%
         AMERIGROUP Corp.*(a)......................  4,000     121,240
         Centene Corp.*(a).........................  7,200     241,848
         Coventry Health Care, Inc.*(a)............  5,900     171,277
         Hanger Orthopedic Group, Inc.*............  5,300      69,695
         Healthcare Services Group, Inc.*.......... 15,550     202,772
         LifePoint Hospitals, Inc.*(a).............  5,700     170,607
         Pharmaceutical Product Development, Inc.*. 16,900     494,663
         Renal Care Group, Inc.*...................  7,300     230,972
         Res-Care, Inc.*...........................  8,000      29,032
                                                           -----------
                                                                       1,732,106
                                                           -----------

         -------------------------------------------------------------
         Security                                            Value
         Description                                Shares  (Note 2)
         -------------------------------------------------------------

         Heavy Machinery - 0.5%
         Flow International Corp.*(a).............. 10,900 $    27,795
         Semitool, Inc.*........................... 15,600      96,876
                                                           -----------
                                                                         124,671
                                                           -----------
         Home Construction, Furnishings & Appliances - 3.8%
         Beazer Homes USA, Inc.*(a)................  1,585      96,051
         Dominion Homes, Inc.*.....................  3,400      48,450
         La-Z-Boy, Inc.(a).........................  4,400     105,512
         M.D.C. Holdings, Inc.(a)..................  8,684     332,250
         Standard Pacific Corp.(a)................. 14,100     348,975
                                                           -----------
                                                                         931,238
                                                           -----------
         Insurance - 1.5%
         AdvancePCS*(a)............................  4,480      99,501
         Hooper Holmes, Inc.(a).................... 42,800     262,792
                                                           -----------
                                                                         362,293
                                                           -----------
         Media - Broadcasting & Publishing - 1.1%
         Information Holdings, Inc.*...............  8,200     127,264
         Macrovision Corp.*........................  9,200     147,568
                                                           -----------
                                                                         274,832
                                                           -----------
         Metals - 1.5%
         Matthews International Corp. - Class A.... 16,900     377,394
                                                           -----------
         Mining - 0.5%
         North American Palladium, Ltd.*(a)........ 15,700      54,636
         Stillwater Mining Co.*.................... 14,900      79,715
                                                           -----------
                                                                         134,351
                                                           -----------
         Miscellaneous Manufacturing - 1.4%
         Armor Holdings, Inc.*(a).................. 24,700     340,119
                                                           -----------
         Oil & Gas - 3.2%
         Cal Dive International, Inc.*.............  7,400     173,900
         EXCO Resources, Inc.*(a).................. 12,500     218,500
         Patina Oil & Gas Corp.....................  4,700     148,755
         Remington Oil & Gas Corp.*................  8,600     141,126
         Spinnaker Exploration Co.*(a).............  5,000     110,250
                                                           -----------
                                                                         792,531
                                                           -----------
         Pharmaceuticals - 11.9%
         Albany Molecular Research, Inc.*(a)....... 14,600     215,949
         Alpharma, Inc. - Class A(a)...............  8,100      96,471
         Barr Laboratories, Inc.*(a)...............  3,550     231,069
         Bradley Pharmaceuticals, Inc. -
           Class A*(a).............................  5,300      69,059
         Cell Therapeutics, Inc.*(a)............... 20,100     146,127
         Corixa Corp.*(a).......................... 26,400     168,696
         DOV Pharmaceutical, Inc.*.................  8,800      59,840
         Endo Pharmaceuticals Holdings, Inc.*...... 30,700     236,359
         ILEX Oncology, Inc.*......................  8,300      58,598
         K-V Pharmaceutical Co. - Class A*......... 11,300     262,160
         Ligand Pharmaceuticals, Inc. - Class B*(a) 14,300      76,791
         Medicines Co.*(a).........................  5,800      92,916

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Pharmaceuticals - continued
        Medicis Pharmaceutical Corp. -
          Class A*(a).............................     7,200 $   357,624
        NBTY, Inc.*(a)............................     6,000     105,480
        Noven Pharmaceuticals, Inc.*..............    17,000     156,910
        PAREXEL International Corp.*(a)...........     9,400     103,306
        QLT, Inc.*(a).............................     8,600      73,427
        SICOR, Inc.*(a)...........................    24,700     391,495
        SuperGen, Inc.*(a)........................    10,400      37,752
                                                             -----------
                                                                       2,940,029
                                                             -----------
        Restaurants - 1.2%
        Champps Entertainment, Inc.*(a)...........     2,900      27,579
        Jack in the Box, Inc.*....................    10,000     172,900
        Red Robin Gourmet Burgers*(a).............     7,200      91,728
                                                             -----------
                                                                         292,207
                                                             -----------
        Retailers - 5.2%
        Alloy Online, Inc.*(a)....................    21,720     237,834
        Cost Plus, Inc.*..........................     6,050     173,453
        Electronics Boutique Holdings Corp.*(a)...     6,500     102,765
        GameStop Corp. - Class A*(a)..............     8,500      83,300
        Group 1 Automotive, Inc.*.................     7,600     181,488
        MSC Industrial Direct Co., Inc. - Class A*    17,500     310,625
        Pier 1 Imports, Inc.......................    10,900     206,337
                                                             -----------
                                                                       1,295,802
                                                             -----------
        Textiles, Clothing & Fabrics - 3.5%
        Kenneth Cole Productions, Inc. -
          Class A*(a).............................     5,780     117,334
        Tarrant Apparel Group*(a).................     5,700      23,313
        Timberland Co. - Class A*(a)..............    15,900     566,199
        Tropical Sportswear International Corp.*..    16,300     146,211
                                                             -----------
                                                                         853,057
                                                             -----------
        Total Common Stocks (Cost $30,101,822)                23,585,541
                                                             -----------
        Convertible Notes - 0.8%
        Oil & Gas - 0.8%
        EXCO Resources, Inc. 5.00%, Convertible
          preferred to 05/23/03 (Cost $226,800)...    10,800     193,104
                                                             -----------

      --------------------------------------------------------------------
      Security                                     Shares/Par    Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 31.8%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated 12/31/02 at 0.15% to be repurchased at
        $1,031,009 on 01/02/03 collateralized by $665,000 USTB 12.50% due
        08/15/14 with a value of
        $1,054,850................................ $1,031,000 $ 1,031,000 State
      Street Navigator Securities Lending
        Prime Portfolio(b)........................  6,865,767   6,865,767
                                                              -----------
      Total Short-Term Investments
      (Cost $7,896,767)                                         7,896,767
                                                              -----------

      TOTAL INVESTMENTS - 127.8%
      (Cost $38,225,389)                                       31,675,412

      Other Assets and Liabilities (net) - (27.8%)             (6,896,788)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $24,778,624
                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                                  Value
      Description                                      Shares  (Note 2)
      -------------------------------------------------------------------

      Common Stocks - 95.4%
      Advertising - 1.0%
      Lamar Advertising Co - Class A*.................  5,000 $   168,250
                                                              -----------
      Aerospace & Defense - 1.3%
      Northrop Grumman Corp...........................  2,400     232,800
                                                              -----------
      Banking - 4.8%
      Capital One Financial Corp.(a)..................  2,900      86,188
      Cullen/Frost Bankers, Inc.......................  6,400     209,280
      New York Community Bancorp, Inc................. 15,700     453,416
      Southwest Bancorp. of Texas, Inc.*(a)...........  3,400      97,954
                                                              -----------
                                                                         846,838
                                                              -----------
      Beverages, Food & Tobacco - 2.6%
      American Italian Pasta Co. - Class A*(a)........  6,000     215,880
      Pepsi Bottling Group, Inc.......................  9,500     244,150
                                                              -----------
                                                                         460,030
                                                              -----------
      Commercial Services - 7.2%
      Cerner Corp.*(a)................................  5,200     162,552
      CNF, Inc........................................  8,200     272,568
      Concord EFS, Inc.*..............................  2,800      44,072
      Education Management Corp.*(a)..................  2,100      78,960
      Expedia, Inc. - Class A*(a).....................  3,100     207,484
      Iron Mountain, Inc.*(a).........................  9,050     298,740
      Robert Half International, Inc.*................  5,500      88,605
      Ticketmaster Group, Inc. - Class B*(a)..........  4,900     103,978
                                                              -----------
                                                                       1,256,959
                                                              -----------
      Communications - 1.5%
      EchoStar Communications Corp. - Class A*........ 11,400     253,764
                                                              -----------
      Computer Software & Processing - 8.8%
      Activision, Inc.*(a)............................  4,200      61,278
      Affiliated Computer Services, Inc. - Class A*(a)  8,000     421,200
      Fiserv, Inc.*...................................  8,900     302,155
      Intuit, Inc.*...................................  1,700      79,764
      J.D. Edwards & Co.*(a).......................... 23,200     261,696
      Network Associates, Inc.*(a).................... 20,200     325,018
      Sungard Data Systems, Inc.*.....................  4,000      94,240
                                                              -----------
                                                                       1,545,351
                                                              -----------
      Containers & Packaging - 1.9%
      Pactiv Corp.*................................... 14,800     323,528
                                                              -----------
      Electronics - 1.7%
      Integrated Circuit Systems, Inc.*(a)............ 13,800     251,850
      Skyworks Solutions, Inc.*(a)....................  6,100      52,582
                                                              -----------
                                                                         304,432
                                                              -----------
      Financial Services - 2.7%
      Affiliated Managers Group, Inc.*(a).............  5,100     256,530
      SLM Corp.(a)....................................  2,000     207,720
                                                              -----------
                                                                         464,250
                                                              -----------
      Health Care Products - 7.5%
      Allergan, Inc...................................  3,600     207,432
      Boston Scientific Corp.*(a).....................  9,100     386,932

        ---------------------------------------------------------------
        Security                                              Value
        Description                                  Shares  (Note 2)
        ---------------------------------------------------------------

        Health Care Products - continued
        Henry Schein, Inc.*.........................  6,900 $   310,500
        Quest Diagnostics, Inc.*(a).................  4,500     256,050
        St. Jude Medical, Inc.*.....................  3,800     150,936
                                                            -----------
                                                                       1,311,850
                                                            -----------
        Health Care Providers & Services - 9.4%
        Anthem, Inc.*(a)............................  6,700     421,430
        Caremark Rx, Inc.*.......................... 26,600     432,250
        Pharmaceutical Product Development, Inc.*... 10,100     295,627
        Province Healthcare Co.*(a)................. 10,000      97,300
        Triad Hospitals, Inc.*...................... 11,900     354,977
        WellChoice, Inc.*(a)........................  2,000      47,900
                                                            -----------
                                                                       1,649,484
                                                            -----------
        Home Construction, Furnishings & Appliances - 4.0%
        Harman International Industries, Inc.(a)....  6,800     404,600
        Pulte Corp.(a)..............................  6,000     287,220
                                                            -----------
                                                                         691,820
                                                            -----------
        Industrial - Diversified - 1.1%
        SPX Corp.*(a)...............................  5,200     194,740
                                                            -----------
        Insurance - 6.5%
        HCC Insurance Holdings, Inc.(a)............. 11,900     292,740
        RenaissanceRe Holdings, Ltd................. 11,200     443,520
        Willis Group Holdings, Ltd.*(a)............. 14,200     407,114
                                                            -----------
                                                                       1,143,374
                                                            -----------
        Media - Broadcasting & Publishing - 2.3%
        Univision Communications, Inc. - Class A*(a)  7,700     188,650
        USA Interactive*(a).........................  9,200     210,864
                                                            -----------
                                                                         399,514
                                                            -----------
        Oil & Gas - 11.6%
        BJ Services Co.*............................ 11,400     368,334
        ENSCO International, Inc.(a)................ 11,000     323,950
        Kinder Morgan, Inc..........................  6,600     278,982
        Patterson-UTI Energy, Inc.*(a).............. 10,500     316,785
        Pioneer Natural Resources Co.*.............. 12,000     303,000
        Westport Resources Corp.*(a)................  5,900     122,720
        XTO Energy, Inc.(a)......................... 12,350     305,045
                                                            -----------
                                                                       2,018,816
                                                            -----------
        Pharmaceuticals - 10.1%
        AmerisourceBergen Corp......................  5,780     313,912
        Barr Laboratories, Inc.*(a).................  1,400      91,126
        Biovail Corp.*(a)...........................  8,600     227,126
        Cephalon, Inc.*(a)..........................    500      24,334
        Gilead Sciences, Inc.*(a)...................  1,900      64,600
        IDEC Pharmaceuticals Corp.*(a)..............  2,100      69,657
        King Pharmaceuticals, Inc.*.................  8,400     144,396
        MedImmune, Inc.*............................  5,035     136,801
        SICOR, Inc.*(a)............................. 17,500     277,375
        Teva Pharmaceutical Industries, Ltd. (ADR).. 10,600     409,266
                                                            -----------
                                                                       1,758,593
                                                            -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)



        ----------------------------------------------------------------
        Security                                               Value
        Description                                   Shares  (Note 2)
        ----------------------------------------------------------------

        Retailers - 8.2%
        Advance Auto Parts, Inc.*(a).................  3,500 $   171,150
        Dollar Tree Stores, Inc.*....................  9,200     226,044
        GameStop Corp. - Class A*(a)................. 23,100     226,380
        Hollywood Entertainment Corp.*............... 15,700     237,070
        Michaels Stores, Inc.*....................... 11,400     356,820
        MSC Industrial Direct Co., Inc. - Class A*(a) 12,200     216,550
                                                             -----------
                                                                       1,434,014
                                                             -----------
        Transportation - 1.2%
        Swift Transportation Co., Inc.*(a)........... 10,600     212,191
                                                             -----------
        Total Common Stocks (Cost $17,197,939)                16,670,598
                                                             -----------

      --------------------------------------------------------------------
      Security                                     Shares/Par    Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

       Short-Term Investments - 32.0% State Street Bank and Trust
      Co.,
        Repurchase Agreement, dated 12/31/02 at 0.05% to be repurchased at $982,003 on 01/02/03 collateralized by $750,000 USTB 7.25% due 08/15/22 with a value of
        $1,005,000................................ $  982,000 $   982,000
      State Street Navigator Securities Lending
        Prime Portfolio(b)........................  4,605,561   4,605,561
                                                              -----------
      Total Short-Term Investments
      (Cost $5,587,561)                                         5,587,561
                                                              -----------

      TOTAL INVESTMENTS - 127.4%
      (Cost $22,785,500)                                       22,258,159

      Other Assets and Liabilities (net) - (27.4%)             (4,786,383)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $17,471,776
                                                              ===========


Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)

         -------------------------------------------------------------
         Security                                          Value
         Description                          Shares      (Note 2)
         -------------------------------------------------------------

         Common Stocks - 96.1%
         Aerospace & Defense - 0.9%
         United Technologies Corp...........   174,500 $    10,808,530
                                                       ---------------
         Agricultural - 0.5%
         Monsanto Co........................   333,938       6,428,306
                                                       ---------------
         Airlines - 2.2%
         AMR Corp.*......................... 1,291,400       8,523,240
         Delta Air Lines, Inc...............   436,700       5,284,070
         Southwest Airlines Co..............   910,800      12,660,120
                                                       ---------------
                                                                      26,467,430
                                                       ---------------
         Apparel Retailers - 2.3%
         Gap, Inc.(a).......................   733,470      11,383,454
         Limited Brands..................... 1,196,365      16,665,365
                                                       ---------------
                                                                      28,048,819
                                                       ---------------
         Banking - 9.4%
         Bank of New York Co., Inc..........   456,175      10,929,953
         Bank One Corp......................   376,900      13,775,695
         FleetBoston Financial Corp.........   541,025      13,146,907
         J.P. Morgan Chase & Co.............   716,400      17,193,600
         MBNA Corp..........................   459,300       8,735,886
         U.S. Bancorp.......................   193,900       4,114,558
         Wachovia Corp......................   658,200      23,984,808
         Wells Fargo Co.....................   511,110      23,955,726
                                                       ---------------
                                                                     115,837,133
                                                       ---------------
         Beverages, Food & Tobacco - 3.0%
         Archer-Daniels-Midland Co..........   598,535       7,421,834
         Diageo Plc (ADR)...................    91,600       4,012,080
         Kellogg Co.........................   293,500      10,058,245
         PepsiCo, Inc.......................   363,700      15,355,414
                                                       ---------------
                                                                      36,847,573
                                                       ---------------
         Chemicals - 4.0%
         E.I. du Pont de Nemours & Co.......   372,400      15,789,760
         Potash Corporation of Saskatchewan,
           Inc..............................    71,625       4,554,634
         Praxair, Inc.......................   325,775      18,820,022
         Rohm & Haas Co.....................   288,115       9,357,975
                                                       ---------------
                                                                      48,522,391
                                                       ---------------
         Computer Software & Processing - 1.9%
         Adobe Systems, Inc.................   172,000       4,265,772
         BMC Software, Inc.*................   295,400       5,054,294
         Compuware Corp.*...................   375,935       1,804,488
         Peoplesoft, Inc.*..................   640,200      11,715,660
                                                       ---------------
                                                                      22,840,214
                                                       ---------------
         Computers & Information - 3.0%
         Apple Computer, Inc.*.............. 1,765,605      25,301,120
         EMC Corp.*......................... 1,911,535      11,736,825
                                                       ---------------
                                                                      37,037,945
                                                       ---------------

        ---------------------------------------------------------------
        Security                                            Value
        Description                            Shares      (Note 2)
        ---------------------------------------------------------------

        Cosmetics & Personal Care - 2.1%
        Estee Lauder Cos., Inc. - Class A(a).   281,600 $     7,434,240
        Gillette Co..........................   594,100      18,036,876
                                                        ---------------
                                                                      25,471,116
                                                        ---------------
        Electric Utilities - 3.4%
        Dominion Resources, Inc..............   218,200      11,979,180
        Duke Energy Corp.....................   253,800       4,959,252
        Progress Energy, Inc.................   448,700      19,451,145
        Public Service Enterprise Group, Inc.   165,800       5,322,180
                                                        ---------------
                                                                      41,711,757
                                                        ---------------
        Electrical Equipment - 0.4%
        Emerson Electric Co..................   106,100       5,395,185
                                                        ---------------
        Electronics - 3.3%
        Agilent Technologies, Inc.*..........   406,895       7,307,834
        General Motors Corp. - Class H*......         3              32
        Motorola, Inc........................ 1,955,055      16,911,226
        Teradyne, Inc.*......................   748,300       9,735,383
        Texas Instruments, Inc...............   408,900       6,137,589
                                                        ---------------
                                                                      40,092,064
                                                        ---------------
        Entertainment & Leisure - 2.9%
        Carnival Corp........................   345,900       8,630,205
        Walt Disney Co....................... 1,667,500      27,196,925
                                                        ---------------
                                                                      35,827,130
                                                        ---------------
        Environmental Controls - 1.0%
        Waste Management, Inc................   534,800      12,257,616
                                                        ---------------
        Financial Services - 6.9%
        Citigroup, Inc.......................   952,275      33,510,557
        Goldman Sachs Group, Inc.............    89,300       6,081,330
        Mellon Financial Corp................ 1,015,250      26,508,178
        Merrill Lynch & Co., Inc.............   475,255      18,035,927
                                                        ---------------
                                                                      84,135,992
                                                        ---------------
        Food Retailers - 0.2%
        Safeway, Inc.*.......................   130,100       3,039,136
                                                        ---------------
        Forest Products & Paper - 2.8%
        Bowater, Inc.........................   274,000      11,494,300
        International Paper Co...............   663,000      23,185,110
                                                        ---------------
                                                                      34,679,410
                                                        ---------------
        Health Care Products - 0.1%
        Baxter International, Inc............    53,800       1,506,400
                                                        ---------------
        Heavy Machinery - 6.1%
        Baker Hughes, Inc....................   602,605      19,397,855
        Caterpillar, Inc.....................   200,900       9,185,148
        Deere & Co...........................   739,000      33,883,150
        Eaton Corp...........................    17,400       1,359,114
        Parker-Hannifin Corp.(a).............   229,400      10,582,222
                                                        ---------------
                                                                      74,407,489
                                                        ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                          Value
          Description                          Shares      (Note 2)
          ------------------------------------------------------------

          Household Products - 0.5%
          Newell Rubbermaid, Inc.............   204,000 $    6,187,320
                                                        --------------
          Industrial - Diversified - 2.3%
          3M Co..............................    92,000     11,343,600
          Illinois Tool Works, Inc...........   268,900     17,440,854
                                                        --------------
                                                                      28,784,454
                                                        --------------
          Industrial Machinery - 0.7%
          Dover Corp.........................   296,200      8,637,192
                                                        --------------
          Insurance - 3.1%
          ACE, Ltd...........................   159,400      4,676,796
          American International Group, Inc..   486,000     28,115,100
          Travelers Property Casualty Corp. -
            Class A*.........................   324,313      4,751,185
                                                        --------------
                                                                      37,543,081
                                                        --------------
          Media - Broadcasting & Publishing - 6.3%
          Clear Channel Communications, Inc.*   405,800     15,132,282
          Comcast Corp. - Class A Special*...   596,900     13,483,971
          Gannett Co., Inc...................   176,500     12,672,700
          Tribune Co.........................   443,800     20,175,148
          Viacom, Inc. - Class B*............   394,400     16,075,744
                                                        --------------
                                                                      77,539,845
                                                        --------------
          Metals - 2.1%
          Alcoa, Inc......................... 1,043,725     23,776,055
          United States Steel Corp...........   114,800      1,506,176
                                                        --------------
                                                                      25,282,231
                                                        --------------
          Mining - 0.9%
          Newmont Mining Corp.(a)............   376,300     10,923,989
                                                        --------------
          Office Equipment - 2.0%
          Xerox Corp.(a)(b).................. 3,029,995     24,391,460
                                                        --------------
          Oil & Gas - 6.1%
          Exxon Mobil Corp................... 1,467,600     51,277,944
          Schlumberger, Ltd..................   444,400     18,704,796
          Total Fina Elf S.A. (ADR)..........    69,500      4,969,250
                                                        --------------
                                                                      74,951,990
                                                        --------------
          Pharmaceuticals - 4.9%
          Abbott Laboratories................    71,500      2,860,000
          Bristol-Myers Squibb Co............   311,600      7,213,540
          McKesson Corp......................   145,300      3,927,459
          Merck & Co., Inc...................   122,375      6,927,649
          Pharmacia Corp.....................    77,200      3,226,960
          Schering-Plough Corp............... 1,038,550     23,055,810
          Wyeth..............................   352,810     13,195,094
                                                        --------------
                                                                      60,406,512
                                                        --------------
          Retailers - 3.7%
          Big Lots, Inc.*....................    83,400      1,103,382
          RadioShack Corp.(a)................   109,370      2,049,594
          Staples, Inc.*.....................   786,740     14,397,342

    -----------------------------------------------------------------------
    Security                                    Shares/Par      Value
    Description                                   Amount       (Note 2)
    -----------------------------------------------------------------------

    Retailers - continued
    Target Corp................................     936,395 $   28,091,850
                                                            --------------
                                                                      45,642,168
                                                            --------------
    Telephone Systems - 3.3%
    BellSouth Corp.............................     312,100      8,074,027
    SBC Communications, Inc....................     316,100      8,569,471
    Verizon Communications, Inc................     623,900     24,176,125
                                                            --------------
                                                                      40,819,623
                                                            --------------
    Textiles, Clothing & Fabrics - 1.6%
    NIKE, Inc. - Class B.......................     445,400     19,806,938
                                                            --------------
    Transportation - 2.2%
    CSX Corp...................................     510,335     14,447,584
    Union Pacific Corp.........................     216,005     12,932,219
                                                            --------------
                                                                      27,379,803
                                                            --------------
    Total Common Stocks
    (Cost $1,327,540,045)                                    1,179,658,242
                                                            --------------

    Short-Term Investments - 8.2%
    State Street Bank and Trust Co.,
      Repurchase Agreement, dated 12/31/02 at 0.25% to be repurchased at
      $63,401,881 on 01/02/03 collateralized by $52,845,000 USTN 6.50% due
      02/15/10 with a value of
      $64,669,069.............................. $63,401,000     63,401,000
    State Street Navigator Securities Lending
      Prime Portfolio(c).......................  36,862,248     36,862,248
                                                            --------------
    Total Short-Term Investments
    (Cost $100,263,248)                                        100,263,248
                                                            --------------

    TOTAL INVESTMENTS - 104.3%
    (Cost $1,427,803,293)                                    1,279,921,490

    Other Assets and Liabilities (net) - (4.3%)                (52,376,944)
                                                            --------------

    TOTAL NET ASSETS - 100.0%                               $1,227,544,546
                                                            ==============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Fee for Hold Security. See Note 2(I) to the financial statements

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

USTN - United States Treasury Note

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                              Shares   (Note 2)
          ------------------------------------------------------------

          Common Stocks - 92.6%
          Aerospace & Defense - 2.0%
          General Dynamics Corp................... 12,680 $  1,006,412
                                                          ------------
          Airlines - 2.7%
          Ryanair Holdings Plc (ADR)*(a).......... 10,815      423,515
          Southwest Airlines Co................... 67,250      934,775
                                                          ------------
                                                                       1,358,290
                                                          ------------
          Automobiles - 2.8%
          Harley-Davidson, Inc.................... 30,415    1,405,173
                                                          ------------
          Banking - 3.1%
          Bank of New York Co., Inc............... 16,715      400,491
          Fifth Third Bancorp.....................  7,355      430,635
          Northern Trust Corp.....................  9,290      325,615
          TCF Financial Corp......................  8,725      381,195
                                                          ------------
                                                                       1,537,936
                                                          ------------
          Beverages, Food & Tobacco - 1.1%
          SYSCO Corp.............................. 17,570      523,410
                                                          ------------
          Commercial Services - 3.6%
          Iron Mountain, Inc.*(a).................  6,050      199,710
          Manpower, Inc.(a)....................... 20,980      669,262
          Stericycle, Inc.*(a).................... 10,970      355,198
          Weight Watchers Intl., Inc.*(a)......... 12,270      564,052
                                                          ------------
                                                                       1,788,222
                                                          ------------
          Communications - 1.3%
          Nokia Oyj (ADR)......................... 40,890      633,795
                                                          ------------
          Computer Software & Processing - 2.7%
          Check Point Software Technologies, Ltd.*  8,235      106,808
          Fiserv, Inc.*........................... 24,135      819,383
          Microsoft Corp.*........................  8,240      426,008
                                                          ------------
                                                                       1,352,199
                                                          ------------
          Computers & Information - 1.1%
          Yahoo!, Inc.*........................... 34,680      567,018
                                                          ------------
          Containers & Packaging - 2.5%
          Pactiv Corp.*........................... 56,370    1,232,248
                                                          ------------
          Cosmetics & Personal Care - 5.4%
          Avon Products, Inc...................... 26,865    1,447,218
          Colgate-Palmolive Co.................... 16,945      888,426
          Estee Lauder Cos., Inc - Class A(a)..... 12,130      320,232
                                                          ------------
                                                                       2,655,876
                                                          ------------
          Electrical Equipment - 1.4%
          General Electric Co..................... 28,710      699,088
                                                          ------------
          Electronics - 5.6%
          Celestica, Inc.*........................  6,975       98,347
          Maxim Integrated Products, Inc.......... 44,340    1,464,994
          NVIDIA Corp.*(a)........................ 46,175      531,474
          Texas Instruments, Inc.................. 46,875      703,594
                                                          ------------
                                                                       2,798,409
                                                          ------------

        ----------------------------------------------------------------
        Security                                               Value
        Description                                  Shares   (Note 2)
        ----------------------------------------------------------------

        Financial Services - 5.5%
        BISYS Group, Inc.*.......................... 12,515 $    198,989
        Citigroup, Inc.............................. 26,865      945,379
        Goldman Sachs Group, Inc.................... 14,765    1,005,497
        SLM Corp....................................  5,705      592,521
                                                            ------------
                                                                       2,742,386
                                                            ------------
        Food Retailers - 2.3%
        Whole Foods Market, Inc.*(a)................ 21,480    1,132,640
                                                            ------------
        Health Care Products - 7.1%
        Alcon, Inc.*................................ 22,390      883,285
        Guidant Corp.*..............................  8,960      276,416
        Medtronic, Inc.............................. 34,330    1,565,448
        STERIS Corp.*...............................  8,040      194,970
        Zimmer Holdings, Inc.*...................... 14,430      599,134
                                                            ------------
                                                                       3,519,253
                                                            ------------
        Health Care Providers & Services - 1.4%
        UnitedHealth Group, Inc.....................  8,180      683,030
                                                            ------------
        Heavy Machinery - 1.6%
        Applied Materials, Inc.*.................... 59,540      775,806
                                                            ------------
        Household Products - 0.2%
        Procter & Gamble Co.........................  1,420      122,035
                                                            ------------
        Industrial - Diversified - 1.3%
        3M Co.......................................  5,085      626,981
                                                            ------------
        Insurance - 4.6%
        AFLAC, Inc.................................. 24,220      729,506
        Berkshire Hathaway, Inc. - Class A*.........      9      654,750
        MGIC Investment Corp........................ 21,315      880,310
                                                            ------------
                                                                       2,264,566
                                                            ------------
        Lodging - 4.5%
        Fairmont Hotels Resorts, Inc................ 14,245      335,470
        Four Seasons Hotels, Inc.(a)................ 21,400      604,550
        MGM Mirage, Inc.*(a)........................ 24,655      812,875
        Starwood Hotels & Resorts Worldwide, Inc.(a) 19,820      470,527
                                                            ------------
                                                                       2,223,422
                                                            ------------
        Media - Broadcasting & Publishing - 7.1%
        AOL Time Warner, Inc.*...................... 49,595      649,695
        Clear Channel Communications, Inc.*......... 18,240      680,170
        Comcast Corp. - Class A Special*............ 30,650      692,383
        New York Times Co. - Class A................ 19,345      884,647
        USA Interactive*(a)......................... 16,115      369,356
        Viacom, Inc. - Class B*.....................  6,115      249,247
                                                            ------------
                                                                       3,525,498
                                                            ------------
        Oil & Gas - 4.6%
        Anadarko Petroleum Corp..................... 13,950      668,205
        Encana Corp................................. 31,550      974,241
        Total Fina Elf S.A. (ADR)...................  9,100      650,650
                                                            ------------
                                                                       2,293,096
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                                Value
       Description                                   Shares   (Note 2)
       -----------------------------------------------------------------

       Pharmaceuticals - 8.3%
       Amgen, Inc.*................................. 20,355 $    983,961
       Cardinal Health, Inc......................... 12,740      754,081
       Genentech, Inc.*............................. 16,590      550,124
       Pfizer, Inc.................................. 39,000    1,192,230
       Teva Pharmaceutical Industries, Ltd. (ADR)(a) 15,705      606,370
                                                            ------------
                                                                       4,086,766
                                                            ------------
       Retailers - 2.3%
       Blockbuster, Inc. - Class A.................. 22,040      269,990
       Costco Wholesale Corp.*...................... 15,340      430,441
       Kohl's Corp.*................................    275       15,386
       Walgreen Co.................................. 13,700      399,903
                                                            ------------
                                                                       1,115,720
                                                            ------------
       Semiconductors - 0.3%
       Marvell Technology Group, Ltd.*..............  6,580      124,099
                                                            ------------
       Telephone Systems - 1.1%
       Vodafone Group Plc (ADR)..................... 30,685      556,012
                                                            ------------
       Transportation - 3.0%
       C.H. Robinson Worldwide, Inc................. 22,180      692,016
       United Parcel Service, Inc. - Class B(a)..... 12,795      807,109
                                                            ------------
                                                                       1,499,125
                                                            ------------
       U.S. Government Agency - 2.1%
       Federal National Mortgage Association........ 16,145    1,038,608
                                                            ------------
       Total Common Stocks (Cost $48,014,790)                 45,887,119
                                                            ------------

      --------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 21.7%
      Federal Home Loan Mortgage Discount Note,
        0.750%, due 01/02/03..................... $5,200,000 $  5,199,892
      General Electric Capital Corp., 1.250%, due
        01/02/03^................................  1,600,000    1,599,944
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  3,947,286    3,947,286
                                                             ------------
      Total Short-Term Investments
      (Cost $10,747,122)                                       10,747,122
                                                             ------------

      TOTAL INVESTMENTS - 114.3%
      (Cost $58,761,912)                                       56,634,241

      Other Assets and Liabilities - (net)(14.3%)              (7,081,218)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $ 49,553,023
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

^ Variable or floating rate security. The stated rate represents the rate at December 31, 2002.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                              Shares    (Note 2)
         -------------------------------------------------------------

         Common Stocks - 85.8%
         Aerospace & Defense - 0.6%
         Alliant Techsystems, Inc.*..............   7,500 $    467,625
                                                          ------------
         Apparel Retailers - 2.7%
         Abercrombie & Fitch Co. - Class A*......   9,890      202,349
         Nordstrom, Inc..........................  23,400      443,898
         Talbots, Inc............................  38,550    1,061,282
         TJX Companies, Inc......................  24,800      484,096
                                                          ------------
                                                                       2,191,625
                                                          ------------
         Automobiles - 0.1%
         Harley-Davidson, Inc....................   1,980       91,476
                                                          ------------
         Banking - 2.5%
         First Tennessee National Corp...........  11,830      425,170
         New York Community Bancorp, Inc.........  33,280      961,126
         TCF Financial Corp......................  14,000      611,660
                                                          ------------
                                                                       1,997,956
                                                          ------------
         Beverages, Food & Tobacco - 1.0%
         Hershey Foods Corp......................  11,500      775,560
                                                          ------------
         Biotechnology - 1.6%
         Cytyc Corp.*............................ 128,390    1,309,578
                                                          ------------
         Commercial Services - 3.8%
         Apollo Group, Inc. - Class A*...........  10,500      462,000
         ChoicePoint, Inc.*......................  19,800      781,902
         Expedia, Inc. - Class A*................   8,100      542,135
         Manpower, Inc...........................  15,800      504,020
         Weight Watchers Intl., Inc.*(a).........  16,500      758,505
                                                          ------------
                                                                       3,048,562
                                                          ------------
         Communications - 4.3%
         Advanced Fibre Communications, Inc.*....  34,260      571,457
         American Tower Corp. - Class A*(a)...... 124,460      439,344
         Comverse Technology, Inc.*..............  37,710      377,854
         Crown Castle International Corp.*....... 153,980      577,425
         EchoStar Communications Corp. - Class A*  69,070    1,537,498
                                                          ------------
                                                                       3,503,578
                                                          ------------
         Computer Software & Processing - 9.2%
         BEA Systems, Inc.*......................  75,230      862,888
         Cadence Design Systems, Inc.*...........  15,700      185,103
         DST Systems, Inc.*......................   6,900      245,295
         Intuit, Inc.*...........................  19,490      914,471
         Mercury Interactive Corp.*(a)...........  27,840      825,456
         Network Associates, Inc.*...............  30,700      493,963
         Peoplesoft, Inc.*.......................  67,330    1,232,139
         Sungard Data Systems, Inc.*.............  54,200    1,276,952
         Symantec Corp.*.........................   5,510      223,210
         VERITAS Software Corp.*.................  73,290    1,144,790
                                                          ------------
                                                                       7,404,267
                                                          ------------
         Computers & Information - 0.6%
         Yahoo!, Inc.*...........................  28,600      467,610
                                                          ------------

        ----------------------------------------------------------------
        Security                                               Value
        Description                                  Shares   (Note 2)
        ----------------------------------------------------------------

        Electronics - 6.6%
        Analog Devices, Inc.*....................... 48,630 $  1,160,798
        KLA-Tencor Corp.*(a)........................ 15,300      541,161
        Linear Technology Corp......................  7,870      202,416
        Maxim Integrated Products, Inc.............. 22,110      730,515
        Microchip Technology, Inc................... 45,370    1,109,297
        Novellus Systems, Inc.*..................... 34,250      961,740
        QLogic Corp.*(a)............................ 13,140      453,461
        RF Micro Devices, Inc.*..................... 25,400      186,182
                                                            ------------
                                                                       5,345,570
                                                            ------------

        Entertainment & Leisure - 0.5%
        Mattel, Inc................................. 19,500      373,425
                                                            ------------
        Financial Services - 2.4%
        BISYS Group, Inc.*.......................... 53,690      853,671
        Investors Financial Services Corp........... 25,040      685,845
        Lehman Brothers Holdings, Inc...............  6,900      367,701
                                                            ------------
                                                                       1,907,217
                                                            ------------
        Food Retailers - 0.3%
        Starbucks Corp.*............................ 13,200      269,016
                                                            ------------
        Forest Products & Paper - 0.4%
        Smurfit-Stone Container Corp.*.............. 20,200      310,898
                                                            ------------
        Health Care Products - 8.0%
        Applera Corp. - Applied Biosystems Group.... 17,760      311,510
        DENTSPLY International, Inc................. 25,800      959,760
        Guidant Corp.*.............................. 41,200    1,271,020
        Lincare Holdings, Inc.*..................... 27,750      877,455
        Millipore Corp.(a).......................... 29,600    1,006,400
        Stryker Corp................................ 11,950      802,084
        Varian Medical Systems, Inc.*...............  8,500      421,600
        Waters Corp.*............................... 35,380      770,577
                                                            ------------
                                                                       6,420,406
                                                            ------------
        Health Care Providers & Services - 3.4%
        Caremark Rx, Inc.*.......................... 88,230    1,433,737
        First Health Group Corp.*................... 19,500      474,825
        Health Management Associates, Inc. - Class A 26,400      472,560
        LifePoint Hospitals, Inc.*.................. 12,900      386,110
                                                            ------------
                                                                       2,767,232
                                                            ------------
        Heavy Machinery - 1.4%
        Cooper Cameron Corp.*....................... 13,180      656,628
        Rockwell Automation, Inc.................... 23,900      494,969
                                                            ------------
                                                                       1,151,597
                                                            ------------
        Industrial - Diversified - 0.6%
        ITT Industries, Inc.........................  8,300      503,727
                                                            ------------
        Insurance - 3.1%
        ACE, Ltd.................................... 24,230      710,908
        Arthur J. Gallagher & Co.................... 33,940      997,157
        SAFECO Corp................................. 13,880      481,220

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


    -----------------------------------------------------------------------
    Security                                                      Value
    Description                                         Shares   (Note 2)
    -----------------------------------------------------------------------

    Insurance - continued
    Willis Group Holdings, Ltd.*(a).................... 11,750 $    336,872
                                                               ------------
                                                                       2,526,157
                                                               ------------
    Lodging - 1.6%
    Hilton Hotels Corp................................. 42,710      542,844
    Starwood Hotels & Resorts Worldwide, Inc. - Class B 31,370      744,724
                                                               ------------
                                                                       1,287,568
                                                               ------------
    Media - Broadcasting & Publishing - 11.0%
    E.W. Scripps Co. - Class A......................... 10,470      805,666
    Entercom Communications Corp.*.....................  9,860      462,631
    Hearst-Argyle Television, Inc.*.................... 28,840      695,332
    Lin TV Corp. - Class A*(a).........................  6,650      161,928
    Macrovision Corp.*................................. 13,720      220,069
    McGraw-Hill Companies, Inc......................... 26,580    1,606,495
    Meredith Corp...................................... 12,370      508,531
    New York Times Co. - Class A....................... 15,600      713,388
    Scholastic Corp.*..................................  7,500      269,625
    Tribune Co......................................... 21,800      991,028
    Univision Communications, Inc. - Class A*(a)....... 39,040      956,480
    USA Interactive*................................... 26,000      595,920
    Westwood One, Inc.*................................ 23,560      880,202
                                                               ------------
                                                                       8,867,295
                                                               ------------
    Oil & Gas - 1.2%
    BJ Services Co.*................................... 18,660      602,905
    Noble Corp.*....................................... 11,640      409,146
                                                               ------------
                                                                       1,012,051
                                                               ------------
    Pharmaceuticals - 10.1%
    Biogen, Inc.*...................................... 22,270      892,136
    Celgene Corp.*..................................... 17,180      368,855
    Genzyme Corp.*..................................... 41,010    1,212,666
    IDEC Pharmaceuticals Corp.*(a).....................  4,470      148,270
    IMS Health, Inc.................................... 34,610      553,760
    Invitrogen Corp.*.................................. 24,430      764,415
    Medimmune, Inc.*................................... 46,080    1,251,993
    Mylan Laboratories, Inc............................ 39,650    1,383,785
    Shire Pharmaceuticals Group Plc (ADR)*............. 35,140      663,794
    Teva Pharmaceutical Industries, Ltd. (ADR)......... 22,780      879,536
                                                               ------------
                                                                       8,119,210
                                                               ------------
    Restaurants - 2.3%
    Brinker International, Inc.*(a).................... 20,620      664,995
    Outback Steakhouse, Inc............................ 34,440    1,186,114
                                                               ------------
                                                                       1,851,109
                                                               ------------
    Retailers - 5.6%
    Blockbuster, Inc. - Class A........................ 15,690      192,203
    CDW Computer Centers, Inc.*........................  2,800      122,780

     ---------------------------------------------------------------------
     Security                                     Shares/Par     Value
     Description                                    Amount      (Note 2)
     ---------------------------------------------------------------------

     Retailers - continued
     Cost Plus, Inc.*(a).........................       6,630 $   190,082
     Dollar Tree Stores, Inc.*...................      23,320     572,972
     Family Dollar Stores, Inc...................      32,600   1,017,446
     Linens 'n Things, Inc.*.....................      11,400     257,640
     Office Depot, Inc.*.........................      35,450     523,242
     PETsMART, Inc.*.............................      36,260     621,134
     Tiffany & Co................................      35,600     851,196
     Williams-Sonoma, Inc.*......................       7,600     206,340
                                                              -----------
                                                                       4,555,035
                                                              -----------
     Semiconductors - 0.1%
     ASML Holding N.V.*..........................      11,600      96,976
                                                              -----------
     Transportation - 0.8%
     Expeditors International of Washington, Inc.      13,000     424,450
     Swift Transportation Co., Inc.*.............      10,600     212,191
                                                              -----------
                                                                         636,641
                                                              -----------
     Total Common Stocks (Cost $69,761,064)                    69,258,967
                                                              -----------

     Short-Term Investments - 18.1%
     State Street Bank and Trust Co.,
       Repurchase Agreement, dated 12/31/02 at 0.25% to be repurchased at
       $10,978,152 on 01/02/03 collateralized by $6,540,000 USTB 11.25% due
       02/15/15 with a value of
       $11,199,750............................... $10,978,000 10,978,000 State
     Street Navigator Securities Lending
       Prime Portfolio(b)........................   3,612,841   3,612,841
                                                              -----------
     Total Short-Term Investments
     (Cost $14,590,841)                                        14,590,841
                                                              -----------

     TOTAL INVESTMENTS - 103.9%
     (Cost $84,351,905)                                        83,849,808

     Other Assets and Liabilities - (net)(3.9%)                (3,171,472)
                                                              -----------

     TOTAL NET ASSETS - 100.0%                                $80,678,336
                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                                 Value
       Description                                  Shares     (Note 2)
       ------------------------------------------------------------------

       Common and Preferred Stocks - 91.4%
       Australia - 2.4%
       Australia & New Zealand Banking Group,
         Ltd......................................    64,470 $    629,467
       John Fairfax Holdings, Ltd.................    99,900      181,024
       News Corporation, Ltd......................    73,826      476,943
       TABCORP Holdings, Ltd......................   100,060      599,688
                                                             ------------
                                                                       1,887,122
                                                             ------------
       Austria - 0.2%
       Erste Bank der Oesterreichischen Sparkassen
         AG.......................................     2,720      182,985
                                                             ------------
       Belgium - 0.8%
       Fortis.....................................    34,830      608,527
                                                             ------------
       Canada - 2.1%
       Bank of Nova Scotia........................     8,910      297,019
       Encana Corp.(a)............................    44,280    1,367,334
       Toronto-Dominion Bank......................         5          108
                                                             ------------
                                                                       1,664,461
                                                             ------------
       Cayman Islands - 0.5%
       TCL International Holdings, Ltd.(a)........ 1,181,300      363,544
                                                             ------------
       China - 0.8%
       China Oilfield Services, Ltd.*.............   936,000      228,043
       Huaneng Power International, Inc. -
         Series H.................................   534,000      427,964
                                                             ------------
                                                                         656,007
                                                             ------------
       Denmark - 1.3%
       Danske Bank A/S............................    59,400      981,035
                                                             ------------
       France - 9.2%
       Aventis S.A................................    35,220    1,913,243
       BNP Paribas S.A............................    11,790      480,101
       Carrefour S.A..............................     7,190      319,929
       Generale de Sante*.........................    28,659      329,099
       Sanofi-Synthelabo S.A.(a)..................    29,940    1,828,937
       Schneider Electric S.A.....................    11,844      560,054
       Societe Television Francaise 1(a)..........     8,106      216,429
       Total Fina Elf S.A.........................    10,760    1,535,753
                                                             ------------
                                                                       7,183,545
                                                             ------------
       Germany - 4.4%
       Bayerische Motoren Werke (BMW) AG..........    28,180      854,654
       Celanese AG................................    18,600      409,622
       Fresenius Medical Care AG - Preferred......    26,590      798,903
       Linde AG...................................    15,960      585,803
       Porsche AG - Preferred(a)..................     1,455      604,240
       Schering AG................................     4,820      209,519
                                                             ------------
                                                                       3,462,741
                                                             ------------
       Hong Kong - 0.9%
       Denway Motors, Ltd......................... 1,248,000      424,079

       -----------------------------------------------------------------
       Security                                                Value
       Description                                  Shares    (Note 2)
       -----------------------------------------------------------------

       Hong Kong - continued
       SmarTone Telecommunications Holding, Ltd.... 261,000 $    291,169
                                                            ------------
                                                                         715,248
                                                            ------------
       Ireland - 1.6%
       Bank of Ireland.............................  88,950      913,229
       Irish Life & Permanent Plc..................  31,560      340,899
                                                            ------------
                                                                       1,254,128
                                                            ------------
       Japan - 17.5%
       Brother Industries, Ltd..................... 205,000    1,299,807
       Canon, Inc.(a)..............................  26,000      978,612
       Credit Saison Co., Ltd......................  46,800      797,996
       FANUC, Ltd..................................  16,300      720,571
       Fast Retailing Co., Ltd.....................  19,400      682,823
       Honda Motor Co., Ltd........................  32,400    1,197,676
       Namco, Ltd..................................  30,000      502,189
       Nippon Electric Glass Co., Ltd.(a)..........  54,000      543,365
       Nissan Motor Co., Ltd....................... 187,800    1,464,321
       Shiseido Co., Ltd...........................  96,000    1,247,289
       Sompo Japan Insurance, Inc.................. 104,000      606,871
       Stanley Electric Co., Ltd...................  67,000      747,516
       Tokyo Gas Co., Ltd.......................... 588,000    1,841,832
       Uni-Charm Corp..............................  26,000    1,031,155
                                                            ------------
                                                                      13,662,023
                                                            ------------
       Mexico - 0.7%
       America Movil S.A. de C.V.(ADR).............  12,230      175,623
       Coca Cola Femsa, S. A de C.V.(ADR)(a).......  20,000      358,000
                                                            ------------
                                                                         533,623
                                                            ------------
       Netherlands - 7.0%
       Akzo Nobel N.V..............................  25,670      813,795
       Fugro N.V...................................  10,587      478,855
       Koninklijke (Royal) KPN N.V.*............... 183,830    1,195,251
       Koninklijke (Royal) Philips Electronics N.V.  36,610      641,161
       Unilever N.V................................  26,560    1,630,820
       VNU N.V.....................................  27,918      727,548
                                                            ------------
                                                                       5,487,430
                                                            ------------
       New Zealand - 1.1%
       Telecom Corp. of New Zealand(a)............. 364,180      863,884
                                                            ------------
       Norway - 0.4%
       Tandberg ASA*(a)............................  48,440      279,398
                                                            ------------
       Singapore - 1.2%
       United Overseas Bank, Ltd................... 141,000      959,156
                                                            ------------
       South Korea - 0.5%
       Korea Tobacco & Ginseng Corp.(144A)
         (GDR)(c)..................................  63,840      408,576
                                                            ------------
       Spain - 2.4%
       Iberdrola S.A.(a)...........................  48,900      684,607
       Telefonica S.A.*............................ 130,112    1,163,904
                                                            ------------
                                                                       1,848,511
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


           ------------------------------------------------------------
           Security                                        Value
           Description                          Shares    (Note 2)
           ------------------------------------------------------------

           Sweden - 1.9%
           Alfa Laval*.........................  50,510 $    406,683
           Capio AB*...........................  51,550      409,127
           Hennes & Mauritz AB (H&M) - B Shares  33,800      653,140
                                                        ------------
                                                                       1,468,950
                                                        ------------
           Switzerland - 9.6%
           Converium Holdings AG*..............  23,020    1,115,133
           Givaudan S.A........................     830      372,063
           Jomed N.V.*(a)......................  29,280      259,330
           Lonza Group AG......................   3,380      205,278
           Novartis AG.........................  65,000    2,370,942
           Syngenta AG.........................  25,000    1,446,931
           Synthes-Stratec, Inc................     955      585,525
           UBS AG*.............................  24,528    1,191,730
                                                        ------------
                                                                       7,546,932
                                                        ------------
           United Kingdom - 24.5%
           AstraZeneca Plc.....................  21,910      782,864
           BHP Billiton Plc.................... 177,540      947,978
           BP Plc (ADR)........................  77,800    3,162,570
           British Sky Broadcasting Group Plc*.  65,030      668,814
           BT Group Plc........................ 206,890      649,330
           CGNU Plc............................  87,330      622,670
           Diageo Plc.......................... 164,783    1,790,223
           Intertek Testing Services Plc*......  89,050      577,604
           Johnston Press Plc.................. 117,390      693,407
           Lloyds TSB Group Plc................ 109,420      785,457
           Lonmin Plc..........................  27,860      388,320
           Marks & Spencer Group Plc...........  50,170      254,358
           National Grid Group Plc.............  90,270      663,247
           Next Plc............................  39,560      468,943
           Reckitt Benckiser Plc...............  37,910      735,245
           Reed Elsevier Plc................... 176,390    1,510,346
           Rio Tinto Plc.......................  47,440      946,798
           Royal Bank of Scotland Group Plc.... 118,125    2,829,018
           Standard Chartered Plc..............  63,705      723,884
                                                        ------------
                                                                      19,201,076
                                                        ------------

           United States - 0.4%
           Manpower, Inc.(a)...................  10,280      327,932
                                                        ------------
           Total Common and Preferred Stocks
           (Cost $72,139,195)                             71,546,834
                                                        ------------

      -------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      -------------------------------------------------------------------
       Short-Term Investments - 14.9% State Street Bank and Trust
      Co.,
        Repurchase Agreement, dated 12/31/02 at 0.25% to be repurchased at $6,295,087 on 01/02/03 collateralized by $5,845,000 USTN 4.75% due
        11/15/08 with a value of
        $6,422,194............................... $6,295,000 $ 6,295,000 State
      Street Navigator Securities Lending
        Prime Portfolio(b).......................  5,365,796   5,365,796
                                                             -----------
      Total Short-Term Investments
      (Cost $11,660,796)                                      11,660,796
                                                             -----------

      TOTAL INVESTMENTS - 106.3%
      (Cost $83,799,991)                                      83,207,630

      Other Assets and Liabilities (net) - (6.3%)             (4,939,435)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $78,268,195
                                                             ===========


Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

(c) Securities that may be resold to "qualified instituitonal buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

USTN - United States Treasury Note

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


Summary of Total Foreign Securities by Industry Classification 12/31/2002
-------------------------------------------------------------------------------------------
                                                                          Value  Percent of
Industry                                                                  (000)  Net Assets
-------------------------------------------------------------------------------------------
Apparel Retailers                                                        $ 1,805     2.3%
Automotive                                                                 4,545     5.8%
Banking                                                                    7,248     9.3%
Beverages, Food & Tobacco                                                  4,188     5.4%
Chemicals                                                                  3,248     4.1%
Commercial Services                                                        1,970     2.5%
Communications                                                               929     1.2%
Communication Services                                                       176     0.2%
Cosmetics & Personal Care                                                  2,278     2.9%
Electric Utilities                                                         1,776     2.3%
Electrical Equipment                                                       3,691     4.7%
Electronics                                                                1,184     1.5%
Entertainment & Leisure                                                    1,102     1.4%
Financial Services                                                         4,473     5.7%
Food Retailers                                                               320     0.4%
Healthcare Products                                                        1,644     2.1%
Healthcare Providers                                                         738     0.9%
Household Products                                                           735     0.9%
Insurance                                                                  2,345     3.0%
Manufacturing                                                                407     0.5%
Media-Broadcasting & Publishing                                            4,475     5.7%
Metals & Mining                                                            2,283     2.9%
Office Equipment                                                             979     1.3%
Oil & Gas                                                                  8,135    10.5%
Pharmaceuticals                                                            7,105     9.1%
Retailers                                                                    254     0.3%
Telephone Systems                                                          3,514     4.5%
                                                                         -------    ----
                                                                         $71,547    91.4%
                                                                         =======    ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                              Shares    (Note 2)
         -------------------------------------------------------------

         Common Stocks - 88.7%
         Advertising - 0.9%
         Omnicom Group, Inc......................  18,010 $  1,163,446
                                                          ------------
         Aerospace & Defense - 1.6%
         Boeing Co...............................   8,010      264,250
         Honeywell International, Inc............  38,970      935,280
         Northrop Grumman Corp...................   7,890      765,330
                                                          ------------
                                                                       1,964,860
                                                          ------------
         Apparel Retailers - 1.0%
         Gap, Inc................................  50,970      791,054
         Gymboree Corp.*.........................  17,000      269,620
         Limited Brands..........................  10,000      139,300
                                                          ------------
                                                                       1,199,974
                                                          ------------
         Automobiles - 0.6%
         Harley-Davidson, Inc....................  16,090      743,358
                                                          ------------
         Automotive - 0.1%
         AutoNation, Inc.*.......................   6,500       81,640
                                                          ------------
         Banking - 2.9%
         Bank of America Corp....................  17,200    1,196,604
         Bank One Corp...........................  48,390    1,768,654
         J.P. Morgan Chase & Co..................  24,190      580,560
                                                          ------------
                                                                       3,545,818
                                                          ------------
         Beverages, Food & Tobacco - 5.7%
         Anheuser-Busch Co., Inc.................  53,720    2,600,048
         Dean Foods Co.*.........................  25,440      943,824
         General Mills, Inc......................  21,100      990,645
         PepsiCo, Inc............................  48,050    2,028,671
         SYSCO Corp..............................  14,770      439,998
                                                          ------------
                                                                       7,003,186
                                                          ------------
         Chemicals - 2.2%
         Air Products & Chemicals, Inc...........  13,900      594,225
         International Flavors & Fragrances, Inc.  27,900      979,290
         Praxair, Inc............................  19,000    1,097,630
                                                          ------------
                                                                       2,671,145
                                                          ------------
         Commercial Services - 1.2%
         Covance, Inc.*..........................  25,110      617,455
         Kinder Morgan Management LLC............  16,074      507,778
         Overture Services, Inc.*(a).............  11,500      314,065
                                                          ------------
                                                                       1,439,298
                                                          ------------
         Communications - 3.4%
         Cisco Systems, Inc.*....................  88,750    1,162,625
         Lucent Technologies, Inc.(a)............ 106,410      134,077
         Nokia Oyj (ADR)......................... 152,935    2,370,492
         QUALCOMM, Inc.*.........................  13,430      488,718
                                                          ------------
                                                                       4,155,912
                                                          ------------
         Computer Software & Processing - 7.2%
         Automatic Data Processing, Inc..........  13,900      545,575
         Cadence Design Systems, Inc.*...........  40,040      472,071

             -------------------------------------------------------
             Security                                      Value
             Description                       Shares     (Note 2)
             -------------------------------------------------------

             Computer Software & Processing - continued
             Electronic Arts, Inc.*(a)........  20,240  $  1,007,345
             First Data Corp..................  12,660       448,291
             Microsoft Corp.*................. 102,460     5,297,182
             Peoplesoft, Inc.*................  26,090       477,447
             Reynolds & Reynolds Co - Class A.   2,300        58,581
             SAP AG (ADR)(a)..................  18,800       366,600
             WebEx Communications, Inc.*(a)...  16,000       240,000
                                                        ------------
                                                                       8,913,092
                                                        ------------
             Computers & Information - 0.8%
             Dell Computer Corp.*.............  38,000     1,016,120
                                                        ------------
             Cosmetics & Personal Care - 0.4%
             Avon Products, Inc...............   3,800       204,706
             Estee Lauder Cos., Inc - Class A.   9,760       257,664
                                                        ------------
                                                                         462,370
                                                        ------------
             Electric Utilities - 0.6%
             Duke Energy Corp.................  40,650       794,301
                                                        ------------
             Electronics - 4.5%
             Analog Devices, Inc.*............  11,680       278,802
             Cypress Semiconductor Corp.*.....  53,320       304,990
             Flextronics International, Ltd.*.  48,680       398,689
             Intel Corp.......................  93,400     1,454,238
             International Rectifier Corp.*...  23,800       439,348
             Micron Technology, Inc.*.........  50,790       494,695
             National Semiconductor Corp.*....  26,660       400,167
             RF Micro Devices, Inc.*(a).......  44,660       327,358
             Sanmina - SCI Corp. *............  97,060       435,799
             Texas Instruments, Inc...........  25,720       386,057
             Vishay Intertechnology, Inc.*....  47,270       528,479
             Vitesse Semiconductor Corp.*.....  62,700       136,999
                                                        ------------
                                                                       5,585,621
                                                        ------------
             Entertainment & Leisure - 3.2%
             Carnival Corp....................  74,820     1,866,759
             Mattel, Inc......................  32,200       616,630
             Royal Caribbean Cruises, Ltd.....  84,040     1,403,468
                                                        ------------
                                                                       3,886,857
                                                        ------------
             Environmental Controls - 1.0%
             Waste Management, Inc............  54,270     1,243,868
                                                        ------------
             Financial Services - 7.1%
             American Express Co..............  34,200     1,208,970
             Charles Schwab Corp..............  66,620       722,827
             Citigroup, Inc...................  82,530     2,904,231
             Countrywide Financial Corp.......  17,600       909,040
             Goldman Sachs Group, Inc.........   8,700       592,470
             Merrill Lynch & Co., Inc.........  18,700       709,665
             Morgan Stanley...................  41,000     1,636,720
                                                        ------------
                                                                       8,683,923
                                                        ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                                Value
       Description                                  Shares    (Note 2)
       -----------------------------------------------------------------

       Food Retailers - 0.6%
       Kroger Co.*.................................   7,640 $    118,038
       Safeway, Inc.*..............................  25,520      596,147
                                                            ------------
                                                                         714,185
                                                            ------------
       Forest Products & Paper - 0.6%
       International Paper Co......................  20,140      704,296
                                                            ------------
       Health Care Products - 1.8%
       Applera Corp - Applied Biosystems Group.....  35,620      624,775
       Medtronic, Inc..............................  16,390      747,384
       Millipore Corp..............................   6,830      232,220
       Quest Diagnostics, Inc.*....................   3,900      221,910
       St. Jude Medical, Inc.*.....................   7,500      297,900
       STERIS Corp.*...............................   6,200      150,350
                                                            ------------
                                                                       2,274,539
                                                            ------------
       Health Care Providers & Services - 1.0%
       Anthem, Inc.*(a)............................   9,000      566,100
       Apria Healthcare Group, Inc.*...............   6,200      137,888
       Caremark Rx, Inc.*..........................  19,000      308,750
       Humana, Inc.*...............................  18,100      181,000
                                                            ------------
                                                                       1,193,738
                                                            ------------
       Heavy Machinery - 0.6%
       Ingersoll-Rand Co. - Class A................  18,600      800,916
                                                            ------------
       Home Construction, Furnishings & Appliances - 0.6%
       Centex Corp.................................   2,600      130,520
       Ethan Allen Interiors, Inc.(a)..............  16,050      551,638
       Winnebago Industries, Inc.(a)...............   1,300       50,999
                                                            ------------
                                                                         733,157
                                                            ------------
       Industrial - Diversified - 0.4%
       Tyco International, Ltd.....................  26,048      444,900
                                                            ------------
       Industrial Machinery - 0.2%
       Dover Corp..................................   9,200      268,272
                                                            ------------
       Insurance - 2.3%
       American International Group, Inc...........  29,280    1,693,848
       Everest Reinsurance Group, Ltd..............   4,840      267,652
       St. Paul Companies, Inc.....................   9,900      337,095
       XL Capital, Ltd. - Class A..................   6,740      520,665
                                                            ------------
                                                                       2,819,260
                                                            ------------
       Lodging - 0.4%
       Mandalay Resort Group*......................  11,400      348,954
       Starwood Hotels & Resorts Worldwide, Inc.(a)   7,900      187,546
                                                            ------------
                                                                         536,500
                                                            ------------
       Media - Broadcasting & Publishing - 16.2%
       AOL Time Warner, Inc.*...................... 205,260    2,688,906
       Cablevision Systems New York Group -
         Class A*(a)...............................  26,880      449,971
       Clear Channel Communications, Inc.*.........  46,920    1,749,647
       Comcast Corp. - Class A Special*............ 168,930    3,816,129
       Fox Entertainment Group, Inc. - Class A*....  21,080      546,604

        ---------------------------------------------------------------
        Security                                              Value
        Description                                Shares    (Note 2)
        ---------------------------------------------------------------

        Media - Broadcasting & Publishing - continued
        Gannett Co., Inc..........................   6,000 $    430,800
        Gray Television, Inc......................   4,100       39,975
        Hispanic Broadcasting Corp.*..............  21,705      446,038
        McGraw-Hill Companies, Inc................  37,080    2,241,115
        New York Times Co. - Class A..............  20,100      919,173
        News Corp., Ltd. (ADR)(a).................  57,790    1,516,988
        Univision Communications, Inc. -
          Class A*(a).............................  17,970      440,265
        ValueVision Media, Inc. - Class A *.......   4,400       65,912
        Viacom, Inc. - Class B*................... 111,520    4,545,555
                                                           ------------
                                                                      19,897,078
                                                           ------------
        Oil & Gas - 6.9%
        Amerada Hess Corp.........................  18,570    1,022,279
        BJ Services Co.*..........................  26,090      842,968
        BP Plc (ADR)..............................   7,800      317,070
        El Paso Corp..............................  42,950      298,932
        Encana Corp...............................  26,200      809,037
        Exxon Mobil Corp..........................  63,180    2,207,509
        Halliburton Co............................  12,830      240,049
        Noble Corp.*..............................  11,470      403,171
        Rowan Companies, Inc......................  14,360      325,972
        Total Fina Elf S.A. (ADR).................  25,860    1,848,990
        Varco International, Inc.*................  13,420      233,508
                                                           ------------
                                                                       8,549,485
                                                           ------------
        Pharmaceuticals - 4.9%
        Abbott Laboratories.......................  17,900      716,000
        Amgen, Inc.*..............................  25,300    1,223,002
        IDEC Pharmaceuticals Corp.*(a)............  13,740      455,756
        McKesson Corp.............................  10,620      287,059
        MedImmune, Inc.*..........................   2,000       54,340
        Perrigo Co.*..............................  31,910      387,706
        Pfizer, Inc...............................  77,270    2,362,144
        Serono SA (ADR)...........................  29,920      405,715
        Teva Pharmaceutical Industries, Ltd. (ADR)   4,900      189,189
                                                           ------------
                                                                       6,080,911
                                                           ------------
        Real Estate - 0.4%
        Host Marriott Corp. (REIT)................  63,040      557,904
                                                           ------------
        Restaurants - 0.7%
        Brinker International, Inc.*..............  26,000      838,500
                                                           ------------
        Retailers - 2.9%
        Best Buy Co., Inc.*.......................  22,800      550,620
        Costco Wholesale Corp.*...................  22,100      620,126
        Kohl's Corp.*.............................  15,300      856,035
        Pier 1 Imports, Inc.......................  10,300      194,979
        Target Corp...............................  34,200    1,026,000
        Tiffany & Co..............................  13,290      317,764
                                                           ------------
                                                                       3,565,524
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Telephone Systems - 1.3%
          Sprint Corp. (FON Group)*..............  31,070 $    449,894
          Sprint Corp. (PCS Group)*(a)...........   5,100       22,338
          Telefonos de Mexico S.A. de C.V. (ADR).  16,300      521,274
          Vodafone Group Plc (ADR)(a)............  35,280      639,273
                                                          ------------
                                                                       1,632,779
                                                          ------------
          Textiles, Clothing & Fabrics - 0.3%
          NIKE, Inc. - Class B...................   7,740      344,198
                                                          ------------
          Transportation - 0.2%
          CP Railway, Ltd........................  15,000      295,784
                                                          ------------
          U.S. Government Agency - 1.9%
          Federal Home Loan Mortgage Corp........  27,630    1,631,552
          Federal National Mortgage Association..  10,680      687,044
                                                          ------------
                                                                       2,318,596
                                                          ------------
          Water Companies - 0.1%
          Philadelphia Suburban Corp.............   3,200       65,920
                                                          ------------
          Total Common Stocks (Cost $121,399,379)          109,191,231
                                                          ------------
          Mutual Funds - 0.4%
          Nasdaq-100 Index Tracking Stock
            (Cost $535,712)......................  20,600      502,022
                                                          ------------

     ----------------------------------------------------------------------
     Security                                        Par         Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------

     Short-Term Investments - 23.3%
     State Street Bank and Trust Co.,
       Repurchase Agreement, dated 12/31/02 at 0.25% to be repurchased at
       $25,277,351 on 01/02/03 collateralized by $24,100,000 USTB 5.25% due
       02/15/29 with a value of
       $25,787,000............................... $25,277,000 $ 25,277,000 State
     Street Navigator Securities Lending
       Prime Portfolio(b)........................   4,400,794    3,464,691
                                                              ------------
     Total Short-Term Investments
     (Cost $28,741,691)                                         28,741,691
                                                              ------------

     TOTAL INVESTMENTS -  112.4%
     (Cost $150,676,782)                                       138,434,944

     Other Assets and Liabilities (net) - (12.4%)              (15,343,060)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $123,091,884
                                                              ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                    Par        Value
        Description                                Amount     (Note 2)
        ----------------------------------------------------------------

        Commercial Paper - 86.1% Banking - 24.4% ANZ (Delaware), Inc.
         1.300%, due 01/16/03................... $  800,000 $    799,567
         1.310%, due 01/16/03...................  2,500,000    2,498,635
         1.510%, due 01/16/03...................    700,000      699,560
        CBA Finance (Delaware), Inc. 1.320%, due
          02/06/03..............................  3,800,000    3,794,984
        Danske Corp.
         1.310%, due 02/07/03...................    500,000      499,327
         1.320%, due 02/27/03...................  3,200,000    3,195,049
         1.350%, due 02/27/03...................    500,000      498,931
        Lloyds Bank Plc 1.300%, due 03/11/03....  4,000,000    3,990,033
        PB Finance, Inc. 1.700%, due 02/11/03...  3,300,000    3,293,611
        Rabobank Nederland 1.320%, due
          01/17/03..............................  4,000,000    3,997,653
        Svenska Handelsbanken AB 1.320%, due
          01/15/03..............................  4,000,000    3,997,947
        Swedbank Forenings 1.520%, due
          02/05/03..............................  4,100,000    4,093,941
                                                            ------------
                                                                      31,359,238
                                                            ------------
        Beverages, Food & Tobacco - 9.2%
        Fonterra Co-Operative Group Ltd.
         1.300%, due 01/29/03...................  1,400,000    1,398,584
         1.350%, due 01/29/03...................  1,700,000    1,698,215
         1.360%, due 02/26/03...................  2,000,000    1,995,769
        Kraft Foods, Inc. 1.330%, due 02/06/03..  3,500,000    3,495,345
        Nestle Capital Corp. 1.730%, due
          02/05/03..............................  3,200,000    3,194,618
                                                            ------------
                                                                      11,782,531
                                                            ------------
        Communications - 3.1%
        UBN (Delaware) Inc. 1.330%, due
          01/07/03..............................  4,000,000    3,999,113
                                                            ------------
        Financial Services - 16.0%
        CDC Commercial Paper, Inc. 1.330%, due
          01/03/03..............................  4,000,000    3,999,704
        Eksportfinans ASA 1.310%, due 02/21/03..  3,900,000    3,892,762
        Goldman Sachs Group 1.360%, due
          01/14/03..............................    600,000      599,705
        HBOS Treasury Services Plc
         1.770%, due 01/15/03...................  3,000,000    2,997,935
         1.510%, due 01/17/03...................  1,000,000      999,329
         1.350%, due 02/20/03...................    200,000      199,625
         1.350%, due 03/06/03...................    100,000       99,760
         1.320%, due 03/10/03...................    300,000      299,252
        Toyota Motor Credit Corp. 1.320%, due
          01/30/03..............................  4,000,000    3,995,747
        Westpac Capital Corp.
         1.300%, due 02/13/03...................  1,300,000    1,297,981
         1.750%, due 04/11/03...................    400,000      398,056

       ------------------------------------------------------------------
       Security                                      Par        Value
       Description                                  Amount     (Note 2)
       ------------------------------------------------------------------

       Financial Services - continued
       Westpactrust Securities, Ltd. 1.320%, due
         02/13/03................................ $1,847,000 $ 1,844,088
                                                             ------------
                                                                      20,623,944
                                                             ------------
       Foreign Government & Agency - 10.1%
       KFW International Finance 1.310%, due
         01/13/03................................  4,000,000    3,998,253
       Reseau Ferre De France 1.310%, due
         02/19/03................................  4,000,000    3,992,868
       Statens Bostads Finance
        1.340%, due 02/20/03.....................  3,050,000    3,044,324
        1.340%, due 03/06/03.....................  1,000,000      997,618
        1.340%, due 03/17/03.....................  1,000,000      997,208
                                                             ------------
                                                                      13,030,271
                                                             ------------
       Foreign Municipals - 2.5%
       Province of British Columbia 1.720%, due
         03/31/03................................  3,200,000    3,186,393
                                                             ------------
       Media - Broadcasting & Publishing - 3.3%
       Washington Post Co. 1.720%, due
         02/05/03................................  4,200,000    4,192,977
                                                             ------------
       Medical Supplies - 2.9%
       Becton, Dickinson & Co. 1.700%, due
         01/06/03................................  3,700,000    3,699,126
                                                             ------------
       Oil & Gas - 4.1%
       BP America 1.510%, due 01/16/03...........  2,500,000    2,498,427
       Shell Finance (Netherlands) 1.760%, due
         01/10/03................................  2,800,000    2,798,768
                                                             ------------
                                                                       5,297,195
                                                             ------------
       Pharmaceuticals - 10.5%
       Abbott Laboratories 1.300%, due
         01/17/03................................  4,600,000    4,597,342
       GlaxoSmithkline Finance Plc
        1.300%, due 01/06/03.....................  4,000,000    3,999,278
        1.350%, due 02/24/03.....................  1,500,000    1,496,963
       Merck & Co., Inc. 1.300%, due 01/10/03....    400,000      399,870
       Pfizer Inc. 1.290%, due 02/06/03..........  3,000,000    2,996,130
                                                             ------------
                                                                      13,489,583
                                                             ------------
       Total Commercial Paper (Cost $110,660,371)             110,660,371
                                                             ------------
       Corporate Notes - 8.6%
       Banking - 1.4%
       BankAmerica Corp. 6.850%, due
         03/01/03................................  1,815,000    1,829,411
                                                             ------------
       Financial Services - 5.7%
       Associates Corp. of North America 1.860%,
         due 05/08/03............................  2,500,000    2,501,865
       Citicorp 7.125%, due 06/01/03.............    500,000      510,573
       General Electric Capital Corp. 5.375%, due
         01/15/03................................    575,000      575,638

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                        Par        Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

      Financial Services - continued
      Morgan Stanley 7.125%, due 08/15/03......... $2,500,000 $  2,582,124
      National Rural Utilities Cooperative Finance
        Corp 7.375%, due 02/10/03.................  1,100,000    1,104,839
                                                              ------------
                                                                       7,275,039
                                                              ------------
      Foreign Government - 0.7%
      Province of Ontario 7.375%, due
        01/27/03..................................    971,000      974,684
                                                              ------------
      Retailers - 0.8%
      Wal-Mart Stores, Inc. 6.375%, due
        03/01/03..................................  1,000,000    1,007,650
                                                              ------------
      Total Corporate Notes (Cost $11,086,784)                  11,086,784
                                                              ------------
      U.S. Government & Agency Obligations - 5.0% Federal Home Loan Bank
       5.000%, due 02/28/03.......................  2,000,000    2,010,752
       4.500%, due 04/25/03.......................    765,000      771,293
      Federal National Mortgage Association
       5.000%, due 02/14/03.......................    976,000      979,757
       5.750%, due 04/15/03.......................  2,625,000    2,655,604
                                                              ------------
      Total U.S. Government & Agency Obligations
      (Cost $6,417,406)                                          6,417,406
                                                              ------------

      --------------------------------------------------------------------
      Security                                       Par        Value
      Description                                   Amount     (Note 2)
      --------------------------------------------------------------------
      U.S. Government & Agency Discount Notes - 0.7%
      Federal Farm Credit Bank 1.300%, due
        04/15/03................................. $  500,000 $    498,122
      Federal National Mortgage Association
        1.720%, due 01/15/03.....................    362,000      361,758
                                                             ------------
      Total U.S. Government & Agency Discount
      Notes (Cost $859,880)                                       859,880
                                                             ------------
      Repurchase Agreement - 0.2%
      State Street Bank and Trust Co., Repurchase
        Agreement, dated 12/31/02 at 0.05% to be repurchased at $317,001 on
        01/02/03 collateralized by $220,000 USTB 8.50% due 02/15/20 with a value of $325,875
        (Cost $317,000)..........................    317,000      317,000
                                                             ------------

      TOTAL INVESTMENTS - 100.6%
      (Cost $129,341,441)                                     129,341,441

      Other Assets and Liabilities (net) - (0.6%)                (801,596)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $128,539,845
                                                             ============

Portfolio Footnotes:

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


     ----------------------------------------------------------------------
     Security                                        Par         Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------

     Municipals - 0.8%
     Florida State 5.000%, due 06/01/32
       Series A................................. $  1,250,000 $   1,269,200
     Georgia State 5.000%, due 05/01/20
       Series B.................................    2,000,000     2,083,040
     New York Str Dormitory Authority Revenues
       5.000%, due 03/15/27.....................      600,000       604,248
     Tacoma Washington Regional Water Supply
       Systems 5.000%, due 12/01/32.............      800,000       806,808
                                                              -------------
     Total Municipals (Cost $4,654,970)                           4,763,296
                                                              -------------

     Domestic Bonds & Debt Securities - 13.0% Asset Backed Securities - 0.6%
     Bear Stearns Asset Backed Securities, Inc.
       1.820%, due 10/25/32^....................      511,839       511,904
     Compucredit Credit Card Master Trust
       1.640%, due 03/15/07 (144A)(c)^..........      300,000       300,150
     Credit-Based Asset Servicing and
       Securitization 1.720%, due
       08/25/29^................................      998,502       998,989
     Mid-State Trust 7.791%, due 03/15/38.......      535,253       584,836
     MLCC Mortgage Investors, Inc. 1.800%, due
       03/15/25^................................      346,789       346,616
     Residential Asset Securitization Trust
       7.130%, due 07/25/31.....................      200,000       213,394
     United Air Lines, Inc.
      (0.000)%, due 03/02/04^...................      341,348       238,944
      7.186%, due 04/01/11......................      736,183       566,386
                                                              -------------
                                                                       3,761,219
                                                              -------------
     Automotive - 2.2% DaimlerChrysler NA Holding Corp.
       7.300%, due 01/15/12.....................    1,300,000     1,461,248
     Ford Motor Co.
      6.625%, due 10/01/28......................    1,700,000     1,359,128
      7.450%, due 07/16/31......................    4,200,000     3,663,278
     Ford Motor Credit Co. 6.700%, due
       07/16/04.................................      400,000       407,707
     General Motors Acceptance Corp. 8.000%,
       due 11/01/31.............................    6,300,000     6,352,145
                                                              -------------
                                                                      13,243,506
                                                              -------------
     Cable - 0.2%
     Tele-Communications, Inc. 8.250%, due
       01/15/03.................................    1,000,000     1,000,299
                                                              -------------
     Collateralized Mortgage Obligations - 5.9%
     Bear Stearns Adjustable Rate Mortgage Trust
      6.623%, due 09/25/31^.....................       99,667       100,347
      6.103%, due 12/25/31^.....................      354,306       360,931
      6.227%, due 01/25/32^.....................      475,933       480,116
      6.073%, due 02/25/32^.....................      463,544       466,182
      5.200%, due 01/25/33^.....................    2,500,000     2,550,194

      -------------------------------------------------------------------
      Security                                     Par         Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Collateralized Mortgage Obligations - continued
      Bear Stearns Commercial Mortgage
        Securities, Inc. 5.060%, due
        11/15/16.............................. $    483,159 $     510,155
      Cendant Mortgage Corp. 6.750%, due
        04/25/31..............................       52,562        53,426
      Countrywide Home Loans 6.500%, due
        11/25/13..............................      254,314       261,078
      Credit Suisse First Boston Mortgage
        Securities Corp.
       1.770%, due 08/25/31^..................      118,947       118,339
       1.820%, due 02/25/32^..................    1,494,773     1,495,501
       2.478%, due 03/25/32 (144A)(c)^........    1,353,740     1,338,933
       2.361%, due 08/25/33 (144A)(c)^........    3,935,961     3,935,961
      E-Trade Bank Arm Trust 7.018%, due
        09/25/31^.............................       97,727        98,778
      FFCA Secured Lending Corp. 7.850%, due
        10/18/17 (144A)(c)....................      300,000       330,081
      GMACCM Mortgage Trust I 1.388%, due
        07/20/03 (144A)(c)^...................      113,927       113,927
      Indymac Arm Trust 6.480%, due
        01/25/31^.............................       92,772        94,311
      Mellon Residential Funding Corp. 6.580%,
        due 07/25/29..........................      499,145       503,374
      PNC Mortgage Securites Corp. 7.500%, due
        05/25/27..............................    1,906,729     1,904,260
      Prudential Home Mortgage Securities
       7.000%, due 12/25/07...................      524,475       523,901
       7.000%, due 02/25/08...................      333,319       332,954
      Residential Accredit Loans, Inc. 5.500%,
        due 06/25/17..........................      779,147       791,786
      Residential Funding Mortgage Security
       6.500%, due 06/25/09...................       86,957        89,160
       6.000%, due 08/25/31...................    2,337,817     2,357,209
       5.684%, due 09/25/32^..................    2,765,672     2,847,222
      United Mortgage Securities Corp.
       4.886%, due 06/25/32^..................       76,745        78,937
       5.566%, due 09/25/33^..................       25,816        26,528
      Washington Mutual, Inc.
       5.237%, due 10/25/32^..................    3,124,410     3,219,550
       6.550%, due 10/19/39^..................      997,830       966,037
       3.681%, due 12/25/40^..................       34,431        34,896
      Wells Fargo Mortgage Backed Securities
        Trust
       6.598%, due 10/25/31^..................      177,851       181,720
       6.177%, due 01/25/32^..................      528,803       531,958
       5.400%, due 04/25/32...................    4,404,950     4,460,651
       4.967%, due 09/25/32^..................    1,924,074     1,986,942
       5.218%, due 09/25/32^..................    2,929,176     2,976,793
                                                            -------------
                                                                      36,122,138
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)

     ---------------------------------------------------------------------
     Security                                       Par         Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     Communications - 1.2%
     Cingular Wireless LLC 6.500%, due
       12/15/11................................ $    700,000 $     756,332
     Qwest Corp.
      7.625%, due 06/09/03(b)..................      500,000       492,500
      7.200%, due 11/01/04.....................      900,000       859,500
      8.875%, due 03/15/12 (144A)(c)...........    1,500,000     1,462,500
     Sprint Capital Corp.
      5.875%, due 05/01/04.....................      800,000       792,305
      6.000%, due 01/15/07.....................      700,000       662,198
      6.125%, due 11/15/08.....................    1,830,000     1,667,697
      6.375%, due 05/01/09(b)..................      470,000       428,349
                                                             -------------
                                                                       7,121,381
                                                             -------------
     Electric Utilities - 0.4%
     Dominion Resources, Inc. 6.000%, due
       01/31/03................................    1,000,000     1,001,934
     Entergy Gulf States, Inc., 2.626%, due
       06/02/03 (144A)(c)^.....................      200,000       200,142
     Oncor Electric Delivery Company 6.375%,
       due 01/15/15 (144A)(c)..................    1,500,000     1,533,981
                                                             -------------
                                                                       2,736,057
                                                             -------------
     Financial Services - 1.2%
     Associates Corp. of North America 6.200%,
       due 05/16/05............................      500,000       538,835
     Gemstone Investors Ltd. 7.710%, due
       10/31/04 (144A)(c)......................      700,000       538,276
     General Elec Cap Corp. 5.450%, due
       01/15/13 Series A.......................    2,000,000     2,081,484
     GMAC Mortgage Corp. 5.940%, due
       07/01/13................................      216,629       219,169
     Heller Financial, Inc. 6.375%, due
       03/15/06................................      400,000       443,763
     Qwest Capital Funding, Inc.
      7.750%, due 08/15/06.....................      700,000       507,500
      7.250%, due 02/15/11.....................      510,000       328,950
     Small Business Administration
      6.353%, due 03/01/11.....................      286,440       312,523
      5.500%, due 10/01/18.....................      282,260       302,952
     Verizon Global Funding Corp., Convertible
       5.750%, due 04/01/03 (144A)(c)..........      400,000       405,400
     Verizon Global Funding, Corp., Convertible
       5.750%, due 04/01/03....................    1,700,000     1,711,371
                                                             -------------
                                                                       7,390,223
                                                             -------------
     Industrial Development/Pollution Bonds - 0.2%
     Waste Management Incorporated Delaware
       6.375%, due 11/15/12 (144A)(c)..........    1,000,000     1,030,926
                                                             -------------
     Media - Broadcasting & Publishing - 0.1%
     AOL Time Warner, Inc. 7.700%, due
       05/01/32................................      930,000       971,339
                                                             -------------

      --------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      --------------------------------------------------------------------

      Oil & Gas - 0.9%
      El Paso Corp. 7.750%, due 01/15/32(b).... $  3,000,000 $   1,864,467
      Pemex Project Funding Master Trust
        7.375%, due 12/15/14 (144A)(c).........    1,700,000     1,746,750
      Williams Cos., Inc.
       6.750%, due 01/15/06 Series A(b)^.......    1,500,000     1,057,500
       7.625%, due 07/15/19(b).................      800,000       508,000
       8.750%, due 03/15/32 (144A)(c)..........      500,000       330,000
                                                             -------------
                                                                       5,506,717
                                                             -------------
      Transportation - 0.1%
      Limestone Electron Trust 8.625%, due
        03/15/03 (144A)(c).....................      900,000       850,527
                                                             -------------
      Total Domestic Bonds & Debt Securities
      (Cost $78,874,177)                                        79,734,332
                                                             -------------

      Foreign Bonds & Debt Securities - 8.4%
      Communications - 0.8%
      France Telecom S.A.,
       4.160%, due 03/14/03....................      200,000       200,093
       7.750%, due 03/01/11....................    1,500,000     1,737,469
       8.500%, due 03/01/31....................    2,200,000     2,686,790
                                                             -------------
                                                                       4,624,352
                                                             -------------
      Foreign Government - 6.9%
      Federative Republic of Brazil
       2.563%, due 04/15/06^...................    1,400,000     1,081,560
       11.000%, due 01/11/12...................      750,000       500,625
       8.000%, due 04/15/14....................    6,526,473     4,302,284
      Republic of Germany
       4.250%, due 03/14/03....................    8,490,000     8,928,655
       6.000%, due 01/04/07....................    7,400,000     8,528,654
       5.250%, due 01/04/11....................    6,100,000     6,907,553
      Republic of Panama
       8.250%, due 04/22/08....................      750,000       780,000
       9.375%, due 01/16/23....................      500,000       516,250
      Republic of Peru
       9.125%, due 01/15/08....................      800,000       810,000
       9.125%, due 02/21/12....................      700,000       687,750
      Republic of South Africa 9.125%, due
        05/19/09...............................    1,000,000     1,195,050
      United Mexican States
       9.750%, due 04/06/05....................      500,000       571,250
       6.250%, due 12/31/19 Series B...........      250,000       245,640
       8.000%, due 09/24/22 Series A...........    1,500,000     1,556,250
       8.300%, due 08/15/31....................    5,600,000     5,922,000
                                                             -------------
                                                                      42,533,521
                                                             -------------
      Telephone Systems - 0.7%
      Deutsche Telekom International Finance BV
        8.250%, due 06/15/05^..................      600,000       656,482

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


     ----------------------------------------------------------------------
     Security                                        Par         Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------

     Telephone Systems - continued
     Deutsche Telekom International Finance B.V.
       8.750%, due 06/15/30^.................... $  3,000,000 $   3,477,279
                                                              -------------
                                                                       4,133,761
                                                              -------------
     Total Foreign Bonds & Debt Securities
     (Cost $48,558,049)                                          51,291,634
                                                              -------------

     U.S. Government & Agency Obligations - 62.4% Federal Agencies - 0.5% FHA
     Virginia Reperforming 6.500%, due
       01/30/43.................................    2,800,000     2,958,374
                                                              -------------
     Federal Home Loan Mortgage Corp.
      5.500%, due 07/01/07......................    5,042,869     5,251,517
      7.000%, due 07/01/07......................        7,302         7,433
      6.500%, due 05/15/08......................    5,232,597     5,423,607
      7.000%, due 09/01/10......................       53,536        57,074
      6.500%, due 04/01/11......................      443,012       470,294
      6.000%, due 05/01/11......................      553,455       584,310
      5.500%, due 06/15/12......................    5,684,498     5,760,254
      5.500%, due 11/15/13......................    4,202,420     4,304,276
      5.500%, due 05/01/14......................      303,234       317,041
      6.000%, due 06/01/14......................      616,815       648,095
      6.000%, due 10/01/14......................      223,279       234,603
      6.000%, due 03/01/15......................       13,793        14,493
      5.500%, due 04/01/16......................      368,883       383,185
      5.750%, due 12/15/16......................   10,000,000    10,325,874
      6.000%, due 02/15/17......................    2,256,344     2,294,989
      6.000%, due 11/15/17......................    4,804,633     4,891,398
      5.500%, due 03/15/18......................   15,000,000    15,191,056
      6.000%, due 03/15/20......................    6,500,000     6,670,743
      5.750%, due 06/15/21......................      406,638       406,999
      6.500%, due 07/15/22......................    7,425,058     7,556,261
      6.000%, due 10/15/22......................    2,892,613     3,028,461
      6.375%, due 10/15/22......................    1,500,000     1,564,134
      6.000%, due 02/15/24......................    2,287,465     2,330,199
      6.500%, due 02/15/25......................    2,919,632     2,981,639
      6.000%, due 06/15/25......................    3,103,053     3,159,866
      6.000%, due 07/15/25......................    5,426,651     5,537,522
      6.250%, due 02/15/27......................    2,018,691     2,058,010
      5.625%, due 07/15/28......................    8,301,233     8,549,365
      5.000%, due 02/15/29......................   13,414,731    13,652,896
      6.500%, due 04/01/29......................      257,012       267,946
      6.500%, due 06/01/29......................       21,678        22,601
      6.500%, due 07/01/29......................       19,545        20,377
      6.500%, due 11/01/30......................       21,908        22,840
      5.963%, due 11/01/31......................    2,908,028     3,014,124
      6.500%, due TBA(a)........................   80,500,000    83,845,741
                                                              -------------
                                                                     200,849,223
                                                              -------------
     Federal National Mortgage Assoc.
      6.125%, due 11/25/03......................      207,670       213,302

            -------------------------------------------------------
            Security                         Par         Value
            Description                     Amount      (Note 2)
            -------------------------------------------------------

            Federal Agencies - continued
            Federal National Mortgage Assoc. - continued
             4.150%, due 04/22/04....... $  5,000,000 $   5,042,250
             4.020%, due 03/18/05.......    4,800,000     4,895,160
             6.500%, due 08/25/08.......    4,864,604     4,901,901
             6.090%, due 10/01/08.......      497,174       549,272
             6.000%, due 11/01/08.......      119,111       126,072
             6.500%, due 03/01/09.......       20,741        21,515
             5.500%, due 03/25/09.......   10,000,000    10,395,474
             5.000%, due 09/25/10.......    5,629,710     5,717,435
             6.625%, due 11/15/10(b)....    1,000,000     1,175,964
             7.000%, due 04/01/11.......      331,331       353,347
             7.000%, due 05/01/11.......      151,684       161,817
             6.000%, due 04/01/13.......      636,189       668,675
             5.500%, due 07/01/13.......      259,899       272,151
             8.000%, due 11/01/13.......      211,362       227,009
             6.500%, due 12/01/13.......      145,370       154,144
             5.500%, due 01/01/14.......      293,057       306,335
             6.000%, due 03/01/14.......       44,696        46,952
             8.000%, due 08/01/14.......       75,774        82,216
             6.500%, due 04/01/16.......       15,463        16,353
             6.500%, due 04/01/16.......    1,853,801     1,960,531
             6.500%, due 06/01/16.......      793,416       839,095
             6.500%, due 07/01/16.......    1,557,329     1,646,991
             6.500%, due 07/01/16.......      317,155       335,415
             6.500%, due 08/01/16.......      122,805       129,876
             6.500%, due 09/01/16.......      728,368       770,303
             6.500%, due 10/01/16.......    1,406,529     1,487,508
             6.500%, due 02/01/17.......      643,817       680,884
             6.500%, due 07/01/17.......      138,869       146,588
             6.500%, due 07/01/17.......      678,169       715,862
             6.500%, due 10/01/17.......      181,671       191,769
             5.000%, due 09/25/18.......    4,730,613     4,838,803
             6.250%, due 04/18/21.......    2,925,896     2,940,493
             8.000%, due 10/01/25.......       51,333        55,866
             6.000%, due 12/25/28.......    3,534,305     3,619,268
             6.000%, due 06/01/29.......      339,645       352,246
             6.500%, due 06/01/29.......      294,448       306,884
             6.500%, due 09/01/29.......      105,847       110,317
             7.500%, due 09/01/30.......       16,001        16,999
             5.500%, due TBA(a).........   10,500,000    10,880,625
                                                      -------------
                                                                      67,353,667
                                                      -------------
            Federal National Mortgage Assoc., REMIC
             6.500%, due 05/17/15.......      438,737       447,724
             6.000%, due 01/25/22.......    6,480,534     6,572,021
             3.500%, due 07/25/22.......    6,768,348     6,816,092
             6.000%, due 08/25/22.......    1,857,235     1,963,144
             6.250%, due 10/25/22.......    6,638,523     6,944,326
             6.250%, due 08/25/28.......    2,844,426     2,897,123
                                                      -------------
                                                                      25,640,430
                                                      -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


            -------------------------------------------------------
            Security                         Par         Value
            Description                     Amount      (Note 2)
            -------------------------------------------------------

            Federal Agencies - continued
            Government National Mortgage Assoc.
             8.250%, due 02/15/09....... $     89,266 $      95,607
             6.000%, due 04/15/14.......      332,231       351,763
             7.000%, due 10/15/23.......      254,432       271,729
             5.500%, due 09/20/25.......    6,000,000     6,272,404
             7.500%, due 01/15/26.......      270,317       289,484
             6.500%, due 03/15/29.......       83,241        87,501
             6.500%, due 04/15/29.......      115,997       121,933
             6.500%, due 05/15/29.......      167,021       175,568
             6.500%, due 06/15/29.......      119,286       125,390
             6.500%, due 07/15/29.......      280,709       295,075
             6.500%, due 07/15/29.......      315,257       331,390
             6.500%, due 08/15/29.......      413,146       434,289
             6.500%, due 02/15/31.......      260,341       273,511
             6.500%, due 04/15/31.......      586,517       616,190
             6.500%, due 04/15/31.......      711,402       747,392
             6.500%, due 05/15/31.......       30,841        32,401
             6.500%, due 06/15/31.......      387,329       406,925
             6.500%, due 06/15/31.......       35,100        36,876
             6.500%, due 06/15/31.......      225,747       237,167
             6.500%, due 06/15/31.......      261,254       274,471
             6.500%, due 06/15/31.......       37,671        39,577
             6.500%, due 07/15/31.......      439,728       461,974
             6.500%, due 07/15/31.......      110,520       116,112
             6.500%, due 07/15/31.......      274,307       288,184
             6.500%, due 07/15/31.......       32,779        34,438
             6.500%, due 08/15/31.......       33,432        35,123
             6.500%, due 09/15/31.......       36,132        37,960
             6.500%, due 09/15/31.......       26,131        27,453
             6.500%, due 10/15/31.......      361,296       379,575
             6.500%, due 10/15/31.......      115,840       121,700
             6.500%, due 10/15/31.......       27,286        28,666
             6.500%, due 11/15/31.......      294,841       309,758
             6.500%, due 11/15/31.......      998,832     1,049,363
             6.500%, due 11/15/31.......      751,850       789,886
             6.500%, due 11/15/31.......       24,067        25,285
             5.500%, due 11/20/31.......    6,000,000     6,206,196
             6.500%, due 12/15/31.......      261,307       274,527
             6.500%, due 12/15/31.......      307,596       323,157
             6.500%, due 12/15/31.......      278,022       292,087
             6.500%, due 12/15/31.......      866,950       910,809
             6.500%, due 12/15/31.......      908,730       954,704
             6.500%, due 12/15/31.......      278,619       292,715
             6.500%, due 12/15/31.......      237,750       249,779
             6.500%, due 12/15/31.......       31,784        33,392
             6.500%, due 12/15/31.......      250,061       262,712
             6.500%, due 12/15/31.......      226,821       238,296
             6.500%, due 01/15/32.......      895,901       941,239
             6.500%, due 02/15/32.......      332,477       349,303
             6.500%, due 04/15/32.......      377,165       396,252
             6.500%, due 06/15/32.......    1,697,314     1,783,210

     ---------------------------------------------------------------------
     Security                                    Shares/Par     Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     Federal Agencies - continued
     Government National Mortgage Assoc. - continued
      6.500%, due 07/15/32..................... $    137,139 $     144,079
      6.500%, due 08/15/32.....................      799,409       839,865
                                                             -------------
                                                                      29,714,442
                                                             -------------
     Government National Mortgage Assoc., REMIC
      1.920%, due 02/16/30 ^...................      251,089       252,349
      1.920%, due 01/16/31 ^...................    1,946,786     1,946,539
                                                             -------------
                                                                       2,198,888
                                                             -------------
     U.S. Treasury Bond
      9.250%, due 02/15/16 (b).................    2,910,000     4,319,077
      7.500%, due 11/15/16 (b).................    6,800,000     8,894,720
      8.750%, due 05/15/17 (b).................      500,000       723,047
      8.875%, due 08/15/17 (b).................    2,000,000     2,923,672
      5.500%, due 08/15/28 (b).................   23,150,000    25,020,103
                                                             -------------
                                                                      41,880,619
                                                             -------------
     U.S. Treasury Bond STRIPS 0.000%, due
       11/15/21 (b)............................    1,225,000       456,456
                                                             -------------
     U.S. Treasury Inflation Index Note
      3.625%, due 01/15/08 (b).................    2,805,400     3,078,929
      3.875%, due 01/15/09 (b).................    2,431,946     2,711,241
      3.375%, due 01/15/07 (b).................    4,577,000     4,958,182
                                                             -------------
                                                                      10,748,352
                                                             -------------
     Total U.S. Government & Agency Obligations
     (Cost $379,414,903)                                       381,800,451
                                                             -------------
     Warrants - 0.0%
     United Mexican States
      0.000%, due 06/01/04 (d).................    1,500,000         4,875
      0.000%, due 06/01/05 (d).................    1,500,000           825
      0.000%, due 06/30/06 (d).................    1,500,000           825
      0.000%, due 06/01/07 (d).................    1,500,000           825
                                                             -------------
     Total Warrants (Cost $0)                                        7,350
                                                             -------------

     Short-Term Investments - 41.5%
     Financial Services - 9.6%
     Eksportfinans AS
      1.250%, due 01/02/03..................... $  3,200,000     3,199,889
      1.325%, due 02/21/03.....................    7,200,000     7,186,485
     HBOS Treasury Services Plc
      1.330%, due 02/11/03.....................   20,400,000    20,369,099
      1.345%, due 03/10/03.....................    2,400,000     2,393,903
     UBS Finance, Inc.
      1.200%, due 01/02/03.....................   10,000,000     9,999,667
      1.320%, due 02/19/03.....................    3,000,000     2,994,610
      1.350%, due 03/19/03.....................   11,500,000    11,466,794
      1.315%, due 04/04/03.....................    1,200,000     1,195,923
                                                             -------------
                                                                      58,806,370
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


     ----------------------------------------------------------------------
     Security                                     Shares/Par     Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------

     U.S. Government & Agency Obligations - 13.0% Federal Home Loan Mortgage
     Corp.
       1.283%, due 03/27/03..................... $  2,500,000 $   2,492,430
     Federal National Mortgage Assoc.
      1.700%, due 01/15/03......................    7,900,000     7,894,777
      1.705%, due 01/15/03......................    7,000,000     6,995,359
      1.235%, due 02/12/03......................       90,000        89,870
      1.240%, due 02/12/03......................      705,000       703,980
      1.270%, due 05/14/03......................    9,400,000     9,355,895
      1.290%, due 05/14/03......................    9,300,000     9,255,678
      1.250%, due 05/27/03......................   37,000,000    36,812,431
     U.S. Treasury Bill
      1.190%, due 02/13/03......................    2,000,000     1,997,157
      1.190%, due 02/13/03(b)...................    1,565,000     1,562,955
      1.195%, due 02/13/03......................      175,000       174,750
      1.200%, due 02/13/03......................    1,000,000       998,567
      1.115%, due 02/20/03......................       10,000         9,984
      1.125%, due 02/20/03......................      380,000       379,426
      1.135%, due 02/20/03......................      500,000       499,212
      1.139%, due 02/20/03......................      100,000        99,842
      1.157%, due 02/20/03......................      250,000       249,598
      1.192%, due 02/20/03......................      325,000       324,462
                                                              -------------
                                                                      79,896,373
                                                              -------------
     Commercial Paper - 9.4%
     BP America Inc. 1.340%, due 03/26/03.......   10,000,000     9,968,733
     CDC Commercial Paper, Inc.
      1.310%, due 02/19/03......................    2,200,000     2,196,077
      1.320%, due 03/06/03......................    2,700,000     2,693,664
     Danske Corp.
      1.320%, due 03/13/03......................   20,500,000    20,446,632
      1.310%, due 03/18/03......................    3,200,000     3,191,150
     Lloyds Bank Plc
      1.300%, due 03/11/03......................    2,400,000     2,394,020
      1.305%, due 03/19/03......................    5,500,000     5,484,648
      1.310%, due 03/19/03......................    2,300,000     2,293,556
     National Australia Funding (Delaware), Inc.
       1.410%, due 01/02/03.....................    8,600,000     8,599,663
                                                              -------------
                                                                      57,268,143
                                                              -------------
     Repurchase Agreement - 0.9%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated 12/31/02 at 0.25% to be repurchased at
       $5,312,074 on 01/02/03 collateralized by $3,810,000 USTB 8.125% due
       05/15/21 with a value of
       $5,424,411...............................    5,312,000     5,312,000
                                                              -------------
     Money Market - 8.6%
     State Street Navigator Securities Lending
       Prime Portfolio(e).......................   52,790,791    52,790,791
                                                              -------------
     Total Short-Term Investments
     (Cost $254,073,435)                                        254,073,677
                                                              -------------

         -------------------------------------------------------------
         Security                                           Value
         Description                                       (Note 2)
         -------------------------------------------------------------

         TOTAL INVESTMENTS - 126.1%
         (Cost $765,575,534)                            $ 771,670,740

         Other Assets and Liabilities (net) - (26.1%)    (159,757,637)
                                                        -------------

         TOTAL NET ASSETS - 100.0%                      $ 611,913,103
                                                        =============

Portfolio Footnotes:

^ Variable or floating rate security. The stated rate represents the rate at December 31, 2002.

(a) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(b) All or a portion of security out on loan.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

(e) Represents investment of collateral received from securities lending transactions.

REMIC - Real Estate Mortgage Investment Conduit

STRIPS - Separate Trading of Registered Interest and Principal of Security

USTB - United States Treasury Bond

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2002, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                                      Percent of
                                                                       Portfolio
              Portfolio Composition by Credit Quality (unaudited)
              ---------------------------------------------------

                 AAA/Government/Government Agency        76.61%
                 AA                                       0.34
                 A                                       15.27
                 BBB                                      5.46
                 BB                                       0.85
                 B                                        1.36
                 Below B                                  0.11
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002


Portfolio Footnotes - continued

                                             Strike   Number of      Value
  Put Options                     Expiration Price    Contracts     (Note 2)
  ----------------------------------------------------------------------------
  10 Year U.S. Treasury Note
   Futures....................... 02/21/2003 $109.00         (97) $   (10,609)
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 01/07/2005    7.00 (11,200,000)    (128,195)
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 01/07/2005    6.65 (51,800,000)    (736,855)
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 09/23/2005    6.00 (19,900,000)    (578,831)
                                                                  -----------
  (Written Option Premium
   $1,768,034)...................                                 $(1,454,490)
                                                                  ===========

                                               Strike   Number of     Value
 Call Options                       Expiration Price    Contracts    (Note 2)
 -----------------------------------------------------------------------------
 10 Year U.S. Treasury Note Futures 02/21/2003 $117.00         (97) $ (63,657)
 OTC 3 Month LIBOR Interest Rate
  Swap............................. 01/07/2005    4.00 (11,200,000)  (218,322)
 OTC 3 Month LIBOR Interest Rate
  Swap............................. 10/20/2003    4.00 (19,300,000)  (310,614)
 OTC 3 Month LIBOR Interest Rate
  Swap............................. 09/23/2005    4.00 (19,900,000)  (344,230)
                                                                    ---------
 (Written Option Premium
  $1,022,986)......................                                 $(936,823)
                                                                    =========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                              Shares   (Note 2)
          ------------------------------------------------------------

          Common Stocks - 94.9%
          Biotechnology - 1.4%
          Genentech, Inc.*(a).....................     200 $     6,632
          Gilead Sciences, Inc.*(a)...............  11,900     404,600
                                                           -----------
                                                                         411,232
                                                           -----------
          Commercial Services - 2.7%
          Accenture, Ltd. - Class A *(a)..........  44,800     805,952
                                                           -----------
          Communications - 6.7%
          CIENA Corp.*(a).........................  58,400     300,176
          JDS Uniphase Corp.*(a)..................  93,200     230,204
          Nokia Oyj (ADR)(a)......................  36,100     559,550
          QUALCOMM, Inc.*.........................  12,700     462,153
          UTStarcom, Inc.*(a).....................  20,700     410,481
                                                           -----------
                                                                       1,962,564
                                                           -----------
          Computer Software & Processing - 20.7%
          BEA Systems, Inc.*(a)...................  61,300     703,111
          Cognizant Technology Solutions Corp.*(a)   3,300     238,359
          Infosys Technologies Ltd (ADR)(a).......   3,000     208,650
          Mercury Interactive Corp.*(a)...........  25,300     750,145
          Microsoft Corp.*........................  16,600     858,220
          Oracle Corp.*...........................  81,404     879,163
          Pixar, Inc.*(a).........................   5,500     291,445
          SAP AG (ADR)(a).........................  29,100     567,450
          Siebel Systems, Inc.*(a)................  31,400     234,872
          Symantec Corp.*(a)......................  15,000     607,650
          VERITAS Software Corp.*.................  28,400     443,608
          WebMD Corp.*(a).........................  33,700     288,135
                                                           -----------
                                                                       6,070,808
                                                           -----------
          Computers & Business Equipment - 1.3%
          Seagate Technology, Inc.*(a)............  35,200     377,696
                                                           -----------
          Computers & Information - 13.3%
          Dell Computer Corp. *...................  32,500     869,050
          Emulex Corp.*(a)........................  38,472     713,656
          Hewlett-Packard Co......................  31,000     538,160
          International Business Machines Corp....   9,800     759,500
          Juniper Networks, Inc.*(a)..............  41,700     283,560
          Western Digital Corp.*(a)...............  45,300     289,467
          Yahoo!, Inc.*(a)........................  28,300     462,705
                                                           -----------
                                                                       3,916,098
                                                           -----------
          Electrical Equipment - 0.8%
          Kulicke & Soffa Industries, Inc.*(a)....  42,800     244,816
                                                           -----------
          Electronics - 17.2%
          Agere Systems, Inc. - Class A*..........  96,100     138,384
          Altera Corp.*...........................  38,600     475,938
          Broadcom Corp. - Class A*(a)............  38,800     584,328
          Cypress Semiconductor Corp.*(a).........  25,800     147,576
          Flextronics International, Ltd.*........  59,000     483,210
          GlobespanVirata, Inc.*..................   7,035      31,024

        ----------------------------------------------------------------
        Security                                                Value
        Description                                   Shares   (Note 2)
        ----------------------------------------------------------------

        Electronics - continued
        Microchip Technology, Inc....................  18,578 $  454,232
        Novellus Systems, Inc.*(a)...................  10,400    292,032
        QLogic Corp.*(a).............................  12,700    438,277
        RF Micro Devices, Inc.*(a)...................  74,100    543,153
        Sanmina Corp.*...............................  92,915    417,188
        United Microelectronics Corp. (ADR)(a).......  62,579    210,266
        Vishay Intertechnology, Inc.*(a).............  24,300    271,674
        Vitesse Semiconductor Corp.*(a)..............  28,900     63,147
        Xilinx, Inc.*(a).............................  24,700    508,820
                                                              ----------
                                                                       5,059,249
                                                              ----------
        Entertainment & Leisure - 0.6%
        International Game Technology*(a)............   2,300    174,616
                                                              ----------
        Health Care Products - 2.8%
        Boston Scientific Corp.*(a)..................   9,300    395,436
        Zimmer Holdings, Inc.*.......................  10,100    419,352
                                                              ----------
                                                                         814,788
                                                              ----------
        Heavy Machinery - 1.0%
        Applied Materials, Inc.*(a)..................  21,700    282,751
                                                              ----------
        Media - Broadcasting & Publishing - 0.6%
        Clear Channel Communications, Inc.*..........   4,700    175,263
        Comcast Corp. - Class A*(a)..................       1         23
                                                              ----------
                                                                         175,286
                                                              ----------
        Networking - 1.0%
        Cisco Systems, Inc.*.........................  22,800    298,680
                                                              ----------
        Pharmaceuticals - 4.5%
        Amgen, Inc.*.................................  10,600    512,404
        Cephalon, Inc.*(a)...........................   5,400    262,807
        IDEC Pharmaceuticals Corp.*(a)...............     100      3,317
        Scios, Inc.*(a)..............................     200      6,516
        Teva Pharmaceutical Industries, Ltd. (ADR)(a)  13,700    528,957
                                                              ----------
                                                                       1,314,001
                                                              ----------
        Retailers - 4.8%
        Amazon.com, Inc.*(a).........................  34,900    659,261
        eBay, Inc.*(a)...............................  11,000    746,020
                                                              ----------
                                                                       1,405,281
                                                              ----------
        Semiconductors - 13.9%
        Cree, Inc.*(a)...............................  17,400    284,490
        Intel Corp...................................  19,600    305,172
        International Rectifier Corp.*(a)............   6,400    118,144
        KLA-Tencor Corp.*(a).........................  14,300    505,791
        Marvell Technology Group, Ltd.*(a)...........  29,699    560,123
        Maxim Integrated Products, Inc...............   3,400    112,336
        National Semiconductor Corp.*(a).............  44,300    664,943
        Silicon Laboratories, Inc.*(a)...............   8,200    156,456
        Taiwan Semiconductor Manufacturing Co., Ltd.
          (ADR)(a)................................... 100,941    711,634
        Teradyne, Inc. *(a)..........................  51,656    672,045
                                                              ----------
                                                                       4,091,134
                                                              ----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                   Shares/Par   Value
       Description                                  Amount    (Note 2)
       -----------------------------------------------------------------

       Telephone Systems - 1.6%
       Amdocs, Ltd.*(a)..........................     22,800 $   223,896
       Vodafone Group Plc (ADR)(a)...............     12,900     233,748
                                                             -----------
                                                                         457,644
                                                             -----------
       Total Common Stocks (Cost $29,051,173)                 27,862,596
                                                             -----------

       Short-Term Investments - 34.6%
       State Street Bank and Trust Co.,
         Repurchase Agreement, dated 12/31/02 at 0.15% to be repurchased at
         $1,124,009 on 01/02/03 collateralized by $670,000 USTB 11.25% due
         02/15/15 with a value of
         $1,147,375.............................. $1,124,000   1,124,000
       State Street Navigator Securities Lending
         Prime Portfolio(b)......................  9,037,575   9,037,575
                                                             -----------
       Total Short-Term Investments
       (Cost $10,161,575)                                     10,161,575
                                                             -----------

          -----------------------------------------------------------
          Security                                          Value
          Description                                      (Note 2)
          -----------------------------------------------------------

          TOTAL INVESTMENTS - 129.5%
          (Cost $39,212,748)                             $38,024,171

          Other Assets and Liabilities (net) - (29.5%)    (8,656,021)
                                                         -----------

          TOTAL NET ASSETS - 100.0%                      $29,368,150
                                                         ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                             Value
         Description                                 Shares  (Note 2)
         --------------------------------------------------------------

         Common Stocks - 97.3%
         Aerospace & Defense - 1.8%
         Honeywell International, Inc............... 20,600 $   494,400
         Lockheed Martin Corp.......................  6,000     346,500
         Raytheon Co................................  9,100     279,825
                                                            -----------
                                                                       1,120,725
                                                            -----------
         Airlines - 1.2%
         Southwest Airlines Co...................... 50,900     707,510
                                                            -----------
         Automotive - 0.9%
         AutoZone, Inc.*............................  7,700     544,005
                                                            -----------
         Banking - 7.9%
         Bank of America Corp.......................  2,800     194,796
         Bank of New York Co., Inc.................. 35,000     838,600
         Capital One Financial Corp................. 10,400     309,088
         Comerica, Inc..............................  8,850     382,674
         Fifth Third Bancorp........................  3,500     204,925
         MBNA Corp.................................. 21,500     408,930
         TCF Financial Corp.........................  4,800     209,712
         U.S. Bancorp............................... 59,600   1,264,712
         Wells Fargo Co.............................  7,600     356,212
         Zions Bancorporation....................... 15,700     617,779
                                                            -----------
                                                                       4,787,428
                                                            -----------
         Beverages, Food & Tobacco - 6.2%
         General Mills, Inc.........................  4,400     206,580
         Kraft Foods, Inc. - Class A................ 21,600     840,888
         PepsiCo, Inc............................... 30,600   1,291,932
         Philip Morris Co., Inc..................... 34,800   1,410,444
                                                            -----------
                                                                       3,749,844
                                                            -----------
         Chemicals - 1.3%
         Ciba Specialty Chemicals AG................  2,537     176,825
         PPG Industries, Inc........................  8,900     446,335
         Rohm & Haas Co.............................  5,600     181,888
                                                            -----------
                                                                         805,048
                                                            -----------
         Commercial Services - 0.1%
         BearingPoint, Inc.*........................ 11,300      77,970
                                                            -----------
         Communications - 1.3%
         EchoStar Communications Corp. - Class A*(a) 20,400     454,104
         Nokia Oyj (ADR)............................ 10,900     168,950
         QUALCOMM, Inc.*............................  4,800     174,672
                                                            -----------
                                                                         797,726
                                                            -----------
         Computer Software & Processing - 5.7%
         Adobe Systems, Inc.........................  7,000     173,607
         BMC Software, Inc.*........................ 10,900     186,499
         Computer Associates International, Inc..... 42,400     572,400
         Microsoft Corp.*........................... 45,300   2,342,010
         NCR Corp.*.................................  7,800     185,172
                                                            -----------
                                                                       3,459,688
                                                            -----------

           ----------------------------------------------------------
           Security                                         Value
           Description                             Shares  (Note 2)
           ----------------------------------------------------------

           Computers & Information - 4.1%
           Dell Computer Corp.*................... 24,700 $   660,478
           Hewlett-Packard Co..................... 82,200   1,426,992
           Lexmark International, Inc.*...........  6,100     369,050
                                                          -----------
                                                                       2,456,520
                                                          -----------
           Cosmetics & Personal Care - 0.3%
           Avon Products, Inc.....................  3,900     210,093
                                                          -----------
           Electric Utilities - 3.4%
           CenterPoint Energy, Inc................ 28,000     238,000
           Edison International................... 42,200     500,070
           Entergy Corp...........................  5,300     241,627
           FirstEnergy Corp.......................  5,900     194,523
           Nisource, Inc.......................... 10,100     202,000
           PG&E Corp.*............................ 15,900     221,010
           Progress Energy, Inc...................  4,500     195,075
           Reliant Resources, Inc.*............... 81,205     259,856
                                                          -----------
                                                                       2,052,161
                                                          -----------
           Electrical Equipment - 0.3%
           Emerson Electric Co....................  4,000     203,400
                                                          -----------
           Electronics - 3.0%
           Advantest Corp. (ADR).................. 15,100     162,023
           Analog Devices, Inc.*..................  6,800     162,316
           Intel Corp............................. 75,300   1,172,421
           Motorola, Inc.......................... 33,500     289,775
                                                          -----------
                                                                       1,786,535
                                                          -----------
           Entertainment & Leisure - 1.5%
           International Game Technology*.........  2,500     189,800
           Royal Caribbean Cruises, Ltd........... 28,900     482,630
           Walt Disney Co......................... 14,800     241,388
                                                          -----------
                                                                         913,818
                                                          -----------
           Environmental Controls - 0.3%
           Waste Management, Inc..................  8,100     185,652
                                                          -----------
           Financial Services - 4.0%
           Citigroup, Inc......................... 68,300   2,403,477
                                                          -----------
           Forest Products & Paper - 2.3%
           Kimberly-Clark Corp.................... 20,350     966,014
           Smurfit-Stone Container Corp.*......... 13,800     212,396
           Weyerhaeuser Co........................  4,800     236,208
                                                          -----------
                                                                       1,414,618
                                                          -----------
           Health Care Products - 1.8%
           Baxter International, Inc.............. 26,000     728,000
           Boston Scientific Corp.*...............  4,500     191,340
           Medtronic, Inc.........................  3,400     155,040
                                                          -----------
                                                                       1,074,380
                                                          -----------
           Health Care Providers & Services - 0.7%
           HCA, Inc...............................  6,400     265,600
           Wellpoint Health Networks, Inc.*.......  2,423     172,421
                                                          -----------
                                                                         438,021
                                                          -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


          -----------------------------------------------------------
          Security                                          Value
          Description                              Shares  (Note 2)
          -----------------------------------------------------------

          Heavy Machinery - 2.3%
          Ingersoll-Rand Co. - Class A............ 16,600 $   714,796
          Parker-Hannifin Corp.................... 14,300     659,659
                                                          -----------
                                                                       1,374,455
                                                          -----------
          Industrial - Diversified - 1.7%
          Tyco International, Ltd................. 61,180   1,044,954
                                                          -----------
          Industrial Machinery - 1.1%
          Dover Corp.............................. 22,000     641,520
                                                          -----------
          Insurance - 5.9%
          ACE, Ltd................................ 21,000     616,140
          American International Group, Inc....... 37,650   2,178,053
          Radian Group, Inc.......................  9,800     364,070
          XL Capital, Ltd. - Class A..............  5,201     401,777
                                                          -----------
                                                                       3,560,040
                                                          -----------
          Lodging - 1.1%
          Hilton Hotels Corp...................... 51,900     659,649
                                                          -----------
          Media - Broadcasting & Publishing - 2.9%
          AOL Time Warner, Inc.*.................. 17,500     229,250
          Comcast Corp. - Class A*................ 33,469     788,864
          Liberty Media Corp. - Class A*.......... 80,620     720,743
                                                          -----------
                                                                       1,738,857
                                                          -----------
          Metals - 0.3%
          Alcoa, Inc..............................  7,700     175,406
                                                          -----------
          Mining - 0.3%
          BHP Billiton, Ltd....................... 32,935     188,122
                                                          -----------
          Oil & Gas - 6.4%
          Burlington Resources, Inc...............  4,400     187,660
          ENI SpA................................. 20,550     326,494
          Exxon Mobil Corp........................ 76,900   2,686,886
          GlobalSantaFe Corp......................  8,700     211,584
          Total Fina Elf S.A. (ADR)...............  6,000     429,000
                                                          -----------
                                                                       3,841,624
                                                          -----------
          Pharmaceuticals - 12.6%
          Abbott Laboratories..................... 27,500   1,100,000
          Amgen, Inc.*............................ 10,000     483,400
          Cardinal Health, Inc.................... 17,538   1,038,074
          Forest Laboratories, Inc.*..............  9,400     923,268
          Johnson & Johnson....................... 27,350   1,468,969
          MedImmune, Inc.*........................  6,600     179,322
          Novartis AG (ADR).......................     14         514
          Pfizer, Inc............................. 26,500     810,105
          Pharmacia Corp.......................... 33,700   1,408,660
          Wyeth...................................  4,900     183,260
                                                          -----------
                                                                       7,595,572
                                                          -----------
          Real Estate - 0.3%
          Equity Office Properties Trust (REIT)...  7,200     179,856
                                                          -----------
          Restaurants - 0.6%
          Yum! Brands, Inc.*...................... 15,200     368,144
                                                          -----------

      -------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      -------------------------------------------------------------------

      Retailers - 6.6%
      Best Buy Co., Inc.*........................      7,500 $   181,125
      J.C. Penney Co., Inc.......................      7,800     179,478
      Kohl's Corp.*..............................      4,250     237,788
      Lowes Co., Inc.............................     21,100     791,250
      Office Depot, Inc.*........................     39,200     578,592
      Target Corp................................     31,900     957,000
      TJX Companies, Inc.........................     13,000     253,760
      Wal-Mart Stores, Inc.......................     16,200     818,262
                                                             -----------
                                                                       3,997,255
                                                             -----------
      Telephone Systems - 3.6%
      AT&T Corp..................................      7,800     203,658
      BellSouth Corp.............................     32,500     840,775
      CenturyTel, Inc............................      6,700     196,846
      Verizon Communications, Inc................     24,100     933,875
                                                             -----------
                                                                       2,175,154
                                                             -----------
      Transportation - 1.5%
      Union Pacific Corp.........................     14,750     883,083
                                                             -----------
      U.S. Government Agency - 2.0%
      Federal Home Loan Mortgage Corp............     20,700   1,222,335
                                                             -----------
      Total Common Stocks
      (Cost $ 62,082,882)                                     58,834,645
                                                             -----------
      Short-Term Investments - 3.1%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated 12/31/02 at 0.15% to be repurchased at
        $1,577,013 on 01/02/03 collateralized by $940,000 USTB 11.25% due
        02/15/15 with a value of
        $1,609,750............................... $1,577,000   1,577,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................    297,344     297,344
                                                             -----------
      Total Short-Term Investments
      (Cost $ 1,874,344)                                       1,874,344
                                                             -----------

      TOTAL INVESTMENTS - 100.4%
      (Cost $ 63,957,226)                                     60,708,989

      Other Assets and Liabilities (net) - (0.4%)               (255,325)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $60,453,664
                                                             ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                             Value
         Description                                Shares   (Note 2)
         --------------------------------------------------------------

         Common Stocks - 86.5%
         Advertising - 0.8%
         Getty Images, Inc.*....................... 13,900 $    424,645
                                                           ------------
         Aerospace & Defense - 0.4%
         Engineered Support Systems, Inc...........  6,700      245,622
                                                           ------------
         Airlines - 0.2%
         Frontier Airlines, Inc.*(a)............... 19,500      131,820
                                                           ------------
         Apparel Retailers - 5.0%
         Chico's FAS, Inc.*(a)..................... 23,698      448,129
         Christopher & Banks Corp.*(a)............. 11,700      242,775
         Fossil, Inc.*(a)..........................  9,750      198,315
         Gymboree Corp.*(a)........................ 18,100      287,066
         Hot Topic, Inc.*(a)....................... 15,350      351,208
         J. Jill Group, Inc.*(a)................... 16,649      232,753
         Pacific Sunwear of California, Inc.*(a)... 17,550      310,460
         Quiksilver, Inc.*.........................  8,300      221,278
         Too, Inc.*................................ 12,800      301,056
         Urban Outfitters, Inc.*(a)................  8,300      195,631
                                                           ------------
                                                                       2,788,671
                                                           ------------
         Automotive - 1.5%
         CarMax, Inc.*(a).......................... 15,300      273,564
         Copart, Inc.*(a).......................... 15,050      178,192
         Monaco Coach Corp.*(a).................... 13,900      230,045
         Superior Industries International, Inc.(a)  3,600      148,896
                                                           ------------
                                                                         830,697
                                                           ------------
         Banking - 2.4%
         East West Bancorp, Inc....................  5,600      202,048
         Prosperity Bancshares, Inc.(a)............ 12,500      237,500
         Silicon Valley Bancshares*(a).............  8,300      151,475
         Southwest Bancorp. of Texas, Inc.*(a).....  8,400      242,004
         Sterling Bancshares, Inc..................  9,000      109,980
         UCBH Holdings, Inc.(a)....................  5,600      237,720
         Whitney Holding Corp......................  4,200      139,986
                                                           ------------
                                                                       1,320,713
                                                           ------------
         Beverages, Food & Tobacco - 1.6%
         Horizon Organic Holding Corp.*............ 11,100      179,709
         Performance Food Group Co.*(a)............ 11,100      376,945
         United Natural Foods, Inc.*............... 13,900      352,365
                                                           ------------
                                                                         909,019
                                                           ------------
         Biotechnology - 1.1%
         Affymetrix, Inc.*(a)...................... 11,100      254,079
         Cytyc Corp.*.............................. 27,800      283,560
         Genencor Intl., Inc.*(a)..................  9,700       94,866
                                                           ------------
                                                                         632,505
                                                           ------------
         Building Materials - 1.1%
         D.R. Horton, Inc.(a)......................  8,200      142,270
         Insight Enterprises, Inc.*................ 19,500      162,045

           ---------------------------------------------------------
           Security                                        Value
           Description                           Shares   (Note 2)
           ---------------------------------------------------------

           Building Materials - continued
           Toll Brothers, Inc.*(a)..............  5,600 $    113,120
           Trex Co., Inc.*(a)...................  5,600      197,680
                                                        ------------
                                                                         615,115
                                                        ------------
           Chemicals - 0.4%
           Spartech Corp........................  9,700      200,111
                                                        ------------
           Commercial Services - 10.9%
           Advisory Board Co.*..................  8,300      248,170
           ASE Test, Ltd.*(a)................... 16,800       67,200
           Career Education Corp.*(a)...........  5,600      224,000
           Cerner Corp.*(a).....................  9,700      303,222
           Coinstar, Inc.*(a)...................  8,300      187,995
           Corinthian Colleges, Inc.*(a)........  5,600      212,016
           Corporate Executive Board Co.*(a).... 11,100      354,312
           Covance, Inc.*(a)....................  7,800      191,802
           Digital Insight Corp.*(a)............  9,700       84,293
           Education Management Corp.*(a).......  8,300      312,080
           Euronet Worldwide, Inc.*(a).......... 25,900      194,509
           Express Scripts, Inc. - Class A*(a)..  5,600      269,024
           Forrester Research, Inc.*............ 11,100      172,827
           FTI Consulting, Inc.*(a).............  5,600      224,840
           ICON Plc (ADR)*......................  8,300      223,353
           InterCept, Inc.*.....................  8,300      140,528
           Iron Mountain, Inc.*................. 10,400      343,304
           NCO Group, Inc.*(a).................. 11,100      177,045
           Pediatrix Medical Group, Inc.*(a)....  6,700      268,402
           PRG-Shultz International, Inc.*(a)... 19,500      173,550
           ProBusiness Services, Inc.*(a)....... 25,000      250,000
           Rent-A-Center, Inc.*(a)..............  7,800      389,610
           ScanSource, Inc.*(a).................  4,700      231,710
           Steiner Leisure, Ltd.*(a)............ 11,100      154,734
           Stericycle, Inc.*(a).................  8,900      288,173
           Waste Connections, Inc.*(a)..........  9,700      374,517
                                                        ------------
                                                                       6,061,216
                                                        ------------
           Communications - 1.7%
           Aeroflex, Inc.*(a)................... 23,700      163,530
           Anaren Microwave, Inc.*(a)........... 12,500      110,000
           SafeNet, Inc.*(a).................... 11,100      281,385
           Titan Corp.*......................... 16,700      173,680
           UTStarcom, Inc.*(a)..................  9,700      192,351
                                                        ------------
                                                                         920,946
                                                        ------------
           Computer Software & Processing - 7.2%
           Activision, Inc.*(a).................  6,600       96,294
           Autodesk, Inc........................ 12,500      178,750
           Business Objects S.A. (ADR)*(a)...... 12,400      186,000
           Catapult Communications Corp.*.......  7,500       89,625
           Cognos, Inc. (Canada)*(a)............ 11,100      260,295
           Documentum, Inc.*(a)................. 22,300      349,218
           DoubleClick, Inc.*................... 19,500      110,370
           EPIQ Systems, Inc.*(a)............... 11,100      170,052

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


          -----------------------------------------------------------
          Security                                          Value
          Description                             Shares   (Note 2)
          -----------------------------------------------------------

          Computer Software & Processing - continued
          Internet Security Systems, Inc.*(a)....  9,700 $    177,801
          Intrado, Inc.*(a)......................  6,900       67,620
          Macromedia, Inc.*(a)................... 27,800      296,070
          National Instruments Corp.*(a)......... 11,100      360,639
          NetScreen Technologies, Inc.*(a)....... 13,900      234,076
          Network Associates, Inc.*(a)........... 10,377      166,966
          Pinnacle Systems, Inc.*................ 27,800      378,358
          Red Hat, Inc.*(a)...................... 39,000      230,490
          SonicWALL, Inc.*(a).................... 22,300       80,949
          Take-Two Interactive Software, Inc.*(a) 11,100      260,739
          Websense, Inc.*........................ 13,900      296,918
                                                         ------------
                                                                       3,991,230
                                                         ------------
          Computers & Information - 3.1%
          Avocent Corp.*......................... 13,100      291,082
          CACI International, Inc. - Class A*....  8,300      295,812
          FactSet Research Systems, Inc.(a)......  9,500      268,565
          Kronos, Inc.*..........................  5,600      207,144
          M-Systems Flash Disk Pioneers, Ltd.*(a) 19,500      142,545
          MCSi, Inc.*(a)......................... 10,300       48,925
          OneSource Information Services, Inc.*.. 13,900      107,030
          Pixar, Inc.*(a)........................  7,000      370,930
                                                         ------------
                                                                       1,732,033
                                                         ------------
          Distribution/Wholesale - 0.5%
          Daisytek International Corp.*(a)....... 13,900      110,227
          Fastenal Co.(a)........................  4,200      157,038
                                                         ------------
                                                                         267,265
                                                         ------------
          Electrical Equipment - 2.6%
          Advanced Energy Industries, Inc.*(a)...  8,300      105,576
          Credence Systems Corp.*(a)............. 13,400      125,022
          FEI Co.*(a)............................ 12,200      186,538
          FLIR Systems, Inc.*(a).................  6,700      326,960
          Keithley Instruments, Inc.............. 15,600      195,000
          Mykrolis Corp.*........................ 33,400      243,820
          Tektronix, Inc.*....................... 14,300      260,117
                                                         ------------
                                                                       1,443,033
                                                         ------------
          Electronics - 7.6%
          02Micro Intl., Ltd.*(a)................ 16,700      162,808
          Actel Corp.*(a)........................ 15,700      254,654
          ChipPAC, Inc. - Class A*(a)............ 43,800      155,490
          Cree, Inc.*(a)......................... 18,100      295,935
          Cymer, Inc.*(a)........................  7,000      225,750
          Exar Corp.*(a)......................... 12,500      155,000
          Fisher Scientific Int'l., Inc.*........  4,700      141,376
          II-VI, Inc.*........................... 10,000      160,600
          Integrated Circuit Systems, Inc.*(a)... 16,700      304,775
          Integrated Defense Technologies, Inc.*.  8,300      120,350
          Intersil Corp. - Class A*(a)........... 10,376      144,642
          KEMET Corp.*(a)........................ 13,900      121,486

        ---------------------------------------------------------------
        Security                                              Value
        Description                                 Shares   (Note 2)
        ---------------------------------------------------------------

        Electronics - continued
        NVIDIA Corp.*(a)...........................  9,700 $    111,647
        OmniVision Technologies, Inc.*(a).......... 11,100      150,627
        Photon Dynamics, Inc.*(a).................. 13,900      316,920
        Pixelworks, Inc.*(a)....................... 16,700       96,860
        Power-One, Inc.*(a)........................ 20,900      118,503
        Semtech Corp.*(a).......................... 16,600      181,272
        Silicon Storage Technology, Inc.*(a)....... 21,200       85,648
        Varian Semiconductor Equipment Associates,
          Inc.*(a)................................. 11,100      263,747
        Wilson Greatbatch Techologies, Inc.*(a).... 13,900      405,880
        Zoran Corp.*(a)............................ 15,900      223,713
                                                           ------------
                                                                       4,197,683
                                                           ------------
        Entertainment & Leisure - 1.3%
        Alliance Gaming Corp.*..................... 13,900      236,717
        Kerzner International, Ltd.*...............  8,300      166,664
        Regal Entertainment Group - Class A........  5,400      115,668
        Shuffle Master, Inc.*(a)................... 11,100      212,121
                                                           ------------
                                                                         731,170
                                                           ------------
        Financial Services - 1.3%
        Affiliated Managers Group, Inc.*(a)........  3,900      196,170
        Doral Financial Corp.......................  6,700      191,620
        eSPEED, Inc. - Class A*(a)................. 11,100      188,045
        Investors Financial Services Corp.(a)......  5,600      153,384
                                                           ------------
                                                                         729,219
                                                           ------------
        Food Retailers - 0.5%
        Whole Foods Market, Inc.*(a)...............  5,600      295,288
                                                           ------------
        Health Care Products - 7.8%
        Advanced Neuromodulation Systems, Inc.*....  3,600      126,360
        American Medical Systems Holdings, Inc.*(a)  8,300      134,543
        Biosite, Inc.*(a)..........................  7,000      238,140
        Bruker AXS, Inc.*(a)....................... 26,500       47,965
        Bruker Daltonics, Inc.*(a)................. 16,700       81,162
        Cambrex Corp.(a)...........................  9,700      293,037
        CTI Molecular Imaging, Inc.*(a)............  7,000      172,620
        Diagnostic Products Corp...................  6,400      247,168
        DIANON Systems, Inc.*(a)...................  6,400      305,344
        ICU Medical, Inc.*.........................  8,350      311,455
        Integra LifeSciences Holdings*.............  9,700      171,205
        Med-Design Corp.*(a)....................... 15,500      124,899
        Priority Healthcare Corp. - Class B*(a).... 11,100      257,520
        ResMed, Inc.*(a)...........................  8,900      272,073
        SangStat Medical Corp.*(a)................. 14,700      166,110
        STERIS Corp.*.............................. 11,100      269,175
        Techne Corp.*(a)...........................  9,700      277,109
        Varian, Inc.*.............................. 13,900      398,791
        Wright Medical Group, Inc.*(a).............  8,300      144,910
        Zoll Medical Corp.*(a).....................  8,100      288,927
                                                           ------------
                                                                       4,328,513
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                              Value
        Description                                 Shares   (Note 2)
        ---------------------------------------------------------------

        Health Care Providers & Services - 5.1%
        Accredo Health, Inc.*(b)................... 15,049 $    530,477
        Centene Corp.*(a)..........................  4,200      141,078
        DaVita, Inc.*(a)........................... 11,100      273,837
        First Health Group Corp.*.................. 11,100      270,285
        IMPAC Medical Systems, Inc.*(a)............  8,800      162,976
        Laboratory Corporation of America Holdings*  4,800      111,552
        LifePoint Hospitals, Inc.*(a).............. 15,000      448,965
        Odyssey Healthcare, Inc.*..................  7,000      242,900
        Pharmaceutical Product Development, Inc.*.. 11,100      324,897
        Triad Hospitals, Inc.*(a).................. 11,100      331,113
                                                           ------------
                                                                       2,838,080
                                                           ------------
        Heavy Machinery - 1.1%
        AGCO Corp.*(a).............................  7,500      165,750
        Asyst Technologies, Inc.*(a)............... 18,100      133,035
        FMC Technologies, Inc.*(a)................. 11,100      226,773
        Manitowoc Co., Inc.(a).....................  3,900       99,450
                                                           ------------
                                                                         625,008
                                                           ------------
        Industrial - Diversified - 0.3%
        Shaw Group, Inc.*(a).......................  8,000      131,600
        Summa Industries*..........................  5,600       53,648
                                                           ------------
                                                                         185,248
                                                           ------------
        Insurance - 1.3%
        Fidelity National Financial, Inc.(a).......  6,769      222,226
        HCC Insurance Holdings, Inc.(a)............ 11,100      273,060
        Hilb, Rogal & Hamilton Co.(a)..............  5,600      229,040
                                                           ------------
                                                                         724,326
                                                           ------------
        Lodging - 0.4%
        Station Casinos, Inc.*(a).................. 12,500      221,250
                                                           ------------
        Media - Broadcasting & Publishing - 2.1%
        Cox Radio, Inc. - Class A*(a)..............  6,100      139,141
        Entercom Communications Corp.*(a)..........  3,100      145,452
        Entravision Communications Corp.*.......... 25,000      249,500
        Macrovision Corp.*......................... 15,300      245,412
        Radio One, Inc. - Class A*................. 12,500      182,750
        Radio One, Inc. - Class D*(a).............. 14,800      213,564
                                                           ------------
                                                                       1,175,819
                                                           ------------
        Metals - 0.3%
        Gibraltar Steel Corp.......................  8,300      158,032
                                                           ------------
        Miscellaneous Manufacturing - 1.1%
        Applied Films Corp.*(a).................... 16,700      333,833
        Armor Holdings, Inc.*(a)...................  9,700      133,569
        TiVo, Inc.*(a)............................. 27,800      145,394
                                                           ------------
                                                                         612,796
                                                           ------------
        Oil & Gas - 6.0%
        Cal Dive International, Inc.*.............. 19,500      458,250
        Chesapeake Energy Corp.(a)................. 39,000      301,860
        Forest Oil Corp.*(a).......................  8,300      229,495

      -------------------------------------------------------------------
      Security                                                  Value
      Description                                     Shares   (Note 2)
      -------------------------------------------------------------------

      Oil & Gas - continued
      Key Energy Services, Inc.*..................... 30,600 $    274,482
      National-Oilwell, Inc.*........................  7,000      152,880
      Newfield Exploration Co.*......................  7,000      252,350
      Newpark Resources, Inc.*(a).................... 25,800      112,230
      Patterson-UTI Energy, Inc.*(a)................. 14,500      437,465
      Pride Intl., Inc.*(a).......................... 16,700      248,830
      Spinnaker Exploration Co.*(a)..................  9,700      213,885
      TETRA Technologies, Inc.*......................  8,300      177,371
      Universal Compression Holdings, Inc.*.......... 11,100      212,343
      Varco International, Inc.*.....................  9,700      168,780
      Willbros Group, Inc.*.......................... 12,700      104,394
                                                             ------------
                                                                       3,344,615
                                                             ------------
      Pharmaceuticals - 4.1%
      aaiPharma, Inc.*(a)............................ 11,100      155,622
      Albany Molecular Research, Inc.*(a)............  9,700      143,472
      Array BioPharma, Inc.*(a)...................... 14,100       78,255
      Barr Laboratories, Inc.*(a)....................  2,800      182,252
      Cephalon, Inc.*(a).............................  3,600      175,205
      Charles River Laboratories Intl., Inc.*........  9,700      373,256
      Connetics Corp.*............................... 15,300      183,906
      First Horizon Pharmaceutical Corp.*(a)......... 11,600       86,745
      Invitrogen Corp.*(a)...........................  7,000      219,030
      Medicis Pharmaceutical Corp. - Class A*(a).....  7,000      347,690
      Taro Pharmaceutical Industries, Ltd. (Israel) -
         Class A*(a).................................  8,300      312,080
                                                             ------------
                                                                       2,257,513
                                                             ------------
      Restaurants - 2.9%
      Krispy Kreme Doughnuts, Inc.*(a)...............  6,700      226,259
      P.F. Chang's China Bistro, Inc.*(a)............ 11,100      402,930
      Panera Bread Co. - Class A*(a).................  9,700      337,657
      RARE Hospitality Intl., Inc.*.................. 12,000      331,440
      Sonic Corp.*(a)................................ 15,700      321,693
                                                             ------------
                                                                       1,619,979
                                                             ------------
      Retailers - 2.3%
      99 Cents Only Stores*(a)....................... 12,500      335,750
      Cosi, Inc.*(a)................................. 14,100       78,396
      Fred's, Inc. - Class A.........................  9,700      249,290
      GameStop Corp. - Class A*(a)................... 15,300      149,940
      Hollywood Entertainment Corp.*.................  9,700      146,470
      Restoration Hardware, Inc.*(a)................. 22,300      111,723
      Tractor Supply Co.*............................  5,400      203,040
                                                             ------------
                                                                       1,274,609
                                                             ------------
      Transportation - 0.5%
      GulfMark Offshore, Inc.*....................... 16,700      246,325
                                                             ------------
      Total Common Stocks (Cost $50,477,359)                   48,080,114
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)



     ----------------------------------------------------------------------
     Security                                        Par         Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------
      Short-Term Investments - 41.8% State Street Bank and Trust Co.,
       Repurchase Agreement, dated 12/31/02 at 1.18% to be repurchased at 9,121,598 on 01/02/03 collateralized by $9,015,000 FHLB 3.25% due
       11/15/04 with a value of
       $9,304,571................................ $ 9,121,000 $ 9,121,000 State
     Street Navigator Securities Lending
       Prime Portfolio(c)........................  13,619,091   13,619,091
     U.S. Treasury Bill, 1.180%, due
       03/20/03(b)...............................     500,000      498,722
                                                              ------------
     Total Short-Term Investments
     (Cost $23,238,813)                                         23,238,813
                                                              ------------

     TOTAL INVESTMENTS - 128.3%
     (Cost $73,716,172)                                         71,318,927

     Other Assets and Liabilities (net) - (28.3%)              (15,713,822)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $ 55,605,105
                                                              ============


Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) All or a portion of these securities have been segregated to cover open futures contracts.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                                Shares  (Note 2)
         -------------------------------------------------------------

         Common Stocks - 81.1%
         Advertising - 1.3%
         Omnicom Group, Inc........................  8,300 $   536,180
                                                           -----------
         Aerospace & Defense - 2.0%
         Northrop Grumman Corp.....................  4,000     388,000
         Raytheon Co............................... 14,500     445,875
                                                           -----------
                                                                         833,875
                                                           -----------
         Banking - 0.9%
         Marshall and Ilsley Corp..................  7,100     194,398
         TCF Financial Corp........................  4,200     183,498
                                                           -----------
                                                                         377,896
                                                           -----------
         Beverages, Food & Tobacco - 1.0%
         Campbell Soup Co.......................... 17,500     410,725
                                                           -----------
         Building Materials - 0.7%
         Martin Marietta Materials, Inc............  9,800     300,468
                                                           -----------
         Chemicals - 1.9%
         Engelhard Corp............................ 17,500     391,125
         Rohm & Haas Co............................ 12,200     396,256
                                                           -----------
                                                                         787,381
                                                           -----------
         Commercial Services - 5.5%
         Ceridian Corp.*(a)........................ 66,500     958,930
         Certegy, Inc.*............................ 22,700     557,285
         Convergys Corp.*.......................... 28,700     434,805
         Kennametal, Inc...........................  8,700     299,976
                                                           -----------
                                                                       2,250,996
                                                           -----------
         Communications - 1.1%
         Advanced Fibre Communications, Inc.*...... 26,300     438,684
                                                           -----------
         Computer Software & Processing - 6.7%
         Affiliated Computer Services, Inc. - Class
           A*(a)...................................  7,800     410,670
         BMC Software, Inc.*....................... 22,900     391,819
         Computer Associates International, Inc.... 76,200   1,028,700
         Diebold, Inc.............................. 10,200     420,444
         Peoplesoft, Inc.*......................... 28,500     521,550
                                                           -----------
                                                                       2,773,183
                                                           -----------
         Containers & Packaging - 1.0%
         Pactiv Corp.*............................. 19,400     424,084
                                                           -----------
         Cosmetics & Personal Care - 1.3%
         Avon Products, Inc........................  9,700     522,539
                                                           -----------
         Electric Utilities - 2.4%
         FPL Group, Inc............................  2,800     168,364
         Wisconsin Energy Corp..................... 33,000     831,600
                                                           -----------
                                                                         999,964
                                                           -----------
         Electrical Equipment - 0.7%
         Molex, Inc. - Class A..................... 15,500     308,295
                                                           -----------
         Electronics - 4.2%
         Amphenol Corp. - Class A*(a).............. 14,500     551,000
         Microchip Technology, Inc................. 13,750     336,187

           ---------------------------------------------------------
           Security                                        Value
           Description                            Shares  (Note 2)
           ---------------------------------------------------------

           Electronics - continued
           Novellus Systems, Inc.*............... 11,600 $   325,728
           Vishay Intertechnology, Inc.*(a)...... 15,800     176,644
           Xilinx, Inc.*......................... 16,300     335,780
                                                         -----------
                                                                       1,725,339
                                                         -----------
           Entertainment & Leisure - 2.6%
           Brunswick Corp.(a).................... 41,300     820,218
           Mattel, Inc........................... 13,800     264,270
                                                         -----------
                                                                       1,084,488
                                                         -----------
           Environmental Controls - 1.8%
           Republic Services, Inc.*.............. 35,200     738,496
                                                         -----------
           Food Retailers - 2.4%
           Kroger Co.*........................... 35,400     546,930
           Safeway, Inc.*........................ 18,200     425,152
                                                         -----------
                                                                         972,082
                                                         -----------
           Forest Products & Paper - 0.8%
           Louisiana-Pacific Corp.*(a)........... 42,200     340,132
                                                         -----------
           Health Care Products - 7.8%
           Apogent Technologies, Inc.*........... 39,500     821,600
           Bard (C.R.), Inc......................  6,800     394,400
           Beckman Coulter, Inc.................. 13,900     410,328
           Mettler-Toledo International, Inc.*... 15,500     496,930
           Millipore Corp.(a).................... 10,600     360,400
           Waters Corp.*......................... 34,400     749,232
                                                         -----------
                                                                       3,232,890
                                                         -----------
           Heavy Machinery - 4.3%
           Black & Decker Corp...................  9,200     394,588
           Cooper Cameron Corp.*.................  6,300     313,866
           Flowserve Corp.*...................... 19,800     292,842
           Rockwell Automation, Inc.............. 20,500     424,555
           Zebra Technologies Corp. - Class A*(a)  6,100     349,530
                                                         -----------
                                                                       1,775,381
                                                         -----------
           Home Construction, Furnishings & Appliances - 2.4%
           Herman Miller, Inc.(a)................ 32,800     603,520
           Whirlpool Corp........................  7,700     402,094
                                                         -----------
                                                                       1,005,614
                                                         -----------
           Household Products - 1.9%
           Dial Corp............................. 25,300     515,361
           Fortune Brands, Inc...................  5,700     265,107
                                                         -----------
                                                                         780,468
                                                         -----------
           Industrial - Diversified - 4.0%
           ITT Industries, Inc...................  3,900     236,691
           Pentair, Inc.......................... 12,700     438,785
           Roper Industries, Inc................. 13,700     501,420
           SPX Corp.*............................ 12,100     453,145
                                                         -----------
                                                                       1,630,041
                                                         -----------
           Industrial Machinery - 2.4%
           Dover Corp............................ 33,700     982,692
                                                         -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


           ----------------------------------------------------------
           Security                                         Value
           Description                             Shares  (Note 2)
           ----------------------------------------------------------

           Insurance - 3.8%
           ACE, Ltd............................... 19,300 $   566,262
           MGIC Investment Corp...................  7,900     326,270
           Principal Financial Group, Inc......... 16,500     497,145
           XL Capital, Ltd. - Class A.............  2,400     185,400
                                                          -----------
                                                                       1,575,077
                                                          -----------
           Oil & Gas - 3.3%
           BJ Services Co.*.......................  9,900     319,869
           Noble Corp.*...........................  8,300     291,745
           Valero Energy Corp.(a)................. 12,400     458,056
           Weatherford International, Ltd.*.......  7,100     283,503
                                                          -----------
                                                                       1,353,173
                                                          -----------
           Pharmaceuticals - 3.7%
           IMS Health, Inc........................ 46,400     742,400
           Teva Pharmaceutical Industries, Ltd.
             (ADR)*(a)............................ 13,500     521,235
           Watson Pharmaceuticals, Inc.*..........  9,000     254,430
                                                          -----------
                                                                       1,518,065
                                                          -----------
           Restaurants - 1.9%
           Jack in the Box, Inc.*................. 20,300     350,987
           Outback Steakhouse, Inc................ 12,500     430,500
                                                          -----------
                                                                         781,487
                                                          -----------
           Retailers - 4.1%
           Barnes & Noble, Inc.*.................. 16,200     292,734
           Best Buy Co., Inc.*.................... 24,000     579,600
           BJ's Wholesale Club, Inc.*............. 20,900     382,470
           Family Dollar Stores, Inc.............. 13,600     424,456
                                                          -----------
                                                                       1,679,260
                                                          -----------
           Textiles, Clothing & Fabrics - 2.6%
           Mohawk Industries, Inc.*...............  9,663     550,308
           NIKE, Inc. - Class B................... 12,100     538,087
                                                          -----------
                                                                       1,088,395
                                                          -----------
           Transportation - 0.6%
           Norfolk Southern Corp.................. 12,500     249,875
                                                          -----------
           Total Common Stocks (Cost $ 35,092,285)         33,477,225
                                                          -----------

      -------------------------------------------------------------------
      Security                                       Par        Value
      Description                                   Amount     (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 24.7%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated 12/31/02 at 1.18% to be repurchased at
        $9,525,624 on 01/02/03 collateralized by $9,580,000 FNMA 3.30% due
        02/25/04 with a value of
        $9,718,967............................... $9,525,000 $ 9,525,000 State
      Street Navigator Securities Lending
        Prime Portfolio(b).......................    675,180     675,180
                                                             -----------
      Total Short-Term Investments
      (Cost $10,200,180)                                      10,200,180
                                                             -----------

      TOTAL INVESTMENTS - 105.8%
      (Cost $45,292,464)                                      43,677,405

      Other Assets and Liabilities (net) - (5.8%)             (2,379,093)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $41,298,312
                                                             ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


             ------------------------------------------------------
             Security                                     Value
             Description                        Shares   (Note 2)
             ------------------------------------------------------

             Common Stocks - 68.6%
             Australia - 5.8%
             BHP Billiton, Ltd.................  24,900 $   142,227
             QBE Insurance Group, Ltd.......... 274,000   1,256,677
                                                        -----------
                                                                       1,398,904
                                                        -----------
             Finland - 3.5%
             Huhtamaki Oyj.....................  85,500     856,289
                                                        -----------
             France - 8.9%
             Carrefour S.A.....................   7,600     338,172
             CNP Assurances....................   6,600     244,672
             Groupe Danone.....................   9,400   1,263,767
             Renault S.A.......................   6,600     309,941
                                                        -----------
                                                                       2,156,552
                                                        -----------
             Germany - 1.3%
             Continental AG *..................  20,600     321,888
                                                        -----------
             Hong Kong - 4.6%
             Cathay Pacific Airways, Ltd....... 404,600     552,538
             CNOOC, Ltd........................ 429,000     561,104
                                                        -----------
                                                                       1,113,642
                                                        -----------
             Italy - 3.5%
             Saipem SpA........................ 124,700     833,023
                                                        -----------
             Japan - 16.0%
             Denso Corp........................  48,000     786,932
             FANUC, Ltd........................   4,400     194,510
             Fujisawa Pharmaceutical Co., Ltd..  15,000     342,918
             Nikon Corp........................  57,000     428,124
             Rohm Co., Ltd.....................   1,600     203,570
             Sumitomo Trust & Banking Co., Ltd. 101,000     409,069
             Takeda Chemical Industries, Ltd...  29,000   1,211,182
             Tokyo Broadcasting System, Inc....  24,000     301,516
                                                        -----------
                                                                       3,877,821
                                                        -----------
             Netherlands - 1.4%
             Heineken N.V......................   8,800     343,302
                                                        -----------
             Norway - 1.5%
             Norsk Hydro ASA...................   8,000     358,188
                                                        -----------
             Sweden - 10.3%
             Assa Abloy AB - Series B..........  58,600     670,658
             Autoliv, Inc. (SDR)...............  38,500     790,459
             Skandinaviska Enskilda Banken AB..  58,400     487,002
             Telefonaktiebolaget LM Ericsson*.. 766,900     538,083
                                                        -----------
                                                                       2,486,202
                                                        -----------

       -----------------------------------------------------------------
       Security                                   Shares/Par   Value
       Description                                  Amount    (Note 2)
       -----------------------------------------------------------------

       Switzerland - 4.4%
       Novartis AG...............................      8,700 $   317,342
       Swatch Group AG...........................     43,600     737,647
                                                             -----------
                                                                       1,054,989
                                                             -----------
       United Kingdom - 7.4%
       Anglo American Plc........................     13,400     198,958
       British Sky Broadcasting Group Plc *......     77,300     795,008
       GlaxoSmithKline Plc.......................     24,000     460,446
       Invensys Plc..............................    387,700     329,161
                                                             -----------
                                                                       1,783,573
                                                             -----------
       Total Common Stocks (Cost $16,932,058)                 16,584,373
                                                             -----------

       Preferred Stock - 3.8%
       France - 3.8%
       Sagem S.A. (Cost $923,566)................     18,400     914,634
                                                             -----------

       Short-Term Investments - 27.2%
       American Express Credit Corp., 1.290%, due
         01/03/03................................ $1,042,000   1,041,925
       American Express Credit Corp., 1.330%, due
         01/07/03................................    433,000     432,904
       Caterpillar, Inc., 1.200%, due 01/02/03...    982,000     981,967
       Federal Home Loan Mortgage Corp., 1.180%,
         due 01/16/03............................  1,375,000   1,374,324
       Gannett Co., Inc., 1.290%, due 01/06/03...    640,000     639,885
       Merck & Co., Inc., 1.280%, due 01/10/03...    827,000     826,735
       Merck & Co., Inc., 1.300%, due 01/21/03...    275,000     274,802
       Wells Fargo & Company, 1.320%, due
         01/13/03................................  1,000,000     999,560
                                                             -----------
       Total Short-Term Investments
       (Cost $6,572,102)                                       6,572,102
                                                             -----------

       TOTAL INVESTMENTS - 99.6%
       (Cost $24,427,726)                                     24,071,109
       Other Assets and Liabilities (net) - 0.4%                 105,357
                                                             -----------

       TOTAL NET ASSETS - 100.0%                             $24,176,466
                                                             ===========

Portfolio Footnotes:

* Non-income producing security.

SDR - Swedish Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


             Summary of Total Foreign Securities by Industry Classification 12/31/2002
             -------------------------------------------------------------------------
                                                     Value        Percent of Net
             Industry                                (000)            Assets
             -------------------------------------------------------------------------
             Airlines                                   553             2.3%
             Automotive                               2,209             9.2%
             Banking                                    896             3.7%
             Beverages, Food & Tobacco                1,607             6.6%
             Commercial Services                        671             2.8%
             Communications                             538             2.2%
             Electronics                              1,642             6.8%
             Entertainment & Leisure                    428             1.8%
             Food Retailers                             338             1.4%
             Industrial--Diversified                  1,214             5.0%
             Insurance                                1,501             6.2%
             Media-Broadcasting & Publishing          1,097             4.5%
             Mining                                     341             1.4%
             Oil & Gas                                1,394             5.8%
             Pharmaceuticals                          2,332             9.6%
             Retailers                                  738             3.1%
                                                       -------         ----
                                                    $17,499            72.4%
                                                       =======         ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Common Stocks - 91.1%
          Apparel Retailers - 3.0%
          Maxwell Shoe Co., Inc. - Class A*......  98,200 $  1,141,084
                                                          ------------
          Banking - 2.2%
          Brookline Bancorp, Inc.................  70,700      841,330
                                                          ------------
          Building Construction - 2.6%
          Modtech Holdings, Inc.*................ 101,900      988,430
                                                          ------------
          Chemicals - 0.8%
          Agrium, Inc............................  26,400      298,584
                                                          ------------
          Communications - 10.5%
          CIENA Corp.*(a)........................ 139,300      716,002
          CommScope, Inc.*(a).................... 146,100    1,154,190
          Comverse Technology, Inc.*............. 108,800    1,090,176
          Sycamore Networks, Inc.*............... 133,100      384,659
          Tellabs, Inc.*(a)......................  82,400      599,048
                                                          ------------
                                                                       3,944,075
                                                          ------------
          Computer Software & Processing - 3.7%
          Cap Gemini SA..........................   5,000      114,203
          Geac Computer Corp., Ltd.*............. 185,200      504,121
          Roxio, Inc.*(a)........................  27,100      129,267
          Ulticom, Inc.*(a)......................  85,300      638,897
                                                          ------------
                                                                       1,386,488
                                                          ------------
          Diversified Operations - 0.9%
          Trinity Industries, Inc.(a)............  18,500      350,760
                                                          ------------
          Electrical Equipment - 6.5%
          American Power Conversion Corp.*(a)....  20,000      303,000
          Credence Systems Corp.*(a).............  70,000      653,100
          Electro Scientific Industries, Inc.*(a)  46,100      922,000
          Makita Corp. (ADR).....................  75,800      549,550
                                                          ------------
                                                                       2,427,650
                                                          ------------
          Electronics - 11.5%
          AVX Corp.(a)........................... 102,100    1,000,580
          Bel Fuse, Inc. - Class B(a)............   2,000       40,300
          CyberOptics Corp.*.....................  43,600      207,623
          KEMET Corp.*(a)........................ 148,400    1,297,016
          Park Electrochemical Corp.(a)..........  52,900    1,015,680
          TriQuint Semiconductor, Inc.*(a)....... 180,100      763,624
                                                          ------------
                                                                       4,324,823
                                                          ------------
          Energy - 0.2%
          Aquila, Inc.(a)........................  35,000       61,950
                                                          ------------
          Financial Services - 12.1%
          BKF Capital Group, Inc.*...............  55,000      970,750
          Ichiyoshi Securities Co., Ltd.......... 252,000      424,385
          Instinet Group, Inc.(a)................ 259,700    1,098,531
          SWS Group, Inc.(a).....................  48,500      657,660
          Westwood Holdings Group, Inc.(a)....... 102,875    1,379,554
                                                          ------------
                                                                       4,530,880
                                                          ------------

       ------------------------------------------------------------------
       Security                                   Shares/Par    Value
       Description                                  Amount     (Note 2)
       ------------------------------------------------------------------

       Forest Products & Paper - 3.4%
       SFK Pulp Fund.............................     87,500 $    564,981
       TimberWest Forest Corp....................     95,900      728,493
                                                             ------------
                                                                       1,293,474
                                                             ------------
       Health Care Products - 2.0%
       Coherent, Inc.*(a)........................     37,200      742,140
                                                             ------------
       Heavy Machinery - 2.9%
       Alamo Group, Inc.(a)......................     88,300    1,081,675
                                                             ------------
       Home Construction, Furnishings & Appliances - 0.5%
       Herman Miller, Inc.(a)....................     10,300      189,520
                                                             ------------
       Insurance - 4.5%
       E-L Financial Corp........................      4,350      633,348
       FBL Financial Group, Inc. - Class A.......     46,000      895,620
       Phoenix Companies, Inc.(a)................     22,000      167,200
                                                             ------------
                                                                       1,696,168
                                                             ------------
       Metals - 2.8%
       RTI International Metals, Inc.*...........    102,700    1,037,270
                                                             ------------
       Pharmaceuticals - 1.8%
       PAREXEL International Corp.*(a)...........     60,300      662,697
                                                             ------------
       Real Estate - 15.5%
       Avatar Holdings, Inc.*(a).................     16,600      381,800
       Brookfield Properties Corp................     12,500      252,500
       Catellus Development Corp.*(a)............     20,600      408,910
       Forest City Enterprises, Inc. - Class A(a)     36,000    1,200,600
       LNR Property Corp.(a).....................     18,500      654,900
       St. Joe Co.(a)............................      5,600      168,000
       Trammell Crow Co.*(a).....................    163,200    1,468,800
       Wellsford Real Properties, Inc.*..........     82,900    1,306,504
                                                             ------------
                                                                       5,842,014
                                                             ------------
       Restaurants - 1.1%
       Jack in the Box, Inc.*....................     25,000      432,250
                                                             ------------
       Transportation - 2.6%
       Alexander & Baldwin, Inc..................     22,600      582,854
       Bergesen D.Y. ASA.........................     19,750      375,925
                                                             ------------
                                                                         958,779
                                                             ------------
       Total Common Stocks (Cost $ 35,103,793)                 34,232,041
                                                             ------------
       Short-Term Investments - 36.7%
       State Street Bank and Trust Co.,
         Repurchase Agreement, dated 12/31/02 at .15% to be repurchased at
         $4,991,042 on 01/02/03 collateralized by $3,800,000 USTB 7.25% due
         08/15/22 with a value of
         $5,092,000.............................. $4,991,000    4,991,000
       State Street Navigator Securities Lending
         Prime Portfolio(b)......................  8,770,967    8,770,967
                                                             ------------
       Total Short-Term Investments
       (Cost $13,761,967)                                      13,761,967
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                          Value
          Description                                      (Note 2)
          ------------------------------------------------------------

          TOTAL INVESTMENTS - 127.8%
          (Cost $48,865,760)                             $ 47,994,008

          Other Assets and Liabilities (net) - (27.8%)    (10,425,562)
                                                         ------------

          TOTAL NET ASSETS - 100.0%                      $ 37,568,446
                                                         ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

USTB - United States Treasury Bond

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2002


                                                                           J.P.
                                                                         Morgan
                                                                         J.P.
                                                                         Morgan
                                                                         J.P.
                                                                         Morgan
                                                                         Small
                                                                         Cap
                                                                         Stock
                                                                         Quality
                                                                         Bond
                                                                         Select
                                                                         Equity
                                                                            Portfolio      Portfolio      Portfolio
                                                                         ---------------  ------------  -------------
Assets
   Investments, at value (Note 2)*                                          $ 55,152,215  $171,042,085   $114,188,214
   Repurchase Agreement                                                        1,897,000    58,529,000      3,277,000
   Cash                                                                              193           595            465
   Cash denominated in foreign currencies**                                           --         3,923             --
   Receivable for investments sold                                               256,829    34,375,938        140,331
   Receivable for Trust shares sold                                                   --        36,850             --
   Dividends receivable                                                           43,182            --        114,859
   Interest receivable                                                             2,498     1,066,168            954
   Net variation margin on financial futures contracts (Note 6)                       --            --          4,550
   Unrealized appreciation on forward currency contracts (Note 7)                     --            --             --

                                                                         ---------------  ------------  -------------
      Total assets                                                            57,351,917   265,054,559    117,726,373

                                                                         ---------------  ------------  -------------
Liabilities
   Payables for:
      Investments purchased                                                      585,868            --        272,552
      When-issued / delayed delivery investments (Note 2)                             --    91,289,499             --
      Trust shares redeemed                                                       48,020       185,577         86,137
      Net variation margin on financial futures contracts (Note 6)                    --         2,312             --
      Unrealized depreciation on forward currency contracts (Note 7)                  --            --             --
      Cash denominated in foreign currencies**                                        --            --             --
      Distribution and services fees - Class B                                       443         6,215          1,459
      Distribution and services fees - Class E                                        --            --             --
      Collateral on securities on loan                                         7,414,733     7,685,628      1,559,639
      Investment advisory fee payable (Note 3)                                    36,106        67,183         62,867
      Administration fee payable                                                   2,480         6,187          4,747
      Custodian and accounting fees payable                                        7,162         8,458          5,915
   Accrued expenses                                                               27,532        29,052         33,650

                                                                         ---------------  ------------  -------------
      Total liabilities                                                        8,122,344    99,280,111      2,026,966

                                                                         ---------------  ------------  -------------
Net Assets                                                                  $ 49,229,573  $165,774,448   $115,699,407
                                                                         ===============  ============  =============
Net Assets Represented by:
   Paid in surplus                                                          $ 67,556,922  $154,164,518   $178,579,467
   Accumulated net realized gain (loss)                                      (14,923,106)   (1,101,069)   (44,820,725)
   Unrealized appreciation (depreciation) on investments, futures
      contracts and foreign currency                                          (3,404,243)    5,849,945    (18,755,107)
   Undistributed (distributions in excess of) net investment income                   --     6,861,054        695,772

                                                                         ---------------  ------------  -------------
      Total                                                                 $ 49,229,573  $165,774,448   $115,699,407
                                                                         ===============  ============  =============
Net Assets
   Class A                                                                  $ 47,150,897  $134,925,177   $108,912,563
                                                                         ===============  ============  =============
   Class B                                                                     2,078,676    30,849,271      6,786,844
                                                                         ===============  ============  =============
   Class E                                                                            --            --             --
                                                                         ===============  ============  =============
Capital Shares Outstanding
   Class A                                                                     5,090,538    11,364,340     11,480,415
                                                                         ===============  ============  =============
   Class B                                                                       225,283     2,609,032        718,404
                                                                         ===============  ============  =============
   Class E                                                                            --            --             --
                                                                         ===============  ============  =============
Net Asset Value and Offering Price Per Share
   Class A                                                                         $9.26        $11.87          $9.49
                                                                         ===============  ============  =============
   Class B                                                                          9.23         11.82           9.45
                                                                         ===============  ============  =============
   Class E                                                                            --            --             --
                                                                         ===============  ============  =============

----------------------------------------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                       $ 58,556,458  $165,106,234   $132,892,500
**Cost of cash denominated in foreign currencies                                      --         1,430             --

                       See notes to financial statements

 J.P. Morgan J.P. Morgan Lord Abbett Lord Abbett Enhanced Index International Equity Bond Debenture Mid-Cap Value
  Portfolio          Portfolio          Portfolio       Portfolio
--------------  --------------------  --------------  -------------
  $119,513,870          $ 57,361,045    $422,262,971   $128,167,234
       732,000                    --      19,817,000      6,151,000
           968                76,507         460,013            489
            --                    --              --             --
        65,411                    --              --             --
           450                   234         620,178         27,437
       195,604                46,906          85,000        143,672
         1,669                 1,909       6,936,436          1,476
         1,845                    --              --             --
            --               270,463              --             --
--------------  --------------------  --------------  -------------
   120,511,817            57,757,064     450,181,598    134,491,308
--------------  --------------------  --------------  -------------
        71,788                57,180         459,608        759,215
            --                    --              --             --
       150,796                44,734          55,346         24,372
            --                    --              --             --
            --               352,434              --             --
            --                 1,211              --             --
           968                   327          39,080         10,707
            --                    --             285             --
     1,324,700             4,767,989      47,320,591      7,904,120
        48,576                19,654          84,933         74,106
         4,861                 2,565          14,034          4,924
         7,432                20,847           9,547          4,512
        35,434                31,960         128,362         35,241
--------------  --------------------  --------------  -------------
     1,644,555             5,298,901      48,111,786      8,817,197
--------------  --------------------  --------------  -------------
  $118,867,262          $ 52,458,163    $402,069,812   $125,674,111
==============  ====================  ==============  =============
  $200,107,834          $ 94,331,684    $433,343,939   $122,661,211
   (58,129,011)          (35,877,642)    (32,201,027)     2,237,981
   (24,437,383)           (6,120,180)    (14,780,755)      (269,251)
     1,325,822               124,301      15,707,655      1,044,170
--------------  --------------------  --------------  -------------
  $118,867,262          $ 52,458,163    $402,069,812   $125,674,111
==============  ====================  ==============  =============
  $114,385,230          $ 50,896,930    $202,139,702   $ 74,031,655
==============  ====================  ==============  =============
     4,482,032             1,561,233     197,446,550     51,642,456
==============  ====================  ==============  =============
            --                    --       2,483,560             --
==============  ====================  ==============  =============
    10,464,466             7,006,860      19,736,383      5,138,713
==============  ====================  ==============  =============
       411,632               215,908      19,347,224      3,598,974
==============  ====================  ==============  =============
            --                    --        -243,035             --
==============  ====================  ==============  =============
        $10.93                 $7.26          $10.24         $14.41
==============  ====================  ==============  =============
         10.89                  7.23           10.21          14.35
==============  ====================  ==============  =============
            --                    --           10.22             --
==============  ====================  ==============  =============

--------------------------------------------------------------------
  $143,926,331          $ 63,401,721    $437,043,727   $128,436,485
            --                (1,192)             --             --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2002


                                                        Lord Abbett         Lord Abbett          Lord Abbett
                                                     Developing Growth  Growth Opportunities  Growth and Income
                                                         Portfolio           Portfolio            Portfolio
                                                     -----------------  --------------------  -----------------
Assets
   Investments, at value (Note 2)*                         $30,644,412           $21,276,159     $1,216,520,490
   Repurchase Agreement                                      1,031,000               982,000         63,401,000
   Cash                                                          5,183                   599            287,602
   Cash denominated in foreign currencies**                         --                    --                 --
   Receivable for investments sold                             192,314                    --         11,182,977
   Receivable for Trust shares sold                                 --                    --            726,070
   Dividends receivable                                          1,744                 1,225          1,593,370
   Interest receivable                                           1,933                   894              9,179
   Receivable from investment adviser (Note 3)                      --                    --                 --

                                                     -----------------  --------------------  -----------------
      Total assets                                          31,876,586            22,260,877      1,293,720,688

                                                     -----------------  --------------------  -----------------
Liabilities
   Payables for:
      Investments purchased                                    159,793               140,248         28,242,606
      Trust shares redeemed                                     25,149                 5,242            272,867
      Distribution and services fees - Class B                     975                 2,931             69,257
      Distribution and services fees - Class E                      --                    --                 --
      Collateral on securities on loan                       6,865,767             4,605,561         36,862,248
      Investment advisory fee payable (Note 3)                  13,619                 7,860            563,063
      Administration fee payable                                 1,668                 1,415             41,126
      Custodian and accounting fees payable                      5,919                 4,681             13,926
   Accrued expenses                                             25,072                21,163            111,049

                                                     -----------------  --------------------  -----------------
      Total liabilities                                      7,097,962             4,789,101         66,176,142

                                                     -----------------  --------------------  -----------------
Net Assets                                                 $24,778,624           $17,471,776     $1,227,544,546
                                                     =================  ====================  =================
Net Assets Represented by:
   Paid in surplus                                         $40,141,152           $21,392,298     $1,381,182,766
   Accumulated net realized gain (loss)                     (8,812,551)           (3,388,985)       (17,243,294)
   Unrealized appreciation (depreciation) on
      investments, futures contracts and foreign
      currency                                              (6,549,977)             (527,341)      (147,881,803)
   Undistributed (distributions in excess of) net
      investment income                                             --                (4,196)        11,486,877

                                                     -----------------  --------------------  -----------------
      Total                                                $24,778,624           $17,471,776     $1,227,544,546
                                                     =================  ====================  =================
Net Assets
   Class A                                                 $20,187,106           $ 3,807,118     $  890,215,459
                                                     =================  ====================  =================
   Class B                                                   4,591,518            13,664,658        337,329,088
                                                     =================  ====================  =================
   Class E                                                          --                    --                 --
                                                     =================  ====================  =================
Capital Shares Outstanding
   Class A                                                   2,666,571               561,210         47,207,857
                                                     =================  ====================  =================
   Class B                                                     608,732             2,024,805         17,964,532
                                                     =================  ====================  =================
   Class E                                                          --                    --                 --
                                                     =================  ====================  =================
Net Asset Value and Offering Price Per Share
   Class A                                                 $      7.57           $      6.78     $        18.86
                                                     =================  ====================  =================
   Class B                                                        7.54                  6.75              18.78
                                                     =================  ====================  =================
   Class E                                                          --                    --                 --
                                                     =================  ====================  =================

----------------------------------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase
  Agreement                                                $37,194,389           $21,803,500     $1,364,402,293
**Cost of cash denominated in foreign currencies                    --                    --                 --

                       See notes to financial statements

      Janus             MFS        MFS Research       Oppenheimer
Aggressive Growth  Mid Cap Growth  International  Capital Appreciation
    Portfolio        Portfolio       Portfolio         Portfolio
-----------------  --------------  -------------  --------------------
      $56,634,241    $ 72,871,808    $76,912,630          $113,157,944
               --      10,978,000      6,295,000            25,277,000
           95,935             281            350                   147
            5,878              --        198,556                 3,221
               --              --        239,295                    --
          348,530         447,115        365,344               641,648
           35,763          48,830         75,229                65,402
              929           1,086          2,463                 1,308
               --          41,036             --                    --
-----------------  --------------  -------------  --------------------
       57,121,276      84,388,156     84,088,867           139,146,670
-----------------  --------------  -------------  --------------------
        3,558,895              --        341,751            12,469,009
               --          12,901         20,637                    --
            9,318          12,607         12,987                24,720
               --             254            208                    --
        3,947,286       3,612,841      5,365,796             3,464,691
           20,406              --         12,203                58,280
            2,364           3,821          3,640                 4,672
            7,521           9,265         26,040                 7,325
           22,463          58,131         37,410                26,089
-----------------  --------------  -------------  --------------------
        7,568,253       3,709,820      5,820,672            16,054,786
-----------------  --------------  -------------  --------------------
      $49,553,023    $ 80,678,336    $78,268,195          $123,091,884
=================  ==============  =============  ====================
      $59,143,700    $108,390,813    $83,481,889          $137,787,264
       (7,456,487)    (27,200,847)    (4,640,249)           (2,446,631)
       (2,127,921)       (502,097)      (587,719)          (12,242,074)
          (6,269 )         (9,533)        14,274                (6,675)
-----------------  --------------  -------------  --------------------
      $49,553,023    $ 80,678,336    $78,268,195          $123,091,884
=================  ==============  =============  ====================
      $ 2,718,494    $ 16,008,758    $ 9,372,007          $    692,800
=================  ==============  =============  ====================
       46,834,529      62,574,328     67,103,097           122,399,084
=================  ==============  =============  ====================
               --       2,095,250      1,793,091                    --
=================  ==============  =============  ====================
          506,384       3,432,300      1,252,032               107,094
=================  ==============  =============  ====================
        8,766,860      13,488,219      8,979,538            18,967,760
=================  ==============  =============  ====================
               --         450,608        239,795                    --
=================  ==============  =============  ====================
      $      5.37    $       4.66    $      7.49          $       6.47
=================  ==============  =============  ====================
             5.34            4.64           7.47                  6.45
=================  ==============  =============  ====================
               --            4.65           7.48                    --
=================  ==============  =============  ====================

-----------------------------------------------------------------------
      $58,761,912    $ 73,373,905    $77,504,991          $125,399,782
            5,772              --        194,952                 3,250

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2002



                                                                                           PIMCO         PIMCO        PIMCO
                                                                                        Money Market  Total Return  Innovation
                                                                                         Portfolio     Portfolio    Portfolio
                                                                                        ------------  ------------ ------------
Assets
   Investments, at value (Note 2)*                                                      $129,024,441  $766,358,740 $ 36,900,171
   Repurchase Agreement                                                                      317,000     5,312,000    1,124,000
   Cash                                                                                          635           751           --
   Cash denominated in foreign currencies**                                                       --     4,004,822           --
   Receivable for investments sold                                                                --       204,401    1,369,236
   Receivable for Trust shares sold                                                            4,796     2,626,505      595,013
   Dividends receivable                                                                           --            --        2,208
   Interest receivable                                                                       307,329     4,475,151        3,187
   Net variation margin on financial futures contracts (Note 6)                                   --            --           --
   Unrealized appreciation on forward currency contracts (Note 7)                                 --       195,583           --
   Receivable from investment adviser (Note 3)                                                    --            --           --

                                                                                        ------------  ------------ ------------
      Total assets                                                                       129,654,201   783,177,953   39,993,815

                                                                                        ------------  ------------ ------------
Liabilities
   Due to bank                                                                                    --            --       43,606
   Payables for:
      Investments purchased                                                                       --    18,923,458    1,489,079
      When-issued / delayed delivery investments (Note 2)                                         --    94,146,756           --
      Trust shares redeemed                                                                1,018,004       470,249          117
      Net variation margin on financial futures contracts (Note 6)                                --        72,060           --
      Open swap contracts at fair value (Note 9)                                                  --     1,472,716           --
      Unrealized depreciation on forward currency contracts (Note 7)                              --       273,546           --
      Outstanding written options                                                                 --     2,391,313           --
      Distribution and services fees - Class B                                                26,012        84,371        3,306
      Distribution and services fees - Class E                                                    --         3,278          147
      Collateral on securities on loan                                                            --    52,790,791    9,037,575
      Interest payable swap position                                                              --       317,415           --
      Investment advisory fee payable (Note 3)                                                41,627       212,722       10,642
      Administration fee payable                                                               4,859        20,101        2,312
      Custodian and accounting fees payable                                                    3,668        13,259        6,649
   Accrued expenses                                                                           20,186        72,815       32,232

                                                                                        ------------  ------------ ------------
      Total liabilities                                                                    1,114,356   171,264,850   10,625,665

                                                                                        ------------  ------------ ------------
Net Assets                                                                              $128,539,845  $611,913,103 $ 29,368,150
                                                                                        ============  ============ ============
Net Assets Represented by:
   Paid in surplus                                                                      $128,545,265  $582,417,762 $ 50,930,244
   Accumulated net realized gain (loss)                                                           --     9,467,564  (20,366,119)
   Unrealized appreciation (depreciation) on investments, futures contracts and foreign
      currency                                                                                    --     8,010,042   (1,188,577)
   Undistributed (distributions in excess of) net investment income                           (5,420)   12,017,735       (7,398)

                                                                                        ------------  ------------ ------------
      Total                                                                             $128,539,845  $611,913,103 $ 29,368,150
                                                                                        ============  ============ ============
Net Assets
   Class A                                                                              $      4,823  $154,986,639 $ 12,963,785
                                                                                        ============  ============ ============
   Class B                                                                               128,535,022   427,747,665   15,210,517
                                                                                        ============  ============ ============
   Class E                                                                                        --    29,178,799    1,193,848
                                                                                        ============  ============ ============
Capital Shares Outstanding
   Class A                                                                                     4,823    13,670,264    4,239,751
                                                                                        ============  ============ ============
   Class B                                                                               128,542,580    37,877,688    5,002,191
                                                                                        ============  ============ ============
   Class E                                                                                        --     2,581,495      391,985
                                                                                        ============  ============ ============
Net Asset Value and Offering Price Per Share
   Class A                                                                              $       1.00  $      11.34 $       3.06
                                                                                        ============  ============ ============
   Class B                                                                                      1.00         11.29         3.04
                                                                                        ============  ============ ============
   Class E                                                                                        --         11.30         3.05
                                                                                        ============  ============ ============

--------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                    $129,024,441  $760,263,534 $ 38,088,748
**Cost of cash denominated in foreign currencies                                                  --     3,928,670           --

                       See notes to financial statements

                                                  State Street
                                                    Research
 Met/Putnam       Met/AIM           Met/AIM       Concentrated    Third Avenue
  Research    Small Cap Growth    Mid Cap Core    International  Small Cap Value
 Portfolio       Portfolio      Equity Portfolio    Portfolio       Portfolio
------------  ----------------  ----------------  -------------  ---------------
$ 59,131,989       $62,197,927       $34,152,405    $24,071,109      $43,003,008
   1,577,000         9,121,000         9,525,000             --        4,991,000
           8             7,821           200,442          1,061              351
          --                --                --             --               --
          --                --            88,346             --               --
     101,640           232,910           170,703        134,184          147,636
      88,384             5,757            17,791         10,585           34,105
         141             3,945               727            466            1,840
          --               300                --             --               --
      12,786                --                --             --               --
          --                --                --          5,262               --
------------  ----------------  ----------------  -------------  ---------------
  60,911,948        71,569,660        44,155,414     24,222,667       48,177,940
------------  ----------------  ----------------  -------------  ---------------
          --                --                --             --               --
       9,848         2,274,418         2,111,745             --        1,801,117
          --                --                --             --               --
       1,522               378            16,976          4,093               --
          --                --                --             --               --
          --                --                --             --               --
      78,243                --                --             --               --
          --                --                --             --               --
       6,951             9,427             6,680          3,426            6,484
          --               204               512            177               --
     297,344        13,619,091           675,180             --        8,770,967
          --                --                --             --               --
      29,157             1,824             4,340             --           14,061
       2,800             3,013             2,582          2,011            1,996
       7,702            15,231             6,472          6,823            4,118
      24,717            40,969            32,615         29,671           10,751
------------  ----------------  ----------------  -------------  ---------------
     458,284        15,964,555         2,857,102         46,201       10,609,494
------------  ----------------  ----------------  -------------  ---------------
$ 60,453,664       $55,605,105       $41,298,312    $24,176,466      $37,568,446
============  ================  ================  =============  ===============
$ 78,990,124       $60,844,994       $43,782,997    $25,676,528      $38,428,024
 (15,202,470)       (2,823,407)         (870,316)    (1,129,810)              --
  (3,313,695)       (2,411,966)       (1,615,059)      (356,288)        (871,905)
     (20,295)           (4,516)              690        (13,964)          12,327
------------  ----------------  ----------------  -------------  ---------------
$ 60,453,664       $55,605,105       $41,298,312    $24,176,466      $37,568,446
============  ================  ================  =============  ===============
$ 26,634,262       $ 6,730,765       $ 4,220,600    $ 4,763,564      $ 4,152,158
============  ================  ================  =============  ===============
  33,819,402        47,114,139        32,801,714     17,878,815       33,416,288
============  ================  ================  =============  ===============
          --         1,760,201         4,275,998      1,534,087               --
============  ================  ================  =============  ===============
   4,142,922           777,758           428,695        535,641          501,011
============  ================  ================  =============  ===============
   5,276,904         5,462,796         3,338,502      2,015,362        4,036,604
============  ================  ================  =============  ===============
          --           203,685           434,773        172,860               --
============  ================  ================  =============  ===============
$       6.43       $      8.65       $      9.85    $      8.89      $      8.29
============  ================  ================  =============  ===============
        6.41              8.62              9.83           8.87             8.28
============  ================  ================  =============  ===============
          --              8.64              9.84           8.87               --
============  ================  ================  =============  ===============

---------------------------------------------------------------------------------
$ 62,380,226       $64,595,172       $35,767,464    $24,427,726      $43,874,760
          --                --                --             --               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Year ended December 31, 2002


                                                  J.P. Morgan J.P. Morgan J.P.
                                                Morgan Small Cap Stock Quality
                                                Bond Select Equity
                                                   Portfolio      Portfolio      Portfolio
                                                ---------------  ------------  -------------
Investment Income:
   Dividends (1)                                   $    709,562   $        --   $  1,827,293
   Interest (2)                                          56,950     7,502,217         62,238

                                                ---------------  ------------  -------------
       Total investment income                          766,512     7,502,217      1,889,531

                                                ---------------  ------------  -------------
Expenses:
   Investment advisory fee (Note 3)                     539,055       773,703        927,582
   Administration fees                                   35,676        70,557         72,015
   Custody and accounting fees                          103,482       110,198         81,765
   Distribution fee - Class B                             4,187        44,137         16,218
   Distribution fee - Class E                                --            --             --
   Transfer agent fees                                    9,917        10,099          9,978
   Audit                                                 20,001        20,640         20,074
   Legal                                                 20,292        20,293         20,292
   Trustee fees and expenses                              9,329         9,329          9,329
   Shareholder reporting                                 17,637        25,294         30,751
   Insurance                                              3,519         6,077          8,007
   Other                                                  2,335            --          3,916

                                                ---------------  ------------  -------------
       Total expenses                                   765,430     1,090,327      1,199,927
       Less fees waived and expenses
          reimbursed by the adviser                          --      (162,747)            --
       Less broker commission recapture                  (1,833)           --         (6,165)

                                                ---------------  ------------  -------------
   Net expenses                                         763,597       927,580      1,193,762

                                                ---------------  ------------  -------------
   Net investment income                                  2,915     6,574,637        695,769

                                                ---------------  ------------  -------------
Net Realized and Unrealized Gain (Loss)
on Investments, Futures Contracts and
Foreign Currency Related Transactions
   Net realized gain (loss) on:
     Investments                                    (12,768,718)    2,005,549    (26,056,639)
     Futures contracts                                       --      (633,037)      (759,859)
     Foreign currency related
       transactions                                           2            --             --

                                                ---------------  ------------  -------------
       Net realized gain (loss) on
          investments, futures
          contracts and foreign
          currency related transactions             (12,768,716)    1,372,512    (26,816,498)

                                                ---------------  ------------  -------------
       Unrealized appreciation
          (depreciation) on
          investments, futures
          contracts and foreign currency
          Beginning of period                          (830,015)    1,043,751      2,982,792
          End of period                              (3,404,243)    5,849,945    (18,755,107)

                                                ---------------  ------------  -------------
   Net change in unrealized
       appreciation (depreciation) on
       investments, futures contracts
       and foreign currency                          (2,574,228)    4,806,194    (21,737,899)

                                                ---------------  ------------  -------------
   Net realized and unrealized gain
       (loss) on investments, futures
       contracts and foreign currency
       related transactions                         (15,342,944)    6,178,706    (48,554,397)
                                                ---------------  ------------  -------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                          $(15,340,029)  $12,753,343   $(47,858,628)
                                                ===============  ============  =============

---------------------------------------------------------------------------------------------
(1) Dividend income is net of
    withholding taxes of:                          $      1,749   $        --   $      5,017
(2) Interest income includes security
    lending income of:                                   49,499        47,120         23,617

                       See notes to financial statements

 J.P. Morgan J.P. Morgan Lord Abbett Lord Abbett Enhanced Index International
Equity Bond Debenture Mid-Cap Value
  Portfolio          Portfolio          Portfolio       Portfolio
--------------  --------------------  --------------  -------------
  $  2,303,296          $  1,255,097    $    832,401   $  2,072,163
        23,347                34,620      21,697,673         58,362
--------------  --------------------  --------------  -------------
     2,326,643             1,289,717      22,530,074      2,130,525
--------------  --------------------  --------------  -------------
       869,834               528,035       1,667,067        768,497
        73,337                37,832         128,490         54,926
       102,025               240,355         111,827         65,331
        10,982                 3,479         219,339         86,256
            --                    --           1,242             --
        10,035                 9,820          14,502         10,069
        20,077                21,607          20,438         20,008
        20,293                20,293          20,293         20,677
         9,329                 9,329           9,329          9,329
        34,701                21,824         173,343         33,948
         8,200                 3,689          12,026          4,715
         4,573                 2,649           5,857          3,840
--------------  --------------------  --------------  -------------
     1,163,386               898,912       2,383,753      1,077,596
      (153,964)             (191,183)       (219,786)       (10,223)
        (3,671)                   --              --         (4,435)
--------------  --------------------  --------------  -------------
     1,005,751               707,729       2,163,967      1,062,938
--------------  --------------------  --------------  -------------
     1,320,892               581,988      20,366,107      1,067,587
--------------  --------------------  --------------  -------------
   (29,925,974)          (13,279,108)    (16,283,551)     2,318,850
      (199,771)               58,436              --             --
            --                15,159              --             --
--------------  --------------------  --------------  -------------
   (30,125,745)          (13,205,513)    (16,283,551)     2,318,850
--------------  --------------------  --------------  -------------
    (7,656,362)           (7,004,909)     (8,509,833)    14,540,802
   (24,437,383)           (6,120,180)    (14,780,755)      (269,251)
--------------  --------------------  --------------  -------------
   (16,781,021)              884,729      (6,270,922)   (14,810,053)
--------------  --------------------  --------------  -------------
   (46,906,766)          (12,320,784)    (22,554,473)   (12,491,203)
--------------  --------------------  --------------  -------------
  $(45,585,874)         $(11,738,796)   $ (2,188,366)  $(11,423,616)
==============  ====================  ==============  =============

--------------------------------------------------------------------
  $      3,373          $    226,953    $         --   $      5,239
        17,822                37,528          77,002         23,842

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Year ended December 31, 2002


                                                   Lord Abbett         Lord Abbett          Lord Abbett
                                                Developing Growth  Growth Opportunities  Growth and Income
                                                    Portfolio           Portfolio            Portfolio
                                                -----------------  --------------------  -----------------
Investment Income:
   Dividends (1)                                     $     36,601           $    35,858      $  19,518,799
   Interest (2)                                            38,019                10,687            393,446

                                                -----------------  --------------------  -----------------
       Total investment income                             74,620                46,545         19,912,245

                                                -----------------  --------------------  -----------------
Expenses:
   Investment advisory fee (Note 3)                       233,256                99,876          7,305,609
   Administration fees                                     22,159                15,106            533,114
   Custody and accounting fees                             81,848                63,383            195,909
   Distribution fee - Class B                               9,684                28,347            526,771
   Distribution fee - Class E                                  --                    --                 --
   Transfer agent fees                                      9,856                 9,645              9,662
   Audit                                                   19,978                19,963             20,705
   Legal                                                   20,293                20,053             20,293
   Trustee fees and expenses                                9,330                 9,329              9,330
   Shareholder reporting                                   13,367                 5,622            267,300
   Insurance                                                1,687                   586             60,598
   Other                                                    2,431                 1,867                 --

                                                -----------------  --------------------  -----------------
       Total expenses                                     423,889               273,777          8,949,291
       Less fees waived and expenses
          reimbursed by the adviser                      (119,049)             (124,154)          (261,347)
       Less broker commission recapture                        --                    --           (262,591)

                                                -----------------  --------------------  -----------------
   Net expenses                                           304,840               149,623          8,425,353

                                                -----------------  --------------------  -----------------
   Net investment income (loss)                          (230,220)             (103,078)        11,486,892

                                                -----------------  --------------------  -----------------
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Related Transactions
   Net realized gain (loss) on:
     Investments                                       (5,494,134)           (2,844,545)       (14,613,963)
     Foreign currency related
       transactions                                            --                    --                 --

                                                -----------------  --------------------  -----------------
       Net realized gain (loss) on
          investments and foreign
          currency related transactions                (5,494,134)           (2,844,545)       (14,613,963)

                                                -----------------  --------------------  -----------------
   Unrealized appreciation
       (depreciation) on investments
       and foreign currency
          Beginning of period                          (1,474,859)              438,224        101,506,320
          End of period                                (6,549,977)             (527,341)      (147,881,803)

                                                -----------------  --------------------  -----------------
   Net change in unrealized
       appreciation (depreciation) on
       investments and foreign currency                (5,075,118)             (965,565)      (249,388,123)

                                                -----------------  --------------------  -----------------
   Net realized and unrealized gain
       (loss) on investments and
       foreign currency related
       transactions                                   (10,569,252)           (3,810,110)      (264,002,086)

                                                -----------------  --------------------  -----------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                            $(10,799,472)          $(3,913,188)     $(252,515,194)
                                                =================  ====================  =================

-----------------------------------------------------------------------------------------------------------
(1)Dividend income is net of
   withholding taxes of:                             $         29           $        47      $      68,917
(2)Interest income includes security
   lending income of:                                      34,055                 8,551            101,016

                       See notes to financial statements

      Janus             MFS        MFS Research       Oppenheimer
Aggressive Growth  Mid Cap Growth  International  Capital Appreciation
    Portfolio        Portfolio       Portfolio         Portfolio
-----------------  --------------  -------------  --------------------
      $   164,861    $    183,313    $   603,855          $    528,804
           71,118          54,911         34,968                80,613
-----------------  --------------  -------------  --------------------
          235,979         238,224        638,823               609,417
-----------------  --------------  -------------  --------------------
          216,931         339,766        316,349               402,546
           21,236          35,883         30,549                35,610
           89,140          98,158        288,376                88,113
           62,489          89,526         78,674               153,365
               --           1,435            899                    --
            9,219          14,305         13,868                 9,306
           19,965          19,974         22,342                19,969
           20,053          28,881         20,053                20,053
            9,329           9,329          9,329                 9,329
              373          69,990         17,270                 7,917
            1,274           2,311          1,491                 2,061
            2,141           2,176          2,122                 2,490
-----------------  --------------  -------------  --------------------
          452,150         711,734        801,322               750,759
         (159,172)       (202,596)      (326,312)             (132,940)
          (13,034)        (22,024)          (223)                   --
-----------------  --------------  -------------  --------------------
          279,944         487,114        474,787               617,819
-----------------  --------------  -------------  --------------------
          (43,965)       (248,890)       164,036                (8,402)
-----------------  --------------  -------------  --------------------
       (5,581,079)    (26,784,134)    (3,366,323)           (2,166,263)
               25              --         10,777                   (20)
-----------------  --------------  -------------  --------------------
       (5,581,054)    (26,784,134)    (3,355,546)           (2,166,283)
-----------------  --------------  -------------  --------------------
          721,113         106,436        378,648              (112,622)
       (2,127,921)       (502,097)      (587,719)          (12,242,074)
-----------------  --------------  -------------  --------------------
       (2,849,034)       (608,533)      (966,367)          (12,129,452)
-----------------  --------------  -------------  --------------------
       (8,430,088)    (27,392,667)    (4,321,913)          (14,295,735)
-----------------  --------------  -------------  --------------------
      $(8,474,053)   $(27,641,557)   $(4,157,877)         $(14,304,137)
=================  ==============  =============  ====================

-----------------------------------------------------------------------
      $     1,637    $        265    $    71,965          $      3,876
            8,197          17,279         21,768                18,947

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Period ended December 31, 2002


                                                                                 PIMCO         PIMCO         PIMCO
                                                                              Money Market  Total Return   Innovation
                                                                               Portfolio     Portfolio     Portfolio
                                                                              ------------  ------------  ------------
Investment Income:
   Dividends (1)                                                                $       --   $        --  $     21,776
   Interest (2)                                                                  1,267,696    11,071,524        17,451

                                                                              ------------  ------------  ------------
      Total investment income                                                    1,267,696    11,071,524        39,227

                                                                              ------------  ------------  ------------
Expenses:
   Investment advisory fee (Note 3)                                                283,685     1,480,483       290,673
   Deferred Expense Reimbursement (Note 3)                                              --        14,962            --
   Administration fees                                                              39,411       137,317        25,709
   Custody and accounting fees                                                      44,036       131,078        80,024
   Distribution fee - Class B                                                      176,346       466,294        30,025
   Distribution fee - Class E                                                           --        12,999           644
   Transfer agent fees                                                               9,600        14,255        13,932
   Audit                                                                            19,969        37,408        19,968
   Legal                                                                            20,053        27,718        20,053
   Trustee fees and expenses                                                         9,329         9,329         9,329
   Shareholder reporting                                                             1,652        64,769        13,308
   Insurance                                                                         1,644         7,308         1,414
   Organizational expense                                                               --            --            --
   Other                                                                             2,433            --         1,929

                                                                              ------------  ------------  ------------
      Total expenses                                                               608,158     2,403,920       507,008
      Less fees waived and expenses reimbursed by the adviser                      (78,237)           --      (171,885)
      Less broker commission recapture                                                  --            --       (18,435)

                                                                              ------------  ------------  ------------
   Net expenses                                                                    529,921     2,403,920       316,688

                                                                              ------------  ------------  ------------
   Net investment income                                                           737,775     8,667,604      (277,461)

                                                                              ------------  ------------  ------------
Net Realized and Unrealized Gain (Loss) on Investments,
Futures Contracts, Options Contracts, Swap Contracts and Foreign
Currency Related Transactions
   Net realized gain (loss) on:
   Investments                                                                       8,897     8,380,725   (19,688,462)
   Futures contracts                                                                    --     6,733,423            --
   Options contracts                                                                    --    (1,510,510)           --
   Swap contracts                                                                       --      (805,011)           --
   Foreign currency related transactions                                                --       518,630            --

                                                                              ------------  ------------  ------------
      Net realized gain (loss) on investments, futures contracts, options contracts, swap contracts, options contracts, swap contracts and
         foreign currency related transactions                                       8,897    13,317,257   (19,688,462)

                                                                              ------------  ------------  ------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                           --       543,940      (337,626)
          End of period                                                                 --     8,010,042    (1,188,577)

                                                                              ------------  ------------  ------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign
      currency                                                                          --     7,466,102      (850,951)

                                                                              ------------  ------------  ------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
      transactions                                                                   8,897    20,783,359   (20,539,413)

                                                                              ------------  ------------  ------------
Net Increase (Decrease) in Net Assets Resulting from Operations                 $  746,672   $29,450,963  $(20,816,874)
                                                                              ============  ============  ============

------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                              $       --   $        --  $      4,171
(2)Interest income includes security lending income of:                                 --        25,209        12,696
*For the period from 5/1/2002 (Commencement of operations) through 12/31/2002

                                                                               Met/Putnam
                                                                                Research
                                                                               Portfolio
                                                                              ------------
Investment Income:
   Dividends (1)                                                              $    749,362
   Interest (2)                                                                     36,182

                                                                              ------------
      Total investment income                                                      785,544

                                                                              ------------
Expenses:
   Investment advisory fee (Note 3)                                                437,134
   Deferred Expense Reimbursement (Note 3)                                              --
   Administration fees                                                              33,260
   Custody and accounting fees                                                      68,214
   Distribution fee - Class B                                                       58,334
   Distribution fee - Class E                                                           --
   Transfer agent fees                                                              10,060
   Audit                                                                            36,790
   Legal                                                                            19,961
   Trustee fees and expenses                                                         9,329
   Shareholder reporting                                                                --
   Insurance                                                                         2,244
   Organizational expense                                                               --
   Other                                                                                --

                                                                              ------------
      Total expenses                                                               675,326
      Less fees waived and expenses reimbursed by the adviser                     (152,623)
      Less broker commission recapture                                             (39,458)

                                                                              ------------
   Net expenses                                                                    483,245

                                                                              ------------
   Net investment income                                                           302,299

                                                                              ------------
Net Realized and Unrealized Gain (Loss) on Investments,
Futures Contracts, Options Contracts, Swap Contracts and Foreign
Currency Related Transactions
   Net realized gain (loss) on:
   Investments                                                                  (7,352,696)
   Futures contracts                                                                    --
   Options contracts                                                                  (693)
   Swap contracts                                                                       --
   Foreign currency related transactions                                                --

                                                                              ------------
      Net realized gain (loss) on investments, futures contracts, options contracts, swap contracts, options contracts, swap contracts and foreign currency related transactions (7,353,389)

                                                                              ------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                    1,965,142
          End of period                                                         (3,313,695)

                                                                              ------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
      (5,278,837)

                                                                              ------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related transactions (12,632,226)

                                                                              ------------
Net Increase (Decrease) in Net Assets Resulting from Operations               $(12,329,927)
                                                                              ============

-------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                            $      2,277
(2)Interest income includes security lending income of:                             16,676
*For the period from 5/1/2002 (Commencement of operations) through 12/31/2002

                       See notes to financial statements

                                       State Street
                                         Research
    Met/AIM             Met/AIM        Concentrated    Third Avenue
Small Cap Growth  Mid Cap Core Equity  International  Small Cap Value
   Portfolio           Portfolio         Portfolio      Portfolio*
----------------  -------------------  -------------  ---------------
     $    23,360          $   151,594    $   134,063        $ 199,598
          79,407               76,622         42,898           11,984
----------------  -------------------  -------------  ---------------
         102,767              228,216        176,961          211,582
----------------  -------------------  -------------  ---------------
         228,091              153,006         98,278           82,684
              --                   --             --               --
          24,259               22,289         18,781           11,190
         180,111               79,388         81,060           31,460
          51,401               40,449         19,170           20,353
             875                2,389            637               --
          13,763               13,798         13,111            5,529
          18,205               18,204         20,580           13,300
          19,246               19,249         25,801            8,828
           9,329                9,329          9,329            4,576
          31,272               20,061         10,379            1,686
             625                  482            221              186
              --                   --             --           16,671
           2,008                2,046          1,916            1,024
----------------  -------------------  -------------  ---------------
         579,185              380,690        299,263          197,487
        (260,811)            (154,244)      (152,274)         (72,400)
          (5,260)              (6,760)        (4,022)              --
----------------  -------------------  -------------  ---------------
         313,114              219,686        142,967          125,087
----------------  -------------------  -------------  ---------------
        (210,347)               8,530         33,994           86,495
----------------  -------------------  -------------  ---------------
      (2,836,070)            (861,783)    (1,074,243)          51,703
          36,141                   --             --               --
              --                   --             --               --
              --                   --             --               --
              --                   --            352               --
----------------  -------------------  -------------  ---------------

      (2,799,929)            (861,783)    (1,073,891)          51,703
----------------  -------------------  -------------  ---------------

       1,041,901              314,464        509,481               --
      (2,411,966)          (1,615,059)      (356,288)        (871,905)
----------------  -------------------  -------------  ---------------

      (3,453,867)          (1,929,523)      (865,769)        (871,905)
----------------  -------------------  -------------  ---------------
      (6,253,796)          (2,791,306)    (1,939,660)        (820,202)
----------------  -------------------  -------------  ---------------
     $(6,464,143)         $(2,782,776)   $(1,905,666)       $(733,707)
================  ===================  =============  ===============

----------------------------------------------------------------------
     $       131          $       378    $    15,078        $      --
          16,393                7,504          7,383            5,681


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                             J.P. Morgan J.P.
                                                      Morgan Small Cap Stock
                                                      Portfolio Quality Bond
                                                      Portfolio
                                                     --------------------------    --------------------------
                                                      Year Ended    Year Ended      Year Ended    Year Ended
                                                     December 31,  December 31,    December 31,  December 31,
                                                         2002          2001            2002          2001
                                                     ----------------------------  ---------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                      $      2,915  $    112,985    $  6,574,637  $  6,826,963
   Net realized gain (loss) on investments,
       futures contracts and foreign currency
       related transactions                           (12,768,716)   (2,109,019)      1,372,512     3,984,586
   Net change in unrealized appreciation
       (depreciation) on investments, futures contracts and foreign currency related
       transactions                                    (2,574,228)   (6,818,311)      4,806,194    (2,339,523)
                                                     ------------  ------------    ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                      (15,340,029)   (8,814,345)     12,753,343     8,472,026
                                                     ------------  ------------    ------------  ------------
Distributions to Shareholders:
   From net investment income
     Class A                                              (47,428)     (143,647)     (6,076,884)   (5,864,067)
     Class B                                               (1,467)         (102)     (1,352,065)      (38,790)
     Class E                                                   --            --              --            --
   From net realized gains
     Class A                                                   --   (11,524,560)             --            --
     Class B                                                   --        (8,171)             --            --
     Class E                                                   --            --              --            --
                                                     ------------  ------------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                                      (48,895)  (11,676,480)     (7,428,949)   (5,902,857)
                                                     ------------  ------------    ------------  ------------
Capital Share Transactions (Notes 4 and 10):
   Proceeds from shares sold
     Class A                                            1,357,997       803,015      17,927,918    13,778,037
     Class B                                            1,786,510     1,033,668      23,002,987     7,572,750
     Class E                                                   --            --              --            --
   Net asset value of shares issued through
       acquisition
     Class A                                                   --            --              --    24,199,997
     Class B                                                   --            --              --            --
     Class E                                                   --            --              --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                               47,428    11,668,206       6,076,884     5,864,067
     Class B                                                1,467         8,273       1,352,065        38,790
     Class E                                                   --            --              --            --
   Cost of shares repurchased
     Class A                                          (16,052,854)  (13,127,536)    (20,179,414)  (13,567,597)
     Class B                                             (212,447)     (147,678)     (1,021,541)     (368,078)
     Class E                                                   --            --              --            --
                                                     ------------  ------------    ------------  ------------
   Net increase (decrease) in net assets from
       capital share transactions                     (13,071,899)      237,948      27,158,899    37,517,966
                                                     ------------  ------------    ------------  ------------
Total increase (decrease) in net assets               (28,460,823)  (20,252,877)     32,483,293    40,087,135
   Net assets at beginning of year                     77,690,396    97,943,273     133,291,155    93,204,020
                                                     ------------  ------------    ------------  ------------
   Net assets at end of year                         $ 49,229,573  $ 77,690,396    $165,774,448  $133,291,155
                                                     ============  ============    ============  ============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $         --  $      9,720    $  6,861,054  $  7,118,660
                                                     ============  ============    ============  ============

                       See notes to financial statements

                   J.P. Morgan J.P. Morgan Select Equity Portfolio Enhanced
             Index Portfolio
           --------------------------    --------------------------
            Year Ended    Year Ended      Year Ended    Year Ended
           December 31,  December 31,    December 31,  December 31,
               2002          2001            2002          2001
           ----------------------------  ---------------------------
           $    695,769  $    887,928    $  1,320,892  $  1,362,402
            (26,816,498)  (15,658,764)    (30,125,745)  (22,792,369)
            (21,737,899)      649,785     (16,781,021)   (6,235,304)
           ------------  ------------    ------------  ------------
            (47,858,628)  (14,121,051)    (45,585,874)  (27,665,271)
           ------------  ------------    ------------  ------------
               (838,826)     (955,461)     (1,314,169)   (1,722,833)
                (48,274)       (4,460)        (48,707)       (4,350)
                     --            --              --            --
                     --    (4,330,596)             --            --
                     --       (20,213)             --            --
                     --            --              --            --
           ------------  ------------    ------------  ------------
               (887,100)   (5,310,730)     (1,362,876)   (1,727,183)
           ------------  ------------    ------------  ------------
                314,806     1,035,709       4,138,891     1,721,648
              3,781,031     5,195,427       2,784,048     3,498,965
                     --            --              --            --
                     --            --              --            --
                     --            --              --            --
                     --            --              --            --
                838,826     5,286,057       1,314,169     1,722,833
                 48,274        24,673          48,707         4,350
                     --            --              --            --
            (35,131,452)  (24,571,624)    (38,892,067)  (25,423,122)
               (323,149)      (25,820)       (489,420)      (31,895)
                     --            --              --            --
           ------------  ------------    ------------  ------------
            (30,471,664)  (13,055,578)    (31,095,672)  (18,507,221)
           ------------  ------------    ------------  ------------
            (79,217,392)  (32,487,359)    (78,044,422)  (47,899,675)
            194,916,799   227,404,158     196,911,684   244,811,359
           ------------  ------------    ------------  ------------
           $115,699,407  $194,916,799    $118,867,262  $196,911,684
           ============  ============    ============  ============
           $    695,772  $    887,103    $  1,325,822  $  1,361,593
           ============  ============    ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                                     J.P. Morgan
                                                     International Equity Portfolio
                                                     -----------------------------
                                                      Year Ended      Year Ended
                                                     December 31,    December 31,
                                                         2002            2001
                                                     ------------    -------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                      $    581,988    $    583,490
   Net realized gain (loss) on investments,
       futures contracts and foreign currency
       related transactions                           (13,205,513)    (22,325,893)
   Net change in unrealized appreciation
       (depreciation) on investments, futures contracts and foreign currency related
       transactions                                       884,729      (1,635,196)
                                                      ------------   ------------
   Net increase (decrease) in net assets
       resulting from operations                      (11,738,796)    (23,377,599)
                                                      ------------   ------------
Distributions to Shareholders:
   From net investment income
     Class A                                                   --      (1,224,410)
     Class B                                                   --          (2,709)
     Class E                                                   --              --
   From net realized gains
     Class A                                                   --     (11,619,058)
     Class B                                                   --         (25,706)
     Class E                                                   --              --
                                                      ------------   ------------
   Net decrease in net assets resulting from
       distributions                                           --     (12,871,883)
                                                      ------------   ------------
Capital Share Transactions (Notes 4 and 10):
   Proceeds from shares sold
     Class A                                            6,635,597       7,459,578
     Class B                                            2,386,098       1,312,789
     Class E                                                   --              --
   Net asset value of shares issued through
       acquisition
     Class A                                                   --              --
     Class B                                                   --              --
     Class E                                                   --              --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                                   --      12,843,469
     Class B                                                   --          28,413
     Class E                                                   --              --
   Cost of shares repurchased
     Class A                                          (24,717,531)    (20,891,835)
     Class B                                           (1,602,418)       (282,491)
     Class E                                                   --              --
                                                      ------------   ------------
   Net increase (decrease) in net assets from
       capital share transactions                     (17,298,254)        469,923
                                                      ------------   ------------
Total increase (decrease) in net assets               (29,037,050)    (35,779,559)
   Net assets at beginning of year                     81,495,213     117,274,772
                                                      ------------   ------------
   Net assets at end of year                         $ 52,458,163    $ 81,495,213
                                                      ============   ============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $    124,301    $   (511,759)
                                                      ============   ============

                       See notes to financial statements

                   Lord Abbett                    Lord Abbett
            Bond Debenture Portfolio        Mid-Cap Value Portfolio
           ---------------------------     -------------------------
            Year Ended    Year Ended        Year Ended    Year Ended
           December 31,  December 31,      December 31,  December 31,
               2002          2001              2002          2001
           ------------  ------------      ------------  ------------
           $ 20,366,107  $ 12,772,190      $  1,067,587  $   595,272
            (16,283,551)  (11,855,449)        2,318,850    5,059,863
             (6,270,922)    5,301,060       (14,810,053)     784,329
           ------------  ------------  -   ------------  -----------
             (2,188,366)    6,217,801       (11,423,616)   6,439,464
           ------------  ------------  -   ------------  -----------
            (12,896,402)  (12,506,102)         (359,053)    (311,212)
             (5,165,839)     (256,120)         (235,825)      (9,609)
                   (848)           --                --           --
                     --            --        (2,989,513)  (5,756,445)
                     --            --        (2,056,058)    (177,733)
                     --            --                --           --
           ------------  ------------  -   ------------  -----------
            (18,063,089)  (12,762,222)       (5,640,449)  (6,254,999)
           ------------  ------------  -   ------------  -----------
             13,069,643     6,208,746        13,630,605   14,801,939
            181,396,382    31,934,579        38,576,058   16,179,348
              2,178,240            --                --           --
             70,161,352            --                --           --
                     --            --                --           --
                344,984            --                --           --
             12,896,402    12,506,102         3,348,566    6,067,658
              5,165,839       256,120         2,291,883      187,342
                    848            --                --           --
            (29,457,532)  (12,965,715)       (6,869,076)  (5,203,427)
            (19,361,164)     (581,913)         (228,084)    (209,138)
                (77,370)           --                --           --
           ------------  ------------  -   ------------  -----------
            236,317,624    37,357,919        50,749,952   31,823,722
           ------------  ------------  -   ------------  -----------
            216,066,169    30,813,498        33,685,887   32,008,187
            186,003,643   155,190,145        91,988,224   59,980,037
           ------------  ------------  -   ------------  -----------
           $402,069,812  $186,003,643      $125,674,111  $91,988,224
           ============  ============  =   ============  ===========
           $ 15,707,655  $ 12,540,590      $  1,044,170  $   594,876
           ============  ============  =   ============  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                                 Lord Abbett Developing        Lord Abbett Growth
                                                                    Growth Portfolio         Opportunities Portfolio
                                                               -------------------------    ------------------------
                                                                Year Ended    Year Ended     Year Ended  Period Ended
                                                               December 31,  December 31,   December 31, December 31,
                                                                   2002          2001           2002        2001*
                                                               ---------------------------  -------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                                $   (230,220) $  (261,422)   $  (103,078)  $  (31,030)
   Net realized gain (loss) on investments, futures
       contracts and foreign currency related transactions       (5,494,134)  (1,283,353)    (2,844,545)    (544,440)
   Net change in unrealized appreciation (depreciation) on
       investments, futures contracts and foreign currency
       related transactions                                      (5,075,118)  (1,607,168)      (965,565)     438,224
                                                               ------------  -----------    -----------   ----------
   Net increase (decrease) in net assets resulting from
       operations                                               (10,799,472)  (3,151,943)    (3,913,188)    (137,246)
                                                               ------------  -----------    -----------   ----------
Distributions to Shareholders:
   From net investment income
     Class A                                                             --           --             --           --
     Class B                                                             --           --             --           --
     Class E                                                             --           --             --           --
   From net realized gains
     Class A                                                             --           --             --           --
     Class B                                                             --           --             --           --
     Class E                                                             --           --             --           --
                                                               ------------  -----------    -----------   ----------
   Net decrease in net assets resulting from distributions               --           --             --           --
                                                               ------------  -----------    -----------   ----------
Capital Share Transactions (Notes 4 and 10):
   Proceeds from shares sold
     Class A                                                        387,986    1,757,062      4,194,420      921,657
     Class B                                                      3,634,160    2,434,281     11,057,301    8,624,420
     Class E                                                             --           --             --           --
   Net asset value of shares issued through acquisition
     Class A                                                             --           --             --           --
     Class B                                                             --           --             --           --
     Class E                                                             --           --             --           --
   Net asset value of shares issued through dividend
       reinvestment
     Class A                                                             --           --             --           --
     Class B                                                             --           --             --           --
     Class E                                                             --           --             --           --
   Cost of shares repurchased
     Class A                                                     (6,287,258)  (5,260,907)      (332,637)     (58,618)
     Class B                                                       (226,663)    (104,208)    (2,830,269)     (54,064)
     Class E                                                             --           --             --           --
                                                               ------------  -----------    -----------   ----------
   Net increase (decrease) in net assets from capital share
       transactions                                              (2,491,775)  (1,173,772)    12,088,815    9,433,395
                                                               ------------  -----------    -----------   ----------
Total increase (decrease) in net assets                         (13,291,247)  (4,325,715)     8,175,627    9,296,149
   Net assets at beginning of year                               38,069,871   42,395,586      9,296,149           --
                                                               ------------  -----------    -----------   ----------
   Net assets at end of year                                   $ 24,778,624  $38,069,871    $17,471,776   $9,296,149
                                                               ============  ===========    ===========   ==========
   Net assets at end of period includes undistributed
       (distributions in excess of) net investment income      $         --  $        --    $    (4,196)  $       --
                                                               ============  ===========    ===========   ==========

---------------------------------------------------------------------------------------------------------------------

* For the period from 2/12/2001 (commencement of operations) through 12/31/2001

                       See notes to financial statements

                    Lord Abbett                 Janus Aggressive
            Growth and Income Portfolio         Growth Portfolio
          ------------------------------    ------------------------
            Year Ended      Year Ended       Year Ended  Period Ended
           December 31,    December 31,     December 31, December 31,
               2002            2001             2002        2001*
          --------------------------------  -------------------------
          $   11,486,892  $   12,562,598    $   (43,965) $    (7,316)

             (14,613,963)     93,123,272     (5,581,054)  (1,875,453)

            (249,388,123)    (81,722,501)    (2,849,034)     721,113
          --------------  --------------    -----------  -----------
            (252,515,194)     23,963,369     (8,474,053)  (1,161,656)
          --------------  --------------    -----------  -----------
              (9,220,759)    (11,375,027)        (1,654)          --
              (3,339,466)        (94,323)        (2,181)          --
                      --              --             --           --
             (65,695,101)             --             --           --
             (24,220,593)             --             --           --
                      --              --             --           --
          --------------  --------------    -----------  -----------
            (102,475,919)    (11,469,350)        (3,835)          --
          --------------  --------------    -----------  -----------
              14,435,120      25,105,875      3,639,904   16,411,942
             282,039,942      95,188,310     43,918,089           --
                      --              --             --           --
                      --     338,019,377             --           --
                      --              --             --           --
                      --              --             --           --
              74,915,859      11,375,027          1,654           --
              27,560,060          94,323          2,181           --
                      --              --             --           --
            (118,653,993)   (122,589,606)          (446)     (35,098)
              (1,963,920)        (65,161)    (4,745,659)          --
                      --              --             --           --
          --------------  --------------    -----------  -----------
             278,333,068     347,128,145     42,815,723   16,376,844
          --------------  --------------    -----------  -----------
             (76,658,045)    359,622,164     34,337,835   15,215,188
           1,304,202,591     944,580,427     15,215,188           --
          --------------  --------------    -----------  -----------
          $1,227,544,546  $1,304,202,591    $49,553,023  $15,215,188
          ==============  ==============    ===========  ===========

          $   11,486,877  $   12,560,233    $    (6,269) $       410
          ==============  ==============    ===========  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              MFS
                                                                                         Mid Cap Growth
                                                                                           Portfolio
                                                                                   -------------------------
                                                                                    Year Ended   Period Ended
                                                                                   December 31,  December 31,
                                                                                       2002         2001*
                                                                                   --------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                                                    $   (248,890) $   (56,387)
   Net realized gain (loss) on investments, futures contracts and foreign
       currency related transactions                                                (26,784,134)      83,992
   Net change in unrealized appreciation (depreciation) on investments, futures
       contracts and foreign currency related transactions                             (608,533)     106,436
                                                                                   ------------  -----------
   Net increase (decrease) in net assets resulting from operations                  (27,641,557)     134,041
                                                                                   ------------  -----------
Distributions to Shareholders:
   From net investment income
     Class A                                                                                 --           --
     Class B                                                                                 --           --
     Class E                                                                                 --           --
   From net realized gains
     Class A                                                                            (93,921)          --
     Class B                                                                           (354,168)          --
     Class E                                                                            (11,926)          --
                                                                                   ------------  -----------
   Net decrease in net assets resulting from distributions                             (460,015)          --
                                                                                   ------------  -----------
Capital Share Transactions (Note 4):
   Proceeds from shares sold
     Class A                                                                         17,519,418   14,187,690
     Class B                                                                         62,392,181   24,164,104
     Class E                                                                          2,749,424       26,834
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                             93,921           --
     Class B                                                                            354,168           --
     Class E                                                                             11,926           --
   Cost of shares repurchased
     Class A                                                                         (5,285,892)    (912,483)
     Class B                                                                         (5,758,265)    (624,044)
     Class E                                                                           (273,115)          --
                                                                                   ------------  -----------
   Net increase (decrease) in net assets from capital share transactions             71,803,766   36,842,101
                                                                                   ------------  -----------
Total increase (decrease) in net assets                                              43,702,194   36,976,142
Net assets at beginning of year                                                      36,976,142           --
                                                                                   ------------  -----------
Net assets at end of year                                                          $ 80,678,336  $36,976,142
                                                                                   ============  ===========
Net assets at end of period includes undistributed (distributions in excess of)
   net investment income                                                           $     (9,533) $     1,552
                                                                                   ============  ===========

-------------------------------------------------------------------------------------------------------------

* For the period from 2/12/2001 (commencement of operations) through 12/31/2001

                       See notes to financial statements

                       MFS                      Oppenheimer
              Research International        Capital Appreciation
                    Portfolio                    Portfolio
            --------------------------   --------------------------
             Year Ended   Period Ended    Year Ended   Period Ended
            December 31,  December 31,   December 31,  December 31,
                2002         2001*           2002         2001*
            ---------------------------  --------------------------
            $    164,036  $     7,224    $     (8,402) $     3,166
              (3,355,546)  (1,333,086)     (2,166,283)    (275,965)
                (966,367)     378,648     (12,129,452)    (112,622)
            ------------  -----------    ------------  -----------
              (4,157,877)    (947,214)    (14,304,137)    (385,421)
            ------------  -----------    ------------  -----------
                 (15,462)      (7,666)           (351)          --
                 (77,895)     (10,475)         (4,242)      (9,434)
                  (2,696)         (27)             --           --
                      --           --              --           --
                      --           --              --           --
                      --           --              --           --
            ------------  -----------    ------------  -----------
                 (96,053)     (18,168)         (4,593)      (9,434)
            ------------  -----------    ------------  -----------
              15,763,526    7,654,971       2,414,227           --
              75,017,918   17,459,026     113,740,604   27,577,952
               1,963,234       15,669              --           --
                  15,462        7,666             351           --
                  77,895       10,475           4,242        9,434
                   2,696           27              --           --
              (9,229,291)  (3,836,249)     (1,500,314)          --
             (19,440,587)  (1,870,608)     (4,200,145)    (250,882)
                (124,323)          --              --           --
            ------------  -----------    ------------  -----------
              64,046,530   19,440,977     110,458,965   27,336,504
            ------------  -----------    ------------  -----------
              59,792,600   18,475,595      96,150,235   26,941,649
              18,475,595           --      26,941,649           --
            ------------  -----------    ------------  -----------
            $ 78,268,195  $18,475,595    $123,091,884  $26,941,649
            ============  ===========    ============  ===========
            $     14,274  $    (6,035)   $     (6,675) $     1,834
            ============  ===========    ============  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                               PIMCO                           PIMCO
                                                            Money Market                   Total Return
                                                             Portfolio                       Portfolio
                                                     -------------------------      --------------------------
                                                      Year Ended   Period Ended      Year Ended   Period Ended
                                                     December 31,  December 31,     December 31,  December 31,
                                                         2002         2001*             2002         2001*
                                                     ------------  ------------     ------------  ------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                      $    737,775  $   203,005      $  8,667,604  $  1,050,002
   Net realized gain (loss) on investments,
       futures contracts, swap contracts, options
       and foreign currency related transactions            8,897        1,484        13,317,257       959,310
   Net change in unrealized appreciation
       (depreciation) on investments, futures contracts and foreign currency related
       transactions                                            --           --         7,466,102       543,940
                                                     ------------  -----------  -   ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                          746,672      204,489        29,450,963     2,553,252
                                                     ------------  -----------  -   ------------  ------------
Distributions to Shareholders:
   From net investment income
     Class A                                               (6,052)          --                --      (696,698)
     Class B                                             (740,620)    (211,493)               --      (584,919)
     Class E                                                   --           --                --          (293)
   From net realized gains
     Class A                                                   --           --                --      (420,491)
     Class B                                                   --         (554)               --      (418,935)
     Class E                                                   --           --                --          (118)
                                                     ------------  -----------  -   ------------  ------------
   Net decrease in net assets resulting from
       distributions                                     (746,672)    (212,047)               --    (2,121,454)
                                                     ------------  -----------  -   ------------  ------------
Capital Share Transactions (Notes 4 and 10):
   Proceeds from shares sold
     Class A                                            4,755,921   26,558,306       105,065,578    32,446,264
     Class B                                          176,836,037           --       376,072,673    51,875,929
     Class E                                                   --           --        28,769,037        87,564
   Net asset value of shares issued through
       acquisition
     Class A                                                   --           --                --    28,688,977
     Class B                                                   --           --                --            --
     Class E                                                   --           --                --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                                6,052           --                --     1,117,189
     Class B                                              740,620                             --     1,003,854
     Class E                                                   --           --                --           411
   Cost of shares repurchased
     Class A                                           (4,757,150)          --       (18,937,372)   (3,812,656)
     Class B                                          (75,592,383)                   (13,222,572)   (6,496,799)
     Class E                                                   --           --          (627,735)           --
                                                     ------------  -----------  -   ------------  ------------
   Net increase (decrease) in net assets from
       capital share transactions                     101,989,097   26,558,306       477,119,609   104,910,733
                                                     ------------  -----------  -   ------------  ------------
Total increase (decrease) in net assets               101,989,097   26,550,748       506,570,572   105,342,531
   Net assets at beginning of year                     26,550,748           --       105,342,531            --
                                                     ------------  -----------  -   ------------  ------------
   Net assets at end of year                         $128,539,845  $26,550,748      $611,913,103  $105,342,531
                                                     ============  ===========  =   ============  ============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $     (5,420) $      (565)     $ 12,017,735  $    (65,107)
                                                     ============  ===========  =   ============  ============

---------------------------------------------------------------------------------------------------------------

* For the period from 2/12/2001 (commencement of operations) through 12/31/2001

                       See notes to financial statements

                      PIMCO                        Met/Putnam
                   Innovation                       Research
                    Portfolio                      Portfolio
           --------------------------      -------------------------
            Year Ended   Period Ended       Year Ended   Period Ended
           December 31,  December 31,      December 31,  December 31,
               2002         2001*              2002         2001*
           ------------  ------------      ------------  ------------
           $   (277,461) $    (72,964)     $    302,299  $    76,538
            (19,688,462)     (677,657)       (7,353,389)  (7,621,542)
               (850,951)     (337,626)       (5,278,837)   1,965,142
           ------------  ------------  -   ------------  -----------
            (20,816,874)   (1,088,247)      (12,329,927)  (5,579,862)
           ------------  ------------  -   ------------  -----------
                     --            --          (135,829)     (24,304)
                     --            --          (144,587)     (74,716)
                     --            --                --           --
                     --            --                --           --
                     --            --                --           --
                     --            --                --           --
           ------------  ------------  -   ------------  -----------
                     --            --          (280,416)     (99,020)
           ------------  ------------  -   ------------  -----------
             37,581,364    29,390,300         8,651,118      360,467
             18,116,225    11,473,025        29,021,704   25,478,147
              1,547,548        10,000                --           --
                     --            --                --   39,356,530
                     --            --                --           --
                     --            --                --           --
                     --            --           135,829       24,304
                     --            --           144,587       74,716
                     --            --                --           --
            (28,314,925)  (13,631,619)       (9,563,003)  (1,254,576)
             (4,283,264)     (501,106)      (13,522,533)    (164,401)
               (114,277)           --                --           --
           ------------  ------------  -   ------------  -----------
             24,532,671    26,740,600        14,867,702   63,875,187
           ------------  ------------  -   ------------  -----------
              3,715,797    25,652,353         2,257,359   58,196,305
             25,652,353            --        58,196,305           --
           ------------  ------------  -   ------------  -----------
           $ 29,368,150  $ 25,652,353      $ 60,453,664  $58,196,305
           ============  ============  =   ============  ===========
           $     (7,398) $         --      $    (20,295) $     9,063
           ============  ============  =   ============  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                              Met/AIM                     Met/AIM
                                                         Small Cap Growth           Mid Cap Core Equity
                                                             Portfolio                   Portfolio
                                                     ------------------------    ------------------------
                                                      Year Ended  Period Ended    Year Ended  Period Ended
                                                     December 31, December 31,   December 31, December 31,
                                                         2002        2001*           2002        2001*
                                                     --------------------------  -------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                      $  (210,347)  $  (12,513)   $     8,530   $     (449)
   Net realized gain (loss) on investments,
       futures contracts and foreign currency
       related transactions                           (2,799,929)     (23,478)      (861,783)      20,180
   Net change in unrealized appreciation
       (depreciation) on investments, futures contracts and foreign currency related
       transactions                                   (3,453,867)   1,041,901     (1,929,523)     314,464
                                                     -----------   ----------    -----------   ----------
   Net increase (decrease) in net assets
       resulting from operations                      (6,464,143)   1,005,910     (2,782,776)     334,195
                                                     -----------   ----------    -----------   ----------
Distributions to shareholders:
   From net investment income
     Class A                                                  --           --         (2,106)      (2,475)
     Class B                                                  --           --         (3,343)          --
     Class E                                                  --           --         (1,545)          --
   From net realized gains
     Class A                                                  --           --         (2,977)          --
     Class B                                                  --           --        (22,834)          --
     Class E                                                  --           --         (2,901)          --
                                                     -----------   ----------    -----------   ----------
   Net decrease in net assets resulting from
       distributions                                          --           --        (35,706)      (2,475)
                                                     -----------   ----------    -----------   ----------
Capital share transactions (Note 4):
   Proceeds from shares sold
     Class A                                           8,589,891           --      4,799,244           --
     Class B                                          51,005,960    6,653,971     35,583,517    4,199,462
     Class E                                           4,950,300           --      5,664,509           --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                                  --           --          5,083           --
     Class B                                                  --           --         26,177        2,475
     Class E                                                  --           --          4,446           --
   Cost of shares repurchased
     Class A                                            (386,771)          --        (22,738)          --
     Class B                                          (6,714,613)     (25,672)    (5,334,843)        (650)
     Class E                                          (3,009,728)          --     (1,141,608)          --
                                                     -----------   ----------    -----------   ----------
   Net increase (decrease) in net assets from
       capital share transactions                     54,435,039    6,628,299     39,583,787    4,201,287
                                                     -----------   ----------    -----------   ----------
Total increase (decrease) in net assets               47,970,896    7,634,209     36,765,305    4,533,007
   Net assets at beginning of year                     7,634,209           --      4,533,007           --
                                                     -----------   ----------    -----------   ----------
   Net assets at end of year                         $55,605,105   $7,634,209    $41,298,312   $4,533,007
                                                     ===========   ==========    ===========   ==========
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $    (4,516)  $      264    $       690   $    1,617
                                                     ===========   ==========    ===========   ==========

----------------------------------------------------------------------------------------------------------

* For the period from 10/9/2001 (commencement of operations) through 12/31/2001 ** For the period from 5/1/2002 (commencement of operations) through 12/31/2002

                       See notes to financial statements

                     State Street Research     Third Avenue
                   Concentrated International Small Cap Value
                           Portfolio             Portfolio
                   -------------------------  ---------------
                    Year Ended   Period Ended  Period Ended
                   December 31,  December 31,  December 31,
                       2002         2001*         2002**
                   ------------  ------------ ---------------
                   $     33,994  $      (890)   $    86,495
                     (1,073,891)     (13,104)        51,703
                       (865,769)     509,481       (871,905)
                   ------------  -----------    -----------
                     (1,905,666)     495,487       (733,707)
                   ------------  -----------    -----------
                         (7,005)      (4,567)        (9,664)
                        (16,750)          --        (66,065)
                         (1,956)          --             --
                             --      (62,731)        (6,087)
                             --           --        (45,614)
                             --           --             --
                   ------------  -----------    -----------
                        (25,711)     (67,298)      (127,430)
                   ------------  -----------    -----------
                      5,531,115           --      4,990,886
                     23,682,117    6,618,860     34,145,908
                      2,186,933           --             --
                          7,005           --         15,751
                         16,750       67,298        111,679
                          1,955           --             --
                         (9,159)          --            (42)
                    (10,459,097)  (1,363,935)      (834,600)
                       (600,188)          --             --
                   ------------  -----------    -----------
                     20,357,431    5,322,223     38,429,583
                   ------------  -----------    -----------
                     18,426,054    5,750,412     37,568,446
                      5,750,412           --             --
                   ------------  -----------    -----------
                   $ 24,176,466  $ 5,750,412    $37,568,446
                   ============  ===========    ===========
                   $    (13,964) $     1,645    $    12,327
                   ============  ===========    ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                         Net Asset                   Net Realized/  Total      Distributions Distributions
                                         Value                       Unrealized     from       from Net      from Net
Selected Per Share Data for the Year or  Beginning of Net Investment Gain (Loss) on Investment Investment    Realized
Period Ended:                            Period       Income (Loss)  Investments    Operations Income        Capital Gains
J.P. Morgan Small Cap Stock Portfolio    ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 12/31/2002                                 $11.74      $ 0.00+(a)     $(2.47)(a)    $(2.47)      $(0.01)       $    --
 12/31/2001                                  14.82        0.02 (a)      (1.22)(a)     (1.20)       (0.02)        (1.86)
 12/31/2000                                  17.27            0.02         (1.78)     (1.76)        0.00+        (0.69)
 12/31/1999                                  11.98            0.01           5.31       5.32       (0.03)            --
 12/31/1998                                  13.11            0.05         (0.72)     (0.67)       (0.02)        (0.44)
 -----------------------------------
                                         ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                  11.72       (0.02)(a)      (2.46)(a)     (2.48)       (0.01)            --
 04/03/2001 to 12/31/2001(b)                 12.25        0.00+(a)       1.35 (a)       1.35       (0.02)        (1.86)
 -----------------------------------
                                         ------------ -------------- -------------- ---------- ------------- -------------
J.P. Morgan Quality Bond Portfolio       ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 12/31/2002                                 $11.41      $ 0.54 (a)     $ 0.48 (a)    $  1.02      $(0.56)       $    --
 12/31/2001                                  11.19        0.64 (a)       0.13 (a)       0.77       (0.55)            --
 12/31/2000                                  10.67            0.75           0.42       1.17       (0.65)            --
 12/31/1999                                  11.02            0.46         (0.63)     (0.17)       (0.12)        (0.06)
 12/31/1998                                  10.40            0.49           0.37       0.86       (0.24)            --
 -----------------------------------
                                         ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                  11.40        0.47 (a)       0.51 (a)       0.98       (0.56)            --
 04/03/2001 to 12/31/2001(b)                 11.52        0.39 (a)       0.04 (a)       0.43       (0.55)            --
 -----------------------------------
                                         ------------ -------------- -------------- ---------- ------------- -------------
J.P. Morgan Select Equity Portfolio      ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 12/31/2002                                 $12.86      $ 0.05 (a)     $(3.35)(a)    $(3.30)      $(0.07)       $    --
 12/31/2001                                  14.03        0.06 (a)      (0.89)(a)     (0.83)       (0.06)        (0.28)
 12/31/2000                                  16.11            0.06         (1.00)     (0.94)       (0.08)        (1.06)
 12/31/1999                                  16.07            0.07           1.45       1.52       (0.04)        (1.44)
 12/31/1998                                  13.97            0.09           2.98       3.07       (0.05)        (0.92)
 -----------------------------------
                                         ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                  12.83        0.03 (a)      (3.34)(a)     (3.31)       (0.07)            --
 04/03/2001 to 12/31/2001(b)                 12.35        0.03 (a)       0.79 (a)       0.82       (0.06)        (0.28)
 -----------------------------------
                                         ------------ -------------- -------------- ---------- ------------- -------------
J.P. Morgan Enhanced Index Portfolio     ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 12/31/2002                                 $14.73      $ 0.11 (a)     $(3.78)(a)    $(3.67)      $(0.13)       $    --
 12/31/2001                                  16.76        0.11 (a)      (2.02)(a)     (1.91)       (0.12)            --
 12/31/2000                                  20.68            0.10         (2.34)     (2.24)       (0.13)        (1.55)
 12/31/1999                                  18.12            0.11           3.05       3.16       (0.03)        (0.57)
 12/31/1998                                  13.85            0.09           4.36       4.45       (0.04)        (0.14)
 -----------------------------------
                                         ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                  14.70        0.08 (a)         (3.77)     (3.69)       (0.12)            --
 04/03/2001 to 12/31/2001(b)                 14.64        0.05 (a)       0.13 (a)       0.18       (0.12)            --
 -----------------------------------
                                         ------------ -------------- -------------- ---------- ------------- -------------
J.P. Morgan International Equity
 Portfolio                               ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 12/31/2002                                 $ 8.68      $ 0.07 (a)     $(1.49)(a)    $(1.42)      $    --       $    --
 12/31/2001                                  12.61        0.06 (a)      (2.54)(a)     (2.48)       (0.14)        (1.31)
 12/31/2000                                  16.23            0.05         (2.64)     (2.59)       (0.07)        (0.96)
 12/31/1999                                  12.86            0.08           3.54       3.62       (0.07)        (0.18)
 12/31/1998                                  11.47            0.12           1.49       1.61       (0.22)        (0.00)+
 -----------------------------------
                                         ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                   8.66        0.04 (a)      (1.47)(a)     (1.43)           --            --
 04/03/2001 to 12/31/2001(b)                 10.72       (0.02)(a)      (0.59)(a)     (0.61)       (0.14)        (1.31)
 -----------------------------------
                                         ------------ -------------- -------------- ---------- ------------- -------------

* Annualized
+ Rounds to less than $0.005 per share
Certain prior amounts have been reclassified to conform to current year presentation. N/A Not Applicable (a) Per share amounts based on average shares outstanding during the period. (b) Commencement of operations - 04/03/2001.

                       See notes to financial statements

                                                               Ratio of       Ratio of      Ratio of Net
                                     Net Assets    Ratio of    Expenses to    Expenses to   Investment
              Net Asset              End of        Expenses to Average Net    Average Net   Income (Loss) to Portfolio
Total         Value End              Period        Average Net Assets After   Assets Before Average          Turnover
Distributions of Period Total Return (in millions) Assets      Broker Rebates Reimbursement Net Assets       Rate
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

   $(0.01)     $ 9.26     (21.05)%      $ 47.2        1.20%        1.20%            N/A           0.01%        77.6%
    (1.88)      11.74       (8.42)        76.8         1.09          N/A            N/A            0.14         79.9
    (0.69)      14.82      (10.55)        97.9         1.03          N/A            N/A            0.17        107.1
    (0.03)      17.27        44.56       109.3         1.05          N/A          1.09%            0.11        123.5
    (0.46)      11.98       (5.40)        78.2         0.95          N/A           1.12            0.45         62.4
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

    (0.01)       9.23      (21.19)         2.1         1.47         1.47            N/A          (0.23)         77.6
    (1.88)      11.72        10.61         0.9        1.40*          N/A            N/A         (0.10)*         79.9
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

   $(0.56)     $11.87        8.94%      $134.9        0.60%          N/A          0.71%           4.53%       282.5%
    (0.55)      11.41         7.03       126.0         0.60          N/A           0.70            5.59        229.4
    (0.65)      11.19        11.42        93.2         0.64          N/A           0.72            6.33        221.9
    (0.18)      10.67       (1.54)        95.6         0.64          N/A           0.71            5.67        369.5
    (0.24)      11.02         8.37        45.8         0.65          N/A           0.86            5.59        255.4
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

    (0.56)      11.82         8.59        30.8         0.85          N/A           0.96            3.95        282.5
    (0.55)      11.40         3.87         7.3        0.85*          N/A          0.95*           4.40*        229.4
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

   $(0.07)     $ 9.49     (25.65)%      $108.9        0.79%        0.79%            N/A           0.47%        63.7%
    (0.34)      12.86       (6.05)       189.6         0.73          N/A            N/A            0.43         79.3
    (1.14)      14.03       (6.18)       227.4         0.75          N/A            N/A            0.39         77.6
    (1.48)      16.11         9.71       249.7         0.77          N/A            N/A            0.55        133.8
    (0.97)      16.07        22.56       197.8         0.78          N/A          0.86%            0.68        182.9
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

    (0.07)       9.45      (25.83)         6.8         1.05         1.05           N/A             0.25         63.7
    (0.34)      12.83         6.56         5.3        0.98*          N/A           N/A            0.28*         79.3
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

   $(0.13)     $10.93     (24.96)%      $114.4        0.65%        0.65%          0.75%           0.87%        52.1%
    (0.12)      14.73      (11.42)       193.4         0.66          N/A           0.69            0.63         51.4
    (1.68)      16.76      (11.55)       244.8         0.74          N/A           N/A             0.65         69.8
    (0.60)      20.68        17.64       263.1         0.75          N/A           0.76            0.75         63.2
    (0.18)      18.12        32.31       103.8         0.75          N/A           0.94            0.77         62.4
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

    (0.12)      10.89      (25.12)         4.5         0.90         0.90           1.01            0.66         52.1
    (0.12)      14.70         1.21         3.5        0.90*          N/A          0.93*           0.46*         51.4
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

   $    --     $ 7.26     (16.36)%      $ 50.9        1.05%          N/A          1.33%           0.87%        84.4%
    (1.45)       8.68      (20.34)        80.5         1.06          N/A           1.17            0.62         88.3
    (1.03)      12.61      (16.76)       117.3         1.16          N/A           N/A             0.34        101.0
    (0.25)      16.23        28.52       138.1         1.10          N/A           1.15            0.62         82.8
    (0.22)      12.86        14.07       104.5         0.91          N/A           1.09            0.97         74.0
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

        --       7.23      (16.51)         1.6         1.30          N/A           1.61            0.54         84.4
    (1.45)       8.66       (6.49)         1.0        1.30*          N/A          1.41*         (0.34)*         88.3
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      Net Asset                   Net Realized/             Distributions
                                                      Value                       Unrealized     Total from from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
     Lord Abbett Bond Debenture Portfolio             ------------ -------------- -------------- ---------- -------------

       Class A
       12/31/2002                                        $11.22      $  0.77(a)     $(0.79)(a)    $(0.02)      $(0.96)
       12/31/2001                                         11.75         0.90(a)      (0.48)(a)       0.42       (0.95)
       12/31/2000                                         12.48            1.00         (0.90)       0.10       (0.83)
       12/31/1999                                         12.38            0.71         (0.29)       0.42       (0.24)
       12/31/1998                                         12.11            0.68           0.08       0.76       (0.35)
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------

       Class B
       12/31/2002                                         11.20         0.72(a)      (0.76)(a)     (0.04)       (0.95)
       03/22/2001 to 12/31/2001(b)                        12.03         0.64(a)      (0.52)(a)       0.12       (0.95)
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------

       Class E
       04/01/2002 to 12/31/2002(c)                        11.27         0.53(a)      (0.62)(a)     (0.09)       (0.96)
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------
     Lord Abbett Mid-Cap Value Portfolio              ------------ -------------- -------------- ---------- -------------

       Class A
       12/31/2002                                        $16.64      $  0.16(a)     $(1.71)(a)    $(1.55)      $(0.07)
       12/31/2001                                         16.92         0.14(a)       1.14 (a)       1.28       (0.08)
       12/31/2000                                         11.17            0.08           5.79       5.87       (0.04)
       12/31/1999                                         10.58            0.04           0.56       0.60       (0.01)
       12/31/1998                                         10.48            0.03           0.09       0.12       (0.02)
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------

       Class B
       12/31/2002                                         16.62         0.13(a)      (1.72)(a)     (1.59)       (0.07)
       04/03/2001 to 12/31/2001(d)                        16.41         0.08(a)       1.69 (a)       1.77       (0.08)
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------
     Lord Abbett Developing Growth Portfolio          ------------ -------------- -------------- ---------- -------------

       Class A
       12/31/2002                                        $10.66      $(0.06)(a)     $(3.03)(a)    $(3.09)          $--
       12/31/2001                                         11.44       (0.08)(a)      (0.70)(a)     (0.78)           --
       12/31/2000                                         14.88          (0.08)         (2.69)     (2.77)           --
       12/31/1999                                         11.24          (0.07)           3.71       3.64           --
       12/31/1998                                         10.55          (0.03)           0.72       0.69           --
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------

       Class B
       12/31/2002                                         10.64       (0.08)(a)      (3.02)(a)     (3.10)           --
       04/03/2001 to 12/31/2001(d)                         9.10       (0.07)(a)       1.61 (a)       1.54           --
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------
     Lord Abbett Growth Opportunities Portfolio       ------------ -------------- -------------- ---------- -------------

       Class A
       12/31/2002                                        $ 8.95      $(0.04)(a)     $(2.13)(a)    $(2.17)      $    --
       05/01/2001 to 12/31/2001(e)                         9.58       (0.03)(a)      (0.60)(a)     (0.63)           --
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------

       Class B
       12/31/2002                                          8.93       (0.06)(a)      (2.12)(a)     (2.18)           --
       02/12/2001 to 12/31/2001(f)                        10.00       (0.06)(a)      (1.01)(a)     (1.07)           --
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------
     Lord Abbett Growth and Income Portfolio          ------------ -------------- -------------- ---------- -------------

       Class A
       12/31/2002                                        $25.05       $ 0.21(a)     $(4.67)(a)    $(4.46)      $(0.21)
       12/31/2001                                         26.82         0.25(a)      (1.80)(a)     (1.55)       (0.22)
       12/31/2000                                         24.07           0.00+           3.42       3.42       (0.28)
       01/08/1999 to 12/31/1999(g)                        21.60         0.27(a)       2.20 (a)       2.47           --
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------

       Class B
       12/31/2002                                         25.01         0.17(a)      (4.67)(a)     (4.50)       (0.21)
       03/22/2001 to 12/31/2001(b)                        23.59         0.13(a)       1.51 (a)       1.64       (0.22)
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------

                                                                   Distributions
                                                                        from Net
                                                                        Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
     Lord Abbett Bond Debenture Portfolio             -------------

       Class A
       12/31/2002                                        $    --
       12/31/2001                                             --
       12/31/2000                                             --
       12/31/1999                                         (0.08)
       12/31/1998                                         (0.14)
------------------------------------
                                                      -------------

       Class B
       12/31/2002                                             --
       03/22/2001 to 12/31/2001(b)                            --
------------------------------------
                                                      -------------

       Class E
       04/01/2002 to 12/31/2002(c)                            --
------------------------------------
                                                      -------------
     Lord Abbett Mid-Cap Value Portfolio              -------------

       Class A
       12/31/2002                                        $(0.61)
       12/31/2001                                         (1.48)
       12/31/2000                                         (0.08)
       12/31/1999                                             --
       12/31/1998                                             --
------------------------------------
                                                      -------------

       Class B
       12/31/2002                                         (0.61)
       04/03/2001 to 12/31/2001(d)                        (1.48)
------------------------------------
                                                      -------------
     Lord Abbett Developing Growth Portfolio          -------------

       Class A
       12/31/2002                                        $    --
       12/31/2001                                             --
       12/31/2000                                         (0.67)
       12/31/1999                                             --
       12/31/1998                                         (0.00)+
------------------------------------
                                                      -------------

       Class B
       12/31/2002                                             --
       04/03/2001 to 12/31/2001(d)                            --
------------------------------------
                                                      -------------
     Lord Abbett Growth Opportunities Portfolio       -------------

       Class A
       12/31/2002                                        $    --
       05/01/2001 to 12/31/2001(e)                            --
------------------------------------
                                                      -------------

       Class B
       12/31/2002                                             --
       02/12/2001 to 12/31/2001(f)                            --
------------------------------------
                                                      -------------
     Lord Abbett Growth and Income Portfolio          -------------

       Class A
       12/31/2002                                        $(1.52)
       12/31/2001                                             --
       12/31/2000                                         (0.39)
       01/08/1999 to 12/31/1999(g)                            --
------------------------------------
                                                      -------------

       Class B
       12/31/2002                                         (1.52)
       03/22/2001 to 12/31/2001(b)                            --
------------------------------------
                                                      -------------

* Annualized
+ Rounds to less than $0.005 per share
Certain prior amounts have been reclassified to conform to current year presentation. N/A Not Applicable (a) Per share amounts based on average shares outstanding during the period. (b) Commencement of operations - 03/22/2001.
(c) Commencement of operations - 04/01/2002.

                       See notes to financial statements

                                                                                                         Ratio of Net
                                                                     Ratio of Expenses Ratio of Expenses Investment
              Net Asset              Net Assets    Ratio of Expenses to Average Net    to Average Net    Income (Loss) to
Total         Value End              End of Period to Average Net    Assets After      Assets Before     Average
Distributions of Period Total Return (in millions) Assets            Broker Rebates    Reimbursement     Net Assets
              --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------

   $(0.96)     $10.24      (0.39)%     $  202.1          0.70%                N/A            0.77%             7.43%
    (0.95)      11.22         3.76        154.2           0.72                N/A             0.75              7.76
    (0.83)      11.75         0.87        155.2           0.85                N/A             0.86              7.78
    (0.32)      12.48         3.40        170.2           0.85                N/A             0.86              6.74
    (0.49)      12.38         6.26        120.0           0.85                N/A             0.93              6.58
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------

    (0.95)      10.21       (0.57)        197.4           0.95                N/A             1.05              7.12
    (0.95)      11.20         1.17         31.8          0.95*                N/A            0.98*             7.38*
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------

    (0.96)      10.22    (1.03)(c)          2.5          0.85*                N/A            0.98*             7.12*
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------

   $(0.68)     $14.41      (9.31)%     $   74.0          0.89%             0.89%             0.90%             1.04%
    (1.56)      16.64         8.10         75.1           0.92                N/A             0.94              0.86
    (0.12)      16.92        52.87         60.0           1.26                N/A             N/A               0.79
    (0.01)      11.17         5.71         29.4           1.25                N/A             1.41              0.50
    (0.02)      10.58         1.11         18.3           1.10                N/A             1.68              0.44
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------

    (0.68)      14.35       (9.58)         51.6           1.14              1.14              1.16              0.83
    (1.56)      16.62        11.33         16.9          1.15*                N/A            1.17*             0.68*
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------

   $    --     $ 7.57     (28.99)%     $   20.2          0.95%                N/A            1.33%           (0.71)%
        --      10.66       (6.82)         35.5           0.98                N/A             1.21            (0.70)
    (0.67)      11.44      (18.87)         42.4           1.20                N/A             1.24            (0.71)
        --      14.88        32.47         33.6           1.15                N/A             1.34            (0.73)
        --      11.24         6.60         15.9           1.00                N/A             1.70            (0.47)
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------

        --       7.54      (29.14)          4.6           1.20                N/A             1.61            (0.94)
        --      10.64        16.92          2.5          1.20*                N/A            1.44*           (0.94)*
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------

   $    --     $ 6.78     (24.25)%     $    3.8          0.85%                N/A            1.69%           (0.52)%
        --       8.95       (6.58)          0.9          0.85*                N/A            5.19*           (0.54)*
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------

        --       6.75      (24.41)         13.7           1.10                N/A             1.98            (0.77)
        --       8.93      (10.70)          8.4          1.10*                N/A            5.44*           (0.78)*
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------

   $(1.73)     $18.86     (17.95)%     $  890.2          0.65%             0.63%             0.67%             0.94%
    (0.22)      25.05       (5.77)      1,205.5           0.64                N/A             0.64              1.04
    (0.67)      26.82        14.68        944.6           0.70                N/A             N/A               1.32
        --      24.07        11.38        887.0          0.70*                N/A             N/A              1.24*
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------

    (1.73)      18.78      (18.12)        337.3           0.90               0.88             0.93              0.78
    (0.22)      25.01         6.96         98.7          0.89*                N/A            0.89*             0.72*
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------



Portfolio
Turnover
Rate

---------

  45.8%
   66.2
   64.9
   46.7
   84.7
---------

   45.8
   66.2
---------

   45.8
---------
---------

  29.0%
   40.0
   66.4
   64.3
   41.0
---------

   29.0
   40.0
---------
---------

  53.5%
   48.7
   42.5
   53.2
   18.7
---------

   53.5
   48.7
---------
---------

  89.6%
   89.1
---------

   89.6
   89.1
---------
---------
---------

  55.4%
   69.7
   51.7
   70.8
---------

   55.4
   69.7
---------


(d) Commencement of operations - 04/03/2001. (e) Commencement of operations - 05/01/2001. (f) Commencement of operations - 02/12/2001. (g) Commencement of operations - 01/08/1999.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                              Net Asset                   Net Realized/  Total      Distributions Distributions
                                              Value                       Unrealized     from       from Net      from Net
Selected Per Share Data for the Year or       Beginning of Net Investment Gain (Loss) on Investment Investment    Realized
Period Ended:                                 Period       Income (Loss)  Investments    Operations Income        Capital Gains
Janus Aggressive Growth Portfolio             ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 01/03/2002 to 12/31/2002(b)                     $ 7.44      $ 0.01 (a)    $  (2.08)(a)   $(2.07)     $(0.00)+       $    --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                        7.40       (0.01)(a)       (2.05)(a)    (2.06)      (0.00)+            --
 02/12/2001 to 12/31/2000(c)                      10.00        0.00+(a)       (2.60)(a)    (2.60)           --            --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------
MFS Mid Cap Growth Portfolio                  ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 12/31/2002                                      $ 8.37      $(0.02)(a)    $  (3.66)(a)   $(3.68)         $ --       $(0.03)
 05/01/2001 to 12/31/2001(d)                       9.76       (0.02)(a)       (1.37)(a)    (1.39)           --            --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                        8.34       (0.03)(a)       (3.64)(a)    (3.67)           --        (0.03)
 02/12/2001 to 12/31/2001(c)                      10.00       (0.04)(a)       (1.62)(a)    (1.66)           --            --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------

 Class E
 12/31/2002                                        8.36       (0.02)(a)       (3.66)(a)    (3.68)           --        (0.03)
 10/31/2001 to 12/31/2001(e)                       7.42       (0.01)(a)        0.95 (a)      0.94           --            --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------
MFS Research International Portfolio          ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 12/31/2002                                      $ 8.48      $ 0.06 (a)    $  (1.04)(a)   $(0.98)     $ (0.01)       $    --
 05/01/2001 to 12/31/2001(d)                       9.55       (0.01)(a)       (1.04)(a)    (1.05)       (0.02)            --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                        8.48        0.03 (a)       (1.03)(a)    (1.00)       (0.01)            --
 02/12/2001 to 12/31/2001(c)                      10.00        0.01 (a)       (1.52)(a)    (1.51)       (0.01)            --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------

 Class E
 12/31/2002                                        8.48        0.03 (a)       (1.02)(a)    (0.99)       (0.01)            --
 10/31/2001 to 12/31/2001(e)                       8.15       (0.01)(a)        0.35 (a)      0.34       (0.01)            --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------
Oppenheimer Capital Appreciation Portfolio    ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 01/03/2002 to 12/31/2002(b)                     $ 8.57      $ 0.01 (a)    $  (2.11)(a)   $(2.10)     $(0.00)+       $    --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                        8.57        0.00+(a)       (2.12)(a)    (2.12)      (0.00)+            --
 02/12/2001 to 12/31/2001(c)                      10.00        0.00+(a)       (1.43)(a)    (1.43)      (0.00)+            --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------
PIMCO Money Market Portfolio                  ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 01/03/2002 to 12/31/2002(b)                     $ 1.00      $ 0.02 (a)    $  (0.01)(a)   $  0.01     $ (0.01)       $    --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                        1.00        0.01 (a)     $  0.00+(a)      0.01       (0.01)            --
 02/12/2001 to 12/31/2001(c)                       1.00        0.03 (a)        0.00+(a)      0.03       (0.03)            --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------
PIMCO Total Return Portfolio                  ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 12/31/2002                                      $10.35      $ 0.33 (a)    $   0.66 (a)   $  0.99         $ --       $    --
 05/01/2001 to 12/31/2001(d)                      10.03        0.27 (a)        0.40 (a)      0.67       (0.20)        (0.15)
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                       10.33        0.31 (a)        0.65 (a)      0.96           --            --
 02/12/2001 to 12/31/2001(c)                      10.00        0.32 (a)        0.34 (a)      0.66       (0.18)        (0.15)
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------

 Class E
 12/31/2002                                       10.33        0.33 (a)        0.64 (a)      0.97           --            --
 10/31/2001 to 12/31/2001(e)                      10.65        0.07 (a)       (0.26)(a)    (0.19)       (0.09)        (0.04)
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------

* Annualized
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period. (b) Commencement of operations - 01/03/2002. (c) Commencement of operations - 02/12/2001.
(d) Commencement of operations - 05/01/2001. (e) Commencement of operations - 10/31/2001.
(f) Excludes effect of Deferred Expense Reimbursement. See Note 3 to financial statements.

                       See notes to financial statements

                                                           Ratio of       Ratio of      Ratio of Net
                                               Ratio of    Expenses to    Expenses to   Investment
              Net Asset          Net Assets    Expenses to Average Net    Average Net   Income (Loss) Portfolio
Total         Value End Total    End of Period Average Net Assets After   Assets Before to Average    Turnover
Distributions of Period Return   (in millions) Assets      Broker Rebates Reimbursement Net Assets    Rate
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

 $(0.00)+      $ 5.37   (27.78)%    $   2.7      0.85%*        0.77%*         1.43%*        0.11%*      92.7%
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

  (0.00)+        5.34    (27.83)       46.8        1.10          1.00           1.69        (0.18)       92.7
      --         7.40    (26.00)       15.2       1.10*         N/A            4.03*       (0.11)*       98.4
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

 $(0.03)       $ 4.66   (44.00)%    $  16.0       0.80%         0.73%          1.10%       (0.34)%     157.2%
      --         8.37    (14.24)       13.5       0.80*         N/A            2.35*       (0.35)*       86.3
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

  (0.03)         4.64    (44.04)       62.6        1.05          0.96           1.41        (0.54)      157.2
      --         8.34    (16.60)       23.4       1.05*         N/A            2.60*       (0.53)*       86.3
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

  (0.03)         4.65    (44.05)        2.1        0.95          0.84           1.34        (0.38)      157.2
      --         8.36      12.67         --       0.95*         N/A            2.49*       (0.70)*       86.3
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

 $(0.01)       $ 7.49   (11.52)%    $   9.4       1.00%         1.00%          1.86%         0.73%     114.1%
  (0.02)         8.48    (11.04)        3.7       1.00*         N/A            5.08*       (0.01)*      133.6
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

  (0.01)         7.47    (11.80)       67.1        1.25          1.25           2.07          0.34      114.1
  (0.01)         8.48    (15.14)       14.7       1.25*         N/A            5.33*         0.13*      133.6
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

  (0.01)         7.48    (11.65)        1.8        1.15          1.15           1.82          0.34      114.1
  (0.01)         8.48       4.22         --       1.15*         N/A            5.23*       (1.02)*      133.6
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

 $(0.00)+      $ 6.47   (24.47)%    $   0.7      0.75%*         N/A           0.99%*        0.17%*      20.6%
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

  (0.00)+        6.45    (24.73)      122.4        1.00         N/A             1.22        (0.02)       20.6
  (0.00)+        8.57    (14.27)       26.9       1.00*         N/A            3.21*         0.04*       29.7
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

 $(0.01)       $ 1.00      1.31%      $  --      0.50%*         N/A           0.76%*        1.57%*        N/A
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

  (0.01)         1.00       1.09      128.5        0.75         N/A             0.86          1.04        N/A
  (0.03)         1.00       2.82       26.5       0.75*         N/A            2.42*         2.37*        N/A
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

   $  --       $11.34      9.57%    $155.00       0.65%         N/A         0.64%(f)         3.06%     474.4%
  (0.35)        10.35       6.68       59.1       0.65*         N/A            1.15*         3.76*      346.0
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

      --        11.29       9.29      427.7        0.90         N/A          0.90(f)         2.85%      474.4
  (0.33)        10.33       6.68       46.2       0.90*         N/A            1.40*         3.48*      346.0
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

      --        11.30       9.39       29.2        0.80         N/A          0.80(f)          3.00      474.4
  (0.13)        10.33     (1.81)        0.1       0.80*         N/A            1.30*         3.71*      346.0
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                    Net Asset                   Net Realized/             Distributions Distributions
                                    Value                       Unrealized     Total from from Net      from Net
Selected Per Share Data for the     Beginning of Net Investment Gain (Loss) on Investment Investment    Realized
Year or Period Ended:               Period       Income (Loss)  Investments    Operations Income        Capital Gains
PIMCO Innovation Portfolio          ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 12/31/2002                               $ 6.18     $(0.04)(a)     $(3.08)(a)    $(3.12)     $      --       $    --
 05/01/2001 to 12/31/2001(b)                8.06      (0.04)(a)      (1.84)(a)     (1.88)            --            --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                 6.16      (0.04)(a)      (3.08)(a)     (3.12)            --            --
 02/12/2001 to 12/31/2001(c)               10.00      (0.06)(a)      (3.78)(a)     (3.84)            --            --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

 Class E
 12/31/2002                                 6.17      (0.03)(a)      (3.09)(a)     (3.12)            --            --
 10/31/2001 to 12/31/2001(d)                5.24      (0.01)(a)       0.94 (a)       0.93            --            --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------
Met/Putnam Research Portfolio       ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 12/31/2002                               $ 8.14     $ 0.05 (a)     $(1.73)(a)    $(1.68)     $  (0.03)       $    --
 10/16/2001 to 12/31/2001(e)                7.59       0.01 (a)       0.55 (a)       0.56        (0.01)            --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                 8.13       0.03 (a)      (1.72)(a)     (1.69)        (0.03)            --
 02/12/2001 to 12/31/2001(c)               10.00       0.02 (a)      (1.86)(a)     (1.84)        (0.03)            --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------
Met/AIM Small Cap Growth Portfolio  ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 01/03/2002 to 12/31/2002(f)              $11.85     $(0.06)(a)     $(3.14)(a)    $(3.20)     $      --       $    --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                11.89      (0.08)(a)      (3.19)(a)     (3.27)            --            --
 10/09/2001 to 12/31/2001(g)               10.00      (0.02)(a)       1.91 (a)       1.89            --            --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

 Class E
 04/01/2002 to 12/31/2002(h)               11.54      (0.05)(a)      (2.85)(a)     (2.90)            --            --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------
Met/AIM Mid Cap Core Equity
 Portfolio                          ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 01/03/2002 to 12/31/2002(f)              $10.98     $ 0.03 (a)     $(1.15)(a)    $(1.12)     $ (0.00)+       $(0.01)
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                11.02       0.00+(a)      (1.18)(a)     (1.18)       (0.00)+        (0.01)
 10/09/2001 to 12/31/2001(g)               10.00       0.00+(a)       1.03 (a)       1.03        (0.01)            --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

 Class E
 04/01/2002 to 12/31/2002(h)               11.60       0.01 (a)      (1.76)(a)     (1.75)         0.00+        (0.01)
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------
State Street Research Concentrated
 International Portfolio            ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 01/03/2002 to 12/31/2002(f)              $10.81     $ 0.06 (a)     $(1.97)(a)    $(1.91)     $  (0.01)       $    --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                10.84       0.01 (a)      (1.97)(a)     (1.96)        (0.01)            --
 10/09/2001 to 12/31/2001(g)               10.00      (0.02)(a)       0.99 (a)       0.97        (0.01)        (0.12)
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

 Class E
 04/01/2002 to 12/31/2002(h)               10.70      (0.01)(a)      (1.81)(a)     (1.82)        (0.01)            --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------
Third Avenue Small Cap Value
 Portfolio                          ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 05/01/2002 to 12/31/2002(i)              $10.00     $ 0.04 (a)     $(1.72)(a)    $(1.68)     $  (0.02)       $(0.01)
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 05/01/2002 to 12/31/2002(i)               10.00       0.04 (a)      (1.73)(a)     (1.69)        (0.02)        (0.01)
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

* Annualized
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period. (b) Commencement of operations - 05/01/2001. (c) Commencement of operations - 02/12/2001.
(d) Commencement of operations - 10/31/2001.

                       See notes to financial statements


                                                           Ratio of       Ratio of      Ratio of Net
                                               Ratio of    Expenses to    Expenses to   Investment
              Net Asset          Net Assets    Expenses to Average Net    Average Net   Income (Loss) Portfolio
Total         Value End Total    End of Period Average Net Assets After   Assets Before to Average    Turnover
Distributions of Period Return   (in millions) Assets      Broker Rebates Reimbursement Net Assets    Rate
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

   $    --     $ 3.06   (50.49)%     $13.0        1.10%          1.04%        1.73%        (0.90)%     227.2%
        --       6.18    (23.33)      16.1        1.10*            N/A        3.97*        (0.90)*      346.9
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

        --       3.04    (50.65)      15.2         1.35           1.27         1.96         (1.13)      227.2
        --       6.16    (38.40)       9.6        1.35*            N/A        4.21*        (1.01)*      346.9
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

        --       3.05    (50.57)       1.2         1.25           1.12         1.83         (0.97)      227.2
        --       6.17      17.75       0.1        1.25*            N/A        4.11*        (1.18)*      346.9
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

   $(0.03)     $ 6.43   (20.61)%     $26.6        0.85%          0.78%        1.13%          0.64%     170.1%
    (0.01)       8.14       7.32      35.5        0.85*            N/A        1.69*          0.43*      128.0
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

    (0.03)       6.41    (20.81)      33.8         1.10           1.03         1.38           0.44      170.1
    (0.03)       8.13    (18.33)      22.7        1.10*            N/A        1.94*          0.33*      128.0
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

   $    --     $ 8.65   (27.00)%     $ 6.7       1.05%*         1.03%*       2.10%*       (0.64)%*      19.5%
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

        --       8.62    (27.50)      47.1         1.30           1.28         2.32         (0.87)       19.5
        --      11.89      18.90       7.6        1.30*            N/A        5.22*        (0.92)*        5.1
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

        --       8.64    (25.13)       1.8        1.20*          1.18*        2.23*        (0.77)*       19.5
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

   $(0.01)     $ 9.85   (10.18)%     $ 4.2       0.90%*         0.86%*       1.64%*         0.26%*      37.1%
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

    (0.01)       9.83    (10.73)      32.8         1.15           1.12         1.91             --       37.1
    (0.01)      11.02      10.26       4.5        1.15*            N/A        7.18*        (0.06)*       18.0
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

    (0.01)       9.84    (15.17)       4.3        1.05*          1.02*        1.75*          0.13*       37.1
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

   $(0.01)     $ 8.89   (17.64)%     $ 4.8       1.10%*         1.08%*       2.49%*         0.68%*      82.0%
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

    (0.01)       8.87    (18.09)      17.9         1.35           1.31         2.64           0.15       82.0
    (0.13)      10.84       9.69       5.8        1.35*            N/A        5.69*        (0.07)*       22.5
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

    (0.01)       8.87    (16.99)       1.5        1.25*          1.22*        2.42*        (0.16)*       82.0
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

   $(0.03)     $ 8.29   (16.78)%     $ 4.2       0.95%*            N/A       2.07%*         0.75%*      8.0%*
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

    (0.03)       8.28    (16.90)      33.4        1.20*            N/A        1.69*          0.80*       8.0*
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

(e) Commencement of operations - 10/16/2001. (f) Commencement of operations - 01/03/2002. (g) Commencement of operations - 10/09/2001. (h) Commencement of operations - 04/01/2002. (i) Commencement of operations - 05/01/2002.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002


1. Organization

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-two portfolios, two of which are non-diversified (each, a "Portfolio" and collectively, the "Portfolios") each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2002, the Portfolios included in the Trust are as follows: J.P. Morgan Small Cap Stock Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan Select Equity Portfolio, J.P. Morgan Enhanced Index Portfolio, J.P. Morgan International Equity Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Developing Growth Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Growth and Income Portfolio, Janus Aggressive Growth Portfolio, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Money Market Portfolio, PIMCO Total Return Portfolio, PIMCO Innovation Portfolio, Met/Putnam Research Portfolio, Met/AIM Small Cap Growth Portfolio, Met/AIM Mid Cap Core Equity Portfolio, State Street Research Concentrated International Portfolio and Third Avenue Small Cap Value Portfolio (commenced operations on 5/1/02).

The Trust currently offers three classes of shares: Class A Shares and Class B Shares are offered by all Portfolios. Class E Shares are offered by the MFS Mid Cap Growth Portfolio, the MFS Research International Portfolio, the PIMCO Total Return Portfolio, the PIMCO Innovation Portfolio, the Lord Abbett Bond Debenture Portfolio, the Met/AIM Small Cap Growth Portfolio, the Met/AIM Mid Cap Core Equity Portfolio and the State Street Research Concentrated International Portfolio. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expenses reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

The Trust was established under an Agreement and Declaration of Trust dated as of July 27, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of the Cova Series Trust approved the reorganization of the Funds of the Cova Series Trust as Portfolios of the Trust pursuant to Agreements and Plans of Reorganization between the Trust and Cova Series Trust dated as of December 8, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of Security First Trust approved the reorganization of the Series of the Security First Trust as Portfolios of the Trust pursuant to Agreements and Plans of Reorganization between the Trust and Security First Trust dated as of December 8, 2000.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation - Portfolio securities for which the primary market is on a domestic or foreign exchange or which are traded over-the-counter and quoted on the NASDAQ System will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. In the case of any securities which are not actively traded or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The PIMCO Money Market Portfolio values its investments using amortized cost. With respect to Portfolios other than the PIMCO Money Market Portfolio, foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

2. Significant Accounting Policies - continued


C. Investment Income and Expenses - Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Premium and discount on securities purchased are amortized and accreted, respectively, to interest income using the interest method.

D. Federal Income Taxes - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Portfolios have not recorded a provision for federal income taxes. In addition, any Portfolios subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the J.P. Morgan Enhanced Index Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan International Equity Portfolio, PIMCO Total Return Portfolio, MFS Mid Cap Growth Portfolio, and MFS Research International Portfolio, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures at year end.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2002, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows: J.P. Morgan Small Cap Stock Portfolio: $1,451,261 expiring in 2009 and $12,179,845 expiring in 2010, J.P. Morgan Quality Bond Portfolio:
$1,001,499 expiring in 2008, J.P. Morgan Select Equity Portfolio: $12,484,300 expiring in 2009 and $19,278,948 expiring in 2010, J.P. Morgan International Equity Portfolio: $19,744,541 expiring in 2009 and $11,694,451 expiring in 2010, Lord Abbett Bond Debenture Portfolio: $2,276,221 expiring in 2007, $889,406 expiring in 2008, $9,231,887 expiring in 2009 and $19,018,651 expiring in 2010,
Lord Abbett Growth and Income Portfolio: $7,144,999 expiring in 2010, J.P. Morgan Enhanced Index Portfolio: $4,533,984 expiring in 2008 and $19,505,488 expiring in 2009 and $28,690,142 expiring in 2010, Lord Abbett Developing Growth
Portfolio: $1,934,268 expiring in 2008 and $1,332,584 expiring in 2009 and $4,499,968 expiring in 2010, PIMCO Innovation Portfolio: $415,292 expiring in 2009 and $11,678,842 expiring in 2010, MFS Mid Cap Growth Portfolio: $22,176,637 expiring in 2010, MFS Research International Portfolio: $686,260 expiring in 2009 and $2,484,752 expiring in 2010, Met/Putnam Research Portfolio: $7,222,412 expiring in 2009 and $3,562,723 expiring in 2010, Lord Abbett Growth Opportunities Portfolio: $467,029 expiring in 2009 and $2,699,682 expiring in 2010, Janus Aggressive Growth Portfolio: $1,582,768 expiring in 2009 and $4,746,618 expiring in 2010, Oppenheimer Capital Appreciation Portfolio: $86,642 expiring in 2009 and $1,851,279 expiring in 2010, Met/AIM Mid Cap Core Equity
Portfolio: $764,477 expiring in 2010, Met/AIM Small Cap Growth Portfolio:
$20,401 expiring in 2009 and $2,205,296 expiring in 2010, State Street Research Concentrated International Portfolio: $1,058,209 expiring in 2010.

E. Distribution of Income and Gains - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually (except in the case of the PIMCO Money Market Portfolio which declares distributions daily and pays monthly).

F. Futures Contracts - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios (except for PIMCO Money Market Portfolio and Third Avenue Small Cap Value Portfolio which do not enter into futures contracts) are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. Options Contracts - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios (except for PIMCO Money Market Portfolio and Third Avenue Small Cap Value Portfolio) to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

2. Significant Accounting Policies - continued


Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. Forward Foreign Currency Contracts - J.P. Morgan Quality Bond Portfolio, J.P. Morgan International Equity, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, PIMCO Total Return Portfolio, PIMCO Innovation Portfolio, Oppenheimer Capital Portfolio, Janus Aggressive Growth Portfolio, Met/Putnam Research Portfolio, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth Portfolio, State Street Research Concentrated International Portfolio and Third Avenue Small Cap Value Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. Security Lending - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the Investment Company Act of 1940. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. The Portfolios may also enter into agreements with qualified borrowers whereby in anticipation of lending securities at a future date, the Portfolios agree, for a fee, not to lend such securities to other qualified borrowers ("Fee for Hold"). Portfolios with outstanding loans and fee for hold securities at December 31, 2002 are noted on each applicable Portfolio's schedule of investments.

J. Foreign Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

2. Significant Accounting Policies - continued


Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. Interest Rate Transactions - Among the strategic transactions into which the J.P. Morgan Quality Bond Portfolio, PIMCO Total Return Portfolio, Janus Aggressive Growth Portfolio, Oppenheimer Capital Appreciation Portfolio and the State Street Research Concentrated International Portfolio may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

L. Repurchase Agreements - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will ensure that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

M. Forward Commitments, When-Issued and Delayed Delivery Securities - All Portfolios except the PIMCO Money Market Portfolio and the State Street Concentrated International Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

N. Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Brokerage ("SSB"). Under this arrangement, the Portfolios direct certain trades to SSB in return for a recapture credit. SSB will either issue a cash rebate to the Portfolio or to a third-party service provider. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of each respective Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

The Trust is managed by Met Investors Advisory LLC. (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager has entered into Advisory Agreements with J.P. Morgan Investment Management Inc., Lord, Abbett & Co., Pacific Investment Management Co. LLC (PIMCO), PIMCO Equity Advisors, Massachusetts Financial Services Company, Putnam Investment Management LLC, Janus Capital Management LLC, OppenheimerFunds Inc., AIM Capital Management, Inc., State Street Research & Management Company and Third Avenue Management LLC. (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

3. Investment Management Agreement and Other Transactions with Affiliates - continued


Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                                                 Management Fees
                                                           earned by
                                                                   Met Investors
                                                                   Advisory LLC.
                                                              For the Year ended
Portfolio                                                  December 31, 2002  % Per Annum Average Daily Net Assets
---------                                                  -----------------  ----------- ------------------------
J.P. Morgan Quality Bond Portfolio                            $  773,703         0.55%    First $75 Million
                                                                                 0.50%    Over $75 Million
J.P. Morgan Small Cap Stock Portfolio                            539,055         0.85%    All
J.P. Morgan Enhanced Index Portfolio                             869,834         0.60%    First $50 Million
                                                                                 0.55%    Over $50 Million
J.P. Morgan Select Equity Portfolio                              927,582         0.65%    First $50 Million
                                                                                 0.60%    Over $50 Million
J.P. Morgan International Equity Portfolio                       528,035         0.80%    First $50 Million
                                                                                 0.75%    Over $50 Million up to $350 Million
                                                                                 0.70%    Over $350 Million
Lord Abbett Bond Debenture Portfolio                           1,667,067         0.60%    All
Lord Abbett Mid-Cap Value Portfolio                              768,497         0.70%    First $200 Million
                                                                                 0.65%    Over $200 Million up to $500 Million
                                                                                 0.625%   Over $500 Million
Lord Abbett Developing Growth Portfolio                          233,256         0.75%    All
Lord Abbett Growth and Income Portfolio                        7,305,609         0.60%    First $800 Million
                                                                                 0.55%    Over $800 Million up to $2 Billion
                                                                                 0.50%    Over $2 Billion
Lord Abbett Growth Opportunities Portfolio                        99,876         0.70%    First $200 Million
                                                                                 0.65%    Over $200 Million up to $500 Million
                                                                                 0.625%   Over $500 Million
PIMCO Total Return Portfolio                                   1,480,483         0.50%    All
PIMCO Money Market Portfolio                                     283,685         0.40%    All
PIMCO Innovation Portfolio                                       290,673         1.05%    All
MFS Mid Cap Growth Portfolio                                     339,766         0.65%    First $150 Million
                                                                                 0.625%   Over $150 Million up to $300 Million
                                                                                 0.60%    Over $300 Million
MFS Research International Portfolio                             316,349         0.80%    First $200 Million
                                                                                 0.75%    Over $200 Million up to $500 Million
                                                                                 0.70%    Over $500 Million up to $1 Billion
                                                                                 0.65%    Over $1 Billion
Met/Putnam Research Portfolio                                    437,134         0.80%    First $250 Million
                                                                                 0.75%    Over $250 Million
Janus Aggressive Growth Portfolio                                216,931         0.80%    First $100 Million
                                                                                 0.75%    Over $100 Million up to $500 Million
                                                                                 0.70%    Over $500 Million
Oppenheimer Capital Appreciation Portfolio                       402,546         0.65%    First $150 Million
                                                                                 0.625%   Over $150 Million up to $300 Million
                                                                                 0.60%    Over $300 Million to $500 Million
                                                                                 0.55%    Over $500 Million
Met/AIM Mid Cap Core Equity Portfolio                            153,006         0.75%    All
Met/AIM Small Cap Growth Portfolio                               228,091         0.90%    All
State Street Research Concentrated International Portfolio        98,278         0.85%    All
Third Avenue Small Cap Value Portfolio                            82,684         0.75%    All

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

3. Investment Management Agreement and Other Transactions with Affiliates - continued




State Street provides Custodian, Administration and Transfer Agency services to the Trust.

MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Eight and MetLife Investors Variable Life Account One are separate accounts of MetLife Investors Insurance Company. MetLife Investors Variable Annuity Account Five and MetLife Investors Variable Life Account Five are separate accounts of MetLife Investors Insurance Company of California. MetLife Investors USA Separate Account A is a separate account of MetLife Investors USA Insurance Company. First MetLife Investors Variable Annuity Account One is a separate account of First MetLife Investors Insurance Company. As of December 31, 2002, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, Metropolitan Life Insurance Company, Metropolitan Life Insurance Company - Zenith Variable Annuity, MetLife Investors Group - Security Savings Plan 401k, New England Life Insurance Company, New England Life Insurance Company - Zenith Variable Annuity, and General American Life Insurance Company owned all the shares of beneficial interest of the Portfolios.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio until April 30, 2003 (excluding the J.P. Morgan Small Cap Stock Portfolio and the J.P. Morgan Select Equity Portfolio). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual Operating Expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with rule 12b-1 under the 1940 Act are limited to the respective expense ratios as a percentage of each Portfolio's average daily net assets as noted in the table below. Amounts reimbursed by the Manager for the year ended December 31, 2002 are shown as fees waived and reimbursed by the advisor in the Statements of Operations of the respective Portfolios.

                                                                                   Expenses Deferred in
-                                                                                  -----------------------
                                                                                     2001           2002
-                                                           Maximum Expense Ratio   --------       --------
                                                            under current Expense  Subject to repayment until
                                                            Limitation Agreement     December 31,
-                                                          ----------------------  -----------------------
Portfolio                                                  Class A Class B Class E   2006           2007
---------                                                  ------- ------- -------  --------       --------

JP Morgan Quality Bond Portfolio                            0.60%   0.85%   0.75%  $113,581       $162,747

JP Morgan Enhanced Index Portfolio                          0.65%   0.90%   0.80%    61,036        153,964

JP Morgan International Equity Portfolio                    1.05%   1.30%   1.20%    90,398        191,183

Lord Abbett Bond Debenture Portfolio                        0.70%   0.95%   0.85%    56,325        219,786

Lord Abbett Mid-Cap Value Portfolio                         0.90%   1.15%   1.05%    14,305         10,223

Lord Abbett Developing Growth Portfolio                     0.95%   1.20%   1.10%    57,349        119,049

Lord Abbett Growth Opportunities Portfolio                  0.85%   1.10%   1.00%   175,679        124,154

Lord Abbett Growth and Income Portfolio                     0.65%   0.90%   0.80%        --        261,347

Janus Aggressive Growth Portfolio                           0.85%   1.10%   1.00%   190,545        159,172

MFS Mid Cap Growth Portfolio                                0.80%   1.05%   0.95%   183,235        202,596

MFS Research International Portfolio                        1.00%   1.25%   1.15%   322,886        326,312

Oppenheimer Capital Portfolio                               0.75%   1.00%   0.90%   179,200        132,940

PIMCO Money Market Portfolio                                0.50%   0.75%   0.65%   142,951         78,237

PIMCO Total Return Portfolio                                0.65%   0.90%   0.80%   133,278             --

PIMCO Innovation Portfolio                                  1.10%   1.35%   1.25%   219,301        171,885

Met/Putnam Research Portfolio                               0.85%   1.10%   1.00%   176,669        152,623

Met/AIM Small Cap Growth Portfolio                          1.05%   1.30%   1.20%    53,284        260,811

Met/AIM Mid-Cap Core Equity Portfolio                       0.90%   1.15%   1.05%    47,797        154,244

State Street Research Concentrated International Portfolio  1.10%   1.35%   1.25%    53,485        152,274

Third Avenue Small Cap Value Portfolio                      0.95%   1.20%   1.10%        --         72,400

If in any year during which the total assets of a Portfolio are greater than $100 million and in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of such Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year,

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

3. Investment Management Agreement and Other Transactions with Affiliates - continued


(subject to quarterly approval by the Trust's Board of Trustees) Met Investors Advisory LLC shall be entitled to Reimbursement by such Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolios are not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average daily net assets of a Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively. Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                              Shares Issued    Shares Issued             Net Increase
                                                              in Connection    Through                   (Decrease)
                                         Beginning  Shares    with Acquisition Dividend      Shares      in Shares    Ending
                                         Shares     Sold      (Note 10)        Reinvestment  Repurchased Outstanding  Shares
J.P. Morgan Small Cap Stock Portfolio    ---------- --------- ---------------- ------------- ----------- ------------ ----------

 Class A
 12/31/2002                               6,538,232   116,788           --          5,144    (1,569,626)  (1,447,694)  5,090,538
 12/31/2001                               6,606,875    60,129           --        965,911    (1,094,683)     (68,643)  6,538,232
 ------------------------
                                         ---------- --------- ---------------- ------------- ----------- ------------ ----------

 Class B
 12/31/2002                                  79,567   167,386           --            159       (21,829)     145,716     225,283
 04/03/2001 - 12/31/2001                         --    92,778           --            685       (13,896)      79,567      79,567
 ------------------------
                                         ---------- --------- ---------------- ------------- ----------- ------------ ----------
J.P. Morgan Quality Bond Portfolio       ---------- --------- ---------------- ------------- ----------- ------------ ----------

 Class A
 12/31/2002                              11,040,765 1,508,736           --        514,119    (1,699,280)     323,575  11,364,340
 12/31/2001                               8,331,002 1,204,710    2,172,334        528,771    (1,196,052)   2,709,763  11,040,765
 ------------------------
                                         ---------- --------- ---------------- ------------- ----------- ------------ ----------

 Class B
 12/31/2002                                 637,441 1,943,322           --        114,874       (86,605)   1,971,591   2,609,032
 04/03/2001 - 12/31/2001                         --   667,104           --          3,498       (33,161)     637,441     637,441
 ------------------------
                                         ---------- --------- ---------------- ------------- ----------- ------------ ----------
J.P. Morgan Select Equity Portfolio      ---------- --------- ---------------- ------------- ----------- ------------ ----------

 Class A
 12/31/2002                              14,750,515    29,316           --         86,656    (3,386,072)  (3,270,100) 11,480,415
 12/31/2001                              16,203,104    76,776           --        399,249    (1,928,614)  (1,452,589) 14,750,515
 ------------------------
                                         ---------- --------- ---------------- ------------- ----------- ------------ ----------

 Class B
 12/31/2002                                 412,143   334,061           --          5,008       (32,808)     306,261     718,404
 04/03/2001 - 12/31/2001                         --   412,368           --          1,866        (2,091)     412,143     412,143
 ------------------------
                                         ---------- --------- ---------------- ------------- ----------- ------------ ----------
J.P. Morgan Enhanced Index Portfolio     ---------- --------- ---------------- ------------- ----------- ------------ ----------

 Class A
 12/31/2002                              13,133,060   391,848           --        117,757    (3,178,199)  (2,668,594) 10,464,466
 12/31/2001                              14,608,012   109,155           --        110,509    (1,694,616)  (1,474,952) 13,133,060
 ------------------------
                                         ---------- --------- ---------------- ------------- ----------- ------------ ----------

 Class B
 12/31/2002                                 237,350   210,442           --          4,384       (40,544)     174,282     411,632
 04/03/2001 - 12/31/2001                         --   239,232           --            279        (2,161)     237,350     237,350
 ------------------------
                                         ---------- --------- ---------------- ------------- ----------- ------------ ----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

4. Shares of Beneficial Interest - continued


                                                          Shares Issued    Shares Issued              Net Increase
                                                          in Connection    Through                    (Decrease)
                                    Beginning  Shares     with Acquisition Dividend      Shares       in Shares    Ending
                                    Shares     Sold       (Note 10)        Reinvestment  Repurchased  Outstanding  Shares
J.P. Morgan International Equity
 Portfolio                          ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class A
 12/31/2002                          9,275,201    833,741            --             --   (3,102,082)   (2,268,341)  7,006,860
 12/31/2001                          9,301,535    758,422            --      1,393,001   (2,177,757)      (26,334)  9,275,201
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class B
 12/31/2002                            116,907    291,593            --             --     (192,592)       99,001     215,908
 04/03/2001 - 12/31/2001                    --    147,264            --          3,085      (33,442)      116,907     116,907
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------
Lord Abbett Bond Debenture
 Portfolio                          ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class A
 12/31/2002                         13,741,213    664,778     7,005,648      1,232,926   (2,908,182)    5,995,170  19,736,383
 12/31/2001                         13,210,973    523,111            --      1,136,918   (1,129,789)      530,240  13,741,213
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class B
 12/31/2002                          2,836,074 17,871,836            --        494,812   (1,855,498)   16,511,150  19,347,224
 03/22/2001 - 12/31/2001                    --  2,865,188            --         23,284      (52,398)    2,836,074   2,836,074
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class E
 04/01/2002 - 12/31/2002                    --    217,793        32,855             81       (7,694)      243,035     243,035
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------
Lord Abbett Mid-Cap Value Portfolio ---------- ---------- ----------------
------------- ----------- ------------ ----------

 Class A
 12/31/2002                          4,508,997    847,447            --        232,378      (450,109)     629,716   5,138,713
 12/31/2001                          3,544,528    908,754            --        386,475      (330,760)     964,469   4,508,997
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class B
 12/31/2002                          1,019,278  2,435,256            --        159,602       (15,162)   2,579,696   3,598,974
 04/03/2001 - 12/31/2001                    --  1,021,706            --         11,933       (14,361)   1,019,278   1,019,278
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------
Lord Abbett Developing Growth
 Portfolio                          ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class A
 12/31/2002                          3,333,605     47,533            --             --      (714,567)    (667,034)  2,666,571
 12/31/2001                          3,705,046    167,792            --             --      (539,233)    (371,441)  3,333,605
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class B
 12/31/2002                            238,946    397,033            --             --       (27,247)     369,786     608,732
 04/03/2001 - 12/31/2001                    --    250,581            --             --       (11,635)     238,946     238,946
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------
Lord Abbett Growth Opportunities
 Portfolio                          ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class A
 12/31/2002                             97,317    507,878            --             --       (43,985)     463,893     561,210
 05/01/2001 - 12/31/2001                    --    104,039            --             --        (6,722)      97,317      97,317
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class B
 12/31/2002                            943,720  1,415,851            --             --      (334,766)   1,081,085   2,024,805
 02/12/2001 - 12/31/2001                    --    950,126            --             --        (6,406)     943,720     943,720
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------
Lord Abbett Growth and Income
 Portfolio                          ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class A
 12/31/2002                         48,113,587    625,555            --      3,910,014    (5,441,299)    (905,730) 47,207,857
 12/31/2001                         35,223,959  1,007,861    16,411,106        451,032    (4,980,371)  12,889,628  48,113,587
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class B
 12/31/2002                          3,947,018 12,670,776            --      1,444,447       (97,709)  14,017,514  17,964,532
 03/22/2001 - 12/31/2001                    --  3,949,004            --          3,741        (5,727)   3,947,018   3,947,018
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

4. Shares of Beneficial Interest - continued


                                                           Shares Issued    Shares Issued              Net Increase
                                                           in Connection    Through                    (Decrease)
                                    Beginning  Shares      with Acquisition Dividend      Shares       in Shares    Ending
                                    Shares     Sold        (Note 10)        Reinvestment  Repurchased  Outstanding  Shares
Janus Aggressive Growth Portfolio   ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class A
 01/03/2002 - 12/31/2002                    --     506,161           --            304            (81)     506,384      506,384
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class B
 12/31/2002                          2,055,236   7,405,716           --            403       (694,495)   6,711,624    8,766,860
 02/12/2001 - 12/31/2001                    --   2,062,234           --             --         (6,998)   2,055,236    2,055,236
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------
MFS Mid Cap Growth Portfolio        ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class A
 12/31/2002                          1,613,814   2,691,894           --         19,899       (893,307)   1,818,486    3,432,300
 05/01/2001 - 12/31/2001                    --   1,727,016           --             --       (113,202)   1,613,814    1,613,814
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class B                                                                                                        --
 12/31/2002                          2,809,295  11,513,178           --         75,355       (909,609)  10,678,924   13,488,219
 02/12/2001 - 12/31/2001                    --   2,884,828           --             --        (75,533)   2,809,295    2,809,295
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class E
 12/31/2002                              3,400     489,886           --          2,532        (45,210)     447,208      450,608
 10/31/2001 - 12/31/2001                    --       3,400           --             --             --        3,400        3,400
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------
MFS Research International
 Portfolio                          ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class A
 12/31/2002                            440,114   1,925,320           --          2,095     (1,115,497)     811,918    1,252,032
 05/01/2001 - 12/31/2001                    --     886,027           --            912       (446,825)     440,114      440,114
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class B
 12/31/2002                          1,736,568   9,694,490           --         10,569     (2,462,089)   7,242,970    8,979,538
 02/12/2001 - 12/31/2001                    --   1,958,972           --          1,246       (223,650)   1,736,568    1,736,568
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class E
 12/31/2002                              1,907     252,695           --            366        (15,173)     237,888      239,795
 10/31/2001 - 12/31/2001                    --       1,904           --              3             --        1,907        1,907
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------
Oppenheimer Capital Appreciation
 Portfolio                          ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class A
 01/03/2002 - 12/31/2002                    --     300,637           --             54       (193,597)     107,094      107,094
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class B
 12/31/2002                          3,144,020  16,387,613           --            649       (564,522)  15,823,740   18,967,760
 02/12/2001 - 12/31/2001                    --   3,172,880           --          1,098        (29,958)   3,144,020    3,144,020
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------
PIMCO Money Market Portfolio        ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class A
 01/03/2002 - 12/31/2002                    --   4,755,920           --          6,052     (4,757,149)       4,823        4,823
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class B
 12/31/2002                         26,558,306 176,836,037           --        740,620    (75,592,383) 101,984,274  128,542,580
 02/12/2001 - 12/31/2001                    --  41,307,065           --        212,029    (14,960,788)  26,558,306   26,558,306
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------
PIMCO Total Return Portfolio        ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class A
 12/31/2002                          5,711,544   9,717,255           --             --     (1,758,535)   7,958,720   13,670,264
 05/01/2001 - 12/31/2001                    --   3,112,224    2,852,990        107,777       (361,447)   5,711,544    5,711,544
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class B
 12/31/2002                          4,467,579  34,615,075           --             --     (1,204,966)  33,410,109   37,877,688
 02/12/2001 - 12/31/2001                    --   4,989,447           --         96,755       (618,623)   4,467,579    4,467,579
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class E
 12/31/2002                              8,495   2,632,163           --             --        (59,163)   2,573,000    2,581,495
 10/31/2001 - 12/31/2001                    --       8,455           --             40             --        8,495        8,495
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

4. Shares of Beneficial Interest - continued


                                                             Shares Issued    Shares Issued              Net Increase
                                                             in Connection    Through                    (Decrease)
                                         Beginning Shares    with Acquisition Dividend      Shares       in Shares    Ending
                                         Shares    Sold      (Note 10)        Reinvestment  Repurchased  Outstanding  Shares
PIMCO Innovation Portfolio               --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class A
 12/31/2002                              2,597,240 9,063,745           --            --      (7,421,234)  1,642,511   4,239,751
 05/01/2001 - 12/31/2001                        -- 4,834,188           --            --      (2,236,948)  2,597,240   2,597,240
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class B
 12/31/2002                              1,555,330 4,465,088           --            --      (1,018,227)  3,446,861   5,002,191
 02/12/2001 - 12/31/2001                        -- 1,636,368           --            --         (81,038)  1,555,330   1,555,330
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class E
 12/31/2002                                  1,908   420,260           --            --         (30,183)    390,077     391,985
 10/31/2001 - 12/31/2001                        --     1,908           --            --              --       1,908       1,908
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------
Met/Putnam Research Portfolio            --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class A
 12/31/2002                              4,362,132 1,104,705           --        20,833      (1,344,748)   (219,210)  4,142,922
 10/16/2001 - 12/31/2001                        --    46,361    4,478,929         2,974        (166,132)  4,362,132   4,362,132
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class B
 12/31/2002                              2,789,804 4,209,569           --        22,244      (1,744,713)  2,487,100   5,276,904
 02/12/2001 - 12/31/2001                        -- 2,801,338           --         9,801         (21,335)  2,789,804   2,789,804
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------
Met/AIM Small Cap Growth Portfolio       --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class A
 01/03/2002 - 12/31/2002                        --   822,154           --            --        (44,396)     777,758     777,758
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class B
 12/31/2002                                641,906 5,433,207           --            --       (612,317)   4,820,890   5,462,796
 10/09/2001 - 12/31/2001                        --   644,159           --            --         (2,253)     641,906     641,906
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class E
 04/01/2002 - 12/31/2002                        --   536,177           --            --       (332,492)     203,685     203,685
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------
Met/AIM Mid Cap Core Equity Portfolio    --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class A
 01/03/2002 - 12/31/2002                        --   430,450           --           516         (2,271)     428,695     428,695
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class B
 12/31/2002                                411,418 3,414,200           --         2,663       (489,779)   2,927,084   3,338,502
 10/09/2001 - 12/31/2001                        --   411,257           --           224            (63)     411,418     411,418
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class E
 04/01/2002 - 12/31/2002                        --   548,758           --           452       (114,437)     434,773     434,773
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------
State Street Research Concentrated
 International Portfolio                 --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class A
 01/03/2002 - 12/31/2002                        --   535,846           --           797         (1,002)     535,641     535,641
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class B
 12/31/2002                                530,566 2,503,692           --         1,910     (1,020,806)   1,484,796   2,015,362
 10/09/2001 - 12/31/2001                        --   652,852           --         6,301       (128,587)     530,566     530,566
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class E
 04/01/2002 - 12/31/2002                        --   238,086           --           223        (65,449)     172,860     172,860
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------
Third Avenue Small Cap Value Portfolio   --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class A
 05/01/2002 - 12/31/2002                        --   499,105           --         1,911             (5)     501,011     501,011
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class B
 05/01/2002 - 12/31/2002                        -- 4,122,830           --        13,570        (99,796)   4,036,604   4,036,604
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

5. Investment Transactions



Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2002 were as follows:

                                                                               Purchases
                                                           --------------------------------------------------
                                                           U.S. Government
Non-U.S. Government Total
                                                           --------------- ------------------- --------------

J.P. Morgan Small Cap Stock Portfolio                      $           --     $ 48,141,719     $   48,141,719

J.P. Morgan Quality Bond Portfolio                            412,887,743       26,436,326        439,324,069

J.P. Morgan Select Equity Portfolio                               542,242       94,328,868         94,871,110

J.P. Morgan Enhanced Index Portfolio                              238,586       79,987,434         80,226,020

J.P. Morgan International Equity Portfolio                             --       56,701,444         56,701,444

Lord Abbett Bond Debenture Portfolio                           44,086,757      245,120,244        289,207,001

Lord Abbett Mid-Cap Value Portfolio                                    --       73,947,887         73,947,887

Lord Abbett Developing Growth Portfolio                                --       16,238,417         16,238,417

Lord Abbett Growth Opportunities Portfolio                             --       22,985,744         22,985,744

Lord Abbett Growth and Income Portfolio                                --      837,100,612        837,100,612

Janus Aggressive Growth Portfolio                                      --       63,490,254         63,490,254

MFS Mid Cap Growth Portfolio                                           --      138,462,010        138,462,010

MFS Research International Portfolio                                   --      101,169,553        101,169,553

Oppenheimer Capital Appreciation Portfolio                             --      113,247,866        113,247,866

PIMCO Total Return Portfolio                                1,489,343,665      305,766,335      1,795,110,000

PIMCO Innovation Portfolio                                             --       83,284,090         83,284,090

Met/Putnam Research Portfolio                                          --      105,397,176        105,397,176

Met/AIM Mid-Cap Core Equity Portfolio                                  --       39,055,187         39,055,187

Met/AIM Small Cap Growth Portfolio                                     --       52,354,536         52,354,536

State Street Research Concentrated International Portfolio             --       22,115,417         22,115,417

Third Avenue Small Cap Value Portfolio                                 --       36,298,635         36,298,635

                                                                                 Sales
                                                           --------------------------------------------------
                                                           U.S. Government
Non-U.S. Government Total
                                                           --------------- ------------------- --------------

J.P. Morgan Small Cap Stock Portfolio                      $           --     $ 59,743,818     $   59,743,818

J.P. Morgan Quality Bond Portfolio                            368,651,770       32,165,398        400,817,168

J.P. Morgan Select Equity Portfolio                             1,200,000      125,963,138        127,163,138

J.P. Morgan Enhanced Index Portfolio                              190,000      111,990,410        112,180,410

J.P. Morgan International Equity Portfolio                             --       73,268,111         73,268,111

Lord Abbett Bond Debenture Portfolio                           33,712,488       85,682,793        119,395,281

Lord Abbett Mid-Cap Value Portfolio                                    --       30,628,525         30,628,525

Lord Abbett Developing Growth Portfolio                                --       18,014,660         18,014,660

Lord Abbett Growth Opportunities Portfolio                             --       12,320,822         12,320,822

Lord Abbett Growth and Income Portfolio                                --      677,536,175        677,536,175

Janus Aggressive Growth Portfolio                                      --       23,263,247         23,263,247

MFS Mid Cap Growth Portfolio                                           --       76,149,626         76,149,626

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

5. Investment Transactions - continued


                                                                                 Sales
                                                           -------------------------------------------------
                                                                            U.S.
                                                             Government   Non-U.S. Government     Total
                                                           -------------- ------------------- --------------

MFS Research International Portfolio                       $           --    $ 43,538,528     $   43,538,528

Oppenheimer Capital Appreciation Portfolio                             --      11,138,875         11,138,875

PIMCO Total Return Portfolio                                1,121,999,627     201,374,942      1,323,374,569

PIMCO Innovation Portfolio                                             --      60,001,777         60,001,777

Met/Putnam Research Portfolio                                          --      91,471,386         91,471,386

Met/AIM Mid-Cap Core Equity Portfolio                                  --       6,272,306          6,272,306

Met/AIM Small Cap Growth Portfolio                                     --       4,408,149          4,408,149

State Street Research Concentrated International Portfolio             --       7,966,826          7,966,826

Third Avenue Small Cap Value Portfolio                                 --       1,215,665          1,215,665

At December 31, 2002, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                                                                                            Net Unrealized
                                                           Federal Income Gross Unrealized Gross Unrealized Appreciation/
Portfolio                                                     Tax Cost      Appreciation     Depreciation   (Depreciation)
---------                                                  -------------- ---------------- ---------------- --------------

J.P. Morgan Small Cap Stock Portfolio                      $   60,820,911   $ 4,544,557      $  8,316,253   $  (3,771,696)

J.P. Morgan Quality Bond Portfolio                            223,777,089     5,884,020            90,024       5,793,996

J.P. Morgan Select Equity Portfolio                           141,243,327     4,037,866        27,815,979     (23,778,113)

J.P. Morgan Enhanced Index Portfolio                          147,260,230     3,940,180        30,954,540     (27,014,360)

J.P. Morgan International Equity Portfolio                     65,997,407     1,623,858        10,260,220      (8,636,362)

Lord Abbett Bond Debenture Portfolio                          457,407,845    11,466,641        26,794,515     (15,327,874)

Lord Abbett Mid-Cap Value Portfolio                           134,657,595    12,208,286        12,547,647        (339,361)

Lord Abbett Developing Growth Portfolio                        38,256,616     2,366,549         8,947,753      (6,581,204)

Lord Abbett Growth Opportunities Portfolio                     22,969,143       904,484         1,615,468        (710,984)

Lord Abbett Growth and Income Portfolio                     1,435,616,353    38,959,346       194,654,209    (155,694,863)

Janus Aggressive Growth Portfolio                              59,659,643     1,117,457         4,142,859      (3,025,402)

MFS Mid Cap Growth Portfolio                                   88,099,354     2,753,898         7,003,444      (4,249,546)

MFS Research International Portfolio                           84,613,239     2,341,681         3,747,290      (1,405,609)

Oppenheimer Capital Appreciation Portfolio                    151,010,165     1,051,726        13,626,947     (12,575,221)

PIMCO Total Return Portfolio                                  766,119,166     7,883,540         2,331,966       5,551,574

PIMCO Innovation Portfolio                                     44,769,366       831,705         7,576,900      (6,745,195)

Met/Putnam Research Portfolio                                  67,153,635     1,435,110         7,879,756      (6,444,646)

Met/AIM Small Cap Growth Portfolio                             73,800,044     2,257,463         4,738,580      (2,481,117)

Met/AIM Mid Cap Core Equity Portfolio                          45,320,284       848,937         2,491,816      (1,642,879)

State Street Research Concentrated International Portfolio     24,427,726       603,836           960,453        (356,617)

Third Avenue Small Cap Value Portfolio                         48,865,760     1,450,244         2,321,996        (871,752)

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002




6. Futures Contracts

The futures contracts outstanding as of December 31, 2002 and the description and unrealized appreciation or depreciation were as follows:

                                                                                                              Net Unrealized
                                                                                     Number of   Notional     Appreciation/
Portfolio                                Description               Expiration Date   Contracts    Value       (Depreciation)
---------                                -----------               ---------------   ---------  --------      --------------

J.P. Morgan Quality
  Bond Portfolio:             U.S. Treasury Note 2 Year Futures  March 2003--Long       10     $ 2,151,875    $    26,039

                              U.S. Treasury Bonds Futures        March 2003--Long       41       4,620,188        114,110

                              U.S. Treasury Note 5 Year Futures  March 2003--Short     (17)     (1,925,250)       (28,781)

                              U.S. Treasury Note 10 Year Futures March 2003--Short     (60)     (6,902,813)      (199,768)
                                                                                                               -----------

                                                                                                              $   (88,400)
                                                                                                               ===========

J.P. Morgan Select
  Equity Portfolio:           S&P Index Futures                  March 2003--Long       13       2,856,425    $   (50,822)
                                                                                                               ===========

J.P. Morgan Enhanced
  Index Portfolio:            S&P Index Futures                  March 2003--Long        4         878,900    $   (24,922)
                                                                                                               ===========

PIMCO Total Return Portfolio: Euro Dollar Futures                December 2003--Long   397      97,488,313    $   870,250

                              Germany Federal Republic Bonds
                              10 Year Futures                    March 2003--Long      575      68,464,872      1,471,325

                              Germany Federal Republic Bonds
                              5 Year Futures                     March 2003--Long       93      10,838,404        193,632

                              Euribor Futures                    December 2003--Long   194      49,506,456         56,643

                              U.S. Treasury Note 10 Year Futures March 2003--Long       20       2,300,938         68,750

                              U.S. Treasury Bonds Futures        March 2003--Long      199      22,424,813        867,531
                                                                                                               -----------

                                                                                                               $3,528,131
                                                                                                               ===========

Met/AIM Small Cap Growth
  Portfolio:                  Russell 2000 Index Futures         March 2003--Long        3         574,800    $   (14,721)
                                                                                                               ===========

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002




7. Forward Foreign Currency Contracts

Open forward foreign currency contracts at December 31, 2002, were as follows:

J.P. Morgan International Equity Portfolio

Forward Foreign Currency Contracts to Buy:

                                           Value at      In Exchange Net Unrealized
  Settlement Date Contracts to Deliver December 31, 2002 for U.S. $   Appreciation
  --------------- -------------------- ----------------- ----------- --------------

     2/10/2003        173,388    AUD      $   97,196         96,551     $    645

     2/10/2003        277,772    EUR         290,793        280,000       10,793

     2/10/2003        140,000    EUR         146,562        140,851        5,711

     2/10/2003         36,922    EUR          38,653         36,641        2,012

     2/10/2003        400,000    EUR         418,750        402,912       15,838

     2/10/2003        550,000    EUR         575,781        549,643       26,138

     2/10/2003        380,000    EUR         397,813        384,064       13,749

     2/10/2003        330,000    EUR         345,469        337,491        7,978

     2/10/2003        296,948    GBP         476,549        463,418       13,131

     2/10/2003        250,000    GBP         401,206        395,115        6,091

     2/10/2003         79,780    GBP         128,032        123,870        4,162

     2/10/2003        320,000    GBP         513,543        503,856        9,687

     2/10/2003      3,277,996    HKD         420,277        419,992          285

     2/10/2003    171,959,122    JPY       1,450,230      1,419,847       30,383

     2/10/2003     22,355,100    JPY         188,533        180,000        8,533

     2/10/2003     67,581,800    JPY         569,956        550,000       19,956

     2/10/2003     71,593,280    JPY         603,787        584,626       19,161

     2/10/2003     37,000,000    JPY         312,042        308,861        3,181

     2/10/2003     91,866,520    JPY         774,763        751,803       22,960

     2/10/2003     23,256,570    JPY         196,136        190,000        6,136

     2/10/2003     30,747,250    JPY         259,309        250,000        9,309

     2/10/2003     41,678,220    JPY         351,496        340,000       11,496

     2/10/2003     55,132,840    JPY         464,967        460,000        4,967

     2/10/2003      3,104,757    SEK         356,086        337,925       18,161
                                                                        --------
                                                                        $270,463
                                                                        ========

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

7. Forward Foreign Currency Contracts - continued




J.P. Morgan International Equity Portfolio - continued

Forward Foreign Currency Contracts to Sell:

                                           Value at      In Exchange Net Unrealized
  Settlement Date Contracts to Deliver December 31, 2002 for U.S. $  (Depreciation)
  --------------- -------------------- ----------------- ----------- --------------

     2/10/2003       137,691    CHF       $   99,643         93,259    $  (6,384)

     2/10/2003       640,924    CHF          463,820        441,210      (22,610)

     2/10/2003       860,000    CHF          622,360        584,626      (37,734)

     2/10/2003       398,200    EUR          416,866        393,804      (23,062)

     2/10/2003        85,413    EUR           89,417         89,265         (152)

     2/10/2003       370,000    EUR          387,344        365,268      (22,076)

     2/10/2003       160,000    EUR          167,500        157,880       (9,620)

     2/10/2003       760,000    EUR          795,625        751,803      (43,822)

     2/10/2003       431,449    EUR          451,673        440,000      (11,673)

     2/10/2003       390,000    GBP          625,880        612,904      (12,976)

     2/10/2003       878,351    GBP        1,409,597      1,367,478      (42,119)

     2/10/2003       349,230    GBP          560,452        549,643      (10,809)

     2/10/2003    34,279,700    JPY          289,100        279,903       (9,197)

     2/10/2003    14,432,640    JPY          121,719        120,000       (1,719)

     2/10/2003    32,409,180    JPY          273,325        270,000       (3,325)

     2/10/2003    83,827,710    JPY          706,967        675,000      (31,967)

     2/10/2003    83,934,900    JPY          707,871        675,000      (32,871)

     2/10/2003    61,600,000    JPY          519,508        503,856      (15,652)

     2/10/2003    40,514,496    JPY          341,682        337,491       (4,191)

     2/10/2003    45,728,250    JPY          385,652        380,000       (5,652)

     2/10/2003       734,881    SGD          423,900        419,077       (4,823)
                                                                       ---------
                                                                       $(352,434)
                                                                       =========

AUD -- Australian Dollar GBP -- British Pound EUR -- Euro HKD -- Hong Kong Dollar JPY -- Japanese Yen SGD -- Singapore Dollar SEK -- Swedish Krona CHF -- Swiss Franc U.S. $ -- United States Dollar

PIMCO Total Return Portfolio

Forward Foreign Currency Contracts to Buy:

                                            Value at      In Exchange Net Unrealized
   Settlement Date Contracts to Deliver December 31, 2002 for U.S. $   Appreciation
   --------------- -------------------- ----------------- ----------- --------------
      2/10/2003      367,000     EUR       $  384,203        363,174     $ 21,029
      2/10/2003    2,906,000     EUR        3,042,219      2,977,241       64,978
      2/10/2003    2,197,000     EUR        2,299,985      2,190,409      109,576
                                                                         --------
                                                                         $195,583
                                                                         ========

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

7. Forward Foreign Currency Contracts - continued




PIMCO Total Return Portfolio - continued

Forward Foreign Currency Contracts to Sell:

                                           Value at      In Exchange Net Unrealized
   Settlement Date Contacts to Deliver December 31, 2002 for U.S. $  (Depreciation)
   --------------- ------------------- ----------------- ----------- --------------
      2/10/2003    2,308,000    EUR       $2,416,188      2,309,523    $(106,664)
      2/10/2003    3,346,000    EUR        3,502,844      3,335,962     (166,882)
                                                                       ---------
                                                                       $(273,546)
                                                                       =========

EUR -- Euro
U.S. $ -- United States Dollar

Met/Putnam Research Portfolio

Forward Foreign Currency Contracts to Buy:

                                          Value at      In Exchange Net Unrealized
  Settlement Date Contacts to Deliver December 31, 2002 for U.S. $   Appreciation
  --------------- ------------------- ----------------- ----------- --------------
     3/19/2003       230,000    CHF       $166,582        156,580      $ 10,002
     3/19/2003       192,000    GBP        307,334        304,550         2,784
                                                                       --------
                                                                        $ 12,786
                                                                       ========

  Forward Foreign Currency Contracts to Sell:
                                                                    Net Unrealized
                                          Value at      In Exchange Appreciation/
  Settlement Date Contacts to Deliver December 31, 2002 for U.S. $  (Depreciation)
  --------------- ------------------- ----------------- ----------- --------------
     3/19/2003       317,000    AUD       $177,092        175,420      $ (1,672)
     3/19/2003         2,000    CAD          1,262          1,277            15
     3/19/2003       486,000    CHF        351,995        330,612       (21,383)
     3/19/2003       748,200    EUR        782,088        742,880       (39,208)
     3/19/2003       192,000    GBP        307,334        298,944        (8,390)
     3/19/2003    19,859,000    JPY        167,713        160,108        (7,605)
                                                                       --------
                                                                       $(78,243)
                                                                       ========

AUD -- Australian Dollar
GBP -- British Pound
CAD -- Canadian Dollar
EUR -- Euro
JPY -- Japanese Yen
CHF -- Swiss Franc
U.S. $ -- United States Dollar

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002



8. Security Lending

As of December 31, 2002, certain Portfolios had loaned securities which were collateralized by short term investments. The value of the securities on loan and the value of the related collateral were as follows:

                                           Value of Securities Value of Collateral
                                           ------------------- -------------------

J.P. Morgan Small Cap Stock Portfolio          $ 7,132,477         $ 7,414,733

J.P. Morgan Quality Bond Portfolio              30,669,303          31,285,943*

J.P. Morgan Select Equity Portfolio              1,414,098           1,559,639

J.P. Morgan Enhanced Index Portfolio             1,247,570           1,324,700

J.P. Morgan International Equity Portfolio       4,565,801           4,767,989

Lord Abbett Bond Debenture Portfolio            46,190,427          47,320,591

Lord Abbett Mid-Cap Value Portfolio              7,633,006           7,904,120

Lord Abbett Developing Growth Portfolio          6,510,866           6,865,767

Lord Abbett Growth Opportunities Portfolio       4,500,372           4,605,561

Lord Abbett Growth and Income Portfolio         35,470,389          36,862,248

Janus Aggressive Growth Portfolio                3,807,992           3,947,286

MFS Mid Cap Growth Portfolio                     3,489,619           3,612,841

MFS Research International Portfolio             5,094,487           5,365,796

Oppenheimer Capital Appreciation Portfolio       3,320,790           3,464,691

PIMCO Total Return Portfolio                    58,383,429          59,908,971**

PIMCO Innovation Portfolio                       8,570,888           9,037,575

Met/Putnam Research Portfolio                      287,777             297,344

Met/AIM Small Cap Growth Portfolio              12,975,858          13,619,091

Met/AIM Mid-Cap Core Equity Portfolio              660,760             675,180

Third Avenue Small Cap Value Portfolio           8,183,909           8,770,967

* Comprised of $7,685,628 and $23,600,315 of cash collateral and securities collateral, respectively
** Comprised of $52,790,791 and $7,118,180 of cash collateral and securities collateral, respectively

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002




9. Swap Agreements

Open swap agreements for the PIMCO Total Return Portfolio at December 31, 2002, were as follows:

                                                                                            Net
                Expiration                                                               Unrealized
Notional Amount    Date                            Description                          Depreciation
--------------- ----------                         -----------                          ------------

1,800,000 USD   6/18/2023  Agreement with Bank of America Securities dated 12/23/02     $  (197,250)
                           to receive semi-annually the notional amount multiplied by
                           6.0% and to pay semi-annually the notional amount
                           multiplied by the 3 month LIBOR.
                              (Proceeds: $151,650)

11,500,000 USD  6/18/2013  Agreement with Bank of America Securities dated 12/11/02        (519,524)
                           to receive semi-annually the notional amount multiplied by
                           5.0% and to pay semi-annually the notional amount
                           multiplied by the 3 month LIBOR.
                              (Proceeds: $230,000)

11,700,000 EUR  6/17/2012  Agreement with Goldman Sachs Capital Markets, LP dated          (638,520)
                           4/8/02 to receive annually the notional amount multiplied by
                           6 month EURIBOR and to pay annually the notional amount
                           multiplied by 5%.
                                (Cost: $381,326)

241,000,000 JPY 6/20/2011  Agreement with Goldman Sachs Capital Markets, LP dated          (117,422)
                           4/8/02 to receive semi-annually the notional amount
                           multiplied by the 6 month LIBOR and to pay semi-annually
                           the notional amount multiplied by 1.4%.
                               (Proceeds: $19,325)
                                                                                        -----------
                                                                                        $(1,472,716)
                                                                                        ===========

10. Acquisitions

On April 29, 2002, Lord Abbett Bond Debenture Portfolio ("Bond Debenture") acquired all the net assets of Loomis Sayles High Yield Bond Portfolio ("High Yield Bond") pursuant to a plan of reorganization approved by Loomis Sayles High Yield Bond Portfolio shareholders on April 26, 2002. The acquisition was accomplished by a tax-free exchange of 7,038,503 shares of Bond Debenture Portfolio shares (valued at $73.3 million) in exchange for the 10,172,926 Class A shares of High Yield Bond and 47,657 Class E shares of Bond Debenture Portfolio (valued at $0.3 million) in exchange for the 47,657 Class E shares of High Yield Bond outstanding on April 26, 2002. High Yield Bond Class A net assets at that date ($73.3 million), including $3.1 million of unrealized depreciation and approximately $19.8 million of accumulated net realized losses, were combined with those of Bond Debenture Class A. High Yield Bond Class E net assets at that date ($0.3 million), including $1,643 of unrealized appreciation, $2,300 of accumulated net realized gains, and $29,067 of distributions in excess of income were combined with those of Bond Debenture Class E. The aggregate Class A net assets of Bond Debenture and High Yield Bond immediately before the acquisition were $153,831,106 and $73,279,076, respectively. The aggregate Class A net assets of Bond Debenture immediately after the acquisition were $227,110,182. The aggregate Class E net assets of Bond Debenture and High Yield Bond immediately before the acquisition were $10,118 and $343,334, respectively. The aggregate Class E net assets of Bond Debenture immediately after the acquisition were $353,452.

On October 16, 2001, PIMCO Total Return Portfolio ("PIMCO Total Return") acquired all the net assets of BlackRock U.S. Government Income Portfolio ("BlackRock Gov't Income") pursuant to a plan of reorganization approved by BlackRock Gov't Income shareholders on October 5, 2001. The acquisition was accomplished by a tax-free exchange of 2,852,990 shares of PIMCO Total Return Portfolio Class A shares (valued at $29.9 million) in exchange for the 5,662,071 shares of BlackRock Gov't Income outstanding on October 15, 2001. BlackRock Gov't Income's net assets at that date ($29.9 million), including $1.2 million of unrealized appreciation and approximately $397,000 of accumulated net realized losses, were combined with those of PIMCO Total Return. The aggregate net assets of PIMCO Total Return and BlackRock Gov't Income immediately before the acquisition were $42,958,945 and $29,899,339, respectively. The aggregate net assets of PIMCO Total Return immediately after the acquisition were $72,858,284.

On October 16, 2001, Met/Putnam Research Portfolio ("Putnam Research") acquired all the net assets of BlackRock Equity Portfolio ("BlackRock Equity") pursuant to a plan of reorganization approved by BlackRock Equity shareholders on October 5, 2001. The acquisition was accomplished by a tax-free exchange of 4,478,929 shares of Putnam Research Class A shares (valued at $34.0 million) in exchange for the 6,756,930 shares of BlackRock Equity outstanding on October 15, 2001. BlackRock Equity's net assets at that date ($34.0 million), including

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

10. Acquisitions - continued


$5.4 million of unrealized depreciation and $2.2 million of accumulated net realized losses, were combined with those of Putnam Research. The aggregate net assets of Putnam Research and BlackRock Equity immediately before the acquisition were $16,100,329 and $33,995,071, respectively. The aggregate net assets of Putnam Research immediately after the acquisition were $50,095,400.

On February 12, 2001, J.P. Morgan Quality Bond Portfolio ("JPM Quality Bond") acquired all the net assets of Neuberger Berman Bond Series ("Bond Series") pursuant to a plan of reorganization approved by Bond Series shareholders on January 26, 2001. The acquisition was accomplished by a tax-free exchange of 2,172,334 shares of JPM Quality Bond Class A shares (valued at $24.7 million) in exchange for the 6,430,666 shares of Bond Series outstanding on February 9, 2001. Bond Series' net assets at that date ($24.7 million), including $0.5 million of unrealized appreciation, were combined with those of JPM Quality Bond. The aggregate net assets of JPM Quality Bond and Bond Series immediately before the acquisition were $95,198,648 and $24,733,891, respectively. The aggregate net assets of JPM Quality Bond immediately after the acquisition were $119,932,539.

On February 12, 2001, Lord Abbett Growth and Income Portfolio ("Growth and Income") acquired all the net assets of T. Rowe Price Growth and Income Series ("T. Rowe Growth & Income") and Large Cap Research Portfolio ("Large Cap") pursuant to a plan of reorganization approved by T. Rowe Growth & Income and Large Cap shareholders on January 26, 2001. The acquisition was accomplished by a tax-free exchange of 16,411,106 shares of Growth and Income Class A shares (valued at $426.8 million) in exchange for the 22,872,984 shares of T. Rowe Growth & Income and the 3,434,599 shares of Large Cap outstanding on February 9, 2001. T. Rowe Growth & Income's net assets at that date ($376.1 million), including $81.1 million of unrealized appreciation, were combined with those of Growth and Income. Large Cap's net assets at that date ($50.6 million), including $7.6 million of unrealized appreciation, were combined with those of Growth and Income. The aggregate net assets of Growth and Income, T. Rowe Growth & Income and Large Cap immediately before the acquisition were $909,553,539, $376,122,895 and $50,684,361, respectively. The aggregate net assets of Growth and Income immediately after the acquisition were $1,336,360,795.

11. Subsequent Events

A. Adviser changes:

Effective December 31, 2002, State Street Research & Management Company resigned as Adviser to State Street Research Concentrated International Portfolio ("the Portfolio"). The resignation was the result of the Adviser's decision to not manage any international portfolios in the future. On November 13, 2002, the Board of Trustees of the Trust approved a new Investment Advisory Agreement (the "Agreement") with respect to the Portfolio between the Manager and Harris Associates L.P. ("Harris"). The Agreement is not subject to shareholder approval and will become effective on January 1, 2003. The Management Agreement between the Trust and the Manager relating to the Portfolio will remain in effect and fees payable thereunder to the Manager will not change. The name of the Portfolio will be changed to the "Harris Oakmark International Portfolio" at the time the Agreement takes effect.

Effective January 1, 2003, the Manager terminated MFS Financial Services Company ("MFS") as the Adviser to ("the Portfolio"). On November 13, 2002, the Board of Trustees of the Trust approved a new Investment Advisory Agreement with respect to the Portfolio between the Manager and T. Rowe Price Associates, Inc. ("T. Rowe Price"). The Investment Advisory Agreement is not subject to shareholder approval and will become effective January 1, 2003. On December 30, 2002, shareholders approved a new Management Agreement between the Trust and the Manager which will increase the fee paid to the Manager to 0.75% of the Portfolio's assets to cover the increased fees paid by the Manager to T. Rowe Price. The name of the Portfolio will be changed to the "T. Rowe Price Mid-Cap Growth Portfolio" at the time the Agreement takes effect.

B. Reorganizations:

The following Portfolio reorganizations will be presented to the Board of Trustees on February 19, 2002, for approval. If approved, the reorganizations will be presented to shareholders on or about April 25, 2003. If approved by shareholders, the reorganizations will occur on or about April 28, 2003.

The proposed reorganizations provide for the acquisition of all of the assets of:

J.P. Morgan Enhanced Index Portfolio in exchange for shares of Lord Abbett Growth & Income Portfolio; J.P. Morgan International Equity Portfolio in exchange for shares of MFS Research International Portfolio; Janus Growth Portfolio (a series of Metropolitan Series Fund, Inc.) in exchange for shares of Janus Aggressive Growth Portfolio; Lord Abbett Developing Growth Portfolio in exchange for shares of Lord Abbett Growth Opportunities Portfolio. All Portfolios are series of Met Investors Series Trust unless otherwise noted.

REPORT OF INDEPENDENT AUDITORS

To the Policyholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Met Investors Series Trust (the "Trust") comprising J.P. Morgan Small Cap Stock Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan Select Equity Portfolio, J.P. Morgan Enhanced Index Portfolio, J.P. Morgan International Equity Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Developing Growth Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Growth and Income Portfolio, Janus Aggressive Growth Portfolio, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Money Market Portfolio, PIMCO Total Return Portfolio, PIMCO Innovation Portfolio, Met/Putnam Research Portfolio, Met/AIM Small Cap Growth Portfolio, Met/AIM Mid Cap Core Equity Portfolio, State Street Research Concentrated International Portfolio and Third Avenue Small Cap Value Portfolio - the "Portfolios", as of December 31, 2002, and the related statements of operations, statements of changes in net assets and financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Met Investors Series Trust as of December 31, 2002, the results of their operations, the changes in their net assets and the financial highlights for the respective periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2003

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 22 Corporate Plaza Drive, Newport Beach, California 92660.

                                                                                                                   Number of
                                                                                                                   Portfolios
                                                                                                                    Overseen
                               Position(s) Term of Office/ Principal
Occupation(s) Within the
Name, Age and Address      Held with the Trust  Length of Time Served             During Past 5 Years                Trust
---------------------      -------------------  ---------------------           -----------------------            ----------
Elizabeth M. Forget* (36) President and Trustee  From December 2000   Since January 2001, President of Met             22
                                                     to present       Investors Advisory LLC; since July 2000,
                                                                      Executive Vice President of MetLife
                                                                      Investors Group, Inc.; from June 1996 to
                                                                      July 2000, Senior Vice President of
                                                                      Equitable Distributors, Inc.

Stephen M. Alderman (43)  Trustee                From December 2000   Since November 1991, Partner in the law          22
                                                     to present       firm of Garfield and Merel, Ltd.

Jack R. Borsting (73)     Trustee                From December 2000   Currently, Professor of Business                 22
                                                     to present       Administration & Dean Emeritus, Marshall
                                                                      School of Business, University of Southern
                                                                      California (USC); from 1995-2001, Executive
                                                                      Director, Center for Telecommunications
                                                                      Management, USC; from 1988-1995, Dean of
                                                                      Marshall School of Business, USC

Theodore A. Myers (72)    Trustee                From December 2000   Since 1993, Financial Consultant                 22
                                                     to present

Tod A. Parrott (65)       Trustee                From December 2000   Since June 1996, Managing Partner,               22
                                                     to present       Rockaway Partners Ltd. (financial
                                                                      consultants)

Dawn M. Vroegop (36)      Trustee                From December 2000   Since September 1999, Managing Director,         22
                                                     to present       Dresdner RCM Global Investors; from July
                                                                      1994 to July 1999, Director, Schroder
                                                                      Capital Management International

Roger T. Wickers (68)     Trustee                From December 2000   Since 1995, retired; from 1980 to 1995,          22
                                                     to present       Senior Vice President and General Counsel,
                                                                      Keystone Group Inc. and the Keystone Group
                                                                      of Mutual Funds

Michael K. Farrell (49)   Executive Vice          From August 2002    Since July 2002, Chief Executive Officer of      22
                          President                  to present       MetLife Investors Group, Inc. and Met
                                                                      Investors Advisory LLC; since April 2001,
                                                                      Chief Executive Officer of MetLife Resources
                                                                      and Senior Vice President of Metropolitan
                                                                      Life Insurance Company; since January
                                                                      1990, President of Michael K. Farrell
                                                                      Associates

Richard C. Pearson (59)   Vice President and     From December 2000   Since July 2002, President of MetLife            22
                          Secretary                  to present       Investors Distribution Company; since
                                                                      January
                                                                      2002,
                                                                      Secretary
                                                                      of Met
                                                                      Investors
                                                                      Advisory
                                                                      LLC; since
                                                                      January
                                                                      2001,
                                                                      Senior
                                                                      Vice
                                                                      President
                                                                      and
                                                                      General
                                                                      Counsel of
                                                                      Met
                                                                      Investors
                                                                      Advisory
                                                                      LLC; since
                                                                      November
                                                                      2000,
                                                                      Executive
                                                                      Vice
                                                                      President,
                                                                      General
                                                                      Counsel
                                                                      and
                                                                      Secretary
                                                                      of MetLife
                                                                      Investors
                                                                      Group,
                                                                      Inc.; from
                                                                      1998 to
                                                                      November
                                                                      2000,
                                                                      President,
                                                                      Security
                                                                      First
                                                                      Group,
                                                                      Inc.; from
                                                                      1983 to
                                                                      1997,
                                                                      Senior
                                                                      Vice
                                                                      President,
                                                                      General
                                                                      Counsel,
                                                                      Security
                                                                      First
                                                                      Group,
                                                                      Inc.

Jeffrey A. Tupper (32)    Chief Financial         From August 2002    Since February 2001, Assistant Vice              22
                          Officer and Treasurer      to present       President of MetLife Investors Distribution
                                                                      Company;
                                                                      from 1997
                                                                      to January
                                                                      2001, Vice
                                                                      President
                                                                      of PIMCO
                                                                      Advisors
                                                                      L.P.



                             Other Directorships Held
Name, Age and Address           Outside the Trust
---------------------     -------------------------------
Elizabeth M. Forget* (36)              None






Stephen M. Alderman (43)               None


Jack R. Borsting (73)     Director, Whitman Education
                          Group, Ivax Diagnostics and Los
                          Angeles Orthopedic Hospital;
                          Trustee, Institute of Defense
                          Analyses (IDA) and The Rose
                          Hills Foundation


Theodore A. Myers (72)    Trustee of 38 Van Kampen
                                closed-end funds

Tod A. Parrott (65)       Director, U.S. Stock Transfer
                          Corporation; Director Bonfire
                          Foundation

Dawn M. Vroegop (36)      Board member of City College of
                            San Francisco Foundation



Roger T. Wickers (68)     From 1995 to 1998, Chairman of
                          the Board of Directors of two
                          American International Group
                          mutual funds

Michael K. Farrell (49)                None








Richard C. Pearson (59)                None












Jeffrey A. Tupper (32)                 None



--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.

Additional information about the Portfolios' trustees and executive officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Trust either by mail at Met Investors Series Trust, 22 Corporate Plaza Drive, Newport Beach, CA 92660 or by phone at 1-800-848-3854.

                                                                     ANNUAL 1202

                      Sign up for Met-eDelivery today at
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


Notes to Pro forma Combining Financial Statements (Unaudited)
December 31, 2002



     The Pro forma statements give effect to the proposed transfer of the assets and stated liabilities of the Janus Growth Portfolio in exchange for shares of the Janus Aggressive Growth Portfolio at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Janus Aggressive Growth Portfolio, and the results of operations of Janus Aggressive Growth Portfolio for pre-combination periods will not be restated. The Pro forma combined financial statements do not reflect the expenses of either fund in carrying out its obligation under the proposed Agreement and Plan of Reorganization. All of the costs of the reorganization will be paid by MetLife Advisers, LCC.




    The Pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the Janus Aggressive Growth Portfolio and the Janus Growth Portfolio, as though the reorganization occurred as of December 31, 2002. The Pro forma unaudited statements of operations reflect the results of operations of each of the merged funds for the period ended December 31, 2002, as though the reorganization occurred as of the beginning of the period. The Janus Aggressive Growth Portfolio has been selected as the accounting survivor.



     The Pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the Janus Growth Portfolio and Janus Aggressive Growth Portfolio which are incorporated by reference in the Statement of Additional Information.

MET INVESTORS SERIES TRUST
Janus Aggressive Growth Portfolio
Postmerger Portfolio December 31, 2002 (Unaudited)(e)



Security Description                                Shares        Market Value
3M Co.                                                 5,085       626,981.00
Acme Communications, Inc.                             38,480       306,685.60
AFLAC, Inc.                                           24,220       729,506.00
Alcon, Inc.                                           22,390       883,285.00
Alliant Techsystems, Inc.                              1,230        76,690.00
American Express Co.                                   6,535       231,012.25
American International Group, Inc.                     4,935       285,489.75
Amgen, Inc.                                           20,355       983,961.00
Anadarko Petroleum Corp.                              24,560     1,176,424.00
Andrx Corp.                                            8,880       130,269.60
AOL Time Warner, Inc.                                100,760     1,319,956.00
Apache Corp.                                           8,485       483,560.15
Applied Materials, Inc.                               59,540       775,806.00
Avon Products, Inc.                                   26,865     1,447,218.00
Baker Hughes, Inc.                                    13,780       443,578.20
Ball Corp.                                             3,775       193,242.25
Bank New York, Inc.                                   16,715       400,491.00
Berkshire Hathaway, Inc.                                   9       654,750.00
Berkshire Hathaway, Inc. (Class B)                       153       370,719.00
BISYS Group, Inc.                                     12,515       198,989.00
Blockbuster, Inc.                                     22,040       269,990.00
Brown & Brown, Inc.                                    3,310       106,979.20
CH Robinson Worldwide                                 22,180       692,016.00
Cardinal Health, Inc.                                 15,325       907,087.15
Celestica, Inc.                                        6,975        98,347.00
Check Point Software                                   8,235       106,808.00
Checkfree Corp.                                       15,255       244,095.25
Citigroup, Inc.                                       37,940     1,335,108.25
Clear Channel Communication                           18,240       680,170.00
Colgate Palmolive Co.                                 21,370     1,120,428.75
Comcast Corp.                                         30,650       692,383.00
COSTCO Wholesale Corp.                                15,340       430,441.00
Dell Computer Corp.                                   10,975       293,471.00
EMC Corp.                                             59,650       366,251.00
Encana Corp.                                          31,550       974,241.00
EOG Resources, Inc.                                    6,365       254,090.80
Fairmont Hotels Resorts, Inc.                         14,245       335,470.00
Federal Home Loan Mortgage (ST)                    6,200,000     6,199,871.17
Federal National Mortgage Association                 18,705     1,203,292.80
FedEx Corp.                                            2,000       108,440.00
Fifth Third Bancorp.                                   7,355       430,635.00
Fiserv, Inc.                                          24,135       819,383.00
Four Seasons Hotels, Inc.                             21,400       604,550.00
Genentech, Inc.                                       27,525       912,728.00
General Dynamics Corp.                                16,920     1,342,940.80
General Electric Co.                                  28,710       699,088.00
General Electric Capital Corp. (ST)                2,400,000     2,399,916.22
Goldman Sachs Group, Inc.                             14,765     1,005,497.00
Guidant Corp.                                          8,960       276,416.00
Harley-Davidson, Inc.                                 33,360     1,541,232.00
International Game Technology, Inc.                   12,845       975,192.40
Intuit, Inc.                                          10,935       513,070.20
Iron Mountain, Inc.                                    6,050       199,710.00
J.B. Hunt Transport Services, Inc.                     7,075       207,297.50
Kohl's Corp.                                             275        15,386.00
Estee Lauder Cos, Inc.                                12,130       320,232.00
Lehman Brothers Holdings, Inc.                         5,915       315,210.35
Liberty Media Corp.                                   87,490       782,160.60
Manpower, Inc.                                        20,980       669,262.00
Marvell Technology Group                               6,580       124,099.00
Maxim Integrated Products, Inc.                       44,340     1,464,994.00
MBNA Corp.                                             2,220        42,224.00
Medtronic, Inc.                                       53,540     2,441,424.00
Merrill Lynch & Co., Inc.                             13,035       494,678.25
MGIC Investment Corp.                                 21,315       880,310.00
MGM Mirage, Inc.                                      30,380     1,001,628.25
Microsoft Corp.                                        8,240       426,008.00
Morgan Stanley Dean Witter & Co.                       8,845       353,093.00
Nabors Industries, Ltd.                               17,695       624,102.65
New York Times Co.                                    19,345       884,647.00
Nike, Inc. (Class B)                                   4,210       187,218.70
NOKIA Corp.                                           67,585     1,047,567.50
Northern Trust Corp.                                   9,290       325,615.00
Novellus Systems, Inc.                                 8,615       241,909.20
NVIDIA Corp..                                         46,175       531,474.00
Pactiv Corp.                                          56,370     1,232,248.00
Pfizer, Inc.                                          39,000     1,192,230.00
Pier 1 Imports, Inc.                                  48,545       918,956.85
Procter & Gamble Co.                                   1,420       122,035.00
RealNetworks, Inc.                                   250,180       953,185.80
Ryanair Holdings plc.                                 10,815       423,515.00
SLM Corp.                                              5,705       592,521.00
Smith International, Inc.                             21,455       699,862.10
Southwest Airlines                                    67,250       934,775.00
Staples, Inc.                                         21,620       395,646.00
Starwood Hotels & Resorts                             19,820       470,527.00
Stericycle, Inc.                                      10,970       355,198.00
Steris Corp.                                           8,040       194,970.00
SYSCO Corp.                                           17,570       523,410.00
TCF Financial Corp.                                    8,725       381,195.00
Teradyne, Inc.                                         8,645       112,472.00
Teva Pharmaceutical Industries, Ltd. (ADR)            26,090     1,007,334.85
Texas Instruments, Inc.                               46,875       703,594.00
TJX Cos., Inc.                                        17,695       345,406.40
Total Fina SA                                          9,100       650,650.00
United Parcel Service, Inc.                           12,795       807,109.00
United Health Group, Inc.                              8,180       683,030.00
USA Interactive                                       16,115       369,356.00
Viacom, Inc. (Class B)                                18,760       764,657.40
Vodafone Group plc.                                   30,685       556,012.00
Walgreen Co.                                         137,000       399,903.00
Weight Watchers International, Inc.                   12,270       564,052.00
Whole Foods Market, Inc.                              21,480     1,132,640.00
Yahoo, Inc.                                           34,680       567,018.00
Zimmer Holdings, Inc.                                 14,430       599,134.00
State Street Navigator Prime Portfolio             3,947,286     3,947,286.00
                                                             -----------------
Combined Market Values                                          75,838,424.19

Combined Pro forma Statement of Assets and Liabilities (Unaudited) December 31, 2002



                                                                                      Adjustments         Post Merger
                                                   Janus Aggressive   Janus Growth   (References are to   Janus Aggressive
                                                   Growth Portfolio   Portfolio      Pro forma footnotes) Growth Portfolio
------------------------------------------------

Assets:
Investments in securities, at market value*....    $  56,634,241   $     19,204,184  $               $    75,838,425
Cash.................................................    101,813             73,856        _                 175,669
Dividends & Interest receivables....................       36,69              2,628        -                  39,320
Receivable for investments sold.....................       -                 31,702        -                  31,702
Receivable for fund shares sold.....................     348,530            168,591        -                 517,121
Prepaid expenses and other assets...................       -                  2,138                            2,138
                                                   --------------   --------------   --------------    --------------
          Total assets.............................   57,121,276         19,483,099        -              76,604,375
                                                   --------------   --------------   --------------    --------------


Liabilities:
Payable for investments purchased...................   3,558,895          -                -               3,558,895
Payable for fund shares redeemed....................      -                18,966                             18,966
Investment advisory fee payable.....................      20,406          -                -                  20,406
Securities on loan..................................   3,947,286          -                -               3,947,286
12b1 Fees Class B...................................       9,318            1,318          -                  10,636
Accrued expenses and other liabilities...............     32,348           28,487          -                  60,835
                                                   --------------   --------------   --------------   --------------
          Total liabilities.........................   7,568,253           48,771          -               7,617,024
                                                   --------------   --------------   --------------   --------------

Net Assets                                        $   49,553,023  $    19,434,328  $       -           $  68,987,351
                                                   ==============   ==============   ==============   ==============
Composition of Net Assets:
Paid in surplus....................................   59,143,700       26,526,482          -              85,670,182
Undistributed/(distributions in excess of) net
investment income..................................       (6,269)          -               -                 (6,269)
Accumulated net realized loss......................   (7,456,487)      (6,405,230)         -            (13,861,717)
Net unrealized appreciation/depreciation...........   (2,127,921)        (686,924)         -             (2,814,845)
                                                   --------------   --------------   --------------   --------------
Net assets applicable to capital stock
outstanding                                       $   49,553,023   $    19,434,328  $       -            $ 68,987,351
                                                    ==============   ==============   ==============   ==============

Net Assets:
Class A                                                2,718,494       12,489,841                -       15,208,335
Class B                                               46,834,529        5,527,483                -       52,362,012
Class E                                                        -        1,417,004                -        1,417,004

Capital Shares Outstanding:
Class A                                                  506,384        2,301,606           24,249 (a)    2,832,239
Class B                                                8,766,860        1,021,728           13,381 (a)    9,801,969
Class E                                                        -          261,433            3,924 (a)      265,357

Net Asset Value and Offering Price Per Share:
Class A                                                     5.37             5.43                -             5.37
Class B                                                     5.34             5.41                -             5.34
Class E                                                        -             5.42                -             5.34

* Investments in securities at cost                   58,761,912       19,891,108                -       78,653,020



Combined Pro forma Statement of Operations
For the year ended December 31, 2002       ((Unaudited)


                                                                                                      Post Merger
                                                   Janus Aggressive   Janus Growth   Adjustments     Janus Aggressive
                                                   Growth Portfolio   Portfolio      (References      Growth Portfolio
---------------------------------------------                                        are to Pro
                                                                                     forma footnotes)
Investment Income:
   Dividends.................................          $ 164,861        $  57,606        $    -          $ 222,467
   Interest..................................             71,118           18,998             -             90,116
                                                      ----------------   --------------   --------------   --------------
                                                         235,979           76,604             -            312,583
                                                      ----------------   --------------   --------------   --------------

Expenses:
    Investment advisory fee                              216,931          134,157                -         351,088
    Administration fees                                   21,236            -                8,337 (b)      29,573
    Custody fees                                          89,140           72,866                -         162,006
    Transfer agent fees                                    9,219            -                5,000 (b)      14,219
    Distribution fee - Class B                            62,489           10,792                -          73,281
    Distribution fee - Class E                                 -            1,004                -           1,004
    Audit                                                 19,965           18,325          (18,325)(c)      19,965
    Legal                                                 20,053              529             (529)(c)      20,053
    Insurance                                              1,274              156                -           1,430
    Miscellaneous Fees                                     2,141            4,227                -           6,368
    Directors                                              9,329           12,639          (12,639)(c)       9,329
    Shareholder reporting                                    373            8,120                -           8,493
                                                        --------------   --------------   --------------   --------------
         Total expenses .........................        452,150          262,815          (18,156)        696,809
         Less expenses waived and reimbursed by         (159,172)         (91,707)           1,386 (d)    (249,493)
         the advisor                                     (13,034)         -                      -         (13,034)
         Less broker commission recap                  ---------------   --------------   --------------   --------------
         Net expenses                                    279,944          171,108          (16,770)        434,282
                                                       ---------------   --------------   --------------   --------------
    Net investment income........................        (43,965)         (94,504)          16,770        (121,699)
                                                        --------------  ---------------   --------------   --------------

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain/(loss) on:
              Investment transactions ............    (5,581,079)      (4,936,982)            -        (10,518,061)
              Foreign currency transactions.......            25           58,481             -             58,506
                                                      ----------------   --------------   --------------   --------------

Net realized gain/(loss) on investments,
and foreign currency transactions..................   (5,581,054)      (4,878,501)            -        (10,459,555)
                                                          ------------   --------------   --------------   --------------

Net change in unrealized appreciation/(depreciation)
on investments and foreign currency transactions ...   2,849,034)      (1,226,357)            -         (4,075,391)
                                                       ---------------   --------------   --------------   --------------
Net realized and unrealized gain/(loss) on
investments and foreign currency transactions.......  (8,430,088)      (6,104,858)            -        (14,534,946)
                                                          --------------   --------------   --------------   --------------
Net increase in net assets resulting from operations. (8,474,053)      (6,199,662)   $     16,770      (14,656,645)
                                                          ==============   ==============   ==============   ==============


Interest Income included Security Lending Income of   $    8,197        $        -            -      $       8,197


Notes to Pro forma Combining Financial Statements (Unaudited)
December 31, 2002

Note a
Reflects change in shares outstanding due to the conversion of Janus Growth Portfolio shares into the Janus Aggressive Growth Portfolio shares based on the net asset value of the Janus Aggressive Growth Portfolio shares at December 31, 2002

Note b
Reflects Janus Aggressive Growth Portfolio Administration fee and Transfer Agent fee structure.

Note c
Reflects adjustment for estimated cost savings arising from the merger

Note d
Reflects adjustment to the level of the Janus Aggressive Growth Portfolio's expense cap of 0.85%

Note e
No realignment of the portfolio is expected in connection with the merger

                          MET INVESTORS SERIES TRUST

                                    PART C

                               OTHER INFORMATION


Item 15. Indemnification.

     The response to this item is  incorporated  by reference to "Liability  and
Indemnification   of   Trustees/Directors"   under  the   caption   "Comparative
Information on Shareholders' Rights" in Part A of this Registration Statement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

     The Advisory Agreement with Met Investors Advisory LLC (the "Manager") provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Manager in the performance of its duties or from reckless disregard by the Manager of its obligations under the Agreement.

Item 16. Exhibits:

     1. Declaration of Trust. Incorporated by reference to Met Investors Series Trust's Registration Statement on Form N-1A filed on October 23, 2000, Registration No. 333-48456 ("Form N-1A Registration Statement")

     2.  Bylaws.  Incorporated  by  reference  to  the  Form  N-1A  Registration
Statement.

     3. Not applicable.

     4. Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

     5. None other than as set forth in Exhibits 1 and 2.

     6(a). Management Agreement between Met Investors Advisory Corp. and Met Investors Series Trust. Incorporated by reference to Pre-Effective Amendment No. 1 to the Form N-1A Registration Statement filed with the SEC on January 5, 2001 ("Pre-Effective Amendment No. 1").

     6(b). Form of Amendment No. 1 to Management Agreement. Incorporated by reference to Pre-Effective Amendment No. 2 to the Form N-1A Registration Statement filed with the SEC on February 5, 2001.

     6(c). Investment Advisory Agreement between Janus Capital Management LLC and Met Investors Advisory LLC with respect to the Janus Aggressive Growth Portfolio. Incorporated by reference to Post-Effective Amendment No. 8 to the Form N-1A Registration Statement filed with the SEC on May 1, 2002 ("Post-Effective Amendment No. 8").

     6(d).   Form  of  Amendment  No.  1  to  Investment   Advisory   Agreement.
Incorporated by reference to Post-Effective Amendment No. 8.

     7(a). Form of Second Amended and Restated Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to the Class A shares. Incorporated by reference to Post-Effective Amendment No. 9 to the Form N-1A Registration Statement filed with the SEC on February 14, 2003 ("Post-Effective Amendment No. 9").

     7(a)(i).   Form  of  Amendment  No.  1  to  Second   Amended  and  Restated
Distribution Agreement. Incorporated by reference to Post-Effective Amendment No. 9.

     7(b). Form of Second Amended and Restated Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to Class B shares. Incorporated by reference to Post-Effective Amendment No. 9.

     7(b)(i).   Form  of  Amendment  No.  1  to  Second   Amended  and  Restated
Distribution Agreement. Incorporated by reference to Post-Effective Amendment No. 9.

     7(c). Form of Amended and Restated Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to the Class E shares. Incorporated by reference to Post-Effective Amendment No. 9.


     7(c)(i) Form of Amendment No. 1 to Amended and Restated Distribution Agreement. Incorporated by reference to Post-Effective Amendment No. 9.


     8. Form of Deferred Compensation Plan. Incorporated by reference to the Form N-1A Registration Statement.

     9. Form of Custody Agreement between State Street Bank & Trust Company and Met Investors Series Trust. Incorporated by reference to Post-Effective Amendment No. 5 to the Form N-1A Registration Statement filed with the SEC on October 9, 2001.

     10(a). Form of 12b-1 Class B Distribution Plan. Incorporated by reference to the Form N-1A Registration Statement.

     10(b). Form of Rule 12b-1 Class E Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 3 to the Form N-1A Registration Statement filed with the SEC on May 18, 2001.

     10(c). Multiple Class Plan. Incorporated by reference to the Form N-1A Registration Statement.


     11. Opinion and consent of Sullivan & Worcester LLP. Previously filed.

     12. Tax opinion and consent of Sullivan & Worcester LLP. Filed herewith.


     13. Not applicable.

     14(a). Consent of Deloitte & Touche LLP with respect to Janus Aggressive Growth Portfolio. Filed herewith.

     14(b). Consent of Deloitte & Touche LLP with respect to Janus Growth Portfolio. Filed herewith.

     15. Not applicable.

     16. Powers of Attorney. Incorporated by reference to the Pre-Effective Amendment No. 1 and Post-Effective Amendment No. 2 to the Form N-1A Registration Statement filed with the SEC on April 30, 2001 and Post-Effective Amendment No. 9.

     17. Form of Voting Instructions. Filed herewith.


Item 17. Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                     SIGNATURES


     As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of Newport Beach and State of California on the 22nd day of March, 2003.


                                MET INVESTORS SERIES TRUST

                                By:      /s/ Elizabeth M. Forget
                                         Name: Elizabeth M. Forget
                                         Title: President


     As required by the Securities Act of 1933, the following persons have signed this Post-Effective Amendment No. 1 to the Registration Statement in the capacities indicated on the 22nd day of March, 2003.


Signatures                          Title

/s/ Elizabeth M. Forget             President, Trustee
Elizabeth M. Forget


/s/ Jeffrey A. Tupper*              Chief Financial Officer and Treasurer

Jeffrey A. Tupper

/s/ Stephen M. Alderman*            Trustee
Stephen M. Alderman

/s/ Jack R. Borsting*               Trustee
Jack R. Borsting

/s/ Theodore A. Myers*             Trustee
Theodore A. Myers

/s/ Tod A. Parrott*                 Trustee
Tod A. Parrott

/s/ Dawn M. Vroegop*               Trustee
Dawn M. Vroegop

/s/ Roger T. Wickers*               Trustee
Roger T. Wickers

* By: /s/ Robert N. Hickey
         Robert N. Hickey
         Attorney-in-fact

                               EXHIBIT INDEX






         Exhibit
            No.


         12            Tax opinion of Sullivan & Worcester LLP


         14(a) Consent of Deloitte & Touche LLP with respect to Janus Aggressive Growth Portfolio.

         14(b) Consent of Deloitte & Touche LLP with respect to Janus Growth Portfolio.

         17            Form of voting instructions.